UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices)        (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 576-7000

Date of fiscal year end:         December 31

Date of reporting period:      December 31, 2018

FORM N-CSR

Item 1.    Reports to Stockholders.

MainStay VP MacKay Growth Portfolio

(Formerly known as MainStay VP Cornerstone Growth Portfolio)

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]

Initial Class Shares	1/29/1993	–4.24%	6.95%	11.53%	0.75%
Service Class Shares	6/5/2003	–4.48	6.69	11.26	1.00

Benchmark Performance	One Year	Five Years	Ten Years

Russell 1000® Growth Index[2]	–1.51%	10.40%	15.29%

S&P 500® Index[3]	–4.38	8.49	13.12
Morningstar Large Growth Category Average[4]	–2.07	8.18	13.76

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

2.

The Russell 1000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.	The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is
widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$891.40	$3.48	$1,021.53	$3.72	0.73%

Service Class Shares	$1,000.00	$890.20	$4.67	$1,020.27	$4.99	0.98%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Growth Portfolio

Industry Composition as of December 31, 2018 (Unaudited)

Software	11.8%

IT Services	9.8

Interactive Media & Services	8.7

Technology Hardware, Storage & Peripherals	7.0

Internet & Direct Marketing Retail	6.5

Biotechnology	6.1

Specialty Retail	4.9

Health Care Providers & Services	4.7

Semiconductors & Semiconductor Equipment	3.3

Hotels, Restaurants & Leisure	2.8

Aerospace & Defense	2.5

Entertainment	2.2

Beverages	2.0

Capital Markets	1.8

Exchange Traded Funds	1.8

Insurance	1.8

Food & Staples Retailing	1.5

Health Care Equipment & Supplies	1.5

Equity Real Estate Investment Trusts	1.4

Life Sciences Tools & Services	1.4

Media	1.4

Machinery	1.3

Road & Rail	1.2

Chemicals	1.0

Communications Equipment	0.9

Electronic Equipment, Instruments & Components	0.9

Trading Companies & Distributors	0.9

Diversified Financial Services	0.8%

Pharmaceuticals	0.8

Commercial Services & Supplies	0.7

Industrial Conglomerates	0.6

Professional Services	0.6

Textiles, Apparel & Luxury Goods	0.6

Wireless Telecommunication Services	0.6

Diversified Consumer Services	0.5

Tobacco	0.5

Air Freight & Logistics	0.4

Household Products	0.4

Independent Power & Renewable Electricity Producers	0.4

Electrical Equipment	0.3

Multi-Utilities	0.3

Airlines	0.2

Containers & Packaging	0.2

Oil, Gas & Consumable Fuels	0.2

Personal Products	0.2

Auto Components	0.1

Automobiles	0.1

Consumer Finance	0.1

Health Care Technology	0.1

Multiline Retail	0.0	‡

Short-Term Investments	0.2

Other Assets, Less Liabilities	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2018 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	Facebook, Inc., Class A
6.	UnitedHealth Group, Inc.

7.	Visa, Inc., Class A

8.	iShares Russell 1000 Growth ETF

9.	Boeing Co.

10.	AbbVie, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s subadvisor.

How did MainStay VP MacKay Growth Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP MacKay Growth Portfolio returned –4.24% for Initial Class shares and –4.48% for Service Class shares. Over the same period, both share classes underperformed the –1.51% return of the Russell 1000® Growth Index,1 which is the Portfolio’s primary benchmark. Over the same period, Initial Class shares outperformed—and Service Class shares underperformed—the –4.38% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2018, both share classes underperformed the –2.07% return of the Morningstar Large Growth Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection was the primary reason why the Portfolio underperformed the Russell 1000® Growth Index during the reporting period, and the effects of sector allocation were nearly flat. The Portfolio’s stock selection was strongest in the industrials, energy and consumer staples sectors. During the reporting period, the Portfolio’s stock selection was weakest in the consumer discretionary, information technology and materials sectors.

In the fourth quarter of 2018, an abrupt rotation in the performance resulting from style and size as well as an investor risk-aversion had a negative impact on the performance of our stock-selection model, particularly in predicting which stocks to own.

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Portfolio and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective May 1, 2018, the Portfolio was renamed MainStay VP MacKay Growth Portfolio. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017. Effective December 18, 2018, Andrew Ver Planck no longer served as a portfolio manager of the Portfolio, and Mona Patni was added as a portfolio manager of the Portfolio. For more information on this change, please refer to the supplement dated December 18, 2018.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive sector contributions to the Portfolio’s performance relative to the Russell

1000® Growth Index came from industrials, consumer staples and communication services. (Contributions take weightings and total returns into account.) Over the same period, the weakest sector contributions to the Portfolio’s relative performance came from consumer discretionary, information technology and materials.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period were software company Microsoft, e-commerce company Amazon.com and technology company Dell Technologies. Over the same period, the stocks that detracted the most from the Portfolio’s absolute performance were social networking platform Facebook, technology company Apple and computer gaming company NVIDIA.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio’s largest new position was in biotechnology company Amgen. Over the same period the Portfolio’s most substantial increase in position size was in Amazon.com. The largest position that the Portfolio exited entirely during the reporting period was in media company Comcast, and the most substantial decrease in position size was in industrial conglomerate 3M.

How did the Portfolio’s sector weightings change during the reporting period?

Relative to the Russell 1000® Growth Index, the most substantial increases in sector weightings during the reporting period were in communication services and health care. Over the same period, the most substantial decreases in relative sector weightings were in consumer discretionary and energy.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, the most substantially overweight sector positions in the Portfolio relative to the Russell 1000® Growth Index were in information technology, communication services and consumer discretionary. As of the same date, the Portfolio’s most substantially underweight sector positions relative to the Index were in industrials, consumer staples and real estate.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Large Growth Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay Growth Portfolio

Portfolio of Investments December 31, 2018

	Shares	Value
Common Stocks 98.0%†
Aerospace & Defense 2.5%
Boeing Co.	29,175	$9,408,938
Lockheed Martin Corp.	3,448	902,824
Northrop Grumman Corp.	98	24,000
Raytheon Co.	17,872	2,740,671

		13,076,433

Air Freight & Logistics 0.4%
FedEx Corp.	950	153,264
United Parcel Service, Inc., Class B	11,572	1,128,617
XPO Logistics, Inc. (a)	15,054	858,680

		2,140,561

Airlines 0.2%
JetBlue Airways Corp. (a)	21,633	347,426
United Continental Holdings, Inc. (a)	11,048	925,049

		1,272,475

Auto Components 0.1%
Aptiv PLC	9,963	613,422

Automobiles 0.1%
Tesla, Inc. (a)	1,868	621,670

Beverages 2.0%
Coca-Cola Co.	97,003	4,593,092
Monster Beverage Corp. (a)	374	18,408
PepsiCo., Inc.	51,934	5,737,669

		10,349,169

Biotechnology 6.1%
AbbVie, Inc.	86,818	8,003,751
Alkermes PLC (a)	15,984	471,688
Amgen, Inc.	35,842	6,977,362
Biogen, Inc. (a)	13,979	4,206,561
BioMarin Pharmaceutical, Inc. (a)	2,570	218,836
Celgene Corp. (a)	56,694	3,633,518
Exact Sciences Corp. (a)	20,142	1,270,960
Gilead Sciences, Inc.	69,252	4,331,713
Ionis Pharmaceuticals, Inc. (a)	2,633	142,340
Regeneron Pharmaceuticals, Inc. (a)	3,581	1,337,503
Sarepta Therapeutics, Inc. (a)	5,952	649,542
Vertex Pharmaceuticals, Inc. (a)	347	57,501

		31,301,275

Capital Markets 1.8%
Ameriprise Financial, Inc.	8,122	847,693
Cboe Global Markets, Inc.	8,968	877,339
Charles Schwab Corp.	8,388	348,354
CME Group, Inc.	11,394	2,143,439
Evercore, Inc., Class A	26,514	1,897,342
FactSet Research Systems, Inc.	1,884	377,045
Intercontinental Exchange, Inc.	4,194	315,934

	Shares	Value
Capital Markets (continued)
LPL Financial Holdings, Inc.	34,426	$2,102,740
S&P Global, Inc.	999	169,770

		9,079,656

Chemicals 1.0%
Celanese Corp.	13,889	1,249,593
CF Industries Holdings, Inc.	43,110	1,875,716
Linde PLC	3,400	530,536
Mosaic Co.	59,331	1,733,059

		5,388,904

Commercial Services & Supplies 0.7%
Clean Harbors, Inc. (a)	1,474	72,742
Republic Services, Inc.	24,794	1,787,400
Waste Management, Inc.	18,861	1,678,440

		3,538,582

Communications Equipment 0.9%
Arista Networks, Inc. (a)	2,473	521,061
F5 Networks, Inc. (a)	9,919	1,607,176
Juniper Networks, Inc.	44,274	1,191,413
Ubiquiti Networks, Inc.	14,119	1,403,570

		4,723,220

Consumer Finance 0.1%
American Express Co.	3,374	321,610

Containers & Packaging 0.2%
Berry Global Group, Inc. (a)	14,222	675,971
Silgan Holdings, Inc.	15,819	373,645

		1,049,616

Diversified Consumer Services 0.5%
Frontdoor, Inc. (a)	8,661	230,469
Graham Holdings Co., Class B	1,009	646,346
H&R Block, Inc.	69,549	1,764,458

		2,641,273

Diversified Financial Services 0.8%
Berkshire Hathaway, Inc., Class B (a)	19,618	4,005,603

Electrical Equipment 0.3%
Emerson Electric Co.	8,698	519,706
Rockwell Automation, Inc.	7,884	1,186,384

		1,706,090

Electronic Equipment, Instruments & Components 0.9%
CDW Corp.	27,484	2,227,578
Zebra Technologies Corp., Class A (a)	13,494	2,148,650

		4,376,228

Entertainment 2.2%
Cinemark Holdings, Inc.	9,248	331,078
Live Nation Entertainment, Inc. (a)	9,251	455,612

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Entertainment (continued)
Netflix, Inc. (a)	18,110	$4,847,323
Viacom, Inc., Class B	31,429	807,725
Walt Disney Co.	43,254	4,742,801

		11,184,539

Equity Real Estate Investment Trusts 1.4%
American Tower Corp.	7,978	1,262,040
Colony Capital, Inc.	222,687	1,042,175
Equity LifeStyle Properties, Inc.	5,308	515,566
Lamar Advertising Co., Class A	5,888	407,332
Omega Healthcare Investors, Inc.	51,640	1,815,146
Public Storage	1,363	275,885
Simon Property Group, Inc.	2,096	352,107
Uniti Group, Inc.	108,485	1,689,111

		7,359,362

Food & Staples Retailing 1.5%
Casey’s General Stores, Inc.	9,033	1,157,489
Costco Wholesale Corp.	21,572	4,394,432
Sprouts Farmers Market, Inc. (a)	81,314	1,911,692

		7,463,613

Health Care Equipment & Supplies 1.5%
ABIOMED, Inc. (a)	1,858	603,925
Boston Scientific Corp. (a)	1,518	53,646
DexCom, Inc. (a)	11,896	1,425,141
Hill-Rom Holdings, Inc.	7,835	693,789
Intuitive Surgical, Inc. (a)	4,876	2,335,214
Stryker Corp.	3,691	578,564
Varian Medical Systems, Inc. (a)	19,388	2,196,854

		7,887,133

Health Care Providers & Services 4.7%
Centene Corp. (a)	22,494	2,593,558
Cigna Corp. (a)	13,055	2,479,406
Encompass Health Corp.	31,026	1,914,304
HCA Healthcare, Inc.	23,053	2,868,946
McKesson Corp.	3,887	429,397
Premier, Inc., Class A (a)	48,746	1,820,663
UnitedHealth Group, Inc.	48,435	12,066,127

		24,172,401

Health Care Technology 0.1%
Veeva Systems, Inc., Class A (a)	3,895	347,901

Hotels, Restaurants & Leisure 2.8%
Chipotle Mexican Grill, Inc. (a)	5,078	2,192,630
Darden Restaurants, Inc.	20,765	2,073,593
Domino’s Pizza, Inc.	4	992
Dunkin’ Brands Group, Inc.	295	18,915
Extended Stay America, Inc.	52,780	818,090
Starbucks Corp.	84,731	5,456,676
Wendy’s Co.	116,828	1,823,685
Yum China Holdings, Inc.	52,267	1,752,513

		14,137,094

	Shares	Value
Household Products 0.4%
Church & Dwight Co., Inc.	22,530	$1,481,573
Kimberly-Clark Corp.	5,118	583,145

		2,064,718

Independent Power & Renewable Electricity Producers 0.4%
AES Corp.	8,626	124,732
NRG Energy, Inc.	43,478	1,721,729

		1,846,461

Industrial Conglomerates 0.6%
3M Co.	11,416	2,175,205
Honeywell International, Inc.	6,825	901,719

		3,076,924

Insurance 1.8%
Alleghany Corp.	2,122	1,322,685
Athene Holding, Ltd., Class A (a)	44,266	1,763,115
Axis Capital Holdings, Ltd.	18,322	946,148
Progressive Corp.	54,403	3,282,133
Travelers Cos., Inc.	15,605	1,868,699

		9,182,780

Interactive Media & Services 8.7%
Alphabet, Inc. (a)
Class A	13,325	13,924,092
Class C	13,562	14,044,943
Facebook, Inc., Class A (a)	96,941	12,707,996
IAC/InterActiveCorp (a)	10,230	1,872,499
TripAdvisor, Inc. (a)	35,407	1,909,853

		44,459,383

Internet & Direct Marketing Retail 6.5%
Amazon.com, Inc. (a)	17,779	26,703,525
Booking Holdings, Inc. (a)	2,680	4,616,085
Expedia Group, Inc.	20,482	2,307,297

		33,626,907

IT Services 9.8%
Accenture PLC, Class A	16,160	2,278,722
Akamai Technologies, Inc. (a)	34,521	2,108,543
Alliance Data Systems Corp.	7,692	1,154,415
Automatic Data Processing, Inc.	32,581	4,272,021
Booz Allen Hamilton Holding Corp.	43,176	1,945,942
Conduent, Inc. (a)	22,054	234,434
CoreLogic, Inc. (a)	13,594	454,311
Euronet Worldwide, Inc. (a)	16,141	1,652,516
First Data Corp., Class A (a)	15,613	264,016
Genpact, Ltd.	19,081	514,996
GoDaddy, Inc., Class A (a)	36,117	2,369,997
International Business Machines Corp.	13,342	1,516,585
Mastercard, Inc., Class A	39,920	7,530,908
PayPal Holdings, Inc. (a)	62,129	5,224,428
Sabre Corp.	87,718	1,898,217
Square, Inc., Class A (a)	12,430	697,199

10	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
IT Services (continued)
VeriSign, Inc. (a)	16,464	$2,441,447
Visa, Inc., Class A	88,897	11,729,070
Western Union Co.	105,517	1,800,120

		50,087,887

Life Sciences Tools & Services 1.4%
Bruker Corp.	29,448	876,667
Charles River Laboratories International, Inc. (a)	16,314	1,846,419
Illumina, Inc. (a)	8,026	2,407,238
PRA Health Sciences, Inc. (a)	21,026	1,933,551
Thermo Fisher Scientific, Inc.	552	123,532

		7,187,407

Machinery 1.3%
Allison Transmission Holdings, Inc.	46,486	2,041,200
Caterpillar, Inc.	8,842	1,123,553
Cummins, Inc.	15,971	2,134,365
Deere & Co.	1,848	275,666
Graco, Inc.	7,424	310,695
Illinois Tool Works, Inc.	596	75,507
Oshkosh Corp.	1,227	75,227
Toro Co.	12,099	676,092

		6,712,305

Media 1.4%
AMC Networks, Inc., Class A (a)	28,872	1,584,495
Cable One, Inc.	1,418	1,162,902
Charter Communications, Inc., Class A (a)	3,782	1,077,757
Interpublic Group of Cos., Inc.	76,681	1,581,929
Omnicom Group, Inc.	21,942	1,607,032

		7,014,115

Multi-Utilities 0.3%
SCANA Corp.	36,449	1,741,533

Multiline Retail 0.0%‡
Nordstrom, Inc.	1,149	53,555

Oil, Gas & Consumable Fuels 0.2%
PBF Energy, Inc., Class A	35,164	1,148,808

Personal Products 0.2%
Estee Lauder Cos., Inc., Class A	1,545	201,004
Herbalife Nutrition, Ltd. (a)	13,166	776,136

		977,140

Pharmaceuticals 0.8%
Bristol-Myers Squibb Co.	2,801	145,596
Eli Lilly & Co.	23,689	2,741,291
Johnson & Johnson	7,181	926,708
Merck & Co., Inc.	6,347	484,974
Zoetis, Inc.	535	45,764

		4,344,333

	Shares	Value
Professional Services 0.6%
Robert Half International, Inc.	36,935	$2,112,682
Verisk Analytics, Inc. (a)	8,026	875,155

		2,987,837

Road & Rail 1.2%
CSX Corp.	28,387	1,763,684
Genesee & Wyoming, Inc., Class A (a)	22,685	1,679,144
Schneider National, Inc., Class B	4,772	89,093
Union Pacific Corp.	18,208	2,516,892

		6,048,813

Semiconductors & Semiconductor Equipment 3.3%
Advanced Micro Devices, Inc. (a)	5,890	108,729
Applied Materials, Inc.	9,871	323,177
Broadcom, Inc.	7,719	1,962,787
Intel Corp.	37,882	1,777,802
KLA-Tencor Corp.	4,385	392,414
Lam Research Corp.	19,980	2,720,677
Micron Technology, Inc. (a)	92,048	2,920,683
NVIDIA Corp.	19,093	2,548,916
ON Semiconductor Corp. (a)	72,383	1,195,043
Texas Instruments, Inc.	26,408	2,495,556
Xilinx, Inc.	5,008	426,531

		16,872,315

Software 11.8%
Adobe, Inc. (a)	20,175	4,564,392
Cadence Design Systems, Inc. (a)	54,317	2,361,703
Citrix Systems, Inc.	22,603	2,315,903
Fortinet, Inc. (a)	32,184	2,266,719
Intuit, Inc.	1,548	304,724
LogMeIn, Inc.	1,666	135,896
Manhattan Associates, Inc. (a)	43,293	1,834,324
Microsoft Corp.	329,199	33,436,743
Nuance Communications, Inc. (a)	27,562	364,645
Oracle Corp.	50,812	2,294,162
Red Hat, Inc. (a)	7,401	1,299,912
salesforce.com, Inc. (a)	30,653	4,198,541
Symantec Corp.	64,250	1,214,004
Tableau Software, Inc., Class A (a)	457	54,840
Teradata Corp. (a)	52,235	2,003,735
VMware, Inc., Class A	14,694	2,014,988

		60,665,231

Specialty Retail 4.9%
Advance Auto Parts, Inc.	12,158	1,914,399
AutoZone, Inc. (a)	3,089	2,589,632
Burlington Stores, Inc. (a)	11,374	1,850,208
Home Depot, Inc.	39,468	6,781,392
L Brands, Inc.	38,328	983,880
Lowe’s Cos., Inc.	15,774	1,456,887
Michaels Cos., Inc. (a)	4,581	62,027
O’Reilly Automotive, Inc. (a)	6,480	2,231,258

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
TJX Cos., Inc.	14,250	$637,545
Tractor Supply Co.	25,765	2,149,831
Ulta Beauty, Inc. (a)	9,856	2,413,143
Urban Outfitters, Inc. (a)	12,415	412,178
Williams-Sonoma, Inc.	36,713	1,852,171

		25,334,551

Technology Hardware, Storage & Peripherals 7.0%
Apple, Inc.	208,855	32,944,787
Dell Technologies, Inc., Class C (a)(b)	31,800	1,554,055
NetApp, Inc.	26,676	1,591,757

		36,090,599

Textiles, Apparel & Luxury Goods 0.6%
NIKE, Inc., Class B	29,014	2,151,098
Ralph Lauren Corp.	8,859	916,552

		3,067,650

Tobacco 0.5%
Altria Group, Inc.	48,182	2,379,709

Trading Companies & Distributors 0.9%
United Rentals, Inc. (a)	20,496	2,101,455
W.W. Grainger, Inc.	8,238	2,326,082

		4,427,537

Wireless Telecommunication Services 0.6%
Sprint Corp. (a)	145,242	845,309
Telephone & Data Systems, Inc.	53,719	1,748,016
United States Cellular Corp. (a)	9,434	490,285

		3,083,610

Total Common Stocks (Cost $467,121,409)		503,239,938

Exchange-Traded Funds 1.8%
iShares Russell 1000 Growth ETF	71,984	9,423,425

Total Exchange-Traded Funds (Cost $9,753,047)		9,423,425

Short-Term Investments 0.2%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 2.18% (c)	342,394	342,394

Total Affiliated Investment Company (Cost $342,394)		342,394

	Principal Amount	Value
Short-Term Investments (continued)
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.50%, dated 12/31/18 due 1/2/19 Proceeds at Maturity $393,957 (Collateralized by a United States Treasury Note with a rate of 2.625% and a maturity date of 12/31/25, with a Principal Amount of $405,000 and a Market Value of $405,000)	$393,946	$393,946

Total Repurchase Agreement (Cost $393,946)		393,946

Total Short-Term Investments (Cost $736,340)		736,340

Total Investments (Cost $477,610,796)	100.0%	513,399,703
Other Assets, Less Liabilities	(0.0)‡	(188,838)
Net Assets	100.0%	$513,210,865

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of December 31, 2018, the market value of securities loaned was $1,387,887 and the Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $1,420,262 (See Note 2(H)).

(c)	Current yield as of December 31, 2018.

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

12	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments December 31, 2018 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$503,239,938	$—	$—	$503,239,938
Exchange-Traded Funds	9,423,425	—	—	9,423,425
Short-Term Investments
Affiliated Investment Company	342,394	—	—	342,394
Repurchase Agreement	—	393,946	—	393,946

Total Short-Term Investments	342,394	393,946	—	736,340

Total Investments in Securities	$513,005,757	$393,946	$—	$513,399,703

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $477,268,402) including securities on loan of $1,387,887	$513,057,309
Investment in affiliated investment company, at value (identified cost $342,394)	342,394
Cash	1,373
Receivables:
Dividends and interest	393,853
Securities lending income	1,860
Fund shares sold	957

Total assets	513,797,746

Liabilities
Payables:
Manager (See Note 3)	310,766
Fund shares redeemed	187,113
Professional fees	33,135
Shareholder communication	31,323
NYLIFE Distributors (See Note 3)	11,371
Custodian	10,677
Trustees	635
Accrued expenses	1,861

Total liabilities	586,881

Net assets	$513,210,865

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$18,528
Additional paid-in capital	420,312,147

420,330,675
Total distributable earnings (loss)(1)	92,880,190

Net assets	$513,210,865

Initial Class
Net assets applicable to outstanding shares	$461,537,362

Shares of beneficial interest outstanding	16,640,332

Net asset value per share outstanding	$27.74

Service Class
Net assets applicable to outstanding shares	$51,673,503

Shares of beneficial interest outstanding	1,887,338

Net asset value per share outstanding	$27.38

(1)	See Note 10.

14	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividends-unaffiliated	$8,009,073
Securities lending	11,579
Dividends-affiliated	1,316
Interest	239

Total income	8,022,207

Expenses
Manager (See Note 3)	4,132,673
Distribution/Service—Service Class (See Note 3)	159,204
Professional fees	82,867
Shareholder communication	78,111
Custodian	16,623
Trustees	13,234
Miscellaneous	24,496

Total expenses	4,507,208

Net investment income (loss)	3,514,999

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	54,007,968
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(74,749,567)

Net realized and unrealized gain (loss) on investments	(20,741,599)

Net increase (decrease) in net assets resulting from operations	$(17,226,600)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,514,999	$3,361,792
Net realized gain (loss) on investments	54,007,968	35,185,718
Net change in unrealized appreciation (depreciation) on investments	(74,749,567)	92,917,789

Net increase (decrease) in net assets resulting from operations	(17,226,600)	131,465,299

Distributions to shareholders(1):
Initial Class	(34,652,191)
Service Class	(3,951,441)

	(38,603,632)

Dividends to shareholders from net investment income:
Initial Class		(1,214,153)
Service Class		(20,150)

		(1,234,303)

Distributions to shareholders from net realized gain on investments:
Initial Class		(3,257,960)
Service Class		(455,992)

		(3,713,952)

Total dividends and distributions to shareholders	(38,603,632)	(4,948,255)

Capital share transactions:
Net proceeds from sale of shares	13,966,153	127,995,126
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	38,603,632	4,948,255
Cost of shares redeemed	(75,746,341)	(63,091,133)

Increase (decrease) in net assets derived from capital share transactions	(23,176,556)	69,852,248

Net increase (decrease) in net assets	(79,006,788)	196,369,292

Net Assets
Beginning of year	592,217,653	395,848,361

End of year(2)	$513,210,865	$592,217,653

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $3,376,281 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

16	MainStay VP MacKay Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018	2017	2016		2015	2014

Net asset value at beginning of year	$30.87	$23.90	$26.09		$29.42	$34.19

Net investment income (loss) (a)	0.19	0.19	0.09		0.04	0.01

Net realized and unrealized gain (loss) on investments	(1.10)	7.05	(0.02)		0.58	2.63

Total from investment operations	(0.91)	7.24	0.07		0.62	2.64

Less dividends and distributions:

From net investment income	(0.21)	(0.07)	(0.04)		—	(0.23)

From net realized gain on investments	(2.01)	(0.20)	(2.22)		(3.95)	(7.18)

Total dividends and distributions	(2.22)	(0.27)	(2.26)		(3.95)	(7.41)

Net asset value at end of year	$27.74	$30.87	$23.90		$26.09	$29.42

Total investment return (b)	(4.24%)	30.41%	0.40%		2.58%	8.81%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.60%	0.71%	0.35	%(c)	0.15%	0.02%

Net expenses (d)	0.73%	0.74%	0.76	%(e)	0.73%	0.73%

Portfolio turnover rate	127%	141%	177%		112%	88%

Net assets at end of year (in 000’s)	$461,537	$525,483	$337,401		$370,679	$405,444

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.34%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.77%.

	Year ended December 31,

Service Class	2018	2017	2016		2015	2014

Net asset value at beginning of year	$30.50	$23.62	$25.83		$29.24	$34.03

Net investment income (loss) (a)	0.11	0.12	0.02		(0.03)	(0.08)

Net realized and unrealized gain (loss) on investments	(1.10)	6.97	(0.01)		0.57	2.61

Total from investment operations	(0.99)	7.09	0.01		0.54	2.53

Less dividends and distributions:

From net investment income	(0.12)	(0.01)	—		—	(0.14)

From net realized gain on investments	(2.01)	(0.20)	(2.22)		(3.95)	(7.18)

Total dividends and distributions	(2.13)	(0.21)	(2.22)		(3.95)	(7.32)

Net asset value at end of year	$27.38	$30.50	$23.62		$25.83	$29.24

Total investment return (b)	(4.48%)	30.09%	0.15%		2.33%	8.54%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.35%	0.46%	0.10	%(c)	(0.09%)	(0.23%)

Net expenses (d)	0.98%	0.99%	1.01	%(e)	0.98%	0.98%

Portfolio turnover rate	127%	141%	177%		112%	88%

Net assets at end of year (in 000’s)	$51,674	$66,735	$58,448		$63,846	$64,445

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.09%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.02%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Growth Portfolio (formerly known as MainStay VP Cornerstone Growth Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

18	MainStay VP MacKay Growth Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

19

Notes to Financial Statements (continued)

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio had securities on loan with a value of $1,387,887 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $1,420,262.

20	MainStay VP MacKay Growth Portfolio

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended December 31, 2018, the effective management fee rate was 0.69%.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $4,132,673.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$—	$10,589	$(10,247)	$—	$—	$342	$1	$—	342

21

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$481,766,888	$53,624,865	$(21,992,050)	$31,632,815

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$11,471,099	$49,776,276	$—	$31,632,815	$92,880,190

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$(108)	$108

The reclassifications for the Portfolio are primarily due to different book and tax treatment of partnerships.

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$25,568,617	$13,035,015	$1,234,303	$3,713,952

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, were $753,442 and $811,987, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	428,320	$12,632,732
Shares issued to shareholders in reinvestment of dividends and distributions	1,039,798	34,652,191
Shares redeemed	(1,851,094)	(60,985,824)

Net increase (decrease)	(382,976)	$(13,700,901)

Year ended December 31, 2017:
Shares sold	4,459,190	$120,249,112
Shares issued to shareholders in reinvestment of dividends and distributions	156,313	4,472,113
Shares redeemed	(1,711,904)	(47,001,203)

Net increase (decrease)	2,903,599	$77,720,022

22	MainStay VP MacKay Growth Portfolio

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	42,818	$1,333,421
Shares issued to shareholders in reinvestment of dividends and distributions	120,043	3,951,441
Shares redeemed	(463,786)	(14,760,517)

Net increase (decrease)	(300,925)	$(9,475,655)

Year ended December 31, 2017:
Shares sold	288,980	$7,746,014
Shares issued to shareholders in reinvestment of dividends and distributions	16,835	476,142
Shares redeemed	(592,500)	(16,089,930)

Net increase (decrease)	(286,685)	$(7,867,774)

Note 10–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Growth Portfolio (formerly known as MainStay VP Cornerstone Growth Portfolio) (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

24	MainStay VP MacKay Growth Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay Shields in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and ongoing analysis of, and interactions with, MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay Shields believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged MacKay Shields’ continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

26	MainStay VP MacKay Growth Portfolio

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and MacKay Shields and acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

28	MainStay VP MacKay Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

29

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

30	MainStay VP MacKay Growth Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

31

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay VP MacKay Growth Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802146	MSVPCG11-02/19 (NYLIAC) NI513

MainStay VP MacKay Convertible Portfolio

(Formerly known as MainStay VP Convertible Portfolio)

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[1]

Initial Class Shares	10/1/1996	–2.27%	5.50%	11.36%	0.62%
Service Class Shares	6/5/2003	–2.52	5.24	11.08	0.87
Service 2 Class Shares	4/26/2016	–2.59	6.89	6.89	0.97

Benchmark Performance	One Year	Five Years	Ten Years

ICE BofA Merrill Lynch U.S. Convertible Index[2]	0.15%	5.95%	12.21%
Morningstar Convertibles Category Average[3]	–2.07	3.92	10.05

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

2.

The ICE BofA Merrill Lynch U.S. Convertible Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The ICE BofA Merrill Lynch U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.

The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock portfolios while also supplying some of the safety and yield of bond portfolios. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Convertible Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$928.90	$3.01	$1,022.08	$3.16	0.62%

Service Class Shares	$1,000.00	$927.70	$4.23	$1,020.82	$4.43	0.87%

Service 2 Class Shares	$1,000.00	$927.50	$4.71	$1,020.32	$4.94	0.97%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Convertible Portfolio

Portfolio Composition as of December 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of December 31, 2018 (excluding short-term investment) (Unaudited)

1.	Danaher Corp., (zero coupon), due 1/22/21

2.	Microchip Technology, Inc., 1.625%, due 2/15/25–2/15/27

3.	NICE Systems, Inc., 1.25%, due 1/15/24

4.	Anthem, Inc., 2.75%, due 10/15/42

5.	Bank of America Corp.
6.	Macquarie Infrastructure Corp., 2.875%, due 7/15/19

7.	Etsy, Inc., (zero coupon), due 3/1/23

8.	Booking Holdings, Inc., 0.90%, due 9/15/21

9.	BioMarin Pharmaceutical, Inc., 0.599%, due 8/1/24

10.	Illumina, Inc. (zero coupon)–0.50%, due 6/15/19–8/15/23

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Convertible Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP MacKay Convertible Portfolio returned –2.27% for Initial Class shares, –2.52% for Service Class shares and –2.59% for Service 2 Class shares. Over the same period, all share classes underperformed the 0.15% return of the ICE BofA Merrill Lynch U.S. Convertible Index,1 which is the Portfolio’s benchmark, and the –2.07% return of the Morningstar Convertibles Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s underperformance relative to the ICE BofA Merrill Lynch U.S. Convertible Index largely resulted from overweight positions in the poor-performing energy sector and in the semiconductor industry within the information technology sector.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2018, MainStay VP Convertible Portfolio was renamed MainStay VP MacKay Convertible Portfolio. For more information on this change, please refer to the supplement dated December 15, 2017.

What was the Portfolio’s duration3 strategy during the reporting period?

Convertible bond prices tend to vary with changes in the price of the underlying equity security rather than with changes in interest rates. For this reason, duration does not guide our investment decisions regarding the Portfolio’s convertible security holdings. As of December 31, 2018, the Portfolio’s effective duration was 4.0 years.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

Among market segments that made the strongest contributions to the Portfolio’s absolute performance during the reporting period were Internet companies, certain software holdings and the health care sector. (Contributions take weightings and total returns into account.) Many software companies continued to report solid revenue growth, and investors bid up the share prices of these companies despite their high valuations.

The weakest contributor to the Portfolio’s absolute performance was by far the energy sector. Energy performed relatively well for most of 2018. In early October, however, fears of excess crude oil supply due to overproduction by Saudi Arabia and rising production in the United States caused the price of West Texas Intermediate crude oil to fall from $77 per barrel to just over $45 per barrel at year end. All of the Portfolio’s energy-related holdings were negatively affected by this decline. Other weak contributors included certain software holdings and certain holdings in the industrials sector.

Which individual positions were the strongest positive contributors to the Portfolio’s absolute performance and which individual positions detracted the most?

Convertible bonds of crafts e-commerce company Etsy and media and Internet company IAC/InterActiveCorp were among the Portfolio’s top performers. IAC/InterActiveCorp, the owner of several Internet dating websites, rose as the company continued to exceed earnings estimates as daters increasingly looked for love online.

Several software companies were among the Portfolio’s strongest absolute performers during the reporting period. Among these strong convertible-bond positions were those of Red Hat, Coupa Software, NICE Systems, Workday and Okta.

Convertible bonds of health care insurers Anthem and Molina Healthcare were also among the Portfolio’s strongest contributors to absolute performance. Anthem reported several consecutive quarters of earnings that exceeded analyst estimates, and the company raised its forward earnings guidance. Molina rose sharply after the company’s board of directors ousted the incumbent management team and earnings increased sharply under the new CEO.

In the energy sector, notable detractors from the Portfolio’s absolute performance included Weatherford International, which we believe has issues beyond just the price of crude oil (that is, a highly leveraged balance sheet), Ensco, Transocean and Oil States International. Convertible bonds of several semiconductor holdings were among the worst-performing securities in the Portfolio. Convertible bonds of Microchip Technology, ON Semiconductor and Micron Technology declined during the reporting period after indications that demand and pricing for memory products were both slowing. Among industrials, convertible bonds of Patrick Industries and convertible preferred shares of Stanley Black & Decker were weak performers during the reporting period. Patrick Industries, which makes supplies for mobile-home manufacturers, declined despite reporting

1.	See footnote on page 5 for more information on the ICE BofA Merrill Lynch U.S. Convertible Index.
2.	See footnote on page 5 for more information on the Morningstar Convertibles Category Average.
3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP MacKay Convertible Portfolio

several quarters of earnings that exceeded analyst estimates. Both Patrick Industries and Stanley Black & Decker likely fell because of investor concerns about an eventual economic slowdown. All of these detractors remained in the Portfolio as of December 31, 2018.

What were some of the Portfolio’s largest purchases and sales during the reporting period?

Nearly all of the Portfolio’s purchases were new convertible bond offerings that came to market during the reporting period. Notable purchases included convertible bonds of lodging company Caesar’s Entertainment, electric company NRG Energy, oil & gas services company Oil States International, health care—services company Teladoc Health, oil services company Transocean Offshore and biotechnology company Exact Sciences.

Most of the Portfolio’s sales were the result of securities maturing or being called by their respective issuers. Notable sales included convertible preferred shares or convertible bonds of industrial manufacturing company Wabash National, financial services company Blackhawk Network Holdings, funeral home company Carriage Services, medical technology company Hologic and aircraft leasing company Air Lease.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its weightings in the energy and health care sectors and decreased its weightings in the information technology and consumer discretionary sectors.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, the Portfolio held overweight positions relative to the ICE BofA Merrill Lynch U.S. Convertible Index in the energy, health care and industrials sectors. As of the same date, the Portfolio held underweight positions in the financials, consumer discretionary, information technology, real estate and utilities sectors. As of December 31, 2018, the Portfolio held roughly market-weight positions in the communications, consumer staples and materials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2018

	Principal Amount	Value
Convertible Securities 92.0%† Convertible Bonds 83.3%
Advertising 0.7%
Quotient Technology, Inc. 1.75%, due 12/1/22	$5,756,000	$5,457,264

Aerospace & Defense 0.7%
Aerojet Rocketdyne Holdings, Inc. 2.25%, due 12/15/23	3,932,000	5,787,912

Biotechnology 7.8%
BioMarin Pharmaceutical, Inc. 0.599%, due 8/1/24 (a)	15,124,000	15,077,100
Exact Sciences Corp. 1.00%, due 1/15/25	6,160,000	6,779,696
Illumina, Inc.
(zero coupon), due 6/15/19	2,699,000	3,305,176
(zero coupon), due 8/15/23 (a)(b)	1,819,000	1,874,938
0.50%, due 6/15/21	7,153,000	9,425,587
Intercept Pharmaceuticals, Inc. 3.25%, due 7/1/23	5,052,000	4,680,052
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21	8,329,000	8,954,533
Ligand Pharmaceuticals, Inc. 0.75%, due 5/15/23 (b)	4,508,000	4,003,145
Medicines Co. 2.75%, due 7/15/23	5,185,000	3,933,574
Novavax, Inc. 3.75%, due 2/1/23	2,800,000	1,715,000
Radius Health, Inc. 3.00%, due 9/1/24	444,000	342,435

		60,091,236

Building Materials 0.9%
Patrick Industries, Inc. 1.00%, due 2/1/23 (b)	9,317,000	7,085,895

Commercial Services 2.5%
Macquarie Infrastructure Corp. 2.875%, due 7/15/19	15,467,000	15,409,246
Square, Inc. 0.50%, due 5/15/23 (b)	3,658,000	3,815,664

		19,224,910

Computers 2.6%
Lumentum Holdings, Inc. 0.25%, due 3/15/24	11,484,000	11,578,801
Nutanix, Inc. (zero coupon), due 1/15/23 (b)	1,844,000	2,023,890
Pure Storage, Inc. 0.125%, due 4/15/23 (b)	2,934,000	2,739,769
Western Digital Corp. 1.50%, due 2/1/24 (b)	4,634,000	3,766,983

		20,109,443

	Principal Amount	Value
Diversified Financial Services 0.5%
LendingTree, Inc. 0.625%, due 6/1/22	$3,397,000	$4,226,853

Electric 1.1%
NRG Energy, Inc. 2.75%, due 6/1/48 (b)	7,722,000	8,334,972

Entertainment 0.2%
Live Nation Entertainment, Inc. 2.50%, due 3/15/23 (b)	1,447,000	1,477,005

Health Care—Products 4.5%
Danaher Corp. (zero coupon), due 1/22/21	6,483,000	25,407,739
NuVasive, Inc. 2.25%, due 3/15/21	3,296,000	3,477,132
Wright Medical Group N.V. 1.625%, due 6/15/23 (b)	5,820,000	5,955,850

		34,840,721

Health Care—Services 4.2%
Anthem, Inc. 2.75%, due 10/15/42	4,852,000	17,568,510
Molina Healthcare, Inc. 1.125%, due 1/15/20	2,690,000	7,740,561
Teladoc Health, Inc. 1.375%, due 5/15/25 (b)	5,771,000	6,777,318

		32,086,389

Internet 14.7%
Boingo Wireless, Inc. 1.00%, due 10/1/23 (b)	4,790,000	4,067,429
Booking Holdings, Inc. 0.90%, due 9/15/21 (a)	13,680,000	15,130,586
Etsy, Inc. (zero coupon), due 3/1/23 (b)	10,530,000	15,288,244
FireEye, Inc. 0.875%, due 6/1/24 (b)	3,663,000	3,691,908
IAC FinanceCo, Inc. 0.875%, due 10/1/22 (b)	9,480,000	12,615,728
Liberty Expedia Holdings, Inc. 1.00%, due 6/30/47 (b)	7,641,000	7,321,996
MercadoLibre, Inc. 2.00%, due 8/15/28 (b)	6,434,000	5,806,685
Okta, Inc. 0.25%, due 2/15/23 (b)	4,261,000	6,229,437
Palo Alto Networks, Inc. 0.75%, due 7/1/23 (b)	8,986,000	8,931,985
RingCentral, Inc. (zero coupon), due 3/15/23 (b)	7,337,000	8,719,078
Twilio, Inc. 0.25%, due 6/1/23 (b)	2,263,000	3,236,160

10	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Convertible Bonds (continued)
Internet (continued)
Twitter, Inc. 0.25%, due 9/15/19	$9,402,000	$9,145,297
Wix.com, Ltd. (zero coupon), due 7/1/23 (b)	6,863,000	6,510,853
Zendesk, Inc. 0.25%, due 3/15/23 (b)	1,447,000	1,644,345
Zillow Group, Inc. 1.50%, due 7/1/23	5,760,000	4,976,749

		113,316,480

Iron & Steel 0.3%
Cleveland-Cliffs, Inc. 1.50%, due 1/15/25	2,050,000	2,287,691

Lodging 0.4%
Caesars Entertainment Corp. 5.00%, due 10/1/24	2,616,000	3,253,692

Machinery—Diversified 1.4%
Chart Industries, Inc. 1.00%, due 11/15/24 (b)	8,748,000	10,898,696

Media 3.5%
DISH Network Corp. 3.375%, due 8/15/26	17,289,000	14,004,367
Liberty Media Corp-Liberty Formula One 1.00%, due 1/30/23	6,664,000	6,880,047
Liberty Media Corp. 1.375%, due 10/15/23	5,512,000	5,916,029

		26,800,443

Oil & Gas 2.9%
Ensco Jersey Finance, Ltd. 3.00%, due 1/31/24 (a)	11,037,000	7,325,963
Oasis Petroleum, Inc. 2.625%, due 9/15/23	10,266,000	9,050,619
Transocean, Inc. 0.50%, due 1/30/23	5,990,000	5,689,745

		22,066,327

Oil & Gas Services 4.5%
Helix Energy Solutions Group, Inc. 4.25%, due 5/1/22	9,729,000	9,026,625
Newpark Resources, Inc. 4.00%, due 12/1/21 (b)	4,174,000	4,329,473
Oil States International, Inc. 1.50%, due 2/15/23 (b)	13,438,000	11,081,243
Weatherford International, Ltd. 5.875%, due 7/1/21	16,859,000	10,738,239

		35,175,580

	Principal Amount	Value
Pharmaceuticals 4.0%
Dexcom, Inc. 0.75%, due 12/1/23 (b)	$3,894,000	$3,942,889
Herbalife Nutrition, Ltd. 2.625%, due 3/15/24 (b)	6,582,000	7,403,427
Neurocrine Biosciences, Inc. 2.25%, due 5/15/24	5,395,000	6,453,672
Pacira Pharmaceuticals, Inc. 2.375%, due 4/1/22	5,779,000	5,746,493
Sarepta Therapeutics, Inc. 1.50%, due 11/15/24 (b)	2,059,000	3,448,551
Supernus Pharmaceuticals, Inc. 0.625%, due 4/1/23 (b)	4,136,000	3,908,520

		30,903,552

Semiconductors 10.5%
Cypress Semiconductor Corp. 2.00%, due 2/1/23	3,980,000	3,816,024
Inphi Corp. 1.125%, due 12/1/20	9,461,000	9,973,398
Intel Corp. 3.25%, due 8/1/39	3,685,000	8,429,438
Microchip Technology, Inc.
1.625%, due 2/15/25	12,203,000	17,248,208
1.625%, due 2/15/27	5,198,000	5,093,614
Micron Technology, Inc. 3.00%, due 11/15/43	8,207,000	9,118,141
Novellus Systems, Inc. 2.625%, due 5/15/41	724,000	2,989,250
ON Semiconductor Corp. 1.00%, due 12/1/20	8,174,000	9,032,270
Rambus, Inc. 1.375%, due 2/1/23	6,552,000	5,714,903
Silicon Laboratories, Inc. 1.375%, due 3/1/22	9,006,000	9,536,039

		80,951,285

Software 11.0%
Atlassian, Inc. 0.625%, due 5/1/23 (b)	5,325,000	6,777,420
Citrix Systems, Inc. 0.50%, due 4/15/19	2,769,000	3,938,531
Coupa Software, Inc. 0.375%, due 1/15/23 (b)	2,480,000	3,758,750
NICE Systems, Inc. 1.25%, due 1/15/24	13,581,000	18,622,946
Nuance Communications, Inc. 1.25%, due 4/1/25	8,331,000	7,379,700
Red Hat, Inc. 0.25%, due 10/1/19	2,510,000	5,973,956
ServiceNow, Inc. (zero coupon), due 6/1/22	6,076,000	8,495,998
Splunk, Inc. 0.50%, due 9/15/23 (b)	4,966,000	4,945,436

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Convertible Bonds (continued)
Software (continued)
Verint Systems, Inc. 1.50%, due 6/1/21	$12,098,000	$11,763,902
Workday, Inc. 0.25%, due 10/1/22	11,205,000	13,745,588

		85,402,227

Telecommunications 2.0%
Finisar Corp. 0.50%, due 12/15/36	6,207,000	5,907,326
Viavi Solutions Inc. 1.00%, due 3/1/24	9,569,000	9,466,306

		15,373,632

Transportation 2.4%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22 (a)	11,348,000	10,994,022
Echo Global Logistics, Inc. 2.50%, due 5/1/20	7,629,000	7,423,971

		18,417,993

Total Convertible Bonds (Cost $632,912,534)		643,570,198

	Shares
Convertible Preferred Stocks 8.7%
Banks 2.8%
Bank of America Corp. Series L 7.25%	8,636	10,816,590
Wells Fargo & Co. Series L 7.50%	8,264	10,428,920

		21,245,510

Chemicals 0.5%
A. Schulman, Inc. 6.00%	4,110	4,243,575

Equity Real Estate Investment Trusts 1.0%
Crown Castle International Corp. 6.875%	5,982	6,294,560
Welltower, Inc. Series I 6.50%	26,800	1,692,420

		7,986,980

Food Products 1.2%
Post Holdings, Inc. 2.50%	54,730	9,057,815

	Shares	Value
Health Care Equipment & Supplies 1.1%
Becton Dickinson & Co. 6.125%	$146,239	$8,433,603

Machinery 0.7%
Rexnord Corp. 5.75%	75,817	3,835,582
Stanley Black & Decker, Inc. (a) 5.375%	20,480	1,861,427

		5,697,009

Oil, Gas & Consumable Fuels 1.4%
Hess Corp. 8.00%	211,085	10,480,370

Total Convertible Preferred Stocks (Cost $66,306,968)		67,144,862

Total Convertible Securities (Cost $699,219,502)		710,715,060

Common Stocks 3.5%
Air Freight & Logistics 0.6%
XPO Logistics, Inc. (c)	87,557	4,994,251

Airlines 1.0%
Delta Air Lines, Inc.	151,688	7,569,231

Banks 0.9%
Bank of America Corp.	267,678	6,595,586

Energy Equipment & Services 0.3%
Halliburton Co.	73,392	1,950,760

Health Care Equipment & Supplies 0.7%
Teleflex, Inc.	21,245	5,491,408

Trading Companies & Distributors 0.0%‡
Air Lease Corp.	11,211	338,684

Total Common Stocks (Cost $19,835,208)		26,939,920

Short-Term Investment 4.1%
Affiliated Investment Company 4.1%
MainStay U.S. Government Liquidity Fund, 2.18% (d)	32,141,340	32,141,340

Total Short-Term Investment (Cost $32,141,340)		32,141,340

Total Investments (Cost $751,196,050)	99.6%	769,796,320
Other Assets, Less Liabilities	0.4	3,029,235
Net Assets	100.0%	$772,825,555

12	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)

All or a portion of this security was held on loan. As of December 31, 2018, the market value of securities loaned was $18,549,297 and the Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $18,976,180 (See Note 2(H)).

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Non-income producing security.

(d)	Current yield as of December 31, 2018.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$643,570,198	$—	$643,570,198
Convertible Preferred Stocks (b)	53,843,472	13,301,390	—	67,144,862

Total Convertible Securities	53,843,472	656,871,588	—	710,715,060

Common Stocks	26,939,920	—	—	26,939,920
Short-Term Investment
Affiliated Investment Company	32,141,340	—	—	32,141,340

Total Investments in Securities	$112,924,732	$656,871,588	$—	$769,796,320

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 securities valued at $4,243,575 and $9,057,815 are held in Chemicals and Food Products, respectively, within the Convertible Preferred Stocks section of the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $719,054,710) including securities on loan of $18,549,297	$737,654,980
Investment in affiliated investment company, at value (identified cost $32,141,340)	32,141,340
Cash	75,931
Receivables:
Dividends and interest	3,028,608
Fund shares sold	840,161
Securities lending income	20,226

Total assets	773,761,246

Liabilities
Payables:
Manager (See Note 3)	389,397
Fund shares redeemed	320,705
NYLIFE Distributors (See Note 3)	128,764
Professional fees	50,123
Shareholder communication	32,177
Custodian	9,973
Trustees	910
Accrued expenses	3,642

Total liabilities	935,691

Net assets	$772,825,555

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$63,180
Additional paid-in capital	705,508,878

705,572,058
Total distributable earnings (loss)(1)	67,253,497

Net assets	$772,825,555

Initial Class
Net assets applicable to outstanding shares	$177,136,251

Shares of beneficial interest outstanding	14,384,703

Net asset value per share outstanding	$12.31

Service Class
Net assets applicable to outstanding shares	$592,673,070

Shares of beneficial interest outstanding	48,548,176

Net asset value per share outstanding	$12.21

Service 2 Class
Net assets applicable to outstanding shares	$3,016,234

Shares of beneficial interest outstanding	247,072

Net asset value and offering price per share outstanding	$12.21

(1)	See Note 10.

14	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Interest	$9,736,938
Dividends-unaffiliated	4,585,223
Securities lending	559,007
Dividends-affiliated	325,554

Total income	15,206,722

Expenses
Manager (See Note 3)	4,764,174
Distribution/Service—Service Class (See Note 3)	1,521,656
Distribution/Service—Service 2 Class (See Note 3)	10,255
Professional fees	120,915
Shareholder communication	90,122
Trustees	17,937
Custodian	11,161
Miscellaneous	33,521

Total expenses	6,569,741

Net investment income (loss)	8,636,981

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	57,465,817
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(86,430,824)

Net realized and unrealized gain (loss) on investments	(28,965,007)

Net increase (decrease) in net assets resulting from operations	$(20,328,026)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,636,981	$9,171,708
Net realized gain (loss) on investments	57,465,817	33,485,274
Net change in unrealized appreciation (depreciation) on investments	(86,430,824)	39,076,081

Net increase (decrease) in net assets resulting from operations	(20,328,026)	81,733,063

Distributions to shareholders(1):
Initial Class	(10,585,861)
Service Class	(31,875,069)
Service 2 Class	(161,160)

	(42,622,090)

Dividends to shareholders from net investment income:
Initial Class		(3,983,633)
Service Class		(7,948,859)
Service 2 Class		(19,500)

		(11,951,992)

Distributions to shareholders from net realized gain on investments:
Initial Class		(3,806,495)
Service Class		(9,303,102)
Service 2 Class		(28,355)

		(13,137,952)

Total dividends and distributions to shareholders	(42,622,090)	(25,089,944)

Capital share transactions:
Net proceeds from sale of shares	132,526,463	170,841,065
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	42,622,090	25,089,944
Cost of shares redeemed	(134,810,863)	(97,320,357)

Increase (decrease) in net assets derived from capital share transactions	40,337,690	98,610,652

Net increase (decrease) in net assets	(22,612,426)	155,253,771

Net Assets
Beginning of year	795,437,981	640,184,210

End of year(2)	$772,825,555	$795,437,981

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $(5,356,289) in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

16	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$13.29	$12.28	$11.86	$13.41	$13.38

Net investment income (loss) (a)	0.17	0.18	0.19	0.14	0.16

Net realized and unrealized gain (loss) on investments	(0.41)	1.28	1.18	(0.32)	0.88

Total from investment operations	(0.24)	1.46	1.37	(0.18)	1.04

Less dividends and distributions:

From net investment income	(0.23)	(0.23)	(0.47)	(0.36)	(0.45)

From net realized gain on investments	(0.51)	(0.22)	(0.48)	(1.01)	(0.56)

Total dividends and distributions	(0.74)	(0.45)	(0.95)	(1.37)	(1.01)

Net asset value at end of year	$12.31	$13.29	$12.28	$11.86	$13.41

Total investment return (b)	(2.27%)	11.99%	12.07%	(1.33%)	7.98%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.24%	1.40%	1.59%	1.08%	1.21%

Net expenses (c)	0.61%	0.62%	0.64%	0.62%	0.63%

Portfolio turnover rate	43%	34%	39%	58%	55%

Net assets at end of year (in 000’s)	$177,136	$227,285	$162,462	$142,942	$158,220

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$13.18	$12.18	$11.77	$13.32	$13.27

Net investment income (loss) (a)	0.13	0.15	0.16	0.11	0.13

Net realized and unrealized gain (loss) on investments	(0.40)	1.26	1.17	(0.32)	0.86

Total from investment operations	(0.27)	1.41	1.33	(0.21)	0.99

Less dividends and distributions:

From net investment income	(0.19)	(0.19)	(0.44)	(0.33)	(0.38)

From net realized gain on investments	(0.51)	(0.22)	(0.48)	(1.01)	(0.56)

Total dividends and distributions	(0.70)	(0.41)	(0.92)	(1.34)	(0.94)

Net asset value at end of year	$12.21	$13.18	$12.18	$11.77	$13.32

Total investment return (b)	(2.52%)	11.72%	11.79%	(1.57%)	7.71%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.99%	1.15%	1.35%	0.84%	0.97%

Net expenses (c)	0.86%	0.87%	0.89%	0.87%	0.88%

Portfolio turnover rate	43%	34%	39%	58%	55%

Net assets at end of year (in 000’s)	$592,673	$565,974	$476,926	$460,883	$460,406

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended December 31,		April 26, 2016* through December 31,

Service 2 Class	2018	2017	2016

Net asset value at beginning of period	$13.18	$12.18	$11.63

Net investment income (loss) (a)	0.12	0.14	0.11

Net realized and unrealized gain (loss) on investments	(0.40)	1.26	1.04

Total from investment operations	(0.28)	1.40	1.15

Less dividends and distributions:

From net investment income	(0.18)	(0.18)	(0.12)

From net realized gain on investments	(0.51)	(0.22)	(0.48)

Total dividends and distributions	(0.69)	(0.40)	(0.60)

Net asset value at end of period	$12.21	$13.18	$12.18

Total investment return (b)	(2.59%)	11.60%	10.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.88%	1.05%	1.33%††

Net expenses (c)	0.96%	0.97%	1.00%††

Portfolio turnover rate	43%	34%	39%

Net assets at end of period (in 000’s)	$3,016	$2,179	$797

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay VP MacKay Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Convertible Portfolio (formerly known as MainStay VP Convertible Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Service 2 Class shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers three classes of shares. Initial Class shares commenced operations on October 1, 1996. Service Class shares commenced operations on June 5, 2003. Service 2 Class shares commenced operations on April 26, 2016. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class and Service 2 Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class and Service 2 Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class and Service 2 Class shares.

The Portfolio’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the

19

Notes to Financial Statements (continued)

assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which

20	MainStay VP MacKay Convertible Portfolio

mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans and shareholder service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares and Service 2 Class shares, as applicable) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a

21

Notes to Financial Statements (continued)

mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2018, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio had securities on loan with a value of $18,549,297 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $18,976,180.

(I)  Convertible Securities Risk.  Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion. During the year ended December 31, 2018, the effective management fee rate was 0.58%.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $4,764,174.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution, Service and Shareholder Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a

22	MainStay VP MacKay Convertible Portfolio

distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class and Service 2 Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class and Service 2 Class shares of the Portfolio.

The Board has adopted a shareholder services plan (the “Services Plan”) with respect to the Service 2 Class shares of the Portfolio. Under the terms of the Services Plan, the Portfolio is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to shareholders of the Service 2 Class shares, in connection with the administration of plans or programs that use Portfolio shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Service 2 Class shares.

(C)  Transfer and Dividend Disbursing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for the Service 2 Class shares of the Portfolio. NYLIM Service Company LLC has entered into an agreement with DST Asset Manager Solutions, Inc. (“DST”), pursuant to which DST performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended December 31, 2018, all associated fees were paid by the Manager.

(D)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$—	$109,031	$(76,890)	$—	$—	$32,141	$326	$—	32,141

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$760,228,466	$68,251,682	$(58,683,828)	$9,567,854

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$11,988,961	$45,696,682	$—	$9,567,854	$67,253,497

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to deemed dividends and Contingent Payment Debt Instruments (CPDI).

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$15,200,280	$27,421,810	$11,951,992	$13,137,952

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any

23

Notes to Financial Statements (continued)

revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, were $339,050 and $334,431, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	532,691	$7,345,452
Shares issued to shareholders in reinvestment of dividends and distributions	780,017	10,585,861
Shares redeemed	(4,033,632)	(55,826,634)

Net increase (decrease)	(2,720,924)	$(37,895,321)

Year ended December 31, 2017:
Shares sold	5,649,696	$71,496,485
Shares issued to shareholders in reinvestment of dividends and distributions	597,157	7,790,128
Shares redeemed	(2,373,096)	(30,854,137)

Net increase (decrease)	3,873,757	$48,432,476

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	9,092,375	$123,686,878
Shares issued to shareholders in reinvestment of dividends and distributions	2,366,938	31,875,069
Shares redeemed	(5,859,020)	(78,465,159)

Net increase (decrease)	5,600,293	$77,096,788

Year ended December 31, 2017:
Shares sold	7,622,230	$97,883,150
Shares issued to shareholders in reinvestment of dividends and distributions	1,332,435	17,251,961
Shares redeemed	(5,158,670)	(66,245,129)

Net increase (decrease)	3,795,995	$48,889,982

Service 2 Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	109,084	$1,494,133
Shares issued to shareholders in reinvestment of dividends and distributions	11,963	161,160
Shares redeemed	(39,365)	(519,070)

Net increase (decrease)	81,682	$1,136,223

Year ended December 31, 2017:
Shares sold	113,295	$1,461,430
Shares issued to shareholders in reinvestment of dividends and distributions	3,690	47,855
Shares redeemed	(17,024)	(221,091)

Net increase (decrease)	99,961	$1,288,194

Note 10–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any

24	MainStay VP MacKay Convertible Portfolio

impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Convertible Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Convertible Portfolio (formerly known as MainStay VP Convertible Portfolio) (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

26	MainStay VP MacKay Convertible Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Convertible Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay Shields in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and ongoing analysis of, and interactions with, MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay Shields believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged MacKay Shields’ continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

28	MainStay VP MacKay Convertible Portfolio

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio manager and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and MacKay Shields and acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products. The Board noted that New York Life Investments proposed an additional management fee breakpoint for the Portfolio, effective February 28, 2019.

Additionally, the Board noted that NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for the Service Class and Service 2 Class Shares of the Portfolio but that the Service Class and Service 2 Class Shares do not incur any fees for these services.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

30	MainStay VP MacKay Convertible Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay VP MacKay Convertible Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

33

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP MacKay Convertible Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

† Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801637	MSVPC11-02/19 (NYLIAC) NI512

MainStay VP Epoch U.S. Equity Yield Portfolio

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]

Initial Class Shares	5/1/1998	–5.23%	4.33%	10.86%	0.72%
Service Class Shares	6/5/2003	–5.46	4.06	10.58	0.97

Benchmark Performance	One Year	Five Years	Ten Years

Russell 1000® Value Index[2]	–8.27%	5.95%	11.18%
U.S. Equity Yield Composite Index[3]	–1.60	8.97	12.40
Morningstar Large Value Category Average[4]	–8.53	5.37	10.92

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

2.

The Russell 1000® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

The Portfolio has selected the U.S. Equity Yield Composite Index as its secondary benchmark. The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large and mid-cap stocks. The MSCI USA High Dividend Yield Index is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid-cap USA equity universe. The MSCI USA Minimum Volatility (USD) Index is calculated by optimizing the MSCI USA Index in USD for the lowest absolute risk (within a given set of constraints). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Epoch U.S. Equity Yield Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$968.70	$3.37	$1,021.78	$3.47	0.68%

Service Class Shares	$1,000.00	$967.50	$4.61	$1,020.52	$4.74	0.93%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Epoch U.S. Equity Yield Portfolio

Industry Composition as of December 31, 2018 (Unaudited)

Electric Utilities	10.3%

Multi-Utilities	6.3

Oil, Gas & Consumable Fuels	6.3

Semiconductors & Semiconductor Equipment	5.7

Insurance	5.5

Diversified Telecommunication Services	4.8

Pharmaceuticals	4.8

Aerospace & Defense	4.7

Equity Real Estate Investment Trusts	3.5

Tobacco	3.4

Banks	3.3

Household Products	3.3

Beverages	3.2

Capital Markets	2.7

Chemicals	2.7

Commercial Services & Supplies	2.6

Hotels, Restaurants & Leisure	2.6

Electrical Equipment	2.4

Industrial Conglomerates	2.3

Biotechnology	2.0

Software	2.0%

IT Services	1.6

Communications Equipment	1.5

Food Products	1.3

Health Care Providers & Services	1.3

Food & Staples Retailing	1.0

Containers & Packaging	0.9

Specialty Retail	0.9

Health Care Equipment & Supplies	0.8

Technology Hardware, Storage & Peripherals	0.8

Household Durables	0.7

Air Freight & Logistics	0.6

Distributors	0.6

Multiline Retail	0.6

Metals & Mining	0.5

Textiles, Apparel & Luxury Goods	0.5

Short-Term Investment	1.8

Other Assets, Less Liabilities	0.2

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2018 (excluding short-term investments) (Unaudited)

1.	Verizon Communications, Inc.

2.	Pfizer, Inc.

3.	Arthur J. Gallagher & Co.

4.	Ameren Corp.

5.	CME Group, Inc.
6.	Duke Energy Corp.

7.	Welltower, Inc.

8.	Texas Instruments, Inc.

9.	Entergy Corp.

10.	Cisco Systems, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Michael A. Welhoelter, CFA, William W. Priest, CFA, John M. Tobin, PhD, CFA, Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Portfolio’s Subadvisor.

How did MainStay VP Epoch U.S. Equity Yield Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP Epoch U.S. Equity Yield Portfolio returned –5.23% for Initial Class shares and –5.46% for Service Class shares. Over the same period, both share classes outperformed the –8.27% return of the Russell 1000® Value Index,1 which is the Portfolio’s primary benchmark. For the 12 months ended December 31, 2018, both share classes underperformed the –1.60% return of the U.S. Equity Yield Composite Index,1 which is the Portfolio’s secondary benchmark, and outperformed the –8.53% return of the Morningstar Large Value Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

Amid growing concerns about global uncertainties, the Portfolio was not immune to the decline experienced by the markets during the reporting period. With increased volatility and downward pressure on the market during the fourth quarter of 2018, the strategy delivered downside protection by outperforming during the down market largely because of holding overweight positions in sectors considered to be more defensive, including utilities and consumer staples. During 2018, strong stock selection and an underweight position in financials, which was one of the worst-performing sectors in the benchmark, contributed positively to the Portfolio’s relative performance. (Contributions take weightings and total returns into account.) An overweight position and stock selection in utilities—one of the so-called defensive sectors typically held in the Portfolio and one of the best-performing sectors in the benchmark—also contributed positively to the Portfolio’s relative performance. Strong stock selection and an underweight position in the energy sector contributed positively to relative performance, as did stock selection in the industrials sector.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the sectors that made the strongest positive contributions to relative performance included financials, utilities and energy. In financials, strong stock selection was the primary contributor and an underweight position also helped, even though the sector’s total return was slightly negative. An overweight position in the utilities sector also helped the Portfolio’s relative performance, as did favorable stock selection in the energy sector. Total returns for the energy sector were slightly negative, as the price of oil declined.

The weakest-contributing sector was consumer staples, largely because of stock selection and tobacco exposure, as investors reacted negatively to the U.S. Food & Drug Administration’s proposed regulatory changes and remained concerned over the longer-term growth prospects of the tobacco industry. Other weak contributing sectors to the Portfolio’s relative performance were health care, which was hindered by an underweight position in the Portfolio, and consumer discretionary, which suffered from unfavorable stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, health care companies Pfizer and Merck and oil & gas company Equinor were among the strongest contributors to the Portfolio’s absolute performance. Pfizer and Merck both delivered strong results throughout 2018, and their robust drug pipelines gave us confidence in the sustainability of their cash flows. Equinor delivered strong cash flows throughout the year as management delivered faster and deeper cost reductions than competitors during the commodity down cycle. The Portfolio maintained its positions in Pfizer and Merck but used Equinor as a source of cash to fund other higher-yielding opportunities.

Consumer staples companies British American Tobacco and Philip Morris and food products company Kraft Heinz were the Portfolio’s weakest contributors to absolute performance. Both of the tobacco holdings’ shares declined as investors reacted negatively to the U.S. Food & Drug Administration’s proposed regulatory changes and remained concerned over the companies’ longer-term growth prospects. Shares of Kraft Heinz came under pressure as investors focused on the company’s sales growth challenges. Each of these weak contributors remained in the Portfolio as of December 31, 2018.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio purchased new positions in several stocks, including utility holding company FirstEnergy and semiconductor manufacturer Broadcom. FirstEnergy is focused on driving growth in regulated utility operations. The company offers a dividend that we find attractive, and we believe that FirstEnergy is well positioned to grow in the future. Broadcom has been transitioning to a subscription model, which could reduce costs and increase cash flow, thus increasing the stock’s shareholder-yield qualities, which prompted the Portfolio’s investment in the stock.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Large Value Category Average.

8	MainStay VP Epoch U.S. Equity Yield Portfolio

During the reporting period, the Portfolio closed several positions, including positions in telecommunication services company Vodafone and automotive manufacturer Daimler. Both Vodafone and Daimler were used as sources of cash to fund opportunities that we found attractive.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s most substantial sector weighting increases were in financials and consumer discretionary. Over the same period, the most substantial sector weighting reductions were in consumer staples and industrials. Sector allocations in the Portfolio are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable and growing shareholder yield. Relative performance of sectors during the reporting period may affect changes in sector weights.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, the Portfolio’s most substantially overweight sector position relative to the Russell 1000® Value Index was in utilities, which is considered to be a defensive sector and is typically more heavily represented in the Portfolio. As of the same date, the Portfolio also held overweight positions in the industrials and consumer staples sectors. As of December 31, 2018, the Portfolio’s most substantially underweight sector positions relative to the benchmark were in financials and health care.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2018

	Shares	Value
Common Stocks 98.0%†
Aerospace & Defense 4.7%
Boeing Co.	44,208	$14,257,080
General Dynamics Corp.	45,074	7,086,083
Lockheed Martin Corp.	43,565	11,407,060
Raytheon Co.	40,321	6,183,225
United Technologies Corp.	69,983	7,451,790

		46,385,238

Air Freight & Logistics 0.6%
United Parcel Service, Inc., Class B	62,104	6,057,003

Banks 3.3%
BB&T Corp.	156,328	6,772,129
M&T Bank Corp.	35,223	5,041,468
People’s United Financial, Inc.	456,977	6,594,178
U.S. Bancorp	196,046	8,959,302
Wells Fargo & Co.	109,841	5,061,474

		32,428,551

Beverages 3.2%
Coca-Cola Co.	172,409	8,163,566
Coca-Cola European Partners PLC	183,410	8,409,349
Molson Coors Brewing Co., Class B	87,595	4,919,335
PepsiCo., Inc.	90,375	9,984,630

		31,476,880

Biotechnology 2.0%
AbbVie, Inc.	136,259	12,561,717
Amgen, Inc.	35,223	6,856,862

		19,418,579

Capital Markets 2.7%
BlackRock, Inc.	26,881	10,559,394
CME Group, Inc.	87,131	16,391,084

		26,950,478

Chemicals 2.7%
DowDuPont, Inc.	238,877	12,775,142
LyondellBasell Industries N.V., Class A	73,691	6,128,144
Nutrien, Ltd.	159,895	7,515,065

		26,418,351

Commercial Services & Supplies 2.6%
Deluxe Corp.	102,426	3,937,255
Republic Services, Inc.	145,528	10,491,114
Waste Management, Inc.	127,916	11,383,245

		25,811,614

Communications Equipment 1.5%
Cisco Systems, Inc.	342,965	14,860,674

Containers & Packaging 0.9%
Bemis Co., Inc.	190,948	8,764,513

	Shares	Value
Distributors 0.6%
Genuine Parts Co.	59,787	$5,740,748

Diversified Telecommunication Services 4.8%
AT&T, Inc.	478,297	13,650,596
BCE, Inc.	236,831	9,361,930
CenturyLink, Inc.	363,821	5,511,888
Verizon Communications, Inc.	333,232	18,734,303

		47,258,717

Electric Utilities 10.3%
Alliant Energy Corp.	135,332	5,717,777
American Electric Power Co., Inc.	154,797	11,569,528
Duke Energy Corp.	184,459	15,918,812
Entergy Corp.	177,507	15,278,027
Evergy, Inc.	120,964	6,867,126
Eversource Energy	146,340	9,517,954
FirstEnergy Corp.	289,202	10,859,535
Pinnacle West Capital Corp.	93,620	7,976,424
PPL Corp.	355,478	10,070,692
Southern Co.	160,822	7,063,302

		100,839,177

Electrical Equipment 2.4%
Eaton Corp. PLC	191,411	13,142,279
Emerson Electric Co.	170,092	10,162,997

		23,305,276

Equity Real Estate Investment Trusts 3.5%
Iron Mountain, Inc.	338,171	10,960,122
Public Storage	36,143	7,315,705
Welltower, Inc.	227,098	15,762,872

		34,038,699

Food & Staples Retailing 1.0%
Walmart, Inc.	108,451	10,102,211

Food Products 1.3%
Campbell Soup Co.	156,651	5,167,916
Kraft Heinz Co.	170,092	7,320,760

		12,488,676

Health Care Equipment & Supplies 0.8%
Medtronic PLC	83,423	7,588,156

Health Care Providers & Services 1.3%
CVS Health Corp.	76,935	5,040,781
UnitedHealth Group, Inc.	32,442	8,081,951

		13,122,732

Hotels, Restaurants & Leisure 2.6%
Brinker International, Inc.	107,987	4,749,268
Las Vegas Sands Corp.	188,630	9,818,191
McDonald’s Corp.	63,031	11,192,415

		25,759,874

10	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Household Durables 0.7%
Leggett & Platt, Inc.	182,324	$6,534,492

Household Products 3.3%
Colgate-Palmolive Co.	87,131	5,186,037
Kimberly-Clark Corp.	116,793	13,307,394
Procter & Gamble Co.	151,553	13,930,752

		32,424,183

Industrial Conglomerates 2.3%
3M Co.	69,983	13,334,561
Honeywell International, Inc.	68,129	9,001,203

		22,335,764

Insurance 5.5%
Allianz S.E., Sponsored ADR	519,082	10,454,311
Arthur J. Gallagher & Co.	228,488	16,839,566
Marsh & McLennan Cos., Inc.	88,985	7,096,554
MetLife, Inc.	304,033	12,483,595
Travelers Cos., Inc.	59,323	7,103,929

		53,977,955

IT Services 1.6%
Automatic Data Processing, Inc.	39,858	5,226,181
Paychex, Inc.	154,797	10,085,025

		15,311,206

Metals & Mining 0.5%
Reliance Steel & Aluminum Co.	71,837	5,112,639

Multi-Utilities 6.3%
Ameren Corp.	255,331	16,655,241
Black Hills Corp.	98,718	6,197,516
CMS Energy Corp.	171,482	8,514,081
Dominion Energy, Inc.	157,578	11,260,524
NiSource, Inc.	223,261	5,659,666
WEC Energy Group, Inc.	191,948	13,294,319

		61,581,347

Multiline Retail 0.6%
Target Corp.	92,479	6,111,937

Oil, Gas & Consumable Fuels 6.3%
Chevron Corp.	68,129	7,411,754
Enterprise Products Partners, L.P.	483,858	11,898,068
Exxon Mobil Corp.	159,895	10,903,240
Magellan Midstream Partners, L.P.	148,309	8,462,512
Occidental Petroleum Corp.	145,064	8,904,028
Royal Dutch Shell PLC, Class A, Sponsored ADR	239,148	13,935,154

		61,514,756

	Shares	Value
Pharmaceuticals 4.8%
Johnson & Johnson	114,939	$14,832,878
Merck & Co., Inc.	190,484	14,554,882
Pfizer, Inc.	397,190	17,337,344

		46,725,104

Semiconductors & Semiconductor Equipment 5.7%
Analog Devices, Inc.	139,503	11,973,542
Broadcom, Inc.	20,121	5,116,368
Intel Corp.	127,916	6,003,098
Maxim Integrated Products, Inc.	119,574	6,080,338
Microchip Technology, Inc.	73,691	5,299,857
QUALCOMM, Inc.	107,524	6,119,191
Texas Instruments, Inc.	165,457	15,635,686

		56,228,080

Software 2.0%
Microsoft Corp.	145,991	14,828,306
Oracle Corp.	113,549	5,126,737

		19,955,043

Specialty Retail 0.9%
Home Depot, Inc.	50,981	8,759,555

Technology Hardware, Storage & Peripherals 0.8%
Apple, Inc.	49,127	7,749,293

Textiles, Apparel & Luxury Goods 0.5%
Hanesbrands, Inc.	381,696	4,782,651

Tobacco 3.4%
Altria Group, Inc.	274,835	13,574,101
British American Tobacco PLC, Sponsored ADR	274,372	8,741,492
Philip Morris International, Inc.	157,578	10,519,907

		32,835,500

Total Common Stocks (Cost $972,564,825)		960,755,652

Short-Term Investments 1.8%
Affiliated Investment Company 1.8%
MainStay U.S. Government Liquidity Fund, 2.18% (a)	17,828,329	17,828,329

Total Affiliated Investment Company (Cost $17,828,329)		17,828,329

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Short-Term Investments (continued)
Repurchase Agreement 0.0%‡
Fixed Income Clearing Corp. 0.50%, dated 12/31/18 due 1/2/19 Proceeds at Maturity $331,706 (Collateralized by a United States Treasury Note with a rate of 2.625% and a maturity date of 12/31/25, with a Principal Amount of $340,000, and a Market Value of $340,000)	$331,697	$331,697

Total Repurchase Agreement (Cost $331,697)		331,697

Total Short-Term Investments (Cost $18,160,026)		18,160,026

Total Investments (Cost $990,724,851)	99.8%	978,915,678
Other Assets, Less Liabilities	0.2	1,599,920
Net Assets	100.0%	$980,515,598
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Current yield as of December 31, 2018.

The following abbreviation is used in the preceding pages:

ADR —American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$960,755,652	$—	$—	$960,755,652
Short-Term Investments
Affiliated Investment Company	17,828,329	—	—	17,828,329
Repurchase Agreement	—	331,697	—	331,697

Total Short-Term Investments	17,828,329	331,697	—	18,160,026

Total Investments in Securities	$978,583,981	$331,697	$—	$978,915,678

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $972,896,522)	$961,087,349
Investment in affiliated investment company, at value (identified cost $17,828,329)	17,828,329
Receivables:
Dividends and interest	2,635,633
Fund shares sold	230,641

Total assets	981,781,952

Liabilities
Payables:
Manager (See Note 3)	555,206
Fund shares redeemed	522,179
NYLIFE Distributors (See Note 3)	94,612
Professional fees	40,710
Shareholder communication	39,235
Custodian	9,770
Trustees	1,154
Accrued expenses	3,488

Total liabilities	1,266,354

Net assets	$980,515,598

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$70,442
Additional paid-in capital	925,227,947

925,298,389
Total distributable earnings (loss)(1)	55,217,209

Net assets	$980,515,598

Initial Class
Net assets applicable to outstanding shares	$548,880,896

Shares of beneficial interest outstanding	39,190,898

Net asset value per share outstanding	$14.01

Service Class
Net assets applicable to outstanding shares	$431,634,702

Shares of beneficial interest outstanding	31,251,088

Net asset value per share outstanding	$13.81

(1)	See Note 10.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$37,786,503
Dividends-affiliated	103,281
Interest	98,782
Securities lending	8,963

Total income	37,997,529

Expenses
Manager (See Note 3)	8,218,543
Distribution/Service—Service Class (See Note 3)	1,233,976
Professional fees	126,348
Shareholder communication	108,678
Trustees	27,176
Interest expense (See Note 6)	20,342
Custodian	16,431
Miscellaneous	46,424

Total expenses before waiver/reimbursement	9,797,918
Expense waiver/reimbursement from Manager (See Note 3)	(384,844)

Net expenses	9,413,074

Net investment income (loss)	28,584,455

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	38,354,209
Foreign currency transactions	(929)

Net realized gain (loss) on investments and foreign currency transactions	38,353,280

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(127,967,935)
Translation of other assets and liabilities in foreign currencies	(2,496)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(127,970,431)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(89,617,151)

Net increase (decrease) in net assets resulting from operations	$(61,032,696)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $424,857.

14	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$28,584,455	$24,238,098
Net realized gain (loss) on investments and foreign currency transactions	38,353,280	121,391,754
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(127,970,431)	70,288,851

Net increase (decrease) in net assets resulting from operations	(61,032,696)	215,918,703

Distributions to shareholders(1):
Initial Class	(59,595,916)
Service Class	(40,976,827)

	(100,572,743)

Dividends to shareholders from net investment income:
Initial Class		(10,084,134)
Service Class		(5,742,511)

		(15,826,645)

Total dividends and distributions to shareholders	(100,572,743)	(15,826,645)

Capital share transactions:
Net proceeds from sale of shares	178,505,173	110,742,068
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	100,572,743	15,826,645
Cost of shares redeemed	(464,462,351)	(163,543,805)

Increase (decrease) in net assets derived from capital share transactions	(185,384,435)	(36,975,092)

Net increase (decrease) in net assets	(346,989,874)	163,116,966

Net Assets
Beginning of year	1,327,505,472	1,164,388,506

End of year(2)	$980,515,598	$1,327,505,472

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $24,082,857 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$16.15	$13.79	$15.58	$18.94	$17.64

Net investment income (loss) (a)	0.39	0.30	0.21	0.19	0.48	(b)

Net realized and unrealized gain (loss) on investments	(1.12)	2.26	0.47	(0.95)	1.07

Total from investment operations	(0.73)	2.56	0.68	(0.76)	1.55

Less dividends and distributions:

From net investment income	(0.35)	(0.20)	(0.18)	(0.51)	(0.25)

From net realized gain on investments	(1.06)	—	(2.29)	(2.09)	—

Total dividends and distributions	(1.41)	(0.20)	(2.47)	(2.60)	(0.25)

Net asset value at end of year	$14.01	$16.15	$13.79	$15.58	$18.94

Total investment return (c)	(5.23%)	18.66%	4.90%	(3.78%)	8.88%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.49%	2.01%	1.41%	1.07%	2.64	%(b)

Net expenses (d)	0.68%	0.73%	0.79%	0.78%	0.79%

Expenses (before waiver/reimbursement) (d)	0.71%	0.74%	0.79%	0.78%	0.79%

Portfolio turnover rate	25%	122%	99%	86%	68%

Net assets at end of year (in 000’s)	$548,881	$791,462	$637,936	$655,690	$722,647

(a)	Per share data based on average shares outstanding during the year.
(b)

Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.

(c)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$15.94	$13.61	$15.40	$18.75	$17.48

Net investment income (loss) (a)	0.35	0.26	0.17	0.15	0.42	(b)

Net realized and unrealized gain (loss) on investments	(1.12)	2.24	0.46	(0.95)	1.07

Total from investment operations	(0.77)	2.50	0.63	(0.80)	1.49

Less dividends and distributions:

From net investment income	(0.30)	(0.17)	(0.13)	(0.46)	(0.22)

From net realized gain on investments	(1.06)	—	(2.29)	(2.09)	—

Total dividends and distributions	(1.36)	(0.17)	(2.42)	(2.55)	(0.22)

Net asset value at end of year	$13.81	$15.94	$13.61	$15.40	$18.75

Total investment return (c)	(5.46%)	18.37%	4.63%	(4.02%)	8.61%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.23%	1.73%	1.16%	0.82%	2.36	%(b)

Net expenses (d)	0.93%	0.98%	1.04%	1.03%	1.04%

Expenses (before waiver/reimbursement) (d)	0.96%	0.99%	1.04%	1.03%	1.04%

Portfolio turnover rate	25%	122%	99%	86%	68%

Net assets at end of year (in 000’s)	$431,635	$536,044	$526,452	$569,660	$647,096

(a)	Per share data based on average shares outstanding during the year.
(b)

Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.

(c)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay VP Epoch U.S. Equity Yield Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Epoch U.S. Equity Yield Portfolio (formerly known as MainStay VP ICAP Select Equity Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income and capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

17

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

18	MainStay VP Epoch U.S. Equity Yield Portfolio

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2018, repurchase agreements are shown in the Portfolio of Investments.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio did not have any portfolio securities on loan.

19

Notes to Financial Statements (continued)

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor. Prior to January 9, 2017, Institutional Capital LLC served as Subadvisor to the Portfolio.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets. The Fund, on behalf of the Portfolio, pays New York Life Investments at the rate of 0.70% up to $500 million; 0.68% from $500 million to $1 billion; 0.66% from $1 billion to $2 billion; and 0.65% on assets over $2 billion. During the year ended December 31, 2018, the effective management fee rate was 0.69% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Service Class shares do not exceed 0.93% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement to Initial Class shares. This agreement will remain in effect until May 1, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $8,218,543 and waived fees/reimbursed expenses in the amount of $384,844.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$—	$196,971	$(179,143)	$—	$—	$17,828	$103	$—	17,828

20	MainStay VP Epoch U.S. Equity Yield Portfolio

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$994,402,350	$78,823,627	$(94,310,299)	$(15,486,672)

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$37,524,638	$33,164,334	$17,405	$(15,489,168)	$55,217,209

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$911	$(911)

The reclassifications for the Portfolio are primarily due to different book and tax treatment of partnerships.

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$93,044,241	$7,528,502	$15,826,645	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement.

During the year ended December 31, 2018, the Portfolio utilized the line of credit for 5 days, maintained an average daily balance of $74,586,667 at a weighted average interest rate of 2.987% and incurred interest expense in the amount of $20,342. As of December 31, 2018, there were no borrowings outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, were $291,015 and $530,253, respectively.

21

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	10,090,454	$159,187,338
Shares issued to shareholders in reinvestment of dividends and distributions	3,922,337	59,595,915
Shares redeemed	(23,831,268)	(366,163,878)

Net increase (decrease)	(9,818,477)	$(147,380,625)

Year ended December 31, 2017:
Shares sold	6,069,826	$88,010,419
Shares issued to shareholders in reinvestment of dividends and distributions	652,628	10,084,134
Shares redeemed	(3,976,148)	(60,238,243)

Net increase (decrease)	2,746,306	$37,856,310

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	1,242,268	$19,317,835
Shares issued to shareholders in reinvestment of dividends and distributions	2,733,043	40,976,828
Shares redeemed	(6,351,626)	(98,298,473)

Net increase (decrease)	(2,376,315)	$(38,003,810)

Year ended December 31, 2017:
Shares sold	1,535,676	$22,731,649
Shares issued to shareholders in reinvestment of dividends and distributions	376,283	5,742,511
Shares redeemed	(6,955,755)	(103,305,562)

Net increase (decrease)	(5,043,796)	$(74,831,402)

Note 10–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP Epoch U.S. Equity Yield Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Epoch U.S. Equity Yield Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Epoch U.S. Equity Yield Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Epoch U.S. Equity Yield Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Epoch in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Epoch personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Epoch. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior

24	MainStay VP Epoch U.S. Equity Yield Portfolio

years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, Portfolio investment performance and risk as well as Epoch’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Portfolio. The Board evaluated Epoch’s experience in serving as subadvisor to the Portfolio and managing other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and Epoch believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged Epoch’s continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds over various periods. The Board considered its discussions with representatives from New York Life Investments regarding the Portfolio’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Epoch to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates and Epoch, due to their relationships with the Portfolio. The Board considered that Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and that these fees are paid by New York Life Investments, not the Portfolio. On this basis, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information

26	MainStay VP Epoch U.S. Equity Yield Portfolio

about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on fees paid to Epoch by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to Epoch are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

28	MainStay VP Epoch U.S. Equity Yield Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

29

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

30	MainStay VP Epoch U.S. Equity Yield Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802147	MSVPEUE11-02/19 (NYLIAC) NI521

MainStay VP Large Cap Growth Portfolio

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	5/1/1998	3.57%	9.50%	14.70%	0.76%
Service Class Shares	6/6/2003	3.31	9.22	14.42	1.01

Benchmark Performance	One Year	Five Years	Ten Years

Russell 1000® Growth Index[3]	–1.51%	10.40%	15.29%

S&P 500® Index[4]	–4.38	8.49	13.12
Morningstar Large Growth Category Average[5]	–2.07	8.18	13.76

1.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell 1000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Large Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$909.30	$3.66	$1,021.37	$3.87	0.76%

Service Class Shares	$1,000.00	$908.10	$4.86	$1,020.11	$5.14	1.01%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Large Cap Growth Portfolio

Industry Composition as of December 31, 2018 (Unaudited)

IT Services	17.5%

Software	15.1

Internet & Direct Marketing Retail	8.7

Health Care Equipment & Supplies	8.4

Interactive Media & Services	6.3

Aerospace & Defense	5.2

Life Sciences Tools & Services	4.7

Health Care Providers & Services	4.1

Capital Markets	3.6

Entertainment	3.1

Chemicals	2.8

Pharmaceuticals	2.7

Semiconductors & Semiconductor Equipment	2.7

Textiles, Apparel & Luxury Goods	2.6%

Specialty Retail	2.3

Equity Real Estate Investment Trusts	2.0

Road & Rail	1.5

Automobiles	1.4

Health Care Technology	1.1

Industrial Conglomerates	1.1

Machinery	1.1

Professional Services	1.0

Short-Term Investment	1.0

Other Assets, Less Liabilities	–0.0 ‡

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2018 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Alphabet, Inc.

3.	Amazon.com, Inc.

4.	Visa, Inc., Class A

5.	UnitedHealth Group, Inc.
6.	salesforce.com, Inc.

7.	PayPal Holdings, Inc.

8.	Mastercard, Inc., Class A

9.	NIKE, Inc., Class B

10.	Boeing Co.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.

How did MainStay VP Large Cap Growth Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP Large Cap Growth Portfolio returned 3.57% for Initial Class shares and 3.31% for Service Class shares. Over the same period, both share classes outperformed the –1.51% return of the Russell 1000® Growth Index,1 which is the Portfolio’s primary benchmark and a broad-based securities-market index; the –4.38% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio; and the –2.07% return of the Morningstar Large Growth Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio generated strong relative performance for the reporting period because of strong positioning in higher-growth companies that became inexpensive in 2016. This served the Portfolio well, and we generated strong relative returns over the following six quarters ended June 30, 2018. Valuations for some of the highest-growth companies appeared reasonably full, and we reduced these holdings over the summer of 2018, allowing the Portfolio to preserve year-to-date alpha3 despite equity market weakness in the fourth quarter.

Fundamental analysis propelled our investment decisions throughout 2018, which resulted in strong relative performance. Our investment discipline has been efficacious in down market years. There have now been five down calendar years for the Russell 1000® Growth Index since 1999 and we have averaged nearly 500 basis points of outperformance over these periods.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The Portfolio’s strong performance relative to the Russell 1000® Growth Index was driven by an overweight position and stock selection in the information technology sector. The Portfolio’s overweight position and stock selection in the health care sector also contributed positively to relative performance. (Contributions take weightings and total returns into account.) An underweight position in the weak-performing industrials sector also contributed positively to relative performance during the reporting period.

Moderately detracting from the Portfolio’s relative performance during the reporting period was stock selection in the consumer discretionary sector. Stock selection in the communication services sector detracted from relative performance by a small amount during the reporting period. An underweight position in the utilities sector also detracted modestly from relative performance during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Software company Salesforce.com follows Visa as the Portfolio’s second-most-heavily weighted position relative to the benchmark. Salesforce.com is growing share in sales, services and marketing cloud opportunities. Medical device manufacturer Abiomed pioneered the delivery of heart pumps via catheter and has just started to penetrate the addressable markets in the United States, and we believe the company may achieve further growth through upcoming launches in Germany and Japan. The Portfolio had purchased the stock in January and then sold it in May on valuation after an 85% increase. We recently repurchased a position in Abiomed after a meaningful share price decline. IT Services company Visa continued to benefit from the shift to electronic payments. Visa Direct is adding to the company’s growth, with offerings in the person-to-person and business-to-business markets.

During the reporting period, Chinese e-commerce giant Alibaba was challenged by the weakening macroeconomic environment in China and the Portfolio sold its position. Our research concluded that demand for Applied Materials’ semiconductor manufacturing equipment was likely to be below expectations as a result of a weaker macroeconomic environment and lower memory chip investments. As a result, the Portfolio sold its position in the stock. Electronic Arts is a video publisher serving the large and growing global population of gamers. A delay in the company’s new Battlefield V and slower-than-expected mobile and live services growth undermined the stock during the reporting period. The Portfolio continued to hold its position in Electronic Arts.

Were there other stocks that were particularly noteworthy during the reporting period?

Consumer electronics company Apple is illustrative of Winslow Capital’s investment process. In recent quarters, we outlined our rationale for not owning the stock despite its large (7%) weight in the Russell 1000® Growth Index. With no unit growth in the iPhone franchise since 2015, revenue growth was driven by higher average selling prices. In the first nine months of 2018, Apple’s stock rose on the new iPhone cycle, the

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Large Growth Category Average.
3.

Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

8	MainStay VP Large Cap Growth Portfolio

strength of service revenues and the news of Warren Buffett’s large investment. The fourth-quarter decline in the stock followed Apple’s third-quarter earnings report, in which the company indicated that iPhone units were below expectations and that it would no longer provide unit data on iPhones. (Apple’s share price declined further when the company pre-announced weak iPhone sales on January 2, 2019.) The Portfolio continues to avoid the stock.

What were some of the Portfolio’s largest purchases and sales during the reporting period?

The Portfolio purchased a position in pharmaceutical company Bristol-Myers Squibb because of the strength of the company’s immunotherapy cancer drugs. The holding was sold later in the reporting period when our research pointed to increased competition for one of the company’s key therapies, Opdivo. The Portfolio also purchased a position in home improvement retailer Lowe’s.

The Portfolio sold its position in consumer electronics company Apple during the first quarter of 2018 for the reasons already noted. The Portfolio traded social media provider Facebook during the reporting period, then exited the stock during the fourth quarter of 2018. The company’s shares were attractively valued, and we had anticipated that once the company invested to address data breaches, incremental margin pressure would abate in 2019. In our opinion, however, recent news stories about senior management’s knowledge of data security issues may undermine spending on Facebook by large advertisers.

How did the Portfolio’s sector weightings change during the reporting period?

The most notable change to the Portfolio’s sector positioning was an increase in the health care sector, as we modelled strong earnings growth for select holdings and, in many cases, reduced economic sensitivity to slowing global growth. Although our weighting in the materials sector was essentially unchanged from the previous reporting period, the benchmark weight was reduced by nearly 200 basis points, resulting in our relative positioning shifting from an underweight to an overweight. (A basis point is one-hundredth of a percentage point.)

The communication services sector was added by GICS®4 during the reporting period. We reconstructed what our weighting in the sector would have been at year-end 2017 and as a result, the Portfolio’s weighting represented its most meaningful sector reduction. The second-largest reduction to our relative weight was in the information technology sector.

In all cases, our sector weightings are derived from our fundamental bottom-up stock analysis.

How was the Portfolio positioned at the end of the reporting period?

Our decision to increase consistent growth holdings (companies that have greater earnings-per-share growth than the market and are demonstrably not cyclical) precipitated a shift in sector weightings as well.

As of December 31, 2018, the health care sector represented the Portfolio’s most substantially overweight position relative to the Russell 1000® Growth Index. We modelled strong growth trends in certain subsectors and lower economic sensitivity for these holdings overall. In particular, we saw innovation in the health care technology and life sciences tools & services subsectors as driving robust earnings growth. As of the same date, information technology was the Portfolio’s next most substantially overweight sector. Key themes driving growth for the sector included the ongoing shift to digital marketing and digital-processing spending, growth in e-commerce and electronic payments, increased power and capacity on semiconductors and the continued growth of wireless data usage by consumers.

As of December 31, 2018, the Portfolio had no holdings in the consumer staples sector because the individual companies in the sector failed to meet our investment requirements. As of the same date, the Portfolio was underweight the communication services sector, although the Portfolio is overweight relative to the Russell 1000® Growth Index in select sector holdings, such as Alphabet and Netflix.

4.	GICS® is an equity classification standard jointly developed by Morgan Stanley Capital International and Standard & Poor’s.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2018

	Shares	Value
Common Stocks 99.0%†
Aerospace & Defense 5.2%
Boeing Co.	67,200	$21,672,000
Northrop Grumman Corp.	48,200	11,804,180
Raytheon Co.	75,700	11,608,595

		45,084,775

Automobiles 1.4%
Ferrari N.V.	116,600	11,594,704

Capital Markets 3.6%
Intercontinental Exchange, Inc.	196,800	14,824,944
Moody’s Corp.	114,590	16,047,184

		30,872,128

Chemicals 2.8%
Linde PLC	97,750	15,252,910
Sherwin-Williams Co.	22,020	8,663,989

		23,916,899

Entertainment 3.1%
Electronic Arts, Inc. (a)	122,700	9,682,257
Netflix, Inc. (a)	63,650	17,036,559

		26,718,816

Equity Real Estate Investment Trusts 2.0%
American Tower Corp.	110,300	17,448,357

Health Care Equipment & Supplies 8.4%
Abbott Laboratories	171,300	12,390,129
ABIOMED, Inc. (a)	28,050	9,117,372
Align Technology, Inc. (a)	45,250	9,476,708
Becton Dickinson & Co.	58,000	13,068,560
Intuitive Surgical, Inc. (a)	26,880	12,873,370
Stryker Corp.	97,450	15,275,287

		72,201,426

Health Care Providers & Services 4.1%
UnitedHealth Group, Inc.	141,210	35,178,235

Health Care Technology 1.1%
Veeva Systems, Inc., Class A (a)	109,200	9,753,744

Industrial Conglomerates 1.1%
Honeywell International, Inc.	74,590	9,854,831

Interactive Media & Services 6.3%
Alphabet, Inc. (a)
Class A	25,965	27,132,387
Class C	26,289	27,225,151

		54,357,538

	Shares	Value
Internet & Direct Marketing Retail 8.7%
Amazon.com, Inc. (a)	35,160	$52,809,265
Booking Holdings, Inc. (a)	7,270	12,521,993
Expedia Group, Inc.	84,770	9,549,341

		74,880,599

IT Services 17.5%
Automatic Data Processing, Inc.	102,100	13,387,352
Fidelity National Information Services, Inc.	109,800	11,259,990
Fiserv, Inc. (a)	207,100	15,219,779
GoDaddy, Inc., Class A (a)	156,000	10,236,720
Mastercard, Inc., Class A	131,750	24,854,638
Pagseguro Digital, Ltd., Class A (a)	392,800	7,357,144
PayPal Holdings, Inc. (a)	310,050	26,072,104
Visa, Inc., Class A	318,250	41,989,905

		150,377,632

Life Sciences Tools & Services 4.7%
Agilent Technologies, Inc.	152,900	10,314,634
Illumina, Inc. (a)	47,320	14,192,688
Thermo Fisher Scientific, Inc.	72,700	16,269,533

		40,776,855

Machinery 1.1%
Fortive Corp.	144,200	9,756,572

Pharmaceuticals 2.7%
Eli Lilly & Co.	78,500	9,084,020
Zoetis, Inc.	167,350	14,315,119

		23,399,139

Professional Services 1.0%
CoStar Group, Inc. (a)	25,255	8,519,522

Road & Rail 1.5%
Union Pacific Corp.	92,750	12,820,832

Semiconductors & Semiconductor Equipment 2.7%
NVIDIA Corp.	59,400	7,929,900
Xilinx, Inc.	179,700	15,305,049

		23,234,949

Software 15.1%
Adobe, Inc. (a)	81,750	18,495,120
Intuit, Inc.	88,800	17,480,280
Microsoft Corp.	607,200	61,673,304
salesforce.com, Inc. (a)	209,350	28,674,669
Workday, Inc., Class A (a)	22,050	3,520,944

		129,844,317

Specialty Retail 2.3%
Lowe’s Cos., Inc.	214,800	19,838,928

10	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Textiles, Apparel & Luxury Goods 2.6%
NIKE, Inc., Class B	307,350	$22,786,929

Total Common Stocks (Cost $709,566,717)		853,217,727

Short-Term Investment 1.0%
Affiliated Investment Company 1.0%
MainStay U.S. Government Liquidity Fund, 2.18% (b)	8,967,584	8,967,584

Total Short-Term Investment (Cost $8,967,584)		8,967,584

Total Investments (Cost $718,534,301)	100.0%	862,185,311
Other Assets, Less Liabilities	(0.0)‡	(175,194)
Net Assets	100.0%	$862,010,117

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.
(b)	Current yield as of December 31, 2018.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$853,217,727	$—	$—	$853,217,727
Short-Term Investment
Affiliated Investment Company	8,967,584	—	—	8,967,584

Total Investments in Securities	$862,185,311	$—	$—	$862,185,311

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $709,566,717)	$853,217,727
Investment in affiliated investment company, at value (identified cost $8,967,584)	8,967,584
Receivables:
Fund shares sold	473,148
Dividends	409,045

Total assets	863,067,504

Liabilities
Payables:
Manager (See Note 3)	550,626
Fund shares redeemed	291,949
NYLIFE Distributors (See Note 3)	135,083
Professional fees	34,182
Shareholder communication	27,542
Custodian	14,056
Trustees	1,009
Accrued expenses	2,940

Total liabilities	1,057,387

Net assets	$862,010,117

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$41,290
Additional paid-in capital	580,113,191

580,154,481
Total distributable earnings (loss) (1)	281,855,636

Net assets	$862,010,117

Initial Class
Net assets applicable to outstanding shares	$238,174,495

Shares of beneficial interest outstanding	11,004,843

Net asset value per share outstanding	$21.64

Service Class
Net assets applicable to outstanding shares	$623,835,622

Shares of beneficial interest outstanding	30,284,982

Net asset value per share outstanding	$20.60

(1)	See Note 10.

12	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$7,268,298
Dividends-affiliated	99,629
Interest	25,066

Total income	7,392,993

Expenses
Manager (See Note 3)	6,980,889
Distribution/Service—Service Class (See Note 3)	1,637,459
Professional fees	101,925
Shareholder communication	68,095
Custodian	21,108
Trustees	21,060
Miscellaneous	36,870

Total expenses before waiver/reimbursement	8,867,406
Expense waiver/reimbursement from Manager (See Note 3)	(26,450)

Net expenses	8,840,956

Net investment income (loss)	(1,447,963)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	139,169,478
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(98,221,042)

Net realized and unrealized gain (loss) on investments	40,948,436

Net increase (decrease) in net assets resulting from operations	$39,500,473

(a)	Dividends recorded net of foreign withholding taxes in the amount of $34,308.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,447,963)	$(389,760)
Net realized gain (loss) on investments	139,169,478	128,780,035
Net change in unrealized appreciation (depreciation) on investments	(98,221,042)	136,310,010

Net increase (decrease) in net assets resulting from operations	39,500,473	264,700,285

Distributions to shareholders (1):
Initial Class	(34,707,849)
Service Class	(93,948,035)

	(128,655,884)

Distributions to shareholders from net realized gain on investments:
Initial Class		(13,829,475)
Service Class		(19,420,393)

		(33,249,868)

Total distributions to shareholders	(128,655,884)	(33,249,868)

Capital share transactions:
Net proceeds from sale of shares	198,201,726	97,254,470
Net asset value of shares issued to shareholders in reinvestment of distributions	128,655,884	33,249,868
Cost of shares redeemed	(320,067,442)	(371,033,299)

Increase (decrease) in net assets derived from capital share transactions	6,790,168	(240,528,961)

Net increase (decrease) in net assets	(82,365,243)	(9,078,544)

Net Assets
Beginning of year	944,375,360	953,453,904

End of year (2)	$862,010,117	$944,375,360

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $0 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

14	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018		2017		2016	2015	2014

Net asset value at beginning of year	$23.92		$18.71		$20.83	$22.48	$22.83

Net investment income (loss) (a)	0.00	‡	0.02		0.01	(0.00)‡	(0.01)

Net realized and unrealized gain (loss) on investments	1.36		6.00		(0.43)	1.22	2.29

Total from investment operations	1.36		6.02		(0.42)	1.22	2.28

Less distributions:

From net realized gain on investments	(3.64)		(0.81)		(1.70)	(2.87)	(2.63)

Net asset value at end of year	$21.64		$23.92		$18.71	$20.83	$22.48

Total investment return (b)	3.57%		32.39%		(2.27%)	6.18%	10.63%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.01%		0.10%		0.07%	(0.01%)	(0.03%)

Net expenses (c)	0.76	%(d)	0.76	%(d)	0.77%	0.77%	0.77%

Portfolio turnover rate	58%		53%		94%	71%	78%

Net assets at end of year (in 000’s)	$238,174		$368,861		$518,425	$448,409	$410,122

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

	Year ended December 31,

Service Class	2018		2017		2016	2015	2014

Net asset value at beginning of year	$22.96		$18.03		$20.18	$21.93	$22.39

Net investment income (loss) (a)	(0.06)		(0.03)		(0.03)	(0.06)	(0.06)

Net realized and unrealized gain (loss) on investments	1.34		5.77		(0.42)	1.18	2.23

Total from investment operations	1.28		5.74		(0.45)	1.12	2.17

Less distributions:

From net realized gain on investments	(3.64)		(0.81)		(1.70)	(2.87)	(2.63)

Net asset value at end of year	$20.60		$22.96		$18.03	$20.18	$21.93

Total investment return (b)	3.31%		32.06%		(2.52%)	5.91%	10.35%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.23%)		(0.15%)		(0.17%)	(0.26%)	(0.28%)

Net expenses (c)	1.01	%(d)	1.01	% (d)	1.02%	1.02%	1.02%

Portfolio turnover rate	58%		53%		94%	71%	78%

Net assets at end of year (in 000’s)	$623,836		$575,514		$435,029	$440,891	$373,762

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Large Cap Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 6, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

16	MainStay VP Large Cap Growth Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

17

Notes to Financial Statements (continued)

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2018, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio did not have any portfolio securities on loan.

18	MainStay VP Large Cap Growth Portfolio

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Winslow Capital Management, LLC. (“Winslow” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for services performed and facilities furnished at an annual rate of the average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion and; 0.575% in excess of $9 billion.

New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Portfolio’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Portfolio’s average daily net assets over $13 billion. This agreement expires May 1, 2019, and may only be amended or terminated prior to that date by action of the Board. During the year ended December 31, 2018, the effective management fee rate was 0.74% (exclusive of any applicable waivers/reimbursements).

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $6,980,889 and waived fees/reimbursed expenses in the amount of $26,450.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$—	$163,896	$(154,928)	$—	$—	$8,968	$100	$—	8,968

19

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$719,117,699	$169,693,435	$(26,625,823)	$143,067,612

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$138,788,024	$—	$143,067,612	$281,855,636

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$1,433,278	$(1,433,278)

The reclassifications for the Portfolio are primarily due to different book and tax treatment of net operating loss expiration.

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$21,428,939	$107,226,945	$—	$33,249,868

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, were $546,663 and $672,670, respectively.

20	MainStay VP Large Cap Growth Portfolio

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	878,713	$21,647,590
Shares issued to shareholders in reinvestment of dividends and distributions	1,376,844	34,707,849
Shares redeemed	(6,673,215)	(176,781,249)

Net increase (decrease)	(4,417,658)	$(120,425,810)

Year ended December 31, 2017:
Shares sold	807,888	$16,992,083
Shares issued to shareholders in reinvestment of dividends and distributions	603,039	13,829,475
Shares redeemed	(13,699,672)	(292,415,369)

Net increase (decrease)	(12,288,745)	$(261,593,811)

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	7,282,865	$176,554,136
Shares issued to shareholders in reinvestment of dividends and distributions	3,913,368	93,948,035
Shares redeemed	(5,972,059)	(143,286,193)

Net increase (decrease)	5,224,174	$127,215,978

Year ended December 31, 2017:
Shares sold	3,781,044	$80,262,387
Shares issued to shareholders in reinvestment of dividends and distributions	881,428	19,420,393
Shares redeemed	(3,726,354)	(78,617,930)

Net increase (decrease)	936,118	$21,064,850

Note 10–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Large Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Large Cap Growth Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

22	MainStay VP Large Cap Growth Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Large Cap Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management, LLC (“Winslow Capital”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and Winslow Capital in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Winslow Capital (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Winslow Capital in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Winslow Capital personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Winslow Capital; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Winslow Capital; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Winslow Capital from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Winslow Capital. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Winslow Capital. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Winslow Capital resulting from, among

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Winslow Capital

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Winslow Capital and ongoing analysis of, and interactions with, Winslow Capital with respect to, among other things, Portfolio investment performance and risk as well as Winslow Capital’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life

Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that Winslow Capital provides to the Portfolio. The Board evaluated Winslow Capital’s experience in serving as subadvisor to the Portfolio and managing other portfolios and Winslow Capital’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow Capital, and Winslow Capital’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and Winslow Capital believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged Winslow Capital’s continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Winslow Capital. The Board reviewed Winslow Capital’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Winslow Capital’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

24	MainStay VP Large Cap Growth Portfolio

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Winslow Capital had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Winslow Capital to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Winslow Capital

The Board considered the costs of the services provided by New York Life Investments and Winslow Capital under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates and Winslow Capital, due to their relationships with the Portfolio. Although the Board did not receive specific profitability information from Winslow Capital, the Board considered that the subadvisory fee paid by New York Life Investments to Winslow Capital for services provided to the Portfolio was the result of arm’s-length negotiations by New York Life Investments. The Board considered that Winslow Capital’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and that these fees are paid by New York Life Investments, not the Portfolio. On this basis, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Winslow Capital and profits realized by New York Life Investments and its affiliates and Winslow Capital, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and Winslow Capital and acknowledged that

New York Life Investments and Winslow Capital must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Winslow Capital to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Winslow Capital from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow Capital in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Winslow Capital and its affiliates and New York Life Investments and its affiliates. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Winslow Capital, the Board considered that any profits realized by Winslow Capital due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Winslow Capital, acknowledging that any such profits are based on fees paid to Winslow Capital by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to Winslow Capital are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Winslow Capital on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

26	MainStay VP Large Cap Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

27

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

28	MainStay VP Large Cap Growth Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

29

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay VP Large Cap Growth Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801639	MSVPLG11-02/19 (NYLIAC) NI525

MainStay VP Epoch U.S. Small Cap Portfolio

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]

Initial Class Shares	5/1/1998	–16.07%	2.96%	11.93%	0.80%
Service Class Shares	6/5/2003	–16.28	2.71	11.65	1.05

Benchmark Performance	One Year	Five Years	Ten Years

Russell 2500™ Index[2]	–10.00%	5.15%	13.15%
Morningstar Small Blend Category Average[3]	–12.66	3.23	11.64

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

2.

The Russell 2500™ Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.

The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Epoch U.S. Small Cap Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$839.60	$3.76	$1,021.12	$4.13	0.81%

Service Class Shares	$1,000.00	$838.60	$4.91	$1,019.86	$5.40	1.06%

1

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Epoch U.S. Small Cap Portfolio

Industry Composition as of December 31, 2018 (Unaudited)

Machinery	8.4%

Banks	8.3

Health Care Providers & Services	6.9

Hotels, Restaurants & Leisure	5.5

Thrifts & Mortgage Finance	5.0

Food Products	4.2

Auto Components	3.9

Life Sciences Tools & Services	3.8

Capital Markets	3.5

Internet & Direct Marketing Retail	3.5

Semiconductors & Semiconductor Equipment	3.5

Commercial Services & Supplies	3.1

Equity Real Estate Investment Trusts	3.1

Software	2.8

Chemicals	2.7

Household Durables	2.6

Food & Staples Retailing	2.3

Aerospace & Defense	2.2

Textiles, Apparel & Luxury Goods	1.8

Insurance	1.7%

Road & Rail	1.7

Electronic Equipment, Instruments & Components	1.6

IT Services	1.6

Energy Equipment & Services	1.5

Consumer Finance	1.4

Construction Materials	1.3

Building Products	1.2

Construction & Engineering	1.2

Real Estate Management & Development	1.2

Metals & Mining	1.0

Health Care Equipment & Supplies	0.7

Distributors	0.6

Oil, Gas & Consumable Fuels	0.5

Trading Companies & Distributors	0.5

Short-Term Investment	5.1

Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2018 (excluding short-term investment) (Unaudited)

1.	LGI Homes, Inc.

2.	LogMeIn, Inc.

3.	Universal Display Corp.

4.	Eagle Bancorp, Inc.

5.	Universal Health Services, Inc., Class B
6.	Casey’s General Stores, Inc.

7.	Hexcel Corp.

8.	B&G Foods, Inc.

9.	Woodward, Inc.

10.	Valvoline, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers David N. Pearl, Michael A. Welhoelter, Michael J. Caputo and Justin Howell of Epoch Investment Partners, Inc., the Portfolio’s Subadvisor.

How did MainStay VP Epoch U.S. Small Cap Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP Epoch U.S. Small Cap Portfolio returned –16.07% for Initial Class shares and –16.28% for Service Class shares. Over the same period, both share classes underperformed the –10.00% return of the Russell 2500™ Index,1 which is the Portfolio’s benchmark, and the –12.66% return of the Morningstar Small Blend Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

Security selection detracted from the Portfolio’s performance relative to the Russell 2500™ Index. The Portfolio also had an underweight position relative to the benchmark in utilities and an overweight position in information technology, both of which detracted from the Portfolio’s relative performance.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Health care, consumer staples and energy were the sectors that made the strongest positive contributions to the Portfolio’s relative performance during the reporting period. (Contributions take weightings and total returns into account.) All three sectors had negative total returns for 2018.

The weakest contributing sectors to the Portfolio’s relative performance during the reporting period were financials, information technology and materials. All three sectors had negative total returns for the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance included health care providers & services company Molina Healthcare, capital markets company Morningstar and IT services company CSRA.

Shares of Medicaid-related solutions provider Molina Healthcare benefited from the company’s continued outsourcing of state Medicaid programs to private companies. Shares of independent investment research provider Morningstar advanced when the company reported accelerating revenue growth. IT government solutions provider CSRA benefited the Portfolio when the company was acquired by General Dynamics in April 2018.

The stocks that made the weakest contributions to the Portfolio’s absolute performance included construction materials company Summit Materials, banking company Bank OZK and energy equipment & services company Core Laboratories.

Aggregates supplier Summit Materials reported lower profits because of adverse weather, which delayed construction projects that use the company’s aggregate materials and cement. Bank OZK’s shares declined because of concerns about the company’s large real estate lending portfolio. Shares of oil field services provider Core Laboratories declined in concert with the decline in oil prices and the energy sector as a whole. The reduction in oil prices has prompted a delay in energy company investment decisions, resulting in lower demand for Core Laboratories’ services.

What were some of the Portfolio’s largest purchases and sales during the reporting period?

The Portfolio purchased a new position in Dorman Products during the reporting period. The company is a leading supplier of replacement parts and fasteners for passenger cars, light trucks and heavy-duty trucks in the automotive aftermarket. The company’s business model is based on a well-established process of identifying auto parts with high failure rates for cars no longer under warranty where there are not already high-quality suppliers. We believe that the general improvement in the aftermarket auto parts business since 2017, when the industry faced temporary headwinds from consolidation in the auto parts retail space and a mild weather year, should be a positive catalyst.

During the reporting period, the Portfolio also initiated a position in Stamps.com, a leading provider of mailing and shipping software. The company’s software enables customers to efficiently choose a carrier and produce appropriate shipping labels. It is one of only two companies licensed by the United States Postal Service to print postage. Stamps.com is an enabler and a beneficiary of the continued shift to e-commerce, which is expected to grow at double-digit annual rates over the medium-term.

During the reporting period, shares of leisure products company Brunswick appreciated sharply on a year-to-date basis and reached our price target. For this reason, we sold the Portfolio’s entire position in the company.

The Portfolio also sold its position in household products company Central Garden & Pet during the reporting period. The company had raised additional equity seeking to increase the scope of its merger and acquisition activity. Since this represented a departure from our investment thesis, which was focused on margin improvement, we decided to exit the stock.

1.	See footnote on page 5 for more information on the Russell 2500™ Index.
2.	See footnote on page 5 for more information on the Morningstar Small Blend Category Average.

8	MainStay VP Epoch U.S. Small Cap Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s most significant weighting changes during the reporting period included slight weighting increases in the consumer discretionary and industrials sectors. Over the same period, the Portfolio slightly decreased its weightings in utilities and real estate.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, the Portfolio’s most significantly overweight positions relative to the Russell 2500™ Index were in the consumer discretionary and consumer staples sectors. As of the same date, the Portfolio’s most significantly underweight positions relative to the Index were in information technology and utilities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2018

	Shares	Value
Common Stocks 94.8%†
Aerospace & Defense 2.2%
Hexcel Corp.	153,962	$8,828,181

Auto Components 3.9%
Dorman Products, Inc. (a)	92,877	8,360,788
LCI Industries	110,278	7,366,570

		15,727,358

Banks 8.3%
Bank OZK	361,078	8,243,411
Eagle Bancorp, Inc. (a)	192,758	9,389,242
Horizon Bancorp, Inc.	292,232	4,611,421
Texas Capital Bancshares, Inc. (a)	143,576	7,335,298
Western Alliance Bancorp (a)	87,978	3,474,251

		33,053,623

Building Products 1.2%
American Woodmark Corp. (a)	86,603	4,822,055

Capital Markets 3.5%
Artisan Partners Asset Management, Inc., Class A	218,571	4,832,605
Diamond Hill Investment Group, Inc.	38,655	5,776,990
Pzena Investment Management, Inc., Class A	408,967	3,537,564

		14,147,159

Chemicals 2.7%
Platform Specialty Products Corp. (a)	194,897	2,013,286
Valvoline, Inc.	445,849	8,627,178

		10,640,464

Commercial Services & Supplies 3.1%
Casella Waste Systems, Inc., Class A (a)	196,713	5,604,353
US Ecology, Inc.	107,376	6,762,541

		12,366,894

Construction & Engineering 1.2%
Comfort Systems USA, Inc.	113,486	4,957,068

Construction Materials 1.3%
Summit Materials, Inc., Class A (a)	415,607	5,153,527

Consumer Finance 1.4%
Credit Acceptance Corp. (a)	14,357	5,480,928

Distributors 0.6%
Pool Corp.	16,495	2,451,982

Electronic Equipment, Instruments & Components 1.6%
Coherent, Inc. (a)	59,568	6,296,933

	Shares	Value
Energy Equipment & Services 1.5%
Core Laboratories N.V.	99,128	$5,913,977

Equity Real Estate Investment Trusts 3.1%
GEO Group, Inc.	371,312	7,314,846
Ryman Hospitality Properties, Inc.	75,453	5,031,961

		12,346,807

Food & Staples Retailing 2.3%
Casey’s General Stores, Inc.	71,329	9,140,098

Food Products 4.2%
B&G Foods, Inc. (b)	301,357	8,712,231
J & J Snack Foods Corp.	55,597	8,038,770

		16,751,001

Health Care Equipment & Supplies 0.7%
LeMaitre Vascular, Inc.	112,197	2,652,337

Health Care Providers & Services 6.9%
Encompass Health Corp.	137,313	8,472,212
Molina Healthcare, Inc. (a)	67,969	7,899,357
Tivity Health, Inc. (a)	76,290	1,892,755
Universal Health Services, Inc., Class B	80,036	9,328,996

		27,593,320

Hotels, Restaurants & Leisure 5.5%
Cedar Fair, L.P.	157,017	7,426,904
Choice Hotels International, Inc.	49,182	3,520,448
Eldorado Resorts, Inc. (a)	114,402	4,142,496
Extended Stay America, Inc.	445,849	6,910,660

		22,000,508

Household Durables 2.6%
LGI Homes, Inc. (a)	234,762	10,615,938

Insurance 1.7%
Universal Insurance Holdings, Inc.	180,081	6,828,672

Internet & Direct Marketing Retail 3.5%
PetMed Express, Inc.	254,007	5,908,203
Stamps.com, Inc. (a)	52,237	8,130,167

		14,038,370

IT Services 1.6%
MAXIMUS, Inc.	98,823	6,432,389

Life Sciences Tools & Services 3.8%
Bruker Corp.	252,174	7,507,220
Charles River Laboratories International, Inc. (a)	69,802	7,900,190

		15,407,410

10	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Machinery 8.4%
Alamo Group, Inc.	63,998	$4,948,325
Douglas Dynamics, Inc.	119,748	4,297,756
Kadant, Inc.	27,423	2,233,878
Middleby Corp. (a)	38,490	3,954,078
Timken Co.	135,939	5,073,243
Toro Co.	83,701	4,677,212
Woodward, Inc.	116,235	8,635,098

		33,819,590

Metals & Mining 1.0%
Compass Minerals International, Inc.	97,143	4,049,892

Oil, Gas & Consumable Fuels 0.5%
Magnolia Oil & Gas Corp. (a)	170,764	1,914,264

Real Estate Management & Development 1.2%
Howard Hughes Corp. (a)	48,724	4,756,437

Road & Rail 1.7%
Genesee & Wyoming, Inc., Class A (a)	91,949	6,806,065

Semiconductors & Semiconductor Equipment 3.5%
Advanced Energy Industries, Inc. (a)	103,710	4,452,270
Universal Display Corp.	100,350	9,389,750

		13,842,020

Software 2.8%
LogMeIn, Inc.	122,192	9,967,201
QAD, Inc., Class A	30,621	1,204,324

		11,171,525

	Shares	Value
Textiles, Apparel & Luxury Goods 1.8%
Carter’s, Inc.	88,436	$7,218,146

Thrifts & Mortgage Finance 5.0%
Axos Financial, Inc. (a)	303,190	7,634,324
HFF, Inc., Class A	198,868	6,594,463
Hingham Institution For Savings	29,047	5,743,754

		19,972,541

Trading Companies & Distributors 0.5%
Watsco, Inc.	14,663	2,040,210

Total Common Stocks (Cost $439,265,179)		379,237,689

Short-Term Investment 5.1%
Affiliated Investment Company 5.1%
MainStay U.S. Government Liquidity Fund, 2.18% (c)	20,612,560	20,612,560

Total Short-Term Investment (Cost $20,612,560)		20,612,560

Total Investments (Cost $459,877,739)	99.9%	399,850,249
Other Assets, Less Liabilities	0.1	348,306
Net Assets	100.0%	$400,198,555

†	Percentages indicated are based on Portfolio net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of December 31, 2018, the market value of securities loaned was $4,303,484 and the Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $4,492,383 (See Note 2(H)).

(c)	Current yield as of December 31, 2018.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$379,237,689	$—	$—	$379,237,689
Short-Term Investment
Affiliated Investment Company	20,612,560	—	—	20,612,560

Total Investments in Securities	$399,850,249	$—	$—	$399,850,249

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $439,265,179) including securities on loan of $4,303,484	$379,237,689
Investment in affiliated investment company, at value (identified cost $20,612,560)	20,612,560
Receivables:
Fund shares sold	441,796
Dividends	333,793
Securities lending income	21,308

Total assets	400,647,146

Liabilities
Payables:
Manager (See Note 3)	271,515
Fund shares redeemed	78,682
NYLIFE Distributors (See Note 3)	36,627
Professional fees	33,030
Shareholder communication	18,649
Custodian	7,770
Trustees	479
Accrued expenses	1,839

Total liabilities	448,591

Net assets	$400,198,555

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$41,531
Additional paid-in capital	409,512,783

409,554,314
Total distributable earnings (loss)(1)	(9,355,759)

Net assets	$400,198,555

Initial Class
Net assets applicable to outstanding shares	$233,400,827

Shares of beneficial interest outstanding	23,765,363

Net asset value per share outstanding	$9.82

Service Class
Net assets applicable to outstanding shares	$166,797,728

Shares of beneficial interest outstanding	17,765,334

Net asset value per share outstanding	$9.39

(1)	See Note 10.

12	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$5,662,319
Securities lending	290,782
Dividends-affiliated	168,493
Interest	37,764

Total income	6,159,358

Expenses
Manager (See Note 3)	3,637,346
Distribution/Service—Service Class (See Note 3)	515,087
Professional fees	76,359
Shareholder communication	51,216
Custodian	18,797
Trustees	10,616
Miscellaneous	20,829

Total expenses	4,330,250

Net investment income (loss)	1,829,108

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	49,395,890
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(126,949,531)

Net realized and unrealized gain (loss) on investments	(77,553,641)

Net increase (decrease) in net assets resulting from operations	$(75,724,533)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $23,606.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,829,108	$1,007,365
Net realized gain (loss) on investments	49,395,890	55,537,545
Net change in unrealized appreciation (depreciation) on investments	(126,949,531)	17,591,312

Net increase (decrease) in net assets resulting from operations	(75,724,533)	74,136,222

Distributions to shareholders(1):
Initial Class	(31,795,865)
Service Class	(24,988,972)

	(56,784,837)

Dividends to shareholders from net investment income:
Initial Class		(1,376,109)
Service Class		(596,681)

		(1,972,790)

Distributions to shareholders from net realized gain on investments:
Initial Class		(26,623,471)
Service Class		(20,467,471)

		(47,090,942)

Total dividends and distributions to shareholders	(56,784,837)	(49,063,732)

Capital share transactions:
Net proceeds from sale of shares	48,909,458	41,870,233
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	56,784,837	49,063,732
Cost of shares redeemed	(85,118,249)	(98,609,916)

Increase (decrease) in net assets derived from capital share transactions	20,576,046	(7,675,951)

Net increase (decrease) in net assets	(111,933,324)	17,396,539

Net Assets
Beginning of year	512,131,879	494,735,340

End of year(2)	$400,198,555	$512,131,879

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $3,373,172 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

14	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$13.32	$12.71	$11.53	$13.52	$13.78

Net investment income (loss) (a)	0.06	0.04	0.10	0.08	0.09

Net realized and unrealized gain (loss) on investments	(1.93)	1.90	1.72	(0.58)	0.72

Total from investment operations	(1.87)	1.94	1.82	(0.50)	0.81

Less dividends and distributions:

From net investment income	(0.10)	(0.07)	(0.05)	(0.07)	(0.04)

From net realized gain on investments	(1.53)	(1.26)	(0.59)	(1.42)	(1.03)

Total dividends and distributions	(1.63)	(1.33)	(0.64)	(1.49)	(1.07)

Net asset value at end of year	$9.82	$13.32	$12.71	$11.53	$13.52

Total investment return (b)	(16.07%)	15.80%	16.17%	(3.86%)	6.59%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.50%	0.30%	0.82%	0.63%	0.68%

Net expenses (c)	0.81%	0.80%	0.81%	0.81%	0.82%

Portfolio turnover rate	87%	58%	78%	41%	42%

Net assets at end of year (in 000’s)	$233,401	$288,191	$295,531	$282,077	$204,562

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$12.80	$12.27	$11.15	$13.12	$13.41

Net investment income (loss) (a)	0.03	0.01	0.07	0.04	0.06

Net realized and unrealized gain (loss) on investments	(1.85)	1.82	1.66	(0.55)	0.70

Total from investment operations	(1.82)	1.83	1.73	(0.51)	0.76

Less dividends and distributions:

From net investment income	(0.06)	(0.04)	(0.02)	(0.04)	(0.02)

From net realized gain on investments	(1.53)	(1.26)	(0.59)	(1.42)	(1.03)

Total dividends and distributions	(1.59)	(1.30)	(0.61)	(1.46)	(1.05)

Net asset value at end of year	$9.39	$12.80	$12.27	$11.15	$13.12

Total investment return (b)	(16.28%)	15.52%	15.88%	(4.10%)	6.33%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.24%	0.06%	0.60%	0.33%	0.44%

Net expenses (c)	1.06%	1.05%	1.06%	1.06%	1.07%

Portfolio turnover rate	87%	58%	78%	41%	42%

Net assets at end of year (in 000’s)	$166,798	$223,941	$199,205	$184,781	$199,493

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Epoch U.S. Small Cap Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

16	MainStay VP Epoch U.S. Small Cap Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of

17

Notes to Financial Statements (continued)

an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2018, the Portfolio did not hold any repurchase agreements.

(H)   Securities Lending.   In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio had securities on loan with a value of $4,303,484 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $4,492,383.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with

18	MainStay VP Epoch U.S. Small Cap Portfolio

third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Epoch Investment Partners, Inc. (“Epoch” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Epoch, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.80% up to $200 million; 0.75% from $200 million to $500 million; 0.725% from $500 million to $1 billion; and 0.70% in excess of $1 billion. During the year ended December 31, 2018, the effective management fee rate was 0.77%.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $3,637,346.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)   Investments in Affiliates (in 000’s).   During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$—	$104,334	$(83,721)	$—	$—	$20,613	$168	$—	20,613

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$460,733,059	$17,973,000	$(78,855,810)	$(60,882,810)

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$14,286,135	$37,232,420	$8,496	$(60,882,810)	$(9,355,759)

19

Notes to Financial Statements (continued)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital
$22,985	$(22,985)

The reclassifications for the Portfolio are primarily due to different book and tax treatment of partnerships.

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$20,881,228	$35,903,609	$10,366,664	$38,697,068

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, were $397,730 and $441,690, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	2,801,446	$32,858,680
Shares issued to shareholders in reinvestment of dividends and distributions	2,712,784	31,795,865
Shares redeemed	(3,381,917)	(44,254,225)

Net increase (decrease)	2,132,313	$20,400,320

Year ended December 31, 2017:
Shares sold	897,534	$11,755,927
Shares issued to shareholders in reinvestment of dividends and distributions	2,222,836	27,999,580
Shares redeemed	(4,736,049)	(62,456,458)

Net increase (decrease)	(1,615,679)	$(22,700,951)

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	1,367,929	$16,050,778
Shares issued to shareholders in reinvestment of dividends and distributions	2,228,805	24,988,972
Shares redeemed	(3,320,503)	(40,864,024)

Net increase (decrease)	276,231	$175,726

Year ended December 31, 2017:
Shares sold	2,366,249	$30,114,306
Shares issued to shareholders in reinvestment of dividends and distributions	1,738,752	21,064,152
Shares redeemed	(2,852,162)	(36,153,458)

Net increase (decrease)	1,252,839	$15,025,000

Note 10–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders,

20	MainStay VP Epoch U.S. Small Cap Portfolio

except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At a meeting held on December 10-12, 2018, the Board of Trustees considered and approved submitting the following proposal (the “Proposal”) to shareholders of the Portfolio at a special meeting to be held on or about April 30, 2019 (with any postponements or adjournments, “Special Meeting”):

To approve an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the Portfolio by MainStay VP MacKay Small Cap Core Portfolio (the “Acquiring Portfolio”), each a series of MainStay VP Funds Trust, in exchange for shares of the Acquiring Portfolio, followed by the distribution of shares of the same class of the Acquiring Portfolio to the shareholders of record of the Portfolio and the complete liquidation of the Portfolio (the “Reorganization”).

On or about March 11, 2019, shareholders of record of the Portfolio as of the close of business on the record date will be sent a proxy statement/prospectus containing further information regarding the Proposal. The proxy statement/prospectus will also include information about the Special Meeting, at which shareholders of the Portfolio will be asked to consider and approve the Proposal. In addition, the proxy statement/prospectus will include information about voting on the Proposal and options shareholders will have to either attend the Special Meeting in person or to provide voting instructions with respect to their shares. New York Life Investment Management LLC will bear the cost of direct expenses relating to the Special Meeting and the direct costs associated with the purchase and sale of securities of the Portfolio conducted in connection with the Reorganization.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Epoch U.S. Small Cap Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Epoch U.S. Small Cap Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

Subsequent Event

As discussed in Note 11 to the financial statements, on December 10-12, 2018, the Board of Trustees approved the plan of reorganization of the Portfolio, subject to shareholder approval. The proposed plan of reorganization provides for the acquisition of the assets and liabilities of the Portfolio by MainStay VP MacKay Small Cap Core Portfolio (the “Acquiring Portfolio”), in exchange for shares of the Acquiring Portfolio, followed by the complete liquidation of the Portfolio. The proposal will be submitted for approval of the Portfolio’s shareholders at a special meeting to be held on or about April 30, 2019.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

22	MainStay VP Epoch U.S. Small Cap Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Epoch U.S. Small Cap Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Epoch (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Epoch in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Epoch personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Epoch; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Epoch. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. The Board also took into account New York Life Investments’ proposal to reorganize the Portfolio with and into the MainStay VP MacKay Small Cap Core Portfolio, also a series of MainStay VP Funds Trust, on or about May 1, 2019. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Investments and Epoch resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Epoch and ongoing analysis of, and interactions with, Epoch with respect to, among other things, Portfolio investment performance and risk as well as Epoch’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Portfolio. The Board evaluated Epoch’s experience in serving as subadvisor to the Portfolio and managing other portfolios and Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and Epoch believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged Epoch’s continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Epoch. The Board reviewed Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

24	MainStay VP Epoch U.S. Small Cap Portfolio

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its benchmark index and peer funds over various periods. The Board considered its discussions with representatives from New York Life Investments and Epoch regarding the Portfolio’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Epoch to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates and Epoch, due to their relationships with the Portfolio. The Board considered that Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and that these fees are paid by New York Life Investments, not the Portfolio. On this basis, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and Epoch and acknowledged that New York Life Investments and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Epoch to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on fees paid to Epoch by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to Epoch are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

26	MainStay VP Epoch U.S. Small Cap Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

27

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

28	MainStay VP Epoch U.S. Small Cap Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

29

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay VP Epoch U.S. Small Cap Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801885	MSVPEUSC11-02/19 (NYLIAC) NI517

MainStay VP MacKay Mid Cap Core Portfolio

(Formerly known as MainStay VP Mid Cap Core Portfolio)

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	7/2/2001	–11.98%	5.14%	13.43%	0.89%
Service Class Shares	6/5/2003	–12.20	4.87	13.14	1.14

Benchmark Performance	One Year	Five Years	Ten Years

Russell Midcap® Index[3]	–9.06%	6.26%	14.03%
Morningstar Mid-Cap Blend Category Average[4]	–11.16	4.01	11.92

1.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell Midcap® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index.

It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Mid-Cap Blend Category Average is representative of funds that invest primarily in U.S. stocks of various sizes and styles, giving it a middle-of-the-road profile. The U.S. mid-cap range for market capitalization typically falls between $1 billion and $8 billion and represents 20% of the total capitalization of the U.S. equity market. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Mid Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$862.80	$4.04	$1,020.87	$4.38	0.86%

Service Class Shares	$1,000.00	$861.80	$5.21	$1,019.61	$5.65	1.11%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Mid Cap Core Portfolio

Industry Composition as of December 31, 2018 (Unaudited)

Equity Real Estate Investment Trusts	9.1%

Insurance	6.0

Software	5.7

IT Services	5.6

Specialty Retail	4.2

Machinery	3.5

Capital Markets	3.4

Multi-Utilities	3.3

Oil, Gas & Consumable Fuels	3.0

Semiconductors & Semiconductor Equipment	3.0

Exchange-Traded Funds	2.8

Health Care Equipment & Supplies	2.8

Hotels, Restaurants & Leisure	2.8

Electronic Equipment, Instruments & Components	2.7

Media	2.5

Electric Utilities	2.3

Communications Equipment	2.2

Health Care Providers & Services	2.1

Life Sciences Tools & Services	2.1

Biotechnology	1.9

Chemicals	1.7

Banks	1.6

Electrical Equipment	1.5

Containers & Packaging	1.4

Entertainment	1.4

Interactive Media & Services	1.3

Aerospace & Defense	1.2

Commercial Services & Supplies	1.2

Airlines	1.1

Food Products	1.1

Independent Power & Renewable Electricity Producers	1.1

Technology Hardware, Storage & Peripherals	1.1

Textiles, Apparel & Luxury Goods	1.1%

Wireless Telecommunication Services	1.1

Consumer Finance	1.0

Diversified Consumer Services	1.0

Food & Staples Retailing	1.0

Multiline Retail	1.0

Trading Companies & Distributors	0.9

Professional Services	0.7

Internet & Direct Marketing Retail	0.6

Air Freight & Logistics	0.5

Beverages	0.5

Household Products	0.5

Construction & Engineering	0.4

Gas Utilities	0.4

Health Care Technology	0.3

Personal Products	0.3

Building Products	0.2

Household Durables	0.2

Industrial Conglomerates	0.2

Metals & Mining	0.2

Paper & Forest Products	0.2

Road & Rail	0.2

Automobiles	0.1

Distributors	0.1

Diversified Telecommunication Services	0.1

Energy Equipment & Services	0.1

Pharmaceuticals	0.1

Water Utilities	0.1

Transportation Infrastructure	0.0 ‡

Short-Term Investment	0.3

Other Assets, Less Liabilities	–0.1

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of December 31, 2018 (excluding short-term investment) (Unaudited)

1.	SPDR S&P MidCap 400 ETF Trust

2.	Lam Research Corp.

3.	Dell Technologies, Inc., Class C

4.	Centene Corp.

5.	Cummins, Inc.
6.	AutoZone, Inc.

7.	United Continental Holdings, Inc.

8.	SPDR S&P 500 ETF Trust

9.	Corning, Inc.

10.	Discovery, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Mid Cap Core Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP MacKay Mid Cap Core Portfolio returned –11.98% for Initial Class shares and –12.20% for Service Class shares. Over the same period, both share classes underperformed the –9.06% return of the Russell Midcap® Index,1 which is the Portfolio’s benchmark, and the –11.16% return of the Morningstar Mid-Cap Blend Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, stock selection was the primary driver of the Portfolio’s underperformance relative to the Russell Midcap® Index, while sector allocation also detracted. The Portfolio saw its strongest stock selection in the consumer discretionary, consumer staples and utilities sectors. During the reporting period, the Portfolio’s stock selection was weakest in information technology, financials and materials.

In the fourth quarter of 2018, an abrupt rotation in style, size and investor risk-aversion had a negative impact on the relative performance of our stock-selection model, particularly in predicting which stocks to own.

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Portfolio and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective May 1, 2018, the Portfolio was renamed MainStay VP MacKay Mid Cap Core Portfolio. Effective December 18, 2018, Andrew Ver Planck was removed as a portfolio manager of the Portfolio. For more information on these changes, please refer to the supplements dated September 28, 2017, December 15, 2017, and December 18, 2018.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the Russell Midcap® Index were consumer discretionary, consumer staples and utilities. (Contributions take weightings and total returns into account.) Over the same period, the sectors that detracted the most from the Portfolio’s relative performance were information technology, financials and materials.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the most substantial positive contribution to the Portfolio’s absolute performance during the reporting period were nutrition marketer Herbalife, cybersecurity company Fortinet and energy company NRG Energy. The stocks that detracted the most from the Portfolio’s absolute performance during the reporting period were petroleum & natural gas producer Whiting Petroleum, consumer finance company Synchrony Financial and capital markets company Ameriprise Financial.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio’s most substantial new position was automotive retailer AutoZone, and the Portfolio’s largest increase in position size was in reinsurance company Reinsurance Group of America. Over the same period, the most substantial position that the Portfolio exited completely was in mining company Freeport-McMoRan, while the Portfolio’s most substantial decrease in position size was in asset manager T. Rowe Price.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s most substantial sector-weighting increases relative to the Russell Midcap® Index were in communication services and health care. Over the same period, the Portfolio’s most substantial sector-weighting decreases relative to the Russell Midcap® Index were in materials and consumer discretionary.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, the Portfolio sectors that were most substantially overweight relative to the Russell Midcap® Index were information technology and communication services. As of the same date, the Portfolio sectors that were most substantially underweight relative to the Russell Midcap® Index were materials and industrials.

1.	See footnote on page 5 for more information on the Russell Midcap® Index.
2.	See footnote on page 5 for more information on the Morningstar Mid-Cap Blend Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay Mid Cap Core Portfolio

Portfolio of Investments December 31, 2018

	Shares	Value
Common Stocks 97.0%†
Aerospace & Defense 1.2%
Curtiss-Wright Corp.	18,703	$1,909,950
Hexcel Corp.	2,858	163,878
Huntington Ingalls Industries, Inc.	10,761	2,047,926
Spirit AeroSystems Holdings, Inc., Class A	31,470	2,268,672
Textron, Inc.	91,426	4,204,682

		10,595,108

Air Freight & Logistics 0.5%
C.H. Robinson Worldwide, Inc.	6,499	546,501
Expeditors International of Washington, Inc.	1,546	105,267
XPO Logistics, Inc. (a)	63,751	3,636,357

		4,288,125

Airlines 1.1%
JetBlue Airways Corp. (a)	213,272	3,425,148
United Continental Holdings, Inc. (a)	65,835	5,512,365

		8,937,513

Automobiles 0.1%
Harley-Davidson, Inc.	15,328	522,991
Thor Industries, Inc.	390	20,280

		543,271

Banks 1.6%
CIT Group, Inc.	54,032	2,067,805
Citizens Financial Group, Inc.	1,786	53,098
Comerica, Inc.	48,201	3,310,927
Commerce Bancshares, Inc.	6,112	344,533
East West Bancorp, Inc.	15,284	665,312
Fifth Third Bancorp	139,994	3,294,059
First Citizens BancShares, Inc., Class A	453	170,804
First Republic Bank	1,373	119,314
KeyCorp	1,313	19,406
SunTrust Banks, Inc.	63,251	3,190,380
SVB Financial Group (a)	680	129,146
Texas Capital Bancshares, Inc. (a)	12,093	617,831

		13,982,615

Beverages 0.5%
Molson Coors Brewing Co., Class B	70,844	3,978,599

Biotechnology 1.9%
Alkermes PLC (a)	112,729	3,326,633
BioMarin Pharmaceutical, Inc. (a)	31,941	2,719,776
Exact Sciences Corp. (a)	31,434	1,983,485
Exelixis, Inc. (a)	1,035	20,359
Incyte Corp. (a)	45,865	2,916,555
Ionis Pharmaceuticals, Inc. (a)	25,158	1,360,042
Neurocrine Biosciences, Inc. (a)	16,003	1,142,774
Sarepta Therapeutics, Inc. (a)	8,226	897,703
United Therapeutics Corp. (a)	19,435	2,116,472

		16,483,799

	Shares	Value
Building Products 0.2%
Armstrong World Industries, Inc.	940	$54,717
Masco Corp.	57,073	1,668,815

		1,723,532

Capital Markets 3.4%
Ameriprise Financial, Inc.	36,936	3,855,010
Cboe Global Markets, Inc.	20,708	2,025,864
E*TRADE Financial Corp.	82,327	3,612,509
Evercore, Inc., Class A	45,904	3,284,890
Lazard, Ltd., Class A	83,121	3,067,996
Legg Mason, Inc.	126,413	3,224,796
LPL Financial Holdings, Inc.	60,863	3,717,512
Moody’s Corp.	592	82,904
Nasdaq, Inc.	26,546	2,165,357
Northern Trust Corp.	18,965	1,585,284
Raymond James Financial, Inc.	24,870	1,850,577
T. Rowe Price Group, Inc.	3,608	333,090

		28,805,789

Chemicals 1.7%
Celanese Corp.	37,272	3,353,362
CF Industries Holdings, Inc.	102,369	4,454,075
Eastman Chemical Co.	1,493	109,153
Mosaic Co.	140,432	4,102,019
Olin Corp.	29,206	587,333
RPM International, Inc.	2,972	174,694
Scotts Miracle-Gro Co.	1,966	120,830
Westlake Chemical Corp.	20,837	1,378,784

		14,280,250

Commercial Services & Supplies 1.2%
ADT, Inc.	295,756	1,777,493
Cintas Corp.	1,824	306,414
Clean Harbors, Inc. (a)	61,606	3,040,256
Republic Services, Inc.	65,898	4,750,587

		9,874,750

Communications Equipment 2.2%
Arista Networks, Inc. (a)	7,346	1,547,802
ARRIS International PLC (a)	119,353	3,648,621
EchoStar Corp., Class A (a)	47,626	1,748,827
F5 Networks, Inc. (a)	26,176	4,241,297
Juniper Networks, Inc.	152,363	4,100,089
Motorola Solutions, Inc.	3,175	365,252
Ubiquiti Networks, Inc. (b)	31,492	3,130,620

		18,782,508

Construction & Engineering 0.4%
Arcosa, Inc. (a)	114,739	3,177,123

Consumer Finance 1.0%
Credit Acceptance Corp. (a)	667	254,634
Discover Financial Services	69,342	4,089,791

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Consumer Finance (continued)
Synchrony Financial	187,492	$4,398,562

		8,742,987

Containers & Packaging 1.4%
Ball Corp.	73,178	3,364,724
Berry Global Group, Inc. (a)	40,599	1,929,671
International Paper Co.	70,179	2,832,424
Owens-Illinois, Inc. (a)	70,732	1,219,420
Packaging Corp. of America	17,800	1,485,588
Silgan Holdings, Inc.	20,363	480,974
WestRock Co.	12,127	457,916

		11,770,717

Distributors 0.1%
Genuine Parts Co.	10,148	974,411

Diversified Consumer Services 1.0%
Frontdoor, Inc. (a)	103,163	2,745,168
Graham Holdings Co., Class B	3,485	2,232,421
H&R Block, Inc.	141,260	3,583,766
Service Corporation International	3,441	138,535

		8,699,890

Diversified Telecommunication Services 0.1%
CenturyLink, Inc.	41,303	625,740

Electric Utilities 2.3%
Avangrid, Inc.	23,736	1,188,936
Edison International	18,223	1,034,520
Entergy Corp.	28,533	2,455,835
Evergy, Inc.	5,221	296,396
Eversource Energy	25,099	1,632,439
FirstEnergy Corp.	32,501	1,220,413
OGE Energy Corp.	61,388	2,405,796
PG&E Corp. (a)	66,814	1,586,833
Pinnacle West Capital Corp.	24,396	2,078,539
PPL Corp.	73,698	2,087,864
Xcel Energy, Inc.	74,156	3,653,666

		19,641,237

Electrical Equipment 1.5%
Acuity Brands, Inc.	29,977	3,445,856
AMETEK, Inc.	7,165	485,071
Hubbell, Inc.	3,214	319,279
nVent Electric PLC	82,977	1,863,664
Regal Beloit Corp.	40,106	2,809,425
Rockwell Automation, Inc.	21,948	3,302,735
Sensata Technologies Holding PLC (a)	18,104	811,783

		13,037,813

	Shares	Value
Electronic Equipment, Instruments & Components 2.7%
Amphenol Corp., Class A	3,392	$274,820
Avnet, Inc.	34,749	1,254,439
CDW Corp.	53,564	4,341,362
Coherent, Inc. (a)	12,298	1,300,022
Corning, Inc.	181,012	5,468,372
FLIR Systems, Inc.	30,046	1,308,203
Jabil, Inc.	105,144	2,606,520
Keysight Technologies, Inc. (a)	7,143	443,437
Littelfuse, Inc.	9,471	1,624,087
Zebra Technologies Corp., Class A (a)	25,504	4,061,002

		22,682,264

Energy Equipment & Services 0.1%
Helmerich & Payne, Inc.	5,673	271,963
Patterson-UTI Energy, Inc.	55,888	578,441

		850,404

Entertainment 1.4%
Cinemark Holdings, Inc.	91,870	3,288,946
Lions Gate Entertainment Corp., Class A	137,034	2,206,247
Live Nation Entertainment, Inc. (a)	24,862	1,224,454
Viacom, Inc.
Class A	36,259	1,008,363
Class B	151,036	3,881,625

		11,609,635

Equity Real Estate Investment Trusts 9.1%
American Campus Communities, Inc.	15,016	621,512
American Homes 4 Rent, Class A	43,828	869,986
Apartment Investment & Management Co., Class A	22,699	996,032
Apple Hospitality REIT, Inc.	27,739	395,558
AvalonBay Communities, Inc.	13,672	2,379,612
Boston Properties, Inc.	134	15,082
Brandywine Realty Trust	670	8,623
Brixmor Property Group, Inc.	139,623	2,051,062
Camden Property Trust	12,019	1,058,273
Colony Capital, Inc.	619,974	2,901,478
CoreSite Realty Corp.	14,689	1,281,321
Corporate Office Properties Trust	25,724	540,976
Digital Realty Trust, Inc.	2,152	229,296
Duke Realty Corp.	2,321	60,114
Empire State Realty Trust, Inc., Class A	12,108	172,297
EPR Properties	47,566	3,045,651
Equity LifeStyle Properties, Inc.	11,508	1,117,772
Equity Residential	49,997	3,300,302
Essex Property Trust, Inc.	5,913	1,449,927
Extra Space Storage, Inc.	7,087	641,232
Gaming and Leisure Properties, Inc.	50,104	1,618,860
HCP, Inc.	115,303	3,220,413
Healthcare Trust of America, Inc., Class A	43,046	1,089,494
Highwoods Properties, Inc.	6,793	262,821

10	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (continued)
Hospitality Properties Trust	132,675	$3,168,279
Host Hotels & Resorts, Inc.	261,808	4,364,339
Kimco Realty Corp.	20,847	305,409
Lamar Advertising Co., Class A	45,622	3,156,130
Liberty Property Trust	1,068	44,728
Medical Properties Trust, Inc.	150,617	2,421,921
Mid-America Apartment Communities, Inc.	12,920	1,236,444
National Retail Properties, Inc.	5,846	283,589
Omega Healthcare Investors, Inc.	106,480	3,742,772
OUTFRONT Media, Inc.	88	1,595
Park Hotels & Resorts, Inc.	129,951	3,376,127
Rayonier, Inc.	61,318	1,697,895
Realty Income Corp.	12,505	788,315
SBA Communications Corp. (a)	8,477	1,372,342
Senior Housing Properties Trust	194,952	2,284,837
SITE Centers Corp.	245,307	2,715,548
Spirit Realty Capital, Inc.	90,794	3,200,488
STORE Capital Corp.	6,192	175,296
UDR, Inc.	11,929	472,627
Uniti Group, Inc. (a)	190,335	2,963,516
Ventas, Inc.	74,796	4,382,298
VEREIT, Inc.	172,421	1,232,810
Welltower, Inc.	54,801	3,803,737
Weyerhaeuser Co.	19,029	415,974

		76,934,710

Food & Staples Retailing 1.0%
Casey’s General Stores, Inc.	16,186	2,074,074
Kroger Co.	149,285	4,105,337
Sprouts Farmers Market, Inc. (a)	98,180	2,308,212

		8,487,623

Food Products 1.1%
Archer-Daniels-Midland Co.	3,153	129,178
Campbell Soup Co.	3,428	113,090
Hershey Co.	4,269	457,552
Pilgrim’s Pride Corp. (a)	184,811	2,866,419
Post Holdings, Inc. (a)	8,680	773,648
TreeHouse Foods, Inc. (a)	50,094	2,540,267
Tyson Foods, Inc., Class A	41,508	2,216,527

		9,096,681

Gas Utilities 0.4%
Atmos Energy Corp.	1,776	164,671
UGI Corp.	55,031	2,935,904

		3,100,575

Health Care Equipment & Supplies 2.8%
ABIOMED, Inc. (a)	5,518	1,793,571
Cooper Cos., Inc.	7,398	1,882,791
DexCom, Inc. (a)	4,580	548,684
Edwards Lifesciences Corp. (a)	19,755	3,025,873

	Shares	Value
Health Care Equipment & Supplies (continued)
Hill-Rom Holdings, Inc.	37,550	$3,325,052
Hologic, Inc. (a)	29,213	1,200,654
Masimo Corp. (a)	4,889	524,932
ResMed, Inc.	15,311	1,743,463
STERIS PLC	30,255	3,232,747
Varian Medical Systems, Inc. (a)	33,718	3,820,587
Zimmer Biomet Holdings, Inc.	27,144	2,815,376

		23,913,730

Health Care Providers & Services 2.1%
AmerisourceBergen Corp.	27,799	2,068,246
Cardinal Health, Inc.	30,487	1,359,720
Centene Corp. (a)	49,995	5,764,424
Encompass Health Corp.	56,808	3,505,054
Laboratory Corp. of America Holdings (a)	618	78,090
Premier, Inc., Class A (a)	86,242	3,221,139
Quest Diagnostics, Inc.	3,868	322,088
Universal Health Services, Inc., Class B	13,031	1,518,893

		17,837,654

Health Care Technology 0.3%
Cerner Corp. (a)	53,788	2,820,643

Hotels, Restaurants & Leisure 2.8%
Aramark	63,440	1,837,857
Chipotle Mexican Grill, Inc. (a)	9,970	4,304,946
Darden Restaurants, Inc.	44,977	4,491,403
Domino’s Pizza, Inc.	72	17,855
Extended Stay America, Inc.	118,060	1,829,930
MGM Resorts International	44,703	1,084,495
Norwegian Cruise Line Holdings, Ltd. (a)	72,567	3,076,115
Royal Caribbean Cruises, Ltd.	16,686	1,631,724
Wendy’s Co.	84,943	1,325,960
Yum China Holdings, Inc.	134,675	4,515,653

		24,115,938

Household Durables 0.2%
Garmin, Ltd.	6,679	422,914
PulteGroup, Inc.	48,037	1,248,482

		1,671,396

Household Products 0.5%
Church & Dwight Co., Inc.	49,970	3,286,027
Clorox Co.	6,487	999,906
Energizer Holdings, Inc.	4,703	212,341

		4,498,274

Independent Power & Renewable Electricity Producers 1.1%
AES Corp.	280,862	4,061,265
NRG Energy, Inc.	114,214	4,522,874
Vistra Energy Corp. (a)	42,825	980,264

		9,564,403

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Industrial Conglomerates 0.2%
Roper Technologies, Inc.	7,373	$1,965,052

Insurance 6.0%
Alleghany Corp.	3,614	2,252,679
Arch Capital Group, Ltd. (a)	11,992	320,426
Arthur J. Gallagher & Co.	19,291	1,421,747
Assurant, Inc.	26,455	2,366,135
Assured Guaranty, Ltd.	60,840	2,328,955
Athene Holding, Ltd., Class A (a)	94,597	3,767,799
AXIS Capital Holdings, Ltd.	65,974	3,406,897
Cincinnati Financial Corp.	19,354	1,498,387
CNA Financial Corp.	48,720	2,150,988
Everest Re Group, Ltd.	17,806	3,877,435
Fidelity National Financial, Inc.	84,910	2,669,570
First American Financial Corp.	80,258	3,582,717
Lincoln National Corp.	53,072	2,723,124
Markel Corp. (a)	2,424	2,516,233
Old Republic International Corp.	123,755	2,545,640
Principal Financial Group, Inc.	31,346	1,384,553
Reinsurance Group of America, Inc.	29,678	4,161,746
RenaissanceRe Holdings, Ltd.	84	11,231
Torchmark Corp.	44,271	3,299,518
Unum Group	53,646	1,576,119
W.R. Berkley Corp.	20,184	1,491,799
Willis Towers Watson PLC	9,115	1,384,204

		50,737,902

Interactive Media & Services 1.3%
IAC/InterActiveCorp (a)	26,433	4,838,296
Match Group, Inc. (a)	11,184	478,340
TripAdvisor, Inc. (a)	64,142	3,459,820
Twitter, Inc. (a)	89,988	2,586,255

		11,362,711

Internet & Direct Marketing Retail 0.6%
Expedia Group, Inc.	40,996	4,618,199
Qurate Retail, Inc. (a)	29,173	569,457

		5,187,656

IT Services 5.6%
Akamai Technologies, Inc. (a)	67,266	4,108,607
Alliance Data Systems Corp.	20,399	3,061,482
Amdocs, Ltd.	2,293	134,324
Booz Allen Hamilton Holding Corp.	62,307	2,808,176
Broadridge Financial Solutions, Inc.	11,515	1,108,319
Conduent, Inc. (a)	286,242	3,042,752
CoreLogic, Inc. (a)	91,673	3,063,712
DXC Technology Co.	79,189	4,210,479
Euronet Worldwide, Inc. (a)	17,614	1,803,321
Fidelity National Information Services, Inc.	28,086	2,880,219
First Data Corp., Class A (a)	170,494	2,883,054

	Shares	Value
IT Services (continued)
Fiserv, Inc. (a)	12,166	$894,079
Genpact, Ltd.	27,026	729,432
GoDaddy, Inc., Class A (a)	50,165	3,291,827
Leidos Holdings, Inc.	10,491	553,086
Paychex, Inc.	339	22,086
Sabre Corp.	161,779	3,500,898
Square, Inc., Class A (a)	36,924	2,071,067
Total System Services, Inc.	13,842	1,125,216
VeriSign, Inc. (a)	16,734	2,481,485
Western Union Co.	225,915	3,854,110
Worldpay, Inc., Class A (a)	918	70,163

		47,697,894

Life Sciences Tools & Services 2.1%
Agilent Technologies, Inc.	74,550	5,029,143
Bruker Corp.	52,376	1,559,233
Charles River Laboratories International, Inc. (a)	29,726	3,364,389
IQVIA Holdings, Inc. (a)	25,447	2,956,178
Mettler-Toledo International, Inc. (a)	86	48,640
PRA Health Sciences, Inc. (a)	37,505	3,448,960
Waters Corp. (a)	7,448	1,405,065

		17,811,608

Machinery 3.5%
AGCO Corp.	41,322	2,300,396
Allison Transmission Holdings, Inc.	83,400	3,662,094
Colfax Corp. (a)	28,253	590,488
Crane Co.	23,872	1,723,081
Cummins, Inc.	41,737	5,577,733
Dover Corp.	1,918	136,082
Flowserve Corp.	8,803	334,690
Fortive Corp.	5,942	402,036
Gardner Denver Holdings, Inc. (a)	1,997	40,839
IDEX Corp.	49	6,187
Ingersoll-Rand PLC	38,012	3,467,835
Lincoln Electric Holdings, Inc.	88	6,939
Oshkosh Corp.	55,842	3,423,673
PACCAR, Inc.	40,541	2,316,513
Parker-Hannifin Corp.	12,665	1,888,858
Pentair PLC	15,685	592,579
Snap-On, Inc.	8,712	1,265,766
Terex Corp.	43,205	1,191,162
Timken Co.	8,908	332,446
Toro Co.	6,890	385,013
WABCO Holdings, Inc. (a)	546	58,607
Xylem, Inc.	4,298	286,762

		29,989,779

Media 2.5%
AMC Networks, Inc., Class A (a)	27,434	1,505,578
Cable One, Inc.	1,482	1,215,388
CBS Corp.	599	26,188

12	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Media (continued)
Discovery, Inc. (a)
Class A	100,734	$2,492,159
Class C	126,337	2,915,858
DISH Network Corp., Class A (a)	30,319	757,066
Interpublic Group of Cos., Inc.	185,672	3,830,413
Liberty Media Corp-Liberty SiriusXM (a)
Class A	13,785	507,288
Class C	21,776	805,277
News Corp.
Class A	117,305	1,331,412
Class B	46,036	531,716
Omnicom Group, Inc.	67,579	4,949,486
Sirius XM Holdings, Inc. (b)	13,996	79,917

		20,947,746

Metals & Mining 0.2%
Newmont Mining Corp.	7,748	268,468
Nucor Corp.	11,355	588,303
Steel Dynamics, Inc.	18,554	557,362

		1,414,133

Multi-Utilities 3.3%
Ameren Corp.	44,532	2,904,822
CenterPoint Energy, Inc.	160,069	4,518,748
CMS Energy Corp.	45,910	2,279,431
Consolidated Edison, Inc.	24,948	1,907,524
DTE Energy Co.	33,051	3,645,525
MDU Resources Group, Inc.	48,850	1,164,584
Public Service Enterprise Group, Inc.	50,557	2,631,492
SCANA Corp.	79,842	3,814,851
Sempra Energy	16,545	1,790,004
WEC Energy Group, Inc.	43,099	2,985,037

		27,642,018

Multiline Retail 1.0%
Dollar General Corp.	5,614	606,761
Kohl’s Corp.	52,850	3,506,069
Macy’s, Inc.	133,040	3,961,931
Nordstrom, Inc.	11,180	521,100

		8,595,861

Oil, Gas & Consumable Fuels 3.0%
Apache Corp.	27,015	709,144
Cabot Oil & Gas Corp.	1,266	28,295
Chesapeake Energy Corp. (a)	542,702	1,139,674
Concho Resources, Inc. (a)	35	3,598
Continental Resources, Inc. (a)	51,412	2,066,248
Devon Energy Corp.	84,866	1,912,879
Equitrans Midstream Corp. (a)	85,258	1,706,865
Hess Corp.	13,108	530,874
HollyFrontier Corp.	75,927	3,881,388
Marathon Oil Corp.	79,213	1,135,914

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp.	130,026	$3,041,308
ONEOK, Inc.	39,005	2,104,320
PBF Energy, Inc., Class A	105,931	3,460,766
Targa Resources Corp.	1,086	39,118
Whiting Petroleum Corp. (a)	110,075	2,497,602
Williams Cos., Inc.	37,775	832,939

		25,090,932

Paper & Forest Products 0.2%
Domtar Corp.	49,630	1,743,502

Personal Products 0.3%
Herbalife Nutrition, Ltd. (a)	44,575	2,627,696

Pharmaceuticals 0.1%
Jazz Pharmaceuticals PLC (a)	2,470	306,181
Mylan N.V. (a)	21,341	584,743
Nektar Therapeutics (a)	657	21,596

		912,520

Professional Services 0.7%
IHS Markit, Ltd. (a)	4,240	203,393
ManpowerGroup, Inc.	411	26,633
Nielsen Holdings PLC	23,725	553,504
Robert Half International, Inc.	65,595	3,752,034
Verisk Analytics, Inc. (a)	11,386	1,241,529

		5,777,093

Road & Rail 0.2%
Genesee & Wyoming, Inc., Class A (a)	4,598	340,344
Schneider National, Inc., Class B	92,334	1,723,876

		2,064,220

Semiconductors & Semiconductor Equipment 3.0%
Advanced Micro Devices, Inc. (a)	35,984	664,265
Analog Devices, Inc.	26,622	2,284,966
Cypress Semiconductor Corp.	127,490	1,621,673
KLA-Tencor Corp.	33,322	2,981,986
Lam Research Corp.	42,525	5,790,629
Marvell Technology Group, Ltd.	15,553	251,803
MKS Instruments, Inc.	17,904	1,156,777
ON Semiconductor Corp. (a)	217,588	3,592,378
Qorvo, Inc. (a)	64,719	3,930,385
Skyworks Solutions, Inc.	29,476	1,975,482
Teradyne, Inc.	12,989	407,595
Versum Materials, Inc.	5,360	148,579
Xilinx, Inc.	9,619	819,250

		25,625,768

Software 5.7%
ANSYS, Inc. (a)	1,543	220,556
Atlassian Corp. PLC, Class A (a)	13,007	1,157,363
Autodesk, Inc. (a)	5,403	694,880

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Software (continued)
Cadence Design Systems, Inc. (a)	106,283	$4,621,185
CDK Global, Inc.	52,203	2,499,480
Citrix Systems, Inc.	45,556	4,667,668
Fair Isaac Corp. (a)	4,430	828,410
Fortinet, Inc. (a)	59,755	4,208,545
LogMeIn, Inc.	42,030	3,428,387
Manhattan Associates, Inc. (a)	74,341	3,149,828
Nuance Communications, Inc. (a)	241,168	3,190,653
Palo Alto Networks, Inc. (a)	18,867	3,553,599
Red Hat, Inc. (a)	27,587	4,845,381
ServiceNow, Inc. (a)	18,110	3,224,485
Symantec Corp.	223,039	4,214,322
Tableau Software, Inc., Class A (a)	435	52,200
Teradata Corp. (a)	95,930	3,679,875
Workday, Inc., Class A (a)	1,067	170,378

		48,407,195

Specialty Retail 4.2%
Advance Auto Parts, Inc.	27,635	4,351,407
AutoZone, Inc. (a)	6,635	5,562,386
Best Buy Co., Inc.	54,973	2,911,370
Burlington Stores, Inc. (a)	4,780	777,563
Dick’s Sporting Goods, Inc.	70,295	2,193,204
Foot Locker, Inc.	73,148	3,891,474
Gap, Inc.	38,503	991,837
L Brands, Inc.	46,193	1,185,774
Michaels Cos., Inc. (a)	20,772	281,253
O’Reilly Automotive, Inc. (a)	7,432	2,559,061
Penske Automotive Group, Inc.	18,073	728,703
Ross Stores, Inc.	9,815	816,608
Tractor Supply Co.	17,924	1,495,579
Ulta Beauty, Inc. (a)	10,798	2,643,782
Urban Outfitters, Inc. (a)	53,804	1,786,293
Williams-Sonoma, Inc.	68,823	3,472,120

		35,648,414

Technology Hardware, Storage & Peripherals 1.1%
Dell Technologies, Inc., Class C (a)(b)	118,287	5,780,693
NetApp, Inc.	60,469	3,608,185

		9,388,878

Textiles, Apparel & Luxury Goods 1.1%
Michael Kors Holdings, Ltd. (a)	70,288	2,665,321
Ralph Lauren Corp.	36,048	3,729,526
Skechers U.S.A., Inc., Class A (a)	8,684	198,777
Tapestry, Inc.	74,250	2,505,937
VF Corp.	1,273	90,816

		9,190,377

	Shares	Value
Trading Companies & Distributors 0.9%
HD Supply Holdings, Inc. (a)	41,029	$1,539,408
United Rentals, Inc. (a)	25,739	2,639,020
W.W. Grainger, Inc.	11,076	3,127,419
WESCO International, Inc. (a)	6,961	334,128

		7,639,975

Transportation Infrastructure 0.0%‡
Macquarie Infrastructure Corp.	443	16,196

Water Utilities 0.1%
American Water Works Co., Inc.	6,092	552,971

Wireless Telecommunication Services 1.1%
Sprint Corp. (a)	577,909	3,363,430
Telephone & Data Systems, Inc.	100,090	3,256,929
United States Cellular Corp. (a)	44,596	2,317,654

		8,938,013

Total Common Stocks (Cost $831,528,655)		823,105,817

Exchange-Traded Funds 2.8%
SPDR S&P 500 ETF Trust	22,052	5,511,236
SPDR S&P MidCap 400 ETF Trust	60,446	18,295,191

Total Exchange-Traded Funds (Cost $22,924,989)		23,806,427

Short-Term Investment 0.3%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 2.18% (c)	2,712,656	2,712,656

Total Short-Term Investment (Cost $2,712,656)		2,712,656

Total Investments (Cost $857,166,300)	100.1%	849,624,900
Other Assets, Less Liabilities	(0.1)	(482,134)
Net Assets	100.0%	$849,142,766

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of December 31, 2018, the market value of securities loaned was $5,082,098 and the Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $5,231,749 (See Note 2(I)).

(c)	Current yield as of December 31, 2018.

14	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$823,105,817	$—	$—	$823,105,817
Exchange-Traded Funds	23,806,427	—	—	23,806,427
Short-Term Investment
Affiliated Investment Company	2,712,656	—	—	2,712,656

Total Investments in Securities	$849,624,900	$—	$—	$849,624,900

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of December 31, 2018 (a)
Rights
Food & Staples Retailing	$25,123	$—	$(2,003)	$—	$—	$(23,120)	$—	$—	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $854,453,644) including securities on loan of $5,082,098	$846,912,244
Investment in affiliated investment company, at value (identified cost $2,712,656)	2,712,656
Receivables:
Dividends and interest	1,525,429
Investment securities sold	1,315,339
Fund shares sold	672,124
Securities lending income	13,068

Total assets	853,150,860

Liabilities
Due to custodian	133,914
Payables:
Investment securities purchased	2,941,542
Manager (See Note 3)	608,070
Fund shares redeemed	149,729
NYLIFE Distributors (See Note 3)	86,535
Shareholder communication	34,541
Professional fees	33,806
Custodian	15,926
Trustees	1,031
Accrued expenses	3,000

Total liabilities	4,008,094

Net assets	$849,142,766

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$71,669
Additional paid-in capital	805,655,090

805,726,759
Total distributable earnings (loss) (1)	43,416,007

Net assets	$849,142,766

Initial Class
Net assets applicable to outstanding shares	$453,343,272

Shares of beneficial interest outstanding	37,961,735

Net asset value per share outstanding	$11.94

Service Class
Net assets applicable to outstanding shares	$395,799,494

Shares of beneficial interest outstanding	33,707,578

Net asset value per share outstanding	$11.74

(1)	See Note 11.

16	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$18,485,606
Securities lending	168,398
Dividends-affiliated	9,484
Interest	1,595

Total income	18,665,083

Expenses
Manager (See Note 3)	8,164,805
Distribution/Service—Service Class (See Note 3)	1,139,417
Professional fees	102,980
Shareholder communication	97,443
Trustees	21,276
Custodian	17,502
Miscellaneous	37,308

Total expenses before waiver/reimbursement	9,580,731
Expense waiver/reimbursement from Manager (See Note 3)	(179,864)

Net expenses	9,400,867

Net investment income (loss)	9,264,216

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	48,167,494
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(171,183,352)

Net realized and unrealized gain (loss) on investments	(123,015,858)

Net increase (decrease) in net assets resulting from operations	$(113,751,642)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,984.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,264,216	$7,186,948
Net realized gain (loss) on investments	48,167,494	119,950,430
Net change in unrealized appreciation (depreciation) on investments	(171,183,352)	40,904,083

Net increase (decrease) in net assets resulting from operations	(113,751,642)	168,041,461

Distributions to shareholders (1):
Initial Class	(66,126,079)
Service Class	(59,668,222)

	(125,794,301)

Dividends to shareholders from net investment income:
Initial Class		(5,072,624)
Service Class		(3,802,505)

		(8,875,129)

Distributions to shareholders from net realized gain on investments:
Initial Class		(5,745,978)
Service Class		(5,534,116)

		(11,280,094)

Total dividends and distributions to shareholders	(125,794,301)	(20,155,223)

Capital share transactions:
Net proceeds from sale of shares	120,202,744	54,923,026
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	125,794,301	20,155,223
Cost of shares redeemed	(137,924,416)	(236,417,603)

Increase (decrease) in net assets derived from capital share transactions	108,072,629	(161,339,354)

Net increase (decrease) in net assets	(131,473,314)	(13,453,116)

Net Assets
Beginning of year	980,616,080	994,069,196

End of year (2)	$849,142,766	$980,616,080

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 11).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $8,107,658 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 11). See Note 4 for tax basis of distributable earnings.

18	MainStay VP MacKay Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$15.57	$13.37	$13.00	$15.83	$16.18

Net investment income (loss) (a)	0.16	0.12	0.13	0.13	0.10

Net realized and unrealized gain (loss) on investments	(1.68)	2.42	1.28	(0.73)	2.07

Total from investment operations	(1.52)	2.54	1.41	(0.60)	2.17

Less dividends and distributions:

From net investment income	(0.15)	(0.16)	(0.11)	(0.09)	(0.09)

From net realized gain on investments	(1.96)	(0.18)	(0.93)	(2.14)	(2.43)

Total dividends and distributions	(2.11)	(0.34)	(1.04)	(2.23)	(2.52)

Net asset value at end of year	$11.94	$15.57	$13.37	$13.00	$15.83

Total investment return (b)	(11.98%)	19.14%	11.17%	(3.68%)	14.38%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.08%	0.87%	1.09%	0.88%	0.62%

Net expenses (c)	0.86%	0.86%	0.86%	0.86%	0.85%

Expenses (before waiver/reimbursement) (c)	0.88%	0.88%	0.89%	0.88%	0.88%

Portfolio turnover rate	181%	155%	164%	174%	172%

Net assets at end of year (in 000’s)	$453,343	$503,364	$558,783	$506,368	$440,409

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$15.35	$13.18	$12.83	$15.64	$16.03

Net investment income (loss) (a)	0.12	0.09	0.12	0.09	0.06

Net realized and unrealized gain (loss) on investments	(1.66)	2.38	1.24	(0.71)	2.03

Total from investment operations	(1.54)	2.47	1.36	(0.62)	2.09

Less dividends and distributions:

From net investment income	(0.11)	(0.12)	(0.08)	(0.05)	(0.05)

From net realized gain on investments	(1.96)	(0.18)	(0.93)	(2.14)	(2.43)

Total dividends and distributions	(2.07)	(0.30)	(1.01)	(2.19)	(2.48)

Net asset value at end of year	$11.74	$15.35	$13.18	$12.83	$15.64

Total investment return (b)	(12.20%)	18.85%	10.89%	(3.92%)	14.10%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.83%	0.64%	0.83%	0.61%	0.37%

Net expenses (c)	1.11%	1.11%	1.11%	1.11%	1.10%

Expenses (before waiver/reimbursement) (c)	1.13%	1.13%	1.14%	1.13%	1.13%

Portfolio turnover rate	181%	155%	164%	174%	172%

Net assets at end of year (in 000’s)	$395,800	$477,253	$435,287	$426,143	$479,799

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Mid Cap Core Portfolio (formerly known as MainStay VP Mid Cap Core Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on July 2, 2001. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

20	MainStay VP MacKay Mid Cap Core Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

21

Notes to Financial Statements (continued)

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2018, the Portfolio did not hold any repurchase agreements.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2018, the Portfolio did not hold any rights or warrants.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the

22	MainStay VP MacKay Mid Cap Core Portfolio

market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio had securities on loan with a value of $5,082,098 and received non-cash collateral in the form of U.S. Treasury securities with a value of $5,231,749.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Effective May 1, 2018, the Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.85% up to $1 billion; 0.80% from $1 billion to $2 billion; and 0.775% in excess of $2 billion. Prior to May 1, 2018, the Fund, on behalf of the Portfolio, paid New York Life Investments in its capacity as the portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion. During the year ended December 31, 2018, the effective management fee rate was 0.85% (exclusive of any applicable waivers/reimbursements).

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.86% for the Initial Class shares and 1.11% for Service Class shares. This agreement will remain in effect until May 1, 2019 and shall renew automatically for one year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $8,164,805 and waived fees/reimbursed expenses in the amount of $179,864.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

23

Notes to Financial Statements (continued)

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$—	$58,863	$(56,150)	$—	$—	$2,713	$9	$—	2,713

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$871,320,642	$48,199,644	$(69,895,386)	$(21,695,742)

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$9,162,515	$55,527,198	$469,954	$(21,743,660)	$43,416,007

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$45,839,145	$79,955,156	$8,875,129	$11,280,094

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, were $1,727,987 and $1,733,426, respectively.

24	MainStay VP MacKay Mid Cap Core Portfolio

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	4,580,915	$65,688,231
Shares issued to shareholders in reinvestment of dividends and distributions	4,635,445	66,126,079
Shares redeemed	(3,575,706)	(55,816,319)

Net increase (decrease)	5,640,654	$75,997,991

Year ended December 31, 2017:
Shares sold	881,434	$12,629,769
Shares issued to shareholders in reinvestment of dividends and distributions	735,219	10,818,602
Shares redeemed	(11,097,721)	(157,328,317)

Net increase (decrease)	(9,481,068)	$(133,879,946)

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	3,770,863	$54,514,513
Shares issued to shareholders in reinvestment of dividends and distributions	4,251,410	59,668,222
Shares redeemed	(5,413,515)	(82,108,097)

Net increase (decrease)	2,608,758	$32,074,638

Year ended December 31, 2017:
Shares sold	3,020,004	$42,293,257
Shares issued to shareholders in reinvestment of dividends and distributions	643,529	9,336,621
Shares redeemed	(5,595,064)	(79,089,286)

Net increase (decrease)	(1,931,531)	$(27,459,408)

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

25

Notes to Financial Statements (continued)

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, the plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating the plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court held that it would not lift the stay prior to further action from the Second Circuit. The court held that it would allow the Trustee to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. The court also expressed its intention to order all parties to participate in a global mediation.

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis

MainStay VP MacKay Mid Cap Core Portfolio	$808,180	$790,269

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay VP MacKay Mid Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Mid Cap Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Mid Cap Core Portfolio (formerly known as MainStay VP Mid Cap Core Portfolio) (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Mid Cap Core Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay Shields in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among

28	MainStay VP MacKay Mid Cap Core Portfolio

other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and ongoing analysis of, and interactions with, MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay Shields believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged MacKay Shields’ continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and MacKay Shields and acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The

30	MainStay VP MacKay Mid Cap Core Portfolio

Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Portfolio.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

32	MainStay VP MacKay Mid Cap Core Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

33

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

34	MainStay VP MacKay Mid Cap Core Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802521	MSVPMCC11-02/19 (NYLIAC) NI527

MainStay VP MacKay Common

Stock Portfolio

(Formerly known as MainStay VP Common Stock Portfolio)

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]

Initial Class Shares	1/23/1984	–5.84%	7.83%	12.44%	0.57%
Service Class Shares	6/5/2003	–6.08	7.56	12.16	0.82

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[2]	–4.38%	8.49%	13.12%
Russell 1000® Index[3]	–4.78	8.21	13.28
Morningstar Large Blend Category Average[4]	–6.26	6.66	12.00

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

2.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

The Russell 1000® Index is the Portfolio’s secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of US industries, and owing to their broad exposure, the funds’ returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$917.70	$2.80	$1,022.28	$2.96	0.58%

Service Class Shares	$1,000.00	$916.50	$4.01	$1,021.02	$4.23	0.83%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Common Stock Portfolio

Industry Composition as of December 31, 2018 (Unaudited)

Software	6.9%

IT Services	5.8

Oil, Gas & Consumable Fuels	5.3

Pharmaceuticals	4.9

Interactive Media & Services	4.7

Banks	4.3

Health Care Providers & Services	4.1

Insurance	4.1

Internet & Direct Marketing Retail	4.1

Semiconductors & Semiconductor Equipment	3.8

Technology Hardware, Storage & Peripherals	3.4

Equity Real Estate Investment Trusts	3.0

Biotechnology	2.6

Hotels, Restaurants & Leisure	2.6

Exchange-Traded Funds	2.5

Specialty Retail	2.3

Diversified Financial Services	2.2

Entertainment	2.1

Health Care Equipment & Supplies	2.0

Aerospace & Defense	1.9

Diversified Telecommunication Services	1.9

Beverages	1.8

Food & Staples Retailing	1.8

Machinery	1.7

Capital Markets	1.6

Chemicals	1.6

Media	1.6

Electric Utilities	1.5

Household Products	1.4%

Communications Equipment	1.3

Life Sciences Tools & Services	1.1

Multi-Utilities	1.0

Textiles, Apparel & Luxury Goods	1.0

Airlines	0.9

Commercial Services & Supplies	0.8

Independent Power & Renewable Electricity Producers	0.8

Industrial Conglomerates	0.8

Electrical Equipment	0.6

Consumer Finance	0.5

Containers & Packaging	0.5

Tobacco	0.5

Diversified Consumer Services	0.4

Professional Services	0.4

Trading Companies & Distributors	0.4

Electronic Equipment, Instruments & Components	0.3

Food Products	0.3

Multiline Retail	0.3

Road & Rail	0.3

Building Products	0.1

Gas Utilities	0.1

Distributors	0.0	‡

Household Durables	0.0	‡

Personal Products	0.0	‡

Short-Term Investment	0.1

Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2018 (excluding short-term investment) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	SPDR S&P 500 ETF Trust
6.	Berkshire Hathaway, Inc., Class B

7.	Johnson & Johnson

8.	JPMorgan Chase & Co.

9.	Exxon Mobil Corp.

10. Facebook, Inc., Class A

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Common Stock Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP MacKay Common Stock Portfolio returned –5.84% for Initial Class shares and –6.08% for Service Class shares. Over the same period, both share classes underperformed the –4.38% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark, and the –4.78% return of the Russell 1000® Index,1 which is the secondary benchmark of the Portfolio. For the 12 months ended December 31, 2018, both share classes outperformed the –6.26% return of the Morningstar Large Blend Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection detracted from the Portfolio’s performance relative to the S&P 500® Index during the reporting period, and the effects of sector allocation were nearly flat. Stock selection was strongest in the energy and consumer staples sectors. These positive contributions, however, were not enough to offset the Portfolio’s detractors. (Contributions take weightings and total returns into account.) During the reporting period, stock selection was weakest in the information technology and consumer discretionary sectors.

In the fourth quarter of 2018, an abrupt rotation in style, size and investor risk-aversion had a negative impact on the performance of our stock-selection model, particularly in predicting which stocks to own.

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Portfolio and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective May 1, 2018, the Portfolio was renamed MainStay VP MacKay Common Stock Portfolio. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017. Effective December 18, 2018, Andrew Ver Planck no longer served as a portfolio manager of the Portfolio. Migene Kim and Mona Patni continue to serve as portfolio managers of the Portfolio. For more information on this change, please refer to the Supplement dated December 18, 2018.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive sector contributors to the Portfolio’s performance relative to the S&P 500® Index were energy, consumer staples and industrials. Over the same period, the weakest sector contributors to the Portfolio’s relative performance were information technology, consumer discretionary and financials.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Software company Microsoft, e-commerce company Amazon.com and pharmaceutical company Pfizer were the most substantial positive contributors to the Portfolio’s absolute performance during the reporting period. Social networking platform Facebook, banking company Citigroup and oil & gas company Exxon Mobil were the weakest contributors to the Portfolio’s absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio’s largest initial purchase was a position in coffeehouse chain Starbucks. Over the same period, the Portfolio’s largest increase in position size was in Amazon.com. During the reporting period, the largest position that the Portfolio sold entirely was mining company Freeport-McMoRan, and the most substantial decrease in position size was in tobacco manufacturer Philip Morris International.

How did the Portfolio’s sector weightings change during the reporting period?

Relative to the S&P 500® Index, the Portfolio’s most-substantial increases in sector exposure during the reporting period were in communication services and industrials. The Portfolio’s most substantial decreases sector exposure relative to the benchmark were in consumer discretionary and consumer staples.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, the Portfolio’s most substantially overweight positions relative to the S&P 500® Index were in the information technology and consumer discretionary sectors. As of the same date, the Portfolio held its most substantially underweight positions relative to the Index in the consumer staples and industrials sectors.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Large Blend Category Average.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay Common Stock Portfolio

Portfolio of Investments December 31, 2018

	Shares	Value
Common Stocks 97.4%†
Aerospace & Defense 1.9%
Boeing Co.	24,515	$7,906,087
Curtiss-Wright Corp.	1,652	168,702
Huntington Ingalls Industries, Inc.	725	137,975
Northrop Grumman Corp.	2,284	559,352
Raytheon Co.	11,443	1,754,784
Textron, Inc.	26,152	1,202,730
United Technologies Corp.	10,922	1,162,975

		12,892,605

Airlines 0.9%
Alaska Air Group, Inc.	579	35,232
Delta Air Lines, Inc.	25,176	1,256,282
JetBlue Airways Corp. (a)	126,242	2,027,447
Southwest Airlines Co.	6,751	313,787
United Continental Holdings, Inc. (a)	29,178	2,443,074

		6,075,822

Banks 4.3%
Bank of America Corp.	330,794	8,150,764
Citigroup, Inc.	115,768	6,026,882
Comerica, Inc.	668	45,885
Fifth Third Bancorp	1,395	32,825
JPMorgan Chase & Co.	113,200	11,050,584
SunTrust Banks, Inc.	5,336	269,148
Wells Fargo & Co.	86,854	4,002,232

		29,578,320

Beverages 1.8%
Coca-Cola Co.	88,782	4,203,827
Molson Coors Brewing Co., Class B	45,024	2,528,548
PepsiCo., Inc.	51,979	5,742,640

		12,475,015

Biotechnology 2.6%
AbbVie, Inc.	51,277	4,727,227
Amgen, Inc.	28,580	5,563,669
Biogen, Inc. (a)	8,285	2,493,122
Celgene Corp. (a)	32,995	2,114,649
Gilead Sciences, Inc.	51,123	3,197,744
United Therapeutics Corp. (a)	2,429	264,518

		18,360,929

Building Products 0.1%
Johnson Controls International PLC	18,754	556,056
Masco Corp.	9,107	266,289

		822,345

Capital Markets 1.6%
Ameriprise Financial, Inc.	26,774	2,794,402
Bank of New York Mellon Corp.	4,759	224,006
Cboe Global Markets, Inc.	7,606	744,095
Charles Schwab Corp.	13,531	561,943
CME Group, Inc.	14,432	2,714,948

	Shares	Value
Capital Markets (continued)
E*TRADE Financial Corp.	11,915	$522,830
Intercontinental Exchange, Inc.	17,100	1,288,143
Nasdaq, Inc.	18,790	1,532,700
Northern Trust Corp.	957	79,996
Raymond James Financial, Inc.	6,988	519,977
S&P Global, Inc.	1,143	194,241
State Street Corp.	1,357	85,586

		11,262,867

Chemicals 1.6%
Air Products & Chemicals, Inc.	5,484	877,714
CF Industries Holdings, Inc.	65,486	2,849,296
DowDuPont, Inc.	27,890	1,491,557
Linde PLC	2,086	325,500
LyondellBasell Industries N.V., Class A	35,690	2,967,980
Mosaic Co.	88,770	2,592,972
Sherwin-Williams Co.	429	168,794

		11,273,813

Commercial Services & Supplies 0.8%
MSA Safety, Inc.	4,476	421,953
Republic Services, Inc.	37,247	2,685,136
Waste Management, Inc.	26,800	2,384,932

		5,492,021

Communications Equipment 1.3%
Arista Networks, Inc. (a)	1,635	344,495
Ciena Corp. (a)	18,202	617,230
Cisco Systems, Inc.	124,158	5,379,766
F5 Networks, Inc. (a)	1,244	201,565
Juniper Networks, Inc.	99,701	2,682,954

		9,226,010

Consumer Finance 0.5%
American Express Co.	11,864	1,130,876
Discover Financial Services	10,904	643,118
Synchrony Financial	76,282	1,789,576

		3,563,570

Containers & Packaging 0.5%
Ball Corp.	38,497	1,770,092
International Paper Co.	31,469	1,270,089
Packaging Corp. of America	8,292	692,050

		3,732,231

Distributors 0.0%‡
Genuine Parts Co.	247	23,717

Diversified Consumer Services 0.4%
H&R Block, Inc.	98,189	2,491,055

Diversified Financial Services 2.2%
Berkshire Hathaway, Inc., Class B (a)	74,273	15,165,061

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services 1.9%
AT&T, Inc.	195,168	$5,570,095
CenturyLink, Inc.	26,021	394,218
Verizon Communications, Inc.	128,126	7,203,244

		13,167,557

Electric Utilities 1.5%
American Electric Power Co., Inc.	14,265	1,066,166
Duke Energy Corp.	9,932	857,132
Entergy Corp.	2,363	203,383
Exelon Corp.	71,365	3,218,561
NextEra Energy, Inc.	5,329	926,287
OGE Energy Corp.	18,829	737,909
PG&E Corp. (a)	11,133	264,409
Pinnacle West Capital Corp.	10,836	923,227
PPL Corp.	21,519	609,633
Southern Co.	10,801	474,380
Xcel Energy, Inc.	19,282	950,024

		10,231,111

Electrical Equipment 0.6%
Acuity Brands, Inc.	6,287	722,691
Eaton Corp. PLC	13,854	951,216
Emerson Electric Co.	17,762	1,061,279
Rockwell Automation, Inc.	9,097	1,368,916

		4,104,102

Electronic Equipment, Instruments & Components 0.3%
Corning, Inc.	49,079	1,482,676
Zebra Technologies Corp., Class A (a)	1,690	269,099

		1,751,775

Entertainment 2.1%
Cinemark Holdings, Inc.	63,059	2,257,512
Netflix, Inc. (a)	13,881	3,715,389
Twenty-First Century Fox, Inc.
Class A	16,710	804,085
Class B	585	27,951
Viacom, Inc., Class B	97,808	2,513,666
Walt Disney Co.	47,323	5,188,967

		14,507,570

Equity Real Estate Investment Trusts 3.0%
American Tower Corp.	5,265	832,870
Apartment Investment & Management Co., Class A	8,825	387,241
AvalonBay Communities, Inc.	2,322	404,144
Camden Property Trust	1,710	150,566
CoreSite Realty Corp.	6,375	556,091
Crown Castle International Corp.	308	33,458
EPR Properties	21,247	1,360,446
Equinix, Inc.	274	96,602
Equity Residential	18,906	1,247,985
Essex Property Trust, Inc.	957	234,666

	Shares	Value
Equity Real Estate Investment Trusts (continued)
HCP, Inc.	50,273	$1,404,125
Hospitality Properties Trust	15,725	375,513
Host Hotels & Resorts, Inc.	151,394	2,523,738
Lamar Advertising Co., Class A	1,211	83,777
Medical Properties Trust, Inc.	56,126	902,506
Mid-America Apartment Communities, Inc.	6,305	603,389
Omega Healthcare Investors, Inc.	66,468	2,336,350
Pebblebrook Hotel Trust	11,623	329,047
Public Storage	12,944	2,619,995
Rayonier, Inc.	9,525	263,747
SBA Communications Corp. (a)	4,427	716,687
Simon Property Group, Inc.	7,801	1,310,490
Ventas, Inc.	24,390	1,429,010
Welltower, Inc.	4,501	312,414

		20,514,857

Food & Staples Retailing 1.8%
Casey’s General Stores, Inc.	3,172	406,460
Costco Wholesale Corp.	10,904	2,221,254
Kroger Co.	53,346	1,467,015
Walgreens Boots Alliance, Inc.	48,775	3,332,796
Walmart, Inc.	51,518	4,798,901

		12,226,426

Food Products 0.3%
Campbell Soup Co.	1,610	53,114
Conagra Brands, Inc.	2,313	49,406
Hershey Co.	663	71,060
J.M. Smucker Co.	1,348	126,024
Tyson Foods, Inc., Class A	28,340	1,513,356

		1,812,960

Gas Utilities 0.1%
UGI Corp.	15,883	847,358

Health Care Equipment & Supplies 2.0%
Abbott Laboratories	60,813	4,398,604
ABIOMED, Inc. (a)	1,428	464,157
Baxter International, Inc.	10,882	716,253
Becton Dickinson & Co.	1,419	319,729
Cooper Cos., Inc.	106	26,977
Danaher Corp.	9,967	1,027,797
Hill-Rom Holdings, Inc.	3,922	347,293
Intuitive Surgical, Inc. (a)	3,629	1,738,001
Medtronic PLC	34,341	3,123,657
Varian Medical Systems, Inc. (a)	14,570	1,650,927
Zimmer Biomet Holdings, Inc.	815	84,532

		13,897,927

Health Care Providers & Services 4.1%
AmerisourceBergen Corp.	21,941	1,632,410
Anthem, Inc.	2,982	783,163
Cardinal Health, Inc.	6,261	279,241
Centene Corp. (a)	25,847	2,980,159

10	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
Cigna Corp. (a)	17,310	$3,287,515
CVS Health Corp.	31,072	2,035,837
Encompass Health Corp.	33,655	2,076,514
HCA Healthcare, Inc.	27,539	3,427,229
McKesson Corp.	27,118	2,995,725
Quest Diagnostics, Inc.	1,281	106,669
UnitedHealth Group, Inc.	32,620	8,126,294
Universal Health Services, Inc., Class B	3,445	401,549

		28,132,305

Hotels, Restaurants & Leisure 2.6%
Carnival Corp.	38,288	1,887,598
Chipotle Mexican Grill, Inc. (a)	3,143	1,357,116
Cracker Barrel Old Country Store, Inc.	14,183	2,267,294
Darden Restaurants, Inc.	18,981	1,895,443
McDonald’s Corp.	11,430	2,029,625
Norwegian Cruise Line Holdings, Ltd. (a)	30,712	1,301,882
Royal Caribbean Cruises, Ltd.	826	80,775
Starbucks Corp.	76,910	4,953,004
Texas Roadhouse, Inc.	38,019	2,269,734

		18,042,471

Household Durables 0.0%‡
Helen of Troy, Ltd. (a)	2,091	274,297
PulteGroup, Inc.	335	8,707

		283,004

Household Products 1.4%
Colgate-Palmolive Co.	1,824	108,565
Kimberly-Clark Corp.	19,097	2,175,912
Procter & Gamble Co.	78,520	7,217,558

		9,502,035

Independent Power & Renewable Electricity Producers 0.8%
AES Corp.	179,935	2,601,860
NRG Energy, Inc.	69,572	2,755,051

		5,356,911

Industrial Conglomerates 0.8%
3M Co.	10,780	2,054,021
Honeywell International, Inc.	28,116	3,714,686

		5,768,707

Insurance 4.1%
Aflac, Inc.	51,908	2,364,928
Allstate Corp.	32,682	2,700,514
Assurant, Inc.	8,377	749,239
Chubb, Ltd.	12,239	1,581,034
Everest Re Group, Ltd.	4,350	947,256
First American Financial Corp.	35,115	1,567,534
Kemper Corp.	34,941	2,319,384
Lincoln National Corp.	21,971	1,127,332
MetLife, Inc.	85,657	3,517,076
Old Republic International Corp.	6,362	130,866

	Shares	Value
Insurance (continued)
Progressive Corp.	57,495	$3,468,673
Prudential Financial, Inc.	6,296	513,439
Reinsurance Group of America, Inc.	16,981	2,381,246
Torchmark Corp.	13,919	1,037,383
Travelers Cos., Inc.	25,888	3,100,088
Unum Group	35,226	1,034,940

		28,540,932

Interactive Media & Services 4.7%
Alphabet, Inc. (a)
Class A	10,215	10,674,266
Class C	10,481	10,854,228
Facebook, Inc., Class A (a)	74,388	9,751,523
TripAdvisor, Inc. (a)	22,541	1,215,862

		32,495,879

Internet & Direct Marketing Retail 4.1%
Amazon.com, Inc. (a)	13,055	19,608,218
Booking Holdings, Inc. (a)	2,076	3,575,744
eBay, Inc. (a)	98,069	2,752,797
Expedia Group, Inc.	24,474	2,756,996

		28,693,755

IT Services 5.8%
Accenture PLC, Class A	25,429	3,585,743
Akamai Technologies, Inc. (a)	42,553	2,599,137
Alliance Data Systems Corp.	10,784	1,618,463
Automatic Data Processing, Inc.	9,494	1,244,853
CACI International, Inc., Class A (a)	14,625	2,106,439
Cognizant Technology Solutions Corp., Class A	23,559	1,495,525
International Business Machines Corp.	40,269	4,577,377
Mastercard, Inc., Class A	29,081	5,486,131
MAXIMUS, Inc.	36,153	2,353,199
PayPal Holdings, Inc. (a)	37,733	3,172,968
Sabre Corp.	101,297	2,192,067
Visa, Inc., Class A	56,603	7,468,200
Western Union Co.	149,593	2,552,057

		40,452,159

Life Sciences Tools & Services 1.1%
Agilent Technologies, Inc.	31,593	2,131,264
Charles River Laboratories International, Inc. (a)	6,576	744,272
Illumina, Inc. (a)	4,682	1,404,272
PRA Health Sciences, Inc. (a)	9,828	903,783
Thermo Fisher Scientific, Inc.	10,498	2,349,347
Waters Corp. (a)	854	161,107

		7,694,045

Machinery 1.7%
AGCO Corp.	24,616	1,370,373
Caterpillar, Inc.	7,067	898,004
Crane Co.	2,741	197,845
Cummins, Inc.	22,909	3,061,559
Illinois Tool Works, Inc.	5,439	689,067

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Machinery (continued)
Ingersoll-Rand PLC	4,008	$365,650
Oshkosh Corp.	38,459	2,357,921
PACCAR, Inc.	31,425	1,795,624
Parker-Hannifin Corp.	1,013	151,079
Snap-on, Inc.	3,944	573,024

		11,460,146

Media 1.6%
Charter Communications, Inc., Class A (a)	3,682	1,049,259
Comcast Corp., Class A	163,273	5,559,446
Interpublic Group of Cos., Inc.	53,687	1,107,563
News Corp.
Class A	47,828	542,848
Class B	20,881	241,175
Omnicom Group, Inc.	32,587	2,386,672

		10,886,963

Multi-Utilities 1.0%
Ameren Corp.	17,196	1,121,695
CenterPoint Energy, Inc.	100,775	2,844,878
CMS Energy Corp.	21,465	1,065,737
DTE Energy Co.	9,943	1,096,713
MDU Resources Group, Inc.	35	835
Public Service Enterprise Group, Inc.	1,827	95,095
WEC Energy Group, Inc.	10,847	751,263

		6,976,216

Multiline Retail 0.3%
Kohl’s Corp.	5,746	381,190
Macy’s, Inc.	26,790	797,806
Target Corp.	8,757	578,750

		1,757,746

Oil, Gas & Consumable Fuels 5.3%
Chevron Corp.	78,212	8,508,684
ConocoPhillips	67,540	4,211,119
EOG Resources, Inc.	4,549	396,718
Exxon Mobil Corp.	151,952	10,361,607
HollyFrontier Corp.	20,221	1,033,698
Marathon Petroleum Corp.	61,872	3,651,067
Murphy Oil Corp.	87,388	2,044,005
Occidental Petroleum Corp.	19,126	1,173,954
PBF Energy, Inc., Class A	44,581	1,456,461
Phillips 66	26,941	2,320,967
Valero Energy Corp.	16,833	1,261,970

		36,420,250

Personal Products 0.0%‡
Estee Lauder Cos., Inc., Class A	351	45,665

Pharmaceuticals 4.9%
Allergan PLC	14,572	1,947,694
Bristol-Myers Squibb Co.	41,700	2,167,566

	Shares	Value
Pharmaceuticals (continued)
Eli Lilly & Co.	29,835	$3,452,506
Johnson & Johnson	87,322	11,268,904
Merck & Co., Inc.	83,274	6,362,967
Mylan N.V. (a)	24,430	669,382
Pfizer, Inc.	190,745	8,326,019
Zoetis, Inc.	645	55,173

		34,250,211

Professional Services 0.4%
Insperity, Inc.	14,258	1,331,127
Nielsen Holdings PLC	6,865	160,161
Robert Half International, Inc.	23,767	1,359,472

		2,850,760

Road & Rail 0.3%
CSX Corp.	2,475	153,772
Kansas City Southern	499	47,630
Norfolk Southern Corp.	3,723	556,737
Union Pacific Corp.	9,671	1,336,822

		2,094,961

Semiconductors & Semiconductor Equipment 3.8%
Applied Materials, Inc.	43,566	1,426,351
Broadcom, Inc.	11,646	2,961,345
Cypress Semiconductor Corp.	9,511	120,980
Intel Corp.	199,120	9,344,702
KLA-Tencor Corp.	7,796	697,664
Lam Research Corp.	23,048	3,138,446
Micron Technology, Inc. (a)	91,308	2,897,203
NVIDIA Corp.	11,024	1,471,704
Qorvo, Inc. (a)	28,785	1,748,113
QUALCOMM, Inc.	10,954	623,392
Texas Instruments, Inc.	22,362	2,113,209

		26,543,109

Software 6.9%
Adobe, Inc. (a)	10,433	2,360,362
Cadence Design Systems, Inc. (a)	21,722	944,473
Citrix Systems, Inc.	22,095	2,263,854
Fortinet, Inc. (a)	20,824	1,466,634
LogMeIn, Inc.	19,192	1,565,491
Microsoft Corp.	243,109	24,692,581
Oracle Corp.	142,092	6,415,454
Salesforce.com, Inc. (a)	24,121	3,303,853
Symantec Corp.	133,919	2,530,400
Teradata Corp. (a)	55,087	2,113,137

		47,656,239

Specialty Retail 2.3%
Advance Auto Parts, Inc.	15,226	2,397,486
AutoZone, Inc. (a)	2,719	2,279,447
Best Buy Co., Inc.	8,735	462,606
Dick’s Sporting Goods, Inc.	1,391	43,399
Foot Locker, Inc.	23,091	1,228,441

12	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
Home Depot, Inc.	25,461	$4,374,709
L Brands, Inc.	11,931	306,269
Lowe’s Cos., Inc.	23,681	2,187,177
O’Reilly Automotive, Inc. (a)	255	87,804
Tractor Supply Co.	1,612	134,505
Ulta Beauty, Inc. (a)	4,556	1,115,491
Williams-Sonoma, Inc.	22,286	1,124,329

		15,741,663

Technology Hardware, Storage & Peripherals 3.4%
Apple, Inc.	142,273	22,442,143
HP, Inc.	46,764	956,792

		23,398,935

Textiles, Apparel & Luxury Goods 1.0%
Deckers Outdoor Corp. (a)	19,551	2,501,551
Michael Kors Holdings, Ltd. (a)	15,508	588,063
NIKE, Inc., Class B	19,708	1,461,151
Ralph Lauren Corp.	25,222	2,609,468
Tapestry, Inc.	501	16,909

		7,177,142

Tobacco 0.5%
Altria Group, Inc.	31,129	1,537,461
Philip Morris International, Inc.	27,709	1,849,853

		3,387,314

Trading Companies & Distributors 0.4%
United Rentals, Inc. (a)	12,351	1,266,348
W.W. Grainger, Inc.	4,964	1,401,635

		2,667,983

Total Common Stocks (Cost $651,688,958)		673,774,530

	Shares	Value
Exchange-Traded Funds 2.5%
SPDR S&P 500 ETF Trust	68,921	$17,224,736

Total Exchange-Traded Funds (Cost $17,322,286)		17,224,736

Short-Term Investment 0.1%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 2.18% (b)	643,810	643,810

Total Short-Term Investment (Cost $643,810)		643,810

Total Investments (Cost $669,655,054)	100.0%	691,643,076
Other Assets, Less Liabilities	0.0 ‡	255,433
Net Assets	100.0%	$691,898,509

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Current yield as of December 31, 2018.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$673,774,530	$—	$—	$673,774,530
Exchange-Traded Funds	17,224,736	—	—	17,224,736
Short-Term Investment
Affiliated Investment Company	643,810	—	—	643,810

Total Investments in Securities	$691,643,076	$—	$—	$691,643,076

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $669,011,244)	$690,999,266
Investment in affiliated investment company, at value (identified cost $643,810)	643,810
Cash	31
Receivables:
Dividends and Interest	838,923
Fund shares sold	118,500
Securities lending income	227

Total assets	692,600,757

Liabilities
Payables:
Manager (See Note 3)	321,286
Fund shares redeemed	246,037
NYLIFE Distributors (See Note 3)	51,739
Shareholder communication	35,800
Professional fees	33,095
Custodian	11,183
Trustees	821
Accrued expenses	2,287

Total liabilities	702,248

Net assets	$691,898,509

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$27,534
Additional paid-in capital	557,733,399

557,760,933
Total distributable earnings (loss)(1)	134,137,576

Net assets	$691,898,509

Initial Class
Net assets applicable to outstanding shares	$454,804,196

Shares of beneficial interest outstanding	18,026,230

Net asset value per share outstanding	$25.23

Service Class
Net assets applicable to outstanding shares	$237,094,313

Shares of beneficial interest outstanding	9,507,688

Net asset value per share outstanding	$24.94

(1)	See Note 11.

14	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividends-unaffiliated	$15,788,649
Securities lending	22,198
Dividends-affiliated	14,211
Interest	1,325

Total income	15,826,383

Expenses
Manager (See Note 3)	4,317,351
Distribution/Service—Service Class (See Note 3)	671,373
Shareholder communication	98,207
Professional fees	94,137
Trustees	18,068
Custodian	15,151
Miscellaneous	32,781

Total expenses	5,247,068

Net investment income (loss)	10,579,315

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	103,117,981
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(156,124,053)

Net realized and unrealized gain (loss) on investments	(53,006,072)

Net increase (decrease) in net assets resulting from operations	$(42,426,757)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$10,579,315	$12,227,733
Net realized gain (loss) on investments	103,117,981	75,371,979
Net change in unrealized appreciation (depreciation) on investments	(156,124,053)	84,236,244

Net increase (decrease) in net assets resulting from operations	(42,426,757)	171,835,956

Distributions to shareholders(1):
Initial Class	(58,346,116)
Service Class	(27,700,228)

	(86,046,344)

Dividends to shareholders from net investment income:
Initial Class		(8,252,137)
Service Class		(2,850,899)

		(11,103,036)

Distributions to shareholders from net realized gain on investments:
Initial Class		(24,991,358)
Service Class		(9,921,928)

		(34,913,286)

Total dividends and distributions to shareholders	(86,046,344)	(46,016,322)

Capital share transactions:
Net proceeds from sale of shares	163,997,932	80,620,307
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	86,046,344	46,016,322
Cost of shares redeemed	(337,318,691)	(117,112,201)

Increase (decrease) in net assets derived from capital share transactions	(87,274,415)	9,524,428

Net increase (decrease) in net assets	(215,747,516)	135,344,062

Net Assets
Beginning of year	907,646,025	772,301,963

End of year(2)	$691,898,509	$907,646,025

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 11).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $12,288,601 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 11). See Note 4 for tax basis of distributable earnings.

16	MainStay VP MacKay Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$29.75	$25.60	$25.43	$27.80	$24.58

Net investment income (loss) (a)	0.42	0.43	0.40	0.42	0.37

Net realized and unrealized gain (loss) on investments	(1.69)	5.30	1.82	(0.28)	3.19

Total from investment operations	(1.27)	5.73	2.22	0.14	3.56

Less dividends and distributions:

From net investment income	(0.49)	(0.39)	(0.40)	(0.38)	(0.34)

From net realized gain on investments	(2.76)	(1.19)	(1.65)	(2.13)	—

Total dividends and distributions	(3.25)	(1.58)	(2.05)	(2.51)	(0.34)

Net asset value at end of year	$25.23	$29.75	$25.60	$25.43	$27.80

Total investment return (b)	(5.84%)	22.83%	9.12%	0.85%	14.53%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.40%	1.53%	1.57%	1.55%	1.44%

Net expenses (c)	0.57%	0.57%	0.58%	0.57%	0.58%

Portfolio turnover rate	125%	98%	125%	112%	111%

Net assets at end of year (in 000’s)	$454,804	$639,120	$577,310	$580,635	$605,679

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$29.45	$25.37	$25.23	$27.61	$24.44

Net investment income (loss) (a)	0.35	0.35	0.33	0.35	0.31

Net realized and unrealized gain (loss) on investments	(1.68)	5.26	1.81	(0.27)	3.15

Total from investment operations	(1.33)	5.61	2.14	0.08	3.46

Less dividends and distributions:

From net investment income	(0.42)	(0.34)	(0.35)	(0.33)	(0.29)

From net realized gain on investments	(2.76)	(1.19)	(1.65)	(2.13)	—

Total dividends and distributions	(3.18)	(1.53)	(2.00)	(2.46)	(0.29)

Net asset value at end of year	$24.94	$29.45	$25.37	$25.23	$27.61

Total investment return (b)	(6.08%)	22.52%	8.85%	0.60%	14.25%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.17%	1.28%	1.32%	1.30%	1.19%

Net expenses (c)	0.82%	0.82%	0.83%	0.82%	0.83%

Portfolio turnover rate	125%	98%	125%	112%	111%

Net assets at end of year (in 000’s)	$237,094	$268,526	$194,992	$149,358	$141,170

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Common Stock Portfolio (formerly known as MainStay VP Common Stock Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 23, 1984. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

18	MainStay VP MacKay Common Stock Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

19

Notes to Financial Statements (continued)

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2018, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio did not have any portfolio securities on loan.

20	MainStay VP MacKay Common Stock Portfolio

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion. During the year ended December 31, 2018, the effective management fee rate was 0.54%.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $4,317,351.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$122,345	$(121,701)	$—	$—	$644	$14	$—	644

21

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$675,179,486	$53,735,521	$(37,271,931)	$16,463,590

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$22,500,977	$95,115,829	$57,180	$16,463,590	$134,137,576

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The deferred dividends from real estate investment trusts (“REITs”).

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$29,837,845	$56,208,499	$12,337,430	$33,678,892

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, were $999,109 and $1,161,677, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	3,972,204	$115,973,349
Shares issued to shareholders in reinvestment of dividends and distributions	1,983,971	58,346,116
Shares redeemed	(9,411,326)	(272,388,002)

Net increase (decrease)	(3,455,151)	$(98,068,537)

Year ended December 31, 2017:
Shares sold	310,430	$8,608,930
Shares issued to shareholders in reinvestment of dividends and distributions	1,189,286	33,243,495
Shares redeemed	(2,571,378)	(72,051,293)

Net increase (decrease)	(1,071,662)	$(30,198,868)

22	MainStay VP MacKay Common Stock Portfolio

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	1,624,167	$48,024,583
Shares issued to shareholders in reinvestment of dividends and distributions	952,396	27,700,228
Shares redeemed	(2,185,800)	(64,930,689)

Net increase (decrease)	390,763	$10,794,122

Year ended December 31, 2017:
Shares sold	2,607,706	$72,011,377
Shares issued to shareholders in reinvestment of dividends and distributions	461,308	12,772,827
Shares redeemed	(1,637,151)	(45,060,908)

Net increase (decrease)	1,431,863	$39,723,296

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2004, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court held that it would not lift the stay prior to further action from the Second Circuit.

23

Notes to Financial Statements (continued)

The court held that it would allow the Trustee to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. The court also expressed its intention to order all parties to participate in a global mediation.

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis

MainStay VP MacKay Common Stock Portfolio	$1,300,602	$1,174,184

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X

amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP MacKay Common Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Common Stock Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Common Stock Portfolio (formerly known as MainStay VP Common Stock Portfolio) (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Common Stock Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay Shields in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among

26	MainStay VP MacKay Common Stock Portfolio

other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and ongoing analysis of, and interactions with, MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life

Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay Shields believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged MacKay Shields’ continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and MacKay Shields and acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The

28	MainStay VP MacKay Common Stock Portfolio

Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

29

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

30

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

32	MainStay VP MacKay Common Stock Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP MacKay Common Stock Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802145	MSVPCS11-02/19 (NYLIAC) NI511

MainStay VP Balanced Portfolio

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]

Initial Class Shares	5/2/2005	–7.36%	3.95%	9.10%	0.76%
Service Class Shares	5/2/2005	–7.59	3.69	8.82	1.01

Benchmark Performance	One Year	Five Years	Ten Years

Russell Midcap® Value Index[2]	–12.29%	5.44%	13.03%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[3]	0.88	1.86	2.90
Balanced Composite Index[4]	–6.96	4.17	9.20
Morningstar Allocation—50% to 70% Equity Category Average[5]	–5.79	3.67	8.33

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

2.

The Russell Midcap® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

The Portfolio has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. Treasurys, government-related and investment-grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Portfolio has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index (60% weighted) and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (40% weighted). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$930.70	$3.65	$1,021.43	$3.82	0.75%

Service Class Shares	$1,000.00	$929.60	$4.86	$1,020.16	$5.09	1.00%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Balanced Portfolio

Portfolio Composition as of December 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of December 31, 2018 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 1.125%-3.125%, due 1/15/20–11/15/28

2.	Vanguard Mid-Cap Value ETF

3.	Federal Home Loan Bank, 1.70%–3.25%, due 5/15/20–11/16/28

4.	Federal Home Loan Mortgage Corporation, 1.25%–3.375%, due 1/25/19-9/28/23

5.	Fifth Third Bancorp
6.	Bank of America Corp.

7.	iShares Russell 1000 Value ETF

8.	Citigroup, Inc.

9.	Federal National Mortgage Association, 1.25%–1.875%, due 7/26/19–9/24/26

10.	JPMorgan Chase & Co.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s fixed-income Subadvisor; and Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s equity Subadvisor.

How did MainStay VP Balanced Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP Balanced Portfolio returned –7.36% for Initial Class shares and –7.59% for Service Class shares. Over the same period, both share classes outperformed the –12.29% return of the Russell Midcap® Value Index,1 which is the Portfolio’s primary benchmark, and underperformed the 0.88% return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index,1 which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2018, both share classes underperformed the –6.96% return of the Balanced Composite Index,1 which is an additional benchmark of the Portfolio, and the –5.79% return of the Morningstar Allocation—50% to 70% Equity Category Average.2

What factors affected the Portfolio’s performance relative to its benchmarks and peers during the reporting period?

In the equity portion of the Portfolio, stock selection was the primary driver of performance relative to the Russell Midcap® Value Index during the reporting period. Sector allocation detracted from relative performance in the equity portion of the Portfolio, but not enough to offset the positive impact of stock selection. The sectors of the equity portion of the Portfolio where stock selection was strongest were health care, consumer discretionary and energy. Stock selection was weakest in the information technology, real estate and materials sectors. Sector allocation effects in the equity portion of the Portfolio were most positive in information technology, industrials and financials, and sector allocation effects were weakest in utilities, energy and real estate.

In the fourth quarter of 2018, the equity portion of the Portfolio saw an abrupt rotation in style, size and investor risk-aversion that had a negative impact on the performance of our stock-selection model, particularly in predicting which stocks to own.

The fixed-income portion of the Portfolio had overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds, asset-backed securities and commercial mortgage-backed securities throughout the reporting period. During 2018, the asset-backed securities sector was the best-performing sector in the fixed-income portion of the Portfolio. Within the asset-backed securities sector, an allocation to collateralized loan obligations had the most positive impact on the relative performance of the fixed-income portion of the Portfolio, particularly during the first half of the reporting period. During the second half of the reporting period, an underweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in U.S. Treasury securities detracted from relative performance. Throughout the reporting period, the fixed-income portion of the Portfolio had a negative excess return3 relative to the fixed-income benchmark, driven by an overweight position in U.S. corporate bonds, particularly in the banking subsector.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the equity portion of the Portfolio did not use derivatives. Over the same period, the use of derivatives by the fixed-income portion of the Portfolio was limited to interest-rate derivatives used to keep the duration4 of the fixed-income portion of the Portfolio in line with the Subadvisor’s target. These interest-rate derivatives had a negative impact on the performance of the fixed-income portion of the Portfolio during the reporting period.

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the equity portion of the Portfolio and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. For more information on this change, see the supplement dated September 28, 2017. Effective May 4, 2018, AJ Rzad was added as a portfolio manager of the fixed-income portion of the Portfolio and Donald Serek no longer served as a portfolio manager of the Portfolio. Thomas J. Girard served as a portfolio manager of the Portfolio until June 2018. For more information on this change, please see the supplement dated May 4, 2018. Effective December 18, 2018, Andrew Ver Planck no longer served as a portfolio manager of the Portfolio and Mona Patni was added as a portfolio manager of the equity portion of the Portfolio. For more information on this change, please refer to the supplement dated December 18, 2018.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Allocation—50% to 70% Equity Category Average.
3.

The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP Balanced Portfolio

During the reporting period, which sectors were the strongest positive contributors to relative performance in the equity portion of Portfolio and which sectors were particularly weak?

During the reporting period, the sectors that made the greatest positive contributions to the performance of the equity portion of the Portfolio relative to the Russell Midcap® Value Index were health care, consumer discretionary and industrials. (Contributions take weightings and total returns into account.) Over the same period, the sectors that detracted the most from the relative performance of the equity portion of the Portfolio were real estate, information technology and utilities.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

The stocks that made the most substantial positive contributions to the absolute performance of the equity portion of the Portfolio during the reporting period were social networking platform Twitter, software company Dell Technologies and petroleum refiner Andeavor. The stocks that detracted the most from the absolute performance of the equity portion of the Portfolio during the reporting period were consumer bank Synchrony Financial, petroleum & natural gas producer Chesapeake Energy, and mining company Freeport-McMoRan.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the largest initial purchase in the equity portion of the Portfolio was in life sciences company Agilent Technologies. Over the same period, the position that saw the largest increase in the equity portion of the Portfolio was in real estate investment trust (REIT) Ventas. The largest position that the equity portion of the Portfolio exited entirely during the reporting period was in mining company Freeport-McMoRan, and the position that saw the most substantial decrease in size was in computer parts manufacturer Western Digital.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

Relative to the Russell Midcap® Value Index, the equity portion of the Portfolio saw its most substantial weighting increases during the reporting period in health care and communication services. Over the same period, the most substantial decreases in relative sector weightings in the equity portion of the Portfolio were in materials and financials.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, the equity portion of the Portfolio held its most substantially overweight sector positions relative to the Russell Midcap® Value Index in health care and communication services. As of the same date, the equity portion of the Portfolio held its most substantially underweight sector positions relative to the Index in real estate and utilities.

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period? Please include the Portfolio’s duration at the end of the reporting period.

During the reporting period, the fixed-income portion of the Portfolio maintained a duration that was relatively close to the duration of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index. There were several occasions where the duration of the fixed-income portion of the Portfolio was longer than that of the benchmark. This strategy had a negative impact on the performance of the fixed-income portion of the Portfolio. There was one occasion toward the latter part of the third quarter of 2018 during which the duration of the fixed-income portion of the Portfolio was shorter than the duration of the benchmark. This strategy had a slightly positive impact on the performance of the fixed-income portion of the Portfolio. As of December 31, 2018, the effective duration of the fixed-income portion of the Portfolio was 3.89 years, which compared to a duration of 3.88 years for the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities throughout the reporting period. During the first half of the reporting period, investment-grade corporate bond yields moved higher, driven by an active new issue calendar and an increase in market volatility. During this portion of the reporting period, the fixed-income portion of the Portfolio increased the degree to which it was overweight in the corporate sector to take advantage of the higher yields. During the second half of the reporting period, the fixed-income portion of the Portfolio reduced its overweight position in the corporate sector. The decrease was driven by what we viewed as the sector’s deteriorating supply/demand outlook. Several weakening macro-economic factors also influenced the decision, among them a significant drop in the price of oil, political dysfunction in Washington and uncertainty regarding the Federal Reserve’s evolving monetary

9

policy. Throughout the reporting period, the fixed-income portion of the Portfolio added to its overweight positions in asset-backed securities and commercial mortgage-backed securities. As of December 31, 2018, the fixed-income portion of the Portfolio continued to hold overweight positions in these sectors because of yield dynamics that we found favorable and credit quality that we viewed as superior.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

During the reporting period, positioning in collateralized loan obligations rated Aaa5 had the greatest positive impact on the absolute performance of the fixed-income portion of the Portfolio. An overweight position in the U.S. government agencies sector also contributed positively to the absolute performance of the fixed-income portion of the Portfolio. In the corporate sector, overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the financials and industrials subsectors detracted from the absolute performance of the fixed-income portion of the Portfolio. In the U.S. Treasury sector, an underweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index during the reporting period also detracted from the absolute performance of the fixed-income portion of the Portfolio.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio generally sought to purchase corporate bonds during periods of market weakness. As the market stabilized, the fixed-income portion of the Portfolio sold corporate bonds to reduce the degree to which it was overweight relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

The fixed-income portion of the Portfolio held overweight allocations to commercial mortgage-backed securities and asset-backed securities. Throughout the reporting period, the fixed-income portion of the Portfolio increased the degree to which these allocations were overweight relative to the fixed-income benchmark. In the commercial mortgage-backed sector, the fixed-income portion of the Portfolio added Aaa securities to take advantage of their high quality and a yield profile that we found attractive. In the asset-backed securities sector, the fixed-income portion of the Portfolio increased its overweight position in subcomponents that offered substantial additional yield, such as whole-business securitizations. During the second half of the reporting period, the fixed-income portion of the Portfolio reduced its overweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds. The reduction in overweight exposure was primarily concentrated in the banking and consumer cyclical subsectors. The decrease was driven by negative supply/demand technicals that we believed could be detrimental to the performance of the fixed-income portion of the Portfolio. Throughout the reporting period, the fixed-income portion of the Portfolio decreased its weighting in U.S. Treasury securities to fund our purchases in spread assets.6

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, the fixed-income portion of the Portfolio held an overweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds. Within the corporate sector, the fixed-income portion of the Portfolio held overweight positions in financials, industrials and utilities. As of the same date, the fixed-income portion of the Portfolio also held overweight positions in asset-backed securities, commercial mortgage-backed securities and U.S. government agencies. The largest overweight allocation in spread assets at the end of the reporting period was in the asset-backed securities sector.

As of December 31, 2018, the fixed-income portion of the Portfolio held underweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in the sovereign, supranational, foreign agency and foreign local government sectors.

As of December 31, 2018, the fixed-income portion of the Portfolio maintained a duration that was nearly equal to the duration of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

5.

Obligations rated ‘Aaa’ by Moody’s Investors Service are judged by Moody’s to be of the highest quality, with minimal risk. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

6.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread assets” refers to securities or asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Balanced Portfolio

Portfolio of Investments December 31, 2018

	Principal Amount	Value
Long-Term Bonds 33.5%† Asset-Backed Securities 3.1%
Auto Floor Plan Asset-Backed Securities 0.0%‡
NextGear Floorplan Master Owner Trust Series 2017-2A, Class A2 2.56%, due 10/17/22 (a)	$100,000	$99,072

Automobile 0.1%
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, due 3/25/20 (a)	200,000	199,537
Volkswagen Auto Loan Enhanced Trust Series 2018-1, Class A3 3.02%, due 11/21/22	133,000	133,025

		332,562

Other Asset-Backed Securities 3.0%
AIMCO CLO (a)(b)
Series 2018-AA, Class A 3.469% (3 Month LIBOR + 1.02%), due 4/17/31	500,000	487,788
Series 2017-AA, Class A 3.729% (3 Month LIBOR + 1.26%), due 7/20/29	250,000	248,151
Apidos CLO Series 2015-21A, Class A1R 3.375% (3 Month LIBOR + 0.93%), due 7/18/27 (a)(b)	400,000	396,903
Apidos CLO XXV Series 2016-25A, Class A1R 3.759% (3 Month LIBOR + 1.17%), due 10/20/31 (a)(b)	400,000	393,818
Ares XXIX CLO, Ltd. Series 2014-1A, Class A1R 3.639% (3 Month LIBOR + 1.19%), due 4/17/26 (a)(b)	160,296	159,906
Benefit Street Partners CLO, Ltd. Series 2015-VIIA, Class A1AR 3.225% (3 Month LIBOR + 0.78%), due 7/18/27 (a)(b)	250,000	246,709
Canyon Capital CLO, Ltd. Series 2015-1A, Class AS 3.686% (3 Month LIBOR + 1.25%), due 4/15/29 (a)(b)	440,000	435,683
Capital Automotive REIT Series 2017-1A, Class A1 3.87%, due 4/15/47 (a)	196,667	196,703
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 3.707% (3 Month LIBOR + 1.23%), due 7/23/30 (a)(b)	750,000	741,699

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Domino’s Pizza Master Issuer LLC Series 2017-1A, Class A2II 3.082%, due 7/25/47 (a)	$1,283,750	$1,250,758
Dryden Senior Loan Fund (a)(b)
Series 2018-64A, Class A 3.415% (3 Month LIBOR + 0.97%), due 4/18/31	250,000	243,829
Series 2014-33A, Class AR 3.866% (3 Month LIBOR + 1.43%), due 10/15/28	250,000	250,000
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A 2.69%, due 3/25/30 (a)	142,274	140,617
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	98,500	99,280
Galaxy XXII CLO, Ltd. Series 2016-22A, Class A1R 3.436% (3 Month LIBOR + 1.00%), due 7/16/28 (a)(b)	250,000	246,532
Highbridge Loan Management, Ltd. Series 2016-6A, Class A1R 3.582% (3 Month LIBOR + 1.00%), due 2/5/31 (a)(b)	250,000	243,914
Hilton Grand Vacations Trust Series 2018-AA, Class A 3.54%, due 2/25/32 (a)	381,078	382,326
HPS Loan Management, Ltd. Series 2011-A17, Class A 3.852% (3 Month LIBOR + 1.26%), due 5/6/30 (a)(b)	850,000	844,323
LCM, Ltd. Partnership Series 2015-A, Class AR 3.709% (3 Month LIBOR + 1.24%), due 7/20/30 (a)(b)	350,000	346,618
Magnetite XVIII, Ltd. Series 2016-18A, Class AR 3.696% (3 Month LIBOR + 1.08%), due 11/15/28 (a)(b)	400,000	394,968
Neuberger Berman CLO XIV, Ltd. Series 2013-14A, Class AR 3.759% (3 Month LIBOR + 1.25%), due 1/28/30 (a)(b)	390,000	387,528
Octagon Investment Partners 30, Ltd. Series 2017-1A, Class A1 3.789% (3 Month LIBOR + 1.32%), due 3/17/30 (a)(b)	350,000	347,195
Palmer Square Loan Funding, Ltd. Series 2018-4A, Class A1 3.15% (3 Month LIBOR + 0.90%), due 11/15/26 (a)(b)	300,000	297,189

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Regatta VI Funding, Ltd. Series 2016-1A, Class AR 3.549% (3 Month LIBOR + 1.08%), due 7/20/28 (a)(b)	$400,000	$395,413
SoFi Professional Loan Program Trust Series 2018-D, Class A1FX 3.12%, due 2/25/48 (a)	188,868	188,858
Sound Point CLO XVI, Ltd. Series 2017-2A, Class A 3.77% (3 Month LIBOR + 1.28%), due 7/25/30 (a)(b)	450,000	446,854
Taco Bell Funding, LLC Series 2018-1A, Class A2I 4.318%, due 11/25/48 (a)	400,000	404,936
THL Credit Wind River CLO, Ltd. Series 2017-4A, Class A 3.795% (3 Month LIBOR + 1.15%), due 11/20/30 (a)(b)	250,000	245,772
TIAA CLO III, Ltd. Series 2017-2A, Class A 3.586% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(b)	350,000	343,071
Treman Park CLO, Ltd. Series 2015-1A, Class ARR 3.535% (3 Month LIBOR + 1.07%), due 10/20/28 (a)(b)	400,000	395,861

		11,203,202

Total Asset-Backed Securities (Cost $11,765,056)		11,634,836

Corporate Bonds 14.8%
Aerospace & Defense 0.3%
BAE Systems PLC 4.75%, due 10/11/21 (a)	1,050,000	1,084,100

Auto Manufacturers 0.9%
Daimler Finance North America LLC (a)
2.85%, due 1/6/22	1,000,000	976,767
3.75%, due 11/5/21	425,000	426,449
Ford Motor Credit Co. LLC 4.25%, due 9/20/22	620,000	594,361
General Motors Financial Co., Inc. 4.35%, due 4/9/25	500,000	473,728
Volkswagen Group of America Finance LLC 4.00%, due 11/12/21 (a)	725,000	724,550

		3,195,855

	Principal Amount	Value
Banks 4.7%
Bank of America Corp.
3.864%, due 7/23/24 (c)	$250,000	$249,404
4.45%, due 3/3/26	1,500,000	1,482,893
BB&T Corp. 3.75%, due 12/6/23	850,000	857,152
BNP Paribas S.A. 3.375%, due 1/9/25 (a)	300,000	282,323
Capital One Financial Corp. 3.80%, due 1/31/28	450,000	415,873
Citigroup, Inc.
4.044%, due 6/1/24 (c)	350,000	350,982
4.60%, due 3/9/26	1,250,000	1,233,676
Cooperatieve Rabobank UA 4.375%, due 8/4/25	1,000,000	982,160
Credit Agricole S.A. (a)
3.25%, due 10/4/24	500,000	467,492
3.375%, due 1/10/22	250,000	245,908
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	865,000	858,690
Discover Bank 3.20%, due 8/9/21	850,000	841,169
Fifth Third Bancorp 4.30%, due 1/16/24	1,250,000	1,264,583
Goldman Sachs Group, Inc.
2.905%, due 7/24/23 (c)	500,000	476,288
3.85%, due 1/26/27	475,000	446,807
HSBC Holdings PLC 3.426% (3 Month LIBOR + 0.65%), due 9/11/21 (b)	900,000	888,101
JPMorgan Chase & Co. 3.875%, due 9/10/24	1,500,000	1,475,963
Lloyds Banking Group PLC 2.907%, due 11/7/23 (c)	1,000,000	946,933
Morgan Stanley
3.625%, due 1/20/27	250,000	237,599
4.10%, due 5/22/23	375,000	375,542
4.35%, due 9/8/26	595,000	578,224
Santander UK Group Holdings PLC 4.796%, due 11/15/24 (c)	750,000	744,706
Santander UK PLC 3.40%, due 6/1/21	200,000	199,024
UBS Group Funding Switzerland A.G. 4.125%, due 4/15/26 (a)	750,000	745,170
Wells Fargo Bank N.A. 3.625%, due 10/22/21	600,000	603,551

		17,250,213

Beverages 0.3%
Anheuser-Busch InBev Worldwide, Inc. 4.00%, due 4/13/28	1,075,000	1,028,274

12	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials 0.5%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	$850,000	$846,856
Masco Corp. 4.45%, due 4/1/25	850,000	851,579

		1,698,435

Chemicals 0.4%
Dow Chemical Co. 4.80%, due 11/30/28 (a)	500,000	508,733
Mosaic Co. 4.05%, due 11/15/27	300,000	284,529
NewMarket Corp. 4.10%, due 12/15/22	400,000	409,620
NOVA Chemicals Corp. 5.00%, due 5/1/25 (a)	210,000	189,000

		1,391,882

Diversified Financial Services 0.1%
Discover Financial Services 5.20%, due 4/27/22	25,000	25,936
TD Ameritrade Holding Corp. 2.95%, due 4/1/22	300,000	296,782

		322,718

Electric 1.7%
Arizona Public Service Co. 2.20%, due 1/15/20	250,000	248,799
Commonwealth Edison Co. 3.10%, due 11/1/24	400,000	390,715
DTE Electric Co. 2.65%, due 6/15/22	750,000	731,965
Electricite de France S.A. 2.35%, due 10/13/20 (a)	1,500,000	1,478,538
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	750,000	730,647
Entergy Corp. 4.00%, due 7/15/22	750,000	756,586
Evergy, Inc. 4.85%, due 6/1/21	280,000	287,271
Exelon Corp. 2.85%, due 6/15/20	425,000	421,632
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	500,000	505,230
Kansas City Power & Light Co. 7.15%, due 4/1/19	250,000	252,562
WEC Energy Group, Inc. 3.375%, due 6/15/21	350,000	349,780

		6,153,725

	Principal Amount	Value
Food 0.1%
Conagra Brands, Inc. 4.85%, due 11/1/28	$350,000	$344,180
Ingredion, Inc. 4.625%, due 11/1/20	175,000	178,131

		522,311

Forest Products & Paper 0.2%
Fibria Overseas Finance, Ltd. 4.00%, due 1/14/25	375,000	353,625
Suzano Austria GmbH 6.00%, due 1/15/29 (a)	250,000	255,125

		608,750

Health Care—Products 0.3%
Becton Dickinson & Co. 2.894%, due 6/6/22	1,213,000	1,174,815

Health Care—Services 0.3%
Cigna Corp. 4.125%, due 11/15/25 (a)	725,000	723,979
Laboratory Corp. of America Holdings 3.25%, due 9/1/24	575,000	550,316

		1,274,295

Insurance 0.2%
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (a)	725,000	751,232

Iron & Steel 0.2%
Carpenter Technology Corp. 4.45%, due 3/1/23	125,000	121,455
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	700,000	707,905

		829,360

Media 0.1%
Comcast Corp. 4.15%, due 10/15/28	500,000	507,716

Mining 0.2%
Anglo American Capital PLC 4.875%, due 5/14/25 (a)	275,000	270,109
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	610,000	612,494

		882,603

Multi-National 0.2%
International Bank for Reconstruction & Development
2.00%, due 10/30/20	600,000	592,867
3.05%, due 9/13/21	325,000	325,181

		918,048

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas 0.8%
Anadarko Petroleum Corp. 4.85%, due 3/15/21	$797,000	$816,032
Cenovus Energy, Inc. 4.25%, due 4/15/27	1,000,000	910,822
Helmerich & Payne, Inc. 4.65%, due 3/15/25 (a)	400,000	407,862
Nabors Industries, Inc. 5.00%, due 9/15/20	540,000	519,553
Petroleos Mexicanos
3.50%, due 1/30/23	100,000	90,500
4.875%, due 1/24/22	75,000	73,013
5.35%, due 2/12/28	50,000	43,625

		2,861,407

Packaging & Containers 0.2%
WRKCo., Inc. 3.75%, due 3/15/25 (a)	675,000	662,340

Pharmaceuticals 0.1%
Bayer U.S. Finance II LLC 3.875%, due 12/15/23 (a)	425,000	417,290

Pipelines 0.9%
Buckeye Partners, L.P. 4.15%, due 7/1/23	1,000,000	972,695
Energy Transfer Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	850,000	884,404
Enterprise Products Operating LLC 2.80%, due 2/15/21	150,000	148,426
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	895,000	916,941
ONEOK, Inc. 4.55%, due 7/15/28	200,000	197,400
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	175,000	168,288

		3,288,154

Real Estate Investment Trusts 0.7%
Highwoods Realty, L.P. 3.625%, due 1/15/23	1,000,000	988,206
Realty Income Corp. 3.25%, due 10/15/22	475,000	470,372
VEREIT Operating Partnership, L.P. 4.875%, due 6/1/26	1,000,000	999,578

		2,458,156

Retail 0.2%
CVS Health Corp. 4.30%, due 3/25/28	970,000	948,281

	Principal Amount	Value
Road & Rail 0.0%‡
Wabtec Corp. 4.70%, due 9/15/28	$14,000	$13,130

Software 0.5%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	1,075,000	1,038,109
Fiserv, Inc.
4.20%, due 10/1/28	475,000	474,048
4.75%, due 6/15/21	200,000	206,000

		1,718,157

Telecommunications 0.7%
AT&T, Inc.
3.95%, due 1/15/25	237,000	231,752
4.10%, due 2/15/28	750,000	721,182
Telefonica Emisiones SAU 4.103%, due 3/8/27	495,000	475,497
Verizon Communications, Inc. 3.50%, due 11/1/24	1,100,000	1,084,905

		2,513,336

Total Corporate Bonds (Cost $55,525,833)		54,474,583

Foreign Government Bonds 0.1%
Poland 0.0%‡
Republic of Poland Government International Bond 5.00%, due 3/23/22	50,000	52,585

Russia 0.1%
Russian Federation 3.50%, due 1/16/19 (a)	400,000	399,635

Total Foreign Government Bonds (Cost $449,716)		452,220

Mortgage-Backed Securities 1.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.8%
Bank Series 2017-BNK5, Class A2 2.987%, due 6/15/60	300,000	298,115
Series 2018-BN14, Class A2 4.128%, due 9/15/60	400,000	416,140
Benchmark Mortgage Trust
Series 2018-B1, Class A2 3.571%, due 1/15/51	200,000	201,973
Series 2018-B2, Class A2 3.662%, due 2/15/51	150,000	152,040

14	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
CD Mortgage Trust Series 2017-CD4, Class A2 3.03%, due 5/10/50	$600,000	$599,345
CFCRE Commercial Mortgage Trust Series 2017-C8, Class A2 2.982%, due 6/15/50	900,000	891,533
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	100,000	102,143
DBJPM Mortgage Trust Series 2017-C6, Class A2 2.917%, due 6/10/50	800,000	790,169
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	200,000	200,543
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	60,130	60,017
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C13, Class A2 2.936%, due 11/15/46	50,275	50,030
Series 2017-C33, Class A2 3.14%, due 5/15/50	1,000,000	1,000,251
Series 2013-C12, Class A4 4.259%, due 10/15/46 (d)	300,000	311,602
Morgan Stanley Capital I Trust Series 2017-H1, Class A2 3.089%, due 6/15/50	900,000	903,636
UBS Commercial Mortgage Trust Series 2018-C8, Class A2 3.713%, due 2/15/51	500,000	508,425
Wells Fargo Commercial Mortgage Trust Series 2016-C33, Class AS 3.749%, due 3/15/59	100,000	99,482

Total Mortgage-Backed Securities (Cost $6,757,202)		6,585,444

U.S. Government & Federal Agencies 13.7%
Federal Farm Credit Bank 0.1%
2.875%, due 5/26/21	225,000	226,443

Federal Home Loan Bank 1.1%
1.70%, due 5/15/20	500,000	494,248
2.30%, due 1/26/21	475,000	472,197
2.50%, due 12/10/27	1,050,000	992,019
2.51%, due 12/29/22	400,000	395,824

	Principal Amount	Value
Federal Home Loan Bank (continued)
3.00%, due 10/12/21	$550,000	$557,016
3.00%, due 3/10/28	300,000	297,524
3.25%, due 11/16/28	800,000	813,496

		4,022,324

Federal Home Loan Mortgage Corporation 0.7%
1.25%, due 8/15/19	350,000	346,899
1.35%, due 1/25/19	600,000	599,637
2.753%, due 1/30/23	400,000	398,864
3.32%, due 6/14/23	375,000	375,113
3.35%, due 7/26/23	300,000	300,033
3.35%, due 9/28/23	375,000	375,345
3.375%, due 8/16/23	375,000	375,092

		2,770,983

Federal National Mortgage Association 0.6%
1.25%, due 7/26/19	450,000	446,494
1.875%, due 9/24/26	1,725,000	1,605,028

		2,051,522

Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.5%
2.125%, due 4/24/26	500,000	476,251
2.875%, due 9/12/23	1,350,000	1,365,895

		1,842,146

United States Treasury Notes 10.7%
1.125%, due 2/28/21	700,000	679,793
1.375%, due 1/15/20	6,100,000	6,023,035
1.875%, due 4/30/22	1,000,000	980,859
1.875%, due 9/30/22	300,000	293,473
2.125%, due 3/31/24	150,000	147,041
2.25%, due 2/15/21	3,000,000	2,983,711
2.25%, due 11/15/25	400,000	391,172
2.375%, due 4/15/21	1,225,000	1,221,937
2.625%, due 5/15/21	1,500,000	1,504,805
2.625%, due 12/31/23	3,550,000	3,568,582
2.75%, due 4/30/23	3,825,000	3,864,296
2.75%, due 2/28/25	200,000	202,023
2.75%, due 6/30/25	1,625,000	1,641,377
2.875%, due 10/31/20	9,325,000	9,383,281
2.875%, due 11/15/21	3,400,000	3,437,852
2.875%, due 4/30/25	100,000	101,734
2.875%, due 5/31/25	450,000	457,752
2.875%, due 11/30/25	650,000	661,654
3.00%, due 9/30/25	1,200,000	1,230,797
3.125%, due 11/15/28	710,000	736,459

		39,511,633

Total U.S. Government & Federal Agencies (Cost $50,190,737)		50,425,051

Total Long-Term Bonds (Cost $124,688,544)		123,572,134

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks 62.4%
Aerospace & Defense 0.6%
General Dynamics Corp.	2,851	$448,206
Lockheed Martin Corp.	1,660	434,654
Textron, Inc.	19,357	890,229
United Technologies Corp.	4,009	426,878

		2,199,967

Airlines 1.0%
Alaska Air Group, Inc.	6,042	367,656
American Airlines Group, Inc.	460	14,770
Delta Air Lines, Inc.	11,480	572,852
JetBlue Airways Corp. (e)	44,734	718,428
Southwest Airlines Co.	12,256	569,659
United Continental Holdings, Inc. (e)	15,964	1,336,666

		3,580,031

Auto Components 0.2%
Garrett Motion, Inc. (e)	42,818	528,374
Goodyear Tire & Rubber Co.	14,222	290,271

		818,645

Automobiles 0.3%
Ford Motor Co.	63,292	484,184
General Motors Co.	13,302	444,952
Harley-Davidson, Inc.	7,363	251,225

		1,180,361

Banks 2.6%
Bank of America Corp.	24,843	612,132
Bank OZK	26,139	596,753
BB&T Corp.	10,512	455,380
CIT Group, Inc.	18,097	692,572
Citigroup, Inc.	11,272	586,820
Citizens Financial Group, Inc.	7,426	220,775
Comerica, Inc.	14,410	989,823
East West Bancorp, Inc.	5,338	232,363
Fifth Third Bancorp	49,887	1,173,841
First Citizens BancShares, Inc., Class A	1,770	667,378
First Republic Bank	90	7,821
JPMorgan Chase & Co.	5,439	530,955
KeyCorp	5,750	84,985
M&T Bank Corp.	2,058	294,562
PNC Financial Services Group, Inc.	3,981	465,419
Regions Financial Corp.	3,270	43,753
SunTrust Banks, Inc.	15,411	777,331
Texas Capital Bancshares, Inc. (e)	5,511	281,557
U.S. Bancorp	9,823	448,911
Wells Fargo & Co.	11,523	530,980

		9,694,111

Beverages 0.3%
Coca-Cola Co.	9,607	454,891
Molson Coors Brewing Co., Class B	586	32,910
PepsiCo., Inc.	4,793	529,531

		1,017,332

	Shares	Value
Biotechnology 0.7%
Alexion Pharmaceuticals, Inc. (e)	4,379	$426,339
Amgen, Inc.	3,249	632,483
Biogen, Inc. (e)	2,062	620,497
Gilead Sciences, Inc.	9,375	586,406
United Therapeutics Corp. (e)	3,175	345,758

		2,611,483

Building Products 0.3%
Johnson Controls International PLC	16,863	499,988
Masco Corp.	333	9,737
Resideo Technologies, Inc. (e)	23,501	482,945

		992,670

Capital Markets 1.9%
Ameriprise Financial, Inc.	9,751	1,017,712
Bank of New York Mellon Corp.	11,471	539,940
BlackRock, Inc.	1,210	475,312
CME Group, Inc.	2,932	551,568
E*TRADE Financial Corp.	7,821	343,186
Goldman Sachs Group, Inc.	2,706	452,037
Intercontinental Exchange, Inc.	7,146	538,308
Lazard, Ltd., Class A	11,485	423,911
Legg Mason, Inc.	24,731	630,888
Morgan Stanley	11,638	461,447
Nasdaq, Inc.	6,600	538,362
Northern Trust Corp.	4,528	378,496
Raymond James Financial, Inc.	1,903	141,602
State Street Corp.	8,689	548,015

		7,040,784

Chemicals 1.7%
Air Products & Chemicals, Inc.	3,463	554,253
Cabot Corp.	3,208	137,752
Celanese Corp.	6,147	553,046
CF Industries Holdings, Inc.	22,278	969,316
DowDuPont, Inc.	8,878	474,796
Ecolab, Inc.	3,115	458,995
Huntsman Corp.	8,541	164,756
Linde PLC	2,945	459,538
LyondellBasell Industries N.V., Class A	7,371	612,972
Mosaic Co.	31,897	931,711
Olin Corp.	9,045	181,895
PPG Industries, Inc.	4,800	490,704
RPM International, Inc.	394	23,159
Scotts Miracle-Gro Co.	2,131	130,971

		6,143,864

Commercial Services & Supplies 0.7%
ADT, Inc.	68,686	412,803
Clean Harbors, Inc. (e)	12,275	605,771
Republic Services, Inc.	14,341	1,033,843
Waste Management, Inc.	6,010	534,830

		2,587,247

16	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Communications Equipment 0.5%
Cisco Systems, Inc.	12,167	$527,196
EchoStar Corp., Class A (e)	8,308	305,070
Juniper Networks, Inc.	33,168	892,551
Motorola Solutions, Inc.	1,318	151,622

		1,876,439

Consumer Finance 0.8%
American Express Co.	4,595	437,995
Capital One Financial Corp.	7,033	531,625
Discover Financial Services	14,141	834,036
Synchrony Financial	42,363	993,836

		2,797,492

Containers & Packaging 0.9%
Ball Corp.	33,004	1,517,524
Berry Global Group, Inc. (e)	6,046	287,366
International Paper Co.	21,696	875,651
Owens-Illinois, Inc. (e)	18,751	323,267
Silgan Holdings, Inc.	12,530	295,959
Sonoco Products Co.	36	1,913
WestRock Co.	4,049	152,890

		3,454,570

Distributors 0.2%
Genuine Parts Co.	7,813	750,204

Diversified Consumer Services 0.6%
Graham Holdings Co., Class B	1,595	1,021,725
H&R Block, Inc.	27,558	699,147
Service Corporation International	9,917	399,258

		2,120,130

Diversified Financial Services 0.2%
Berkshire Hathaway, Inc., Class B (e)	3,093	631,529

Diversified Telecommunication Services 0.4%
AT&T, Inc.	18,019	514,262
CenturyLink, Inc.	26,426	400,354
Verizon Communications, Inc.	9,633	541,567

		1,456,183

Electric Utilities 2.4%
American Electric Power Co., Inc.	6,938	518,546
Avangrid, Inc.	307	15,378
Duke Energy Corp.	5,295	456,959
Edison International	7,409	420,609
Entergy Corp.	7,892	679,265
Evergy, Inc.	1,565	88,845
Eversource Energy	7,295	474,467
Exelon Corp.	11,704	527,850
FirstEnergy Corp.	8,500	319,175
NextEra Energy, Inc.	2,637	458,363

	Shares	Value
Electric Utilities (continued)
OGE Energy Corp.	38,000	$1,489,220
PG&E Corp. (e)	12,460	295,925
Pinnacle West Capital Corp.	9,362	797,642
PPL Corp.	22,945	650,032
Southern Co.	11,774	517,114
Xcel Energy, Inc.	23,485	1,157,106

		8,866,496

Electrical Equipment 0.7%
Acuity Brands, Inc.	6,224	715,449
Eaton Corp. PLC	7,782	534,312
Emerson Electric Co.	9,165	547,609
Regal Beloit Corp.	9,319	652,796

		2,450,166

Electronic Equipment, Instruments & Components 0.9%
Avnet, Inc.	17,323	625,360
Coherent, Inc. (e)	2,857	302,013
Corning, Inc.	49,615	1,498,869
FLIR Systems, Inc.	4,577	199,283
Jabil, Inc.	30,964	767,598
Keysight Technologies, Inc. (e)	1,157	71,827

		3,464,950

Energy Equipment & Services 0.4%
Baker Hughes, a GE Co.	21,878	470,377
Patterson-UTI Energy, Inc.	55,043	569,695
RPC, Inc.	3,079	30,390
Schlumberger, Ltd.	12,268	442,629

		1,513,091

Entertainment 1.1%
Cinemark Holdings, Inc.	18,049	646,154
Lions Gate Entertainment Corp., Class A	37,713	607,179
Twenty-First Century Fox, Inc.
Class A	10,989	528,791
Class B	11,052	528,065
Viacom, Inc.
Class A	10,815	300,765
Class B	33,953	872,592
Walt Disney Co.	5,553	608,886

		4,092,432

Equity Real Estate Investment Trusts 6.5%
American Campus Communities, Inc.	8,420	348,504
American Homes 4 Rent, Class A	28,692	569,536
Apartment Investment & Management Co., Class A	14,908	654,163
Apple Hospitality REIT, Inc.	27,929	398,268
AvalonBay Communities, Inc.	5,654	984,079
Boston Properties, Inc.	1,704	191,785
Brixmor Property Group, Inc.	39,965	587,086
Camden Property Trust	4,664	410,665

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (continued)
Colony Capital, Inc.	125,282	$586,320
Corporate Office Properties Trust	15,337	322,537
Crown Castle International Corp.	4,196	455,811
Digital Realty Trust, Inc.	3,297	351,295
Empire State Realty Trust, Inc., Class A	13,925	198,153
EPR Properties	10,685	684,161
Equity Residential	18,364	1,212,208
Essex Property Trust, Inc.	2,607	639,262
HCP, Inc.	37,770	1,054,916
Healthcare Trust of America, Inc., Class A	24,313	615,362
Highwoods Properties, Inc.	117	4,527
Hospitality Properties Trust	28,009	668,855
Host Hotels & Resorts, Inc.	60,095	1,001,784
Kimco Realty Corp.	26,128	382,775
Lamar Advertising Co., Class A	8,156	564,232
Liberty Property Trust	262	10,973
Medical Properties Trust, Inc.	47,661	766,389
Mid-America Apartment Communities, Inc.	5,501	526,446
National Retail Properties, Inc.	7,735	375,225
Omega Healthcare Investors, Inc.	22,299	783,810
Outfront Media, Inc.	17,271	312,950
Park Hotels & Resorts, Inc.	27,347	710,475
Prologis, Inc.	7,414	435,350
Rayonier, Inc.	21,209	587,277
Realty Income Corp.	7,032	443,297
Retail Properties of America, Inc., Class A	14,401	156,251
Senior Housing Properties Trust	52,290	612,839
Simon Property Group, Inc.	3,062	514,385
Store Capital Corp.	11,601	328,424
UDR, Inc.	10,671	422,785
Uniti Group, Inc.	39,530	615,482
Ventas, Inc.	23,041	1,349,972
VEREIT, Inc.	90,002	643,514
Welltower, Inc.	19,101	1,325,800
Weyerhaeuser Co.	7,452	162,901

		23,970,829

Food & Staples Retailing 0.9%
Casey’s General Stores, Inc.	5,614	719,378
Kroger Co.	50,720	1,394,800
Walgreens Boots Alliance, Inc.	8,054	550,330
Walmart, Inc.	6,674	621,683

		3,286,191

Food Products 1.3%
Archer-Daniels-Midland Co.	9,739	399,007
Conagra Brands, Inc.	14,796	316,042
General Mills, Inc.	14,606	568,758
Hormel Foods Corp.	457	19,505
Ingredion, Inc.	1,512	138,197
J.M. Smucker Co.	308	28,795

	Shares	Value
Food Products (continued)
Kraft Heinz Co.	10,059	$432,939
McCormick & Co., Inc.	869	120,999
Mondelez International, Inc., Class A	11,016	440,970
Pilgrim’s Pride Corp. (e)	35,797	555,211
Post Holdings, Inc. (e)	2,513	223,984
TreeHouse Foods, Inc. (e)	12,639	640,924
Tyson Foods, Inc., Class A	15,984	853,546

		4,738,877

Gas Utilities 0.3%
Atmos Energy Corp.	2,620	242,927
UGI Corp.	16,792	895,853

		1,138,780

Health Care Equipment & Supplies 1.7%
Abbott Laboratories	7,649	553,252
Baxter International, Inc.	8,233	541,896
Becton, Dickinson and Co.	2,080	468,666
Boston Scientific Corp. (e)	13,530	478,150
Cooper Cos., Inc.	159	40,465
Danaher Corp.	5,322	548,805
Hill-Rom Holdings, Inc.	12,388	1,096,957
Hologic, Inc. (e)	16,649	684,274
Medtronic PLC	5,826	529,933
STERIS PLC	8,200	876,170
Zimmer Biomet Holdings, Inc.	3,611	374,533

		6,193,101

Health Care Providers & Services 1.9%
Anthem, Inc.	1,789	469,845
Cardinal Health, Inc.	23,945	1,067,947
Centene Corp. (e)	5,443	627,578
Cigna Corp. (e)	4,722	896,762
CVS Health Corp.	8,739	572,579
DaVita, Inc. (e)	5,724	294,557
HCA Healthcare, Inc.	4,851	603,707
Henry Schein, Inc. (e)	3,282	257,703
Humana, Inc.	1,589	455,217
McKesson Corp.	5,567	614,987
Premier, Inc., Class A (e)	16,095	601,148
Quest Diagnostics, Inc.	275	22,899
Universal Health Services, Inc., Class B	4,581	533,961

		7,018,890

Hotels, Restaurants & Leisure 1.4%
Aramark	729	21,119
Carnival Corp.	10,815	533,180
Darden Restaurants, Inc.	7,114	710,404
Extended Stay America, Inc.	28,786	446,183
Las Vegas Sands Corp.	10,122	526,850
McDonald’s Corp.	2,583	458,663
Norwegian Cruise Line Holdings, Ltd. (e)	16,259	689,219
Royal Caribbean Cruises, Ltd.	1,538	150,401

18	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Yum China Holdings, Inc.	29,098	$975,656
Yum! Brands, Inc.	5,152	473,572

		4,985,247

Household Durables 0.3%
Garmin, Ltd.	9,030	571,780
Lennar Corp., Class A	5,313	208,004
PulteGroup, Inc.	14,659	380,987

		1,160,771

Household Products 0.5%
Church & Dwight Co., Inc.	6,088	400,347
Colgate-Palmolive Co.	7,432	442,353
Kimberly-Clark Corp.	5,358	610,490
Procter & Gamble Co.	5,795	532,676

		1,985,866

Independent Power & Renewable Electricity Producers 0.6%
AES Corp.	62,622	905,514
NRG Energy, Inc.	25,360	1,004,256
Vistra Energy Corp. (e)	6,825	156,224

		2,065,994

Industrial Conglomerates 0.5%
3M Co.	2,385	454,438
General Electric Co.	63,770	482,739
Honeywell International, Inc.	3,965	523,856
Roper Technologies, Inc.	1,293	344,610

		1,805,643

Insurance 5.3%
Aflac, Inc.	13,648	621,803
Alleghany Corp.	407	253,691
Allstate Corp.	7,457	616,172
American International Group, Inc.	12,360	487,108
American National Insurance Co.	5,705	725,904
Arthur J. Gallagher & Co.	7,390	544,643
Assurant, Inc.	14,223	1,272,105
Assured Guaranty, Ltd.	13,886	531,556
Athene Holding, Ltd., Class A (e)	19,611	781,106
Axis Capital Holdings, Ltd.	23,791	1,228,567
Chubb, Ltd.	4,263	550,694
Cincinnati Financial Corp.	9,725	752,910
CNA Financial Corp.	17,242	761,234
Everest Re Group, Ltd.	6,189	1,347,717
Fidelity National Financial, Inc.	11,702	367,911
First American Financial Corp.	16,606	741,292
Hartford Financial Services Group, Inc.	1,534	68,186
Lincoln National Corp.	19,005	975,147
Markel Corp. (e)	97	100,691
Marsh & McLennan Cos., Inc.	5,732	457,127
Mercury General Corp.	6,105	315,690

	Shares	Value
Insurance (continued)
MetLife, Inc.	15,343	$629,984
Old Republic International Corp.	37,265	766,541
Principal Financial Group, Inc.	9,765	431,320
Prudential Financial, Inc.	7,424	605,427
Reinsurance Group of America, Inc.	6,434	902,240
Torchmark Corp.	11,351	845,990
Travelers Cos., Inc.	5,095	610,126
Unum Group	7,784	228,694
W.R. Berkley Corp.	9,943	734,887
Willis Towers Watson PLC	1,718	260,895

		19,517,358

Internet & Direct Marketing Retail 0.2%
eBay, Inc. (e)	21,330	598,733

IT Services 2.0%
Akamai Technologies, Inc. (e)	8,813	538,298
Booz Allen Hamilton Holding Corp.	11,544	520,288
Cognizant Technology Solutions Corp., Class A	9,407	597,156
Conduent, Inc. (e)	57,280	608,886
CoreLogic, Inc. (e)	16,336	545,949
DXC Technology Co.	11,258	598,588
Fidelity National Information Services, Inc.	9,433	967,354
Genpact, Ltd.	6,448	174,032
International Business Machines Corp.	5,211	592,334
Leidos Holdings, Inc.	9,748	513,915
Sabre Corp.	25,545	552,794
Western Union Co.	43,605	743,901
Worldpay, Inc., Class A (e)	3,855	294,638

		7,248,133

Life Sciences Tools & Services 1.3%
Agilent Technologies, Inc.	28,954	1,953,237
Bruker Corp.	8,198	244,054
Charles River Laboratories International, Inc. (e)	8,928	1,010,471
IQVIA Holdings, Inc. (e)	8,607	999,875
Thermo Fisher Scientific, Inc.	2,330	521,431

		4,729,068

Machinery 2.4%
AGCO Corp.	13,753	765,630
Caterpillar, Inc.	3,735	474,606
Crane Co.	8,050	581,049
Cummins, Inc.	8,024	1,072,327
Dover Corp.	5,809	412,149
Flowserve Corp.	8,388	318,912
Ingersoll-Rand PLC	3,066	279,711
ITT, Inc.	239	11,537
Oshkosh Corp.	19,650	1,204,741
PACCAR, Inc.	23,382	1,336,047
Parker-Hannifin Corp.	1,212	180,758
Pentair PLC	6,330	239,147

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Machinery (continued)
Snap-on, Inc.	5,933	$862,006
Stanley Black & Decker, Inc.	1,695	202,959
Terex Corp.	24,531	676,320
Timken Co.	8,102	302,367

		8,920,266

Media 1.5%
Charter Communications, Inc., Class A (e)	1,986	565,950
Comcast Corp., Class A	17,052	580,621
Discovery, Inc. (e)
Class A	21,309	527,185
Class C	31,445	725,750
DISH Network Corp., Class A (e)	10,353	258,514
Interpublic Group of Cos., Inc.	36,806	759,308
Liberty Media Corp-Liberty SiriusXM (e)
Class A	3,422	125,930
Class C	3,964	146,589
News Corp.
Class A	60,423	685,801
Class B	30,338	350,404
Omnicom Group, Inc.	10,283	753,127

		5,479,179

Metals & Mining 0.3%
Freeport-McMoRan, Inc.	17,031	175,590
Newmont Mining Corp.	5,519	191,233
Nucor Corp.	9,526	493,542
Steel Dynamics, Inc.	11,601	348,494

		1,208,859

Multi-Utilities 2.4%
Ameren Corp.	17,775	1,159,463
CenterPoint Energy, Inc.	38,827	1,096,086
CMS Energy Corp.	20,071	996,525
Consolidated Edison, Inc.	5,741	438,957
Dominion Energy, Inc.	6,308	450,770
DTE Energy Co.	12,009	1,324,593
MDU Resources Group, Inc.	33,327	794,516
Public Service Enterprise Group, Inc.	15,543	809,013
Sempra Energy	6,217	672,617
WEC Energy Group, Inc.	14,605	1,011,542

		8,754,082

Multiline Retail 0.7%
Dollar Tree, Inc. (e)	1,511	136,473
Kohl’s Corp.	15,352	1,018,452
Macy’s, Inc.	29,664	883,394
Target Corp.	9,308	615,166

		2,653,485

Oil, Gas & Consumable Fuels 3.5%
Anadarko Petroleum Corp.	11,374	498,636

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Apache Corp.	9,714	$254,993
Chesapeake Energy Corp. (e)	226,302	475,234
Chevron Corp.	5,534	602,044
Concho Resources, Inc. (e)	1,620	166,520
ConocoPhillips	9,819	612,215
Continental Resources, Inc. (e)	8,762	352,145
Devon Energy Corp.	20,641	465,248
EOG Resources, Inc.	5,701	497,184
EQT Corp.	16,189	305,810
Equitrans Midstream Corp. (e)	12,884	257,938
Exxon Mobil Corp.	8,443	575,728
Hess Corp.	6,240	252,720
HollyFrontier Corp.	16,814	859,532
Kinder Morgan, Inc.	34,519	530,902
Marathon Oil Corp.	31,569	452,699
Marathon Petroleum Corp.	10,310	608,393
Murphy Oil Corp.	27,171	635,530
Occidental Petroleum Corp.	8,490	521,116
ONEOK, Inc.	3,908	210,837
PBF Energy, Inc., Class A	21,596	705,541
Phillips 66	7,174	618,040
Pioneer Natural Resources Co.	3,514	462,161
Targa Resources Corp.	5,075	182,802
Valero Energy Corp.	8,554	641,293
Whiting Petroleum Corp. (e)	25,927	588,284
Williams Cos., Inc.	24,608	542,606

		12,876,151

Paper & Forest Products 0.1%
Domtar Corp.	15,726	552,454

Personal Products 0.2%
Herbalife Nutrition, Ltd. (e)	12,836	756,682

Pharmaceuticals 0.9%
Allergan PLC	4,142	553,620
Bristol-Myers Squibb Co.	9,003	467,976
Eli Lilly & Co.	5,033	582,419
Johnson & Johnson	4,110	530,395
Merck & Co., Inc.	7,211	550,992
Mylan N.V. (e)	5,155	141,247
Pfizer, Inc.	12,643	551,867

		3,378,516

Professional Services 0.3%
IHS Markit, Ltd. (e)	4,401	211,116
Nielsen Holdings PLC	36,135	843,030

		1,054,146

Real Estate Management & Development 0.1%
Jones Lang LaSalle, Inc.	4,109	520,199

20	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Road & Rail 0.4%
CSX Corp.	8,390	$521,270
Norfolk Southern Corp.	3,613	540,288
Schneider National, Inc., Class B	1,810	33,793
Union Pacific Corp.	3,834	529,974

		1,625,325

Semiconductors & Semiconductor Equipment 1.3%
Analog Devices, Inc.	6,318	542,274
Broadcom, Inc.	2,434	618,917
Cypress Semiconductor Corp.	41,341	525,858
Intel Corp.	12,733	597,560
Micron Technology, Inc. (e)	17,822	565,492
NXP Semiconductors N.V.	6,961	510,102
Qorvo, Inc. (e)	13,826	839,653
QUALCOMM, Inc.	8,034	457,215
Skyworks Solutions, Inc.	75	5,026
Teradyne, Inc.	3,700	116,106

		4,778,203

Software 1.1%
LogMeIn, Inc.	7,287	594,400
Microsoft Corp.	5,847	593,880
Nuance Communications, Inc. (e)	49,212	651,075
Oracle Corp.	13,258	598,599
Symantec Corp.	50,942	962,549
Teradata Corp. (e)	16,243	623,081

		4,023,584

Specialty Retail 1.2%
Advance Auto Parts, Inc.	5,390	848,709
AutoZone, Inc. (e)	764	640,492
Dick’s Sporting Goods, Inc.	17,684	551,741
Foot Locker, Inc.	15,691	834,761
Gap, Inc.	21,930	564,917
L Brands, Inc.	17,904	459,596
Williams-Sonoma, Inc.	13,370	674,516

		4,574,732

Technology Hardware, Storage & Peripherals 0.6%
Dell Technologies, Inc., Class C (e)(f)	22,655	1,107,138
Hewlett Packard Enterprise Co.	34,060	449,933
HP, Inc.	28,394	580,941

		2,138,012

Textiles, Apparel & Luxury Goods 0.4%
Michael Kors Holdings, Ltd. (e)	6,692	253,761
Ralph Lauren Corp.	7,479	773,777
Tapestry, Inc.	18,218	614,858

		1,642,396

Tobacco 0.1%
Philip Morris International, Inc.	6,175	412,243

	Shares	Value
Trading Companies & Distributors 0.1%
HD Supply Holdings, Inc. (e)	4,836	$181,447
WESCO International, Inc. (e)	2,165	103,920

		285,367

Water Utilities 0.0%‡
American Water Works Co., Inc.	1,400	127,078

Wireless Telecommunication Services 0.7%
Sprint Corp. (e)	117,673	684,857
T-Mobile U.S., Inc. (e)	8,275	526,373
Telephone & Data Systems, Inc.	20,135	655,193
United States Cellular Corp. (e)	10,698	555,975

		2,422,398

Total Common Stocks (Cost $222,237,221)		229,967,015

Exchange-Traded Funds 3.6%
iShares Russell 1000 Value ETF	19,853	2,204,676
SPDR S&P 500 ETF Trust	4,187	1,046,415
SPDR S&P MidCap 400 ETF Trust	4,778	1,446,157
Vanguard Mid-Cap Value ETF (f)	88,526	8,432,987

Total Exchange-Traded Funds (Cost $13,717,130)		13,130,235

	Principal Amount
Short-Term Investment 0.2%
Repurchase Agreement 0.2%
Fixed Income Clearing Corp. 0.50%, dated 12/31/18 due 1/2/19 Proceeds at Maturity $958,211 (Collateralized by a United States Treasury Note with rate of 2.625% and maturity date of 12/31/25, with a Principal Amount of $985,000 and a Market Value of $985,000)	$958,185	958,185

Total Short-Term Investment (Cost $958,185)		958,185

Total Investments (Cost $361,601,080)	99.7%	367,627,569
Other Assets, Less Liabilities	0.3	952,274
Net Assets	100.0%	$368,579,843

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2018 (continued)

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2018.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2018.

(d)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(e)	Non-income producing security.

(f)

All or a portion of this security was held on loan. As of December 31, 2018, the market value of securities loaned was $1,431,183 and the Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $1,461,264 (See Note 2(J)).

The following abbreviations are used in the preceding pages:

CME—Chicago Mercantile Exchange

ETF—Exchange-Traded Fund

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

SPDR—Standard & Poor’s Depositary Receipt

As of December 31, 2018, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	18	March 2019	$3,802,284	$3,821,625	$19,341
5-Year United States Treasury Note	51	March 2019	5,764,195	5,849,062	84,867
10-Year United States Treasury Note	19	March 2019	2,270,259	2,318,297	48,038
10-Year United States Treasury Ultra Note	3	March 2019	389,964	390,234	270

			$12,226,702	$12,379,218	$152,516

1.	As of December 31, 2018, cash in the amount of $68,100 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2018.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$11,634,836	$—	$11,634,836
Corporate Bonds	—	54,474,583	—	54,474,583
Foreign Government Bonds	—	452,220	—	452,220
Mortgage-Backed Securities	—	6,585,444	—	6,585,444
U.S. Government & Federal Agencies	—	50,425,051	—	50,425,051

Total Long-Term Bonds	—	123,572,134	—	123,572,134

Common Stocks	229,967,015	—	—	229,967,015
Exchange-Traded Funds	13,130,235	—	—	13,130,235
Short-Term Investment
Repurchase Agreement	—	958,185	—	958,185

Total Investments in Securities	243,097,250	124,530,319	—	367,627,569

Other Financial Instruments
Futures Contracts (b)	152,516	—	—	152,516

Total Investments in Securities and Other Financial Instruments	$243,249,766	$124,530,319	$—	$367,780,085

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

22	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2018 (a)
Rights
Food & Staples Retailing	$10,148	$—	$(809)	$—	$—	$(9,339)	$—	$—	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $361,601,080) including securities on loan of $1,431,183	$367,627,569
Cash collateral on deposit at broker for futures contracts	68,100
Cash	35,863
Receivables:
Dividends and interest	1,423,998
Fund shares sold	53,194
Variation margin on futures contracts	37,684
Securities lending	1,093

Total assets	369,247,501

Liabilities
Payables:
Manager (See Note 3)	222,615
Fund shares redeemed	215,382
NYLIFE Distributors (See Note 3)	76,988
Investment securities purchased	68,604
Professional fees	36,294
Shareholder communication	24,325
Custodian	19,498
Trustees	503
Accrued expenses	3,449

Total liabilities	667,658

Net assets	$368,579,843

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$28,134
Additional paid-in capital	347,515,716

347,543,850
Total distributable earnings (loss)(1)	21,035,993

Net assets	$368,579,843

Initial Class
Net assets applicable to outstanding shares	$16,084,036

Shares of beneficial interest outstanding	1,215,799

Net asset value per share outstanding	$13.23

Service Class
Net assets applicable to outstanding shares	$352,495,807

Shares of beneficial interest outstanding	26,918,620

Net asset value per share outstanding	$13.09

(1)	See Note 10.

24	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividends (a)	$7,085,602
Interest	3,862,428
Securities lending	7,068

Total income	10,955,098

Expenses
Manager (See Note 3)	2,930,646
Distribution/Service—Service Class (See Note 3)	1,004,139
Professional fees	77,571
Shareholder communication	61,493
Trustees	9,309
Custodian	7,413
Miscellaneous	22,155

Total expenses	4,112,726

Net investment income (loss)	6,842,372

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	10,950,135
Futures transactions	(379,796)

Net realized gain (loss) on investments and futures transactions	10,570,339

Net change in unrealized appreciation (depreciation) on:
Investments	(48,162,114)
Futures contracts	188,710

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(47,973,404)

Net realized and unrealized gain (loss) on investments and futures transactions	(37,403,065)

Net increase (decrease) in net assets resulting from operations	$(30,560,693)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $988.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,842,372	$5,552,906
Net realized gain (loss) on investments and futures transactions	10,570,339	19,243,158
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(47,973,404)	15,219,944

Net increase (decrease) in net assets resulting from operations	(30,560,693)	40,016,008

Distributions to shareholders(1):
Initial Class	(1,036,372)
Service Class	(23,051,784)

	(24,088,156)

Dividends to shareholders from net investment income:
Initial Class		(212,483)
Service Class		(4,454,033)

		(4,666,516)

Distributions to shareholders from net realized gain on investments:
Initial Class		(332,529)
Service Class		(8,408,478)

		(8,741,007)

Total dividends and distributions to shareholders	(24,088,156)	(13,407,523)

Capital share transactions:
Net proceeds from sale of shares	29,344,794	54,374,160
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	24,088,156	13,407,523
Cost of shares redeemed	(74,059,337)	(61,811,725)

Increase (decrease) in net assets derived from capital share transactions	(20,626,387)	5,969,958

Net increase (decrease) in net assets	(75,275,236)	32,578,443

Net Assets
Beginning of year	443,855,079	411,276,636

End of year(2)	$368,579,843	$443,855,079

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $5,755,767 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

26	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018	2017	2016		2015	2014

Net asset value at beginning of year	$15.18	$14.26	$13.57		$15.04	$14.72

Net investment income (loss) (a)	0.28	0.23	0.21		0.22	0.20

Net realized and unrealized gain (loss) on investments	(1.31)	1.18	1.15		(0.61)	1.35

Total from investment operations	(1.03)	1.41	1.36		(0.39)	1.55

Less dividends and distributions:

From net investment income	(0.25)	(0.19)	(0.20)		(0.16)	(0.14)

From net realized gain on investments	(0.67)	(0.30)	(0.47)		(0.92)	(1.09)

Total dividends and distributions	(0.92)	(0.49)	(0.67)		(1.08)	(1.23)

Net asset value at end of year	$13.23	$15.18	$14.26		$13.57	$15.04

Total investment return (b)	(7.36%)	10.02%	10.24%		(2.59%)	10.88%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.88%	1.54%	1.47	%(c)	1.49%	1.33%

Net expenses (d)	0.74%	0.74%	0.74	%(e)	0.76%	0.76%

Expenses (before waiver/reimbursement) (d)	0.74%	0.74%	0.76%		0.76%	0.76%

Portfolio turnover rate	209%	174%	253%		214%	171%

Net assets at end of year (in 000’s)	$16,084	$17,209	$15,666		$14,037	$14,274

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.45%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.76%.

	Year ended December 31,

Service Class	2018	2017	2016		2015	2014

Net asset value at beginning of year	$15.03	$14.13	$13.45		$14.92	$14.63

Net investment income (loss) (a)	0.24	0.19	0.17		0.18	0.16

Net realized and unrealized gain (loss) on investments	(1.30)	1.17	1.15		(0.60)	1.33

Total from investment operations	(1.06)	1.36	1.32		(0.42)	1.49

Less dividends and distributions:

From net investment income	(0.21)	(0.16)	(0.17)		(0.13)	(0.11)

From net realized gain on investments	(0.67)	(0.30)	(0.47)		(0.92)	(1.09)

Total dividends and distributions	(0.88)	(0.46)	(0.64)		(1.05)	(1.20)

Net asset value at end of year	$13.09	$15.03	$14.13		$13.45	$14.92

Total investment return (b)	(7.59%)	9.75%	9.96%		(2.83%)	10.60%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.62%	1.28%	1.22	%(c)	1.24%	1.09%

Net expenses (d)	0.99%	0.99%	0.99	%(e)	1.01%	1.01%

Expenses (before waiver/reimbursement) (d)	0.99%	0.99%	1.01%		1.01%	1.01%

Portfolio turnover rate	209%	174%	253%		214%	171%

Net assets at end of year (in 000’s)	$352,496	$426,646	$395,611		$353,238	$338,667

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Balanced Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2005. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determi-

nations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

28	MainStay VP Balanced Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

29

Notes to Financial Statements (continued)

Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

30	MainStay VP Balanced Portfolio

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2018, open futures contracts are shown in the Portfolio of Investments.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2018, the Portfolio did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio had securities on loan with a value of $1,431,183 and received non-cash collateral in the form of U.S. Treasury securities with a value of $1,461,264.

(K)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets.

31

Notes to Financial Statements (continued)

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$152,516	$152,516

Total Fair Value		$152,516	$152,516

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(379,796)	$(379,796)

Total Realized Gain (Loss)		$(379,796)	$(379,796)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$188,710	$188,710

Total Change in Unrealized Appreciation (Depreciation)		$188,710	$188,710

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$14,173,914	$14,173,914
Futures Contracts Short (a)	$(2,060,166)	$(2,060,166)

(a)	Positions were open eleven months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, is responsible for the day-to-day portfolio management of the equity portion of the Portfolio, pursuant to the terms of an Amended and Restated Subadvisory Agreement (a “Subadvisory Agreement”) between New York Life Investments and MacKay Shields. NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and NYL Investors and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. New York Life Investments pays for the services of the Subadvisors. Prior to January 1, 2018, Cornerstone Capital Management Holdings LLC served as a Subadvisor to the Portfolio. Effective January 1, 2018, all investment personnel of Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields due to an organizational restructuring.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator,

32	MainStay VP Balanced Portfolio

pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended December 31, 2018, the effective management fee rate was 0.70%.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $2,930,646.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$367,401,665	$18,598,196	$(18,372,292)	$225,904

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$6,802,690	$13,752,553	$148,167	$332,583	$21,035,993

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, partnerships adjustments, mark to market of futures contracts and straddle loss deferral. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).

During the years ended December 31, 2018 and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$11,880,265	$12,207,891	$8,623,180	$4,784,343

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the

33

Notes to Financial Statements (continued)

year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of U.S. government securities were $236,259 and $244,415, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $629,340 and $654,398, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	126,378	$1,824,918
Shares issued to shareholders in reinvestment of dividends and distributions	71,020	1,036,372
Shares redeemed	(115,188)	(1,702,995)

Net increase (decrease)	82,210	$1,158,295

Year ended December 31, 2017:
Shares sold	105,607	$1,552,503
Shares issued to shareholders in reinvestment of dividends and distributions	36,959	545,011
Shares redeemed	(107,554)	(1,581,330)

Net increase (decrease)	35,012	$516,184

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	1,868,209	$27,519,876
Shares issued to shareholders in reinvestment of dividends and distributions	1,594,924	23,051,784
Shares redeemed	(4,922,133)	(72,356,342)

Net increase (decrease)	(1,459,000)	$(21,784,682)

Year ended December 31, 2017:
Shares sold	3,625,788	$52,821,657
Shares issued to shareholders in reinvestment of dividends and distributions	880,229	12,862,512
Shares redeemed	(4,123,766)	(60,230,395)

Net increase (decrease)	382,251	$5,453,774

Note 10–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X

amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay VP Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Balanced Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Balanced Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Balanced Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of MacKay Shields LLC (“MacKay Shields”) and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments, MacKay Shields and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, MacKay Shields and/or NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments, MacKay Shields and NYL Investors in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments, MacKay Shields and NYL Investors personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, MacKay Shields and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments, MacKay Shields and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay Shields and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, MacKay Shields and NYL Investors. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments, MacKay

36	MainStay VP Balanced Portfolio

Shields and NYL Investors. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, MacKay Shields and NYL Investors resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments, MacKay Shields and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and NYL Investors and ongoing analysis of, and interactions with, MacKay Shields and NYL Investors with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ and NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the

Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields and NYL Investors provide to the Portfolio. The Board evaluated MacKay Shields’ and NYL Investors’ experience in serving as subadvisors to the Portfolio and managing other portfolios and MacKay Shields’ and NYL Investors’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields and NYL Investors, and MacKay Shields’ and NYL Investors’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments, MacKay Shields and NYL Investors believe its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged MacKay Shields’ and NYL Investors’ continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields and NYL Investors. The Board reviewed MacKay Shields’ and NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’, MacKay Shields’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, MacKay Shields or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments, MacKay Shields and NYL Investors to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, MacKay Shields and NYL Investors

The Board considered the costs of the services provided by New York Life Investments, MacKay Shields and NYL Investors under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields and NYL Investors, due to their relationships with the Portfolio. Because MacKay Shields and NYL Investors are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments, MacKay Shields and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, MacKay Shields and NYL Investors and profits realized by New York Life Investments and its affiliates, including MacKay Shields and NYL Investors, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments, MacKay Shields and NYL Investors and acknowledged that New York Life Investments, MacKay Shields and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, MacKay Shields and NYL Investors to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

38	MainStay VP Balanced Portfolio

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields and NYL Investors, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields and NYL Investors are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, MacKay Shields and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York

Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

39

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

40	MainStay VP Balanced Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

41

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

42	MainStay VP Balanced Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

43

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

44	MainStay VP Balanced Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802143	MSVPBL11-02/19 (NYLIAC) NI508

MainStay VP Allocation Portfolios

Message from the President and Annual Report

December 31, 2018

MainStay VP Conservative Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

MainStay VP Growth Allocation Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Conservative Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	2/13/2006	–6.47%	2.54%	7.17%	0.86%
Service Class Shares	2/13/2006	–6.68	2.28	6.90	1.11

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[3]	–4.38%	8.49%	13.12%
MSCI EAFE® Index[4]	–13.79	0.53	6.32
Bloomberg Barclays U.S. Aggregate Bond Index[5]	0.01	2.52	3.48
Conservative Allocation Composite Index[6]	–2.49	4.25	6.97
Morningstar Allocation—30% to 50% Equity Category Average[7]	–5.04	2.56	6.69

1.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Portfolio has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 30%, 10% and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Allocation—30% to 50% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 30% and 50%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$946.30	$0.15	$1,025.05	$0.15	0.03%

Service Class Shares	$1,000.00	$945.10	$1.37	$1,023.79	$1.43	0.28%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Conservative Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP Conservative Allocation Portfolio returned –6.47% for Initial Class shares and –6.68% for Service Class shares. Over the same period, both share classes underperformed the –4.38% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, but outperformed the –13.79% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2018, both share classes underperformed the 0.01% return of the Bloomberg Barclays U.S. Aggregate Bond Index2 and the –2.49% return of the Conservative Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the –5.04% return of the Morningstar Allocation—30% to 50% Equity Category Average.3

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in international stocks—largely accounted for the Portfolio’s underperformance relative to its primary benchmark during the reporting period because international stocks in the aggregate tended to underperform U.S. large-cap stocks by a substantial margin during the reporting period. The Conservative Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index and offers an alternative yardstick against which to measure the performance of the Portfolio.

The reporting period proved to be challenging for the Portfolio on just about every front. The most significant factor affecting the relative performance of the Portfolio was the performance of the available Underlying Portfolios/Funds, which detracted materially from active returns. During the reporting period,

MainStay MacKay International Opportunities Fund, MainStay Epoch U.S. All Cap Fund, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP Emerging Markets Equity Portfolio and IQ Chaikin U.S. Small Cap ETF all detracted from the Portfolio’s performance.

Asset class policy was also a material drag on the Portfolio’s relative performance during the reporting period. The Portfolio was positioned to favor stocks over bonds in a year when stocks fell, detracting from returns. Asset allocations within equities were also of consequence. Although U.S. large-cap stocks provided negative overall total returns, they led the rest of the world by a substantial margin. Investing in small-cap issues or venturing outside the United States generally resulted in steeper losses. The Portfolio was positioned quite poorly for such an environment, as it was tilted aggressively away from U.S. large-cap growth companies on concerns about increasing regulatory oversight, hypercompetitive markets and excessive valuations. The fixed-income portion of the Portfolio performed better than the equity portion of the Portfolio, where biases favoring convertible bonds, municipal issuers and cash were helpful, but the effects on relative performance were more than offset by difficulties in the equity portion of the Portfolio.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest the Portfolio’s assets in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear to be positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

We began the reporting period with a slight preference for equities. Economic and corporate fundamentals appeared sound, but political risks loomed large, and in our opinion, valuations appeared to be a bit high, which tempered our enthusiasm. A sharp drop in stock prices in early February 2018 eliminated our concern about valuations, and we became more aggressive buyers of global equities. The expected recovery in pricing proved slow to unfold. Restraints on a bull market included

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 5 for more information on this index.
3.	See footnote on page 5 for more information on the Morningstar Allocation—30% to 50% Equity Category Average.
4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP Conservative Allocation Portfolio

tightening U.S. monetary policy and concerns over a looming trade war. With the U.S. economy shifting into high gear during the second quarter of 2018 and corporate earnings posting several quarters of year-over-year profit growth at more than 20%, stocks resumed their upward climb over the summer months, providing an opportunity to trim the Portfolio’s overweight position in stocks. Conditions reversed, however, in October. Although economic fundamentals remained sound, stock prices fell sharply and the Portfolio again increased its overweight position in equities. This time, the expected recovery failed to occur, and prices fell further in December 2018.

In the equity portion of the Portfolio, a number of biases were evident. The most significant was an enduring preference for non-U.S. issuers over U.S. issuers. In our opinion, the U.S. market remained richly priced relative to the rest of the world. We also viewed U.S. economic expansion as significantly more advanced than expansion in most other markets, which could limit potential growth. On the other hand, we believed that underutilized capacity and resources were more readily available outside the United States and that structural reforms in some countries pointed to an acceleration in their rate of economic expansion. During the reporting period, that thesis was misplaced, as the United States led the global economy and the U.S. stock market outperformed most foreign stock markets by a wide margin. The Portfolio’s bias toward non-U.S. entities was less dramatic at the end of the reporting period than it was earlier in the reporting period.

We also allocated assets disproportionately across the capitalization spectrum and by industry. The Portfolio’s preference for small companies over larger multinational companies persisted, as we believed that small-cap stocks were likely to benefit disproportionately from tax reform and industry deregulation while being shielded to a degree from potential trade frictions. During the reporting period, the Portfolio also shifted from favoring growth equities toward favoring value equities. This change was driven primarily by concerns surrounding the technology industry—including potential litigation and regulation as well has hypercompetitive markets—and potential opportunities we had identified in energy and financials. As with the preference for non-U.S. assets, the shift toward small-cap companies was quite damaging to the Portfolio’s performance. The Portfolio’s move toward value over growth stocks had mixed results. Growth stocks such as Facebook, Amazon.com, Apple, Netflix and Google led the U.S. market higher for much of the reporting period, but these stocks were particularly hard hit in the fourth quarter of 2018.

The fixed-income portion of the Portfolio extended its duration a bit as bond yields rose during the reporting period, and we slightly reduced its allocation to credit on concerns about the poor trade-off between risk and return. In our opinion, credit spreads5 looked too tight given the degree of leverage in the market and the trajectory of rate hikes on which the Federal Reserve had embarked. The Portfolio’s efforts to manage duration and credit offered a very modest positive contribution to performance during the reporting period. (Contributions take weightings and total returns into account.)

How did the Portfolio’s allocations change over the course of the reporting period?

The Portfolio’s most significant allocation change was an increase in MainStay VP Indexed Bond Portfolio as the Portfolio shifted toward fixed-income instruments with higher credit quality. The increase was primarily funded by reductions in MainStay VP Bond Portfolio, with MainStay VP IQ Hedge Multi-Strategy Portfolio and the IQ Enhanced Core Plus Bond U.S. ETF also contributing.

Assets were also allotted to IQ Chaikin U.S. Large Cap ETF, which was launched in December of 2017 and follows a multifactor process that presently has a slight value bias. The Portfolio added to that position throughout the reporting period and is now using it as a source of liquidity in the U.S. equity portion of the Portfolio, displacing the MainStay VP MacKay S&P 500 Index Portfolio in that role. The Portfolio also added a position in IQ 500 International ETF, which was launched in December of 2018 and which we believe will eventually play a similar liquidity role in the non-U.S. equity portion of the Portfolio.

During the reporting period, the Portfolio established new positions in two Underlying Portfolios/Funds that invest in municipal bonds: MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Short Term Municipal Fund. These allocations were added to help diversify credit risk away from the corporate market, where we believe that the use of leverage is becoming a concern.

The Portfolio also added to its allocation in IQ Chaikin U.S. Small Cap ETF, a position initially established in 2017. The Portfolio also increased its allocation to MainStay VP Epoch U.S. Equity Yield Portfolio and MainStay VP T. Rowe Price Equity Income Portfolio as we became less averse to high-dividend, yield-sensitive stocks in the wake of rising bond yields.

During the reporting period, the Portfolio reduced its position in MainStay VP Large Cap Growth Portfolio. After the Underlying

5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

9

Portfolio/Fund provided several years of strong returns, we began to see increasing risk among the big technology companies that dominate the growth-stock universe. Heavier regulation and potential litigation seemed likely amid data privacy concerns and monopolistic practices. Intense competition was also a worry. We believe that the prospects may be better for companies in the energy and financials sectors, which are more prevalent in value indices.

The Portfolio reduced its position in MainStay Epoch Global Choice Fund in anticipation of the merger of this Underlying Portfolio/Fund into MainStay Epoch Capital Growth Fund at the end of February 2019.

In the international equity portion of the Portfolio, we exited the Portfolio’s position in IQ 50 Percent Hedged FTSE Europe ETF over concerns about fiscal stability in Italy, difficulties in negotiating the terms of Brexit (i.e., the United Kingdom’s planned departure from the European Union) and the decline of centrist political parties in continental Europe. Proceeds were distributed between IQ 50 Percent Hedged FTSE International ETF and MainStay Epoch International Choice Fund.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Portfolios/Funds held for the entire reporting period, MainStay VP Large Cap Growth Portfolio was the only Underlying Equity Portfolio/Fund to post a positive return for the 12 month period. MainStay VP MacKay Growth Portfolio generated the smallest loss. At the other end of the spectrum, MainStay VP Cushing Renaissance Advantage Portfolio and MainStay MacKay International Opportunities Fund both generated losses greater than 20%.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds that made the most significant positive contributions to the Portfolio’s overall performance were MainStay VP Large Cap Growth Portfolio and MainStay Epoch U.S. All Cap Fund. Among the most substantial detractors from the Portfolio’s performance were MainStay VP Emerging Markets Equity Portfolio and MainStay MacKay International Opportunities Fund.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

U.S. Treasury yields were range-bound between 2.5% and 3.25% for much of the reporting period. Upward pressure on yields during the reporting period came from a rise in inflation, a growing federal budget deficit and reductions in the size of the Federal Reserve’s balance sheet. Among the forces working in the opposite direction during the reporting period were fears of a looming recession and a flight to higher-quality instruments as market conditions became more volatile.

Credit spreads were stable for much of the reporting period as corporate fundamentals remained sound, but that changed substantially during the fall. Stress in equity markets began to affect fixed-income markets, and spreads widened considerably from October through the end of December 2018.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

During the reporting period, municipal bonds fared well and contributed positively to performance, as state and local government finances remained healthy. Floating-rate loans, boosted by rising federal funds target ranges, held their value reasonably well during the reporting period, despite widening credit spreads. In contrast, long-duration instruments and those issued by less-creditworthy borrowers tended to fare less well during the reporting period.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

During the reporting period, MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Short Term Municipal Fund made the strongest contributions to the performance of the fixed-income portion of the Portfolio. Over the same period, IQ S&P High Yield Low Volatility Bond ETF and MainStay VP PIMCO Real Return Portfolio were the largest detractors from the performance of the fixed-income portion of the Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Conservative Allocation Portfolio

Portfolio of Investments December 31, 2018

	Shares	Value
Affiliated Investment Companies 99.5%†
Equity Funds 44.6%
IQ 50 Percent Hedged FTSE International ETF (a)	1,397,876	$25,399,407
IQ 500 International ETF (a)	61,793	1,530,613
IQ Chaikin U.S. Large Cap ETF (a)	1,414,390	30,168,939
IQ Chaikin U.S. Small Cap ETF	464,992	10,378,621
IQ Global Resources ETF	253,494	6,395,654
MainStay Cushing MLP Premier Fund Class I	494,676	4,813,197
MainStay Epoch Capital Growth Fund Class I (a)(b)	645,239	6,923,412
MainStay Epoch Global Choice Fund Class I (a)	518,006	8,313,996
MainStay Epoch International Choice Fund Class I	536,574	16,403,078
MainStay Epoch U.S. All Cap Fund Class R6 (a)	497,363	11,653,212
MainStay Epoch U.S. Equity Yield Fund Class R6	58,492	859,838
MainStay MacKay International Opportunities Fund Class I	2,001,441	13,950,041
MainStay MacKay U.S. Equity Opportunities Fund Class I	1,618,193	11,990,812
MainStay MAP Equity Fund Class I	357,131	12,620,996
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)(b)	1,829,659	13,918,746
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	811,357	9,899,141
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	4,323,454	34,557,933
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	965,958	13,528,548
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	1,412,365	13,870,883
MainStay VP Large Cap Growth Portfolio Initial Class	369,064	7,987,533
MainStay VP MacKay Common Stock Portfolio Initial Class	165,836	4,184,072
MainStay VP MacKay Growth Portfolio Initial Class	260,131	7,209,467
MainStay VP MacKay International Equity Portfolio Initial Class (b)	4,899	73,426
MainStay VP MacKay Mid Cap Core Portfolio Initial Class	1,836,488	21,931,346
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	63,468	3,053,682
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	1,205,317	11,840,790
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	1,908,524	21,730,123

Total Equity Funds (Cost $360,700,262)		325,187,506

	Shares	Value
Fixed Income Funds 54.9%
IQ Enhanced Core Plus Bond U.S. ETF (a)	1,130,037	$21,369,000
IQ S&P High Yield Low Volatility Bond ETF (a)	367,196	8,548,323
MainStay MacKay High Yield Municipal Bond Fund Class I	968,385	11,988,610
MainStay MacKay Short Duration High Yield Fund Class I	1,659,946	15,786,085
MainStay MacKay Short Term Municipal Fund Class I	1,029,975	9,836,259
MainStay MacKay Total Return Bond Fund Class R6	24	240
MainStay VP Bond Portfolio Initial Class (a)	1,211,251	16,613,576
MainStay VP Floating Rate Portfolio Initial Class (a)	4,196,752	36,304,345
MainStay VP Indexed Bond Portfolio Initial Class (a)	24,266,478	237,874,168
MainStay VP MacKay Convertible Portfolio Initial Class	590,263	7,268,616
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	1,379,051	12,850,263
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class (a)	1,556,044	14,942,781
MainStay VP PIMCO Real Return Portfolio Initial Class	907,900	7,434,230

Total Fixed Income Funds (Cost $408,812,561)		400,816,496

Total Affiliated Investment Companies (Cost $769,512,823)		726,004,002

	Principal Amount
Short-Term Investment 0.4%
Repurchase Agreement 0.4%
Fixed Income Clearing Corp. 0.50%, dated 12/31/18 due 1/2/19 Proceeds at Maturity $2,898,466 (Collateralized by a United States Treasury Note with a rate of 2.625% and a maturity date of 12/31/25, with a Principal Amount of $2,960,000 and a Market Value of $2,960,000)	$2,898,386	2,898,386

Total Short-Term Investment (Cost $2,898,386)		2,898,386

Total Investments (Cost $772,411,209)	99.9%	728,902,388
Other Assets, Less Liabilities	0.1	434,039
Net Assets	100.0%	$729,336,427

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

†	Percentages indicated are based on Portfolio net assets.
(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.
(b)	Non-income producing Underlying Portfolio/Fund.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$325,187,506	$—	$—	$325,187,506
Fixed Income Funds	400,816,496	—	—	400,816,496
Short-Term Investment
Repurchase Agreement	—	2,898,386	—	2,898,386

Total Investments in Securities	$726,004,002	$2,898,386	$—	$728,902,388

(a)	For a complete listing of investments, see the Portfolio of Investments.

12	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in affiliated investment company, at value (identified cost $769,512,823)	$726,004,002
Repurchase agreements, at value (identified cost $2,898,386)	2,898,386
Receivables:
Dividends and Interest	1,049,422
Investment securities sold	375,466
Fund shares sold	103,763

Total assets	730,431,039

Liabilities
Payables:
Fund shares redeemed	607,831
Investment securities purchased	272,709
NYLIFE Distributors (See Note 3)	154,303
Shareholder communication	25,812
Professional fees	23,121
Custodian	5,681
Trustees	864
Accrued expenses	4,291

Total liabilities	1,094,612

Net assets	$729,336,427

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$68,426
Additional paid-in capital	766,293,699

766,362,125
Total distributable earnings (loss)(1)	(37,025,698)

Net assets	$729,336,427

Initial Class
Net assets applicable to outstanding shares	$14,615,992

Shares of beneficial interest outstanding	1,356,946

Net asset value per share outstanding	$10.77

Service Class
Net assets applicable to outstanding shares	$714,720,435

Shares of beneficial interest outstanding	67,068,614

Net asset value per share outstanding	$10.66

(1)	See Note 10.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$16,361,906
Interest	23,488

Total income	16,385,394

Expenses
Distribution/Service—Service Class (See Note 3)	2,029,238
Professional fees	76,817
Shareholder communication	76,281
Trustees	18,473
Custodian	10,571
Miscellaneous	27,668

Total expenses	2,239,048

Net investment income (loss)	14,146,346

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	4,313,638
Realized capital gain distributions from affiliated investment companies	17,169,254

Net realized gain (loss) on investments from affiliated investment companies	21,482,892

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(89,340,441)

Net realized and unrealized gain (loss) on investments	(67,857,549)

Net increase (decrease) in net assets resulting from operations	$(53,711,203)

14	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$14,146,346	$14,493,599
Net realized gain (loss) on investments and investments from affiliated investment companies	21,482,892	24,600,438
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(89,340,441)	48,311,571

Net increase (decrease) in net assets resulting from operations	(53,711,203)	87,405,608

Distributions to shareholders(1):
Initial Class	(386,602)
Service Class	(16,968,097)

	(17,354,699)

Dividends to shareholders from net investment income:
Initial Class		(346,180)
Service Class		(15,678,030)

		(16,024,210)

Total dividends and distributions to shareholders	(17,354,699)	(16,024,210)

Capital share transactions:
Net proceeds from sale of shares	71,202,231	77,955,521
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	17,354,699	16,024,210
Cost of shares redeemed	(170,508,772)	(149,729,776)

Increase (decrease) in net assets derived from capital share transactions	(81,951,842)	(55,750,045)

Net increase (decrease) in net assets	(153,017,744)	15,631,353

Net Assets
Beginning of year	882,354,171	866,722,818

End of year(2)	$729,336,427	$882,354,171

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders. (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $17,354,629 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$11.80	$10.87	$10.71	$11.85	$12.47

Net investment income (loss) (a)	0.23	0.22	0.22	0.24	0.25

Net realized and unrealized gain (loss) on investments	(0.98)	0.95	0.46	(0.41)	0.28

Total from investment operations	(0.75)	1.17	0.68	(0.17)	0.53

Less dividends and distributions:

From net investment income	(0.28)	(0.24)	(0.29)	(0.28)	(0.32)

From net realized gain on investments	—	—	(0.23)	(0.69)	(0.83)

Total dividends and distributions	(0.28)	(0.24)	(0.52)	(0.97)	(1.15)

Net asset value at end of year	$10.77	$11.80	$10.87	$10.71	$11.85

Total investment return (b)	(6.47%)	10.80%	6.36%	(1.41%)	4.29%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.02%	1.89%	2.02%	2.01%	1.99%

Net expenses (c)	0.03%	0.02%	0.03%	0.03%	0.03%

Portfolio turnover rate	58%	44%	44%	40%	47%

Net assets at end of year (in 000’s)	$14,616	$16,481	$16,599	$16,171	$15,669

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$11.67	$10.75	$10.60	$11.73	$12.37

Net investment income (loss) (a)	0.20	0.19	0.19	0.21	0.22

Net realized and unrealized gain (loss) on investments	(0.96)	0.94	0.45	(0.40)	0.26

Total from investment operations	(0.76)	1.13	0.64	(0.19)	0.48

Less dividends and distributions:

From net investment income	(0.25)	(0.21)	(0.26)	(0.25)	(0.29)

From net realized gain on investments	—	—	(0.23)	(0.69)	(0.83)

Total dividends and distributions	(0.25)	(0.21)	(0.49)	(0.94)	(1.12)

Net asset value at end of year	$10.66	$11.67	$10.75	$10.60	$11.73

Total investment return (b)	(6.68%)	10.52%	6.10%	(1.65%)	4.03%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.70%	1.66%	1.74%	1.84%	1.78%

Net expenses (c)	0.28%	0.27%	0.28%	0.28%	0.28%

Portfolio turnover rate	58%	44%	44%	40%	47%

Net assets at end of year (in 000’s)	$714,720	$865,873	$850,124	$900,093	$896,381

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	2/13/2006	–8.40%	2.90%	8.17%	0.95%
Service Class Shares	2/13/2006	–8.63	2.64	7.91	1.20

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[3]	–4.38%	8.49%	13.12%
MSCI EAFE® Index[4]	–13.79	0.53	6.32
Bloomberg Barclays U.S. Aggregate Bond Index[5]	0.01	2.52	3.48
Moderate Allocation Composite Index[6]	–3.84	5.05	8.57
Morningstar Allocation—50% to 70% Equity Category Average[7]	–5.79	3.67	8.33

1.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Portfolio has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 45%, 15% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

17

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$924.00	$0.15	$1,025.05	$0.15	0.03%

Service Class Shares	$1,000.00	$922.80	$1.36	$1,023.79	$1.43	0.28%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

18	MainStay VP Moderate Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 23 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

19

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP Moderate Allocation Portfolio returned –8.40% for Initial Class shares and –8.63% for Service Class shares. Over the same period, both share classes underperformed the –4.38% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, but outperformed the –13.79% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2018, both share classes underperformed the 0.01% return of the Bloomberg Barclays U.S. Aggregate Bond Index2 and the –3.84% return of the Moderate Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the –5.79% return of the Morningstar Allocation—50% to 70% Equity Category Average.3

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in international stocks—largely accounted for the Portfolio’s underperformance relative to its primary benchmark during the reporting period because international stocks in the aggregate tended to underperform U.S. large-cap stocks by a substantial margin during the reporting period. The Moderate Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index and offers an alternative yardstick against which to measure the performance of the Portfolio.

The reporting period proved to be challenging for the Portfolio on just about every front. The most significant factor affecting the relative performance of the Portfolio was the performance of the available Underlying Portfolios/Funds, which detracted materially from active returns. During the reporting period, MainStay MacKay International Opportunities Fund, MainStay Epoch U.S. All Cap Fund, MainStay VP Cushing Renaissance

Advantage Portfolio, MainStay VP Emerging Markets Equity Portfolio and IQ Chaikin U.S. Small Cap ETF all detracted from the Portfolio’s performance.

Asset class policy was also a material drag on the Portfolio’s relative performance during the reporting period. The Portfolio was positioned to favor stocks over bonds in a year when stocks fell, detracting from returns. Asset allocations within equities were also of consequence. Although U.S. large-cap stocks provided negative overall total returns, they led the rest of the world by a substantial margin. Investing in small-cap issues or venturing outside the United States generally resulted in steeper losses. The Portfolio was positioned quite poorly for such an environment, as it was tilted aggressively away from U.S. large-cap growth companies on concerns about increasing regulatory oversight, hypercompetitive markets and excessive valuations. The fixed-income portion of the Portfolio performed better than the equity portion of the Portfolio, where biases favoring convertible bonds, municipal issuers and cash were helpful, but the effects on relative performance were more than offset by difficulties in the equity portion of the Portfolio.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest the Portfolio’s assets in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear to be positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

We began the reporting period with a slight preference for equities. Economic and corporate fundamentals appeared sound, but political risks loomed large, and in our opinion, valuations appeared to be a bit high, which tempered our enthusiasm. A sharp drop in stock prices in early February 2018 eliminated our concern about valuations, and we became more aggressive buyers of global equities. The expected recovery in pricing proved slow to unfold. Restraints on a bull market included tightening U.S. monetary policy and concerns over a looming trade war. With the U.S. economy shifting into high gear during the second quarter of 2018 and corporate earnings posting several quarters of year-over-year profit growth at more than

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 17 for more information on this index.
3.	See footnote on page 17 for more information on the Morningstar Allocation—50% to 70% Equity Category Average.
4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

20	MainStay VP Moderate Allocation Portfolio

20%, stocks resumed their upward climb over the summer months, providing an opportunity to trim the Portfolio’s overweight position in stocks. Conditions reversed, however, in October. Although economic fundamentals remained sound, stock prices fell sharply and the Portfolio again increased its overweight position in equities. This time, the expected recovery failed to occur, and prices fell further in December 2018.

In the equity portion of the Portfolio, a number of biases were evident. The most significant was an enduring preference for non-U.S. issuers over U.S. issuers. In our opinion, the U.S. market remained richly priced relative to the rest of the world. We also viewed U.S. economic expansion as significantly more advanced than expansion in most other markets, which could limit potential growth. On the other hand, we believed that underutilized capacity and resources were more readily available outside the United States and that structural reforms in some countries pointed to an acceleration in their rate of economic expansion. During the reporting period, that thesis was misplaced, as the United States led the global economy and the U.S. stock market outperformed most foreign stock markets by a wide margin. The Portfolio’s bias toward non-U.S. entities was less dramatic at the end of the reporting period than it was earlier in the reporting period.

We also allocated assets disproportionately across the capitalization spectrum and by industry. The Portfolio’s preference for small companies over larger multinational companies persisted, as we believed that small-cap stocks were likely to benefit disproportionately from tax reform and industry deregulation while being shielded to a degree from potential trade frictions. During the reporting period, the Portfolio also shifted from favoring growth equities toward favoring value equities. This change was driven primarily by concerns surrounding the technology industry—including potential litigation and regulation as well has hypercompetitive markets—and potential opportunities we had identified in energy and financials. As with the preference for non-U.S. assets, the shift toward small-cap companies was quite damaging to the Portfolio’s performance. The Portfolio’s move toward value over growth stocks had mixed results. Growth stocks such as Facebook, Amazon.com, Apple, Netflix and Google led the U.S. market higher for much of the reporting period, but these stocks were particularly hard hit in the fourth quarter of 2018.

The fixed-income portion of the Portfolio extended its duration a bit as bond yields rose during the reporting period, and we slightly reduced its allocation to credit on concerns about the poor trade-off between risk and return. In our opinion, credit spreads5 looked too tight given the degree of leverage in the market and the trajectory of rate hikes on which the Federal

Reserve had embarked. The Portfolio’s efforts to manage duration and credit offered a very modest positive contribution to performance during the reporting period. (Contributions take weightings and total returns into account.)

How did the Portfolio’s allocations change over the course of the reporting period?

The Portfolio’s most significant allocation change was an increase in MainStay VP Indexed Bond Portfolio as the Portfolio shifted toward fixed-income instruments with higher credit quality. The increase was primarily funded by reductions in MainStay VP Bond Portfolio, with MainStay VP IQ Hedge Multi-Strategy Portfolio and the IQ Enhanced Core Plus Bond U.S. ETF also contributing.

Assets were also allotted to IQ Chaikin U.S. Large Cap ETF, which was launched in December of 2017 and follows a multifactor process that presently has a slight value bias. The Portfolio added to that position throughout the reporting period and is now using it as a source of liquidity in the U.S. equity portion of the Portfolio, displacing the MainStay VP MacKay S&P 500 Index Portfolio in that role. The Portfolio also added a position in IQ 500 International ETF, which was launched in December of 2018 and which we believe will eventually play a similar liquidity role in the non-U.S. equity portion of the Portfolio.

During the reporting period, the Portfolio established new positions in two Underlying Portfolios/Funds that invest in municipal bonds: MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Short Term Municipal Fund. These allocations were added to help diversify credit risk away from the corporate market, where we believe that the use of leverage is becoming a concern.

The Portfolio also added to its allocation in IQ Chaikin U.S. Small Cap ETF, a position initially established in 2017. The Portfolio also increased its allocation to MainStay VP Epoch U.S. Equity Yield Portfolio and MainStay VP T. Rowe Price Equity Income Portfolio as we became less averse to high-dividend, yield-sensitive stocks in the wake of rising bond yields.

During the reporting period, the Portfolio reduced its position in MainStay VP Large Cap Growth Portfolio. After the Underlying Portfolio/Fund provided several years of strong returns, we began to see increasing risk among the big technology companies that dominate the growth-stock universe. Heavier regulation and potential litigation seemed likely amid data privacy concerns and monopolistic practices. Intense competition was also a worry. We believe that the prospects may be better for companies in the energy and financials sectors, which are more prevalent in value indices.

5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

21

The Portfolio reduced its position in MainStay Epoch Global Choice Fund in anticipation of the merger of this Underlying Portfolio/Fund into MainStay Epoch Capital Growth Fund at the end of February 2019.

In the international equity portion of the Portfolio, we exited the Portfolio’s position in IQ 50 Percent Hedged FTSE Europe ETF over concerns about fiscal stability in Italy, difficulties in negotiating the terms of Brexit (i.e., the United Kingdom’s planned departure from the European Union) and the decline of centrist political parties in continental Europe. Proceeds were distributed primarily to MainStay Epoch International Choice Fund.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Portfolios/Funds held for the entire reporting period, MainStay VP Large Cap Growth Portfolio was the only Underlying Equity Portfolio/Fund to post a positive return for the 12-month period. MainStay VP MacKay Growth Portfolio generated the smallest loss. At the other end of the spectrum, MainStay VP Cushing Renaissance Advantage Portfolio and MainStay MacKay International Opportunities Fund both generated losses greater than 20%.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds that made the most significant positive contributions to the Portfolio’s overall performance were MainStay VP Large Cap Growth Portfolio and MainStay Epoch U.S. All Cap Fund. Among the most substantial detractors from the Portfolio’s performance were MainStay VP Emerging Markets Equity Portfolio and MainStay MacKay International Opportunities Fund.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

U.S. Treasury yields were range-bound between 2.5% and 3.25% for much of the reporting period. Upward pressure on yields during the reporting period came from a rise in inflation, a growing federal budget deficit and reductions in the size of the Federal Reserve’s balance sheet. Among the forces working in the opposite direction during the reporting period were fears of a looming recession and a flight to higher-quality instruments as market conditions became more volatile.

Credit spreads were stable for much of the reporting period as corporate fundamentals remained sound, but that changed substantially during the fall. Stress in equity markets began to affect fixed-income markets, and spreads widened considerably from October through the end of December 2018.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

During the reporting period, municipal bonds fared well and contributed positively to performance, as state and local government finances remained healthy. Floating-rate loans, boosted by rising federal funds target ranges, held their value reasonably well during the reporting period, despite widening credit spreads. In contrast, long-duration instruments and those issued by less-creditworthy borrowers tended to fare less well during the reporting period.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

During the reporting period, MainStay MacKay High Yield Municipal Bond Fund and the Portfolio’s cash sweep account made the strongest contributions to the performance of the fixed-income portion of the Portfolio. Over the same period, IQ Enhanced Core Plus Bond ETF and MainStay VP MacKay Unconstrained Bond Portfolio were the largest detractors from the performance of the fixed-income portion of the Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

22	MainStay VP Moderate Allocation Portfolio

Portfolio of Investments December 31, 2018

	Shares	Value

Affiliated Investment Companies 98.5%†
Equity Funds 64.7%
IQ 50 Percent Hedged FTSE International ETF (a)	2,211,220	$40,177,867
IQ 500 International ETF (a)	57,939	1,435,149
IQ Chaikin U.S. Large Cap ETF	2,318,111	49,445,308
IQ Chaikin U.S. Small Cap ETF	628,536	14,028,924
IQ Global Resources ETF (a)	609,137	15,368,526
MainStay Cushing MLP Premier Fund Class I	769,044	7,482,801
MainStay Epoch Capital Growth Fund Class I (a)(b)	950,149	10,195,097
MainStay Epoch Global Choice Fund Class I (a)	922,798	14,810,914
MainStay Epoch International Choice Fund Class I (a)	1,484,630	45,385,133
MainStay Epoch U.S. All Cap Fund Class R6 (a)	1,757,297	41,173,468
MainStay Epoch U.S. Equity Yield Fund Class R6	188,416	2,769,709
MainStay MacKay International Opportunities Fund Class I (a)	6,083,569	42,402,473
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	5,168,301	38,297,110
MainStay MAP Equity Fund Class I (a)	1,208,225	42,698,671
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)(b)	2,816,217	21,423,775
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	1,153,904	14,078,460
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	8,354,932	66,782,058
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	2,887,845	40,445,179
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	2,876,271	28,247,947
MainStay VP Large Cap Growth Portfolio Initial Class (a)	1,364,410	29,529,522
MainStay VP MacKay Common Stock Portfolio Initial Class	764,568	19,290,144
MainStay VP MacKay Growth Portfolio Initial Class (a)	952,793	26,406,434
MainStay VP MacKay International Equity Portfolio Initial Class	306,477	4,593,018
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (a)	4,155,523	49,625,258
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	71,869	3,457,847
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	1,604,455	15,761,838
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	4,918,864	56,005,325

Total Equity Funds (Cost $829,977,335)		741,317,955

	Shares	Value

Fixed Income Funds 33.8%
IQ Enhanced Core Bond U.S. ETF (a)	1,035,008	$19,261,499
IQ Enhanced Core Plus Bond U.S. ETF	358,804	6,784,984
IQ S&P High Yield Low Volatility Bond ETF (a)	187,552	4,366,211
MainStay MacKay High Yield Municipal Bond Fund Class I	1,541,457	19,083,234
MainStay MacKay Short Duration High Yield Fund Class I	2,590,207	24,632,873
MainStay MacKay Short Term Municipal Fund Class I	1,574,754	15,038,903
MainStay MacKay Total Return Bond Fund Class R6	117,483	1,198,330
MainStay VP Bond Portfolio Initial Class (a)	6,042,567	82,880,138
MainStay VP Floating Rate Portfolio Initial Class (a)	3,553,007	30,735,578
MainStay VP Indexed Bond Portfolio Initial Class (a)	12,620,860	123,717,023
MainStay VP MacKay Convertible Portfolio Initial Class (a)	1,132,043	13,940,201
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	625,468	5,828,234
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class (a)	3,166,018	30,403,458
MainStay VP PIMCO Real Return Portfolio Initial Class	1,224,858	10,029,596

Total Fixed Income Funds (Cost $398,868,770)		387,900,262

Total Affiliated Investment Companies (Cost $1,228,846,105)		1,129,218,217

Short-Term Investments 1.4%
Affiliated Investment Company 1.1%
MainStay U.S. Government Liquidity Fund, 2.18% (c)	12,668,078	12,668,078

Total Affiliated Investment Company (Cost $12,668,078)		12,668,078

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Short-Term Investments (continued)
Repurchase Agreement 0.3%
Fixed Income Clearing Corp. 0.50%, dated 12/31/18 due 1/2/19 Proceeds at Maturity $2,809,483 (Collateralized by a United States Treasury Note with a rate of 2.625% and a maturity date of 12/31/25, with a Principal Amount of $2,870,000 and a Market Value of $2,870,000)	$2,809,405	$2,809,405

Total Repurchase Agreement (Cost $2,809,405)		2,809,405

Total Short-Term Investments (Cost $15,477,483)		15,477,483

Total Investments (Cost $1,244,323,588)	99.9%	1,144,695,700
Other Assets, Less Liabilities	0.1	1,700,902
Net Assets	100.0%	$1,146,396,602
†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	Current yield as of December 31, 2018.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$741,317,955	$—	$—	$741,317,955
Fixed Income Funds	387,900,262	—	—	387,900,262
Short-Term Investment	12,668,078	—	—	12,668,078
Short-Term Investment
Repurchase Agreement	—	2,809,405	—	2,809,405

Total Investments in Securities	$1,141,886,295	$2,809,405	$—	$1,144,695,700

(a)	For a complete listing of investments, see the Portfolio of Investments.

24	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in affiliated investment company, at value (identified cost $1,241,514,183)	$1,141,886,295
Repurchase agreements, at value (identified cost $2,809,405)	2,809,405
Receivables:
Dividends and Interest	1,515,022
Investment securities sold	859,894
Fund shares sold	196,806

Total assets	1,147,267,422

Liabilities
Payables:
Investment securities purchased	305,778
Fund shares redeemed	247,322
NYLIFE Distributors (See Note 3)	238,793
Shareholder communication	39,804
Professional fees	25,990
Custodian	5,167
Trustees	1,370
Accrued expenses	6,596

Total liabilities	870,820

Net assets	$1,146,396,602

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$111,984
Additional paid-in capital	1,216,195,299

1,216,307,283
Total distributable earnings (loss)(1)	(69,910,681)

Net assets	$1,146,396,602

Initial Class
Net assets applicable to outstanding shares	$43,161,227

Shares of beneficial interest outstanding	4,180,012

Net asset value per share outstanding	$10.33

Service Class
Net assets applicable to outstanding shares	$1,103,235,375

Shares of beneficial interest outstanding	107,803,552

Net asset value per share outstanding	$10.23

(1)	See Note 10.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$25,904,427
Interest	40,731

Total income	25,945,158

Expenses
Distribution/Service—Service Class (See Note 3)	3,113,369
Shareholder communication	120,555
Professional fees	104,926
Trustees	28,715
Custodian	9,373
Miscellaneous	40,656

Total expenses	3,417,594

Net investment income (loss)	22,527,564

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	9,514,304
Realized capital gain distributions from affiliated investment companies	43,967,512

Net realized gain (loss) on investments from affiliated investment companies	53,481,816

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(185,630,627)

Net realized and unrealized gain (loss) on investments	(132,148,811)

Net increase (decrease) in net assets resulting from operations	$(109,621,247)

26	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,527,564	$19,678,024
Net realized gain (loss) on investments and investments from affiliated investment companies	53,481,816	45,914,684
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(185,630,627)	109,505,771

Net increase (decrease) in net assets resulting from operations	(109,621,247)	175,098,479

Distributions to shareholders(1):
Initial Class	(2,565,757)
Service Class	(62,823,221)

	(65,388,978)

Dividends to shareholders from net investment income:
Initial Class		(797,531)
Service Class		(18,224,312)

		(19,021,843)

Distributions to shareholders from net realized gain on investments:
Initial Class		(205,536)
Service Class		(5,434,437)

		(5,639,973)

Total dividends and distributions to shareholders	(65,388,978)	(24,661,816)

Capital share transactions:
Net proceeds from sale of shares	106,545,338	121,392,361
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	65,388,978	24,661,816
Cost of shares redeemed	(188,840,859)	(173,263,050)

Increase (decrease) in net assets derived from capital share transactions	(16,906,543)	(27,208,873)

Net increase (decrease) in net assets	(191,916,768)	123,227,790

Net Assets
Beginning of year	1,338,313,370	1,215,085,580

End of year(2)	$1,146,396,602	$1,338,313,370

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders. (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $26,247,281 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$11.89	$10.57	$10.59	$12.03	$12.61

Net investment income (loss) (a)	0.23	0.20	0.19	0.20	0.23

Net realized and unrealized gain (loss) on investments	(1.16)	1.36	0.48	(0.39)	0.33

Total from investment operations	(0.93)	1.56	0.67	(0.19)	0.56

Less dividends and distributions:

From net investment income	(0.27)	(0.19)	(0.24)	(0.30)	(0.29)

From net realized gain on investments	(0.36)	(0.05)	(0.45)	(0.95)	(0.85)

Total dividends and distributions	(0.63)	(0.24)	(0.69)	(1.25)	(1.14)

Net asset value at end of year	$10.33	$11.89	$10.57	$10.59	$12.03

Total investment return (b)	(8.40%)	14.97%	6.41%	(1.61%)	4.62%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.99%	1.79%	1.76%	1.69%	1.80%

Net expenses (c)	0.02%	0.02%	0.03%	0.02%	0.03%

Portfolio turnover rate	52%	33%	40%	36%	46%

Net assets at end of year (in 000’s)	$43,161	$49,419	$43,873	$41,551	$41,706

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$11.79	$10.48	$10.51	$11.95	$12.53

Net investment income (loss) (a)	0.20	0.17	0.16	0.17	0.19

Net realized and unrealized gain (loss) on investments	(1.16)	1.36	0.47	(0.39)	0.34

Total from investment operations	(0.96)	1.53	0.63	(0.22)	0.53

Less dividends and distributions:

From net investment income	(0.24)	(0.17)	(0.21)	(0.27)	(0.26)

From net realized gain on investments	(0.36)	(0.05)	(0.45)	(0.95)	(0.85)

Total dividends and distributions	(0.60)	(0.22)	(0.66)	(1.22)	(1.11)

Net asset value at end of year	$10.23	$11.79	$10.48	$10.51	$11.95

Total investment return (b)	(8.63%)	14.68%	6.14%	(1.86%)	4.35%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.73%	1.53%	1.52%	1.44%	1.51%

Net expenses (c)	0.27%	0.27%	0.28%	0.27%	0.28%

Portfolio turnover rate	52%	33%	40%	36%	46%

Net assets at end of year (in 000’s)	$1,103,235	$1,288,895	$1,171,213	$1,137,619	$1,154,403

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

28	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	2/13/2006	–10.73%	3.07%	9.31%	1.03%
Service Class Shares	2/13/2006	–10.95	2.81	9.04	1.28

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[3]	–4.38%	8.49%	13.12%
MSCI EAFE® Index[4]	–13.79	0.53	6.32
Bloomberg Barclays U.S. Aggregate Bond Index[5]	0.01	2.52	3.48
Moderate Growth Allocation Composite Index[6]	–5.27	5.80	10.11
Morningstar Allocation—70% to 85% Equity Category Average[7]	–7.92	3.55	9.09

1.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate
Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Portfolio has selected the Moderate Growth Allocation Composite Index as an additional benchmark. The Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 60%, 20% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Morningstar Allocation—70% to 85% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 70% and 85%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

29

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$896.50	$0.10	$1,025.11	$0.10	0.02%

Service Class Shares	$1,000.00	$895.30	$1.29	$1,023.84	$1.38	0.27%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

30	MainStay VP Moderate Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 35 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

31

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Growth Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP Moderate Growth Allocation Portfolio returned –10.73% for Initial Class shares and –10.95% for Service Class shares. Over the same period, both share classes underperformed the –4.38% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, but outperformed the –13.79% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2018, both share classes underperformed the 0.01% return of the Bloomberg Barclays U.S. Aggregate Bond Index2 and the –5.27% return of the Moderate Growth Allocation Composite Index, which are additional benchmarks of the Portfolio. Over the same period, both share classes underperformed the –7.92% return of the Morningstar Allocation—70% to 85% Equity Category Average.3

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in international stocks—largely accounted for the Portfolio’s underperformance relative to its primary benchmark during the reporting period because international stocks in the aggregate tended to underperform U.S. large-cap stocks by a substantial margin during the reporting period. The Moderate Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index and offers an alternative yardstick against which to measure the performance of the Portfolio.

The reporting period proved to be challenging for the Portfolio on just about every front. The most significant factor affecting the relative performance of the Portfolio was the performance of the available Underlying Portfolios/Funds, which detracted materially from active returns. During the reporting period, MainStay MacKay International Opportunities Fund, MainStay

Epoch U.S. All Cap Fund, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP Emerging Markets Equity Portfolio and IQ Chaikin U.S. Small Cap ETF all detracted from the Portfolio’s performance.

Asset class policy was also a material drag on the Portfolio’s relative performance during the reporting period. The Portfolio was positioned to favor stocks over bonds in a year when stocks fell, detracting from returns. Asset allocations within equities were also of consequence. Although U.S. large-cap stocks provided negative overall total returns, they led the rest of the world by a substantial margin. Investing in small-cap issues or venturing outside the United States generally resulted in steeper losses. The Portfolio was positioned quite poorly for such an environment, as it was tilted aggressively away from U.S. large-cap growth companies on concerns about increasing regulatory oversight, hypercompetitive markets and excessive valuations. The fixed-income portion of the Portfolio performed better than the equity portion of the Portfolio, where biases favoring convertible bonds, municipal issuers and cash were helpful, but the effects on relative performance were more than offset by difficulties in the equity portion of the Portfolio.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and duration.4 We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest the Portfolio’s assets in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear to be positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

We began the reporting period with a slight preference for equities. Economic and corporate fundamentals appeared sound, but political risks loomed large, and in our opinion, valuations appeared to be a bit high, which tempered our enthusiasm. A sharp drop in stock prices in early February 2018 eliminated our concern about valuations, and we became more aggressive buyers of global equities. The expected recovery in pricing proved slow to unfold. Restraints on a bull market included tightening U.S. monetary policy and concerns over a looming trade war. With the U.S. economy shifting into high gear during the second quarter of 2018 and corporate earnings posting

1.	”New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 29 for more information on this index.
3.	See footnote on page 29 for more information on the Morningstar Allocation—70% to 85% Equity Category Average.
4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

32	MainStay VP Moderate Growth Allocation Portfolio

several quarters of year-over-year profit growth at more than 20%, stocks resumed their upward climb over the summer months, providing an opportunity to trim the Portfolio’s overweight position in stocks. Conditions reversed, however, in October. Although economic fundamentals remained sound, stock prices fell sharply and the Portfolio again increased its overweight position in equities. This time, the expected recovery failed to occur, and prices fell further in December 2018.

In the equity portion of the Portfolio, a number of biases were evident. The most significant was an enduring preference for non-U.S. issuers over U.S. issuers. In our opinion, the U.S. market remained richly priced relative to the rest of the world. We also viewed U.S. economic expansion as significantly more advanced than expansion in most other markets, which could limit potential growth. On the other hand, we believed that underutilized capacity and resources were more readily available outside the United States and that structural reforms in some countries pointed to an acceleration in their rate of economic expansion. During the reporting period, that thesis was misplaced, as the United States led the global economy and the U.S. stock market outperformed most foreign stock markets by a wide margin. The Portfolio’s bias toward non-U.S. entities was less dramatic at the end of the reporting period than it was earlier in the reporting period.

We also allocated assets disproportionately across the capitalization spectrum and by industry. The Portfolio’s preference for small companies over larger multinational companies persisted, as we believed that small-cap stocks were likely to benefit disproportionately from tax reform and industry deregulation while being shielded to a degree from potential trade frictions. During the reporting period, the Portfolio also shifted from favoring growth equities toward favoring value equities. This change was driven primarily by concerns surrounding the technology industry—including potential litigation and regulation as well has hypercompetitive markets—and potential opportunities we had identified in energy and financials. As with the preference for non-U.S. assets, the shift toward small-cap companies was quite damaging to the Portfolio’s performance. The Portfolio’s move toward value over growth stocks had mixed results. Growth stocks such as Facebook, Amazon.com, Apple, Netflix and Google led the U.S. market higher for much of the reporting period, but these stocks were particularly hard hit in the fourth quarter of 2018.

The fixed-income portion of the Portfolio extended its duration a bit as bond yields rose during the reporting period, and we slightly reduced its allocation to credit on concerns about the poor trade-off between risk and return. In our opinion, credit spreads5 looked too tight given the degree of leverage in the market and the trajectory of rate hikes on which the Federal Reserve had embarked. The Portfolio’s efforts to manage duration and credit offered a very modest positive contribution to performance during the reporting period. (Contributions take weightings and total returns into account.)

How did the Portfolio’s allocations change over the course of the reporting period?

Assets were allotted to IQ Chaikin U.S. Large Cap ETF, which was launched in December of 2017 and follows a multifactor process that presently has a slight value bias. The Portfolio added to that position throughout the reporting period and is now using it as a source of liquidity in the U.S. equity portion of the Portfolio, displacing the MainStay VP MacKay S&P 500 Index Portfolio in that role. The Portfolio also added a position in IQ 500 International ETF, which was launched in December of 2018 and which we believe will eventually play a similar liquidity role in the non-U.S. equity portion of the Portfolio.

During the reporting period, the Portfolio established new positions in two Underlying Portfolios/Funds that invest in municipal bonds: MainStay MacKay High Yield Municipal Bond Fund and MainStay MacKay Short Term Municipal Fund. These allocations were added to help diversify credit risk away from the corporate market, where we believe that the use of leverage is becoming a concern.

The Portfolio also added to its allocation in IQ Chaikin U.S. Small Cap ETF, a position initially established in 2017. The Portfolio also increased its allocation to MainStay VP Epoch U.S. Equity Yield Portfolio and MainStay VP T. Rowe Price Equity Income Portfolio as we became less averse to high-dividend, yield-sensitive stocks in the wake of rising bond yields.

During the reporting period, the Portfolio reduced its position in MainStay VP Large Cap Growth Portfolio. After the Underlying Portfolio/Fund provided several years of strong returns, we began to see increasing risk among the big technology companies that dominate the growth-stock universe. Heavier regulation and potential litigation seemed likely amid data privacy concerns and monopolistic practices. Intense competition was also a worry. We believe that the prospects may be better for companies in the energy and financials sectors, which are more prevalent in value indices.

The Portfolio reduced its position in MainStay Epoch Global Choice Fund in anticipation of the merger of this Underlying Portfolio/Fund into MainStay Epoch Capital Growth Fund at the end of February 2019.

In the international equity portion of the Portfolio, we exited the Portfolio’s position in IQ 50 Percent Hedged FTSE Europe ETF

5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

33

over concerns about fiscal stability in Italy, difficulties in negotiating the terms of Brexit (i.e., the United Kingdom’s planned departure from the European Union) and the decline of centrist political parties in continental Europe. Proceeds were distributed primarily to MainStay Epoch International Choice Fund.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Portfolios/Funds held for the entire reporting period, MainStay VP Large Cap Growth Portfolio was the only Underlying Equity Portfolio/Fund to post a positive return for the 12-month period. MainStay VP MacKay Growth Portfolio generated the smallest loss. At the other end of the spectrum, MainStay VP Cushing Renaissance Advantage Portfolio and MainStay MacKay International Opportunities Fund both generated losses greater than 20%.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds that made the most significant positive contributions to the Portfolio’s overall performance were MainStay VP Large Cap Growth Portfolio and MainStay Epoch U.S. All Cap Fund. Among the most substantial detractors from the Portfolio’s performance were MainStay VP Emerging Markets Equity Portfolio and MainStay MacKay International Opportunities Fund.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

U.S. Treasury yields were range-bound between 2.5% and 3.25% for much of the reporting period. Upward pressure on yields during the reporting period came from a rise in inflation, a growing federal budget deficit and reductions in the size of the Federal Reserve’s balance sheet. Among the forces working in the opposite direction during the reporting period were fears of a looming recession and a flight to higher-quality instruments as market conditions became more volatile.

Credit spreads were stable for much of the reporting period as corporate fundamentals remained sound, but that changed substantially during the fall. Stress in equity markets began to affect fixed-income markets, and spreads widened considerably from October through the end of December 2018.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

During the reporting period, municipal bonds fared well and contributed positively to performance, as state and local government finances remained healthy. Floating-rate loans, boosted by rising federal funds target ranges, held their value reasonably well during the reporting period, despite widening credit spreads. In contrast, long-duration instruments and those issued by less-creditworthy borrowers tended to fare less well during the reporting period.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

During the reporting period, MainStay MacKay High Yield Municipal Bond Fund and the Portfolio’s cash sweep account made the strongest contributions to the performance of the fixed-income portion of the Portfolio. Over the same period, IQ Enhanced Core Plus Bond ETF and MainStay VP PIMCO Real Return Portfolio were the largest detractors from the performance of the fixed-income portion of the Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

34	MainStay VP Moderate Growth Allocation Portfolio

Portfolio of Investments December 31, 2018

	Shares	Value
Affiliated Investment Companies 98.8%†
Equity Funds 84.6%
IQ 50 Percent Hedged FTSE International ETF (a)	3,593,087	$65,286,391
IQ 500 International ETF (a)	470,296	11,649,232
IQ Chaikin U.S. Large Cap ETF (a)	3,979,390	84,880,389
IQ Chaikin U.S. Small Cap ETF (a)	1,485,999	33,167,498
IQ Global Resources ETF (a)	1,414,615	35,690,737
MainStay Cushing MLP Premier Fund Class I	1,316,717	12,811,652
MainStay Epoch Capital Growth Fund Class I (a)(b)	1,656,364	17,772,785
MainStay Epoch Global Choice Fund Class I (a)	1,212,172	19,455,353
MainStay Epoch International Choice Fund Class I (a)	3,239,096	99,019,163
MainStay Epoch U.S. All Cap Fund Class R6 (a)	4,626,815	108,406,269
MainStay Epoch U.S. Equity Yield Fund Class R6	296,353	4,356,394
MainStay MacKay International Opportunities Fund Class I (a)	14,862,235	103,589,777
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	10,161,154	75,294,150
MainStay MAP Equity Fund Class I (a)	2,328,738	82,297,609
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)(b)	4,713,707	35,858,534
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	4,628,054	56,465,600
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	17,022,098	136,059,844
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	7,364,162	103,137,413
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	8,776,883	86,198,028
MainStay VP Large Cap Growth Portfolio Initial Class (a)	2,044,587	44,250,391
MainStay VP MacKay Common Stock Portfolio Initial Class (a)	1,770,370	44,666,678
MainStay VP MacKay Growth Portfolio Initial Class (a)	1,643,535	45,550,209
MainStay VP MacKay International Equity Portfolio Initial Class (a)	1,312,284	19,666,556
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (a)	10,767,129	128,581,068
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	89,712	4,316,363
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	3,982,786	39,126,089
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	11,945,080	136,004,576

Total Equity Funds (Cost $1,855,842,292)		1,633,558,748

	Shares	Value
Fixed Income Funds 14.2%
IQ Enhanced Core Plus Bond U.S. ETF (a)	1,001,675	$18,941,674
IQ S&P High Yield Low Volatility Bond ETF	83,315	1,939,573
MainStay MacKay High Yield Municipal Bond Fund Class I	2,352,184	29,120,033
MainStay MacKay Short Duration High Yield Fund Class I (a)	3,872,526	36,827,724
MainStay MacKay Short Term Municipal Fund Class I (a)	2,401,329	22,932,691
MainStay MacKay Total Return Bond Fund Class R6	50,216	512,203
MainStay VP Bond Portfolio Initial Class (a)	1,958,512	26,863,041
MainStay VP Floating Rate Portfolio Initial Class (a)	4,522,939	39,126,047
MainStay VP MacKay Convertible Portfolio Initial Class (a)	1,938,833	23,875,173
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class	241,141	2,246,996
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class (a)	5,502,473	52,840,569
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	2,186,177	17,901,242

Total Fixed Income Funds (Cost $282,007,089)		273,126,966

Total Affiliated Investment Companies (Cost $2,137,849,381)		1,906,685,714

Short-Term Investments 1.2%
Affiliated Investment Company 1.2%
MainStay U.S. Government Liquidity Fund, 2.18% (c)	23,396,689	23,396,689

Total Affiliated Investment Company (Cost $23,396,689)		23,396,689

	Principal Amount
Repurchase Agreement 0.0%‡
Fixed Income Clearing Corp. 0.50%, dated 12/31/18 due 1/2/19 Proceeds at Maturity $628,083 (Collateralized by a United States Treasury Note with a rate of 2.625% and a maturity date of 12/31/25, with a Principal Amount of $645,000 and a Market Value of $645,000)	$628,066	628,066

Total Repurchase Agreement (Cost $628,066)		628,066

Total Short-Term Investments (Cost $24,024,755)		24,024,755

Total Investments (Cost $2,161,874,136)	100.0%	1,930,710,469
Other Assets, Less Liabilities	(0.0)‡	(603,528)
Net Assets	100.0%	$1,930,106,941

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Portfolio of Investments December 31, 2018 (continued)

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	Current yield as of December 31, 2018.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,633,558,748	$—	$—	$1,633,558,748
Fixed Income Funds	273,126,966	—	—	273,126,966
Short-Term Investment	23,396,689	—	—	23,396,689
Short-Term Investment
Repurchase Agreement	—	628,066	—	628,066

Total Investments in Securities	$1,930,082,403	$628,066	$—	$1,930,710,469

(a)	For a complete listing of investments, see the Portfolio of Investments.

36	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in affiliated investment company, at value (identified cost $2,161,246,070)	$1,930,082,403
Repurchase agreements, at value (identified cost $628,066)	628,066
Receivables:
Dividends and Interest	2,521,729
Fund shares sold	37,352

Total assets	1,933,269,550

Liabilities
Payables:
Investment securities purchased	1,326,337
Fund shares redeemed	1,317,656
NYLIFE Distributors (See Note 3)	402,822
Shareholder communication	69,842
Professional fees	27,069
Custodian	5,288
Trustees	2,347
Accrued expenses	11,248

Total liabilities	3,162,609

Net assets	$1,930,106,941

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$184,351
Additional paid-in capital	2,038,686,159

2,038,870,510
Total distributable earnings (loss)(1)	(108,763,569)

Net assets	$1,930,106,941

Initial Class
Net assets applicable to outstanding shares	$80,132,688

Shares of beneficial interest outstanding	7,577,888

Net asset value per share outstanding	$10.57

Service Class
Net assets applicable to outstanding shares	$1,849,974,253

Shares of beneficial interest outstanding	176,773,321

Net asset value per share outstanding	$10.47

(1)	See Note 10.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$38,354,531
Interest	70,587

Total income	38,425,118

Expenses
Distribution/Service—Service Class (See Note 3)	5,446,809
Shareholder communication	212,593
Professional fees	156,330
Trustees	50,508
Custodian	12,297
Miscellaneous	68,496

Total expenses	5,947,033

Net investment income (loss)	32,478,085

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	51,943,202
Realized capital gain distributions from affiliated investment companies	102,547,582

Net realized gain (loss) on investments from affiliated investment companies	154,490,784

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(425,456,108)

Net realized and unrealized gain (loss) on investments	(270,965,324)

Net increase (decrease) in net assets resulting from operations	$(238,487,239)

38	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$32,478,085	$26,094,091
Net realized gain (loss) on investments and investments from affiliated investment companies	154,490,784	109,038,278
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(425,456,108)	237,266,835

Net increase (decrease) in net assets resulting from operations	(238,487,239)	372,399,204

Distributions to shareholders(1):
Initial Class	(5,592,425)
Service Class	(128,359,468)

	(133,951,893)

Dividends to shareholders from net investment income:
Initial Class		(1,232,695)
Service Class		(26,622,582)

		(27,855,277)

Distributions to shareholders from net realized gain on investments:
Initial Class		(1,653,689)
Service Class		(42,080,264)

		(43,733,953)

Total dividends and distributions to shareholders	(133,951,893)	(71,589,230)

Capital share transactions:
Net proceeds from sale of shares	115,635,373	167,652,022
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	133,951,893	71,589,230
Cost of shares redeemed	(301,081,497)	(252,734,374)

Increase (decrease) in net assets derived from capital share transactions	(51,494,231)	(13,493,122)

Net increase (decrease) in net assets	(423,933,363)	287,316,852

Net Assets
Beginning of year	2,354,040,304	2,066,723,452

End of year(2)	$1,930,106,941	$2,354,040,304

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders. (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $38,232,393 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$12.61	$11.00	$11.08	$12.78	$13.36

Net investment income (loss) (a)	0.21	0.17	0.18	0.17	0.20

Net realized and unrealized gain (loss) on investments	(1.47)	1.86	0.64	(0.49)	0.39

Total from investment operations	(1.26)	2.03	0.82	(0.32)	0.59

Less dividends and distributions:

From net investment income	(0.24)	(0.18)	(0.24)	(0.30)	(0.25)

From net realized gain on investments	(0.54)	(0.24)	(0.66)	(1.08)	(0.92)

Total dividends and distributions	(0.78)	(0.42)	(0.90)	(1.38)	(1.17)

Net asset value at end of year	$10.57	$12.61	$11.00	$11.08	$12.78

Total investment return (b)	(10.73%)	18.62%	7.56%	(2.35%)	4.59%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.71%	1.43%	1.60%	1.38%	1.51%

Net expenses (c)	0.02%	0.02%	0.03%	0.02%	0.03%

Portfolio turnover rate	44%	31%	33%	34%	44%

Net assets at end of year (in 000’s)	$80,133	$90,089	$76,025	$68,000	$66,849

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$12.49	$10.90	$10.99	$12.68	$13.28

Net investment income (loss) (a)	0.17	0.14	0.14	0.14	0.17

Net realized and unrealized gain (loss) on investments	(1.44)	1.84	0.64	(0.47)	0.38

Total from investment operations	(1.27)	1.98	0.78	(0.33)	0.55

Less dividends and distributions:

From net investment income	(0.21)	(0.15)	(0.21)	(0.28)	(0.23)

From net realized gain on investments	(0.54)	(0.24)	(0.66)	(1.08)	(0.92)

Total dividends and distributions	(0.75)	(0.39)	(0.87)	(1.36)	(1.15)

Net asset value at end of year	$10.47	$12.49	$10.90	$10.99	$12.68

Total investment return (b)	(10.95%)	18.32%	7.30%	(2.59%)	4.33%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.42%	1.17%	1.32%	1.13%	1.28%

Net expenses (c)	0.27%	0.27%	0.28%	0.27%	0.28%

Portfolio turnover rate	44%	31%	33%	34%	44%

Net assets at end of year (in 000’s)	$1,849,974	$2,263,952	$1,990,699	$1,869,969	$1,855,721

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

40	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	2/13/2006	–12.78%	3.18%	9.74%	1.09%
Service Class Shares	2/13/2006	–12.99	2.93	9.47	1.34

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[3]	–4.38%	8.49%	13.12%
MSCI EAFE® Index[4]	–13.79	0.53	6.32
Growth Allocation Composite Index[5]	–6.75	6.50	11.57
Morningstar Allocation—85%+ Equity Category Average[6]	–9.27	3.91	10.12

1.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus , as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 75% and 25%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Allocation—85%+ Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures of over 85%. These funds typically allocate at least 10% to equities of foreign companies and do not exclusively allocate between cash and equities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

41

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$875.80	$0.14	$1,025.05	$0.15	0.03%

Service Class Shares	$1,000.00	$874.70	$1.32	$1,023.79	$1.43	0.28%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolio/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

42	MainStay VP Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 46 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

43

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Growth Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP Growth Allocation Portfolio returned –12.78% for Initial Class shares and –12.99% for Service Class shares. Over the same period, both share classes underperformed the –4.38% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, but outperformed the –13.79% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2018, both share classes underperformed the –6.75% return of the Growth Allocation Composite Index, which is an additional benchmark of the Portfolio. Over the same period, both share classes underperformed the –9.27% return of the Morningstar Allocation—85%+ Equity Category Average.3

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). Although the Portfolio may invest up to 10% of its assets in Underlying Fixed-Income Portfolios/Funds, the Portfolio seeks to achieve its investment objective by normally investing substantially all of its assets in Underlying Equity Portfolios/Funds (normally within a range of 90% to 100%). The Underlying Equity Portfolios/Funds may invest in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, the S&P 500® Index, on the other hand, consists entirely of U.S. large-cap stocks. These differences—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in international stocks—largely accounted for the Portfolio’s underperformance relative to its primary benchmark during the reporting period because international stocks in the aggregate tended to underperform U.S. large-cap stocks by a substantial margin during the reporting period. The Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index and offers an alternative yardstick against which to measure the performance of the Portfolio.

The reporting period proved to be challenging for the Portfolio on just about every front. The most significant factor affecting the relative performance of the Portfolio was the performance of the available Underlying Portfolios/Funds, which detracted materially from active returns. During the reporting period,

MainStay MacKay International Opportunities Fund, MainStay Epoch U.S. All Cap Fund, MainStay VP Cushing Renaissance Advantage Portfolio, MainStay VP Emerging Markets Equity Portfolio and IQ Chaikin U.S. Small Cap ETF all detracted from the Portfolio’s performance.

Asset class policy was also a material drag on the Portfolio’s relative performance during the reporting period. Although U.S. large-cap stocks provided negative overall total returns, they led the rest of the world by a substantial margin. Investing in small-cap issues or venturing outside the United States generally resulted in steeper losses. The Portfolio was positioned quite poorly for such an environment, as it was tilted aggressively away from U.S. large-cap growth companies on concerns about increasing regulatory oversight, hypercompetitive markets and excessive valuations.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest the Portfolio’s assets in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear to be positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that enjoy strong momentum.

The Portfolio reflected a number of biases during the reporting period. The most significant was an enduring preference for non-U.S. issuers over U.S. issuers. In our opinion, the U.S. market remained richly priced relative to the rest of the world. We also viewed U.S. economic expansion as significantly more advanced than expansion in most other markets, which could limit potential growth. On the other hand, we believed that underutilized capacity and resources were more readily available outside the United States and that structural reforms in some countries pointed to an acceleration in their rate of economic expansion. During the reporting period, that thesis was misplaced, as the United States led the global economy and the U.S. stock market outperformed most foreign stock markets by a wide margin. The Portfolio’s bias toward non-U.S. entities was less dramatic at the end of the reporting period than it was earlier in the reporting period.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 41 for more information on this index.
3.	See footnote on page 41 for more information on the Morningstar Allocation—85%+ Equity Category Average.

44	MainStay VP Growth Allocation Portfolio

We also allocated assets disproportionately across the capitalization spectrum and by industry. The Portfolio’s preference for small companies over larger multinational companies persisted, as we believed that small-cap stocks were likely to benefit disproportionately from tax reform and industry deregulation while being shielded to a degree from potential trade frictions. During the reporting period, the Portfolio also shifted from favoring growth equities toward favoring value equities. This change was driven primarily by concerns surrounding the technology industry—including potential litigation and regulation as well has hypercompetitive markets—and potential opportunities we had identified in energy and financials. As with the preference for non-U.S. assets, the shift toward small-cap companies was quite damaging to the Portfolio’s performance. The Portfolio’s move toward value over growth stocks had mixed results. Growth stocks such as Facebook, Amazon.com, Apple, Netflix and Google led the U.S. market higher for much of the reporting period, but these stocks were particularly hard hit in the fourth quarter of 2018.

How did the Portfolio’s allocations change over the course of the reporting period?

Assets were allotted to IQ Chaikin U.S. Large Cap ETF, which was launched in December of 2017 and follows a multifactor process that presently has a slight value bias. The Portfolio added to that position throughout the reporting period and is now using it as a source of liquidity in the U.S. equity portion of the Portfolio, displacing the MainStay VP MacKay S&P 500 Index Portfolio in that role. The Portfolio also added a position in IQ 500 International ETF, which was launched in December of 2018 and which we believe will eventually play a similar liquidity role in the non-U.S. equity portion of the Portfolio.

The Portfolio also added to its allocation in IQ Chaikin U.S. Small Cap ETF, a position initially established in 2017. The Portfolio also increased its allocation to MainStay VP Epoch U.S. Equity Yield Portfolio and MainStay VP T. Rowe Price Equity Income Portfolio as we became less averse to high-dividend, yield-sensitive stocks in the wake of rising bond yields.

During the reporting period, the Portfolio reduced its position in MainStay VP Large Cap Growth Portfolio. After the Underlying Portfolio/Fund provided several years of strong returns, we began to see increasing risk among the big technology companies that dominate the growth-stock universe. Heavier regulation and potential litigation seemed likely amid data privacy concerns and monopolistic practices. Intense competition was also a worry. We believe that the prospects may be better for companies in the energy and financials sectors, which are more prevalent in value indices.

The Portfolio reduced its position in MainStay Epoch Global Choice Fund in anticipation of the merger of this Underlying Portfolio/Fund into MainStay Epoch Capital Growth Fund at the end of February 2019.

In the international equity portion of the Portfolio, the Portfolio exited its position in IQ 50 Percent Hedged FTSE Europe ETF over concerns about fiscal stability in Italy, difficulties in negotiating the terms of Brexit (i.e., the United Kingdom’s planned departure from the European Union) and the decline of centrist political parties in continental Europe. Proceeds were distributed primarily to MainStay Epoch International Choice Fund.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Portfolios/Funds held for the entire reporting period, MainStay VP Large Cap Growth Portfolio was the only Underlying Equity Portfolio/Fund to post a positive return for the 12 month period. MainStay VP MacKay Growth Portfolio generated the smallest loss. At the other end of the spectrum, MainStay VP Cushing Renaissance Advantage Portfolio and MainStay MacKay International Opportunities Fund both generated losses greater than 20%.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds that made the most significant positive contributions to the Portfolio’s overall performance were MainStay VP Large Cap Growth Portfolio and MainStay Epoch U.S. All Cap Fund. (Contributions take weightings and total returns into account.) Among the most substantial detractors from the Portfolio’s performance were MainStay VP Emerging Markets Equity Portfolio and MainStay MacKay International Opportunities Fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

45

Portfolio of Investments December 31, 2018

	Shares	Value
Affiliated Investment Companies 99.8%†
Equity Funds 99.8%
IQ 500 International ETF	2,030	$50,283
IQ Chaikin U.S. Large Cap ETF (a)	1,613,145	34,408,383
IQ Chaikin U.S. Small Cap ETF (a)	1,295,284	28,910,739
IQ Global Resources ETF (a)	810,831	20,457,266
IQ 50 Percent Hedged FTSE International ETF (a)	2,089,908	37,973,628
MainStay Cushing MLP Premier Fund Class I	689,630	6,710,099
MainStay Epoch Capital Growth Fund Class I (a)(b)	803,288	8,619,284
MainStay Epoch Global Choice Fund Class I (a)	820,694	13,172,131
MainStay Epoch International Choice Fund Class I (a)	1,978,639	60,487,007
MainStay Epoch U.S. All Cap Fund Class R6 (a)	2,929,100	68,628,824
MainStay Epoch U.S. Equity Yield Fund Class R6	38,161	560,964
MainStay MacKay International Opportunities Fund Class I (a)	8,555,056	59,628,737
MainStay MacKay U.S. Equity Opportunities Fund Class I (a)	6,693,031	49,595,358
MainStay MAP Equity Fund Class I (a)	1,653,742	58,443,233
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)(b)	2,441,613	18,574,056
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)	2,335,072	28,489,556
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	9,897,369	79,110,957
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class (a)	4,433,861	62,097,616
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	4,514,573	44,337,758
MainStay VP Large Cap Growth Portfolio Initial Class (a)	1,684,700	36,461,465
MainStay VP MacKay Common Stock Portfolio Initial Class (a)	1,188,395	29,983,357
MainStay VP MacKay Growth Portfolio Initial Class (a)	1,351,951	37,469,024
MainStay VP MacKay International Equity Portfolio Initial Class (a)	867,587	13,002,109
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (a)	5,932,729	70,848,660
MainStay VP MacKay S&P 500 Index Portfolio Initial Class	36,154	1,739,482
MainStay VP MacKay Small Cap Core Portfolio Initial Class (a)	3,756,612	36,904,194
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	7,672,208	87,354,414

Total Affiliated Investment Companies (Cost $1,120,246,473)		994,018,584

	Shares	Value
Short-Term Investment 0.3%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 2.18% (c)	3,010,278	$3,010,278

Total Short-Term Investment (Cost $3,010,278)		3,010,278

Total Investments (Cost $1,123,256,751)	100.1%	997,028,862
Other Assets, Less Liabilities	(0.1)	(1,472,566)
Net Assets	100.0%	$995,556,296

†	Percentages indicated are based on Portfolio net assets.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class.

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	Current yield as of December 31, 2018.

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

FTSE—Financial Times Stock Exchange

MLP—Master limited partnership

46	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies Equity Funds	$994,018,584	$—	$—	$994,018,584
Short-Term Investment	3,010,278	—	—	3,010,278

Total Investments in Securities	$997,028,862	$—	$—	$997,028,862

(a)	For a complete listing of investments, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in affiliated investment company, at value (identified cost $1,123,256,751)	$997,028,862
Receivables:
Dividends and Interest	1,139,736
Fund shares sold	30,531

Total assets	998,199,129

Liabilities
Due to custodian	279,782
Payables:
Investment securities purchased	1,843,787
Fund shares redeemed	245,542
NYLIFE Distributors (See Note 3)	201,420
Shareholder communication	34,040
Professional fees	25,069
Custodian	6,228
Trustees	1,201
Accrued expenses	5,764

Total liabilities	2,642,833

Net assets	$995,556,296

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$95,769
Additional paid-in capital	1,063,001,479

1,063,097,248
Total distributable earnings (loss)(1)	(67,540,952)

Net assets	$995,556,296

Initial Class
Net assets applicable to outstanding shares	$66,326,437

Shares of beneficial interest outstanding	6,319,804

Net asset value per share outstanding	$10.50

Service Class
Net assets applicable to outstanding shares	$929,229,859

Shares of beneficial interest outstanding	89,448,763

Net asset value per share outstanding	$10.39

(1)	See Note 10.

48	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$16,433,624
Interest	4,706

Total income	16,438,330

Expenses
Distribution/Service—Service Class (See Note 3)	2,670,743
Shareholder communication	108,046
Professional fees	96,241
Trustees	25,276
Custodian	9,408
Miscellaneous	35,785

Total expenses	2,945,499

Net investment income (loss)	13,492,831

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	22,667,738
Realized capital gain distributions from affiliated investment companies	62,884,451

Net realized gain (loss) on investments from affiliated investment companies	85,552,189

Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(244,019,650)

Net realized and unrealized gain (loss) on investments	(158,467,461)

Net increase (decrease) in net assets resulting from operations	$(144,974,630)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$13,492,831	$8,425,077
Net realized gain (loss) on investments and investments from affiliated investment companies	85,552,189	48,828,057
Net change in unrealized appreciation (depreciation) on investments in affiliated investment companies	(244,019,650)	149,139,171

Net increase (decrease) in net assets resulting from operations	(144,974,630)	206,392,305

Distributions to shareholders(1):
Initial Class	(3,974,409)
Service Class	(53,585,629)

	(57,560,038)

Dividends to shareholders from net investment income:
Initial Class		(690,619)
Service Class		(7,963,115)

		(8,653,734)

Distributions to shareholders from net realized gain on investments:
Initial Class		(1,244,999)
Service Class		(17,722,828)

		(18,967,827)

Total dividends and distributions to shareholders	(57,560,038)	(27,621,561)

Capital share transactions:
Net proceeds from sale of shares	106,056,712	169,019,765
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	57,560,038	27,621,561
Cost of shares redeemed	(116,309,346)	(114,478,873)

Increase (decrease) in net assets derived from capital share transactions	47,307,404	82,162,453

Net increase (decrease) in net assets	(155,227,264)	260,933,197

Net Assets
Beginning of year	1,150,783,560	889,850,363

End of year(2)	$995,556,296	$1,150,783,560

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $14,909,525 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

50	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$12.65	$10.60	$10.63	$12.12	$12.51

Net investment income (loss) (a)	0.18	0.12	0.12	0.10	0.18

Net realized and unrealized gain (loss) on investments	(1.67)	2.26	0.68	(0.49)	0.40

Total from investment operations	(1.49)	2.38	0.80	(0.39)	0.58

Less dividends and distributions:

From net investment income	(0.19)	(0.12)	(0.17)	(0.22)	(0.17)

From net realized gain on investments	(0.47)	(0.21)	(0.66)	(0.88)	(0.80)

Total dividends and distributions	(0.66)	(0.33)	(0.83)	(1.10)	(0.97)

Net asset value at end of year	$10.50	$12.65	$10.60	$10.63	$12.12

Total investment return (b)	(12.78%)	22.67%	7.59%	(3.13%)	4.88%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.42%	1.05%	1.19%	0.85%	1.43%

Net expenses (c)	0.02%	0.02%	0.03%	0.03%	0.03%

Portfolio turnover rate	28%	26%	21%	29%	27%

Net assets at end of year (in 000’s)	$66,326	$76,504	$60,070	$51,447	$48,088

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$12.53	$10.51	$10.55	$12.05	$12.45

Net investment income (loss) (a)	0.14	0.09	0.10	0.08	0.13

Net realized and unrealized gain (loss) on investments	(1.65)	2.24	0.66	(0.50)	0.42

Total from investment operations	(1.51)	2.33	0.76	(0.42)	0.55

Less dividends and distributions:

From net investment income	(0.16)	(0.10)	(0.14)	(0.20)	(0.15)

From net realized gain on investments	(0.47)	(0.21)	(0.66)	(0.88)	(0.80)

Total dividends and distributions	(0.63)	(0.31)	(0.80)	(1.08)	(0.95)

Net asset value at end of year	$10.39	$12.53	$10.51	$10.55	$12.05

Total investment return (b)	(12.99%)	22.36%	7.32%	(3.37%)	4.62%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.16%	0.81%	0.95%	0.65%	1.03%

Net expenses (c)	0.27%	0.27%	0.28%	0.28%	0.28%

Portfolio turnover rate	28%	26%	21%	29%	27%

Net assets at end of year (in 000’s)	$929,230	$1,074,280	$829,780	$684,824	$550,573

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	51

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios” and each individually referred to as a “Portfolio”). These financial statements and notes relate to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (collectively referred to as the “Allocation Portfolios” and each individually referred to as an “Allocation Portfolio”). Each is a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Allocation Portfolios are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Allocation Portfolios to, among others, certain NYLIAC separate accounts. The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies.

Each Allocation Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 13, 2006. Shares of the Allocation Portfolios are offered and are redeemed at a price equal to their respective net asset value (“NAVs”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Allocation Portfolios’ shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Allocation Portfolios pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the respective Allocation Portfolios to the Distributor (as defined in Note 3(B)), pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The investment objective for each Allocation Portfolio is as follows:

The MainStay VP Conservative Allocation Portfolio seeks current income and, secondarily, long-term growth of capital.

The MainStay VP Moderate Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.

The MainStay VP Moderate Growth Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.

The MainStay VP Growth Allocation Portfolio seeks long-term growth of capital.

Each Allocation Portfolio is a “fund-of-funds,” meaning that each seeks to achieve their investment objectives by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates (the “Underlying Portfolios/Funds”).

Note 2–Significant Accounting Policies

The Allocation Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Allocation Portfolios prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Allocation Portfolios are open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of each Allocation Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Portfolios’ assets and liabilities) rests with New York Life Investments.

To assess the appropriateness of security valuations, the Manager or the Allocation Portfolios’ third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the

52	MainStay VP Allocation Portfolios

assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Portfolios. Unobservable inputs reflect each Allocation Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including each Allocation Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of each Allocation Portfolio’s assets and liabilities is included at the end of each Allocation Portfolio’s Portfolio of Investments.

Investments in Underlying Portfolios/Funds are valued at their respective NAVs at the close of business each day, except for investment in underlying ETFs. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds. Equity securities, including shares of ETFs, are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Allocation Portfolios’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Allocation Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Allocation Portfolios’ financial statements. The Allocation Portfolios’ federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Allocation Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective Allocation Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Portfolios record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Portfolios from the Underlying Portfolios/Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Portfolios are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Portfolios, including those of related parties to the Allocation Portfolios, are shown in the Statement of Operations.

Additionally, the Allocation Portfolios may invest in shares of ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in each Allocation Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights. In addition, the Allocation Portfolios bear a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which they invest. Because the Underlying Portfolios/Funds have varied expense

53

Notes to Financial Statements (continued)

and fee levels and the Allocation Portfolios may own different proportions of the Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Portfolio may vary.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Allocation Portfolios may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Allocation Portfolios may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Allocation Portfolio to the counterparty secured by the securities transferred to the respective Allocation Portfolio.

Repurchase agreements are subject to counterparty risk, meaning an Allocation Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Allocation Portfolios mitigate this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Allocation Portfolios’ custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Allocation Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the respective Allocation Portfolio.

(H)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Allocation Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Portfolios.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Allocation Portfolios’ Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and

is responsible for the day-to-day portfolio management of the Allocation Portfolios. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Allocation Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Portfolios and certain operational expenses of the Allocation Portfolios. The Allocation Portfolios reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Allocation Portfolios.

The Allocation Portfolios do not pay any fees to the Manager in return for the services performed under the Management Agreement. The Allocation Portfolios do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Portfolios/Funds in which the Allocation Portfolios invest.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Portfolios’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Portfolios’ administrative operations. For providing these services to the Allocation Portfolios, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Allocation Portfolios. The Allocation Portfolios will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Allocation Portfolios.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Allocation Portfolios, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Portfolios have adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Allocation Portfolio.

54	MainStay VP Allocation Portfolios

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

MainStay VP Conservative Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost		Proceeds from Sales	Net Realized Gain/ (Loss) on Sales		Change in Unrealized Appreciation/ (Depreciation)		Value, End of Year		Dividend Income		Other Distributions	Shares End of Year

IQ 50 Percent Hedged FTSE Europe ETF	$13,255	$33		$(13,172)	$863		$(979)		$—		$51		$—	—
IQ 50 Percent Hedged FTSE International ETF	33,112	23,283		(24,751)	476		(6,721)		25,399		1,486		—	1,398
IQ 500 International ETF	—	1,532		—	—		(1)		1,531		1		—	62
IQ Chaikin U.S. Large Cap ETF	41	83,641		(49,476)	(487)		(3,550)		30,169		451		—	1,414
IQ Chaikin U.S. Small Cap ETF	4,074	11,935		(3,086)	167		(2,711)		10,379		95		—	465
IQ Enhanced Core Plus Bond U.S. ETF	41,038	11,758		(29,431)	(1,691)		(305)		21,369		1,033		—	1,130
IQ Global Resources ETF	6,718	3,602		(2,957)	187		(1,154)		6,396		50		—	253
IQ S&P High Yield Low Volatility Bond ETF	11,148	2,340		(4,098)	(204)		(638)		8,548		437		—	367
MainStay Cushing MLP Premier Fund Class I	5,292	1,250		(1,204)	(212)		(313)		4,813		(93	)*	—	495
MainStay Epoch Capital Growth Fund Class I	8,176	566		(648)	131		(1,302)		6,923		68		482	645
MainStay Epoch Global Choice Fund Class I	20,551	1,933		(10,363)	(516)		(3,291)		8,314		170		1,743	518
MainStay Epoch International Choice Fund Class I	14,388	6,625		(1,819)	392		(3,183)		16,403		317		—	537
MainStay Epoch U.S. All Cap Fund Class I	13,133	197		(11,962)	113		(1,481)		—		—		—	—
MainStay Epoch U.S. All Cap Fund Class R6	—	13,880		(1,332)	122		(1,017)		11,653		85		858	497
MainStay Epoch U.S. Equity Yield Fund Class I	3,248	—		(3,233)	(164)		149		—		—		—	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	1,810		(862)	(13)		(75)		860		28		26	58
MainStay MAP Equity Fund Class I	13,894	3,868		(3,353)	310		(2,098)		12,621		104		1,043	357
MainStay MacKay High Yield Municipal Bond Fund Class I (a)	—	13,242		(1,121)	0	(p)	(132)		11,989		289		6	968
MainStay MacKay International Opportunities Fund Class I (b)	17,819	8,354		(6,054)	(935)		(5,234)		13,950		1,057		—	2,001
MainStay MacKay Short Duration High Yield Fund Class I (c)	17,767	1,131		(2,399)	(43)		(670)		15,786		762		—	1,660
MainStay MacKay Short Term Municipal Fund Class I (d)	—	9,959		(124)	(0	)(p)	1		9,836		52		—	1,030
MainStay MacKay Total Return Bond Fund Class I (e)	2,179	0	(p)	(2,165)	9		(23)		—		1		—	—
MainStay MacKay Total Return Bond Fund Class R6 (e)	—	173		(168)	(5)		(0	)(p)	0	(p)	1		—	—
MainStay MacKay U.S. Equity Opportunities Fund Class I (f)	16,013	3,487		(4,210)	648		(3,947)		11,991		113		1,800	1,618
MainStay U.S. Government Liquidity Fund	—	104,149		(104,149)	—		—		—		94		—	—
MainStay VP Absolute Return Multi Strategy Portfolio Initial Class	50,730	431		(49,049)	(1,510)		(602)		—		29		—	—
MainStay VP Bond Portfolio Initial Class	114,189	21,246		(116,487)	(4,356)		2,022		16,614		169		17	1,211
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	15,785	6,741		(4,724)	229		(4,112)		13,919		—		—	1,830
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	12,529	1,916		(3,326)	533		(1,753)		9,899		—		547	811
MainStay VP Emerging Markets Equity Portfolio Initial Class	47,814	11,151		(15,923)	4,693		(13,177)		34,558		525		—	4,323
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	9,635	7,522		(1,925)	179		(1,882)		13,529		296		906	966
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	17,267	4,813		(3,577)	277		(4,909)		13,871		118		1,849	1,412
MainStay VP Floating Rate Portfolio Initial Class	50,459	3,442		(15,714)	(318)		(1,565)		36,304		2,056		—	4,197
MainStay VP Indexed Bond Portfolio Initial Class	134,317	174,250		(67,316)	(1,040)		(2,337)		237,874		4,055		—	24,266
MainStay VP Large Cap Growth Portfolio Initial Class	14,478	2,570		(8,934)	2,317		(2,443)		7,988		—		1,147	369
MainStay VP MacKay Common Stock Portfolio Initial Class (g)	—	4,425		(14)	(3)		(224)		4,184		7		38	166
MainStay VP MacKay Convertible Portfolio Initial Class (h)	15,682	493		(8,753)	916		(1,069)		7,269		185		295	590
MainStay VP MacKay Growth Portfolio Initial Class (i)	9,011	957		(2,098)	549		(1,210)		7,209		49		472	260
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class (j)	23,024	844		(10,056)	986		(1,948)		12,850		789		—	1,379

55

Notes to Financial Statements (continued)

MainStay VP Conservative Allocation Portfolio (continued)

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay VP MacKay International Equity Portfolio Initial Class (k)	$—	$75	$—	$—	$(2)	$73	$—	$—	5
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (l)	21,696	9,606	(3,610)	198	(5,959)	21,931	218	2,764	1,836
MainStay VP MacKay S&P 500 Index Portfolio Initial Class (m)	13,353	5,705	(15,861)	1,311	(1,454)	3,054	49	65	63
MainStay VP MacKay Small Cap Core Portfolio Initial Class (n)	15,114	3,857	(3,867)	1,069	(4,332)	11,841	—	1,559	1,205
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class (o)	23,667	9,874	(17,711)	(891)	4	14,943	703	—	1,556
MainStay VP PIMCO Real Return Portfolio Initial Class	7,690	440	(377)	(25)	(294)	7,434	121	—	908
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	17,938	10,371	(3,212)	52	(3,419)	21,730	341	1,552	1,909

	$856,224	$589,477	$(634,671)	$4,314	$(89,340)	$726,004	$16,362	$17,169

MainStay VP Moderate Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income		Other Distributions	Shares End of Year

IQ 50 Percent Hedged FTSE Europe ETF	$19,481	$158	$(19,456)	$1,128	$(1,311)	$—	$77		$—	—
IQ 50 Percent Hedged FTSE International ETF	50,557	35,950	(36,269)	319	(10,379)	40,178	2,335		—	2,211
IQ 500 International ETF	—	1,436	—	—	(1)	1,435	1		—	58
IQ Chaikin U.S. Large Cap ETF	175	127,115	(71,115)	(577)	(6,153)	49,445	746		—	2,318
IQ Chaikin U.S. Small Cap ETF	6,109	13,550	(2,021)	106	(3,715)	14,029	132		—	629
IQ Enhanced Core Bond U.S. ETF	812	45,258	(26,750)	(238)	180	19,262	179		—	1,035
IQ Enhanced Core Plus Bond U.S. ETF	58,877	14,714	(64,287)	(3,173)	654	6,785	1,125		—	359
IQ Global Resources ETF	15,614	8,233	(6,227)	393	(2,644)	15,369	119		—	609
IQ S&P High Yield Low Volatility Bond ETF	5,661	161	(1,066)	(53)	(337)	4,366	210		—	188
MainStay Cushing MLP Premier Fund Class I	8,116	630	(384)	278	(1,157)	7,483	(156	)*	—	769
MainStay Epoch Capital Growth Fund Class I	11,684	837	(578)	107	(1,855)	10,195	99		706	950
MainStay Epoch Global Choice Fund Class I	31,844	3,165	(14,058)	1,224	(7,364)	14,811	254		2,597	923
MainStay Epoch International Choice Fund Class I	43,321	13,333	(3,333)	54	(7,990)	45,385	900		—	1,485
MainStay Epoch U.S. All Cap Fund Class I	50,681	—	(48,281)	180	(2,580)	—	—		—	—
MainStay Epoch U.S. All Cap Fund Class R6	—	50,227	(3,565)	95	(5,584)	41,173	300		3,033	1,757
MainStay Epoch U.S. Equity Yield Fund Class I	11,044	—	(11,028)	644	(660)	—	—		—	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	5,897	(2,756)	(178)	(193)	2,770	89		84	188
MainStay MAP Equity Fund Class I	53,962	7,240	(11,420)	(25)	(7,058)	42,699	406		4,058	1,208
MainStay MacKay High Yield Municipal Bond Fund Class I (a)	—	20,443	(1,152)	(4)	(204)	19,083	453		9	1,541
MainStay MacKay International Opportunities Fund Class I (b)	51,245	18,481	(10,593)	(1,319)	(15,411)	42,403	2,889		—	6,084
MainStay MacKay Short Duration High Yield Fund Class I (c)	26,401	1,615	(2,266)	(86)	(1,031)	24,633	1,182		—	2,590
MainStay MacKay Short Term Municipal Fund Class I (d)	—	15,757	(720)	1	1	15,039	79		—	1,575
MainStay MacKay Total Return Bond Fund Class I (e)	9,311	12	(9,212)	(11)	(100)	—	19		—	—
MainStay MacKay Total Return Bond Fund Class R6 (e)	—	3,150	(1,880)	(31)	(41)	1,198	36		—	117
MainStay MacKay U.S. Equity Opportunities Fund Class I (f)	56,622	9,420	(16,908)	2,178	(13,015)	38,297	365		5,833	5,168
MainStay U.S. Government Liquidity Fund	—	162,452	(149,784)	—	—	12,668	220		—	12,668

56	MainStay VP Allocation Portfolios

MainStay VP Moderate Allocation Portfolio (continued)

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income		Other Distributions	Shares End of Year
MainStay VP Absolute Return Multi Strategy Portfolio Initial Class	$49,704	$162	$(47,777)	$(1,507)	$(582)	$—	$29		$—	—
MainStay VP Bond Portfolio Initial Class	181,498	18,117	(109,390)	(6,459)	(886)	82,880	3,797		378	6,043
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	24,178	8,088	(3,588)	626	(7,880)	21,424	—		—	2,816
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	13,627	4,385	(1,737)	170	(2,367)	14,078	—		818	1,154
MainStay VP Emerging Markets Equity Portfolio Initial Class	86,991	16,272	(19,750)	2,930	(19,661)	66,782	1,073		—	8,355
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	17,825	30,437	(2,535)	235	(5,517)	40,445	899		2,757	2,888
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	38,312	7,667	(8,714)	455	(9,472)	28,248	229		3,595	2,876
MainStay VP Floating Rate Portfolio Initial Class	46,160	1,786	(15,676)	251	(1,785)	30,736	1,796		—	3,553
MainStay VP Indexed Bond Portfolio Initial Class	5,312	147,555	(29,108)	(52)	10	123,717	2,107		—	12,621
MainStay VP Large Cap Growth Portfolio Initial Class	52,473	6,889	(29,626)	6,976	(7,182)	29,530	—		3,999	1,364
MainStay VP MacKay Common Stock Portfolio Initial Class (g)	—	21,154	(662)	2	(1,204)	19,290	0	(p)	2	765
MainStay VP MacKay Convertible Portfolio Initial Class (h)	23,532	888	(9,835)	1,057	(1,702)	13,940	311		554	1,132
MainStay VP MacKay Growth Portfolio Initial Class (i)	23,290	7,604	(2,180)	572	(2,880)	26,406	143		1,391	953
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class (j)	21,056	362	(15,139)	1,442	(1,893)	5,828	362		—	625
MainStay VP MacKay International Equity Portfolio Initial Class (k)	6,723	3,341	(4,758)	1,079	(1,792)	4,593	54		83	306
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (l)	53,699	14,588	(5,328)	(332)	(13,002)	49,625	506		6,416	4,156
MainStay VP MacKay S&P 500 Index Portfolio Initial Class (m)	16,107	7,633	(20,006)	1,393	(1,669)	3,458	55		72	72
MainStay VP MacKay Small Cap Core Portfolio Initial Class (n)	17,415	5,487	(2,259)	669	(5,550)	15,762	—		2,260	1,604
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class (o)	35,228	10,254	(13,536)	(730)	(813)	30,403	1,149		—	3,166
MainStay VP PIMCO Real Return Portfolio Initial Class	10,168	509	(218)	(20)	(409)	10,030	165		—	1,225
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	60,635	12,416	(5,344)	(255)	(11,447)	56,005	1,170		5,323	4,919

	$1,295,450	$884,828	$(862,275)	$9,514	$(185,631)	$1,141,886	$25,904		$43,968

MainStay VP Moderate Growth Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income		Other Distributions	Shares End of Year

IQ 50 Percent Hedged FTSE Europe ETF	$33,589	$492	$(33,759)	$1,789	$(2,111)	$—	$134		$—	—
IQ 50 Percent Hedged FTSE International ETF	88,657	59,833	(65,593)	(787)	(16,824)	65,286	4,020		—	3,593
IQ 500 International ETF	—	11,658	—	—	(9)	11,649	9		—	470
IQ Chaikin U.S. Large Cap ETF	12,132	205,127	(120,637)	(397)	(11,345)	84,880	1,345		—	3,979
IQ Chaikin U.S. Small Cap ETF	29,482	24,188	(12,359)	1,598	(9,741)	33,168	337		—	1,486
IQ Enhanced Core Plus Bond U.S. ETF	17,568	44,146	(42,075)	(827)	130	18,942	420		—	1,002
IQ Global Resources ETF	37,099	20,847	(16,919)	1,002	(6,338)	35,691	280		—	1,415
IQ S&P High Yield Low Volatility Bond ETF	15,045	81	(12,644)	(528)	(14)	1,940	225		—	83
MainStay Cushing MLP Premier Fund Class I	14,412	2,148	(2,082)	(327)	(1,339)	12,812	(204	)*	—	1,317
MainStay Epoch Capital Growth Fund Class I	20,004	1,594	(773)	143	(3,195)	17,773	173		1,231	1,656
MainStay Epoch Global Choice Fund Class I	54,185	3,927	(29,738)	1,529	(10,448)	19,455	333		3,405	1,212
MainStay Epoch International Choice Fund Class I	111,529	29,582	(22,782)	(2,762)	(16,548)	99,019	2,160		—	3,239

57

Notes to Financial Statements (continued)

MainStay VP Moderate Growth Allocation Portfolio (continued)

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay Epoch U.S. All Cap Fund Class I	$108,552	$—	$(104,251)	$268	$(4,569)	$—	$—	$—	—
MainStay Epoch U.S. All Cap Fund Class R6	—	137,244	(11,065)	367	(18,140)	108,406	801	8,083	4,627
MainStay Epoch U.S. Equity Yield Fund Class I	18,314	—	(18,368)	326	(272)	—	—	—	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	10,793	(5,760)	(396)	(281)	4,356	147	133	296
MainStay MAP Equity Fund Class I	115,197	11,129	(31,004)	3,054	(16,078)	82,298	787	7,874	2,329
MainStay MacKay High Yield Municipal Bond Fund Class I (a)	—	35,579	(6,097)	(24)	(338)	29,120	766	14	2,352
MainStay MacKay International Opportunities Fund Class I (b)	130,043	37,672	(23,368)	(2,935)	(37,822)	103,590	6,913	—	14,862
MainStay MacKay Short Duration High Yield Fund Class I (c)	46,217	4,610	(12,223)	(280)	(1,496)	36,828	1,958	—	3,873
MainStay MacKay Short Term Municipal Fund Class I (d)	—	27,789	(4,848)	(1)	(7)	22,933	192	—	2,401
MainStay MacKay Total Return Bond Fund Class I (e)	3,488	7	(3,435)	(6)	(54)	—	9	—	—
MainStay MacKay Total Return Bond Fund Class R6 (e)	—	1,065	(524)	(13)	(16)	512	16	—	50
MainStay MacKay U.S. Equity Opportunities Fund Class I (f)	127,678	13,957	(45,140)	7,749	(28,950)	75,294	739	11,778	10,161
MainStay U.S. Government Liquidity Fund	—	275,543	(252,146)	—	—	23,397	356	—	23,397
MainStay VP Absolute Return Multi Strategy Portfolio Initial Class	41,500	279	(40,105)	(1,251)	(423)	—	19	—	—
MainStay VP Bond Portfolio Initial Class	17,663	36,892	(27,073)	(714)	95	26,863	589	59	1,959
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	63,760	2,822	(15,119)	664	(16,269)	35,858	—	—	4,714
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	65,384	10,168	(11,051)	1,567	(9,602)	56,466	—	3,246	4,628
MainStay VP Emerging Markets Equity Portfolio Initial Class	175,688	33,831	(38,605)	4,116	(38,970)	136,060	2,213	—	17,022
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	37,798	91,542	(12,283)	996	(14,916)	103,137	2,258	6,924	7,364
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	109,659	21,122	(16,718)	286	(28,151)	86,198	707	11,094	8,777
MainStay VP Floating Rate Portfolio Initial Class	78,516	3,298	(40,721)	325	(2,292)	39,126	2,522	—	4,523
MainStay VP Indexed Bond Portfolio Initial Class	—	21,057	(21,181)	124	—	—	—	—	—
MainStay VP Large Cap Growth Portfolio Initial Class	105,986	7,435	(72,176)	18,402	(15,397)	44,250	—	6,493	2,045
MainStay VP MacKay Common Stock Portfolio Initial Class (g)	—	53,935	(100)	(14)	(9,154)	44,667	509	2,866	1,770
MainStay VP MacKay Convertible Portfolio Initial Class (h)	40,930	1,659	(17,624)	1,874	(2,964)	23,875	546	954	1,939
MainStay VP MacKay Growth Portfolio Initial Class (i)	52,266	3,585	(5,287)	1,396	(6,410)	45,550	322	3,123	1,644
MainStay VP MacKay High Yield Corporate Bond Portfolio Initial Class (j)	28,469	191	(26,226)	1,912	(2,099)	2,247	137	—	241
MainStay VP MacKay International Equity Portfolio Initial Class (k)	29,331	5,378	(11,981)	2,640	(5,701)	19,667	250	386	1,312
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (l)	136,642	40,023	(12,572)	433	(35,945)	128,581	1,347	17,088	10,767
MainStay VP MacKay S&P 500 Index Portfolio Initial Class (m)	18,317	13,469	(26,821)	1,483	(2,132)	4,316	69	90	90
MainStay VP MacKay Small Cap Core Portfolio Initial Class (n)	78,699	7,172	(36,412)	9,990	(20,323)	39,126	—	5,659	3,983
MainStay VP MacKay Unconstrained Bond Portfolio Initial Class (o)	61,165	25,452	(31,120)	(1,903)	(753)	52,841	1,989	—	5,502
MainStay VP PIMCO Real Return Portfolio Initial Class	19,100	1,721	(2,105)	(181)	(634)	17,901	314	—	2,186
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	137,975	38,035	(13,651)	1,256	(27,611)	136,004	2,648	12,048	11,945

	$2,282,039	$1,378,077	$(1,356,521)	$51,943	$(425,456)	$1,930,082	$38,355	$102,548

58	MainStay VP Allocation Portfolios

MainStay VP Growth Allocation Portfolio

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)		Value, End of Year	Dividend Income		Other Distributions	Shares End of Year
IQ 50 Percent Hedged FTSE Europe ETF	$16,333	$938	$(17,101)	$912	$(1,082)		$—	$67		$—	—
IQ 50 Percent Hedged FTSE International ETF	42,701	26,074	(21,676)	(31)	(9,094)		37,974	2,062		—	2,090
IQ 500 International ETF	—	50	—	—	(0	)(p)	50	0	(p)	—	2
IQ Chaikin U.S. Large Cap ETF	7,009	51,221	(17,260)	137	(6,699)		34,408	768		—	1,613
IQ Chaikin U.S. Small Cap ETF	39,400	2,534	(5,907)	867	(7,983)		28,911	287		—	1,295
IQ Global Resources ETF	22,198	14,130	(12,726)	738	(3,883)		20,457	158		—	811
MainStay Cushing MLP Premier Fund Class I	6,601	1,854	(1,021)	(124)	(600)		6,710	(200	)*	—	690
MainStay Epoch Capital Growth Fund Class I	9,836	952	(684)	123	(1,608)		8,619	83		596	803
MainStay Epoch Global Choice Fund Class I	23,593	3,123	(8,224)	(812)	(4,508)		13,172	225		2,307	821
MainStay Epoch International Choice Fund Class I	67,748	15,243	(11,200)	(115)	(11,189)		60,487	1,253		—	1,979
MainStay Epoch U.S. All Cap Fund Class I	68,617	—	(66,501)	133	(2,249)		—	—		—	—
MainStay Epoch U.S. All Cap Fund Class R6	—	84,566	(3,922)	137	(12,152)		68,629	510		5,145	2,929
MainStay Epoch U.S. Equity Yield Fund Class I	5,184	—	(5,012)	94	(266)		—	—		—	—
MainStay Epoch U.S. Equity Yield Fund Class R6	—	3,325	(2,757)	38	(45)		561	32		18	38
MainStay MAP Equity Fund Class I	73,392	8,792	(13,874)	(322)	(9,545)		58,443	562		5,622	1,654
MainStay MacKay International Opportunities Fund Class I (b)	78,057	18,467	(13,697)	(1,298)	(21,900)		59,629	3,966		—	8,555
MainStay MacKay U.S. Equity Opportunities Fund Class I (f)	74,927	9,506	(20,499)	2,818	(17,157)		49,595	489		7,805	6,693
MainStay U.S. Government Liquidity Fund	—	25,139	(22,129)	—	—		3,010	3		—	3,010
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	54,294	5,782	(30,288)	(1,548)	(9,666)		18,574	—		—	2,442
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	37,815	4,678	(9,938)	635	(4,700)		28,490	—		1,651	2,335
MainStay VP Emerging Markets Equity Portfolio Initial Class	103,464	21,284	(24,677)	3,043	(24,003)		79,111	1,378		—	9,897
MainStay VP Epoch U.S. Equity Yield Portfolio Initial Class	28,672	47,408	(5,454)	474	(9,002)		62,098	1,427		4,375	4,434
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	46,469	16,038	(5,035)	(203)	(12,931)		44,338	317		4,973	4,515
MainStay VP Large Cap Growth Portfolio Initial Class	63,407	7,374	(33,704)	8,029	(8,644)		36,462	—		5,268	1,685
MainStay VP MacKay Common Stock Portfolio Initial Class (g)	—	34,611	—	—	(4,628)		29,983	209		1,175	1,188
MainStay VP MacKay Growth Portfolio Initial Class (i)	45,676	3,663	(8,215)	2,181	(5,836)		37,469	265		2,573	1,352
MainStay VP MacKay International Equity Portfolio Initial Class (j)	17,776	5,704	(8,234)	1,799	(4,043)		13,002	167		257	868
MainStay VP MacKay Mid Cap Core Portfolio Initial Class (l)	66,131	27,035	(3,483)	73	(18,907)		70,849	689		8,737	5,933
MainStay VP MacKay S&P 500 Index Portfolio Initial Class (m)	15,729	6,600	(20,428)	2,601	(2,763)		1,739	32		42	36
MainStay VP MacKay Small Cap Core Portfolio Initial Class (n)	44,680	10,815	(8,950)	2,498	(12,139)		36,904	—		4,672	3,757
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	82,068	28,858	(6,564)	(209)	(16,798)		87,355	1,685		7,668	7,672

	$1,141,777	$485,764	$(409,160)	$22,668	$(244,020)		$997,029	$16,434		$62,884

*	Return of capital exceeded dividend distribution.

(a)	Prior to February 28, 2018, known as MainStay High Yield Municipal Bond Fund Class I

(b)	Prior to February 28, 2018, known as MainStay International Opportunities Fund Class I.

(c)	Prior to February 28, 2018, known as MainStay Short Duration High Yield Fund Class I.

(d)	Prior to May 22, 2018, known as MainStay MacKay Tax Advantaged Short Term Bond Fund Class I and prior to February 28, 2018, known as MainStay Tax Advantaged Short Term Bond Fund Class I.

(e)	Prior to February 28, 2018, known as MainStay Total Return Bond Fund Class I and Class R6, respectively.

59

Notes to Financial Statements (continued)

(f)	Prior to February 28, 2018, known as MainStay U.S. Equity Opportunities Fund Class I.

(g)	Prior to May 1, 2018, known as MainStay VP Common Stock Fund Initial Class.

(h)	Prior to May 1, 2018, known as MainStay VP Convertible Fund Initial Class.

(i)	Prior to January 1, 2018, known as MainStay Cornerstone VP Growth Portfolio Initial Class.

(j)	Prior to May 1, 2018, known as MainStay VP High Yield Corporate Bond Portfolio Initial Class.

(k)	Prior to May 1, 2018, known as MainStay VP International Equity Portfolio Initial Class.

(l)	Prior to May 1, 2018, known as MainStay VP Mid Cap Core Portfolio Initial Class.

(m)	Prior to May 1, 2018, known as MainStay VP S&P 500 Index Portfolio Initial Class.

(n)	Prior to May 1, 2018, known as MainStay VP Small Cap Core Portfolio Initial Class.

(o)	Prior to May 1, 2018, known as MainStay VP Unconstrained Bond Portfolio Initial Class.

(p)	Less than $500.

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of each Allocation Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

MainStay VP Conservative Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$780,772,920	$1,394,166	$(53,264,698)	$(51,870,532)

MainStay VP Moderate Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$1,252,830,920	$2,264,664	$(110,399,884)	$(108,135,220)

MainStay VP Moderate Growth Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$2,178,412,282	$3,754,051	$(251,455,864)	$(247,701,813)

MainStay VP Growth Allocation Portfolio

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Affiliates	$1,132,205,753	$2,083,383	$(137,260,274)	$(135,176,891)

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Portfolio	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

MainStay VP Conservative Allocation Portfolio	$18,556,326	$19,111,768	$(22,823,260)	$(51,870,532)	$(37,025,698)
MainStay VP Moderate Allocation Portfolio	34,229,814	45,425,739	(41,431,014)	(108,135,220)	(69,910,681)
MainStay VP Moderate Growth Allocation Portfolio	59,389,040	133,998,274	(54,449,070)	(247,701,813)	(108,763,569)
MainStay VP Growth Allocation Portfolio	29,324,348	71,472,592	(33,161,001)	(135,176,891)	(67,540,952)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to loss deferrals from related party transactions.

The MainStay VP Conservative Allocation Portfolio utilized $1,328,676 of capital loss carryforwards during the year ended December 31, 2018.

60	MainStay VP Allocation Portfolios

During the years ended December 31, 2018 and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2018			2017
Portfolio	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Long-Term Capital Gains	Total

MainStay VP Conservative Allocation Portfolio	$17,354,699	$—	$17,354,699	$16,024,210	$—	$16,024,210
MainStay VP Moderate Allocation Portfolio	27,682,114	37,706,864	65,388,978	19,021,843	5,639,973	24,661,816
MainStay VP Moderate Growth Allocation Portfolio	39,055,607	94,896,286	133,951,893	27,855,277	43,733,953	71,589,230
MainStay VP Growth Allocation Portfolio	15,121,610	42,438,428	57,560,038	8,653,734	18,967,827	27,621,561

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Portfolios. Custodial fees are charged to each Allocation Portfolio based on the Allocation Portfolios’ net assets and/or the market value of securities held by each Allocation Portfolio and the number of certain transactions incurred by each Allocation Portfolio.

Note 6–Line of Credit

The Allocation Portfolios and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under a credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Portfolios and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Allocation Portfolios, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Allocation Portfolios under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Allocation Portfolios, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Allocation Portfolios and certain other funds managed by New York Life

Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Allocation Portfolios.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, were as follows:

	Purchases	Sales

MainStay VP Conservative Allocation Portfolio	$475,331	$519,805
MainStay VP Moderate Allocation Portfolio	671,098	660,096
MainStay VP Moderate Growth Allocation Portfolio	991,951	991,840
MainStay VP Growth Allocation Portfolio	394,116	319,435

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

MainStay VP Conservative Allocation Portfolio

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	285,884	$3,358,327
Shares issued to shareholders in reinvestment of dividends and distributions	33,705	386,602
Shares redeemed	(359,681)	(4,177,005)

Net increase (decrease)	(40,092)	$(432,076)

Year ended December 31, 2017:
Shares sold	144,752	$1,644,349
Shares issued to shareholders in reinvestment of dividends and distributions	29,945	346,180
Shares redeemed	(304,695)	(3,485,591)

Net increase (decrease)	(129,998)	$(1,495,062)

61

Notes to Financial Statements (continued)

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	5,887,722	$67,843,904
Shares issued to shareholders in reinvestment of dividends and distributions	1,494,347	16,968,097
Shares redeemed	(14,514,524)	(166,331,767)

Net increase (decrease)	(7,132,455)	$(81,519,766)

Year ended December 31, 2017:
Shares sold	6,758,094	$76,311,172
Shares issued to shareholders in reinvestment of dividends and distributions	1,370,224	15,678,030
Shares redeemed	(12,976,107)	(146,244,185)

Net increase (decrease)	(4,847,789)	$(54,254,983)

MainStay VP Moderate Allocation Portfolio
Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	334,163	$3,860,363
Shares issued to shareholders in reinvestment of dividends and distributions	226,121	2,565,757
Shares redeemed	(535,054)	(6,073,725)

Net increase (decrease)	25,230	$352,395

Year ended December 31, 2017:
Shares sold	268,693	$3,042,944
Shares issued to shareholders in reinvestment of dividends and distributions	86,829	1,003,067
Shares redeemed	(353,352)	(4,005,358)

Net increase (decrease)	2,170	$40,653

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	8,832,130	$102,684,975
Shares issued to shareholders in reinvestment of dividends and distributions	5,582,969	62,823,221
Shares redeemed	(15,893,652)	(182,767,134)

Net increase (decrease)	(1,478,553)	$(17,258,938)

Year ended December 31, 2017:
Shares sold	10,554,677	$118,349,417
Shares issued to shareholders in reinvestment of dividends and distributions	2,064,161	23,658,749
Shares redeemed	(15,091,249)	(169,257,692)

Net increase (decrease)	(2,472,411)	$(27,249,526)

MainStay VP Moderate Growth Allocation Portfolio
Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	385,781	$4,797,520
Shares issued to shareholders in reinvestment of dividends and distributions	464,525	5,592,425
Shares redeemed	(414,496)	(5,104,513)

Net increase (decrease)	435,810	$5,285,432

Year ended December 31, 2017:
Shares sold	457,864	$5,434,195
Shares issued to shareholders in reinvestment of dividends and distributions	237,562	2,886,385
Shares redeemed	(467,619)	(5,611,726)

Net increase (decrease)	227,807	$2,708,854

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	8,966,431	$110,837,853
Shares issued to shareholders in reinvestment of dividends and distributions	10,766,818	128,359,468
Shares redeemed	(24,201,137)	(295,976,984)

Net increase (decrease)	(4,467,888)	$(56,779,663)

Year ended December 31, 2017:
Shares sold	13,784,596	$162,217,827
Shares issued to shareholders in reinvestment of dividends and distributions	5,706,553	68,702,845
Shares redeemed	(20,953,348)	(247,122,648)

Net increase (decrease)	(1,462,199)	$(16,201,976)

MainStay VP Growth Allocation Portfolio
Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	489,356	$6,097,660
Shares issued to shareholders in reinvestment of dividends and distributions	324,680	3,974,409
Shares redeemed	(540,356)	(6,683,629)

Net increase (decrease)	273,680	$3,388,440

Year ended December 31, 2017:
Shares sold	625,536	$7,274,939
Shares issued to shareholders in reinvestment of dividends and distributions	160,086	1,935,618
Shares redeemed	(408,204)	(4,764,648)

Net increase (decrease)	377,418	$4,445,909

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	8,146,507	$99,959,052
Shares issued to shareholders in reinvestment of dividends and distributions	4,420,094	53,585,629
Shares redeemed	(8,821,760)	(109,625,717)

Net increase (decrease)	3,744,841	$43,918,964

Year ended December 31, 2017:
Shares sold	14,085,255	$161,744,826
Shares issued to shareholders in reinvestment of dividends and distributions	2,143,175	25,685,943
Shares redeemed	(9,497,471)	(109,714,225)

Net increase (decrease)	6,730,959	$77,716,544

Note 10–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

62	MainStay VP Allocation Portfolios

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Portfolios as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Allocation Portfolios’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (four of the portfolios constituting MainStay VP Funds Trust, hereafter collectively referred to as the “Portfolios”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agents and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

64	MainStay VP Allocation Portfolios

Board Consideration and Approval of Management Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio, and MainStay VP Growth Allocation Portfolio (“Portfolios”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement.

In reaching the decision to approve the Management Agreement, the Board considered information furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on each Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on each Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments (including institutional separate accounts) that follow investment strategies similar to each Portfolio, if any, and, when applicable, the rationale for any differences in a Portfolio’s management fee and the fee charged to those other investment advisory clients. In addition, the Board considered the information furnished by New York Life Investments in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Management Agreement and investment performance reports on each Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to each Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding each Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding each Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of each Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which each Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to each Portfolio by New York Life Investments; (ii) the qualifications of the portfolio managers of each Portfolio and the historical investment performance of each Portfolio and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with each Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if each Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of each Portfolio’s management fee and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments. Although the Board recognized that the comparisons between each Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of each Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Management Agreement was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments. The Board’s conclusions with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there

65

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolios serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 10-12, 2018 in-person meeting are summarized in more detail below. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio.

Nature, Extent and Quality of Services Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolios. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolios, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolios, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolios.

The Board also considered the full range of services that New York Life Investments provides to the Portfolios under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolios’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolios, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that New York Life Investments provides to the

Portfolios. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Portfolios and managing other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged New York Life Investments’ continued commitment to further developing and strengthening compliance programs relating to the Portfolios. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between each Portfolio’s investments and those of other accounts managed by New York Life Investments. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support each Portfolio. In this regard, the Board considered the experience of the Portfolios’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Management Agreement, that the Portfolios would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating each Portfolio’s investment performance, the Board considered investment performance results over various periods in light of each Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolios’ prospectus. The Board particularly considered investment reports on and analysis of each Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on each Portfolio’s gross and net returns, each Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmarks, each Portfolio’s risk-adjusted investment performance and each Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of each Portfolio as compared to peer funds.

In considering each Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning each Portfolio’s investment performance as well as discussions between each Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to

66	MainStay VP Allocation Portfolios

take, to seek to enhance Portfolio investment performance and the results of those actions.

Because the Portfolios invest substantially all of their assets in other funds advised by New York Life Investments or its affiliates, the Board considered information from New York Life Investments regarding the investment rationale and process for the allocation among and selection of the underlying funds in which the Portfolios invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Management Agreement, that the long-term investment performance of each Portfolio, along with ongoing efforts by New York Life Investments to seek to enhance investment returns, supported a determination to approve the continuation of the Management Agreement. The Portfolios disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolios’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Management Agreement and the profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolios.

The Board noted that the Portfolios do not pay a management fee for the allocation and other management services provided by New York Life Investments but that shareholders of the Portfolios indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Portfolios invest. The Board considered that the Portfolios’ investments in underlying funds managed by New York Life Investments or its affiliates indirectly benefit New York Life Investments or its affiliates. The Board noted that it considers the profits realized by New York Life Investments and its affiliates with respect to the underlying MainStay Funds as part of the annual contract review process for those funds.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolios. The Board considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Portfolios. The Board also recognized that the Portfolios benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from their relationships with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolios, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolios, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolios, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolios, including the rationale for and costs associated with investments in this money market fund by the Portfolios, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolios. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolios serve as investment options primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolios, New York Life Investments’ affiliates also earn revenues from serving the Portfolios in various other capacities, including as the Portfolios’ distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolios to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolios to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the

67

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

fees to be paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolios on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Management Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolios were not excessive.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Management Agreement and each Portfolio’s total ordinary operating expenses.

In assessing the reasonableness of each Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Portfolios do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Portfolios indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ disclosure of and process for monitoring potential conflicts of interest in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolios, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolios and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolios, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for each Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that each Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Management Agreement, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolios Grow

The Board considered whether each Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with each Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with each Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how each Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how each Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. The Board noted that the Portfolios do not pay a management fee and that the Board separately considers economies of scale as part of its review of the management agreements of underlying MainStay Funds in which the Portfolios invest and the benefit of any breakpoints in the management fee schedules for these MainStay Funds would pass through to shareholders of the Portfolios at the specified levels of underlying MainStay Fund assets.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Management Agreement, that each Portfolio’s expense structure appropriately reflects economies of scale for the benefit of each Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of each Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.

68	MainStay VP Allocation Portfolios

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

69

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

70	MainStay VP Allocation Portfolios

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

71

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

72	MainStay VP Allocation Portfolios

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

73

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

† Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1803056	MSVPAA11-02/19 (NYLIAC) NI507

MainStay VP MacKay S&P 500 Index Portfolio

(Formerly known as MainStay VP S&P 500 Index Portfolio)

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/29/1993	–4.52%	8.21%	12.83%	0.19%
Service Class Shares	6/5/2003	–4.76	7.94	12.54	0.44

Benchmark Performance	One Year	Five Years	Ten Years

S&P 500® Index[3]	–4.38%	8.49%	13.12%
Morningstar Large Blend Category Average[4]	–6.26	6.66	12.00

1.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.

Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Large Blend Category Average is representative of funds that represent the overall US stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the US equity market are defined as large cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of US industries, and owing to their broad exposure, the funds’ returns are often similar to those of the S&P 500 Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay S&P 500 Index Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$931.00	$0.78	$1,024.40	$0.82	0.16%

Service Class Shares	$1,000.00	$929.80	$1.99	$1,023.14	$2.09	0.41%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay S&P 500 Index Portfolio

Industry Composition as of December 31, 2018 (Unaudited)

Software	6.0%

Banks	5.4

Pharmaceuticals	5.1

IT Services	4.6

Oil, Gas & Consumable Fuels	4.6

Interactive Media & Services	4.5

Technology Hardware, Storage & Peripherals	3.7

Semiconductors & Semiconductor Equipment	3.6

Internet & Direct Marketing Retail	3.4

Health Care Equipment & Supplies	3.3

Health Care Providers & Services	3.1

Equity Real Estate Investment Trusts	2.8

Capital Markets	2.7

Biotechnology	2.5

Aerospace & Defense	2.4

Insurance	2.3

Specialty Retail	2.2

Diversified Telecommunication Services	2.1

Chemicals	2.0

Electric Utilities	2.0

Entertainment	2.0

Beverages	1.8

Diversified Financial Services	1.8

Hotels, Restaurants & Leisure	1.8

Household Products	1.6

Food & Staples Retailing	1.5

Machinery	1.5

Industrial Conglomerates	1.4

Media	1.2

Communications Equipment	1.1

Food Products	1.1

Life Sciences Tools & Services	1.0

Multi-Utilities	1.0

Road & Rail	1.0%

Tobacco	0.9

Textiles, Apparel & Luxury Goods	0.7

Air Freight & Logistics	0.6

Consumer Finance	0.6

Electrical Equipment	0.5

Energy Equipment & Services	0.5

Multiline Retail	0.5

Airlines	0.4

Automobiles	0.4

Commercial Services & Supplies	0.4

Electronic Equipment, Instruments & Components	0.4

Building Products	0.3

Containers & Packaging	0.3

Household Durables	0.3

Professional Services	0.3

Metals & Mining	0.2

Trading Companies & Distributors	0.2

Auto Components	0.1

Construction & Engineering	0.1

Construction Materials	0.1

Distributors	0.1

Health Care Technology	0.1

Independent Power & Renewable Electricity Producers	0.1

Leisure Products	0.1

Personal Products	0.1

Real Estate Management & Development	0.1

Water Utilities	0.1

Diversified Consumer Services	0.0 ‡

Short-Term Investment	3.3

Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2018 (excluding short-term investments) (Unaudited)

1.	Microsoft Corp.

2.	Apple, Inc.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	Berkshire Hathaway, Inc., Class B
6.	Johnson & Johnson

7.	JPMorgan Chase & Co.

8.	Facebook, Inc., Class A

9.	Exxon Mobil Corp.

10.	Pfizer, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Francis J. Ok and Lee Baker of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay S&P 500 Index Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP MacKay S&P 500 Index Portfolio returned –4.52% for Initial Class shares and –4.76% for Service Class shares. Over the same period, both share classes underperformed the –4.38% return of the S&P 500® Index,1 which is the Portfolio’s benchmark. Although the Portfolio seeks investment results that correspond to the total return performance of common stocks in the aggregate as represented by the S&P 500® Index, the Portfolio’s net performance will typically lag that of the Index because the Portfolio incurs operating expenses that the Index does not. For the 12 months ended December 31, 2018, both share classes outperformed the –6.26% return of the Morningstar Large Blend Category Average.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio invests in futures contracts to provide an efficient means of maintaining liquidity while remaining fully invested in the market. Even though the S&P 500® Index had negative performance during the reporting period, these futures contracts had a positive impact on the Portfolio because they helped it closely track the performance of the S&P 500® Index.

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Portfolio, and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective May 1, 2018, the Portfolio was renamed MainStay VP MacKay S&P 500 Index Portfolio. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries that provided highest total returns during the reporting period were independent power & renewable electricity producers, Internet & direct marketing retail, and software. The S&P 500® industries that provided the lowest total returns during the reporting period were energy equipment & services, household durables, and tobacco.

During the reporting period, which S&P 500® industries made the strongest positive contributions to the Portfolio’s performance and which industries made the weakest contributions?

The S&P 500® industries that made the strongest positive contributions to the Portfolio’s performance during the reporting period were software, Internet & direct marketing retail, and health care equipment & supplies. (Contributions take weightings and total returns into account.) The S&P 500® industries that made the weakest contributions to the Portfolio’s performance during the reporting period were banks; oil, gas & consumable fuels; and industrial conglomerates.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks that provided the highest total returns were semiconductor company Advanced Micro Devices, insurance company XL Group and specialty retail company Advance Auto Parts. Over the same period, the S&P 500® stocks that provided the lowest total returns were personal products company Coty, household durables company Mohawk Industries and industrial conglomerate General Electric.

During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?

During the reporting period, the strongest positive contributors to the Portfolio’s absolute performance were software company Microsoft, Internet & direct marketing retail company Amazon.com, and pharmaceutical company Merck & Co. Over the same period, the weakest contributors were interactive media & services company Facebook, industrial conglomerate General Electric, and diversified telecommunication services company AT&T.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 29 additions to and 29 deletions from the S&P 500® Index. In terms of index weight, significant additions to the Index included interactive media & services company Twitter and IT services company FleetCor Technologies. Significant deletions included media company Time Warner and health care providers & services company Aetna.

1.	See footnote on page 5 for more information on the S&P 500® Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MacKay S&P 500 Index Portfolio

Portfolio of Investments December 31, 2018

	Shares	Value
Common Stocks 96.6%†
Aerospace & Defense 2.4%
Arconic, Inc.	37,841	$637,999
Boeing Co.	46,676	15,053,010
General Dynamics Corp.	24,519	3,854,632
Harris Corp.	10,345	1,392,954
Huntington Ingalls Industries, Inc.	3,797	722,607
L3 Technologies, Inc.	6,896	1,197,560
Lockheed Martin Corp.	21,812	5,711,254
Northrop Grumman Corp.	15,329	3,754,072
Raytheon Co.	25,113	3,851,079
Textron, Inc.	21,479	987,819
TransDigm Group, Inc. (a)	4,263	1,449,676
United Technologies Corp.	71,640	7,628,227

		46,240,889

Air Freight & Logistics 0.6%
C.H. Robinson Worldwide, Inc.	12,197	1,025,646
Expeditors International of Washington, Inc.	15,348	1,045,045
FedEx Corp.	21,418	3,455,366
United Parcel Service, Inc., Class B	61,461	5,994,291

		11,520,348

Airlines 0.4%
Alaska Air Group, Inc.	10,841	659,675
American Airlines Group, Inc.	36,082	1,158,593
Delta Air Lines, Inc.	55,385	2,763,712
Southwest Airlines Co.	44,740	2,079,515
United Continental Holdings, Inc. (a)	20,159	1,687,913

		8,349,408

Auto Components 0.1%
Aptiv PLC	23,307	1,435,012
BorgWarner, Inc.	18,388	638,799
Goodyear Tire & Rubber Co.	20,866	425,875

		2,499,686

Automobiles 0.4%
Ford Motor Co.	344,654	2,636,603
General Motors Co.	115,516	3,864,010
Harley-Davidson, Inc.	14,395	491,158

		6,991,771

Banks 5.4%
Bank of America Corp.	806,898	19,881,967
BB&T Corp.	68,180	2,953,558
Citigroup, Inc.	215,899	11,239,702
Citizens Financial Group, Inc.	41,901	1,245,717
Comerica, Inc.	14,702	1,009,880
Fifth Third Bancorp	58,663	1,380,340
First Republic Bank	2,892	251,315
Huntington Bancshares, Inc.	93,845	1,118,632
JPMorgan Chase & Co.	293,896	28,690,128
KeyCorp	92,618	1,368,894

	Shares	Value
Banks (continued)
M&T Bank Corp.	12,408	$1,775,957
People’s United Financial, Inc.	32,868	474,285
PNC Financial Services Group, Inc.	40,876	4,778,813
Regions Financial Corp.	90,779	1,214,623
SunTrust Banks, Inc.	39,719	2,003,426
SVB Financial Group (a)	4,685	889,775
U.S. Bancorp	134,811	6,160,863
Wells Fargo & Co.	374,533	17,258,481
Zions Bancorp., N.A.	17,115	697,265

		104,393,621

Beverages 1.8%
Brown-Forman Corp., Class B	14,837	705,944
Coca-Cola Co.	338,671	16,036,072
Constellation Brands, Inc., Class A	14,778	2,376,598
Molson Coors Brewing Co., Class B	16,478	925,405
Monster Beverage Corp. (a)	35,023	1,723,832
PepsiCo., Inc.	124,513	13,756,196

		35,524,047

Biotechnology 2.5%
AbbVie, Inc.	133,312	12,290,033
Alexion Pharmaceuticals, Inc. (a)	19,620	1,910,203
Amgen, Inc.	56,334	10,966,540
Biogen, Inc. (a)	17,734	5,336,515
Celgene Corp. (a)	61,922	3,968,581
Gilead Sciences, Inc.	114,126	7,138,582
Incyte Corp. (a)	15,533	987,744
Regeneron Pharmaceuticals, Inc. (a)	6,822	2,548,017
Vertex Pharmaceuticals, Inc. (a)	22,499	3,728,309

		48,874,524

Building Products 0.3%
A.O. Smith Corp.	12,725	543,357
Allegion PLC	8,364	666,694
Fortune Brands Home & Security, Inc.	12,538	476,319
Johnson Controls International PLC	81,427	2,414,311
Masco Corp.	27,069	791,498

		4,892,179

Capital Markets 2.7%
Affiliated Managers Group, Inc.	4,704	458,358
Ameriprise Financial, Inc.	12,320	1,285,838
Bank of New York Mellon Corp.	80,990	3,812,199
BlackRock, Inc.	10,818	4,249,527
Cboe Global Markets, Inc.	9,844	963,038
Charles Schwab Corp.	105,860	4,396,366
CME Group, Inc.	31,620	5,948,354
E*TRADE Financial Corp.	22,476	986,247
Franklin Resources, Inc.	26,309	780,325
Goldman Sachs Group, Inc.	30,573	5,107,220
Intercontinental Exchange, Inc.	50,484	3,802,960
Invesco, Ltd.	36,170	605,486

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Moody’s Corp.	14,698	$2,058,308
Morgan Stanley	115,539	4,581,121
MSCI, Inc.	7,821	1,153,050
Nasdaq, Inc.	10,138	826,957
Northern Trust Corp.	19,657	1,643,129
Raymond James Financial, Inc.	11,401	848,348
S&P Global, Inc.	22,141	3,762,642
State Street Corp.	33,403	2,106,727
T. Rowe Price Group, Inc.	21,410	1,976,571

		51,352,771

Chemicals 2.0%
Air Products & Chemicals, Inc.	19,304	3,089,605
Albemarle Corp.	9,548	735,864
Celanese Corp.	2,354	211,789
CF Industries Holdings, Inc.	20,554	894,305
DowDuPont, Inc.	203,134	10,863,606
Eastman Chemical Co.	12,438	909,342
Ecolab, Inc.	22,382	3,297,988
FMC Corp.	11,852	876,574
International Flavors & Fragrances, Inc.	8,890	1,193,660
Linde PLC	48,474	7,563,883
LyondellBasell Industries N.V., Class A	28,105	2,337,212
Mosaic Co.	31,220	911,936
PPG Industries, Inc.	21,307	2,178,215
Sherwin-Williams Co.	7,234	2,846,290

		37,910,269

Commercial Services & Supplies 0.4%
Cintas Corp.	7,655	1,285,963
Copart, Inc. (a)	17,995	859,801
Republic Services, Inc.	19,191	1,383,479
Rollins, Inc.	12,979	468,542
Waste Management, Inc.	34,724	3,090,089

		7,087,874

Communications Equipment 1.1%
Arista Networks, Inc. (a)	4,545	957,632
Cisco Systems, Inc.	397,470	17,222,375
F5 Networks, Inc. (a)	5,354	867,509
Juniper Networks, Inc.	30,355	816,853
Motorola Solutions, Inc.	14,457	1,663,133

		21,527,502

Construction & Engineering 0.1%
Fluor Corp.	12,380	398,636
Jacobs Engineering Group, Inc.	10,494	613,479
Quanta Services, Inc.	12,910	388,591

		1,400,706

Construction Materials 0.1%
Martin Marietta Materials, Inc.	5,547	953,363
Vulcan Materials Co.	11,644	1,150,427

		2,103,790

	Shares	Value
Consumer Finance 0.6%
American Express Co.	62,160	$5,925,091
Capital One Financial Corp.	42,119	3,183,775
Discover Financial Services	29,701	1,751,765
Synchrony Financial	58,457	1,371,402

		12,232,033

Containers & Packaging 0.3%
Avery Dennison Corp.	7,696	691,332
Ball Corp.	30,277	1,392,136
International Paper Co.	35,996	1,452,798
Packaging Corp. of America	8,319	694,304
Sealed Air Corp.	13,981	487,098
WestRock Co.	22,459	848,052

		5,565,720

Distributors 0.1%
Genuine Parts Co.	12,920	1,240,579
LKQ Corp. (a)	28,003	664,511

		1,905,090

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	18,093	459,019

Diversified Financial Services 1.8%
Berkshire Hathaway, Inc., Class B (a)	171,932	35,105,076
Jefferies Financial Group, Inc.	24,849	431,378

		35,536,454

Diversified Telecommunication Services 2.1%
AT&T, Inc.	643,418	18,363,150
CenturyLink, Inc.	83,680	1,267,752
Verizon Communications, Inc.	365,183	20,530,588

		40,161,490

Electric Utilities 2.0%
Alliant Energy Corp.	20,858	881,250
American Electric Power Co., Inc.	43,396	3,243,417
Duke Energy Corp.	62,714	5,412,218
Edison International	28,683	1,628,334
Entergy Corp.	15,922	1,370,407
Evergy, Inc.	23,291	1,322,230
Eversource Energy	27,898	1,814,486
Exelon Corp.	85,036	3,835,124
FirstEnergy Corp.	42,788	1,606,689
NextEra Energy, Inc.	42,253	7,344,416
PG&E Corp. (a)	45,528	1,081,290
Pinnacle West Capital Corp.	9,858	839,902
PPL Corp.	63,626	1,802,525
Southern Co.	90,932	3,993,733
Xcel Energy, Inc.	44,818	2,208,183

		38,384,204

10	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electrical Equipment 0.5%
AMETEK, Inc.	20,416	$1,382,163
Eaton Corp. PLC	38,146	2,619,105
Emerson Electric Co.	55,328	3,305,848
Rockwell Automation, Inc.	10,669	1,605,471

		8,912,587

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp., Class A	26,639	2,158,292
Corning, Inc.	71,311	2,154,305
FLIR Systems, Inc.	12,151	529,055
IPG Photonics Corp. (a)	3,171	359,243
Keysight Technologies, Inc. (a)	16,554	1,027,672
TE Connectivity, Ltd.	30,326	2,293,555

		8,522,122

Energy Equipment & Services 0.5%
Baker Hughes, a GE Co.	44,740	961,910
Halliburton Co.	77,463	2,058,967
Helmerich & Payne, Inc.	9,591	459,793
National Oilwell Varco, Inc.	33,685	865,704
Schlumberger, Ltd.	121,854	4,396,492
TechnipFMC PLC	37,612	736,443

		9,479,309

Entertainment 2.0%
Activision Blizzard, Inc.	67,120	3,125,778
Electronic Arts, Inc. (a)	26,835	2,117,550
Netflix, Inc. (a)	38,541	10,315,884
Take-Two Interactive Software, Inc. (a)	10,021	1,031,562
Twenty-First Century Fox, Inc.
Class A	92,796	4,465,343
Class B	42,883	2,048,950
Viacom, Inc., Class B	31,115	799,655
Walt Disney Co.	131,567	14,426,322

		38,331,044

Equity Real Estate Investment Trusts 2.8%
Alexandria Real Estate Equities, Inc.	9,506	1,095,471
American Tower Corp.	38,810	6,139,354
Apartment Investment & Management Co., Class A	13,853	607,870
AvalonBay Communities, Inc.	12,168	2,117,840
Boston Properties, Inc.	13,595	1,530,117
Crown Castle International Corp.	36,521	3,967,276
Digital Realty Trust, Inc.	18,144	1,933,243
Duke Realty Corp.	31,678	820,460
Equinix, Inc.	7,107	2,505,644
Equity Residential	32,422	2,140,176
Essex Property Trust, Inc.	5,815	1,425,896
Extra Space Storage, Inc.	11,137	1,007,676
Federal Realty Investment Trust	6,530	770,801
HCP, Inc.	41,363	1,155,269

	Shares	Value
Equity Real Estate Investment Trusts (continued)
Host Hotels & Resorts, Inc.	65,295	$1,088,468
Iron Mountain, Inc.	25,191	816,440
Kimco Realty Corp.	37,097	543,471
Macerich Co.	9,313	403,067
Mid-America Apartment Communities, Inc.	10,019	958,818
Prologis, Inc.	55,421	3,254,321
Public Storage	13,192	2,670,193
Realty Income Corp.	26,090	1,644,714
Regency Centers Corp.	14,917	875,330
SBA Communications Corp. (a)	10,111	1,636,870
Simon Property Group, Inc.	27,222	4,573,024
SL Green Realty Corp.	7,621	602,669
UDR, Inc.	24,360	965,143
Ventas, Inc.	31,380	1,838,554
Vornado Realty Trust	15,241	945,399
Welltower, Inc.	33,209	2,305,037
Weyerhaeuser Co.	66,704	1,458,149

		53,796,760

Food & Staples Retailing 1.5%
Costco Wholesale Corp.	38,608	7,864,836
Kroger Co.	70,137	1,928,768
Sysco Corp.	42,099	2,637,923
Walgreens Boots Alliance, Inc.	71,050	4,854,846
Walmart, Inc.	125,814	11,719,574

		29,005,947

Food Products 1.1%
Archer-Daniels-Midland Co.	49,278	2,018,920
Campbell Soup Co.	16,939	558,818
Conagra Brands, Inc.	42,930	916,985
General Mills, Inc.	52,468	2,043,104
Hershey Co.	12,305	1,318,850
Hormel Foods Corp.	23,936	1,021,588
J.M. Smucker Co.	10,013	936,115
Kellogg Co.	22,280	1,270,183
Kraft Heinz Co.	54,743	2,356,139
Lamb Weston Holdings, Inc.	12,865	946,349
McCormick & Co., Inc.	10,677	1,486,665
Mondelez International, Inc., Class A	129,112	5,168,353
Tyson Foods, Inc., Class A	26,052	1,391,177

		21,433,246

Health Care Equipment & Supplies 3.3%
Abbott Laboratories	155,270	11,230,679
ABIOMED, Inc. (a)	3,951	1,284,233
Align Technology, Inc. (a)	6,435	1,347,682
Baxter International, Inc.	43,743	2,879,164
Becton Dickinson & Co.	23,716	5,343,689
Boston Scientific Corp. (a)	121,749	4,302,610
Cooper Cos., Inc.	4,326	1,100,967
Danaher Corp.	54,520	5,622,102

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
DENTSPLY SIRONA, Inc.	19,575	$728,386
Edwards Lifesciences Corp. (a)	18,434	2,823,536
Hologic, Inc. (a)	23,809	978,550
IDEXX Laboratories, Inc. (a)	7,623	1,418,030
Intuitive Surgical, Inc. (a)	10,014	4,795,905
Medtronic PLC	118,895	10,814,689
ResMed, Inc.	12,566	1,430,890
Stryker Corp.	27,328	4,283,664
Varian Medical Systems, Inc. (a)	8,060	913,279
Zimmer Biomet Holdings, Inc.	18,033	1,870,383

		63,168,438

Health Care Providers & Services 3.1%
AmerisourceBergen Corp.	13,865	1,031,556
Anthem, Inc.	22,886	6,010,550
Cardinal Health, Inc.	26,340	1,174,764
Centene Corp. (a)	18,070	2,083,471
Cigna Corp. (a)	33,473	6,357,110
CVS Health Corp.	113,753	7,453,097
DaVita, Inc. (a)	11,167	574,654
HCA Healthcare, Inc.	23,763	2,957,305
Henry Schein, Inc. (a)	13,479	1,058,371
Humana, Inc.	12,128	3,474,429
Laboratory Corp. of America Holdings (a)	8,971	1,133,576
McKesson Corp.	17,272	1,908,038
Quest Diagnostics, Inc.	12,032	1,001,905
UnitedHealth Group, Inc.	85,024	21,181,179
Universal Health Services, Inc., Class B	7,579	883,408
WellCare Health Plans, Inc. (a)	4,400	1,038,796

		59,322,209

Health Care Technology 0.1%
Cerner Corp. (a)	28,965	1,518,925

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	35,502	1,750,249
Chipotle Mexican Grill, Inc. (a)	2,154	930,076
Darden Restaurants, Inc.	10,923	1,090,771
Hilton Worldwide Holdings, Inc.	26,219	1,882,524
Marriott International, Inc., Class A	25,031	2,717,365
McDonald’s Corp.	68,299	12,127,853
MGM Resorts International	44,987	1,091,385
Norwegian Cruise Line Holdings, Ltd. (a)	19,297	818,000
Royal Caribbean Cruises, Ltd.	15,086	1,475,260
Starbucks Corp.	109,643	7,061,009
Wynn Resorts, Ltd.	8,608	851,417
Yum! Brands, Inc.	27,609	2,537,819

		34,333,728

Household Durables 0.3%
D.R. Horton, Inc.	30,208	1,047,009

	Shares	Value
Household Durables (continued)
Garmin, Ltd.	10,638	$673,598
Leggett & Platt, Inc.	11,459	410,691
Lennar Corp., Class A	25,683	1,005,489
Mohawk Industries, Inc. (a)	5,583	652,988
Newell Brands, Inc.	38,270	711,439
PulteGroup, Inc.	23,004	597,874
Whirlpool Corp.	5,684	607,449

		5,706,537

Household Products 1.6%
Church & Dwight Co., Inc.	21,605	1,420,745
Clorox Co.	11,276	1,738,083
Colgate-Palmolive Co.	76,393	4,546,911
Kimberly-Clark Corp.	30,607	3,487,361
Procter & Gamble Co.	220,255	20,245,840

		31,438,940

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	58,253	842,339
NRG Energy, Inc.	25,632	1,015,027

		1,857,366

Industrial Conglomerates 1.4%
3M Co.	51,644	9,840,248
General Electric Co.	765,136	5,792,080
Honeywell International, Inc.	65,446	8,646,725
Roper Technologies, Inc.	9,144	2,437,059

		26,716,112

Insurance 2.3%
Aflac, Inc.	67,595	3,079,628
Allstate Corp.	30,481	2,518,645
American International Group, Inc.	78,216	3,082,493
Aon PLC	21,363	3,105,326
Arthur J. Gallagher & Co.	16,236	1,196,593
Assurant, Inc.	4,647	415,628
Brighthouse Financial, Inc. (a)	10,545	321,412
Chubb, Ltd.	40,784	5,268,477
Cincinnati Financial Corp.	13,317	1,031,002
Everest Re Group, Ltd.	3,597	783,283
Hartford Financial Services Group, Inc.	31,714	1,409,687
Lincoln National Corp.	19,076	978,790
Loews Corp.	24,480	1,114,330
Marsh & McLennan Cos., Inc.	44,457	3,545,446
MetLife, Inc.	87,583	3,596,158
Principal Financial Group, Inc.	23,314	1,029,779
Progressive Corp.	51,334	3,096,980
Prudential Financial, Inc.	36,711	2,993,782
Torchmark Corp.	9,127	680,235
Travelers Cos., Inc.	23,566	2,822,028
Unum Group	19,254	565,682
Willis Towers Watson PLC	11,513	1,748,364

		44,383,748

12	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Interactive Media & Services 4.5%
Alphabet, Inc. (a)
Class A	26,423	$27,610,978
Class C	27,191	28,159,271
Facebook, Inc., Class A (a)	212,317	27,832,636
TripAdvisor, Inc. (a)	9,006	485,784
Twitter, Inc. (a)	63,383	1,821,627

		85,910,296

Internet & Direct Marketing Retail 3.4%
Amazon.com, Inc. (a)	36,300	54,521,511
Booking Holdings, Inc. (a)	4,096	7,055,032
eBay, Inc. (a)	80,012	2,245,937
Expedia Group, Inc.	10,466	1,178,995

		65,001,475

IT Services 4.6%
Accenture PLC, Class A	56,410	7,954,374
Akamai Technologies, Inc. (a)	14,398	879,430
Alliance Data Systems Corp.	4,160	624,333
Automatic Data Processing, Inc.	38,567	5,056,905
Broadridge Financial Solutions, Inc.	10,241	985,696
Cognizant Technology Solutions Corp., Class A	51,082	3,242,685
DXC Technology Co.	24,753	1,316,117
Fidelity National Information Services, Inc.	28,948	2,968,617
Fiserv, Inc. (a)	35,227	2,588,832
FleetCor Technologies, Inc. (a)	7,781	1,445,087
Gartner, Inc. (a)	7,995	1,022,081
Global Payments, Inc.	13,926	1,436,188
International Business Machines Corp.	80,357	9,134,180
Jack Henry & Associates, Inc.	6,786	858,565
Mastercard, Inc., Class A	80,316	15,151,613
Paychex, Inc.	28,183	1,836,123
PayPal Holdings, Inc. (a)	104,207	8,762,767
Total System Services, Inc.	14,775	1,201,060
VeriSign, Inc. (a)	9,445	1,400,599
Visa, Inc., Class A	155,303	20,490,678
Western Union Co.	39,375	671,738

		89,027,668

Leisure Products 0.1%
Hasbro, Inc.	10,281	835,331
Mattel, Inc. (a)	30,298	302,677

		1,138,008

Life Sciences Tools & Services 1.0%
Agilent Technologies, Inc.	28,064	1,893,197
Illumina, Inc. (a)	12,992	3,896,691
IQVIA Holdings, Inc. (a)	14,007	1,627,193
Mettler-Toledo International, Inc. (a)	2,220	1,255,588
PerkinElmer, Inc.	9,834	772,461

	Shares	Value
Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	35,461	$7,935,817
Waters Corp. (a)	6,696	1,263,200

		18,644,147

Machinery 1.5%
Caterpillar, Inc.	52,323	6,648,684
Cummins, Inc.	13,227	1,767,656
Deere & Co.	28,319	4,224,345
Dover Corp.	13,003	922,563
Flowserve Corp.	11,520	437,990
Fortive Corp.	25,973	1,757,333
Illinois Tool Works, Inc.	27,162	3,441,154
Ingersoll-Rand PLC	21,596	1,970,203
PACCAR, Inc.	30,861	1,763,398
Parker-Hannifin Corp.	11,653	1,737,928
Pentair PLC	14,207	536,741
Snap-on, Inc.	4,965	721,365
Stanley Black & Decker, Inc.	13,471	1,613,018
Xylem, Inc.	15,813	1,055,043

		28,597,421

Media 1.2%
CBS Corp.	29,803	1,302,987
Charter Communications, Inc., Class A (a)	15,578	4,439,262
Comcast Corp., Class A	401,246	13,662,426
Discovery, Inc. (a)
Class A	13,755	340,299
Class C	31,664	730,805
DISH Network Corp., Class A (a)	20,168	503,595
Interpublic Group of Cos., Inc.	33,787	697,026
News Corp.
Class A	33,752	383,085
Class B	10,896	125,849
Omnicom Group, Inc.	19,753	1,446,710

		23,632,044

Metals & Mining 0.2%
Freeport-McMoRan, Inc.	127,566	1,315,205
Newmont Mining Corp.	46,959	1,627,129
Nucor Corp.	27,850	1,442,909

		4,385,243

Multi-Utilities 1.0%
Ameren Corp.	21,485	1,401,467
CenterPoint Energy, Inc.	44,308	1,250,815
CMS Energy Corp.	24,938	1,238,172
Consolidated Edison, Inc.	27,389	2,094,163
Dominion Energy, Inc.	58,036	4,147,253
DTE Energy Co.	16,003	1,765,131
NiSource, Inc.	32,884	833,609
Public Service Enterprise Group, Inc.	44,487	2,315,548
SCANA Corp.	12,556	599,926
Sempra Energy	24,074	2,604,566
WEC Energy Group, Inc.	27,779	1,923,973

		20,174,623

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Multiline Retail 0.5%
Dollar General Corp.	23,377	$2,526,586
Dollar Tree, Inc. (a)	20,943	1,891,572
Kohl’s Corp.	14,677	973,672
Macy’s, Inc.	27,025	804,805
Nordstrom, Inc.	10,091	470,342
Target Corp.	46,338	3,062,478

		9,729,455

Oil, Gas & Consumable Fuels 4.6%
Anadarko Petroleum Corp.	45,082	1,976,395
Apache Corp.	33,673	883,916
Cabot Oil & Gas Corp.	38,840	868,074
Chevron Corp.	168,692	18,352,003
Cimarex Energy Co.	8,395	517,552
Concho Resources, Inc. (a)	17,631	1,812,290
ConocoPhillips	102,307	6,378,841
Devon Energy Corp.	41,222	929,144
Diamondback Energy, Inc.	13,338	1,236,433
EOG Resources, Inc.	50,991	4,446,925
Exxon Mobil Corp.	374,293	25,523,040
Hess Corp.	22,162	897,561
HollyFrontier Corp.	14,269	729,431
Kinder Morgan, Inc.	167,083	2,569,737
Marathon Oil Corp.	75,196	1,078,311
Marathon Petroleum Corp.	61,057	3,602,974
Newfield Exploration Co. (a)	17,595	257,943
Noble Energy, Inc.	42,532	797,900
Occidental Petroleum Corp.	67,324	4,132,347
ONEOK, Inc.	36,205	1,953,260
Phillips 66	37,602	3,239,412
Pioneer Natural Resources Co.	15,002	1,973,063
Valero Energy Corp.	37,627	2,820,896
Williams Cos., Inc.	106,469	2,347,641

		89,325,089

Personal Products 0.1%
Coty, Inc., Class A	39,658	260,157
Estee Lauder Cos., Inc., Class A	19,434	2,528,363

		2,788,520

Pharmaceuticals 5.1%
Allergan PLC	28,091	3,754,643
Bristol-Myers Squibb Co.	143,665	7,467,707
Eli Lilly & Co.	83,349	9,645,146
Johnson & Johnson	237,103	30,598,142
Merck & Co., Inc.	229,889	17,565,819
Mylan N.V. (a)	45,389	1,243,659
Nektar Therapeutics (a)	15,184	499,098
Perrigo Co. PLC	11,083	429,466
Pfizer, Inc.	511,028	22,306,372
Zoetis, Inc.	42,418	3,628,436

		97,138,488

	Shares	Value
Professional Services 0.3%
Equifax, Inc.	10,601	$987,271
IHS Markit, Ltd. (a)	31,710	1,521,129
Nielsen Holdings PLC	31,361	731,652
Robert Half International, Inc.	10,780	616,616
Verisk Analytics, Inc. (a)	14,500	1,581,080

		5,437,748

Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A (a)	28,026	1,122,161

Road & Rail 1.0%
CSX Corp.	70,919	4,406,197
J.B. Hunt Transport Services, Inc.	7,701	716,501
Kansas City Southern	8,994	858,477
Norfolk Southern Corp.	24,077	3,600,475
Union Pacific Corp.	65,103	8,999,188

		18,580,838

Semiconductors & Semiconductor Equipment 3.6%
Advanced Micro Devices, Inc. (a)	77,727	1,434,840
Analog Devices, Inc.	32,721	2,808,443
Applied Materials, Inc.	86,540	2,833,320
Broadcom, Inc.	36,540	9,291,391
Intel Corp.	403,362	18,929,779
KLA-Tencor Corp.	13,745	1,230,040
Lam Research Corp.	13,873	1,889,086
Maxim Integrated Products, Inc.	24,433	1,242,418
Microchip Technology, Inc.	20,738	1,491,477
Micron Technology, Inc. (a)	98,993	3,141,048
NVIDIA Corp.	53,911	7,197,119
Qorvo, Inc. (a)	11,061	671,735
QUALCOMM, Inc.	106,784	6,077,077
Skyworks Solutions, Inc.	15,757	1,056,034
Texas Instruments, Inc.	84,892	8,022,294
Xilinx, Inc.	22,266	1,896,395

		69,212,496

Software 6.0%
Adobe, Inc. (a)	43,108	9,752,754
ANSYS, Inc. (a)	7,421	1,060,758
Autodesk, Inc. (a)	19,246	2,475,228
Cadence Design Systems, Inc. (a)	24,898	1,082,565
Citrix Systems, Inc.	11,346	1,162,511
Fortinet, Inc. (a)	12,657	891,433
Intuit, Inc.	22,773	4,482,865
Microsoft Corp.	683,282	69,400,953
Oracle Corp.	231,925	10,471,414
Red Hat, Inc. (a)	15,615	2,742,619
salesforce.com, Inc. (a)	67,631	9,263,418
Symantec Corp.	56,481	1,067,208
Synopsys, Inc. (a)	13,081	1,101,943

		114,955,669

14	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Specialty Retail 2.2%
Advance Auto Parts, Inc.	6,522	$1,026,954
AutoZone, Inc. (a)	2,260	1,894,648
Best Buy Co., Inc.	20,697	1,096,113
CarMax, Inc. (a)	15,544	975,075
Foot Locker, Inc.	10,292	547,534
Gap, Inc.	19,103	492,093
Home Depot, Inc.	99,827	17,152,275
L Brands, Inc.	20,099	515,941
Lowe’s Cos., Inc.	70,965	6,554,328
O’Reilly Automotive, Inc. (a)	7,093	2,442,333
Ross Stores, Inc.	33,150	2,758,080
Tiffany & Co.	9,591	772,172
TJX Cos., Inc.	109,371	4,893,259
Tractor Supply Co.	10,723	894,727
Ulta Beauty, Inc. (a)	4,999	1,223,955

		43,239,487

Technology Hardware, Storage & Peripherals 3.7%
Apple, Inc.	398,545	62,866,488
Hewlett Packard Enterprise Co.	125,802	1,661,844
HP, Inc.	139,310	2,850,283
NetApp, Inc.	22,268	1,328,732
Seagate Technology PLC	23,007	887,840
Western Digital Corp.	25,650	948,281
Xerox Corp.	18,274	361,094

		70,904,562

Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc.	31,738	397,677
Michael Kors Holdings, Ltd. (a)	13,146	498,496
NIKE, Inc., Class B	112,730	8,357,802
PVH Corp.	6,754	627,784
Ralph Lauren Corp.	4,864	503,230
Tapestry, Inc.	25,358	855,833
Under Armour, Inc. (a)
Class A	16,381	289,452
Class C	16,794	271,559
VF Corp.	28,621	2,041,822

		13,843,655

Tobacco 0.9%
Altria Group, Inc.	165,965	8,197,011
Philip Morris International, Inc.	137,429	9,174,760

		17,371,771

Trading Companies & Distributors 0.2%
Fastenal Co.	25,262	1,320,950
United Rentals, Inc. (a)	7,285	746,931
W.W. Grainger, Inc.	4,003	1,130,287

		3,198,168

	Shares	Value
Water Utilities 0.1%
American Water Works Co., Inc.	15,890	$1,442,335

Total Common Stocks (Cost $874,224,411)		1,857,641,780	(b)

Short-Term Investments 3.3%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 2.18% (c)	782,425	782,425

Total Affiliated Investment Company (Cost $782,425)		782,425

	Principal Amount
U.S. Government & Federal Agencies 3.2%
United States Treasury Bills (d)
(zero coupon), due 1/24/19 (e)	$2,000,000	1,997,210
2.157%, due 1/10/19 (e)	1,500,000	1,499,203
2.203%, due 1/10/19 (e)	700,000	699,620
2.213%, due 1/3/19	1,000,000	999,879
2.22%, due 1/3/19	28,600,000	28,596,540
2.239%, due 1/3/19	800,000	799,902
2.245%, due 1/3/19	1,900,000	1,899,767
2.248%, due 1/3/19	1,100,000	1,099,865
2.253%, due 1/3/19	3,800,000	3,799,532
2.254%, due 1/3/19	300,000	299,963
2.255%, due 1/3/19	5,800,000	5,799,285
2.257%, due 1/3/19	1,400,000	1,399,827
2.257%, due 1/10/19 (e)	500,000	499,723
2.258%, due 1/3/19	2,000,000	1,999,753
2.261%, due 1/3/19	900,000	899,889
2.263%, due 1/3/19	100,000	99,988
2.269%, due 1/3/19	500,000	499,938
2.27%, due 1/3/19	2,600,000	2,599,677
2.273%, due 1/3/19	900,000	899,888
2.275%, due 1/3/19	300,000	299,963
2.278%, due 1/3/19	400,000	399,950
2.279%, due 1/3/19	700,000	699,913
2.281%, due 1/3/19	900,000	899,888
2.284%, due 1/3/19	2,500,000	2,499,687
2.298%, due 1/24/19 (e)	200,000	199,712
2.314%, due 1/24/19 (e)	200,000	199,710
2.317%, due 1/24/19 (e)	300,000	299,564
2.322%, due 1/24/19 (e)	200,000	199,709

Total U.S. Government & Federal Agencies (Cost $62,087,414)		62,087,545

Total Short-Term Investments (Cost $62,869,839)		62,869,970

Total Investments (Cost $937,094,250)	99.9%	1,920,511,750
Other Assets, Less Liabilities	0.1	1,930,632
Net Assets	100.0%	$1,922,442,382

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2018 (continued)

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	The combined market value of common stocks and notional value of Standard & Poor’s 500 Index futures contracts represents 99.9% of the Portfolio’s net assets.
(c)	Current yield as of December 31, 2018.

(d)	Interest rate shown represents yield to maturity.

(e)	Represents a security, or a portion thereof, was maintained at the broker as collateral for futures contracts.

As of December 31, 2018, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[1]
S&P 500 Index Mini	496	March 2019	$63,311,765	$62,128,960	$(1,182,805)

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2018.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,857,641,780	$—	$—	$1,857,641,780
Short-Term Investments
Affiliated Investment Company	782,425	—	—	782,425
U.S. Government & Federal Agencies	—	62,087,545	—	62,087,545

Total Short-Term Investments	782,425	62,087,545	—	62,869,970

Total Investments in Securities	1,858,424,205	62,087,545	—	1,920,511,750

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (b)	$(1,182,805)	$—	$—	$(1,182,805)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

16	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $936,311,825)	$1,919,729,325
Investment in affiliated investment company, at value (identified cost $782,425)	782,425
Receivables:
Dividends	2,155,348
Fund shares sold	1,435,403
Variation margin on futures contracts	471,629

Total assets	$1,924,574,130

Liabilities
Due to custodian	687,783
Payables:
Fund shares redeemed	664,134
Investment securities purchased	255,989
Manager (See Note 3)	200,044
NYLIFE Distributors (See Note 3)	199,802
Shareholder communication	57,268
Professional fees	41,763
Custodian	22,658
Trustees	2,307

Total liabilities	2,131,748

Net assets	$1,922,442,382

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$40,106
Additional paid-in capital	910,064,876

910,104,982
Total distributable earnings (loss)(1)	1,012,337,400

Net assets	$1,922,442,382

Initial Class
Net assets applicable to outstanding shares	$1,001,911,029

Shares of beneficial interest outstanding	20,823,874

Net asset value per share outstanding	$48.11

Service Class
Net assets applicable to outstanding shares	$920,531,353

Shares of beneficial interest outstanding	19,282,059

Net asset value per share outstanding	$47.74

(1)	See Note 11.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividends-unaffiliated	$42,611,378
Interest	827,494
Securities lending	5,374
Dividends-affiliated	3,697

Total income	43,447,943

Expenses
Manager (See Note 3)	3,293,808
Distribution/Service—Service Class (See Note 3)	2,395,982
Shareholder communication	180,961
Professional fees	171,770
Trustees	45,024
Custodian	26,978
Miscellaneous	103,797

Total expenses before waiver/reimbursement	6,218,320
Expense waiver/reimbursement from Manager (See Note 3)	(528,531)

Net expenses	5,689,789

Net investment income (loss)	37,758,154

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investment transactions	18,299,933
Futures transactions	(6,179,662)

Net realized gain (loss) on investments and futures transactions	12,120,271

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(146,616,062)
Futures contracts	(1,356,455)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(147,972,517)

Net realized and unrealized gain (loss) on investments and futures transactions	(135,852,246)

Net increase (decrease) in net assets resulting from operations	$(98,094,092)

18	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$37,758,154	$27,900,443
Net realized gain (loss) on investments and futures transactions	12,120,271	39,480,369
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(147,972,517)	281,272,280

Net increase (decrease) in net assets resulting from operations	(98,094,092)	348,653,092

Distributions to shareholders(1):
Initial Class	(36,895,690)
Service Class	(30,790,988)

	(67,686,678)

Dividends to shareholders from net investment income:
Initial Class		(14,887,127)
Service Class		(10,221,801)

		(25,108,928)

Distributions to shareholders from net realized gain on investments:
Initial Class		(15,630,784)
Service Class		(12,102,627)

		(27,733,411)

Total dividends and distributions to shareholders	(67,686,678)	(52,842,339)

Capital share transactions:
Net proceeds from sale of shares	364,267,496	376,903,377
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	67,686,678	52,842,339
Cost of shares redeemed	(397,688,197)	(184,243,526)

Increase (decrease) in net assets derived from capital share transactions	34,265,977	245,502,190

Net increase (decrease) in net assets	(131,514,793)	541,312,943

Net Assets
Beginning of year	2,053,957,175	1,512,644,232

End of year(2)	$1,922,442,382	$2,053,957,175

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 11).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $28,247,670 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 11). See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$52.02	$44.05	$41.29	$41.99	$37.58

Net investment income (loss) (a)	1.04	0.80	0.70	0.70	0.66

Net realized and unrealized gain (loss) on investments	(3.15)	8.60	4.02	(0.29)	4.34

Total from investment operations	(2.11)	9.40	4.72	0.41	5.00

Less dividends and distributions:

From net investment income	(0.78)	(0.70)	(0.70)	(0.60)	(0.59)

From net realized gain on investments	(1.02)	(0.73)	(1.26)	(0.51)	—

Total dividends and distributions	(1.80)	(1.43)	(1.96)	(1.11)	(0.59)

Net asset value at end of year	$48.11	$52.02	$44.05	$41.29	$41.99

Total investment return (b)	(4.52%)	21.49%	11.62%	1.10%	13.35%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.95%	1.65%	1.66%	1.67%	1.68%

Net expenses (c)	0.16%	0.22%	0.28%	0.27%	0.28%

Expenses (before waiver/reimbursement) (c)	0.19%	0.23%	0.28%	0.27%	0.28%

Portfolio turnover rate	9%	3%	3%	3%	3%

Net assets at end of year (in 000’s)	$1,001,911	$1,156,346	$899,633	$1,017,929	$890,188

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$51.66	$43.80	$41.08	$41.79	$37.44

Net investment income (loss) (a)	0.90	0.67	0.59	0.60	0.56

Net realized and unrealized gain (loss) on investments	(3.13)	8.54	4.00	(0.28)	4.30

Total from investment operations	(2.23)	9.21	4.59	0.32	4.86

Less dividends and distributions:

From net investment income	(0.67)	(0.62)	(0.61)	(0.52)	(0.51)

From net realized gain on investments	(1.02)	(0.73)	(1.26)	(0.51)	—

Total dividends and distributions	(1.69)	(1.35)	(1.87)	(1.03)	(0.51)

Net asset value at end of year	$47.74	$51.66	$43.80	$41.08	$41.79

Total investment return (b)	(4.76%)	21.19%	11.34%	0.85%	13.06%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.70%	1.40%	1.41%	1.42%	1.43%

Net expenses (c)	0.41%	0.47%	0.53%	0.52%	0.53%

Expenses (before waiver/reimbursement) (c)	0.44%	0.48%	0.53%	0.52%	0.53%

Portfolio turnover rate	9%	3%	3%	3%	3%

Net assets at end of year (in 000’s)	$920,531	$897,611	$613,011	$476,730	$423,009

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

20	MainStay VP MacKay S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay S&P 500 Index Portfolio (formerly known as MainStay VP S&P 500 Index Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

21

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

22	MainStay VP MacKay S&P 500 Index Portfolio

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2018, the Portfolio did not hold any repurchase agreements.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a

23

Notes to Financial Statements (continued)

liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2018, open futures contracts are shown in the Portfolio of Investments.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio did not have any portfolio securities on loan.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assur-

ance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2018:

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized appreciation on investments and futures contracts (a)	$(1,182,805)	$(1,182,805)

Total Fair Value		$(1,182,805)	$(1,182,805)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(6,179,662)	$(6,179,662)

Total Realized Gain (Loss)		$(6,179,662)	$(6,179,662)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(1,356,455)	$(1,356,455)

Total Change in Unrealized Appreciation (Depreciation)		$(1,356,455)	$(1,356,455)

24	MainStay VP MacKay S&P 500 Index Portfolio

Average Notional Amount

	Equity Contracts Risk	Total

Futures Contracts Long	$44,747,046	$44,747,046

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of average daily net assets as follows: 0.16% up to $2.5 billion and 0.15% in excess of $2.5 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.16% of average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points to Service Class shares. This agreement will remain in effect until May 1, 2019, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Portfolio. During the year ended December 31, 2018, the effective management fee rate was 0.16% (exclusive of any applicable waivers/reimbursements).

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $3,293,808 and waived fees/reimbursed expenses in the amount of $528,531.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$30,659	$(29,877)	$—	$—	$782	$4	$—	782

25

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$956,678,407	$1,001,149,568	$(37,316,225)	$963,833,343

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$39,117,320	$9,269,840	$116,900	$963,833,340	$1,012,337,400

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$41,885,167	$25,801,511	$27,855,694	$24,986,645

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, were $182,401 and $191,045, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	3,258,166	$174,397,749
Shares issued to shareholders in reinvestment of dividends and distributions	665,728	36,895,690
Shares redeemed	(5,327,906)	(279,065,069)

Net increase (decrease)	(1,404,012)	$(67,771,630)

Year ended December 31, 2017:
Shares sold	3,324,249	$156,837,862
Shares issued to shareholders in reinvestment of dividends and distributions	617,138	30,517,911
Shares redeemed	(2,134,591)	(102,278,017)

Net increase (decrease)	1,806,796	$85,077,756

26	MainStay VP MacKay S&P 500 Index Portfolio

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	3,592,164	$189,869,747
Shares issued to shareholders in reinvestment of dividends and distributions	559,584	30,790,988
Shares redeemed	(2,243,764)	(118,623,128)

Net increase (decrease)	1,907,984	$102,037,607

Year ended December 31, 2017:
Shares sold	4,628,729	$220,065,515
Shares issued to shareholders in reinvestment of dividends and distributions	454,310	22,324,428
Shares redeemed	(1,704,821)	(81,965,509)

Net increase (decrease)	3,378,218	$160,424,434

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On November 5, 2014, the Second Circuit Court of Appeals held an oral argument on appeal. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016 the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed a response to plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders, for intentional fraudulent conveyance under U.S. federal law.

On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, the plaintiff has asked the Court to direct entry of a final judgment in order to make the order immediately appealable.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request.

On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, plaintiff renewed the request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management. The shareholder defendants opposed that request. On June 18, 2018, the District Court ordered that the request would be stayed pending further action by the Second Circuit in the still-pending appeal, discussed above. On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court held that it would not lift the stay prior to further action from the Second Circuit. The court held that it would allow the Trustee to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. The court also

27

Notes to Financial Statements (continued)

expressed its intention to order all parties to participate in a global mediation.

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
MainStay VP MacKay S&P 500 Index Portfolio	$682,856	$527,309

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay VP MacKay S&P 500 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay S&P 500 Index Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay S&P 500 Index Portfolio (formerly known as MainStay VP S&P 500 Index Portfolio) (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay S&P 500 Index Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay Shields in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the

30	MainStay VP MacKay S&P 500 Index Portfolio

year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and ongoing analysis of, and interactions with, MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay Shields believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged MacKay Shields’ continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and MacKay Shields and acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the

32	MainStay VP MacKay S&P 500 Index Portfolio

fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

34	MainStay VP MacKay S&P 500 Index Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

35

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

36	MainStay VP MacKay S&P 500 Index Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

38	MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802534	MSVPSP11-02/19 (NYLIAC) NI529

MainStay VP Income Builder Portfolio

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]

Initial Class Shares	1/29/1993	–5.21%	3.99%	9.35%	0.62%
Service Class Shares	6/4/2003	–5.45	3.73	9.08	0.87

Benchmark Performance	One Year	Five Years	Ten Years

MSCI World Index[2]	–8.71%	4.56%	9.67%
Bloomberg Barclays U.S. Aggregate Bond Index[3]	0.01	2.52	3.48
Blended Benchmark Index[4]	–4.19	3.70	6.82
Morningstar World Allocation Category Average[5]	–8.26	1.76	6.90

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

2.

The MSCI World Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index, each weighted 50%. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar World Allocation Category Average is representative of funds that seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these funds do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such funds to invest more than 10% of their assets in emerging markets. These funds typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$975.50	$3.14	$1,022.03	$3.21	0.63%

Service Class Shares	$1,000.00	$974.20	$4.33	$1,020.82	$4.43	0.87%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Income Builder Portfolio

Portfolio Composition as of December 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of December 31, 2018 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 1.75%–3.125%, due 10/31/20–11/15/28

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%–5.00%, due 12/1/44–11/1/48

3.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.00%–6.00%, due 4/1/37–7/1/48

4.	United States Treasury Bonds, 2.75%–4.375%, due 11/15/39–8/15/48

5.	Morgan Stanley, 2.375%–7.25%, due 7/15/19–4/1/32
6.	Bank of America Corp., 2.738%–6.30%, due 1/23/22–4/24/28

7.	Verizon Communications, Inc.

8.	Goldman Sachs Group, Inc., 2.30%–6.75%, due 12/13/19–10/1/37

9.	AT&T, Inc.

10.	Westpac Banking Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jae S. Yoon and Jonathan Swaney of New York Life Investment Management LLC, the Portfolio’s Manager; Dan Roberts, PhD, Stephen R. Cianci, CFA, and Neil Moriarty, III, of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Portfolio; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Portfolio.

How did MainStay VP Income Builder Portfolio perform relative to its benchmarks and peers for the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP Income Builder Portfolio returned –5.21% for Initial Class shares and –5.45% for Service Class shares. Over the same period, both share classes outperformed the –8.71% return of the MSCI World Index,1 which is the Portfolio’s primary benchmark; underperformed the 0.01% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s secondary benchmark; and underperformed the –4.19% return of the Blended Benchmark Index,1 which is an additional benchmark of the Portfolio. Both share classes outperformed the –8.26% return of the Morningstar World Allocation Category Average2 for the 12 months ended December 31, 2018.

Were there any changes to the Portfolio during the reporting period?

Effective February 28, 2018, Jae S. Yoon and Jonathan Swaney were added as portfolio managers of the Portfolio and Michael Kimble was removed as a portfolio manager of the Portfolio. Effective October 18, 2018, Stephen R. Cianci, CFA, and Neil Moriarty, III, joined the Portfolio’s portfolio management team. Effective on or about December 31, 2018, Louis N. Cohen no longer served as a portfolio manager of the Portfolio. For more information on these changes, please refer to the supplement dated October 18, 2018.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the fixed-income portion of the Portfolio used equity futures to increase the Portfolio’s equity beta.3 Although we reduced this position toward the end of the year, the position slightly detracted from the Portfolio’s performance. During the reporting period, the fixed-income portion of the Portfolio also used currency forwards to hedge currency exposure which added slightly to the Portfolio’s performance.

What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?

The equity portion of the Portfolio performed closely in line with the MSCI World Index during the reporting period. Strong stock selection and an underweight position in financials, which was the worst performing sector in the Index, contributed positively to relative performance of the equity portion of the Portfolio. (Contributions take weightings and total returns into account.) The utilities sector, which we consider to be more defensive and is typically held in the equity portion of the Portfolio, was one of the best-performing sectors in the MSCI World Index during the reporting period. An overweight position in utilities helped the sector contribute positively to the relative performance of the equity portion of the Portfolio. On the other hand, stock selection in consumer staples detracted from the relative performance of the equity portion of the Portfolio, as did stock selection and an underweight position in the consumer discretionary sector.

Which market segments were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which market segments detracted the most?

During the reporting period, the sectors that made the strongest positive contributions to the performance of the equity portion of the Portfolio relative to the MSCI World Index were financials, utilities and energy. Although the financials sector provided a slightly negative return in the equity portion of the Portfolio, strong stock selection was the primary driver of outperformance in the sector, with an underweight position also helping. In the equity portion of the Portfolio, an overweight position in the utilities sector helped relative performance, as did favorable stock selection in the energy sector. Total returns were modestly negative for the energy sector in the equity portion of the Portfolio, as the price of oil declined. The weakest-contributing sector in the equity portion of the Portfolio was consumer staples, largely because of stock selection and tobacco exposure. Investors reacted negatively to the FDA’s proposed regulatory changes for tobacco and remained concerned over the tobacco industry’s longer-term growth prospects. Other weak contributors to the relative performance of the equity portion of the Portfolio included consumer discretionary, which was hindered by stock selection and an underweight sector position, and information technology, which suffered from an underweight sector position, partially offset by positive stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Portfolio and which stocks detracted the most.

Health care companies Pfizer and Merck and oil & gas company Equinor were the strongest positive contributors to the absolute

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar World Allocation Category Average.
3.

Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

8	MainStay VP Income Builder Portfolio

performance of the equity portion of the Portfolio during the reporting period. Pfizer and Merck both delivered strong results throughout 2018, and both have robust drug pipelines that gave us confidence in the sustainability of their cash flows. Equinor delivered strong cash flows throughout the year as management delivered faster and deeper cost reductions than peers during the commodity down cycle. The equity portion of the Portfolio has maintained its positions in Pfizer and Merck but used Equinor as a source of cash to fund other higher-yielding opportunities.

Consumer staples companies British American Tobacco and Philip Morris were the two weakest contributors to the absolute performance of the equity portion of the Portfolio. These tobacco holdings declined as investors reacted negatively to the FDA’s proposed regulatory changes and remained concerned over the companies’ longer-term growth prospects.

With the exception of Equinor, the equity portion of the Portfolio maintained all of these positions as of December 31, 2018.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the equity portion of the Portfolio purchased new positions in several stocks, including semiconductor manufacturer Broadcom and global integrated energy company Chevron. Broadcom is transitioning to a subscription model, which we believe could reduce the company’s costs and increase its cash flow, thus increasing shareholder yield. We believe that Chevron’s integrated business model, geographic and product diversification, strong balance sheet and continued efforts to manage costs and improve capital efficiencies could allow the company to generate sustainable cash flow through commodity price cycles.

Among the positions that the equity portion of the Portfolio closed during the reporting period were oil & gas company Equinor and telecommunication services provider Swisscom. Equinor and Swisscom were both used as sources of cash to fund potential new opportunities for the equity portion of the Portfolio.

How did sector weightings in the equity portion of the Portfolio change during the reporting period?

During the reporting period, the most substantial sector weighting increases in the equity portion of the Portfolio were in financials and information technology. Over the same period,

the most substantial sector weighting reductions in the equity portion of the Portfolio were in communication services and consumer staples. Sector allocations in the equity portion of the Portfolio are a result of our bottom-up fundamental investment process and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield. Relative performance of sectors during the reporting period can also affect sector weightings.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, the most substantially overweight sector position relative to the MSCI World Index in the equity portion of the Portfolio was utilities. We consider utilities to be a defensive sector that is typically more heavily represented in the equity portion of the Portfolio. As of the same date, energy and consumer staples were also overweight relative to the benchmark in the equity portion of the Portfolio. As of December 31, 2018, the most substantially underweight sector positions relative to the benchmark in the equity portion of the Portfolio were in information technology and consumer discretionary.

What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?

Although the fixed-income portion of the Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index for most of 2018, an overweight position in credit hurt relative performance during the fourth quarter of 2018, as credit—and equity investments—sold off on fears of weaker global growth, trade wars and an anticipated change in Federal Reserve policy. The credit sell-off in the fourth quarter led the fixed-income portion of the Portfolio to underperform the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period.

What was the duration4 strategy of the fixed-income portion of the Portfolio during the reporting period?

Throughout the reporting period, the fixed-income portion of the Portfolio sought to keep its duration in line with the duration of the Bloomberg Barclays U.S. Aggregate Bond Index as a buffer to the equity exposure of the Portfolio as a whole. As of December 31, 2018, the duration of the fixed-income portion of the Portfolio was 5.9 years, which was in line with the duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

9

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

Over the past couple of years, the fixed-income portion of the Portfolio has promoted credit risk as the principal driver of performance. We expected credit (investment-grade bonds, high-yield bonds and bank loans) to have returns superior to those of securities that are more rate-sensitive, such as U.S. Treasury securities and government-backed debt as investors looked for higher yields and a spread5 cushion in credit. As spreads continued to tighten going into 2018 and the compensation for taking on additional risk compressed, the fixed-income portion of the Portfolio continued to reduce exposure to credit (more specifically high-yield bonds) and began to introduce securitized assets such as commercial mortgage-backed securities, asset-backed securities and residential mortgage-backed securities as we sought to reduce volatility and diversify the fixed-income portion of the Portfolio.

During the reporting period, which market segments were the strongest positive contributors to the absolute performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

Though bank loans were not immune to the credit sell-off in the fourth quarter of 2018, they finished the reporting period with positive absolute returns and were the top performers in the fixed-income portion of the Portfolio on an absolute and relative basis. This was largely because investors looked for a buffer as interest rates continued to rise. As mentioned, we added securitized assets to the fixed-income portion of the Portfolio, which also had a positive impact on absolute performance. Though the fixed-income portion of the Portfolio has decreased its weighting in high-yield corporate bonds, the position in high-yield securities detracted from absolute performance during the reporting period. The fixed-income portion of the Portfolio also held a relatively small position in emerging-market debt during the reporting period, and this position also detracted from the absolute performance of the fixed-income portion of the Portfolio.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio initiated a position in Crown Castle Tower secured bonds. The bonds are secured by cell towers, carried a single-A6 rating and, in our opinion, were attractively priced.

The fixed-income portion of the Portfolio also initiated a position in a commercial mortgage-backed new single-property issue that carried a AAA7 rating and offered what we thought was an attractive opportunity to purchase a securitized product while diversifying the Portfolio’s holdings.

The fixed-income portion of the Portfolio sold its position in Anheuser Busch debt during the reporting period. Even though the bonds maintained their A rating, we believed that the fundamental metrics made them resemble a high-yield credit.

How did sector weightings change in the fixed-income portion of the Portfolio during the reporting period?

As credit spreads narrowed during most of the reporting period, the fixed-income portion of the Portfolio trimmed its weighting in high-yield bonds and, to a lesser degree, bank loans. We also improved the credit quality of our high yield position and also shortened maturities. During the reporting period, the fixed-income portion of the Portfolio selectively added to investment-grade corporate bonds and, to a lesser degree, asset-backed securities, agency mortgages, agency mortgages and commercial mortgage-backed securities.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, the fixed-income portion of the Portfolio held overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in high-yield credit, bank loans and investment-grade credit. As of the same date, the fixed-income portion of the Portfolio held underweight positions in U.S. Treasury securities and agency mortgage-backed securities.

5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

6.

An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

7.

An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Income Builder Portfolio

Portfolio of Investments December 31, 2018

	Principal Amount	Value
Long-Term Bonds 52.3%† Asset-Backed Securities 0.7%
Auto Floor Plan Asset-Backed Securities 0.4%
Ford Credit Floorplan Master Owner Trust Series 2018-4, Class A 4.06%, due 11/15/30	$930,000	$929,442
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1, Class A 2.945% (1 Month LIBOR + 0.63%), due 9/25/23 (a)(b)	1,090,000	1,089,591

		2,019,033

Automobile Asset-Backed Securities 0.2%
Volkswagen Auto Loan Enhanced Trust Series 2018-1, Class A4 3.15%, due 7/22/24	945,000	949,242

Home Equity 0.0%‡
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 2.415% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	165,954	115,351
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 2.365% (1 Month LIBOR + 0.05%), due 11/25/36 (b)	239,322	107,435

		222,786

Other Asset-Backed Securities 0.1%
Verizon Owner Trust Series 2018-1A, Class A1A 2.82%, due 9/20/22 (a)	685,000	683,028

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 2.631% (3 Month LIBOR + 0.32%), due 5/25/29 (b)	80,281	80,029

Total Asset-Backed Securities (Cost $4,036,196)		3,954,118

Corporate Bonds 33.9%
Aerospace & Defense 0.1%
Harris Corp. 4.40%, due 6/15/28	810,000	806,331

Agriculture 0.0%‡
Reynolds American, Inc. 8.125%, due 6/23/19 (United Kingdom)	165,000	168,328

	Principal Amount		Value
Airlines 1.1%
American Airlines Group, Inc. 4.625%, due 3/1/20 (a)		$1,400,000	$1,393,000
American Airlines, Inc.
Series 2017-2, Class AA, Pass Through Trust 3.35%, due 4/15/31		486,469	459,699
Series 2015-2, Class AA, Pass Through Trust 3.60%, due 3/22/29		881,608	848,460
Continental Airlines, Inc. Series 2009-2, Class 2, Pass Through Trust 7.25%, due 5/10/21		264,847	271,971
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21		960,668	987,029
U.S. Airways Group, Inc.
Series 2012-1, Class A 5.90%, due 4/1/26		707,426	754,633
Series 2010-1, Class A 6.25%, due 10/22/24		386,855	408,635
United Airlines, Inc.
Series 2014-2, Class B 4.625%, due 3/3/24		359,300	357,395
Series 2007-1, Pass Through Trust 6.636%, due 1/2/24		472,863	491,730

			5,972,552

Auto Manufacturers 1.1%
Daimler Finance North America LLC 3.132% (3 Month LIBOR + 0.55%), due 5/4/21 (Germany) (a)(b)		685,000	678,899
Ford Motor Credit Co. LLC 5.875%, due 8/2/21		150,000	153,835
General Motors Financial Co., Inc.
3.15%, due 6/30/22		320,000	305,651
3.45%, due 4/10/22		1,500,000	1,450,591
3.70%, due 5/9/23		500,000	475,715
4.20%, due 3/1/21		925,000	924,503
Toyota Motor Credit Corp. 2.971% (3 Month LIBOR + 0.17%), due 9/18/20 (b)		1,765,000	1,754,200

			5,743,394

Auto Parts & Equipment 0.4%
LKQ European Holdings B.V. 3.625%, due 4/1/26 (Netherlands) (a)	EUR	810,000	896,717
ZF North America Capital, Inc. 4.75%, due 4/29/25 (Germany) (a)		$1,150,000	1,070,267

			1,966,984

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks 9.2%
Bank of America Corp.
2.738%, due 1/23/22 (c)	$1,150,000	$1,132,549
3.004%, due 12/20/23 (c)	734,000	713,454
3.499%, due 5/17/22 (c)	1,635,000	1,635,245
3.50%, due 4/19/26	150,000	144,350
3.705%, due 4/24/28 (c)	555,000	532,394
4.20%, due 8/26/24	325,000	322,335
6.30%, due 3/10/26 (c)(d)	735,000	746,503
Bank of New York Mellon Corp. 4.625%, due 9/20/26 (c)(d)	1,130,000	1,012,763
BB&T Corp. 5.25%, due 11/1/19	930,000	945,545
Capital One Financial Corp. 4.20%, due 10/29/25	165,000	158,751
Citibank N.A.
2.125%, due 10/20/20	1,615,000	1,582,993
3.40%, due 7/23/21	1,340,000	1,341,703
Citigroup, Inc.
3.40%, due 5/1/26	255,000	239,858
3.668%, due 7/24/28 (c)	430,000	406,211
3.70%, due 1/12/26	545,000	523,998
4.05%, due 7/30/22	105,000	105,477
5.30%, due 5/6/44	436,000	434,511
6.625%, due 6/15/32	190,000	221,138
Citizens Financial Group, Inc.
4.30%, due 12/3/25	1,190,000	1,174,405
6.00%, due 7/6/23 (c)(d)	975,000	897,000
Discover Bank 8.70%, due 11/18/19	795,000	829,157
Goldman Sachs Group, Inc.
2.30%, due 12/13/19	625,000	618,642
2.905%, due 7/24/23 (c)	310,000	295,299
2.908%, due 6/5/23 (c)	285,000	273,597
3.625%, due 1/22/23	1,330,000	1,309,073
3.786% (3 Month LIBOR + 1.17%), due 5/15/26 (b)	815,000	782,216
5.25%, due 7/27/21	1,295,000	1,344,330
6.75%, due 10/1/37	159,000	179,556
Huntington Bancshares, Inc.
3.15%, due 3/14/21	1,295,000	1,289,234
5.70%, due 4/15/23 (c)(d)	800,000	710,000
JPMorgan Chase & Co. (c)
3.54%, due 5/1/28	800,000	762,709
5.15%, due 5/1/23 (d)	1,740,000	1,657,524
Lloyds Banking Group PLC (United Kingdom)
4.582%, due 12/10/25	508,000	480,925
4.65%, due 3/24/26	1,075,000	1,010,703
Morgan Stanley
2.375%, due 7/23/19	1,565,000	1,558,198
3.125%, due 1/23/23	1,560,000	1,524,033

	Principal Amount	Value
Banks (continued)
Morgan Stanley (continued)
4.875%, due 11/1/22	$495,000	$510,094
5.00%, due 11/24/25	1,150,000	1,172,617
5.45%, due 7/15/19 (c)(d)	790,000	768,370
6.25%, due 8/9/26	881,000	975,549
7.25%, due 4/1/32	1,300,000	1,636,919
PNC Bank N.A. 2.55%, due 12/9/21	815,000	795,105
PNC Financial Services Group, Inc. 6.70%, due 6/10/19	465,000	472,334
Royal Bank of Scotland Group PLC (United Kingdom)
4.892%, due 5/18/29 (c)	605,000	577,501
6.00%, due 12/19/23	70,000	70,847
Santander Holdings USA, Inc. 4.40%, due 7/13/27	850,000	804,283
Santander UK Group Holdings PLC (United Kingdom)
3.571%, due 1/10/23	790,000	756,178
3.823%, due 11/3/28 (c)	475,000	429,354
State Street Corp. 2.55%, due 8/18/20	915,000	907,318
Toronto-Dominion Bank (Canada)
1.80%, due 7/13/21	1,535,000	1,485,404
3.15%, due 9/17/20	1,620,000	1,623,770
U.S. Bank N.A. 2.936% (3 Month LIBOR + 0.29%), due 5/21/21 (b)	1,300,000	1,295,251
Wells Fargo Bank N.A.
2.40%, due 1/15/20	1,610,000	1,596,305
2.60%, due 1/15/21	985,000	972,765
3.55%, due 8/14/23	1,015,000	1,010,708
Westpac Banking Corp. (Australia)
2.896% (3 Month LIBOR + 0.28%), due 5/15/20 (b)	700,000	696,588
4.875%, due 11/19/19	1,935,000	1,965,006

		49,418,645

Beverages 0.3%
Constellation Brands, Inc. 2.00%, due 11/7/19	680,000	671,625
Diageo Capital PLC 2.88% (3 Month LIBOR + 0.24%), due 5/18/20 (United Kingdom) (b)	950,000	946,134

		1,617,759

Biotechnology 0.5%
Biogen, Inc. 3.625%, due 9/15/22	1,240,000	1,243,249
Celgene Corp. 3.625%, due 5/15/24	1,400,000	1,365,433

		2,608,682

12	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials 0.5%
Cemex S.A.B. de C.V. 7.75%, due 4/16/26 (Mexico) (a)	$1,515,000	$1,592,644
Standard Industries, Inc. 5.375%, due 11/15/24 (a)	1,000,000	938,750

		2,531,394

Chemicals 0.6%
Air Liquide Finance S.A. (France) (a)
1.375%, due 9/27/19	900,000	889,073
1.75%, due 9/27/21	610,000	583,942
Braskem Netherlands Finance B.V. 4.50%, due 1/10/28 (Netherlands) (a)	1,490,000	1,377,147
Mexichem S.A.B. de C.V. 4.00%, due 10/4/27 (Mexico) (a)	625,000	567,969

		3,418,131

Commercial Services 0.3%
Herc Rentals, Inc. 7.75%, due 6/1/24 (a)(e)	542,000	565,035
Service Corp. International 5.375%, due 1/15/22	1,005,000	1,007,513

		1,572,548

Computers 0.7%
Apple, Inc.
1.55%, due 8/4/21	545,000	528,429
2.75%, due 1/13/25	715,000	689,445
Dell International LLC / EMC Corp. 3.48%, due 6/1/19 (a)	1,955,000	1,949,222
Hewlett Packard Enterprise Co. 2.10%, due 10/4/19 (a)(f)	750,000	741,549

		3,908,645

Cosmetics & Personal Care 0.2%
Unilever Capital Corp. 1.80%, due 5/5/20 (United Kingdom)	1,100,000	1,083,630

Diversified Financial Services 1.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20 (Ireland)	1,600,000	1,611,164
Air Lease Corp.
2.125%, due 1/15/20	730,000	719,452
2.75%, due 1/15/23	500,000	473,122
3.50%, due 1/15/22	340,000	334,592
4.25%, due 9/15/24	420,000	410,542
Capital One Bank USA N.A. 8.80%, due 7/15/19	775,000	796,230
Caterpillar Financial Services Corp.
2.796% (3 Month LIBOR + 0.18%), due 5/15/20 (b)	830,000	827,012
2.90%, due 3/15/21	1,735,000	1,733,766

	Principal Amount	Value
Diversified Financial Services (continued)
International Lease Finance Corp. 5.875%, due 4/1/19	$460,000	$461,876
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (a)	425,000	412,257
Springleaf Finance Corp. 6.00%, due 6/1/20	210,000	210,525
Synchrony Financial 4.50%, due 7/23/25	1,665,000	1,518,291

		9,508,829

Electric 1.3%
AEP Transmission Co. LLC 3.10%, due 12/1/26	850,000	821,271
CMS Energy Corp.
3.875%, due 3/1/24	550,000	551,742
5.05%, due 3/15/22	430,000	448,763
Consolidated Edison, Inc. 2.00%, due 3/15/20	435,000	429,219
Duquesne Light Holdings, Inc. (a)
3.616%, due 8/1/27	865,000	814,434
6.40%, due 9/15/20	925,000	964,668
Entergy Louisiana LLC 4.00%, due 3/15/33	790,000	799,127
Evergy, Inc. 5.292%, due 6/15/22 (g)	500,000	521,362
Public Service Electric & Gas Co. 3.00%, due 5/15/27	800,000	769,994
Puget Energy, Inc. 5.625%, due 7/15/22	350,000	370,644
Southern California Edison Co. 3.70%, due 8/1/25	330,000	329,175
WEC Energy Group, Inc. 4.729% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	480,000	391,637

		7,212,036

Environmental Controls 0.3%
Republic Services, Inc. 4.75%, due 5/15/23	580,000	607,105
Waste Management, Inc. 2.40%, due 5/15/23	810,000	776,887

		1,383,992

Food 1.6%
Kerry Group Financial Services Unlimited Co. 3.20%, due 4/9/23 (Ireland) (a)	1,290,000	1,249,331
Kroger Co. 1.50%, due 9/30/19	1,550,000	1,528,507
Mondelez International Holdings Netherlands B.V. (Netherlands) (a)
1.625%, due 10/28/19	985,000	971,284
2.00%, due 10/28/21	1,110,000	1,063,529

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food (continued)
Nestle Holdings, Inc. 3.10%, due 9/24/21 (a)	$1,615,000	$1,624,356
Smithfield Foods, Inc. (a)
2.70%, due 1/31/20	605,000	596,809
3.35%, due 2/1/22	565,000	540,323
Tyson Foods, Inc. 3.95%, due 8/15/24	965,000	959,404

		8,533,543

Gas 0.1%
Southern California Gas Co. 4.30%, due 1/15/49	325,000	332,464

Health Care—Products 0.9%
Abbott Laboratories 3.40%, due 11/30/23	535,000	533,368
Becton Dickinson & Co.
2.133%, due 6/6/19	1,000,000	994,175
3.70%, due 6/6/27	845,000	799,233
Medtronic Global Holdings SCA 1.70%, due 3/28/19	1,105,000	1,102,158
Stryker Corp. 2.625%, due 3/15/21	1,220,000	1,203,538

		4,632,472

Health Care—Services 0.0%‡
Cigna Holding Co. 4.375%, due 12/15/20	135,000	137,453

Holding Companies—Diversified 0.3%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (Hong Kong) (a)	925,000	875,448
Spectrum Brands Holdings, Inc. 7.75%, due 1/15/22	770,000	779,625

		1,655,073

Home Builders 0.4%
Lennar Corp.
4.50%, due 6/15/19	1,100,000	1,097,250
4.50%, due 11/15/19	200,000	198,500
MDC Holdings, Inc. 5.625%, due 2/1/20	1,100,000	1,111,000

		2,406,750

Insurance 2.6%
Alterra Finance LLC 6.25%, due 9/30/20	75,000	78,256
AXA Equitable Holdings, Inc. 5.00%, due 4/20/48 (a)	830,000	736,236
Berkshire Hathaway Finance Corp. 4.20%, due 8/15/48	820,000	813,060

	Principal Amount	Value
Insurance (continued)
CNA Financial Corp. 4.50%, due 3/1/26	$1,260,000	$1,270,293
Jackson National Life Global Funding (a)
2.20%, due 1/30/20	1,295,000	1,282,813
3.251% (3 Month LIBOR + 0.48%), due 6/11/21 (b)	1,895,000	1,883,149
Liberty Mutual Group, Inc. (a)
4.25%, due 6/15/23	295,000	297,424
7.80%, due 3/7/87	180,000	196,200
Markel Corp. 5.00%, due 4/5/46	475,000	471,227
MassMutual Global Funding II (a)
2.50%, due 10/17/22	1,270,000	1,225,130
2.95%, due 1/11/25	365,000	350,514
Metropolitan Life Global Funding I 1.75%, due 9/19/19 (a)	735,000	727,868
Oil Insurance, Ltd. 5.785% (3 Month LIBOR + 2.982%), due 1/31/19 (Bermuda) (a)(b)(d)	580,000	556,800
Pricoa Global Funding I 2.55%, due 11/24/20 (a)	765,000	754,335
Principal Life Global Funding II 2.375%, due 11/21/21 (a)	1,470,000	1,429,858
Protective Life Corp. 8.45%, due 10/15/39	725,000	982,943
Prudential Financial, Inc. 5.625%, due 6/15/43 (c)	795,000	778,567
Voya Financial, Inc. 3.65%, due 6/15/26	310,000	293,054

		14,127,727

Internet 0.2%
Expedia Group, Inc.
3.80%, due 2/15/28	157,000	142,373
5.00%, due 2/15/26	22,000	22,223
Tencent Holdings, Ltd. (China) (a)
3.595%, due 1/19/28	440,000	413,407
3.925%, due 1/19/38	675,000	601,531

		1,179,534

Iron & Steel 0.3%
ArcelorMittal 7.00%, due 10/15/39 (Luxembourg)	1,000,000	1,053,600
Vale Overseas, Ltd. 6.875%, due 11/21/36 (Brazil)	305,000	348,768

		1,402,368

Lodging 0.3%
Marriott International, Inc.
2.30%, due 1/15/22	890,000	855,640
7.15%, due 12/1/19	125,000	128,846

14	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Lodging (continued)
Sands China, Ltd. (Macao) (a)
4.60%, due 8/8/23	$355,000	$352,650
5.125%, due 8/8/25	460,000	455,515

		1,792,651

Machinery—Diversified 0.4%
CNH Industrial Capital LLC
4.20%, due 1/15/24	545,000	538,601
4.875%, due 4/1/21	1,445,000	1,468,265
John Deere Capital Corp. 3.65%, due 10/12/23	135,000	136,413

		2,143,279

Media 1.2%
Comcast Corp.
3.45%, due 10/1/21	1,945,000	1,964,720
5.70%, due 7/1/19	1,595,000	1,613,793
Grupo Televisa S.A.B. 6.625%, due 1/15/40 (Mexico)	525,000	562,500
Sky, Ltd. 3.75%, due 9/16/24 (United Kingdom) (a)	340,000	338,753
Time Warner Cable, Inc. 8.25%, due 4/1/19	625,000	632,014
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	355,000	404,994
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (Netherlands) (a)	765,000	715,367

		6,232,141

Metal Fabricate & Hardware 0.3%
Precision Castparts Corp. 3.25%, due 6/15/25	1,455,000	1,429,174

Mining 0.2%
Anglo American Capital PLC 4.875%, due 5/14/25 (United Kingdom) (a)	455,000	446,907
FMG Resources (August 2006) Pty, Ltd. 5.125%, due 5/15/24 (Australia) (a)	260,000	239,200
Teck Resources, Ltd. 6.00%, due 8/15/40 (Canada)	720,000	669,600

		1,355,707

Miscellaneous—Manufacturing 0.3%
Siemens Financieringsmaatschappij N.V. 2.70%, due 3/16/22 (Germany) (a)	760,000	745,657
Textron Financial Corp. 4.351% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)	1,295,000	932,400

		1,678,057

	Principal Amount	Value
Oil & Gas 0.8%
Gazprom Via Gaz Capital S.A. 7.288%, due 8/16/37 (Luxembourg) (a)	$640,000	$712,737
Marathon Petroleum Corp. 5.125%, due 12/15/26 (a)	450,000	460,940
Petrobras Global Finance B.V. 7.375%, due 1/17/27 (Brazil)	1,375,000	1,412,813
Valero Energy Corp.
3.65%, due 3/15/25	1,000,000	954,292
6.625%, due 6/15/37	950,000	1,040,855

		4,581,637

Packaging & Containers 0.1%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.75%, due 10/15/20 (New Zealand)	823,742	821,682

Pharmaceuticals 0.5%
Allergan Funding SCS 3.45%, due 3/15/22	1,005,000	988,963
GlaxoSmithKline Capital PLC 2.964% (3 Month LIBOR + 0.35%), due 5/14/21 (United Kingdom) (b)	1,260,000	1,251,373
Takeda Pharmaceutical Co., Ltd. 3.80%, due 11/26/20 (Japan) (a)	400,000	402,413

		2,642,749

Pipelines 0.3%
Southern Natural Gas Co. LLC 4.80%, due 3/15/47 (a)	315,000	299,542
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	795,000	817,003
Transcontinental Gas Pipe Line Co. LLC 4.60%, due 3/15/48	840,000	785,415

		1,901,960

Real Estate Investment Trusts 1.1%
American Tower Corp. 3.375%, due 10/15/26	1,080,000	1,004,742
Crown Castle International Corp.
3.40%, due 2/15/21	920,000	919,679
5.25%, due 1/15/23	1,290,000	1,339,567
Digital Realty Trust, L.P.
2.75%, due 2/1/23	45,000	42,993
3.70%, due 8/15/27	170,000	160,449
Essex Portfolio, L.P. 3.375%, due 4/15/26	545,000	520,905
Kilroy Realty, L.P. 3.45%, due 12/15/24	720,000	695,695
UDR, Inc. 3.50%, due 7/1/27	725,000	689,942
Welltower, Inc. 4.00%, due 6/1/25	310,000	305,946

		5,679,918

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail 1.1%
Alimentation Couche-Tard, Inc. 3.55%, due 7/26/27 (Canada) (a)	$1,035,000	$966,353
CVS Health Corp.
4.00%, due 12/5/23	1,355,000	1,358,872
4.78%, due 3/25/38	400,000	383,302
CVS Pass-Through Trust 5.789%, due 1/10/26 (a)(h)	33,880	35,496
Dollar General Corp. 3.25%, due 4/15/23	1,420,000	1,387,444
McDonald’s Corp. 3.35%, due 4/1/23	1,085,000	1,079,513
O’Reilly Automotive, Inc. 3.55%, due 3/15/26	1,000,000	960,570

		6,171,550

Semiconductors 0.1%
NXP B.V. / NXP Funding LLC 4.625%, due 6/15/22 (Netherlands) (a)	590,000	581,150

Software 0.2%
salesforce.com, Inc.
3.25%, due 4/11/23	510,000	512,620
3.70%, due 4/11/28	690,000	693,647

		1,206,267

Telecommunications 1.9%
AT&T, Inc.
3.956% (3 Month LIBOR + 1.18%), due 6/12/24 (b)	755,000	732,344
4.90%, due 8/15/37	670,000	624,701
CommScope Technologies LLC 6.00%, due 6/15/25 (a)	475,000	432,250
CommScope, Inc. 5.00%, due 6/15/21 (a)	985,000	975,150
Crown Castle Towers LLC 4.241%, due 7/15/48 (a)	990,000	985,198
Hughes Satellite Systems Corp. 6.50%, due 6/15/19	405,000	408,544
Rogers Communications, Inc. (Canada)
3.625%, due 12/15/25	535,000	521,610
5.45%, due 10/1/43	135,000	144,574
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC (a)
3.36%, due 3/20/23	1,313,125	1,296,711
4.738%, due 9/20/29	940,000	922,375
Telecom Italia Capital S.A. 7.175%, due 6/18/19 (Italy)	690,000	694,789
Telecom Italia S.p.A. 5.303%, due 5/30/24 (Italy) (a)	385,000	365,750

	Principal Amount		Value
Telecommunications (continued)
Telefonica Emisiones SAU (Spain)
5.134%, due 4/27/20		$800,000	$816,511
5.462%, due 2/16/21		175,000	181,361
Verizon Communications, Inc. 3.716% (3 Month LIBOR + 1.10%), due 5/15/25 (b)		985,000	955,084

			10,056,952

Textiles 0.2%
Cintas Corp. No 2 3.70%, due 4/1/27		1,065,000	1,040,143

Transportation 0.1%
XPO Logistics, Inc. 6.50%, due 6/15/22 (a)		277,000	274,576

Total Corporate Bonds (Cost $187,527,761)			182,918,857

Foreign Bonds 0.1%
Banks 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21 (United Kingdom)	GBP	525,000	769,946

Total Foreign Bonds (Cost $850,699)			769,946

Loan Assignments 4.8% (b)
Advertising 0.3%
Allied Universal Holdco LLC 2015 Term Loan 6.272% (1 Month LIBOR + 3.75%), due 7/28/22		$939,348	886,117
Outfront Media Capital LLC 2017 Term Loan B 4.349% (1 Month LIBOR + 2.00%), due 3/18/24		800,000	775,600

			1,661,717

Building Materials 0.3%
Builders FirstSource, Inc. 2017 Term Loan B 5.803% (3 Month LIBOR + 3.00%), due 2/29/24		685,930	640,658
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 5.272% (1 Month LIBOR + 2.75%), due 11/15/23		865,385	822,116

			1,462,774

16	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Commercial Services 0.1%
Global Payments Inc. 2018 Term Loan B3 4.272% (1 Month LIBOR + 1.75%), due 4/21/23	$471,600	$451,557

Computers 0.2%
Tempo Acquisition LLC Term Loan 5.522% (1 Month LIBOR + 3.00%), due 5/1/24	856,950	817,316

Containers, Packaging & Glass 0.1%
Reynolds Group Holdings, Inc. 2017 Term Loan 5.272% (1 Month LIBOR + 2.75%), due 2/5/23	293,265	279,042

Electrical Components & Equipment 0.1%
Electro Rent Corp. 1st Lien Term Loan 7.487% (3 Month LIBOR + 5.00%), due 1/31/24	735,000	716,625

Electronics 0.1%
Worldpay, LLC 2018 1st Lien Term Loan B4 4.19% (1 Month LIBOR + 1.75%), due 8/9/24	794,000	759,924

Environmental Controls 0.5%
Advanced Disposal Services, Inc. Term Loan B3 4.669% (1 Week LIBOR + 2.25%), due 11/10/23	1,654,546	1,586,986
GFL Environmental, Inc. 2018 Term Loan B 5.522% (1 Month LIBOR + 3.00%), due 5/30/25 (Canada)	1,254,047	1,169,399

		2,756,385

Food & Staples Retailing 0.3%
U.S. Foods, Inc. 2016 Term Loan B 4.522% (1 Month LIBOR + 2.00%), due 6/27/23	1,891,500	1,789,043

Health Care—Products 0.3%
Ortho-Clinical Diagnostics S.A. 2018 Term Loan B 5.756% (1 Month LIBOR + 3.25%), due 6/30/25 (Luxembourg)	832,568	771,582

	Principal Amount	Value
Health Care—Products (continued)
Sotera Health Holdings LLC 2017 Term Loan B 5.522% (1 Month LIBOR + 3.00%), due 5/15/22	$1,056,188	$1,007,779

		1,779,361

Healthcare, Education & Childcare 0.3%
ExamWorks Group, Inc. 2017 Term Loan 5.772% (1 Month LIBOR + 3.25%), due 7/27/23	1,309,959	1,270,114
U.S. Renal Care, Inc. 2015 2nd Lien Term Loan 10.803% (3 Month LIBOR + 8.00%), due 12/29/23	600,000	570,000

		1,840,114

Holding Company—Diversified 0.1%
Titan Acquisition, Ltd. 2018 Term Loan B 5.522% (1 Month LIBOR + 3.00%), due 3/28/25 (Canada)	823,775	757,358

Hotels, Motels, Inns & Gaming 0.2%
Las Vegas Sands LLC 2018 Term Loan B 4.272% (1 Month LIBOR + 1.75%), due 3/27/25	1,379,575	1,314,045

Household Products & Wares 0.5%
KIK Custom Products, Inc. 2015 Term Loan B 6.522% (1 Month LIBOR + 4.00%), due 5/15/23 (Canada)	2,194,649	2,073,944
Prestige Brands, Inc. Term Loan B4 4.522% (1 Month LIBOR + 2.00%), due 1/26/24	583,633	559,193

		2,633,137

Insurance 0.2%
MPH Acquisition Holdings LLC 2016 Term Loan B 5.553% (3 Month LIBOR + 2.75%), due 6/7/23	1,214,697	1,141,208

Media 0.3%
Nielsen Finance LLC Term Loan B4 4.387% (1 Month LIBOR + 2.00%), due 10/4/23	315,200	304,562
Virgin Media Bristol LLC 2017 Term Loan 4.955% (1 Month LIBOR + 2.50%), due 1/15/26	1,300,000	1,229,800

		1,534,362

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Packaging & Containers 0.2%
Albea Beauty Holdings SA (France) (i)
2018 Term Loan B2 5.803% (6 Month LIBOR + 3.00%), due 4/22/24	$821,700	$774,452
2018 Term Loan B2 5.887% (3 Month LIBOR + 3.00%), due 4/22/24	2,075	1,956

		776,408

Software 0.2%
First Data Corp. 2024 Term Loan 4.504% (1 Month LIBOR + 2.00%), due 4/26/24	922,931	879,861

Telecommunications 0.4%
Level 3 Financing, Inc. 2017 Term Loan B 4.754% (1 Month LIBOR + 2.25%), due 2/22/24	2,065,000	1,946,262

Transportation 0.1%
XPO Logistics, Inc. 2018 Term Loan B 4.509% (3 Month LIBOR + 2.00%), due 2/24/25	565,000	538,869

Total Loan Assignments (Cost $27,162,631)		25,835,368

Mortgage-Backed Securities 1.1%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.9%
Bayview Commercial Asset Trust Series 2006-4A, Class A1 2.545% (1 Month LIBOR + 0.23%), due 12/25/36 (a)(b)	60,203	57,880
BX Commercial Mortgage Trust Series 2018-IND, Class A 3.205% (1 Month LIBOR + 0.75%), due 11/15/35 (a)(b)(f)	973,547	967,462
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates K085, Class A2 4.06%, due 10/25/28 (j)	945,000	995,211
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	457,176	473,510

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wells Fargo Commercial Mortgage Trust (a)(k)
Series 2018-1745, Class A 3.749%, due 6/15/36	$1,150,000	$1,162,019
Series 2018-AUS, Class A 4.058%, due 7/17/36	1,150,000	1,167,899

		4,823,981

Residential Mortgage (Collateralized Mortgage Obligation) 0.0%‡
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 3.06% (1 Year Treasury Constant Maturity Rate + 0.47%), due 2/25/42 (a)(b)(f)(h)(i)	246,458	229,645

Whole Loan Collateral (Collateralized Mortgage Obligation) 0.2%
American Tower Trust I Series 2013, Class 2A 3.07%, due 3/15/48 (a)	825,000	812,492

Total Mortgage-Backed Securities (Cost $5,826,043)		5,866,118

U.S. Government & Federal Agencies 11.7%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 2.4%
3.00%, due 12/1/47	2,534,249	2,471,054
3.50%, due 2/1/48	4,405,366	4,405,194
4.50%, due 11/1/48	3,780,652	3,933,935
5.00%, due 12/1/44	1,803,875	1,908,778

		12,718,961

Federal National Mortgage Association (Mortgage Pass-Through Securities) 2.3%
4.00%, due 4/1/48	6,257,375	6,401,564
4.00%, due 5/1/48 TBA (l)	2,000,000	2,038,750
4.50%, due 7/1/48	3,625,037	3,756,385
6.00%, due 4/1/37	12,982	13,585

		12,210,284

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.6%
3.50%, due 8/20/47	3,140,776	3,161,636

United States Treasury Bonds 2.1%
2.75%, due 11/15/47	900,000	851,590
3.00%, due 8/15/48	3,385,000	3,369,000
4.375%, due 11/15/39	5,885,000	7,215,102

		11,435,692

United States Treasury Notes 4.0%
1.75%, due 5/15/23	2,590,000	2,509,670
2.75%, due 4/30/23	4,050,000	4,091,607
2.875%, due 10/31/20	2,000,000	2,012,500

18	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
United States Treasury Notes (continued)
2.875%, due 10/31/23	$7,810,000	$7,939,963
3.125%, due 11/15/28	5,055,000	5,243,378

		21,797,118

United States Treasury Inflation—Indexed Note 0.3%
0.75%, due 7/15/28 (m)	1,637,009	1,602,286

Total U.S. Government & Federal Agencies (Cost $61,785,627)		62,925,977

Total Long-Term Bonds (Cost $287,188,957)		282,270,384

	Shares
Common Stocks 42.1%
Aerospace & Defense 0.7%
BAE Systems PLC (United Kingdom)	379,896	2,223,517
Lockheed Martin Corp.	6,227	1,630,478

		3,853,995

Air Freight & Logistics 0.6%
Deutsche Post A.G., Registered (Germany)	64,428	1,764,997
United Parcel Service, Inc., Class B	15,352	1,497,281

		3,262,278

Auto Components 0.2%
Cie Generale des Etablissements Michelin SCA (France)	13,433	1,334,387

Banks 2.1%
BB&T Corp.	28,997	1,256,150
Commonwealth Bank of Australia (Australia)	26,605	1,356,533
Lloyds Banking Group PLC (United Kingdom)	2,491,962	1,646,888
People’s United Financial, Inc.	85,836	1,238,614
Royal Bank of Canada (Canada)	23,281	1,593,449
Svenska Handelsbanken A.B., Class A (Sweden)	141,577	1,570,247
Wells Fargo & Co.	26,256	1,209,876
Westpac Banking Corp. (Australia)	93,687	1,652,350

		11,524,107

Beverages 0.9%
Coca-Cola Co.	35,590	1,685,186
Diageo PLC (United Kingdom)	36,550	1,302,096
PepsiCo., Inc.	16,137	1,782,816

		4,770,098

Biotechnology 0.3%
AbbVie, Inc.	18,754	1,728,931

	Shares	Value
Capital Markets 1.0%
BlackRock, Inc.	3,446	$1,353,658
CME Group, Inc.	7,938	1,493,296
Macquarie Group, Ltd. (Australia)	16,317	1,248,701
Singapore Exchange, Ltd. (Singapore)	243,022	1,274,887

		5,370,542

Chemicals 1.2%
BASF S.E. (Germany)	26,780	1,853,264
DowDuPont, Inc.	25,995	1,390,212
LyondellBasell Industries N.V., Class A	14,742	1,225,945
Nutrien, Ltd. (Canada)	39,516	1,857,252

		6,326,673

Commercial Services & Supplies 0.0%‡
Quad/Graphics, Inc.	6	74

Communications Equipment 0.6%
Cisco Systems, Inc.	75,455	3,269,465

Construction & Engineering 0.3%
Vinci S.A. (France)	21,459	1,770,730

Diversified Telecommunication Services 3.7%
AT&T, Inc.	114,274	3,261,380
BCE, Inc. (Canada)	99,169	3,917,510
CenturyLink, Inc.	87,144	1,320,231
Deutsche Telekom A.G., Registered (Germany)	211,276	3,587,469
Singapore Telecommunications, Ltd. (Singapore)	551,496	1,185,604
TELUS Corp. (Canada)	69,325	2,297,800
Verizon Communications, Inc.	73,798	4,148,923

		19,718,917

Electric Utilities 4.4%
American Electric Power Co., Inc.	26,431	1,975,453
Duke Energy Corp.	48,762	4,208,161
Entergy Corp.	35,677	3,070,719
FirstEnergy Corp.	62,196	2,335,460
PPL Corp.	86,098	2,439,156
Red Electrica Corp. S.A. (Spain)	112,791	2,519,344
Southern Co.	37,597	1,651,260
SSE PLC (United Kingdom)	105,812	1,458,597
Terna Rete Elettrica Nazionale S.p.A. (Italy)	682,592	3,873,640

		23,531,790

Electrical Equipment 0.7%
Eaton Corp. PLC	38,033	2,611,346
Emerson Electric Co.	22,593	1,349,932

		3,961,278

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts 1.9%
Iron Mountain, Inc.	79,834	$2,587,420
Public Storage	7,153	1,447,839
Unibail-Rodamco-Westfield (France) (n)	14,393	2,232,851
Welltower, Inc.	54,083	3,753,901

		10,022,011

Food Products 1.0%
Kraft Heinz Co.	27,478	1,182,653
Nestle S.A., Registered (Switzerland)	29,222	2,372,485
Orkla ASA (Norway)	254,603	2,003,492

		5,558,630

Gas Utilities 0.3%
Naturgy Energy Group S.A. (Spain)	68,651	1,750,902

Health Care Providers & Services 0.1%
Sonic Healthcare, Ltd. (Australia)	48,410	753,897

Hotels, Restaurants & Leisure 0.8%
Las Vegas Sands Corp.	32,188	1,675,386
McDonald’s Corp.	14,316	2,542,092

		4,217,478

Household Durables 0.3%
Leggett & Platt, Inc.	42,743	1,531,909

Household Products 0.7%
Kimberly-Clark Corp.	18,231	2,077,240
Procter & Gamble Co.	20,586	1,892,265

		3,969,505

Industrial Conglomerates 0.3%
Siemens A.G., Registered (Germany)	12,997	1,450,116

Insurance 3.5%
Allianz S.E., Registered (Germany)	19,191	3,850,993
Arthur J. Gallagher & Co.	19,191	1,414,377
Assicurazioni Generali S.p.A. (Italy)	119,034	1,991,194
AXA S.A. (France)	176,121	3,805,367
MetLife, Inc.	54,781	2,249,308
Muenchener Rueckversicherungs-Gesellschaft A.G., Registered (Germany)	18,929	4,132,628
SCOR S.E. (France)	34,543	1,559,358

		19,003,225

Media 0.0%‡
ION Media Networks, Inc. (f)(h)(i)(o)	8	4,954

Multi-Utilities 1.8%
Ameren Corp.	29,397	1,917,566
Dominion Energy, Inc.	40,126	2,867,404

	Shares	Value
Multi-Utilities (continued)
National Grid PLC (United Kingdom)	299,206	$2,914,413
WEC Energy Group, Inc.	27,041	1,872,860

		9,572,243

Oil, Gas & Consumable Fuels 4.2%
Chevron Corp.	12,910	1,404,479
Enterprise Products Partners, L.P.	110,087	2,707,039
Exxon Mobil Corp.	36,463	2,486,412
Magellan Midstream Partners, L.P.	31,141	1,776,905
Occidental Petroleum Corp.	42,133	2,586,124
Pembina Pipeline Corp. (Canada)	68,546	2,033,987
Royal Dutch Shell PLC, Class A, Sponsored ADR (Netherlands)	60,975	3,553,013
Snam S.p.A. (Italy)	567,271	2,482,161
TOTAL S.A. (France)	70,221	3,715,444

		22,745,564

Personal Products 0.5%
Unilever PLC (United Kingdom)	51,306	2,686,738

Pharmaceuticals 4.3%
AstraZeneca PLC, Sponsored ADR (United Kingdom)	107,382	4,078,368
GlaxoSmithKline PLC (United Kingdom)	187,025	3,554,753
Johnson & Johnson	12,910	1,666,036
Merck & Co., Inc.	33,779	2,581,053
Novartis A.G., Registered (Switzerland)	33,307	2,847,818
Pfizer, Inc.	80,428	3,510,682
Roche Holding A.G. (Switzerland)	11,128	2,755,677
Sanofi (France)	22,331	1,935,817

		22,930,204

Semiconductors & Semiconductor Equipment 1.6%
Broadcom, Inc.	4,792	1,218,510
Intel Corp.	34,805	1,633,399
QUALCOMM, Inc.	26,169	1,489,278
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	34,718	1,281,441
Texas Instruments, Inc.	29,113	2,751,178

		8,373,806

Software 0.6%
Micro Focus International PLC (United Kingdom)	67,866	1,196,322
Microsoft Corp.	18,493	1,878,334

		3,074,656

Textiles, Apparel & Luxury Goods 0.2%
Hanesbrands, Inc.	91,853	1,150,918

Tobacco 2.1%
Altria Group, Inc.	66,558	3,287,300
British American Tobacco PLC (United Kingdom)	51,641	1,645,540

20	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Tobacco (continued)
British American Tobacco PLC, Sponsored ADR (United Kingdom)	24,599	$783,724
Imperial Brands PLC (United Kingdom)	110,784	3,356,449
Philip Morris International, Inc.	36,811	2,457,502

		11,530,515

Wireless Telecommunication Services 1.2%
Rogers Communications, Inc., Class B (Canada)	53,749	2,754,381
Vodafone Group PLC (United Kingdom)	1,812,189	3,531,708

		6,286,089

Total Common Stocks (Cost $229,475,622)		227,036,625

Short-Term Investments 3.9%
Affiliated Investment Company 3.8%
MainStay U.S. Government Liquidity Fund, 2.18% (p)	20,625,483	20,625,483

Total Affiliated Investment Company (Cost $20,625,483)		20,625,483

	Principal Amount
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.50%, dated 12/31/18 due 1/2/19 Proceeds at Maturity $253,191 (Collateralized by a United States Treasury Note with a rate of 2.625% and a maturity date of 12/31/25, with a Principal Amount of $260,000 and a Market Value of $260,000)	$253,184	253,184

Total Repurchase Agreement (Cost $253,184)		253,184

Total Short-Term Investments (Cost $20,878,667)		20,878,667

Total Investments (Cost $537,543,246)	98.3%	530,185,676
Other Assets, Less Liabilities	1.7	9,296,500
Net Assets	100.0%	$539,482,176

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2018.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2018.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)

All or a portion of this security was held on loan. As of December 31, 2018, the market value of securities loaned was $462,306 and the Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $473,505 (See Note 2(M)).

(f)

Illiquid security—As of December 31, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $1,943,610, which represented 0.4% of the Portfolio’s net assets. (Unaudited)

(g)	Step coupon—Rate shown was the rate in effect as of December 31, 2018.

(h)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, the total market value of fair valued securities was $270,095, which represented 0.1% of the Portfolio’s net assets.

(i)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(j)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(k)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2018.

(l)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2018, the total net market value of these securities was $2,038,750, which represented 0.4% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(m)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.

(n)	Non-income producing security.

(o)	Restricted security.

(p)	Current yield as of December 31, 2018.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2018 (continued)

Foreign Currency Forward Contracts

As of December 31, 2018, the Portfolio held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

EUR	9,735,000	USD	11,093,772	JPMorgan Chase Bank N.A.	2/1/19	$87,081
GBP	2,190,000	USD	2,769,737	JPMorgan Chase Bank N.A.	2/1/19	25,645
JPY	2,059,000,000	USD	18,410,887	JPMorgan Chase Bank N.A.	2/1/19	412,139
USD	6,209,001	CAD	8,140,000	JPMorgan Chase Bank N.A.	2/1/19	241,960
USD	17,380,073	GBP	13,575,000	JPMorgan Chase Bank N.A.	2/1/19	52,536
Total unrealized appreciation						819,361
USD	31,792,908	EUR	27,735,000	JPMorgan Chase Bank N.A.	2/1/19	(61,326)
Total unrealized depreciation						(61,326)
Net unrealized appreciation						$758,035

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Futures Contracts

As of December 31, 2018, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	16	March 2019	$3,374,578	$3,397,000	$22,422
5-Year United States Treasury Note	135	March 2019	15,246,973	15,482,813	235,840
10-Year United States Treasury Note	297	March 2019	35,380,805	36,238,641	857,836
10-Year United States Treasury Ultra Note	(23)	March 2019	(2,900,823)	(2,991,797)	(90,974)
Nikkei 225	210	March 2019	20,377,037	18,982,482	(1,394,555)
S&P 500 Index Mini	415	March 2019	54,779,859	51,982,900	(2,796,959)
United States Treasury Bond	5	March 2019	724,387	730,000	5,613
United States Treasury Ultra Bond	126	March 2019	19,211,361	20,242,687	1,031,326

			$146,194,177	$144,064,726	$(2,129,451)

1.	As of December 31, 2018, cash in the amount of $4,614,942 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2018.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

JPY—Japanese Yen

LIBOR—London Interbank Offered Rate

USD—United States Dollar

22	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets and liabilities:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$3,954,118	$—	$3,954,118
Corporate Bonds	—	182,918,857	—	182,918,857
Foreign Bonds	—	769,946	—	769,946
Loan Assignments (b)	—	25,058,960	776,408	25,835,368
Mortgage-Backed Securities (c)	—	5,636,473	229,645	5,866,118
U.S. Government & Federal Agencies	—	62,925,977	—	62,925,977

Total Long-Term Bonds	—	281,264,331	1,006,053	282,270,384

Common Stocks (d)	227,031,671	—	4,954	227,036,625
Short-Term Investments
Affiliated Investment Company	20,625,483	—	—	20,625,483
Repurchase Agreement	—	253,184	—	253,184

Total Short-Term Investments	20,625,483	253,184	—	20,878,667

Total Investments in Securities	247,657,154	281,517,515	1,011,007	530,185,676

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	819,361	—	819,361
Futures Contracts (e)	2,153,037	—	—	2,153,037

Total Other Financial Instruments	2,153,037	819,361	—	2,972,398

Total Investments in Securities and Other Financial Instruments	$249,810,191	$282,336,876	$1,011,007	$533,158,074

Liability Valuation Inputs
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$—	$(61,326)	$—	$(61,326)
Futures Contracts (e)	(4,282,488)	—	—	(4,282,488)

Total Other Financial Instruments	$(4,282,488)	$(61,326)	$—	$(4,343,814)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $776,408 is held in Packaging & Containers within the Loan Assignments section of the Portfolio of Investments.

(c)	The Level 3 security valued at $229,645 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $4,954 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2018 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2018 (b)
Long-Term Bonds
Loan Assignments
Commercial Services	$478,782	$—	$—	$(2,382)	$—	$(476,400)	$—	$—	$—	$—
Electrical Components & Equipment	749,925	—	—	—	—	—	—	(749,925)	—	—
Healthcare, Education & Childcare	588,000	—	—	—	—	—	—	(588,000)	—	—
Iron & Steel	958,272	(270)	1,767	(3,887)	—	(955,882)	—	—	—	—
Packaging & Containers	—	121	7	(46,458)	828,963	(6,225)	—	—	776,408	(46,458)
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)	247,534	—	—	9,601	—	(27,490)	—	—	229,645	9,601
Common Stocks
Media	5,429	—	—	(475)	—	—	—	—	4,954	(475)

Total	$3,027,942	$(149)	$1,774	$(43,601)	$828,963	$(1,465,997)	$—	$(1,337,925)	$1,011,007	$(37,332)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

As of December 31, 2018, loan assignments with a market value of $1,337,925 transferred from Level 3 to Level 2 as the fair value obtained from an independent pricing service, utilized significant other observable inputs. As of December 31, 2017, the fair value obtained for these loan assignments, as determined by an independent pricing service, utilized significant unobservable inputs.

24	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $516,917,763) including securities on loan of $462,306	$509,560,193
Investment in affiliated investment company, at value (identified cost $20,625,483)	20,625,483
Cash collateral on deposit at broker for futures contracts	4,614,942
Cash denominated in foreign currencies (identified cost $121,266)	121,782
Cash	8,184
Receivables:
Investment securities sold	6,281,864
Dividends and interest	3,592,552
Variation margin on futures contracts	526,359
Fund shares sold	135,415
Securities lending income	4,982
Unrealized appreciation on foreign currency forward contracts	819,361

Total assets	546,291,117

Liabilities
Payables:
Investment securities purchased	5,934,960
Fund shares redeemed	285,361
Manager (See Note 3)	265,694
NYLIFE Distributors (See Note 3)	78,069
Professional fees	50,788
Shareholder communication	35,843
Custodian	27,893
Trustees	630
Accrued expenses	5,004
Interest expense and fees payable	63,373
Unrealized depreciation on foreign currency forward contracts	61,326

Total liabilities	6,808,941

Net assets	$539,482,176

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$35,617
Additional paid-in capital	543,428,740

543,464,357
Total distributable earnings (loss)(1)	(3,982,181)

Net assets	$539,482,176

Initial Class
Net assets applicable to outstanding shares	$178,608,037

Shares of beneficial interest outstanding	11,730,091

Net asset value per share outstanding	$15.23

Service Class
Net assets applicable to outstanding shares	$360,874,139

Shares of beneficial interest outstanding	23,886,634

Net asset value per share outstanding	$15.11

(1)	See Note 11.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Interest (a)	$11,813,333
Dividends-unaffiliated (b)	10,527,453
Dividends-affiliated	256,490
Securities lending	76,150

Total income	22,673,426

Expenses
Manager (See Note 3)	3,399,414
Distribution/Service—Service Class (See Note 3)	1,005,728
Professional fees	115,087
Shareholder communication	92,294
Custodian	48,612
Trustees	13,246
Interest expense	12,136
Miscellaneous	33,775

Total expenses	4,720,292

Net investment income (loss)	17,953,134

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	3,411,896
Futures transactions	(3,647,674)
Foreign currency forward transactions	2,405,138
Foreign currency transactions	(106,676)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	2,062,684

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(51,399,788)
Futures contracts	(2,250,020)
Foreign currency forward contracts	1,577,782
Translation of other assets and liabilities in foreign currencies	13,157

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(52,058,869)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(49,996,185)

Net increase (decrease) in net assets resulting from operations	$(32,043,051)

(a)	Interest recorded net of foreign withholding taxes in the amount of $148.

(b)	Dividends recorded net of foreign withholding taxes in the amount of $639,686.

26	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,953,134	$16,541,048
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	2,062,684	33,645,098
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts and foreign currency transactions	(52,058,869)	19,565,162

Net increase (decrease) in net assets resulting from operations	(32,043,051)	69,751,308

Distributions to shareholders(1):
Initial Class	(13,810,543)
Service Class	(27,695,573)

	(41,506,116)

Dividends to shareholders from net investment income:
Initial Class		(6,473,138)
Service Class		(11,725,551)

		(18,198,689)

Distributions to shareholders from net realized gain on investments:
Initial Class		(1,083,887)
Service Class		(1,963,370)

		(3,047,257)

Total dividends and distributions to shareholders	(41,506,116)	(21,245,946)

Capital share transactions:
Net proceeds from sale of shares	44,187,935	75,906,267
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	41,506,116	21,245,946
Cost of shares redeemed	(105,059,494)	(77,068,122)

Increase (decrease) in net assets derived from capital share transactions	(19,365,443)	20,084,091

Net increase (decrease) in net assets	(92,914,610)	68,589,453

Net Assets
Beginning of year	632,396,786	563,807,333

End of year(2)	$539,482,176	$632,396,786

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 11).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $819,745 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated (See Note 11). See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018		2017	2016	2015	2014

Net asset value at beginning of year	$17.29		$15.94	$15.31	$17.30	$17.70

Net investment income (loss) (a)	0.53		0.49	0.54	0.64	0.80

Net realized and unrealized gain (loss) on investments	(1.49)		1.62	0.72	(1.36)	0.36

Net realized and unrealized gain (loss) on foreign currency transactions	0.11		(0.14)	0.14	0.14	0.23

Total from investment operations	(0.85)		1.97	1.40	(0.58)	1.39

Less dividends and distributions:

From net investment income	(0.46)		(0.54)	(0.68)	(0.80)	(1.04)

From net realized gain on investments	(0.75)		(0.08)	(0.09)	(0.61)	(0.75)

Total dividends and distributions	(1.21)		(0.62)	(0.77)	(1.41)	(1.79)

Net asset value at end of year	$15.23		$17.29	$15.94	$15.31	$17.30

Total investment return (b)	(5.21%)		12.53%	9.30%	(3.50%)	8.10%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.18%		2.91%	3.47%	3.79%	4.44%

Net expenses (c)	0.62%		0.62%	0.63%	0.63%	0.63%

Interest expense and fees	0.00	% (d)	0.01%	—	—	—

Portfolio turnover rate	50	% (e)	26%	28%	35%	13%

Net assets at end of year (in 000’s)	$178,608		$207,056	$202,450	$206,198	$234,670

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Less than 0.01%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 39% for the year ended December 31, 2018.

	Year ended December 31,

Service Class	2018		2017	2016	2015	2014

Net asset value at beginning of year	$17.17		$15.83	$15.21	$17.20	$17.57

Net investment income (loss) (a)	0.48		0.44	0.50	0.59	0.74

Net realized and unrealized gain (loss) on investments	(1.48)		1.62	0.72	(1.35)	0.38

Net realized and unrealized gain (loss) on foreign currency transactions	0.11		(0.14)	0.14	0.14	0.23

Total from investment operations	(0.89)		1.92	1.36	(0.62)	1.35

Less dividends and distributions:

From net investment income	(0.42)		(0.50)	(0.65)	(0.76)	(0.97)

From net realized gain on investments	(0.75)		(0.08)	(0.09)	(0.61)	(0.75)

Total dividends and distributions	(1.17)		(0.58)	(0.74)	(1.37)	(1.72)

Net asset value at end of year	$15.11		$17.17	$15.83	$15.21	$17.20

Total investment return (b)	(5.45%)		12.25%	9.03%	(3.74%)	7.83%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.93%		2.65%	3.20%	3.54%	4.12%

Net expenses (including interest expense and fees) (c)	0.87%		0.87%	0.88%	0.88%	0.88%

Interest expense and fees	0.00	% (d)	0.01%	—	—	—

Portfolio turnover rate	50	% (e)	26%	28%	35%	13%

Net assets at end of year (in 000’s)	$360,874		$425,340	$361,357	$309,350	$284,391

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Less than 0.01%.
(e)	The portfolio turnover rate not including mortgage dollar rolls were 39% for the year ended December 31, 2018.

28	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Income Builder Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

29

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation

30	MainStay VP Income Builder Portfolio

techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisors determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisors may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net

31

Notes to Financial Statements (continued)

unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures

32	MainStay VP Income Builder Portfolio

contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio may also use equity index futures contracts to increase the equity sensitivity to the Portfolio. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2018, open futures contracts are shown in the Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of December 31, 2018, all open forward currency contracts are shown in the Portfolio of Investments.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example,

33

Notes to Financial Statements (continued)

the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2018, the Portfolio did not hold any unfunded commitments.

(M)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio had securities on loan with a value of $462,306 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $473,505.

(N)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolios to a counterparty from whom the Portfolio simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(O)  Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in high-yield debt securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

34	MainStay VP Income Builder Portfolio

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(P)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Q)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Portfolio. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$—	$—	$2,153,037	$2,153,037
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	819,361	—	—	819,361

Total Fair Value		$819,361	$—	$2,153,037	$2,972,398

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$—	$(4,191,514)	$(90,974)	$(4,282,488)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(61,326)	—	—	(61,326)

Total Fair Value		$(61,326)	$(4,191,514)	$(90,974)	$(4,343,814)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

35

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(1,336,979)	$(2,310,695)	$(3,647,674)
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	2,405,138	—	—	2,405,138

Total Realized Gain (Loss)		$2,405,138	$(1,336,979)	$(2,310,695)	$(1,242,536)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(4,423,860)	$2,173,840	$(2,250,020)
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	1,577,782	—	—	1,577,782

Total Change in Unrealized Appreciation (Depreciation)		$1,577,782	$(4,423,860)	$2,173,840	$(672,238)

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts Long	$—	$100,568,425	$68,699,532	$169,267,957
Futures Contracts Short	$—	$—	$(19,042,852)	$(19,042,852)
Forward Contracts Long	$41,419,546	$—	$—	$41,419,546
Forward Contracts Short	$(81,875,368)	$—	$—	$(81,875,368)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Pursuant to the terms of Amended and Restated

Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. Asset allocation decisions for the Portfolio are made by a committee chaired by MacKay Shields in collaboration with New York Life Investments. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.57% up to $1 billion and 0.55% in excess of $1 billion. During the year ended December 31, 2018, the effective management fee rate was 0.57%.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $3,399,414.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments.

36	MainStay VP Income Builder Portfolio

These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$170,676	$(150,051)	$—	$—	$20,625	$256	$—	20,625

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$538,220,018	$24,229,110	$(32,462,442)	$(8,233,332)

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$6,535,991	$(2,517,159)	$4,193	$(8,005,206)	$(3,982,181)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals, mark to market on foreign currency forward contracts, mark to market of futures contracts, partnerships and straddle losses deferred. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $2,317,694, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$2,318	$ —

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$19,896,282	$21,609,834	$21,245,946	$ —

37

Notes to Financial Statements (continued)

Note 5–Restricted Securities

Restricted securities are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

Security	Date of Acquisition	Shares	Cost	12/31/18 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/11/14	8	$13	$4,954	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of U.S. government securities were $144,788 and $95,678, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $133,544 and $222,363, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	300,882	$5,010,909
Shares issued to shareholders in reinvestment of dividends and distributions	858,893	13,810,543
Shares redeemed	(1,402,756)	(23,271,546)

Net increase (decrease)	(242,981)	$(4,450,094)

Year ended December 31, 2017:
Shares sold	370,774	$6,169,091
Shares issued to shareholders in reinvestment of dividends and distributions	452,531	7,557,025
Shares redeemed	(1,548,361)	(25,938,117)

Net increase (decrease)	(725,056)	$(12,212,001)

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	2,355,913	$39,177,026
Shares issued to shareholders in reinvestment of dividends and distributions	1,735,492	27,695,573
Shares redeemed	(4,981,260)	(81,787,948)

Net increase (decrease)	(889,855)	$(14,915,349)

Year ended December 31, 2017:
Shares sold	4,202,996	$69,737,176
Shares issued to shareholders in reinvestment of dividends and distributions	825,439	13,688,921
Shares redeemed	(3,076,815)	(51,130,005)

Net increase (decrease)	1,951,620	$32,296,092

Note 11–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment

38	MainStay VP Income Builder Portfolio

companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after

December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Income Builder Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Income Builder Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

40	MainStay VP Income Builder Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Income Builder Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and each of MacKay Shields LLC (“MacKay Shields”) and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Portfolio (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement / Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments, MacKay Shields and Epoch in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, MacKay Shields and/or Epoch (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments, MacKay Shields and Epoch in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments, MacKay Shields and Epoch personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, MacKay Shields and Epoch; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments, MacKay Shields and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay Shields and Epoch from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, MacKay Shields and Epoch. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments, MacKay Sheilds and Epoch. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

knowledge of New York Life Investments, MacKay Shields and Epoch resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments, MacKay Shields and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and Epoch and ongoing analysis of, and interactions with, MacKay Shields and Epoch with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ and Epoch’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields and Epoch provide to the Portfolio. The Board evaluated MacKay Shields’ and Epoch’s experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ and Epoch’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields and Epoch, and MacKay Shields’ and Epoch’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments, MacKay Shields and Epoch believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged MacKay Shields’ and Epoch’s continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields and Epoch. The Board reviewed MacKay Shields’ and Epoch’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’, MacKay Shields’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared

42	MainStay VP Income Builder Portfolio

to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, MacKay Shields or Epoch had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments, MacKay Shields and Epoch to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, MacKay Shields and Epoch

The Board considered the costs of the services provided by New York Life Investments, MacKay Shields and Epoch under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, and Epoch due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate. The Board considered that Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and that these fees are paid by New York Life Investments, not the Portfolio. On this basis, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, MacKay Shields and Epoch and profits realized by New York Life Investments and its affiliates, including MacKay Shields, and Epoch, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments, MacKay Shields and Epoch and acknowledged that New York Life Investments, MacKay Shields and Epoch must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, MacKay Shields and Epoch to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on fees paid to Epoch by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields and Epoch are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, MacKay Shields and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

44	MainStay VP Income Builder Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

45

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

46	MainStay VP Income Builder Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

47

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay VP Income Builder Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

49

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

† Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802542	MSVPIB11-02/19 (NYLIAC) NI522

MainStay VP Bond Portfolio

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]

Initial Class Shares	1/23/1984	–1.00%	2.45%	3.76%	0.52%
Service Class Shares	6/4/2003	–1.25	2.20	3.50	0.77

Benchmark Performance	One Year	Five Years	Ten Years

Bloomberg Barclays U.S. Aggregate Bond Index[2]	0.01%	2.52%	3.48%
Morningstar Intermediate-Term Bond Category Average[3]	–0.50	2.27	4.31

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

2.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities

(agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.

The Morningstar Intermediate-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 3.5 to 6.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,011.10	$2.74	$1,022.48	$2.75	0.54%

Service Class Shares	$1,000.00	$1,009.80	$4.00	$1,021.22	$4.02	0.79%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Bond Portfolio

Portfolio Composition as of December 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of December 31, 2018 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–7.50%, due 4/1/20–12/1/48

2.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–7.00%, due 7/15/31–8/20/48

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–7.00%, due 12/1/20–10/1/48

4.	United States Treasury Notes, 2.625%–3.125%, due 10/31/20–11/15/28

5.	United States Treasury Bonds, 3.00%–4.25%, due 5/15/39–8/15/48
6.	Federal Home Loan Mortgage Corporation, 1.25%–6.25%, due 1/25/19–7/15/32

7.	Federal Home Loan Bank, 2.30%–3.25%, due 1/26/21–11/16/28

8.	Federal National Mortgage Association, 1.25%–6.25%, due 7/26/19–5/15/29

9.	Morgan Stanley Bank of America Merrill Lynch Trust, 3.175%–4.259%, due 10/15/46–9/15/49

10.	GS Mortgage Securities Trust, 3.143%–4.018%, due 6/10/47–10/10/49

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Kenneth Sommer and AJ Rzad, CFA of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP Bond Portfolio returned –1.00% for Initial Class shares and –1.25% for Service Class shares. Over the same period, both share classes underperformed the 0.01% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s broad-based securities-market index, and the –0.50% return of the Morningstar Intermediate-Term Bond Category Average.2

What factors affected the Portfolio’s performance relative to its primary benchmark during the reporting period?

The Portfolio had overweight positions in the corporate, asset-backed securities and commercial mortgage-backed securities sectors throughout the reporting period. The asset-backed securities sector was the best-performing sector in 2018. In the asset-backed securities sector, the Portfolio’s overweight position in Aaa3 collateralized loan obligations added the most to the Portfolio’s relative performance. During the first half of the reporting period, mortgage-backed securities underperformed asset-backed securities and commercial mortgage-backed securities. The Portfolio’s underweight position in mortgage-backed securities relative to the Bloomberg Barclays U.S. Aggregate Bond Index added to relative performance during this portion of the reporting period. Throughout the reporting period, the Portfolio’s negative excess return4 relative to the Bloomberg Barclays U.S. Aggregate Bond Index was driven by the Portfolio’s overweight position in U.S. corporate bonds, particularly the banking subsector.

Were there any changes to the Portfolio during the reporting period?

Effective May 4, 2018, AJ Rzad was added as a portfolio manager of the Portfolio and Donald Serek no longer served as a portfolio manager of the Portfolio. Thomas J. Girard served as a portfolio manager of the Portfolio until June 2018. For more information, please see the supplement dated May 21, 2018.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the Portfolio’s use of derivatives was limited to interest-rate derivatives that were used to keep the duration of the Portfolio in line with the Subadvisor’s target. The interest-rate derivatives had a negative impact on performance during the reporting period.

What was the Portfolio’s duration5 strategy during the reporting period?

The Portfolio maintained a duration close to that of the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period. There were several occasions during which the duration of the Portfolio was longer than that of the benchmark. This strategy had a negative impact on the Portfolio’s performance. There was one occasion toward the latter part of the third quarter of 2018 when the duration of the Portfolio was shorter than the duration of the benchmark. This strategy had a slightly positive impact on the Portfolio’s performance. As of December 31, 2018, the Portfolio had a duration of 5.74 years, compared to a duration of 5.73 years for the Bloomberg Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

During the reporting period, the Portfolio maintained overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in corporate bonds, commercial mortgage-backed securities and asset-backed securities. During the first half of the reporting period, investment-grade corporate bond yields moved higher, driven by an active new-issue calendar and an increase in market volatility. We increased the Portfolio’s overweight position in the corporate sector to take advantage of the higher yields. During the second half of the reporting period, we reduced the Portfolio’s overweight position in the corporate sector. The decrease was driven by the sector’s deteriorating supply/demand outlook and several weakening macroeconomic factors. These factors included a significant drop in the price of oil, political dysfunction in Washington and uncertainty regarding the Federal Reserve’s evolving monetary policy. Toward the middle of the reporting period, we decreased the degree to which the Portfolio was underweight relative to the Bloomberg Barclays U.S. Aggregate Bond Index in the mortgage-backed securities sector. Our outlook toward mortgage-backed securities has changed from unfavorable to neutral. Low volatility and diminished prepayment risk have helped the asset class perform better than expected. We believe that these factors could remain in place for the foreseeable future. Throughout the reporting period, we added to the

1.	See footnote on page 5 for more information on the Bloomberg Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 5 for more information on the Morningstar Intermediate-Term Bond Category Average
3.

Obligations rated ‘Aaa’ by Moody’s Investors Service are judged by Moody’s to be of the highest quality, with minimal risk. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

4.

The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.

5.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP Bond Portfolio

Portfolio’s overweight position in asset-backed securities and commercial mortgage-backed securities. We continued to favor the sector because we believed that it offered favorable yield dynamics and superior credit quality.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

During the reporting period, the Portfolio’s position in Aaa-rated collateralized loan obligations made a strong contribution and had the greatest positive impact on the Portfolio’s absolute performance. (Contributions take weightings and total returns into account.) An overweight position in the U.S. government agencies sector also added to the Portfolio’s absolute performance. In the corporate sector, the Portfolio’s overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in the financials and industrials subsectors detracted from absolute performance. During the reporting period, an underweight position relative to the Index in U.S. Treasury securities also detracted from the Portfolio’s absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio generally sought to purchase corporate bonds during periods of market weakness. As the market stabilized, the Portfolio sold corporate bonds to reduce its overweight position relative to the Bloomberg Barclays U.S. Aggregate Bond Index.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio had overweight allocations in the financials, industrials and utilities sectors. During the first half of the reporting period, the Portfolio’s overweight positions in financials and industrials were increased to take advantage of the solid earnings outlook and a favorable macroeconomic backdrop. The increase in overweight relative to the benchmark was primarily concentrated in the banking, basic and consumer non-cyclical subsectors. Toward the end of the reporting period, we reduced the Portfolio’s overweight position relative to the benchmark in corporate bonds. This reduction relative to the benchmark was primarily concentrated in the banking and consumer cyclical subsectors. We still have a favorable view toward the asset class but are concerned that negative supply/demand technicals could be detrimental to the Portfolio. Throughout the reporting period, we decreased the Portfolio’s weighting in U.S. Treasury securities to fund the Portfolio’s purchases of spread assets.6

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, the Portfolio was overweight relative to the Bloomberg Barclays U.S. Aggregate Bond Index in corporate bonds. Within the corporate sector, the Portfolio was overweight in financials, industrials and utilities as of the same date. At the end of the reporting period, the Portfolio also held overweight positions in asset-backed securities, commercial mortgage-backed securities and U.S. government agencies. As of December 31, 2018, the largest overweight allocation within spread assets was in the asset-backed securities sector.

As of December 31, 2018, the Portfolio held underweight positions in the sovereign, supranational and foreign agency sectors. As of the same date, the Portfolio maintained a duration that was approximately equal to the duration of the Bloomberg Barclays U.S. Aggregate Bond Index.

6.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread assets” refers to securities or asset classes that typically trade at a spread to comparable U.S. Treasury securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2018

	Principal Amount	Value
Long-Term Bonds 98.5%† Asset-Backed Securities 10.3%
Auto Floor Plan Asset-Backed Securities 0.1%
NextGear Floorplan Master Owner Trust Series 2017-2A, Class A2 2.56%, due 10/17/22 (a)	$600,000	$594,431

Automobile 1.0%
Ally Auto Receivables Trust Series 2018-3, Class A3 3.00%, due 1/17/23	1,283,000	1,281,947
GM Financial Automobile Leasing Trust Series 2018-2, Class A3 3.06%, due 6/21/21	1,273,000	1,271,088
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, due 3/25/20 (a)	1,700,000	1,696,067
OSCAR US Funding Trust Series 2018-2A, Class A3 3.39%, due 9/12/22 (a)	1,300,000	1,301,789
Volkswagen Auto Loan Enhanced Trust Series 2018-1, Class A3 3.02%, due 11/21/22	825,000	825,153

		6,376,044

Home Equity 0.1%
Chase Funding Trust Series 2002-2, Class 1A5 6.333%, due 4/25/32 (b)	124,599	126,045
Morgan Stanley Mortgage Loan Trust Series 2006-17XS, Class A3A 5.651%, due 10/25/46 (b)	1,005,845	482,611

		608,656

Other Asset-Backed Securities 9.1%
AIMCO CLO Series 2018-AA, Class A 3.312% (3 Month LIBOR + 1.02%), due 4/17/31 (a)(c)	2,100,000	2,048,712
Apidos CLO XXV Series 2016-25A, Class A1R 3.759% (3 Month LIBOR + 1.17%), due 10/20/31 (a)(c)	1,300,000	1,279,907
Apidos CLO XXI Series 2015-21A, Class A1R 3.263% (3 Month LIBOR + 0.93%), due 7/18/27 (a)(c)	2,200,000	2,182,965
Bain Capital Credit CLO Series 2016-2A, Class A 3.759% (3 Month LIBOR + 1.42%), due 1/15/29 (a)(c)	3,475,000	3,469,037

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Capital Automotive REIT Series 2017-1A, Class A1 3.87%, due 4/15/47 (a)	$2,163,333	$2,163,737
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class AR 3.577% (3 Month LIBOR + 1.23%), due 7/23/30 (a)(c)	2,600,000	2,571,223
Cedar Funding Ltd. Series 2017-8A, Class A1 3.586% (3 Month LIBOR + 1.25%), due 10/17/30 (a)(c)	250,000	246,459
Dewolf Park CLO, Ltd. Series 2017-1A, Class A 3.549% (3 Month LIBOR + 1.21%), due 10/15/30 (a)(c)	1,250,000	1,235,632
Dryden Senior Loan Fund (a)(c)
Series 2018-64A, Class A 3.251% (3 Month LIBOR + 0.97%), due 4/18/31	2,000,000	1,950,632
Series 2014-33A, Class AR 3.769% (3 Month LIBOR + 1.43%), due 10/15/28	700,000	699,999
Elara HGV Timeshare Issuer LLC Series 2017-A, Class A 2.69%, due 3/25/30 (a)	711,369	703,086
FOCUS Brands Funding LLC Series 2017-1A, Class A2I 3.857%, due 4/30/47 (a)	492,500	496,401
Galaxy XXII CLO, Ltd. Series 2016-22A, Class A1R 3.339% (3 Month LIBOR + 1.00%), due 7/16/28 (a)(c)	1,500,000	1,479,193
Galaxy XXVII CLO, Ltd. 2018-27A, Class A 3.339% (3 Month LIBOR + 1.02%), due 5/16/31 (a)(c)	1,000,000	975,033
Greenwood Park CLO, Ltd. Series 2018-1A, Class A1 3.185% (3 Month LIBOR + 1.03%), due 4/15/31 (a)(c)	750,000	737,629
Highbridge Loan Management, Ltd. Series 2016-6A, Class A1R 3.341% (3 Month LIBOR + 1.00%), due 2/5/31 (a)(c)	1,000,000	975,654
Hilton Grand Vacations Trust (a)
Series 2013-A, Class A 2.28%, due 1/25/26	520,562	518,213
Series 2018-AA, Class A 3.54%, due 2/25/32	1,810,118	1,816,047
HPS Loan Management, Ltd. Series 2011-A17, Class A 3.601% (3 Month LIBOR + 1.26%), due 5/6/30 (a)(c)	3,000,000	2,979,963

10	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
JPMorgan Mortgage Acquisition Corp. Series 2007-CH2, Class AF3 4.703%, due 10/25/30 (b)	$673,913	$490,418
Magnetite XVIII, Ltd. Series 2016-18A, Class AR 3.696% (3 Month LIBOR + 1.08%), due 11/15/28 (a)(c)	1,900,000	1,876,100
MVW Owner Trust Series 2014-1A, Class A 2.25%, due 9/22/31 (a)	326,131	320,892
Octagon Investment Partners, Ltd. 2015-1A, Class A1 3.189% (3 Month LIBOR + 0.85%), due 7/15/27 (a)(c)	1,506,000	1,479,957
Palmer Square Loan Funding, Ltd. Series 2018-4A, Class A1 3.15% (3 Month LIBOR + 0.90%), due 11/15/26 (a)(c)	1,200,000	1,188,757
Regatta VI Funding, Ltd. Series 2016-1A, Class AR 3.549% (3 Month LIBOR + 1.08%), due 7/20/28 (a)(c)	1,800,000	1,779,358
Sierra Receivables Funding Co. LLC (a)
Series 2018-2A, Class A 3.50%, due 6/20/35	1,017,393	1,025,602
Series 2018-3A, Class A 3.69%, due 9/20/35	541,864	550,413
Sofi Professional Loan Program Trust Series 2018-D, Class A1FX 3.12%, due 2/25/48 (a)	755,471	755,430
Sound Point CLO XVI, Ltd. Series 2017-2A, Class A 3.615% (3 Month LIBOR + 1.28%), due 7/25/30 (a)(c)	1,500,000	1,489,515
Taco Bell Funding, LLC Series 2018-1A, Class A2I 4.318%, due 11/25/48 (a)	2,000,000	2,024,680
THL Credit Wind River CLO, Ltd. (a)(c)
Series 2017-4A, Class A 3.472% (3 Month LIBOR + 1.15%), due 11/20/30	2,243,000	2,205,066
Series 2012-1A, Class AR 3.789% (3 Month LIBOR + 1.45%), due 1/15/26	2,500,000	2,499,965
TIAA CLO III, Ltd. Series 2017-2A, Class A 3.489% (3 Month LIBOR + 1.15%), due 1/16/31 (a)(c)	4,300,000	4,214,877

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Treman Park CLO, Ltd. Series 2015-1A, Class ARR 3.535% (3 Month LIBOR + 1.07%), due 10/20/28 (a)(c)	$1,900,000	$1,880,339
Voya CLO, Ltd. Series 2014-2A, Class A1R 3.586% (3 Month LIBOR + 1.25%), due 4/17/30 (a)(c)	3,100,000	3,079,376
VSE VOI Mortgage LLC Series 2016-A, Class A 2.54%, due 7/20/33 (a)	1,917,379	1,885,352

		57,275,619

Total Asset-Backed Securities (Cost $66,128,436)		64,854,750

Corporate Bonds 35.0%
Auto Manufacturers 0.9%
Daimler Finance North America LLC 2.85%, due 1/6/22 (a)	2,925,000	2,857,046
General Motors Co. 5.15%, due 4/1/38	1,500,000	1,281,544
General Motors Financial Co., Inc. 4.35%, due 4/9/25	1,450,000	1,373,810

		5,512,400

Banks 8.0%
Banco del Estado de Chile 2.668%, due 1/8/21 (a)	3,150,000	3,079,125
Bank of America Corp.
3.946%, due 1/23/49 (d)	3,000,000	2,672,130
4.45%, due 3/3/26	1,570,000	1,552,094
BB&T Corp. 3.75%, due 12/6/23	4,550,000	4,588,284
BNP Paribas S.A. 3.50%, due 3/1/23 (a)	3,200,000	3,102,440
Citigroup, Inc.
4.60%, due 3/9/26	2,345,000	2,314,376
5.30%, due 5/6/44	1,501,000	1,495,873
Credit Agricole S.A. 3.25%, due 10/4/24 (a)	1,500,000	1,402,475
Credit Suisse Group A.G. 3.869%, due 1/12/29 (a)(d)	1,000,000	930,311
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	1,990,000	1,975,482
Discover Bank 4.65%, due 9/13/28	3,150,000	3,091,129
Fifth Third Bancorp 4.30%, due 1/16/24	3,875,000	3,920,206
Goldman Sachs Group, Inc.
2.905%, due 7/24/23 (d)	500,000	476,288
5.15%, due 5/22/45	2,475,000	2,314,471

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
HSBC Bank PLC 4.75%, due 1/19/21 (a)	$1,500,000	$1,538,666
JPMorgan Chase & Co. 5.40%, due 1/6/42	1,925,000	2,114,361
Lloyds Bank PLC 6.50%, due 9/14/20 (a)	8,150,000	8,452,459
Lloyds Banking Group PLC 4.344%, due 1/9/48	2,500,000	1,972,780
Morgan Stanley
4.10%, due 5/22/23	2,032,000	2,034,935
4.35%, due 9/8/26	1,556,000	1,512,128

		50,540,013

Building Materials 1.3%
CRH America, Inc. 5.125%, due 5/18/45 (a)	1,740,000	1,665,978
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	3,775,000	3,761,040
Masco Corp. 4.50%, due 5/15/47	3,000,000	2,562,179

		7,989,197

Chemicals 1.7%
Dow Chemical Co. 5.55%, due 11/30/48 (a)	3,075,000	3,117,900
NewMarket Corp. 4.10%, due 12/15/22	5,536,000	5,669,138
NOVA Chemicals Corp. 5.00%, due 5/1/25 (a)	2,140,000	1,926,000

		10,713,038

Electric 4.1%
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	2,077,709
Arizona Public Service Co. 5.50%, due 9/1/35	1,275,000	1,442,542
Electricite de France S.A. (a)
2.35%, due 10/13/20	2,000,000	1,971,384
5.00%, due 9/21/48	5,500,000	4,873,635
Entergy Corp. 4.00%, due 7/15/22	3,700,000	3,732,489
Evergy, Inc. 4.85%, due 6/1/21	385,000	394,997
Exelon Corp. 3.497%, due 6/1/22	2,750,000	2,689,223
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	3,455,000	3,491,138
Kansas City Power & Light Co. 7.15%, due 4/1/19	900,000	909,224
Ohio Edison Co. 6.875%, due 7/15/36	2,500,000	3,105,492

	Principal Amount	Value
Electric (continued)
WEC Energy Group, Inc. 3.375%, due 6/15/21	$1,150,000	$1,149,278

		25,837,111

Electronics 0.4%
Corning, Inc. 5.35%, due 11/15/48	2,725,000	2,764,322

Food 0.8%
Conagra Brands, Inc. 4.85%, due 11/1/28	2,300,000	2,261,754
Ingredion, Inc. 4.625%, due 11/1/20	1,475,000	1,501,394
Kroger Co. 7.70%, due 6/1/29	1,000,000	1,204,150

		4,967,298

Forest Products & Paper 0.5%
Fibria Overseas Finance, Ltd. 4.00%, due 1/14/25	1,850,000	1,744,550
Suzano Austria GmbH 6.00%, due 1/15/29 (a)	1,425,000	1,454,213

		3,198,763

Gas 0.2%
NiSource, Inc. 5.65%, due 2/1/45	1,125,000	1,224,793

Health Care—Products 0.8%
Becton Dickinson & Co. 2.894%, due 6/6/22	5,000,000	4,842,600

Health Care—Services 0.7%
Laboratory Corp. of America Holdings 3.25%, due 9/1/24	2,975,000	2,847,287
Unitedhealth Group, Inc. 4.45%, due 12/15/48	1,500,000	1,544,002

		4,391,289

Insurance 1.3%
Farmers Exchange Capital III 5.454%, due 10/15/54 (a)(d)	3,000,000	2,903,097
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (a)	4,944,000	5,122,884

		8,025,981

Iron & Steel 0.8%
Carpenter Technology Corp. 4.45%, due 3/1/23	1,825,000	1,773,242
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	3,550,000	3,590,090

		5,363,332

12	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media 0.8%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.464%, due 7/23/22	$1,750,000	$1,766,810
Comcast Corp.
4.60%, due 10/15/38	3,000,000	3,029,335
4.70%, due 10/15/48	325,000	328,536

		5,124,681

Mining 0.3%
Anglo American Capital PLC 4.875%, due 5/14/25 (a)	1,770,000	1,738,518

Multi-National 0.7%
International Bank for Reconstruction & Development
2.00%, due 10/30/20	3,000,000	2,964,336
3.05%, due 9/13/21	1,725,000	1,725,961

		4,690,297

Oil & Gas 2.9%
Anadarko Petroleum Corp. 4.85%, due 3/15/21	2,369,000	2,425,572
Cenovus Energy, Inc. 4.25%, due 4/15/27	3,925,000	3,574,977
Enterprise Products Operating LLC 4.80%, due 2/1/49	1,350,000	1,311,460
Helmerich & Payne, Inc. 4.65%, due 3/15/25 (a)	2,900,000	2,956,998
Nabors Industries, Inc. 5.00%, due 9/15/20	4,250,000	4,089,071
Petroleos Mexicanos
3.50%, due 1/30/23	1,575,000	1,425,375
4.875%, due 1/24/22	1,450,000	1,411,575
5.35%, due 2/12/28	1,100,000	959,750

		18,154,778

Packaging & Containers 0.3%
WRKCo., Inc. 3.75%, due 3/15/25 (a)	1,825,000	1,790,772

Pharmaceuticals 0.4%
Bayer U.S. Finance II LLC 3.875%, due 12/15/23 (a)	2,475,000	2,430,098

Pipelines 2.8%
Buckeye Partners, L.P. 4.15%, due 7/1/23	475,000	462,030
Energy Transfer Operating, L.P. 6.05%, due 6/1/41	1,300,000	1,242,204

	Principal Amount	Value
Pipelines (continued)
Energy Transfer Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	$4,800,000	$4,994,278
Enterprise Products Operating LLC 5.10%, due 2/15/45	2,600,000	2,609,432
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	400,000	424,526
Kinder Morgan, Inc. 5.00%, due 2/15/21 (a)	4,500,000	4,610,316
ONEOK, Inc. 4.55%, due 7/15/28	1,300,000	1,283,102
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	2,350,000	2,259,868

		17,885,756

Real Estate Investment Trusts 2.0%
Highwoods Realty, L.P. 3.625%, due 1/15/23	5,000,000	4,941,033
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	1,700,000	1,784,235
Regency Centers, L.P. 4.80%, due 4/15/21	1,050,000	1,073,539
VEREIT Operating Partnership, L.P. 4.875%, due 6/1/26	4,872,000	4,869,944

		12,668,751

Retail 0.5%
CVS Health Corp. 5.05%, due 3/25/48	3,420,000	3,326,326

Road & Rail 0.1%
Wabtec Corp. 4.70%, due 9/15/28	800,000	750,287

Software 0.4%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	1,150,000	1,110,535
Fiserv, Inc. 4.75%, due 6/15/21	1,355,000	1,395,648

		2,506,183

Telecommunications 2.0%
AT&T, Inc.
4.10%, due 2/15/28	3,250,000	3,125,121
4.45%, due 4/1/24	2,000,000	2,033,186
4.50%, due 5/15/35	1,500,000	1,346,703
Orange S.A. 5.375%, due 1/13/42	1,675,000	1,754,946
Telefonica Emisiones SAU 5.213%, due 3/8/47	1,500,000	1,373,097

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
Verizon Communications, Inc.
4.272%, due 1/15/36	$866,000	$808,734
4.50%, due 8/10/33	2,250,000	2,220,943

		12,662,730

Transportation 0.3%
Norfolk Southern Corp. 5.64%, due 5/17/29	1,400,000	1,594,659

Total Corporate Bonds (Cost $224,615,471)		220,693,973

Foreign Government Bonds 0.3%
Mexico 0.3%
United Mexican States 3.75%, due 1/11/28	1,850,000	1,731,618

Poland 0.0%‡
Republic of Poland Government International Bond 5.00%, due 3/23/22	350,000	368,092

Total Foreign Government Bonds (Cost $2,190,912)		2,099,710

Mortgage-Backed Securities 9.1%
Agency (Collateralized Mortgage Obligations) 0.7%
FHLMC Multifamily Structured Pass-Through Certificates
Series K031, Class A2 3.30%, due 4/25/23 (e)	2,300,000	2,334,038
Series K039, Class A2 3.303%, due 7/25/24	2,400,000	2,431,182

		4,765,220

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 7.8%
Bank Series 2018-BN10, Class A5 3.688%, due 2/15/61	1,500,000	1,492,054
Benchmark Mortgage Trust Series 2018-B1, Class A5 3.666%, due 1/15/51 (e)	600,000	600,490
Citigroup Commercial Mortgage Trust
Series 2016-P5, Class A4 2.941%, due 10/10/49	3,000,000	2,882,348
Series 2014-GC21, Class A5 3.855%, due 5/10/47	1,100,000	1,123,574
Series 2018-B2, Class A4 4.009%, due 3/10/51	1,500,000	1,528,222

	Principal Amount	Value
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Citigroup Commercial Mortgage Trust (continued)
Series 2018-C6, Class A4 4.412%, due 11/10/51	$1,600,000	$1,695,197
COMM Mortgage Trust
Series 2016-COR1, Class A4 3.091%, due 10/10/49	3,000,000	2,880,135
Series 2015-LC19, Class A4 3.183%, due 2/10/48	1,400,000	1,380,734
Series 2014-CR17, Class A5 3.977%, due 5/10/47	1,900,000	1,955,519
CSAIL Commercial Mortgage Trust
2018-CX11, Class A4 3.766%, due 4/15/51	2,000,000	2,005,125
Series 2018-C14, Class A4 4.422%, due 11/15/51	1,600,000	1,684,430
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	1,700,000	1,704,615
GS Mortgage Securities Trust
Series 2016-GS3, Class AS 3.143%, due 10/10/49	4,000,000	3,815,066
Series 2014-GC22, Class A5 3.862%, due 6/10/47	2,600,000	2,657,248
Series 2015-GC32, Class AS 4.018%, due 7/10/48 (e)	3,000,000	3,034,312
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A2 3.019%, due 8/15/46	521,122	520,148
Series 2014-C19, Class A4 3.997%, due 4/15/47	3,000,000	3,079,785
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C30, Class AS 3.175%, due 9/15/49	4,000,000	3,837,492
Series 2015-C21, Class AS 3.652%, due 3/15/48	1,000,000	1,002,266
Series 2013-C13, Class A4 4.039%, due 11/15/46	2,900,000	2,986,474
Series 2013-C12, Class A4 4.259%, due 10/15/46 (e)	2,600,000	2,700,546
UBS Commercial Mortgage Trust Series 2018-C8, Class A3 3.72%, due 2/15/51	2,300,000	2,303,713
Wells Fargo Commercial Mortgage Trust
Series 2016-NXS6, Class A2 2.399%, due 11/15/49	1,900,000	1,862,760
Series 2016-C33, Class AS 3.749%, due 3/15/59	500,000	497,409

		49,229,662

14	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) 0.6%
Banc of America Funding Corp. Series 2006-7, Class T2A3 5.695%, due 10/25/36 (e)	$193,334	$174,737
JPMorgan Mortgage Trust (a)(e)
Series 2014-2, Class 1A1 3.00%, due 6/25/29	1,906,959	1,893,477
Series 2015-6, Class A5 3.50%, due 10/25/45	1,271,254	1,258,195
TBW Mortgage-Backed Trust Series 2006-6, Class A2B 5.66%, due 1/25/37 (b)	1,007,225	421,933

		3,748,342

Total Mortgage-Backed Securities (Cost $59,926,662)		57,743,224

Municipal Bonds 0.8%
Texas 0.8%
San Antonio Water System, Revenue Bonds 5.502%, due 5/15/29	2,000,000	2,330,300
Texas Transportation Commission State Highway Fund, Revenue Bonds 5.178%, due 4/1/30	2,150,000	2,446,077

Total Municipal Bonds (Cost $4,703,965)		4,776,377

U.S. Government & Federal Agencies 43.0%
Federal Home Loan Bank 2.5%
2.30%, due 1/26/21	2,500,000	2,485,250
2.50%, due 12/10/27	3,000,000	2,834,340
2.51%, due 12/29/22	2,100,000	2,078,074
3.00%, due 10/12/21	2,500,000	2,531,890
3.00%, due 3/10/28	1,900,000	1,884,317
3.25%, due 11/16/28	4,000,000	4,067,480

		15,881,351

Federal Home Loan Mortgage Corporation 2.8%
1.25%, due 8/15/19	2,000,000	1,982,282
1.35%, due 1/25/19	3,500,000	3,497,883
2.753%, due 1/30/23	2,100,000	2,094,038
3.32%, due 6/14/23	2,300,000	2,300,690
3.35%, due 7/26/23	1,900,000	1,900,207
3.35%, due 9/28/23	1,700,000	1,701,562
3.375%, due 8/16/23	2,000,000	2,000,490
6.25%, due 7/15/32	1,600,000	2,136,400

		17,613,552

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.9%
2.50%, due 6/1/28	$1,669,794	$1,651,187
2.50%, due 1/1/31	1,090,393	1,064,694
2.50%, due 2/1/32	543,203	530,401
3.00%, due 6/1/27	303,626	304,819
3.00%, due 9/1/30	2,234,887	2,229,774
3.00%, due 9/1/32	344,431	343,278
3.00%, due 9/1/33	1,071,736	1,065,934
3.00%, due 12/1/37	553,703	546,243
3.00%, due 8/1/43	3,288,603	3,230,767
3.00%, due 6/1/45	1,065,014	1,041,868
3.00%, due 11/1/46	312,607	304,952
3.00%, due 1/1/48	5,142,601	5,013,438
3.50%, due 12/1/20	210,430	213,140
3.50%, due 9/1/25	31,117	31,518
3.50%, due 11/1/25	17,838	18,069
3.50%, due 3/1/26	119,582	121,130
3.50%, due 1/1/29	143,978	146,068
3.50%, due 3/1/29	17,010	17,262
3.50%, due 2/1/44	1,943,225	1,957,636
3.50%, due 1/1/45	1,329,967	1,337,879
3.50%, due 9/1/45	3,413,347	3,424,931
3.50%, due 3/1/46	782,184	784,757
3.50%, due 4/1/46	802,050	804,560
3.50%, due 9/1/46	251,259	251,800
3.50%, due 12/1/46	406,168	407,010
3.50%, due 6/1/47	1,834,807	1,836,631
3.50%, due 8/1/47	558,367	558,706
3.50%, due 9/1/47	739,670	739,832
3.50%, due 12/1/47	565,757	565,656
3.50%, due 1/1/48	467,824	467,736
3.50%, due 3/1/48	584,910	584,784
4.00%, due 7/1/23	130,342	134,990
4.00%, due 8/1/25	65,202	66,890
4.00%, due 1/1/31	202,207	207,415
4.00%, due 11/1/41	117,194	120,586
4.00%, due 1/1/42	143,420	147,570
4.00%, due 4/1/42	2,810,910	2,892,252
4.00%, due 5/1/44	2,216,622	2,268,028
4.00%, due 7/1/45	261,561	267,188
4.00%, due 8/1/45	142,492	145,528
4.00%, due 10/1/45	120,804	123,353
4.00%, due 11/1/45	398,873	407,209
4.00%, due 9/1/46	286,278	292,262
4.00%, due 3/1/47	195,175	199,194
4.00%, due 4/1/47	263,407	268,810
4.00%, due 5/1/47	255,109	260,323
4.00%, due 6/1/47	1,224,780	1,249,717
4.00%, due 7/1/47	266,191	271,753
4.00%, due 5/1/48	385,993	393,584
4.00%, due 10/1/48	895,189	912,788

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.50%, due 4/1/22	$18,091	$18,425
4.50%, due 4/1/23	7,325	7,556
4.50%, due 4/1/31	176,837	184,806
4.50%, due 11/1/39	972,521	1,012,180
4.50%, due 8/1/40	136,432	142,852
4.50%, due 9/1/40	738,860	772,292
4.50%, due 11/1/40	346,042	358,265
4.50%, due 7/1/41	201,716	211,209
4.50%, due 2/1/47	290,418	300,908
4.50%, due 10/1/47	332,491	345,641
4.50%, due 4/1/48	285,278	295,418
4.50%, due 5/1/48	194,712	201,618
4.50%, due 9/1/48	200,001	207,051
5.00%, due 3/1/25	89,438	92,812
5.00%, due 8/1/35	51,463	54,656
5.00%, due 4/1/37	587,871	624,171
5.00%, due 8/1/37	146,206	154,885
5.00%, due 3/1/40	291,909	307,817
5.50%, due 9/1/21	38,690	39,237
5.50%, due 9/1/22	34,657	35,056
5.50%, due 9/1/37	325,450	350,779
5.50%, due 8/1/38	143,446	153,335
5.50%, due 12/1/38	139,281	148,061
6.00%, due 7/1/21	81,738	82,854
6.00%, due 8/1/36	63,616	69,074
6.00%, due 9/1/37	144,142	157,438
6.00%, due 5/1/40	369,337	403,184
6.50%, due 11/1/35	21,425	23,310
6.50%, due 8/1/37	27,172	31,100
6.50%, due 11/1/37	50,470	55,246
6.50%, due 9/1/39	106,390	118,690
7.00%, due 1/1/33	360,312	393,170
7.00%, due 9/1/33	68,942	74,991

		49,653,987

Federal National Mortgage Association 2.2%
1.25%, due 7/26/19	2,500,000	2,480,523
1.875%, due 9/24/26	4,700,000	4,373,120
2.125%, due 4/24/26	3,100,000	2,952,759
6.25%, due 5/15/29	3,000,000	3,847,116

		13,653,518

Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.2%
2.50%, due 2/1/23	405,039	402,206
2.50%, due 2/1/28	1,285,400	1,268,166
2.50%, due 5/1/28	946,820	934,129
2.50%, due 6/1/30	1,542,257	1,510,135
2.50%, due 1/1/31	191,474	187,482
2.50%, due 3/1/32	350,541	342,472

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
2.50%, due 11/1/32	$282,280	$275,782
2.50%, due 5/1/43	579,880	550,024
2.875%, due 9/12/23	6,100,000	6,171,821
3.00%, due 12/1/24	249,107	250,866
3.00%, due 9/1/29	1,043,881	1,044,575
3.00%, due 8/1/30	1,134,282	1,135,045
3.00%, due 1/1/31	221,918	221,519
3.00%, due 3/1/32	555,230	554,232
3.00%, due 6/1/32	942,735	941,042
3.00%, due 3/1/35	413,902	411,756
3.00%, due 4/1/35	635,670	632,374
3.00%, due 9/1/42	2,059,487	2,025,746
3.00%, due 9/1/43	1,467,540	1,442,073
3.00%, due 12/1/43	1,475,638	1,449,323
3.00%, due 3/1/46	357,689	349,439
3.00%, due 9/1/46	958,749	935,050
3.00%, due 1/1/47	50,050	48,813
3.00%, due 8/1/47	1,956,821	1,912,689
3.00%, due 10/1/47	2,218,868	2,168,825
3.00%, due 6/1/48	3,570,103	3,480,778
3.50%, due 10/1/20	198,716	201,144
3.50%, due 9/1/21	22,967	23,248
3.50%, due 11/1/23	289,874	293,417
3.50%, due 11/1/28	374,721	380,604
3.50%, due 4/1/29	116,420	118,042
3.50%, due 8/1/29	353,530	358,133
3.50%, due 6/1/31	283,737	287,678
3.50%, due 2/1/32	396,763	404,136
3.50%, due 4/1/32	546,943	557,108
3.50%, due 10/1/34	342,382	348,751
3.50%, due 11/1/40	235,276	237,112
3.50%, due 10/1/43	1,138,911	1,146,655
3.50%, due 11/1/43	732,418	738,128
3.50%, due 1/1/44	1,113,435	1,122,126
3.50%, due 5/1/45	1,579,454	1,587,004
3.50%, due 8/1/45	2,217,046	2,224,629
3.50%, due 9/1/45	500,211	501,922
3.50%, due 3/1/46	630,213	632,140
3.50%, due 9/1/46	1,300,408	1,304,922
3.50%, due 1/1/47	1,150,238	1,152,925
3.50%, due 11/1/47	3,233,758	3,234,669
3.50%, due 12/1/47	658,479	658,526
3.50%, due 1/1/48	1,141,474	1,141,560
3.50%, due 3/1/48	4,079,836	4,080,145
4.00%, due 4/1/20	1,023	1,048
4.00%, due 10/1/20	26	27
4.00%, due 3/1/22	41,599	42,596
4.00%, due 12/1/25	446,918	457,631
4.00%, due 4/1/31	324,887	333,635
4.00%, due 12/1/39	101,328	104,174

16	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 7/1/40	$531,785	$546,728
4.00%, due 11/1/41	1,174,307	1,207,492
4.00%, due 3/1/42	605,406	622,512
4.00%, due 5/1/42	1,390,384	1,429,665
4.00%, due 11/1/42	633,916	651,740
4.00%, due 8/1/43	861,014	882,232
4.00%, due 11/1/44	2,113,413	2,158,742
4.00%, due 11/1/45	377,823	385,634
4.00%, due 12/1/45	399,533	407,854
4.00%, due 5/1/46	441,838	450,746
4.00%, due 6/1/46	621,251	633,995
4.00%, due 9/1/46	1,174,999	1,199,012
4.00%, due 4/1/47	576,757	588,179
4.00%, due 5/1/47	991,380	1,010,986
4.00%, due 6/1/47	171,397	174,782
4.00%, due 9/1/47	545,806	556,531
4.00%, due 10/1/47	345,783	352,631
4.00%, due 11/1/47	372,384	379,682
4.00%, due 1/1/48	657,212	670,327
4.00%, due 6/1/48	978,154	997,316
4.00%, due 7/1/48	494,714	504,406
4.00%, due 9/1/48	1,000,001	1,019,592
4.50%, due 5/1/24	201,968	207,720
4.50%, due 4/1/31	241,290	252,254
4.50%, due 11/1/35	186,985	194,621
4.50%, due 4/1/41	494,929	518,410
4.50%, due 5/1/41	730,985	765,660
4.50%, due 7/1/41	649,821	680,350
4.50%, due 9/1/41	242,060	251,723
4.50%, due 3/1/44	284,966	296,720
4.50%, due 8/1/44	1,379,719	1,436,624
4.50%, due 11/1/44	338,804	351,930
4.50%, due 3/1/46	200,501	207,708
4.50%, due 12/1/46	326,733	338,638
4.50%, due 2/1/47	201,804	209,151
4.50%, due 7/1/47	352,723	365,525
4.50%, due 2/1/48	291,535	302,011
4.50%, due 4/1/48	181,795	188,313
4.50%, due 6/1/48 TBA (f)	200,000	206,867
4.50%, due 12/1/48	299,970	310,840
5.00%, due 9/1/23	156,519	163,958
5.00%, due 12/1/23	164,685	168,480
5.00%, due 9/1/25	1,064	1,115
5.00%, due 4/1/29	39,891	41,787
5.00%, due 4/1/31	219,861	230,440
5.00%, due 3/1/34	443,067	466,543
5.00%, due 4/1/34	278,635	298,355
5.00%, due 4/1/35	97,724	103,750
5.00%, due 2/1/36	165,261	175,492

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
5.00%, due 5/1/37	$255	$269
5.00%, due 6/1/37	192,612	203,817
5.00%, due 5/1/38	251,050	264,688
5.00%, due 1/1/39	106,468	112,766
5.00%, due 3/1/44	141,197	148,169
5.50%, due 1/1/21	1,003	1,013
5.50%, due 12/1/21	3,428	3,496
5.50%, due 1/1/22	19,408	19,687
5.50%, due 2/1/22	1,038	1,053
5.50%, due 2/1/26	448,209	477,077
5.50%, due 4/1/34	108,946	117,000
5.50%, due 8/1/37	89,775	96,676
5.50%, due 3/1/38	208,476	222,995
5.50%, due 6/1/38	204,213	219,793
5.50%, due 1/1/39	460,174	495,415
5.50%, due 11/1/39	85,301	90,938
5.50%, due 6/1/40	64,510	69,314
6.00%, due 3/1/36	25,148	27,417
6.00%, due 10/1/38	312,482	339,669
6.00%, due 12/1/38	305,534	331,623
6.00%, due 4/1/40	147,438	160,560
6.50%, due 10/1/36	35,811	39,867
6.50%, due 1/1/37	128,261	142,196
6.50%, due 8/1/37	8,574	9,371
6.50%, due 10/1/37	83,525	89,694
7.00%, due 9/1/37	52,540	60,098
7.00%, due 10/1/37	679	768
7.00%, due 11/1/37	6,922	7,765
7.50%, due 7/1/28	16,558	17,782

		83,656,942

Government National Mortgage Association (Mortgage Pass-Through Securities) 8.3%
2.50%, due 10/20/46	328,409	314,579
2.50%, due 1/20/47	255,143	244,396
3.00%, due 7/15/43	192,188	190,670
3.00%, due 7/20/43	239,283	237,615
3.00%, due 8/15/43	554,409	550,024
3.00%, due 8/20/43	50,453	50,101
3.00%, due 12/20/43	101,693	100,984
3.00%, due 7/20/45	3,423,059	3,381,909
3.00%, due 2/20/46	389,924	384,975
3.00%, due 8/20/46	4,135,951	4,078,983
3.00%, due 9/20/46	1,385,415	1,366,968
3.00%, due 12/20/46	1,880,893	1,853,821
3.00%, due 12/20/47	282,691	278,450
3.50%, due 6/20/42	1,193,595	1,208,277
3.50%, due 8/20/43	1,634,417	1,653,024
3.50%, due 11/20/43	1,587,826	1,605,911
3.50%, due 2/15/45	332,315	334,767

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 4/20/45	$1,232,869	$1,243,109
3.50%, due 5/15/45	369,927	372,657
3.50%, due 7/20/45	913,563	921,151
3.50%, due 12/20/45	1,936,996	1,949,861
3.50%, due 2/20/46	927,342	934,759
3.50%, due 10/20/46	1,336,249	1,345,290
3.50%, due 11/20/46	1,556,880	1,567,220
3.50%, due 1/20/47	1,339,296	1,348,190
3.50%, due 5/20/47	2,067,496	2,081,227
3.50%, due 6/20/47	706,978	711,673
3.50%, due 7/20/47	1,082,498	1,089,687
3.50%, due 8/20/47	644,190	648,469
3.50%, due 9/20/47	1,032,401	1,039,257
4.00%, due 1/20/42	1,132,336	1,169,545
4.00%, due 2/20/42	437,727	452,073
4.00%, due 8/20/43	1,419,801	1,460,935
4.00%, due 10/20/43	437,477	451,282
4.00%, due 3/15/44	63,006	64,601
4.00%, due 6/20/44	419,510	432,756
4.00%, due 7/15/44	417,943	428,522
4.00%, due 8/20/44	372,303	382,564
4.00%, due 9/20/44	380,411	392,424
4.00%, due 12/20/44	258,046	266,184
4.00%, due 1/20/45	201,130	207,481
4.00%, due 4/20/45	263,843	272,157
4.00%, due 7/15/45	264,948	272,592
4.00%, due 9/20/45	135,159	139,024
4.00%, due 2/20/46	252,222	259,232
4.00%, due 12/20/46	387,507	397,581
4.00%, due 1/20/47	338,052	346,371
4.00%, due 2/20/47	340,812	349,199
4.00%, due 3/20/47	787,728	808,644
4.00%, due 4/20/47	227,901	233,712
4.00%, due 5/20/47	468,774	480,310
4.00%, due 7/20/47	426,562	437,179
4.00%, due 12/20/47	458,786	470,076
4.00%, due 8/20/48	694,682	711,776
4.50%, due 6/15/39	1,073,306	1,121,155
4.50%, due 6/15/40	295,516	308,597
4.50%, due 6/20/40	479,146	502,800
4.50%, due 3/20/41	192,593	202,098
4.50%, due 4/20/41	143,911	151,015
4.50%, due 9/20/41	289,465	303,691
4.50%, due 12/20/41	54,881	57,586
4.50%, due 4/20/42	102,265	107,307
4.50%, due 8/20/43	279,255	292,827
4.50%, due 3/20/44	457,062	479,302
4.50%, due 12/20/44	151,143	158,511
4.50%, due 4/20/45	120,924	126,804

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 5/20/47	$273,967	$284,917
4.50%, due 3/20/48	563,323	583,279
4.50%, due 4/20/48	600,001	621,362
5.00%, due 9/15/39	227,305	240,900
5.00%, due 6/15/40	272,378	285,045
5.00%, due 7/15/40	280,441	297,186
5.00%, due 9/20/40	684,214	726,025
5.00%, due 10/20/41	85,508	91,069
5.00%, due 8/20/43	68,662	72,523
5.50%, due 1/20/35	4,809	5,135
5.50%, due 7/15/35	64,981	69,493
5.50%, due 5/15/36	43,877	47,439
5.50%, due 6/15/38	15,736	16,750
5.50%, due 3/20/39	314,406	331,366
5.50%, due 7/15/39	71,256	75,858
5.50%, due 12/15/39	23,729	25,590
5.50%, due 2/15/40	141,508	150,646
6.00%, due 11/15/37	24,645	26,700
6.00%, due 12/15/37	194,677	208,858
6.00%, due 9/15/38	150,193	161,133
6.00%, due 10/15/38	45,753	49,089
6.50%, due 3/15/36	102,200	111,734
6.50%, due 6/15/36	55,752	60,167
6.50%, due 9/15/36	31,519	34,751
6.50%, due 7/15/37	86,938	96,956
7.00%, due 7/15/31	34,495	35,991

		52,495,879

United States Treasury Bonds 2.9%
3.00%, due 8/15/48	14,050,000	13,983,592
4.25%, due 5/15/39	3,425,000	4,131,807

		18,115,399

United States Treasury Notes 3.2%
2.625%, due 12/31/23	3,800,000	3,819,891
2.875%, due 10/31/20	185,000	186,156
2.875%, due 11/15/21	14,700,000	14,863,652
3.125%, due 11/15/28	1,275,000	1,322,514

		20,192,213

Total U.S. Government & Federal Agencies (Cost $273,272,367)		271,262,841

Total Long-Term Bonds (Cost $630,837,813)		621,430,875

18	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
Fixed Income Clearing Corp. 0.50%, dated 12/31/18 due 1/2/19 Proceeds at Maturity $104,151 (Collateralized by a United States Treasury Note with a rate of 2.625% and a maturity date of 12/31/25, with a Principal Amount of $110,000 and a Market Value of $110,000)	$104,148	$104,148

Total Short-Term Investment (Cost $104,148)		104,148

Total Investments (Cost $630,941,961)	98.5%	621,535,023
Other Assets, Less Liabilities	1.5	9,246,681
Net Assets	100.0%	$630,781,704
†	Percentages indicated are based on Fund net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Step coupon—Rate shown was the rate in effect as of December 31, 2018.

(c)	Floating rate—Rate shown was the rate in effect as of December 31, 2018.

(d)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2018.

(e)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(f)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2018, the total net market value of these securities was $206,867, which represented less than one-tenth of a percent of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

As of December 31, 2018, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	166	March 2019	$35,065,507	$35,243,875	$178,368
5-Year United States Treasury Note	144	March 2019	16,356,560	16,515,000	158,440
10-Year United States Treasury Note	60	March 2019	7,179,070	7,320,937	141,867
10-Year United States Treasury Ultra Note	(123)	March 2019	(15,548,021)	(15,999,610)	(451,589)
United States Treasury Long Bond	4	March 2019	556,703	584,000	27,297
United States Treasury Ultra Bond	98	March 2019	14,970,418	15,744,313	773,895

			$58,580,237	$59,408,515	$828,278

1.	As of December 31, 2018, cash in the amount of $480,518 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2018.

The following abbreviation is used in the preceding pages:

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2018 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets and liabilities:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$64,854,750	$—	$64,854,750
Corporate Bonds	—	220,693,973	—	220,693,973
Foreign Government Bonds	—	2,099,710	—	2,099,710
Mortgage-Backed Securities	—	57,743,224	—	57,743,224
Municipal Bonds	—	4,776,377	—	4,776,377
U.S. Government & Federal Agencies	—	271,262,841	—	271,262,841

Total Long-Term Bonds	—	621,430,875	—	621,430,875

Short-Term Investment
Repurchase Agreement	—	104,148	—	104,148

Total Investments in Securities	—	621,535,023	—	621,535,023

Other Financial Instruments
Futures Contracts (b)	1,279,867	—	—	1,279,867

Total Investments in Securities and Other Financial Instruments	$1,279,867	$621,535,023	$—	$622,814,890

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(451,589)	$—	$—	$(451,589)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

20	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $630,941,961)	$621,535,023
Cash collateral on deposit at broker for futures contracts	480,518
Receivables:
Investment securities sold	4,914,904
Interest	4,462,489
Fund shares sold	668,092
Variation margin on futures contracts	108,683

Total assets	632,169,709

Liabilities
Payables:
Fund shares redeemed	742,677
Manager (See Note 3)	265,126
Investment securities purchased	207,192
NYLIFE Distributors (See Note 3)	68,279
Professional fees	46,548
Shareholder communication	33,667
Custodian	20,534
Trustees	696
Accrued expenses	3,286

Total liabilities	1,388,005

Net assets	$630,781,704

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$46,226
Additional paid-in capital	631,486,587

631,532,813
Total distributable earnings (loss)(1)	(751,109)

Net assets	$630,781,704

Initial Class
Net assets applicable to outstanding shares	$307,682,080

Shares of beneficial interest outstanding	22,432,949

Net asset value per share outstanding	$13.72

Service Class
Net assets applicable to outstanding shares	$323,099,624

Shares of beneficial interest outstanding	23,793,491

Net asset value per share outstanding	$13.58

(1)	See Note 10.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Interest	$24,092,399

Expenses
Manager (See Note 3)	3,594,852
Distribution/Service—Service Class (See Note 3)	792,810
Professional fees	111,336
Shareholder communication	90,128
Custodian	36,182
Trustees	16,506
Miscellaneous	31,695

Total expenses	4,673,509

Net investment income (loss)	19,418,890

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(8,696,816)
Futures transactions	(2,591,824)

Net realized gain (loss) on investments and futures transactions	(11,288,640)

Net change in unrealized appreciation (depreciation) on:
Investments	(20,731,350)
Futures contracts	854,321

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(19,877,029)

Net realized and unrealized gain (loss) on investments and futures transactions	(31,165,669)

Net increase (decrease) in net assets resulting from operations	$(11,746,779)

22	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$19,418,890	$17,958,481
Net realized gain (loss) on investments and futures transactions	(11,288,640)	1,913,884
Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	(19,877,029)	10,929,520

Net increase (decrease) in net assets resulting from operations	(11,746,779)	30,801,885

Distributions to shareholders(1):
Initial Class	(10,651,264)
Service Class	(9,223,661)

	(19,874,925)

Dividends to shareholders from net investment income:
Initial Class		(12,467,375)
Service Class		(7,602,517)

		(20,069,892)

Distributions to shareholders from net realized gain on investments:
Initial Class		(4,498,190)
Service Class		(3,066,534)

		(7,564,724)

Total dividends and distributions to shareholders	(19,874,925)	(27,634,616)

Capital share transactions:
Net proceeds from sale of shares	145,886,552	142,749,124
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	19,874,925	27,634,616
Cost of shares redeemed	(353,955,003)	(213,780,274)

Increase (decrease) in net assets derived from capital share transactions	(188,193,526)	(43,396,534)

Net increase (decrease) in net assets	(219,815,230)	(40,229,265)

Net Assets
Beginning of year	850,596,934	890,826,199

End of year(2)	$630,781,704	$850,596,934

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $17,997,613 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018	2017	2016		2015	2014

Net asset value at beginning of year	$14.31	$14.26	$14.19		$14.52	$14.00

Net investment income (loss) (a)	0.38	0.32	0.32		0.31	0.33

Net realized and unrealized gain (loss) on investments	(0.53)	0.23	0.20		(0.27)	0.49

Total from investment operations	(0.15)	0.55	0.52		0.04	0.82

Less dividends and distributions:

From net investment income	(0.40)	(0.37)	(0.39)		(0.36)	(0.30)

From net realized gain on investments	(0.04)	(0.13)	(0.06)		(0.01)	—

Total dividends and distributions	(0.44)	(0.50)	(0.45)		(0.37)	(0.30)

Net asset value at end of year	$13.72	$14.31	$14.26		$14.19	$14.52

Total investment return (b)	(1.00%)	3.85%	3.53%		0.22%	5.82%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.76%	2.23%	2.16	%(c)	2.14%	2.29%

Net expenses	0.53%	0.52%	0.51	%(d)	0.52%	0.53%

Expenses (before waiver/reimbursement)	0.53%	0.52%	0.53%		0.52%	0.53%

Portfolio turnover rate (e)	148%	209%	258%		326%	262%

Net assets at end of year (in 000’s)	$307,682	$517,067	$538,979		$707,265	$733,113

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.53%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 133%, 190%, 223%, 191% and 116% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

	Year ended December 31,

Service Class	2018	2017	2016		2015	2014

Net asset value at beginning of year	$14.16	$14.12	$14.06		$14.39	$13.87

Net investment income (loss) (a)	0.35	0.28	0.28		0.27	0.29

Net realized and unrealized gain (loss) on investments	(0.53)	0.22	0.19		(0.27)	0.48

Total from investment operations	(0.18)	0.50	0.47		(0.00)‡	0.77

Less dividends and distributions:

From net investment income	(0.36)	(0.33)	(0.35)		(0.32)	(0.25)

From net realized gain on investments	(0.04)	(0.13)	(0.06)		(0.01)	—

Total dividends and distributions	(0.40)	(0.46)	(0.41)		(0.33)	(0.25)

Net asset value at end of year	$13.58	$14.16	$14.12		$14.06	$14.39

Total investment return (b)	(1.25%)	3.59%	3.27%		(0.03%)	5.56%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.53%	1.98%	1.90	%(c)	1.89%	2.04%

Net expenses	0.78%	0.77%	0.76	%(d)	0.77%	0.78%

Expenses (before waiver/reimbursement)	0.78%	0.77%	0.78%		0.77%	0.78%

Portfolio turnover rate (e)	148%	209%	258%		326%	262%

Net assets at end of year (in 000’s)	$323,100	$333,530	$351,848		$339,529	$358,663

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.78%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 133%, 190%, 223%, 191% and 116% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

24	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 23, 1984. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund

(the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

25

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the

26	MainStay VP Bond Portfolio

market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2018, repurchase agreements are shown in the Portfolio of Investments.

(H)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such

27

Notes to Financial Statements (continued)

gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. During the year ended December 31, 2018, the Portfolio engaged in short sales as part of its investment strategies.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2018, open futures contracts are shown in the Portfolio of Investments.

(J)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty. The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio did not have any portfolio securities on loan.

(L)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby

28	MainStay VP Bond Portfolio

reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign debt securities, which carry certain risks that are in addition to the usual risks inherent in domestic debt securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized appreciation on investments and futures contracts (a)	$1,279,867	$1,279,867

Total Fair Value		$1,279,867	$1,279,867

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets— Net unrealized depreciation on investments and futures contracts (a)	$(451,589)	$(451,589)

Total Fair Value		$(451,589)	$(451,589)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(2,591,824)	$(2,591,824)

Total Realized Gain (Loss)		$(2,591,824)	$(2,591,824)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$854,321	$854,321

Total Change in Unrealized Appreciation (Depreciation)		$854,321	$854,321

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$83,582,600	$83,582,600

Futures Contracts Short (a)	$(16,331,811)	$(16,331,811)

(a)	Positions were open eleven months during the reporting period.

29

Notes to Financial Statements (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; 0.45% from $1 billion to $3 billion; and 0.44% in excess of $3 billion. During the year ended December 31, 2018, the effective management fee rate was 0.49%.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $3,594,852.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$631,760,298	$4,555,843	$(14,781,118)	$(10,225,275)

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$19,429,766	$(10,693,207)	$—	$(9,487,668)	$(751,109)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to mark to market of futures contracts, and Straddle Loss Deferral.

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $9,955,600 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$5,454	$4,502

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$17,997,689	$1,877,236	$27,634,616	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

30	MainStay VP Bond Portfolio

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of U.S. government securities were $799,565 and $926,372, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $275,251 and $319,184, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	6,688,591	$92,811,203
Shares issued to shareholders in reinvestment of dividends and distributions	789,830	10,651,264
Shares redeemed	(21,190,244)	(294,654,464)

Net increase (decrease)	(13,711,823)	$(191,191,997)

Year ended December 31, 2017:
Shares sold	7,652,056	$110,997,818
Shares issued to shareholders in reinvestment of dividends and distributions	1,191,108	16,965,565
Shares redeemed	(10,501,785)	(151,573,097)

Net increase (decrease)	(1,658,621)	$(23,609,714)

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	3,867,467	$53,075,349
Shares issued to shareholders in reinvestment of dividends and distributions	690,418	9,223,661
Shares redeemed	(4,311,268)	(59,300,539)

Net increase (decrease)	246,617	$2,998,471

Year ended December 31, 2017:
Shares sold	2,221,631	$31,751,306
Shares issued to shareholders in reinvestment of dividends and distributions	756,047	10,669,051
Shares redeemed	(4,350,322)	(62,207,177)

Net increase (decrease)	(1,372,644)	$(19,786,820)

Note 10–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is

31

Notes to Financial Statements (continued)

effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay VP Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and NYL Investors. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and NYL Investors. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among

34	MainStay VP Bond Portfolio

other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, Portfolio investment performance and risk as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life

Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Portfolio. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Portfolio and managing other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and NYL Investors believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged NYL Investors’ continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and NYL Investors to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and

36	MainStay VP Bond Portfolio

without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to NYL Investors are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

37

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

38	MainStay VP Bond Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

39

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

40	MainStay VP Bond Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

41

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay VP Bond Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801640	MSVPB11-02/19 (NYLIAC) NI509

MainStay VP MacKay Government Portfolio

(Formerly known as MainStay VP Government Portfolio)

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]

Initial Class Shares	1/29/1993	–0.06%	1.64%	2.24%	0.56%
Service Class Shares	6/4/2003	–0.31	1.39	1.99	0.81

Benchmark Performance	One Year	Five Years	Ten Years

Bloomberg Barclays U.S. Government Bond Index[2]	0.88%	1.99%	2.12%
Morningstar Intermediate Government Category Average[3]	0.51	1.76	2.46

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

2.

The Bloomberg Barclays U.S. Government Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly in an index.

3.

The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Government Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,013.10	$2.89	$1,022.33	$2.91	0.57%

Service Class Shares	$1,000.00	$1,011.80	$4.16	$1,021.07	$4.18	0.82%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Government Portfolio

Portfolio Composition as of December 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of December 31, 2018 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 2.375%, due 4/30/20

2.	United States Treasury Notes, 2.625%, due 7/31/20

3.	United States Treasury Notes, 3.00%, due 10/31/25

4.	United States Treasury Notes, 2.875%, due 10/31/20

5.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 4/1/41
6.	United States Treasury Notes, 2.75%, due 4/30/23

7.	Tennessee Valley Authority, 4.65%, due 6/15/35

8.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 5.50%, due 7/1/41

9.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

10.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 8/1/38

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Steven H. Rich, Stephen R. Cianci, CFA, and Neil Moriarty, III, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Government Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP MacKay Government Portfolio returned –0.06% for Initial Class shares and –0.31% for Service Class shares. Over the same period, both share classes underperformed the 0.88% return of the Bloomberg Barclays U.S. Government Bond Index,1 which is the Portfolio’s benchmark, and the 0.51% return of the Morningstar Intermediate Government Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

Duration,3 yield-curve4 posture, sector weighting and issue selection are four factors that contributed to the Portfolio’s relative performance during the reporting period. Duration posture and yield advantage were the principal performance tailwinds during the reporting period, while sector weighting proved a headwind.

During the reporting period, U.S. Treasury yields rose across the yield curve, though less so among longer maturities. Higher rates at the short-end of the curve were the market’s response to two effects. First, the Federal Open Market Committee raised the federal funds target range four times during the reporting period, and second, U.S. Treasury issuance rose to fund the U.S. budget deficit. Increases at the long-end of the yield curve reflected restrained inflation, trade policy in flux and aggregate demand failing to pressure resource capacity. Toward the end of the reporting period, U.S. Treasury yields shifted lower as investors speculated that tighter monetary policy might push the economy into recession.

Against this backdrop, the Portfolio was less sensitive than the benchmark and longer-duration peers to changes in U.S. Treasury yields because of its shorter duration. In turn, the Portfolio’s duration posture proved beneficial for the majority of the reporting period. As the spread5 between the 2- and 30-year benchmark yields on the U.S. Treasury curve narrowed, the flatter curve benefited peer funds of comparable duration who held assets at both the short end and the long end of the yield curve.

Agency mortgage pass-through securities are the largest asset class in the Portfolio. Our commitment to agency mortgage pass-through securities imparts a yield advantage over lower-

yielding U.S. Treasury securities and agency debentures. This benefit was offset by the underperformance of agency mortgage-backed securities relative to comparable-duration U.S. Treasury securities. The Federal Reserve slowed the pace at which it reinvested principal runoff from its sizeable mortgage position, leaving a temporary imbalance between supply and demand. The lengthening of mortgage durations as U.S. Treasury yields rose also made the mortgage sector less desirable. The Bloomberg Barclays U.S. Government Bond Index, which includes no mortgage-backed securities, and peers with less exposure to the mortgage sector would have benefited relative to the Portfolio.

The Portfolio’s mortgage allocation favors mortgage-backed securities issued by Fannie Mae and Freddie Mac. Relative to peers, the Portfolio may be underweight Ginnie Mae issues. Because Fannie Mae and Freddie Mac issues outperformed Ginnie Mae issues during the first half of the reporting period, the Portfolio benefited relative to peers with larger Ginnie Mae commitments. Investors were unnerved by elevated prepayment speeds on Ginnie Mae securities, suggesting that mortgage servicers might be churning their Ginnie Mae loan books. Faster prepayment rates hampered the returns of Ginnie Mae mortgage-backed securities because the majority of the Ginnie Mae universe was priced above par during the reporting period and prepayments return principal to investors at par.

Ginnie Mae took steps in the spring of 2018 to reduce churn by ensuring that borrowers are approached only when refinancing is of material benefit. By slowing the pace at which Ginnie Mae borrowers refinance, this policy initiative improved the prospects for the Ginnie Mae sector, and as a consequence, Ginnie Mae issues outperformed Fannie Mae and Freddie Mac issues in the second-half of the reporting period. The Portfolio would have lagged peers with higher Ginnie Mae exposure during this portion of the reporting period.

Our willingness to emphasize 30-year loan terms over shorter (15- and 20-year) loan terms had mixed results. More sensitive to a flatter U.S. Treasury yield-curve (due to their wider cash-flow windows as the long loan-term expands the window over which borrowers may prepay), 30-year loan terms tend to outperform. When the flatter curve coincides with rising U.S. Treasury yields, however, the benefits of the wider-window cash flows can be offset by the longer duration of the 30-year loans.

1.	See footnote on page 5 for more information on the Bloomberg Barclays U.S. Government Bond Index.
2.	See footnote on page 5 for more information on the Morningstar Intermediate Government Category Average.
3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

5.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

8	MainStay VP MacKay Government Portfolio

The Portfolio also favored seasoned loans (i.e., loans originated in prior years) and low-balance loans. Mortgage pass-through securities collateralized by loans with these characteristics often have more stable cash-flow profiles. As higher mortgage rates moderated the ability to refinance and higher U.S. Treasury rates pressured security prices, the return impact of prepayments was not as extreme as it had been in prior periods. This dynamic led the market to recalibrate the worth of cash-flow stability, causing the advantages of seasoning and loan balance to decline.

Because of their scarcity value and shorter duration, higher-coupon mortgage pass-through securities performed best within the Portfolio’s residential mortgage-backed security holdings.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2018, MainStay VP Government Portfolio was renamed MainStay VP MacKay Government Portfolio. For more information on this change, please refer to the Supplement dated December 15, 2017. Effective October 18, 2018, Stephen R. Cianci, CFA, and Neil Moriarty, III, became portfolio managers of the Portfolio. On or about December 31, 2018, Louis N. Cohen stopped serving as a portfolio manager of the Portfolio. For more information on these changes, please refer to the Supplement dated October 18, 2018.

What was the Portfolio’s duration strategy during the reporting period?

The Portfolio’s duration contracted from 4.5 to 3.9 years during the reporting period, while the benchmark’s duration shortened from 6.1 years to 6.0 years. We maintained the Portfolio’s duration shorter than that of the benchmark to buffer the Portfolio against higher U.S. Treasury yields. The 0.6-year contraction of the Portfolio’s duration is a result of our swapping mortgage-backed securities into U.S. Treasury notes of shorter duration.

Which sectors were the strongest contributors to the Portfolio’s performance and which sectors were particularly weak?

Despite their yield advantages relative to U.S. Treasury securities and agency debentures, agency mortgage-backed securities underperformed U.S. Treasury securities with comparable durations. A strong commitment to Fannie Mae and Freddie Mac securities contributed positively during the first half of the reporting period, but suffered during the second half as Ginnie Mae securities tended to outperform.

What were some of the Portfolio’s largest purchases and sales during the reporting period?

As short- and intermediate-duration U.S. Treasury yields rose to more attractive levels in the third quarter of 2018, we rotated one-quarter of the Portfolio’s assets from mortgage-backed securities to U.S. Treasury securities. The trade helped diversify the Portfolio’s holdings and also shortened the Portfolio’s duration.

How did the Portfolio’s sector weightings change during the reporting period?

Aside from the rotation trade explained in the previous question, weightings for other sectors were stable during the reporting period.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, Mainstay VP MacKay Government Portfolio was underweight relative to the Bloomberg Barclays U.S. Government Bond Index in U.S. Treasury securities and overweight agency mortgage pass-through securities and agency debentures. As of the same date, the Portfolio had modest overweight positions in asset-backed securities, commercial mortgage-backed securities and corporate bonds. As of December 31, 2018, the Portfolio’s collective non-government exposure was roughly 9% of net assets. The Portfolio ended the reporting period with 4% of its assets in U.S. Treasury bills.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2018

	Principal Amount	Value
Long-Term Bonds 93.3%† Asset-Backed Securities 2.8%
Other Asset-Backed Securities 2.4%
PSNH Funding LLC Series 2018-1, Class A1 3.094%, due 2/1/26	$500,000	$502,911
Small Business Administration Participation Certificates
Series 2012-20L, Class 1 1.93%, due 12/1/32	568,355	545,068
Series 2014-20H, Class 1 2.88%, due 8/1/34	646,769	643,446
Series 2015-20G, Class 1 2.88%, due 7/1/35	1,585,672	1,560,189
Series 2014-20I, Class 1 2.92%, due 9/1/34	689,150	682,450
Series 2014-20C, Class 1 3.21%, due 3/1/34	1,261,944	1,276,242

		5,210,306

Utilities 0.4%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	797,118	826,953

Total Asset-Backed Securities (Cost $6,104,957)		6,037,259

Corporate Bonds 4.8%
Agriculture 0.5%
Altria Group, Inc. 2.85%, due 8/9/22	1,170,000	1,123,173

Electric 2.6%
Consolidated Edison Co. of New York, Inc. 3.222% (3 Month LIBOR + 0.40%), due 6/25/21 (a)	1,550,000	1,534,728
Duke Energy Florida Project Finance LLC 2.538%, due 9/1/31	1,900,000	1,770,212
PECO Energy Co. 1.70%, due 9/15/21	2,420,000	2,331,412

		5,636,352

Pipelines 0.6%
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	1,200,000	1,220,506

Real Estate Investment Trusts 1.1%
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	2,350,000	2,304,988

Total Corporate Bonds (Cost $10,591,100)		10,285,019

	Principal Amount	Value
Mortgage-Backed Securities 1.9%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.5%
BXP Trust Series 2017-GM, Class A 3.379%, due 6/13/39 (b)	$1,750,000	$1,708,331
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (b)	504,799	522,834
Wells Fargo Commercial Mortgage Trust Series 2018-1745, Class A 3.749%, due 6/15/36 (b)(c)	900,000	909,406

		3,140,571

Residential Mortgages (Collateralized Mortgage Obligations) 0.4%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 4.313%, due 8/25/36 (c)	163,853	150,930
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 3.08% (1 Year Treasury Constant Maturity Rate + 0.47%), due 2/25/42 (a)(b)(d)(e)(f)	781,226	727,931

		878,861

Total Mortgage-Backed Securities (Cost $4,117,934)		4,019,432

U.S. Government & Federal Agencies 83.8%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡ (g)
Series 360, Class 2, IO 5.00%, due 8/25/35	100,678	20,661
Series 361, Class 2 6.00%, due 10/25/35	21,281	5,309

		25,970

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 12.3%
2.50%, due 8/1/46	1,753,384	1,656,637
3.00%, due 2/1/46	3,546,375	3,469,695
3.00%, due 4/1/47	3,598,273	3,510,206
3.00%, due 12/1/47	989,941	965,255
3.50%, due 8/1/38	1,005,124	1,018,494
3.50%, due 1/1/43	804,208	811,421
3.50%, due 1/1/44	455,652	459,033
3.50%, due 11/1/46	1,436,376	1,440,762
3.50%, due 2/1/48	994,439	994,401
4.00%, due 12/1/41	354,297	364,538
4.00%, due 7/1/44	424,817	437,020
4.00%, due 2/1/45	1,951,149	2,008,609
4.00%, due 3/1/45	396,953	408,257
4.00%, due 1/1/46	287,387	295,393
4.00%, due 12/1/46	1,872,289	1,912,717

10	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.00%, due 2/1/48	$882,157	$900,076
4.00%, due 10/1/48	529,137	542,402
4.50%, due 3/1/41	433,569	453,673
4.50%, due 8/1/44	265,506	278,149
4.50%, due 12/1/44	1,177,118	1,231,423
4.50%, due 7/1/45	762,175	797,034
4.50%, due 4/1/46	119,350	125,070
4.50%, due 8/1/47	257,081	268,466
5.00%, due 11/1/41	1,478,504	1,568,380
6.50%, due 4/1/37	45,196	51,395

		25,968,506

Federal National Mortgage Association (Mortgage Pass-Through Securities) 25.8%
2.50%, due 1/1/57	925,751	867,487
3.00%, due 10/1/32	820,429	816,178
3.00%, due 9/1/46	2,485,155	2,417,877
3.00%, due 10/1/46	2,165,614	2,106,990
3.00%, due 2/1/57	884,834	854,175
3.00%, due 6/1/57	1,013,037	977,935
3.50%, due 2/1/43	1,938,228	1,957,425
3.50%, due 5/1/43	677,288	682,342
3.50%, due 7/1/43	648,747	653,883
3.50%, due 11/1/44	1,081,256	1,089,520
3.50%, due 3/1/45	1,140,788	1,146,161
3.50%, due 10/1/47	930,436	930,689
3.50%, due 2/1/48	1,028,569	1,028,537
4.00%, due 8/1/38	3,825,474	3,946,732
4.00%, due 11/1/43	1,909,175	1,980,454
4.00%, due 12/1/43	1,266,293	1,305,825
4.00%, due 1/1/46	1,167,806	1,200,441
4.00%, due 9/1/47	872,468	889,611
4.00%, due 8/1/48	2,378,745	2,425,347
4.00%, due 9/1/48	995,113	1,014,246
4.50%, due 2/1/41	3,221,672	3,386,256
4.50%, due 4/1/41	7,579,582	7,990,089
4.50%, due 8/1/42	1,424,631	1,493,241
4.50%, due 12/1/43	375,634	392,981
4.50%, due 8/1/44	1,671,114	1,750,134
5.00%, due 9/1/41	2,705,180	2,867,100
5.00%, due 10/1/41	2,431,246	2,583,253
5.50%, due 7/1/41	4,319,326	4,650,214
6.00%, due 4/1/37	14,475	15,148
6.00%, due 7/1/39	993,870	1,081,332
6.50%, due 10/1/39	176,034	205,178
6.50%, due 8/1/47	23,787	24,821

		54,731,602

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) 8.5%
3.00%, due 8/20/45	$1,812,945	$1,790,965
3.00%, due 6/20/46	1,033,441	1,008,977
3.50%, due 12/20/46	1,199,566	1,208,395
3.50%, due 8/20/47	897,365	903,324
4.00%, due 7/15/39	306,111	313,859
4.00%, due 9/20/40	1,129,994	1,164,246
4.00%, due 11/20/40	207,239	213,615
4.00%, due 1/15/41	1,365,913	1,408,319
4.00%, due 10/15/41	4,076,606	4,208,521
4.00%, due 6/20/47	1,234,228	1,253,497
4.50%, due 5/20/40	2,476,183	2,598,282
5.00%, due 4/15/34	419,035	443,957
5.00%, due 2/20/41	288,081	304,704
5.50%, due 6/15/33	629,587	675,881
5.50%, due 12/15/35	34,061	36,165
6.00%, due 8/15/32	107,776	117,269
6.00%, due 10/15/32	193,830	207,949
6.50%, due 7/15/28	23,701	25,979
6.50%, due 8/15/28	26,559	28,732
6.50%, due 7/15/32	103,005	117,998

		18,030,634

Overseas Private Investment Corporation 0.7%
5.142%, due 12/15/23	1,472,557	1,558,948

Tennessee Valley Authority 2.4%
4.65%, due 6/15/35	4,395,000	5,031,932

United States Treasury Notes 34.1%
1.625%, due 8/15/22	2,170,000	2,105,324
1.625%, due 5/15/26	380,000	354,855
1.75%, due 9/30/22	3,070,000	2,988,933
1.75%, due 5/15/23	500,000	484,492
2.00%, due 8/31/21	3,295,000	3,254,070
2.375%, due 4/30/20	18,700,000	18,650,328
2.375%, due 8/15/24	2,375,000	2,353,198
2.625%, due 7/31/20	12,150,000	12,164,713
2.75%, due 4/30/23	7,105,000	7,177,993
2.75%, due 7/31/23	845,000	854,011
2.75%, due 8/31/23	1,325,000	1,339,855
2.875%, due 10/31/20	8,030,000	8,080,187
3.00%, due 10/31/25	9,505,000	9,751,165
3.125%, due 11/15/28	2,700,000	2,800,617

		72,359,741

Total U.S. Government & Federal Agencies (Cost $176,632,039)		177,707,333

Total Long-Term Bonds (Cost $197,446,030)		198,049,043

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Short-Term Investments 6.5%
Affiliated Investment Company 2.5%
MainStay U.S. Government Liquidity Fund, 2.18% (h)	5,194,158	$5,194,158

Total Affiliated Investment Company (Cost $5,194,158)		5,194,158

	Principal Amount
U.S. Governments 4.0%
United States Treasury Bills (i)
2.28%, due 1/10/19	$4,000,000	3,997,762
2.35%, due 2/14/19	4,500,000	4,487,309

Total U.S. Governments (Cost $8,485,071)		8,485,071

Total Short-Term Investments (Cost $13,679,229)		13,679,229

Total Investments (Cost $211,125,259)	99.8%	211,728,272
Other Assets, Less Liabilities	0.2	399,683
Net Assets	100.0%	$212,127,955

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one—tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2018.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2018.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, the total market value of fair valued security was $727,931, which represented 0.3% of the Portfolio’s net assets.

(f)

Illiquid security—As of December 31, 2018, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $727,931, which represented 0.3% of the Portfolio’s net assets. (Unaudited)

(g)

Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(h)	Current yield as of December 31, 2018.

(i)	Interest rate shown represents yield to maturity.

The following abbreviations are used in the preceding pages:

IO—Interest Only

LIBOR—London Interbank Offered Rate

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$6,037,259	$—	$6,037,259
Corporate Bonds	—	10,285,019	—	10,285,019
Mortgage-Backed Securities (b)	—	3,291,501	727,931	4,019,432
U.S. Government & Federal Agencies	—	177,707,333	—	177,707,333

Total Long-Term Bonds	—	197,321,112	727,931	198,049,043

Short-Term Investments
Affiliated Investment Company	5,194,158	—	—	5,194,158
U.S. Governments	—	8,485,071	—	8,485,071

Total Short-Term Investments	5,194,158	8,485,071	—	13,679,229

Total Investments in Securities	$5,194,158	$205,806,183	$727,931	$211,728,272

12	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $727,931 is held in Residential Mortgages (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2018 (b)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$784,636	$516	$2,909	$27,009	$—	$(87,139)	$—	$—	$727,931	$21,516

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $205,931,101)	$206,534,114
Investment in affiliated investment company, at value (identified cost $5,194,158)	5,194,158
Receivables:
Dividends and interest	955,911
Fund shares sold	202,935

Total assets	212,887,118

Liabilities
Payables:
Fund shares redeemed	571,023
Manager (See Note 3)	87,958
Professional fees	36,594
NYLIFE Distributors (See Note 3)	32,980
Shareholder communication	15,251
Custodian	14,086
Trustees	222
Accrued expenses	1,049

Total liabilities	759,163

Net assets	$212,127,955

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$20,347
Additional paid-in capital	213,292,287

213,312,634
Total distributable earnings (loss)(1)	(1,184,679)

Net assets	$212,127,955

Initial Class
Net assets applicable to outstanding shares	$52,552,476

Shares of beneficial interest outstanding	5,010,699

Net asset value per share outstanding	$10.49

Service Class
Net assets applicable to outstanding shares	$159,575,479

Shares of beneficial interest outstanding	15,336,365

Net asset value per share outstanding	$10.41

(1)	See Note 10.

14	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Interest	$5,967,320
Dividends-affiliated	56,416

Total income	6,023,736

Expenses
Manager (See Note 3)	1,000,113
Distribution/Service—Service Class (See Note 3)	368,445
Professional fees	67,457
Shareholder communication	35,951
Custodian	19,872
Trustees	4,415
Miscellaneous	10,490

Total expenses	1,506,743

Net investment income (loss)	4,516,993

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Unaffiliated investment transactions	(3,158,012)
Futures transactions	(124,013)

Net realized gain (loss) on investments and futures transactions	(3,282,025)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(1,814,467)
Futures contracts	35,730

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,778,737)

Net realized and unrealized gain (loss) on investments and futures transactions	(5,060,762)

Net increase (decrease) in net assets resulting from operations	$(543,769)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,516,993	$4,796,635
Net realized gain (loss) on investments and futures transactions	(3,282,025)	(271,334)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,778,737)	(105,557)

Net increase (decrease) in net assets resulting from operations	(543,769)	4,419,744

Distributions to shareholders(1):
Initial Class	(1,328,914)
Service Class	(3,504,349)

	(4,833,263)

Dividends to shareholders from net investment income:
Initial Class		(1,584,771)
Service Class		(3,866,557)

		(5,451,328)

Total dividends and distributions to shareholders	(4,833,263)	(5,451,328)

Capital share transactions:
Net proceeds from sale of shares	51,139,306	15,194,689
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,833,263	5,451,328
Cost of shares redeemed	(50,505,924)	(58,713,143)

Increase (decrease) in net assets derived from capital share transactions	5,466,645	(38,067,126)

Net increase (decrease) in net assets	89,613	(39,098,710)

Net Assets
Beginning of year	212,038,342	251,137,052

End of year(2)	$212,127,955	$212,038,342

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $4,833,245 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

16	MainStay VP MacKay Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018		2017		2016		2015		2014

Net asset value at beginning of year	$10.78		$10.85		$10.99		$11.25		$11.13

Net investment income (loss) (a)	0.26		0.25		0.24		0.29		0.31

Net realized and unrealized gain (loss) on investments	(0.27)		(0.02)		(0.11)		(0.23)		0.21

Total from investment operations	(0.01)		0.23		0.13		0.06		0.52

Less dividends and distributions:

From net investment income	(0.28)		(0.30)		(0.27)		(0.32)		(0.36)

From net realized gain on investments	—		—		—		—		(0.04)

Total dividends and distributions	(0.28)		(0.30)		(0.27)		(0.32)		(0.40)

Net asset value at end of year	$10.49		$10.78		$10.85		$10.99		$11.25

Total investment return (b)	(0.06%)		2.11%		1.07%		0.53%		4.61%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.44%		2.29%		2.14	%(c)	2.54%		2.70%

Net expenses (d)	0.57%		0.56%		0.55	%(e)	0.55%		0.55%

Expenses (before waiver/reimbursement) (d)	0.57%		0.56%		0.56%		0.55%		0.55%

Portfolio turnover rate	92	% (f)	17	%(f)	64	%(f)	12	%(f)	7%

Net assets at end of year (in 000’s)	$52,552		$56,561		$64,930		$72,924		$83,172

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.13%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.56%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 80%, 5%, 19% and 11% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

	Year ended December 31,

Service Class	2018		2017		2016		2015		2014

Net asset value at beginning of year	$10.69		$10.76		$10.90		$11.16		$11.04

Net investment income (loss) (a)	0.23		0.22		0.21		0.26		0.27

Net realized and unrealized gain (loss) on investments	(0.26)		(0.03)		(0.11)		(0.23)		0.21

Total from investment operations	(0.03)		0.19		0.10		0.03		0.48

Less dividends and distributions:

From net investment income	(0.25)		(0.26)		(0.24)		(0.29)		(0.32)

From net realized gain on investments	—		—		—		—		(0.04)

Total dividends and distributions	(0.25)		(0.26)		(0.24)		(0.29)		(0.36)

Net asset value at end of year	$10.41		$10.69		$10.76		$10.90		$11.16

Total investment return (b)	(0.31%)		1.86%		0.82%		0.28%		4.35%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.19%		2.04%		1.89	%(c)	2.29%		2.45%

Net expenses (d)	0.82%		0.81%		0.80	%(e)	0.80%		0.80%

Expenses (before waiver/reimbursement) (d)	0.82%		0.81%		0.81%		0.80%		0.80%

Portfolio turnover rate	92	% (f)	17	%(f)	64	%(f)	12	%(f)	7%

Net assets at end of year (in 000’s)	$159,575		$155,477		$186,207		$178,259		$185,243

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.81%.
(f)	The portfolio turnover rates not including mortgage dollar rolls were 80%, 5%, 19% and 11% for the years ended December 31, 2018, 2017, 2016 and 2015, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Government Portfolio (formerly known as MainStay VP Government Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3 (B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

18	MainStay VP MacKay Government Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The

19

Notes to Financial Statements (continued)

methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by

20	MainStay VP MacKay Government Portfolio

the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2018, the Portfolio did not hold any repurchase agreements.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives.

The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2018, the Portfolio did not hold any futures contracts.

(I)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as

21

Notes to Financial Statements (continued)

collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio did not have any portfolio securities on loan.

(K)  Government Risk.  Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(124,013)	$(124,013)

Total Realized Gain (Loss)		$(124,013)	$(124,013)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$35,730	$35,730

Total Change in Unrealized Appreciation (Depreciation)		$35,730	$35,730

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long (a)	$7,915,055	$7,915,055

(a)	Positions were open one month during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the year ended December 31, 2018, the effective management fee rate was 0.50%.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $1,000,113.

22	MainStay VP MacKay Government Portfolio

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distrib-

utors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$—	$142,919	$(137,725)	$—	$—	$5,194	$56	$—	5,194

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$211,136,661	$2,352,308	$(1,760,697)	$591,611

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$4,540,418	$(6,316,708)	$—	$591,611	$(1,184,679)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $6,316,708 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$1,624	$4,693

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$4,833,263	$—	$5,451,328	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

23

Notes to Financial Statements (continued)

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of U.S. government securities were $176,574 and $178,639, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $2,948 and $6,510, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	489,359	$5,134,054
Shares issued to shareholders in reinvestment of dividends and distributions	129,327	1,328,914
Shares redeemed	(855,191)	(9,044,015)

Net increase (decrease)	(236,505)	$(2,581,047)

Year ended December 31, 2017:
Shares sold	186,155	$2,033,060
Shares issued to shareholders in reinvestment of dividends and distributions	146,904	1,584,771
Shares redeemed	(1,071,729)	(11,701,157)

Net increase (decrease)	(738,670)	$(8,083,326)

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	4,424,274	$46,005,252
Shares issued to shareholders in reinvestment of dividends and distributions	343,551	3,504,349
Shares redeemed	(3,972,245)	(41,461,909)

Net increase (decrease)	795,580	$8,047,692

Year ended December 31, 2017:
Shares sold	1,216,945	$13,161,629
Shares issued to shareholders in reinvestment of dividends and distributions	361,117	3,866,557
Shares redeemed	(4,349,541)	(47,011,986)

Net increase (decrease)	(2,771,479)	$(29,983,800)

Note 10–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP MacKay Government Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Government Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Government Portfolio (formerly known as MainStay VP Government Portfolio) (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Government Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay Shields in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among

26	MainStay VP MacKay Government Portfolio

other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and ongoing analysis of, and interactions with, MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life

Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay Shields believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged MacKay Shields’ continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and MacKay Shields and acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and

28	MainStay VP MacKay Government Portfolio

without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

29

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

30

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

31

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

32	MainStay VP MacKay Government Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

33

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP MacKay Government Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801642	MSVPG11-02/19 (NYLIAC) NI519

MainStay VP MacKay High Yield Corporate Bond Portfolio

(Formerly known as MainStay VP High Yield Corporate Bond Portfolio)

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]

Initial Class Shares	5/1/1995	–1.46%	4.16%	9.75%	0.59%
Service Class Shares	6/4/2003	–1.71	3.90	9.48	0.84

Benchmark Performance	One Year	Five Years	Ten Years

ICE BofA Merrill Lynch U.S. High Yield Constrained Index[2]	–2.27%	3.83%	11.02%
Credit Suisse High Yield Index[3]	–2.37	3.70	10.66
Morningstar High Yield Bond Category Average[4]	–2.59	2.71	9.25

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

2.

The ICE BofA Merrill Lynch U.S. High Yield Constrained Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The ICE BofA Merrill Lynch U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

Prior to May 1, 2018, the Credit Suisse High Yield Index was the Portfolio’s primary benchmark. The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher quality companies. These funds primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay High Yield Corporate Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$986.00	$2.95	$1,022.23	$3.01	0.59%

Service Class Shares	$1,000.00	$984.80	$4.20	$1,020.97	$4.28	0.84%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay High Yield Corporate Bond Portfolio

Portfolio Composition as of December 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of December 31, 2018 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 4.50%–6.50%, due 1/15/24–2/1/28

2.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%–5.875%, due 2/15/23–2/1/28

3.	Equinix, Inc., 5.375%–5.875%, due 1/1/22–5/15/27

4.	HCA, Inc., 5.00%–8.36%, due 2/15/22–9/1/28

5.	Exide Technologies
6.	Carlson Travel, Inc., 6.75%–9.50%, due 12/15/23–12/15/24

7.	Crown Castle International Corp., 5.25%, due 1/15/23

8.	Netflix, Inc., 4.875%–5.875%, due 2/15/22–11/15/28
9.	MSCI, Inc., 4.75%–5.75%, due 11/15/24–5/15/27

10.	DISH DBS Corp., 5.00%–7.75%, due 6/1/21–7/1/26

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay High Yield Corporate Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP MacKay High Yield Corporate Bond Portfolio returned –1.46% for Initial Class shares and –1.71% for Service Class shares. Over the same period, both share classes outperformed the –2.27% return of the ICE BofA Merrill Lynch U.S. High Yield Constrained Index,1 which is the Portfolio’s primary benchmark; the –2.37% return of the Credit Suisse High Yield Index,1 which was the Portfolio’s primary benchmark through April 30, 2018; and the –2.59% return of the Morningstar High Yield Bond Category Average.2

What factors affected the Portfolio’s performance relative to its primary benchmark during the reporting period?

During the reporting period, the Portfolio outperformed its benchmark because of a higher credit-quality bias as securities rated CCC3 underperformed the overall market, particularly during the fourth quarter of 2018. Security selection in the basic industry and consumer goods industries contributed positively to the Portfolio’s overall relative performance, as did select credits in the services industry. (Contributions take weightings and total returns into account.) Although energy was a positive contributor to the Portfolio’s absolute performance during the fourth quarter of 2018, the Portfolio’s energy holdings detracted from absolute and relative performance for the full reporting period.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2018, the Portfolio changed its name from MainStay VP High Yield Corporate Bond Portfolio to MainStay VP MacKay High Yield Corporate Bond Portfolio. For more information on this change, please refer to the supplement dated December 15, 2017. Effective May 1, 2018, the ICE BofA Merrill Lynch U.S. High Yield Constrained Index replaced the Credit Suisse High Yield Index as the Portfolio’s primary benchmark. The Portfolio selected the ICE BofA Merrill Lynch U.S. High Yield Constrained Index as its primary benchmark because it believes that this index is more reflective of its current investment style.

What was the Portfolio’s duration4 strategy during the reporting period?

The Portfolio is not managed to a duration strategy, and the Portfolio’s duration positioning is the result of our bottom-up investment process. As of December 31, 2018, the modified duration5 of the Portfolio was 3.8 years, about one-half year shorter than the duration of the ICE BofA Merrill Lynch U.S. High Yield Constrained Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Though there were challenging factors to contend with during the reporting period, such as increasing interest rates, slowing global growth and trade tensions, there were no significant changes to the Portfolio in 2018. Prior to the reporting period, we had improved the credit quality of the Portfolio because tighter spreads6 meant that the Portfolio would receive less compensation for taking on additional risk. This positioning benefited the Portfolio in 2018. Nevertheless, the Portfolio did make some minor adjustments during the reporting period. The Portfolio slightly reduced its exposure to energy and metals/mining, and we selectively added to Portfolio positions in the leisure and telecommunication industries.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

During the reporting period, the Portfolio’s strongest-performing industries on an absolute basis were basic industry, services and consumer goods. Within basic industry, aluminum company Aleris International was a top performer, and an underweight position in home builders also contributed positively to the Portfolio’s absolute performance. In the services sector, travel agency Carlson Wagonlit was a top performer during the reporting period. Underweight positions in segments of the service industry that were more levered also helped the Portfolio’s absolute performance. In consumer goods, food wholesaler C&S Group Enterprises and Spectrum Brands were the Portfolio’s top performers on an absolute basis. Security selection in the energy sector detracted from performance in

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar High Yield Bond Category Average.
3.

An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favor-able business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield.
6.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

8	MainStay VP MacKay High Yield Corporate Bond Portfolio

2018. Earlier in the year as oil prices were rising, gas prices remained flat, and the Portfolio’s exposure to gas companies detracted from absolute performance. In addition, the Portfolio’s positions related to the automotive sector were weighed down by concerns over trade disputes and tariffs.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio purchased new-issue bonds of T-Mobile. We believe that T-Mobile has strategically important assets and is growing free cash flow with moderate leverage relative to its peers. The Portfolio also purchased new-issue bonds of entertainment company Netflix, a large strategic company with a growing international subscriber base.

During the reporting period, the Portfolio reduced its exposure to the bonds of Avis Budget Group on concerns about relative value and the company’s use of increased leverage for share repurchases.

How did the Portfolio’s sector weightings change during the reporting period?

There were no material changes to the Portfolio’s sector/industry weightings during the reporting period. The Portfolio’s positions in energy and metals/mining were slightly reduced, and the Portfolio selectively added to its positions in the leisure and telecommunications industries.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, the Portfolio held overweight positions relative to the ICE BofA Merrill Lynch U.S. High Yield Constrained Index in automotive, basic industry and consumer goods. As of the same date, the Portfolio held underweight positions relative to the Index in energy, health care and technology. As of December 31, 2018, the Portfolio held an underweight position relative to the Index in securities rated CCC.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2018

	Principal Amount	Value
Long-Term Bonds 94.8%†
Convertible Bonds 1.0%
Auto Parts & Equipment 0.5%
Exide Technologies (a)(b)(c)(d)(e)
7.00% (7.00% PIK), due 4/30/25	$27,200,479	$11,043,395
7.25% (7.25% PIK), due 4/30/25	5,139,492	4,168,128

		15,211,523

Media 0.1%
DISH Network Corp. 3.375%, due 8/15/26	2,340,000	1,895,437

Real Estate Investment Trusts 0.4%
VEREIT, Inc. 3.75%, due 12/15/20	10,135,000	10,003,164

Total Convertible Bonds (Cost $42,526,917)		27,110,124

Corporate Bonds 92.2%
Advertising 1.0%
Lamar Media Corp.
5.375%, due 1/15/24	5,447,000	5,447,000
5.75%, due 2/1/26	5,965,000	6,039,562
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.25%, due 2/15/22	3,495,000	3,477,525
5.625%, due 2/15/24	12,030,000	11,849,550

		26,813,637

Aerospace & Defense 0.7%
TransDigm UK Holdings PLC 6.875%, due 5/15/26 (e)	1,000,000	952,500
TransDigm, Inc.
5.50%, due 10/15/20	5,780,000	5,736,650
6.00%, due 7/15/22	2,760,000	2,718,600
6.50%, due 7/15/24	2,000,000	1,945,000
6.50%, due 5/15/25	3,380,000	3,227,900
Triumph Group, Inc. 7.75%, due 8/15/25	5,595,000	4,937,588

		19,518,238

Apparel 0.2%
William Carter Co. 5.25%, due 8/15/21	5,380,000	5,353,100

Auto Manufacturers 1.5%
BCD Acquisition, Inc. 9.625%, due 9/15/23 (e)	6,625,000	6,807,187
Ford Holdings LLC 9.30%, due 3/1/30	6,970,000	8,155,598
J.B. Poindexter & Company, Inc. 7.125%, due 4/15/26 (e)	7,655,000	7,157,425

	Principal Amount	Value
Auto Manufacturers (continued)
McLaren Finance PLC 5.75%, due 8/1/22 (e)	$7,870,000	$7,120,776
Navistar International Corp. 6.625%, due 11/1/25 (e)	7,445,000	7,184,425
Wabash National Corp. 5.50%, due 10/1/25 (e)	5,822,000	4,985,088

		41,410,499

Auto Parts & Equipment 3.4%
Adient Global Holdings, Ltd. 4.875%, due 8/15/26 (e)	7,600,000	5,814,000
American Axle & Manufacturing, Inc.
6.25%, due 4/1/25	4,180,000	3,803,800
6.25%, due 3/15/26	3,715,000	3,334,213
6.50%, due 4/1/27	5,465,000	4,891,175
Dana Financing Luxembourg S.A.R.L. 5.75%, due 4/15/25 (e)	4,515,000	4,210,238
Exide Technologies 11.00% (4.00% Cash and 7.00% PIK), due 4/30/22 (a)(b)(c)(d)(e)	32,416,980	28,559,359
IHO Verwaltungs GmbH (b)(e)
4.125% (4.125% Cash or 4.875% PIK), due 9/15/21	8,210,000	7,799,500
4.50% (4.50% Cash or 5.25% PIK), due 9/15/23	7,735,000	7,077,525
4.75% (4.75% Cash or 5.5% PIK), due 9/15/26	6,450,000	5,595,375
Meritor, Inc. 6.25%, due 2/15/24	2,000,000	1,910,000
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (e)	6,640,000	6,750,113
Schaeffler Finance B.V. 4.75%, due 5/15/23 (e)	8,835,000	8,459,512
Tenneco, Inc. 5.00%, due 7/15/26	3,500,000	2,692,375
Titan International, Inc. 6.50%, due 11/30/23	4,320,000	3,866,400

		94,763,585

Banks 0.1%
Freedom Mortgage Corp. 8.125%, due 11/15/24 (e)	1,635,000	1,402,013
Provident Funding Associates, L.P. / PFG Finance Corp. 6.375%, due 6/15/25 (e)	1,160,000	1,044,000

		2,446,013

Building Materials 1.4%
BMC East LLC 5.50%, due 10/1/24 (e)	3,795,000	3,538,837
Gibraltar Industries, Inc. 6.25%, due 2/1/21	5,525,000	5,534,945

10	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials (continued)
James Hardie International Finance DAC (e)
4.75%, due 1/15/25	$3,850,000	$3,503,500
5.00%, due 1/15/28	6,030,000	5,155,650
Masonite International Corp. 5.75%, due 9/15/26 (e)	2,500,000	2,356,250
Summit Materials LLC / Summit Materials Finance Corp.
5.125%, due 6/1/25 (e)	3,270,000	2,975,700
6.125%, due 7/15/23	10,905,000	10,795,950
8.50%, due 4/15/22	3,860,000	4,033,700

		37,894,532

Chemicals 1.6%
Blue Cube Spinco LLC
9.75%, due 10/15/23	12,370,000	13,607,000
10.00%, due 10/15/25	7,575,000	8,559,750
Kissner Holdings, L.P. / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA 8.375%, due 12/1/22 (e)	6,100,000	6,069,500
NOVA Chemicals Corp. (e)
4.875%, due 6/1/24	3,000,000	2,707,500
5.25%, due 6/1/27	2,000,000	1,770,000
Olin Corp. 5.50%, due 8/15/22	3,261,000	3,293,610
PolyOne Corp. 5.25%, due 3/15/23	8,976,000	8,661,840

		44,669,200

Commercial Services 4.5%
Ashtead Capital, Inc. (e)
4.125%, due 8/15/25	1,035,000	947,025
4.375%, due 8/15/27	2,500,000	2,250,000
5.25%, due 8/1/26	1,500,000	1,447,500
5.625%, due 10/1/24	5,645,000	5,701,450
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, due 4/1/23	465,000	448,725
6.375%, due 4/1/24 (e)(f)	4,070,000	3,886,850
Cimpress N.V. 7.00%, due 6/15/26 (e)	5,739,000	5,509,440
Flexi-Van Leasing, Inc. 10.00%, due 2/15/23 (e)	8,885,000	7,196,850
Gartner, Inc. 5.125%, due 4/1/25 (e)	11,107,000	10,780,787
Graham Holdings Co. 5.75%, due 6/1/26 (e)	8,820,000	8,842,050
IHS Markit, Ltd. (e)
4.75%, due 2/15/25	4,580,000	4,505,575
5.00%, due 11/1/22	20,705,000	20,912,050

	Principal Amount	Value
Commercial Services (continued)
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, due 8/1/23 (e)	$4,615,000	$4,416,555
Matthews International Corp. 5.25%, due 12/1/25 (e)	3,865,000	3,594,450
Nielsen Co. Luxembourg S.A.R.L. (e)
5.00%, due 2/1/25	5,835,000	5,455,725
5.50%, due 10/1/21	1,340,000	1,326,600
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	3,000,000	2,962,500
5.00%, due 4/15/22 (e)	20,569,000	19,643,395
Ritchie Bros. Auctioneers, Inc. 5.375%, due 1/15/25 (e)	2,800,000	2,716,000
United Rentals North America, Inc.
4.875%, due 1/15/28	4,060,000	3,562,650
5.50%, due 5/15/27	2,239,000	2,076,673
6.50%, due 12/15/26	3,420,000	3,368,700
WEX, Inc. 4.75%, due 2/1/23 (e)	3,650,000	3,558,750

		125,110,300

Computers 0.2%
NCR Corp. 6.375%, due 12/15/23	6,300,000	6,104,700

Cosmetics & Personal Care 0.5%
Edgewell Personal Care Co.
4.70%, due 5/19/21	6,235,000	6,141,475
4.70%, due 5/24/22	8,070,000	7,767,375

		13,908,850

Distribution & Wholesale 0.1%
H&E Equipment Services, Inc. 5.625%, due 9/1/25	2,750,000	2,523,125

Diversified Financial Services 3.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.625%, due 10/30/20	1,740,000	1,752,141
5.00%, due 10/1/21	5,465,000	5,550,927
Credit Acceptance Corp.
6.125%, due 2/15/21	3,700,000	3,690,750
7.375%, due 3/15/23	6,530,000	6,660,600
Jefferies Finance LLC / JFIN Co-Issuer Corp. (e)
7.25%, due 8/15/24	3,955,000	3,658,375
7.50%, due 4/15/21	2,500,000	2,493,750
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. (e)
5.25%, due 3/15/22	6,685,000	6,501,163
5.875%, due 8/1/21	8,560,000	8,538,600
Lincoln Finance, Ltd. 7.375%, due 4/15/21 (e)	5,545,000	5,614,313

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Diversified Financial Services (continued)
LPL Holdings, Inc. 5.75%, due 9/15/25 (e)	$8,200,000	$7,687,500
Nationstar Mortgage Holdings, Inc. (e)
8.125%, due 7/15/23	3,000,000	2,925,000
9.125%, due 7/15/26	5,500,000	5,348,750
Ocwen Loan Servicing LLC 8.375%, due 11/15/22 (e)	4,025,000	3,864,000
Oxford Finance LLC / Oxford Finance Co-Issuer II, Inc. 6.375%, due 12/15/22 (e)	6,000,000	5,910,000
Quicken Loans, Inc. 5.25%, due 1/15/28 (e)	5,040,000	4,460,400
Springleaf Finance Corp. 7.125%, due 3/15/26	10,950,000	9,772,875
VFH Parent LLC / Orchestra Co-Issuer, Inc. 6.75%, due 6/15/22 (e)	7,900,000	7,678,563
Werner FinCo, L.P. / Werner FinCo, Inc. 8.75%, due 7/15/25 (e)	3,380,000	3,016,650

		95,124,357

Electric 2.0%
AES Corp. 5.50%, due 4/15/25	2,000,000	1,985,000
Calpine Corp. (e)
5.875%, due 1/15/24	6,485,000	6,355,300
6.00%, due 1/15/22	8,255,000	8,193,088
GABS Reliant (Escrow Claim) 9.681%, due 7/2/26 (a)(c)(d)(g)	11,280,000	5,460,648
GenOn Energy, Inc. (Escrow Claim) 9.50%, due 10/15/18 (a)(c)(d)(g)	19,471,000	7,251,000
GenOn Energy, Inc. / NRG Americas, Inc. 9.392% (3 Month LIBOR + 6.50%), due 12/1/23 (h)	9,266,086	9,080,764
NRG Energy, Inc.
6.25%, due 5/1/24	410,000	416,150
6.625%, due 1/15/27	7,000,000	7,052,500
RRI Energy, Inc. (Escrow Claim) 7.875%, due 6/15/49 (a)(c)(d)(g)	22,767,000	8,674,227

		54,468,677

Electrical Components & Equipment 0.3%
WESCO Distribution, Inc. 5.375%, due 12/15/21	7,160,000	7,070,500

Electrical Equipment 0.2%
Resideo Funding, Inc. 6.125%, due 11/1/26 (e)	5,125,000	5,048,125

Electronics 0.2%
Itron, Inc. 5.00%, due 1/15/26 (e)	6,365,000	5,823,975

	Principal Amount	Value
Engineering & Construction 0.5%
Tutor Perini Corp. 6.875%, due 5/1/25 (e)	$3,700,000	$3,441,000
Weekley Homes LLC / Weekley Finance Corp.
6.00%, due 2/1/23	7,219,000	6,749,765
6.625%, due 8/15/25	4,095,000	3,757,163

		13,947,928

Entertainment 1.2%
Boyne USA, Inc. 7.25%, due 5/1/25 (e)	3,620,000	3,737,650
Churchill Downs, Inc. 4.75%, due 1/15/28 (e)	4,565,000	4,129,955
GLP Capital, L.P. / GLP Financing II, Inc. 5.375%, due 4/15/26	1,660,000	1,641,757
International Game Technology PLC 6.25%, due 1/15/27 (e)	6,680,000	6,412,800
Jacobs Entertainment, Inc. 7.875%, due 2/1/24 (e)	2,193,000	2,258,790
Merlin Entertainments PLC 5.75%, due 6/15/26 (e)	8,700,000	8,591,250
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 6.125%, due 8/15/21 (e)	7,923,000	7,685,310

		34,457,512

Food 2.3%
B&G Foods, Inc.
4.625%, due 6/1/21	3,130,000	3,051,750
5.25%, due 4/1/25	9,562,000	8,892,660
C&S Group Enterprises LLC 5.375%, due 7/15/22 (e)	17,633,000	16,883,597
Ingles Markets, Inc. 5.75%, due 6/15/23	4,130,000	4,078,375
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (e)	7,240,000	6,878,000
Land O’Lakes, Inc. 6.00%, due 11/15/22 (e)	7,880,000	8,223,955
Land O’Lakes Capital Trust I 7.45%, due 3/15/28 (e)	5,130,000	5,296,725
Simmons Foods, Inc. 7.75%, due 1/15/24 (e)	1,400,000	1,407,000
TreeHouse Foods, Inc. 6.00%, due 2/15/24 (e)(f)	9,045,000	8,954,550

		63,666,612

Forest Products & Paper 1.3%
Mercer International, Inc.
5.50%, due 1/15/26	1,250,000	1,118,750
6.50%, due 2/1/24	6,005,000	5,869,887
7.375%, due 1/15/25 (e)	4,000,000	3,990,000
7.75%, due 12/1/22	104,000	107,120

12	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Forest Products & Paper (continued)
Schweitzer-Mauduit International, Inc. 6.875%, due 10/1/26 (e)	$5,900,000	$5,546,000
Smurfit Kappa Treasury Funding DAC 7.50%, due 11/20/25	15,843,000	18,076,863

		34,708,620

Gas 0.9%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.50%, due 5/20/25	2,050,000	1,875,750
5.625%, due 5/20/24	7,385,000	6,978,825
5.75%, due 5/20/27	5,455,000	4,827,675
5.875%, due 8/20/26	6,495,000	5,926,688
Rockpoint Gas Storage Canada, Ltd. 7.00%, due 3/31/23 (e)	5,100,000	4,794,000

		24,402,938

Health Care—Products 0.5%
Hill-Rom Holdings, Inc. 5.75%, due 9/1/23 (e)	4,705,000	4,705,000
Hologic, Inc. (e)
4.375%, due 10/15/25	4,080,000	3,794,400
4.625%, due 2/1/28	3,000,000	2,700,000
Teleflex, Inc. 4.625%, due 11/15/27	2,275,000	2,110,063

		13,309,463

Health Care—Services 5.5%
Acadia Healthcare Co., Inc.
5.625%, due 2/15/23	9,512,000	9,012,620
6.50%, due 3/1/24	1,865,000	1,799,725
AHP Health Partners, Inc. 9.75%, due 7/15/26 (e)	3,210,000	3,250,125
Catalent Pharma Solutions, Inc. 4.875%, due 1/15/26 (e)	4,890,000	4,633,275
Centene Corp.
4.75%, due 1/15/25	4,605,000	4,397,775
5.375%, due 6/1/26 (e)	3,885,000	3,778,163
5.625%, due 2/15/21	5,305,000	5,318,262
6.125%, due 2/15/24	6,315,000	6,464,981
Charles River Laboratories International, Inc. 5.50%, due 4/1/26 (e)	6,680,000	6,579,800
Eagle Holding Co. II LLC 7.625% (7.625% Cash or 8.375% PIK), due 5/15/22 (b)(e)	3,000,000	2,865,000
HCA, Inc.
5.00%, due 3/15/24	8,637,000	8,550,630
5.25%, due 4/15/25	7,985,000	7,945,075
5.25%, due 6/15/26	2,875,000	2,853,438
5.375%, due 2/1/25	2,320,000	2,262,000

	Principal Amount	Value
Health Care—Services (continued)
HCA, Inc. (continued)
5.625%, due 9/1/28	$1,060,000	$1,022,900
5.875%, due 3/15/22	5,130,000	5,258,250
5.875%, due 5/1/23	4,800,000	4,860,000
5.875%, due 2/15/26	7,205,000	7,168,975
7.50%, due 2/15/22	1,570,000	1,668,125
7.58%, due 9/15/25	1,770,000	1,876,200
7.69%, due 6/15/25	9,195,000	9,792,675
8.36%, due 4/15/24	1,020,000	1,122,000
HealthSouth Corp. 5.75%, due 11/1/24	5,980,000	5,920,200
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (e)	17,210,000	16,048,325
Polaris Intermediate Corp. 8.50% (8.50% PIK), due 12/1/22 (b)(e)	7,145,000	6,517,097
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. 9.75%, due 12/1/26 (e)	5,605,000	5,310,738
Syneos Health, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc. 7.50%, due 10/1/24 (e)	900,000	936,000
Tenet Healthcare Corp.
7.50%, due 1/1/22 (e)	1,785,000	1,811,775
8.125%, due 4/1/22	6,055,000	6,070,137
WellCare Health Plans, Inc.
5.25%, due 4/1/25	4,455,000	4,287,938
5.375%, due 8/15/26 (e)	2,380,000	2,296,700

		151,678,904

Home Builders 2.5%
Ashton Woods USA LLC / Ashton Woods Finance Co. (e)
6.75%, due 8/1/25	2,237,000	1,946,190
6.875%, due 2/15/21	6,815,000	6,542,400
Brookfield Residential Properties, Inc. (e)
6.375%, due 5/15/25	3,520,000	3,212,000
6.50%, due 12/15/20	12,995,000	12,978,756
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (e)	4,100,000	3,874,500
Century Communities, Inc.
5.875%, due 7/15/25	3,100,000	2,728,000
6.875%, due 5/15/22	10,140,000	9,810,450
M/I Homes, Inc. 5.625%, due 8/1/25	3,000,000	2,745,000
Mattamy Group Corp. 6.50%, due 10/1/25 (e)	5,010,000	4,483,950
New Home Co., Inc. 7.25%, due 4/1/22	5,400,000	4,900,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
Shea Homes, L.P. / Shea Homes Funding Corp. (e)
5.875%, due 4/1/23	$945,000	$852,863
6.125%, due 4/1/25	11,175,000	9,889,875
Taylor Morrison Communities, Inc. / Taylor Morrison Holdings II, Inc. 5.25%, due 4/15/21 (e)	968,000	958,320
Williams Scotsman International, Inc. 7.875%, due 12/15/22 (e)	4,935,000	4,823,962

		69,746,766

Household Products & Wares 0.9%
Prestige Brands, Inc. 6.375%, due 3/1/24 (e)	12,915,000	12,462,975
Spectrum Brands, Inc.
5.75%, due 7/15/25	5,540,000	5,261,338
6.625%, due 11/15/22	6,590,000	6,672,375

		24,396,688

Insurance 1.1%
American Equity Investment Life Holding Co. 5.00%, due 6/15/27	8,145,000	7,941,005
Fairfax Financial Holdings, Ltd. 8.30%, due 4/15/26	4,645,000	5,506,770
Fidelity & Guaranty Life Holdings, Inc. 5.50%, due 5/1/25 (e)	5,000,000	4,776,500
HUB International, Ltd. 7.00%, due 5/1/26 (e)	3,000,000	2,707,500
MGIC Investment Corp. 5.75%, due 8/15/23	9,545,000	9,497,275
Radian Group, Inc. 4.50%, due 10/1/24	1,000,000	906,250

		31,335,300

Internet 1.8%
Cogent Communications Group, Inc. 5.375%, due 3/1/22 (e)	2,870,000	2,848,475
Netflix, Inc.
4.875%, due 4/15/28	1,692,000	1,543,950
5.50%, due 2/15/22	7,455,000	7,520,231
5.75%, due 3/1/24	10,899,000	11,048,861
5.875%, due 2/15/25	3,320,000	3,349,050
5.875%, due 11/15/28 (e)	8,800,000	8,550,960
Symantec Corp. 5.00%, due 4/15/25 (e)	2,755,000	2,569,526
VeriSign, Inc.
4.75%, due 7/15/27	4,900,000	4,595,220
5.25%, due 4/1/25	9,025,000	8,934,750

		50,961,023

	Principal Amount	Value
Investment Company 0.5%
FS Energy & Power Fund 7.50%, due 8/15/23 (e)	$15,035,000	$14,283,250

Iron & Steel 1.1%
Allegheny Ludlum LLC 6.95%, due 12/15/25	7,400,000	7,215,000
Allegheny Technologies, Inc. 7.875%, due 8/15/23	4,428,000	4,516,560
Big River Steel LLC / BRS Finance Corp. 7.25%, due 9/1/25 (e)	18,724,000	18,583,570

		30,315,130

Leisure Time 1.8%
Brunswick Corp. 4.625%, due 5/15/21 (e)	5,900,000	5,794,307
Carlson Travel, Inc. (e)
6.75%, due 12/15/23	21,868,000	21,075,285
9.50%, due 12/15/24	15,663,000	14,214,172
Vista Outdoor, Inc. 5.875%, due 10/1/23	8,369,000	7,615,790

		48,699,554

Lodging 1.9%
Boyd Gaming Corp.
6.00%, due 8/15/26	9,000,000	8,415,000
6.375%, due 4/1/26	1,935,000	1,872,112
Choice Hotels International, Inc. 5.75%, due 7/1/22	8,283,000	8,448,660
Hilton Domestic Operating Co., Inc. 5.125%, due 5/1/26 (e)	9,940,000	9,542,400
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.75%, due 11/15/21 (e)	6,500,000	6,565,000
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, due 9/15/26 (e)	9,856,000	9,511,040
MGM Resorts International 5.75%, due 6/15/25	7,680,000	7,411,200

		51,765,412

Machinery—Diversified 0.6%
Briggs & Stratton Corp. 6.875%, due 12/15/20	5,030,000	5,111,738
Stevens Holding Co., Inc. 6.125%, due 10/1/26 (e)	4,200,000	4,137,000
Tennant Co. 5.625%, due 5/1/25	6,770,000	6,380,725

		15,629,463

Media 7.6%
Altice Financing S.A. 7.50%, due 5/15/26 (e)	4,965,000	4,530,563
Altice France S.A. (e)
6.25%, due 5/15/24	6,100,000	5,688,250
7.375%, due 5/1/26	7,000,000	6,422,500

14	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Block Communications, Inc. 6.875%, due 2/15/25 (e)	$11,455,000	$11,483,637
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00%, due 2/1/28 (e)	15,120,000	13,910,400
5.125%, due 2/15/23	5,130,000	5,001,750
5.125%, due 5/1/23 (e)	4,500,000	4,376,250
5.125%, due 5/1/27 (e)	12,000,000	11,176,800
5.375%, due 5/1/25 (e)	1,961,000	1,880,109
5.75%, due 1/15/24	4,118,000	4,076,820
5.75%, due 2/15/26 (e)	5,090,000	4,988,200
5.875%, due 4/1/24 (e)	8,005,000	7,964,975
5.875%, due 5/1/27 (e)	2,850,000	2,764,500
CSC Holdings LLC 5.375%, due 7/15/23 (e)	6,840,000	6,670,368
DISH DBS Corp.
5.00%, due 3/15/23	1,600,000	1,332,000
5.875%, due 7/15/22	10,915,000	10,041,800
5.875%, due 11/15/24	10,325,000	8,311,625
6.75%, due 6/1/21	7,000,000	6,927,900
7.75%, due 7/1/26	5,340,000	4,418,850
Meredith Corp. 6.875%, due 2/1/26 (e)	12,640,000	12,355,600
Midcontinent Communications / Midcontinent Finance Corp. 6.875%, due 8/15/23 (e)	5,505,000	5,642,625
Quebecor Media, Inc. 5.75%, due 1/15/23	15,647,000	15,725,235
Sirius XM Radio, Inc. 5.00%, due 8/1/27 (e)	1,580,000	1,443,725
Sterling Entertainment Enterprises LLC 10.25%, due 1/15/25 (a)(c)(d)(i)	7,000,000	7,367,500
Videotron, Ltd.
5.00%, due 7/15/22	4,865,000	4,840,675
5.125%, due 4/15/27 (e)	5,890,000	5,566,050
5.375%, due 6/15/24 (e)	11,450,000	11,335,500
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	22,552,000	22,418,943

		208,663,150

Metal Fabricate & Hardware 1.7%
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, due 12/15/23 (e)	15,490,000	14,986,575
Novelis Corp. (e)
5.875%, due 9/30/26	17,925,000	15,863,625
6.25%, due 8/15/24	7,885,000	7,411,900
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (e)	5,640,000	5,061,900

	Principal Amount	Value
Metal Fabricate & Hardware (continued)
Park-Ohio Industries, Inc. 6.625%, due 4/15/27	$5,325,000	$5,058,750

		48,382,750

Mining 2.0%
Alcoa Nederland Holding B.V. (e)
6.75%, due 9/30/24	2,765,000	2,806,475
7.00%, due 9/30/26	5,745,000	5,859,900
Constellium N.V. (e)
5.875%, due 2/15/26	3,350,000	2,981,500
6.625%, due 3/1/25	1,650,000	1,530,375
First Quantum Minerals, Ltd. 7.25%, due 4/1/23 (e)	5,480,000	4,822,400
Freeport McMoRan, Inc. 6.875%, due 2/15/23	21,495,000	22,166,719
Hecla Mining Co. 6.875%, due 5/1/21	11,642,000	11,409,160
Joseph T. Ryerson & Son, Inc. 11.00%, due 5/15/22 (e)	2,450,000	2,468,375

		54,044,904

Miscellaneous—Manufacturing 0.9%
Amsted Industries, Inc. 5.00%, due 3/15/22 (e)	3,465,000	3,369,713
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (e)	8,205,000	8,040,900
EnPro Industries, Inc. 5.75%, due 10/15/26 (e)	2,160,000	2,084,400
FXI Holdings, Inc. 7.875%, due 11/1/24 (e)	1,750,000	1,500,625
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (e)	5,355,000	5,247,900
Koppers, Inc. 6.00%, due 2/15/25 (e)	5,850,000	5,148,000

		25,391,538

Oil & Gas 7.0%
Ascent Resources Utica Holdings LLC / ARU Finance Corp. (e)
7.00%, due 11/1/26	4,500,000	4,072,500
10.00%, due 4/1/22	4,206,000	4,301,897
California Resources Corp.
5.00%, due 1/15/20	6,330,000	5,570,400
8.00%, due 12/15/22 (e)	16,305,000	11,046,637
Callon Petroleum Co. 6.125%, due 10/1/24	8,080,000	7,514,400
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp. 7.625%, due 1/15/22	2,815,000	2,273,112
CNX Resources Corp. 5.875%, due 4/15/22	6,895,000	6,619,200

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Comstock Escrow Corp. 9.75%, due 8/15/26 (e)	$18,440,000	$15,581,800
Continental Resources, Inc. 5.00%, due 9/15/22	4,799,000	4,764,950
Energy Ventures Gom LLC / EnVen Finance Corp. 11.00%, due 2/15/23 (e)	4,020,000	4,301,400
Gulfport Energy Corp.
6.00%, due 10/15/24	13,395,000	11,854,575
6.375%, due 5/15/25	8,000,000	7,080,000
6.375%, due 1/15/26	3,070,000	2,655,550
Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp. 5.625%, due 2/15/26 (e)	3,300,000	3,192,750
Matador Resources Co. 5.875%, due 9/15/26	7,410,000	6,817,200
Moss Creek Resources Holdings, Inc. 7.50%, due 1/15/26 (e)	6,035,000	5,220,275
Murphy Oil Corp. 6.875%, due 8/15/24	3,315,000	3,297,087
Murphy Oil USA, Inc.
5.625%, due 5/1/27	2,395,000	2,299,200
6.00%, due 8/15/23	7,150,000	7,185,750
Newfield Exploration Co.
5.625%, due 7/1/24	6,000,000	6,075,000
5.75%, due 1/30/22	3,715,000	3,752,150
Oasis Petroleum, Inc. 6.875%, due 3/15/22	1,401,000	1,320,443
Parsley Energy LLC / Parsley Finance Corp. (e)
5.25%, due 8/15/25	4,140,000	3,746,700
5.625%, due 10/15/27	3,000,000	2,726,250
PDC Energy, Inc. 6.125%, due 9/15/24	5,890,000	5,448,250
PetroQuest Energy, Inc. 10.00%, due 2/15/21 (d)(g)(j)	20,413,675	5,817,897
QEP Resources, Inc. 5.625%, due 3/1/26	3,000,000	2,490,000
Range Resources Corp.
5.75%, due 6/1/21	6,610,000	6,395,175
5.875%, due 7/1/22	7,225,000	6,683,125
Rex Energy, Corp. (Escrow Claim) 8.00%, due 10/1/20 (d)(g)(i)	40,580,000	495,076
Southwestern Energy Co. 7.50%, due 4/1/26	7,525,000	7,111,125
SRC Energy, Inc. 6.25%, due 12/1/25	8,490,000	7,046,700
Talos Production LLC / Talos Production Finance, Inc. 11.00%, due 4/3/22	8,123,857	7,798,903

	Principal Amount	Value
Oil & Gas (continued)
Transocean Pontus, Ltd. 6.125%, due 8/1/25 (e)	$2,000,000	$1,930,000
Ultra Resources, Inc. 6.875%, due 4/15/22 (e)	9,675,000	3,386,250
Whiting Petroleum Corp. 6.625%, due 1/15/26	4,000,000	3,430,000
WPX Energy, Inc. 6.00%, due 1/15/22	2,184,000	2,123,940

		193,425,667

Oil & Gas Services 0.6%
Bristow Group, Inc. 8.75%, due 3/1/23 (e)	2,300,000	1,644,500
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	13,290,000	11,695,200
Nine Energy Service, Inc. 8.75%, due 11/1/23 (e)	4,365,000	4,146,750

		17,486,450

Packaging & Containers 0.1%
OI European Group B.V. 4.00%, due 3/15/23 (e)	2,000,000	1,870,000

Pharmaceuticals 1.1%
Bausch Health Cos., Inc. 5.50%, due 11/1/25 (e)	6,710,000	6,257,075
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 7/15/23 (e)	2,700,000	2,058,750
Endo Finance LLC / Endo Finco, Inc. (e)
5.375%, due 1/15/23	2,585,000	1,964,600
7.25%, due 1/15/22	2,455,000	2,123,575
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc. 6.00%, due 2/1/25 (e)	6,550,000	4,699,625
Valeant Pharmaceuticals International (e)
8.50%, due 1/31/27	1,675,000	1,624,750
9.25%, due 4/1/26	12,485,000	12,485,000

		31,213,375

Pipelines 4.3%
Andeavor Logistics, L.P. / Tesoro Logistics Finance Corp.
6.25%, due 10/15/22	524,000	534,480
6.375%, due 5/1/24	2,440,000	2,519,300
ANR Pipeline Co.
7.375%, due 2/15/24	395,000	435,805
9.625%, due 11/1/21	5,950,000	6,895,083
Antero Midstream Partners, L.P. / Antero Midstream Finance Corp. 5.375%, due 9/15/24	3,810,000	3,552,825

16	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Cheniere Corpus Christi Holdings LLC 5.875%, due 3/31/25	$5,295,000	$5,268,525
Cheniere Energy Partners, L.P.
5.25%, due 10/1/25	4,630,000	4,317,475
5.625%, due 10/1/26 (e)	4,600,000	4,301,000
CNX Midstream Partners L.P. / CNX Midstream Finance Corp. 6.50%, due 3/15/26 (e)	4,060,000	3,857,000
Delek Logistics Partners L.P. / Delek Logistics Finance Corp. 6.75%, due 5/15/25	3,075,000	2,982,750
Genesis Energy, L.P. / Genesis Energy Finance Corp. 6.75%, due 8/1/22	11,065,000	10,788,375
Holly Energy Partners, L.P. / Holly Energy Finance Corp. 6.00%, due 8/1/24 (e)	6,340,000	6,213,200
MPLX, L.P.
4.875%, due 12/1/24	5,790,000	5,893,820
4.875%, due 6/1/25	9,383,000	9,468,973
NGPL PipeCo LLC (e)
4.375%, due 8/15/22	2,500,000	2,431,250
4.875%, due 8/15/27	5,280,000	4,976,400
Northwest Pipeline LLC 7.125%, due 12/1/25	2,195,000	2,450,190
NuStar Logistics, L.P. 6.75%, due 2/1/21	6,125,000	6,170,937
Rockies Express Pipeline LLC 6.00%, due 1/15/19 (e)	4,463,000	4,463,000
Sabine Pass Liquefaction LLC 5.875%, due 6/30/26	6,485,000	6,866,345
SemGroup Corp.
6.375%, due 3/15/25	3,001,000	2,768,422
7.25%, due 3/15/26	885,000	827,475
Tallgrass Energy Partners, L.P. / Tallgrass Energy Finance Corp. 5.50%, due 9/15/24 (e)	9,560,000	9,392,700
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.875%, due 4/15/26 (e)	5,915,000	5,752,337
TransMontaigne Partners, L.P. / TLP Finance Corp. 6.125%, due 2/15/26	5,855,000	5,240,225

		118,367,892

Real Estate 1.1%
CBRE Services, Inc. 5.25%, due 3/15/25	2,295,000	2,390,748
Howard Hughes Corp. 5.375%, due 3/15/25 (e)	9,580,000	9,005,200

	Principal Amount	Value
Real Estate (continued)
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	$7,505,000	$7,017,175
Newmark Group, Inc. 6.125%, due 11/15/23 (e)	5,790,000	5,701,307
Realogy Group LLC / Realogy Co-Issuer Corp. 4.875%, due 6/1/23 (e)	7,181,000	6,247,470

		30,361,900

Real Estate Investment Trusts 4.5%
Crown Castle International Corp. 5.25%, due 1/15/23	32,390,000	33,634,553
CTR Partnership LP / CareTrust Capital Corp. 5.25%, due 6/1/25	3,500,000	3,368,750
Equinix, Inc.
5.375%, due 1/1/22	5,715,000	5,757,863
5.375%, due 4/1/23	10,555,000	10,502,225
5.375%, due 5/15/27	16,245,000	15,879,487
5.75%, due 1/1/25	8,740,000	8,805,550
5.875%, due 1/15/26	13,853,000	13,956,897
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc.
4.50%, due 9/1/26	2,000,000	1,810,000
4.50%, due 1/15/28	2,220,000	1,942,500
5.625%, due 5/1/24	19,120,000	18,928,800
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.00%, due 10/15/27	6,070,000	5,550,256
Starwood Property Trust, Inc. 5.00%, due 12/15/21	3,755,000	3,689,288

		123,826,169

Retail 3.8%
Asbury Automotive Group, Inc. 6.00%, due 12/15/24	16,585,000	15,880,137
Beacon Roofing Supply, Inc. 4.875%, due 11/1/25 (e)	9,070,000	7,970,262
Cumberland Farms, Inc. 6.75%, due 5/1/25 (e)	6,010,000	6,040,050
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. 8.00%, due 6/1/21 (e)	13,440,000	13,372,800
Group 1 Automotive, Inc.
5.00%, due 6/1/22	6,735,000	6,381,412
5.25%, due 12/15/23 (e)	3,595,000	3,334,363
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC (e)
4.75%, due 6/1/27	5,275,000	4,905,750
5.00%, due 6/1/24	10,600,000	10,229,000
5.25%, due 6/1/26	7,500,000	7,256,250

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
KGA Escrow, LLC 7.50%, due 8/15/23 (e)	$3,460,000	$3,408,100
L Brands, Inc.
5.25%, due 2/1/28	2,035,000	1,739,925
5.625%, due 2/15/22	4,330,000	4,313,763
6.694%, due 1/15/27	4,399,000	4,091,070
Men’s Wearhouse, Inc. 7.00%, due 7/1/22	759,000	762,795
Penske Automotive Group, Inc. 5.75%, due 10/1/22	6,670,000	6,653,325
Rite Aid Corp. 6.125%, due 4/1/23 (e)	10,050,000	7,939,500

		104,278,502

Semiconductors 0.3%
Micron Technology, Inc. 5.50%, due 2/1/25	7,643,000	7,480,586

Software 3.6%
ACI Worldwide, Inc. 5.75%, due 8/15/26 (e)	4,405,000	4,327,913
Ascend Learning LLC 6.875%, due 8/1/25 (e)	8,215,000	7,865,862
CDK Global, Inc. 5.875%, due 6/15/26	9,000,000	9,036,450
Donnelley Financial Solutions, Inc. 8.25%, due 10/15/24	7,530,000	7,473,525
Fair Isaac Corp. 5.25%, due 5/15/26 (e)	2,910,000	2,815,425
First Data Corp. 5.00%, due 1/15/24 (e)	2,045,000	1,968,313
IQVIA, Inc. 5.00%, due 10/15/26 (e)	9,792,000	9,351,360
MSCI, Inc. (e)
4.75%, due 8/1/26	3,570,000	3,382,575
5.25%, due 11/15/24	7,312,000	7,275,440
5.375%, due 5/15/27	5,730,000	5,608,237
5.75%, due 8/15/25	15,590,000	15,706,925
Open Text Corp. 5.875%, due 6/1/26 (e)	5,085,000	4,983,300
PTC, Inc. 6.00%, due 5/15/24	14,350,000	14,421,750
RP Crown Parent LLC 7.375%, due 10/15/24 (e)	4,102,000	4,132,765

		98,349,840

Telecommunications 6.9%
Anixter, Inc. 5.125%, due 10/1/21	2,425,000	2,418,938
CenturyLink, Inc. 5.80%, due 3/15/22	9,925,000	9,552,812

	Principal Amount	Value
Telecommunications (continued)
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (e)	$11,910,000	$11,850,450
Frontier Communications Corp.
10.50%, due 9/15/22	6,830,000	4,746,850
11.00%, due 9/15/25	11,200,000	6,971,440
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	7,035,000	6,445,819
6.50%, due 6/15/19	4,000,000	4,035,000
6.625%, due 8/1/26	6,460,000	5,918,975
7.625%, due 6/15/21	10,195,000	10,577,312
Inmarsat Finance PLC 4.875%, due 5/15/22 (e)	6,750,000	6,364,575
Level 3 Financing, Inc. 5.625%, due 2/1/23	4,000,000	3,930,000
Level 3 Parent LLC 5.75%, due 12/1/22	1,920,000	1,886,400
QualityTech, L.P. / QTS Finance Corp. 4.75%, due 11/15/25 (e)	6,500,000	6,077,500
Sprint Capital Corp. 6.875%, due 11/15/28	24,130,000	22,802,850
Sprint Communications, Inc.
7.00%, due 3/1/20 (e)	12,085,000	12,387,125
9.25%, due 4/15/22	3,188,000	3,642,290
Sprint Corp. 7.875%, due 9/15/23	5,880,000	6,034,350
T-Mobile USA, Inc.
4.50%, due 2/1/26	5,345,000	4,904,038
4.75%, due 2/1/28	9,585,000	8,674,425
5.125%, due 4/15/25	7,520,000	7,303,800
5.375%, due 4/15/27	9,500,000	9,167,500
6.00%, due 4/15/24	6,840,000	6,840,000
6.375%, due 3/1/25	9,700,000	9,797,000
6.50%, due 1/15/24	7,505,000	7,673,862
6.50%, due 1/15/26	9,450,000	9,639,000

		189,642,311

Textiles 0.3%
Eagle Intermediate Global Holding B.V. / Ruyi U.S. Finance LLC 7.50%, due 5/1/25 (e)	9,635,000	9,013,543

Toys, Games & Hobbies 0.4%
Mattel, Inc. 6.75%, due 12/31/25 (e)	12,000,000	10,706,280

Trucking & Leasing 0.3%
Fortress Transportation & Infrastructure Investors LLC 6.75%, due 3/15/22 (e)	8,000,000	8,020,000

Total Corporate Bonds (Cost $2,655,409,736)		2,541,880,833

18	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments 1.6%
Auto Parts & Equipment 0.1%
Dealer Tire LLC 2018 Term Loan B 8.022% (1 Month LIBOR + 5.50%), due 12/4/25 (h)	$2,865,000	$2,721,750

Banks 0.3%
Jane Street Group LLC 2018 Term Loan B 5.527% (3 Month LIBOR + 3.00%), due 8/25/22 (c)(h)	7,296,293	7,095,644
VFH Parent LLC 2018 Term Loan 5.554% (3 Month LIBOR + 2.75%), due 12/30/21 (h)	1,341,246	1,324,481

		8,420,125

Household Products & Wares 0.0%‡
Prestige Brands, Inc. Term Loan B4 4.522% (1 Month LIBOR + 2.00%), due 1/26/24 (h)	1,382,357	1,324,470

Media 0.1%
Charter Communications Operating LLC 2017 Term Loan B 4.53% (1 Month LIBOR + 2.00%), due 4/30/25 (h)	2,475,000	2,366,100

Mining, Steel, Iron & Non-Precious Metals 0.1%
Aleris International, Inc. 2018 Term Loan 7.245% (2 Month LIBOR + 4.75%), due 2/27/23 (h)	2,985,000	2,950,174

Oil & Gas 0.2%
PetroQuest Energy, Inc. Term Loan Note 10.00%, due 10/17/20 (a)(d)	5,000,000	5,000,000

Retail Stores 0.6%
Bass Pro Group LLC Term Loan B 7.522% (1 Month LIBOR + 5.00%), due 9/25/24 (h)	18,473,880	17,642,556

Software 0.0%‡
RP Crown Parent LLC 2016 Term Loan B TBD, due 10/12/23	400,000	383,500

	Principal Amount	Value
Transportation 0.2%
Commercial Barge Line Co. 2015 1st Lien Term Loan 11.272% (1 Month LIBOR + 8.75%), due 11/12/20 (h)	$5,780,342	$4,161,846

Total Loan Assignments (Cost $46,102,892)		44,970,521

Total Long-Term Bonds (Cost $2,744,039,545)		2,613,961,478

	Shares
Common Stocks 0.6%
Auto Parts & Equipment 0.1%
American Tire Distributors, Inc. (a)(c)(d)	44,740	741,789
Exide Technologies (a)(c)(d)(e)(i)(k)	612,830	1,452,408

		2,194,197

Media 0.0%‡
ION Media Networks, Inc. (a)(c)(d)(i)	725	448,985

Metals & Mining 0.1%
Neenah Enterprises, Inc. (a)(c)(d)(i)(k)	230,859	3,169,694

Oil, Gas & Consumable Fuels 0.4%
PetroQuest Energy, Inc. (k)	261,032	1,044
Talos Energy, Inc. (k)	637,880	10,410,202
Titan Energy LLC (k)	25,911	7,773

		10,419,019

Total Common Stocks (Cost $42,256,761)		16,231,895

Short-Term Investment 3.2%
Investment Company 3.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 2.27% (l)	88,344,800	88,344,800

Total Short-Term Investment (Cost $88,344,800)		88,344,800

Total Investments (Cost $2,874,641,106)	98.6%	2,718,538,173
Other Assets, Less Liabilities	1.4	37,734,192
Net Assets	100.0%	$2,756,272,365

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, the total market value of fair valued securities was $83,337,133, which represented 3.0% of the Portfolio’s net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2018 (continued)

(b)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)

Illiquid security—As of December 31, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $89,650,106, which represented 3.3% of the Portfolio’s net assets. (Unaudited)

(e)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(f)	All or a portion of this security was held on loan. As of December 31, 2018, the market value of securities loaned was $11,889,581 and the
Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $12,177,611 (See Note 2(H)).

(g)	Issue in non-accrual status.

(h)	Floating rate—Rate shown was the rate in effect as of December 31, 2018.

(i)	Restricted security. (See Note 5)

(j)	Issue in default.

(k)	Non-income producing security.

(l)	Current yield as of December 31, 2018.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$11,898,601	$15,211,523	$27,110,124
Corporate Bonds (c)	—	2,484,568,099	57,312,734	2,541,880,833
Loan Assignments (d)	—	37,874,877	7,095,644	44,970,521

Total Long-Term Bonds	—	2,534,341,577	79,619,901	2,613,961,478

Common Stocks (e)	10,419,019	—	5,812,876	16,231,895
Short-Term Investment
Investment Company	88,344,800	—	—	88,344,800

Total Investments in Securities	$98,763,819	$2,534,341,577	$85,432,777	$2,718,538,173

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $15,211,523 are held in Auto Parts & Equipment within the Convertible Bonds section of the Portfolio of Investments.

(c)

The Level 3 securities valued at $28,559,359, $21,385,875, and $7,367,500 are held in Auto Parts & Equipment, Electric, and Media, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $7,095,644 is held in Banks within the Loan Assignments section of the Portfolio of Investments, which was valued by a pricing service without adjustment.

(e)

The Level 3 securities valued at $2,194,197, $448,985, and $3,169,694 are held in Auto Parts & Equipment, Media, and Metals & Mining, respectively, within the Common Stocks section of the Portfolio of Investments.

20	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2018 (a)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$19,330,490	$310,623	$(308,309)	$(5,587,361)	$2,161,830	(b)	$(695,750)		$—	$—	$15,211,523	$(5,587,361)
Corporate Bonds
Auto Parts & Equipment	26,357,853	566,235	—	(520,111)	2,155,382	(b)	—		—	—	28,559,359	(520,111)
Electric	—	—	—	2,955,073	18,430,802		—		—	—	21,385,875	2,955,073
Entertainment	10,286,060	—	243,800	(286,060)	—		(10,243,800)		—	—	—	—
Media	—	10,825	—	461,675	6,895,000		—		—	—	7,367,500	461,675
Loan Assignments
Banks	3,490,813	1,761	(30)	(198,193)	7,359,453		(3,558,160	)(c)	—	—	7,095,644	(198,193)
Common Stocks
Auto Parts & Equipment	1,182,762	—	—	269,646	741,789		—		—	—	2,194,197	269,646
Media	491,978	—	—	(42,993)	—		—		—	—	448,985	(42,993)
Metals & Mining	2,767,999	—	—	401,695	—		—		—	—	3,169,694	401,695

Total	$63,907,955	$889,444	$(64,539)	$(2,546,629)	$37,744,256		$(14,497,710)		$—	$—	$85,432,777	$(2,260,569)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Purchases include PIK securities.

(c)	Sales include principal reductions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $2,874,641,106) including securities on loan of $11,889,581	$2,718,538,173
Cash	752,068
Receivables:
Dividends and interest	44,033,169
Investment securities sold	1,478,593
Fund shares sold	781,576
Securities lending income	10,638

Total assets	2,765,594,217

Liabilities
Payables:
Investment securities purchased	5,346,872
Fund shares redeemed	1,914,904
Manager (See Note 3)	1,328,318
NYLIFE Distributors (See Note 3)	497,048
Shareholder communication	117,540
Professional fees	81,335
Custodian	18,225
Trustees	3,229
Accrued expenses	14,381

Total liabilities	9,321,852

Net assets	$2,756,272,365

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$299,354
Additional paid-in capital	2,810,379,529

2,810,678,883
Total distributable earnings (loss)(1)	(54,406,518)

Net assets	$2,756,272,365

Initial Class
Net assets applicable to outstanding shares	$458,128,554

Shares of beneficial interest outstanding	49,165,049

Net asset value per share outstanding	$9.32

Service Class
Net assets applicable to outstanding shares	$2,298,143,811

Shares of beneficial interest outstanding	250,189,076

Net asset value per share outstanding	$9.19

(1)	See Note 11.

22	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Interest	$182,609,015
Dividends	79,797
Securities lending	60,969

Total income	182,749,781

Expenses
Manager (See Note 3)	16,510,164
Distribution/Service—Service Class (See Note 3)	6,142,550
Shareholder communication	334,080
Professional fees	278,971
Trustees	65,724
Custodian	18,888
Miscellaneous	112,364

Total expenses	23,462,741

Net investment income (loss)	159,287,040

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	16,336,818
Net change in unrealized appreciation (depreciation) on investments	(221,852,321)

Net realized and unrealized gain (loss) on investments	(205,515,503)

Net increase (decrease) in net assets resulting from operations	$(46,228,463)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$159,287,040	$167,894,346
Net realized gain (loss) on investments	16,336,818	31,797,729
Net change in unrealized appreciation (depreciation) on investments	(221,852,321)	(3,306,082)

Net increase (decrease) in net assets resulting from operations	(46,228,463)	196,385,993

Distributions to shareholders(1):
Initial Class	(28,718,735)
Service Class	(140,488,793)

	(169,207,528)

Dividends to shareholders from net investment income:
Initial Class		(34,841,170)
Service Class		(144,063,798)

		(178,904,968)

Total dividends and distributions to shareholders	(169,207,528)	(178,904,968)

Capital share transactions:
Net proceeds from sale of shares	202,195,336	348,689,712
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	169,207,528	178,904,968
Cost of shares redeemed	(502,639,813)	(423,452,072)

Increase (decrease) in net assets derived from capital share transactions	(131,236,949)	104,142,608

Net increase (decrease) in net assets	(346,672,940)	121,623,633

Net Assets
Beginning of year	3,102,945,305	2,981,321,672

End of year(2)	$2,756,272,365	$3,102,945,305

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 11).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $166,418,396 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 11). See Note 4 for tax basis of distributable earnings.

24	MainStay VP MacKay High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$10.05	$9.99	$9.10	$9.84	$10.26

Net investment income (loss) (a)	0.55	0.58	0.62	0.59	0.61

Net realized and unrealized gain (loss) on investments	(0.68)	0.10	0.85	(0.73)	(0.42)

Total from investment operations	(0.13)	0.68	1.47	(0.14)	0.19

Less dividends:

From net investment income	(0.60)	(0.62)	(0.58)	(0.60)	(0.61)

Net asset value at end of year	$9.32	$10.05	$9.99	$9.10	$9.84

Total investment return (b)	(1.46%)	6.86%	16.23%	(1.57%)	1.78%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.58%	5.69%	6.41%	5.99%	5.85%

Net expenses (c)	0.58%	0.58%	0.59%	0.58%	0.59%

Portfolio turnover rate	28%	40%	39%	37%	42%

Net assets at end of year (in 000’s)	$458,129	$574,162	$665,881	$642,186	$641,024

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$9.91	$9.86	$8.99	$9.73	$10.16

Net investment income (loss) (a)	0.52	0.55	0.59	0.56	0.58

Net realized and unrealized gain (loss) on investments	(0.66)	0.10	0.83	(0.72)	(0.42)

Total from investment operations	(0.14)	0.65	1.42	(0.16)	0.16

Less dividends:

From net investment income	(0.58)	(0.60)	(0.55)	(0.58)	(0.59)

Net asset value at end of year	$9.19	$9.91	$9.86	$8.99	$9.73

Total investment return (b)	(1.71%)	6.59%	15.94%	(1.82%)	1.53%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	5.33%	5.43%	6.15%	5.74%	5.60%

Net expenses (c)	0.83%	0.83%	0.84%	0.83%	0.84%

Portfolio turnover rate	28%	40%	39%	37%	42%

Net assets at end of year (in 000’s)	$2,298,144	$2,528,783	$2,315,441	$2,035,855	$2,147,611

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay High Yield Corporate Bond Portfolio (formerly known as MainStay VP High Yield Corporate Bond Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1995. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

26	MainStay VP MacKay High Yield Corporate Bond Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using

27

Notes to Financial Statements (continued)

valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Portfolio’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement at year end.

Asset Class	Fair Value at 12/31/18*	Valuation Technique	Unobservable Inputs	Inputs/Range

Convertible Bonds	$15,211,523	Market Approach	Estimated Enterprise Value	$1,002.0m–$1,139.6m

Corporate Bonds	28,559,359	Income Approach	Estimated Yield to Maturity	16.26%

			Spread Adjustment	4.28%

	5,460,648	Market Approach	Debt Component: Par Value of Debt to be Received	$2,563,606

			Equity Component: Liquidity Discount Applied on Par Value of Debt	10.00%

			Ownership % of equity interest	16.56%–39.78%

Common Stocks	741,789	Market Approach	Implied Price	$16.58

	1,452,408	Market Approach	Estimated Enterprise Value	$1,002.0m–$1,139.6m

			Estimated Volatility	20.00%

	448,985	Market Approach	Terminal Value Multiple	9.0x

			Liquidity Discount	20.00%

	3,169,694	Market Approach	EBITDA Multiple	5.75x

			Discount Rate	10.00%

	$55,044,406

*

The table above does not include Level 3 investments that were valued by brokers without adjustment. As of December 31, 2018, the value of these investments was $30,388,371. The inputs for these investments were not readily available or cannot be reasonably estimated.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal,

28	MainStay VP MacKay High Yield Corporate Bond Portfolio

state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Loan Assignments, Participations and Commitments. The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2018, the Portfolio did not hold any unfunded commitments.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price

29

Notes to Financial Statements (continued)

of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio had securities on loan with a value of $11,889,581 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $12,177,611.

(I)  Debt Securities and Loan Risk.  The Portfolio primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The loans in which the Portfolio invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or advers market, economic or political conditions, loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Portfolio’s investments in loans are more likely to decline. The secondary market for loans is limited and, thus, the Portfolio’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets as follows: 0.57% up to $1 billion; 0.55% from $1 billion up to $5 billion; and 0.525% in excess of $5 billion. During the year ended December 31, 2018, the effective management fee rate was 0.56%.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $16,510,164.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined

30	MainStay VP MacKay High Yield Corporate Bond Portfolio

distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$2,874,739,360	$26,290,858	$(182,492,045)	$(156,201,187)

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$161,400,136	$(56,672,069)	$(2,933,398)	$(156,201,187)	$(54,406,518)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to defaulted bond income accruals.

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $56,672,069, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$10,194	$46,478

The Portfolio utilized $14,357,006 of capital loss carryforwards during the year ended December 31, 2018.

During the years ended December 31, 2018 and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$169,207,528	$—	$178,904,968	$—

Note 5–Restricted Securities

Restricted securities are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

As of December 31, 2018, the Portfolio held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	12/31/18 Value	Percent of Net Assets

Exide Technologies Common Stock	4/30/15–5/24/17	612,830	$16,582,658	$1,452,408	0.1%
ION Media Networks, Inc. Common Stock	3/12/10-12/20/10	725	—	448,985	0.0‡
Neenah Enterprises, Inc. Common Stock	7/29/10	230,859	1,955,376	3,169,694	0.1
Rex Energy, Corp. (Escrow Claim) Corporate Bond 8.00%, due 10/1/20	10/3/18	$40,580,000	—	495,076	0.0‡
Sterling Entertainment Enterprises LLC Corporate Bond 10.25%, due 1/15/25	12/28/17	$7,000,000	6,905,825	7,367,500	0.3
Total			$25,443,859	$12,933,663	0.5%

‡	Less than one-tenth of a percent.

31

Notes to Financial Statements (continued)

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, were $781,645 and $862,895, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	2,307,070	$22,998,759
Shares issued to shareholders in reinvestment of dividends and distributions	2,979,088	28,718,735
Shares redeemed	(13,270,838)	(132,356,065)

Net increase (decrease)	(7,984,680)	$(80,638,571)

Year ended December 31, 2017:
Shares sold	3,446,792	$35,118,429
Shares issued to shareholders in reinvestment of dividends and distributions	3,492,785	34,841,170
Shares redeemed	(16,458,699)	(168,344,428)

Net increase (decrease)	(9,519,122)	$(98,384,829)

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	18,221,708	$179,196,577
Shares issued to shareholders in reinvestment of dividends and distributions	14,774,767	140,488,793
Shares redeemed	(37,932,514)	(370,283,748)

Net increase (decrease)	(4,936,039)	$(50,598,378)

Year ended December 31, 2017:
Shares sold	31,069,847	$313,571,283
Shares issued to shareholders in reinvestment of dividends and distributions	14,629,758	144,063,798
Shares redeemed	(25,291,777)	(255,107,644)

Net increase (decrease)	20,407,828	$202,527,437

Note 11–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of

32	MainStay VP MacKay High Yield Corporate Bond Portfolio

certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay High Yield Corporate Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay High Yield Corporate Bond Portfolio (formerly known as MainStay VP High Yield Corporate Bond Portfolio) (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

34	MainStay VP MacKay High Yield Corporate Bond Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay High Yield Corporate Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay Shields in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of

35

Board Consideration and Approval of Management Agreement and

Subsidiary Agreement (Unaudited) (continued)

New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and ongoing analysis of, and interactions with, MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay Shields believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged MacKay Shields’ continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight

36	MainStay VP MacKay High Yield Corporate Bond Portfolio

showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio manager and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and MacKay Shields and acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Portfolio. The

Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the

37

Board Consideration and Approval of Management Agreement and

Subsidiary Agreement (Unaudited) (continued)

contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life

Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

38	MainStay VP MacKay High Yield Corporate Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

39

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

40	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

41

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay VP MacKay High Yield Corporate Bond Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

43

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio
Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

† Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802529	MSVPHYCB11-02/19 (NYLIAC) NI520

MainStay VP MacKay International

Equity Portfolio

(Formerly known as MainStay VP International Equity Portfolio)

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]

Initial Class Shares	5/1/1995	–11.56%	2.88%	5.24%	0.96%
Service Class Shares	6/5/2003	–11.78	2.63	4.98	1.21

Benchmark Performance	One Year	Five Years	Ten Years

MSCI ACWI® Ex U.S. Index[2]	–14.20%	0.68%	6.57%

MSCI EAFE® Index[3]	–13.79	0.53	6.32
Morningstar Foreign Large Growth Category Average[4]	–14.08	1.38	7.43

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

2.

The Portfolio has selected the MSCI ACWI® (All Country World Index) Ex U.S. Index as its primary broad-based securities market index. The MSCI ACWI® Ex U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.	The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay International Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$864.20	$4.56	$1,020.32	$4.94	0.97%

Service Class Shares	$1,000.00	$863.10	$5.73	$1,019.06	$6.21	1.22%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay International Equity Portfolio

Country Composition as of December 31, 2018 (Unaudited)

United Kingdom	19.0%

Germany	12.4

Japan	11.0

Ireland	5.8

Netherlands	5.7

Switzerland	5.3

United States	5.3

Canada	5.2

Spain	5.2

India	4.2

Sweden	3.1%

China	3.0

Denmark	2.6

Taiwan	2.6

France	2.3

Italy	1.9

Mexico	1.3

Other Assets, Less Liabilities	4.1

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2018 (excluding short-term investment) (Unaudited)

1.	United Internet A.G., Registered

2.	TE Connectivity, Ltd.

3.	Prudential PLC

4.	Scout24 A.G.

5.	Hexagon AB, Class B
6.	Tencent Holdings, Ltd.

7.	Johnson Matthey PLC

8.	Koninklijke Philips N.V.

9.	Wirecard A.G.

10.	Housing Development Finance Corp., Ltd.

7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Carlos Garcia-Tunon, CFA, Ian Murdoch and Lawrence Rosenberg of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay International Equity Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP MacKay International Equity Portfolio returned –11.56% for Initial Class shares and –11.78% for Service Class shares. Over the same period, both share classes outperformed the –14.20% return of the MSCI ACWI® Ex U.S. Index,1 which is the Portfolio’s primary benchmark; the –13.79% return of the MSCI EAFE® Index,1 which is a secondary benchmark of the Portfolio; and the –14.08% return of the Morningstar Foreign Large Growth Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. Index experienced positive contributions from stock selection and country allocation. (Contributions take weightings and total returns into account.) Over the same period, sector allocation had an essentially neutral effect. Stock selection on a sector basis contributed positively to the Portfolio’s relative performance, with particular strength in the information technology, industrials and health care sectors. This performance was further bolstered by a positive contribution from stock selection on a country basis, with the U.K., Ireland and Germany being the most substantially positive contributors to relative performance. Country allocation relative to the MSCI ACWI® Ex U.S. Index also benefited from the Portfolio’s overweight allocations to Ireland and India and from the Portfolio’s underweight position in South Korea.

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Portfolio, and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective May 1, 2018, the Portfolio was renamed MainStay VP MacKay International Equity Portfolio. For more information on these changes, please refer to the supplements dated September 28, 2017, and December 15, 2017.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. Index were health care, industrials and information technology. Health care saw positive contributions from stock selection and sector allocation. Industrials primarily benefited from positive stock selection, although the sector also saw a positive allocation effect. Information technology benefited from positive stock selection, but this was partially offset by a negative allocation effect. During the reporting period, the Portfolio held overweight positions in the health care and information technology sectors, of which health care outperformed—and information technology underperformed—the MSCI ACWI® Ex U.S. Index. Over the same period, the Portfolio held an underweight position in the industrials sector, which underperformed the MSCI ACWI® Ex U.S. Index.

The sectors that detracted the most from the Portfolio’s relative performance during the reporting period were financials, consumer staples and utilities. Financials suffered from unfavorable stock selection, which was partially offset by a positive allocation effect. Consumer staples suffered from both unfavorable stock selection and a negative allocation effect. During the reporting period, the Portfolio did not have any exposure to utilities, so the sector’s negative contribution came solely from a negative allocation effect. The Portfolio held underweight positions in each of these sectors, of which financials underperformed—and utilities and consumer staples outperformed—the MSCI ACWI® Ex U.S. Index.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period were German Internet payment and processing company Wirecard, U.K. medical technology company LivaNova and Irish clinical research outsourcer ICON. The stocks that detracted the most from the Portfolio’s absolute performance were German dialysis equipment and services provider Fresenius Medical Care, German Internet access provider United Internet and Japanese online apparel shopping site operator ZOZO.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s most substantial purchases during the reporting period were Chinese Internet service provider Tencent Holdings and French customer-relationship management services company Teleperformance. The Portfolio’s most substantial sales during the reporting period were Israeli IT security software provider Check Point Software Technologies and Chinese online gaming and services company NetEase.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Foreign Large Growth Category Average.

8	MainStay VP MacKay International Equity Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s most substantial sector-weighting increases relative to the MSCI ACWI® Ex U.S. Index were in communication services (a technical increase because of its recent introduction as a GICS®3 sector), industrials and materials. The Portfolio’s most substantial decreases in sector weightings relative to the Index were in health care, real estate and information technology.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, the Portfolio held its most-substantially overweight sector positions relative to the MSCI ACWI® Ex U.S. Index in information technology, health care and communication services. As of the same date, the Portfolio’s most-substantially underweight sector positions relative to the benchmark were in the energy, financials and consumer staples sectors.

3.	GICS® is an equity classification standard jointly developed by Morgan Stanley Capital International and Standard & Poor’s.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2018

	Shares	Value
Common Stocks 95.7%†
Canada 5.2%
Bank of Nova Scotia (Banks)	227,257	$11,327,893
Constellation Software, Inc. (Software)	16,418	10,509,107

		21,837,000

China 3.0%
Tencent Holdings, Ltd. (Interactive Media & Services)	306,725	12,299,553

Denmark 2.6%
Novo Nordisk A/S, Class B (Pharmaceuticals)	237,634	10,863,373

France 2.3%
Teleperformance (Professional Services)	61,135	9,778,339

Germany 12.4%
Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	158,653	10,295,828
Scout24 A.G. (Interactive Media & Services) (a)	299,679	13,789,222
United Internet A.G., Registered (Diversified Telecommunication Services)	351,739	15,394,785
Wirecard A.G. (IT Services)	79,011	12,021,962

		51,501,797

India 4.2%
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	425,242	11,968,782
Yes Bank, Ltd. (Banks)	2,169,591	5,652,777

		17,621,559

Ireland 5.8%
Accenture PLC, Class A (IT Services)	74,459	10,499,463
ICON PLC (Life Sciences Tools & Services) (b)	89,311	11,539,875
Paddy Power Betfair PLC (Hotels, Restaurants & Leisure)	25,938	2,129,327

		24,168,665

Italy 1.9%
Banca IFIS S.p.A. (Diversified Financial Services)	260,823	4,614,057
DiaSorin S.p.A. (Health Care Equipment & Supplies)	38,958	3,155,773

		7,769,830

Japan 11.0%
CyberAgent, Inc. (Media)	151,800	5,879,212
Lion Corp. (Household Products)	427,000	8,843,483
Relo Group, Inc. (Real Estate Management & Development)	368,700	8,655,309
Tsuruha Holdings, Inc. (Food & Staples Retailing)	127,140	10,927,045

	Shares	Value
Japan (continued)
ZOZO, Inc. (Internet & Direct Marketing Retail)	630,258	$11,558,036

		45,863,085

Mexico 1.3%
Regional S.A.B. de C.V. (Banks)	1,165,585	5,356,468

Netherlands 5.7%
GrandVision N.V. (Specialty Retail) (a)	213,659	4,683,019
IMCD N.V. (Trading Companies & Distributors)	104,784	6,723,149
Koninklijke Philips N.V. (Health Care Equipment & Supplies)	342,178	12,126,117

		23,532,285

Spain 5.2%
Amadeus IT Group S.A. (IT Services)	98,000	6,831,326
Grifols S.A. (Biotechnology)	191,641	5,028,213
Industria de Diseno Textil S.A. (Specialty Retail)	385,396	9,869,030

		21,728,569

Sweden 3.1%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components)	277,595	12,778,901

Switzerland 5.3%
DKSH Holding A.G. (Professional Services)	31,884	2,200,966
Sika A.G., Registered (Chemicals)	42,954	5,445,181
TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	189,819	14,356,011

		22,002,158

Taiwan 2.6%
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Semiconductors & Semiconductor Equipment)	289,233	10,675,590

United Kingdom 19.0%
Big Yellow Group PLC (Equity Real Estate Investment Trusts)	382,560	4,259,281
BTG PLC (Pharmaceuticals) (b)	507,123	5,364,945
Experian PLC (Professional Services)	374,192	9,085,803
HomeServe PLC (Commercial Services & Supplies)	585,970	6,464,222
Johnson Matthey PLC (Chemicals)	343,844	12,266,995
LivaNova PLC (Health Care Equipment & Supplies) (b)	90,221	8,252,515
Prudential PLC (Insurance)	785,088	14,029,435
St. James’s Place PLC (Capital Markets)	884,349	10,640,683
Whitbread PLC (Hotels, Restaurants & Leisure)	152,091	8,876,628

		79,240,507

10	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United States 5.1%
Samsonite International S.A. (Textiles, Apparel & Luxury Goods) (a)(b)	3,796,069	$10,786,353
Shire PLC (Biotechnology)	182,175	10,611,550

		21,397,903

Total Common Stocks (Cost $407,936,120)		398,415,582

Short-Term Investment 0.2%
Affiliated Investment Company 0.2%
MainStay U.S. Government Liquidity Fund, 2.18% (c)	880,303	880,303

Total Short-Term Investment (Cost $880,303)		880,303

Total Investments (Cost $408,816,423)	95.9%	399,295,885
Other Assets, Less Liabilities	4.1	17,226,490
Net Assets	100.0%	$416,522,375
†	Percentages indicated are based on Portfolio net assets.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

(c)	Current yield as of December 31, 2018.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$398,415,582	$—	$—	$398,415,582
Short-Term Investment
Affiliated Investment Company	880,303	—	—	880,303

Total Investments in Securities	$399,295,885	$—	$—	$399,295,885

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

The table below sets forth the diversification of the Portfolio’s investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Banks	$22,337,138	5.4%
Biotechnology	15,639,763	3.8
Capital Markets	10,640,683	2.6
Chemicals	17,712,176	4.2
Commercial Services & Supplies	6,464,222	1.5
Diversified Financial Services	4,614,057	1.1
Diversified Telecommunication Services	15,394,785	3.7
Electronic Equipment, Instruments & Components	27,134,912	6.5
Equity Real Estate Investment Trusts	4,259,281	1.0
Food & Staples Retailing	10,927,045	2.6
Health Care Equipment & Supplies	23,534,405	5.6
Health Care Providers & Services	10,295,828	2.5
Hotels, Restaurants & Leisure	11,005,955	2.6
Household Products	8,843,483	2.1
Insurance	14,029,435	3.4
Interactive Media & Services	26,088,775	6.3
Internet & Direct Marketing Retail	11,558,036	2.8
IT Services	29,352,751	7.0
Life Sciences Tools & Services	11,539,875	2.8
Media	5,879,212	1.4
Pharmaceuticals	16,228,318	3.9
Professional Services	21,065,108	5.1
Real Estate Management & Development	8,655,309	2.1
Semiconductors & Semiconductor Equipment	10,675,590	2.6
Software	10,509,107	2.5
Specialty Retail	14,552,049	3.5
Textiles, Apparel & Luxury Goods	10,786,353	2.6
Thrifts & Mortgage Finance	11,968,782	2.9
Trading Companies & Distributors	6,723,149	1.6

	398,415,582	95.7
Short-Term Investment	880,303	0.2
Other Assets, Less Liabilities	17,226,490	4.1

Net Assets	$416,522,375	100.0%

†	Percentages indicated are based on Portfolio net assets.

12	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $407,936,120)	$398,415,582
Investment in affiliated investment company, at value (identified cost $880,303)	880,303
Cash denominated in foreign currencies (identified cost $17,328,461)	17,035,905
Receivables:
Dividends and interest	925,800
Fund shares sold	258,048
Investment securities sold	40

Total assets	417,515,678

Liabilities
Payables:
Manager (See Note 3)	319,211
Fund shares redeemed	301,500
Investment securities purchased	187,990
Custodian	62,752
NYLIFE Distributors (See Note 3)	55,570
Professional fees	37,971
Shareholder communication	27,827
Trustees	482

Total liabilities	993,303

Net assets	$416,522,375

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$27,943
Additional paid-in capital	370,438,516

370,466,459
Total distributable earnings (loss)(1)	46,055,916

Net assets	$416,522,375

Initial Class
Net assets applicable to outstanding shares	$158,214,964

Shares of beneficial interest outstanding	10,557,158

Net asset value per share outstanding	$14.99

Service Class
Net assets applicable to outstanding shares	$258,307,411

Shares of beneficial interest outstanding	17,385,639

Net asset value per share outstanding	$14.86

(1)	See Note 10.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$7,293,508
Securities lending	48,037
Interest	20,332
Dividends-affiliated	7,207

Total income	7,369,084

Expenses
Manager (See Note 3)	4,312,591
Distribution/Service—Service Class (See Note 3)	753,606
Custodian	125,078
Professional fees	97,339
Shareholder communication	73,782
Trustees	10,718
Miscellaneous	30,699

Total expenses	5,403,813

Net investment income (loss)	1,965,271

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions (b)	59,838,335
Foreign currency transactions	(696,431)

Net realized gain (loss) on investments and foreign currency transactions	59,141,904

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (c)	(115,339,416)
Translation of other assets and liabilities in foreign currencies	(499,869)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(115,839,285)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(56,697,381)

Net increase (decrease) in net assets resulting from operations	$(54,732,110)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $637,665.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $311,617.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $305,948.

14	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,965,271	$1,283,347
Net realized gain (loss) on investments and foreign currency transactions	59,141,904	49,224,565
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(115,839,285)	79,386,317

Net increase (decrease) in net assets resulting from operations	(54,732,110)	129,894,229

Distributions to shareholders(1):
Initial Class	(5,332,706)
Service Class	(8,219,947)

	(13,552,653)

Dividends to shareholders from net investment income:
Initial Class		(1,036,561)
Service Class		(931,687)

		(1,968,248)

Total dividends and distributions to shareholders	(13,552,653)	(1,968,248)

Capital share transactions:
Net proceeds from sale of shares	66,083,849	48,795,364
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	13,552,653	1,968,248
Cost of shares redeemed	(102,298,109)	(93,742,911)

Increase (decrease) in net assets derived from capital share transactions	(22,661,607)	(42,979,299)

Net increase (decrease) in net assets	(90,946,370)	84,946,682

Net Assets
Beginning of year	507,468,745	422,522,063

End of year(2)	$416,522,375	$507,468,745

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 10).

(2)

End of year net assets includes undistributed (over distributed) net investment income of $713,546 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018	2017	2016		2015	2014

Net asset value at beginning of year	$17.46	$13.24	$14.04		$13.36	$13.81

Net investment income (loss) (a)	0.10	0.07	0.10		0.10	0.12

Net realized and unrealized gain (loss) on investments	(2.00)	4.21	(0.77)		0.75	(0.44)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	0.03	(0.02)		(0.03)	(0.04)

Total from investment operations	(1.94)	4.31	(0.69)		0.82	(0.36)

Less dividends and distributions:

From net investment income	(0.21)	(0.09)	(0.11)		(0.14)	(0.09)

From net realized gain on investments	(0.32)	—	—		—	—

Total dividends and distributions	(0.53)	(0.09)	(0.11)		(0.14)	(0.09)

Net asset value at end of year	$14.99	$17.46	$13.24		$14.04	$13.36

Total investment return (b)	(11.56%)	32.61%	(4.95%)		6.17%	(2.62%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.55%	0.43%	0.71	%(c)	0.74%	0.85%

Net expenses (d)	0.96%	0.96%	0.95	%(e)	0.95%	0.95%

Portfolio turnover rate	46%	49%	28%		40%	38%

Net assets at end of year (in 000’s)	$158,215	$196,676	$171,048		$243,076	$217,936

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.70%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.96%.

	Year ended December 31,

Service Class	2018	2017	2016		2015	2014

Net asset value at beginning of year	$17.32	$13.13	$13.92		$13.24	$13.70

Net investment income (loss) (a)	0.05	0.03	0.05		0.07	0.08

Net realized and unrealized gain (loss) on investments	(1.99)	4.18	(0.74)		0.74	(0.44)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.04)	0.03	(0.03)		(0.03)	(0.04)

Total from investment operations	(1.98)	4.24	(0.72)		0.78	(0.40)

Less dividends and distributions:

From net investment income	(0.16)	(0.05)	(0.07)		(0.10)	(0.06)

From net realized gain on investments	(0.32)	—	—		—	—

Total dividends and distributions	(0.48)	(0.05)	(0.07)		(0.10)	(0.06)

Net asset value at end of year	$14.86	$17.32	$13.13		$13.92	$13.24

Total investment return (b)	(11.78%)	32.28%	(5.17%)		5.90%	(2.86%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.32%	0.18%	0.40	%(c)	0.48%	0.60%

Net expenses (d)	1.21%	1.21%	1.20	%(e)	1.20%	1.20%

Portfolio turnover rate	46%	49%	28%		40%	38%

Net assets at end of year (in 000’s)	$258,307	$310,793	$251,474		$300,184	$309,428

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.21%.

16	MainStay VP MacKay International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay International Equity Portfolio (formerly known as MainStay VP International Equity Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1995. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

17

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended;

(ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2018, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

18	MainStay VP MacKay International Equity Portfolio

Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

19

Notes to Financial Statements (continued)

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2018, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective January 1, 2018 due to an organizational restructuring whereby all investment personnel of Cornerstone Capital Management Holdings LLC, the former subadvisor, transitioned to MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life. MacKay Shields serves as Subadvisor to the Portfolio and is responsible

20	MainStay VP MacKay International Equity Portfolio

for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the year ended December 31, 2018, the effective management fee rate was 0.89%.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $4,312,591.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations.

For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$—	$22,037	$(21,157)	$—	$—	$880	$7	$—	880

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$412,941,121	$29,502,068	$(43,147,304)	$(13,645,236)

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$7,857,394	$52,174,352	$(34,608)	$(13,941,222)	$46,055,916

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable.

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$4,899,861	$8,652,792	$1,968,248	$ —

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

21

Notes to Financial Statements (continued)

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, were $215,215 and $253,253, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	1,475,541	$25,782,475
Shares issued to shareholders in reinvestment of dividends and distributions	312,024	5,332,706
Shares redeemed	(2,491,904)	(43,806,947)

Net increase (decrease)	(704,339)	$(12,691,766)

Year ended December 31, 2017:
Shares sold	648,247	$10,130,556
Shares issued to shareholders in reinvestment of dividends and distributions	62,603	1,036,561
Shares redeemed	(2,366,692)	(35,651,829)

Net increase (decrease)	(1,655,842)	$(24,484,712)

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	2,365,452	$40,301,374
Shares issued to shareholders in reinvestment of dividends and distributions	484,842	8,219,947
Shares redeemed	(3,408,644)	(58,491,162)

Net increase (decrease)	(558,350)	$(9,969,841)

Year ended December 31, 2017:
Shares sold	2,509,573	$38,664,808
Shares issued to shareholders in reinvestment of dividends and distributions	56,704	931,687
Shares redeemed	(3,767,699)	(58,091,082)

Net increase (decrease)	(1,201,422)	$(18,494,587)

Note 10–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP MacKay International Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay International Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay International Equity Portfolio (formerly known as MainStay VP International Equity Portfolio) (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay International Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay Shields in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among

24	MainStay VP MacKay International Equity Portfolio

other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and ongoing analysis of, and interactions with, MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life

Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay Shields believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged MacKay Shields’ continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and MacKay Shields and acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The

26	MainStay VP MacKay International Equity Portfolio

Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

28	MainStay VP MacKay International Equity Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

29

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

30	MainStay VP MacKay International Equity Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay VP MacKay International Equity Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802520	MSVPIE11-02/19 (NYLIAC) NI523

MainStay VP MacKay Unconstrained

Bond Portfolio

(Formerly known as MainStay VP Unconstrained Bond Portfolio)

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that suggested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[1]

Initial Class Shares	4/29/2011	–1.21%	2.05%	3.43%	0.67%
Service Class Shares	4/29/2011	–1.46	1.80	3.17	0.92

Benchmark Performance	One Year	Five Years	Since Inception

Bloomberg Barclays U.S. Aggregate Bond Index[2]	0.01%	2.52%	2.69%
ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[3]	2.08	0.86	0.69
Morningstar Nontraditional Bond Category Average[4]	–1.12	1.67	1.66

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

2.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

The Portfolio has selected the ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index as a secondary benchmark. The ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Unconstrained Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Initial Class Shares	$1,000.00	$994.40	$3.62	$1,021.58	$3.67	0.72%

Service Class Shares	$1,000.00	$993.20	$4.87	$1,020.32	$4.94	0.97%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of interest on investments sold short.

6	MainStay VP MacKay Unconstrained Bond Portfolio

Portfolio Composition as of December 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2018 (excluding short-term investments) (Unaudited)

1.	Morgan Stanley, 3.591%–7.30%, due 5/13/19–7/24/42

2.	Bank of America Corp., 3.004%–8.57%, due 6/17/19–2/7/42

3.	Citigroup, Inc., 2.35%–6.30%, due 7/29/19–7/1/26

4.	Goldman Sachs Group, Inc., 2.30%–6.75%, due 12/13/19–10/1/37

5.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 8/1/48
6.	Caterpillar Financial Services Corp., 2.10%–2.90%, due 1/10/20–3/15/21

7.	United States Treasury Inflation—Indexed Notes, 0.75%, due 7/15/28

8.	JPMorgan Chase & Co., 3.54%–6.40%, due 4/23/19–5/15/38

9.	Microsoft Corp., 1.10%–3.30%, due 8/8/19–2/6/27

10.	PepsiCo, Inc., 1.35%–2.00%, due 5/2/19–4/15/21

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Joseph Cantwell, Shu-Yang Tan, Matt Jacob, Stephen R. Cianci, CFA, and Neil Moriarty, III, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Unconstrained Bond Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP MacKay Unconstrained Bond Portfolio returned –1.21% for Initial Class shares and –1.46% for Service Class shares. Over the same period, both share classes underperformed the 0.01% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s primary benchmark. For the 12 months ended December 31, 2018, both share classes underperformed the 2.08% return of the ICE BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index,1 which is the Portfolio’s secondary benchmark, and the –1.12% return of the Morningstar Nontraditional Bond Category Average,2 which is an additional benchmark of the Portfolio.

What factors affected the Portfolio’s performance relative to its primary prospectus benchmark during the reporting period?

Though the Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index for most of 2018, the Portfolio’s overweight position in credit detracted in the fourth quarter as credit and equity investments both sold off on fears of weaker global growth, trade wars and an anticipated change in Federal Reserve policy. The credit sell-off in the fourth quarter led the Portfolio to underperform its benchmark for the reporting period.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the Portfolio used U.S. Treasury futures, which are an integral part of our duration3 management. The Federal Reserve raised the federal funds target range four times during the reporting period, and as a result, the use of futures to lower the Portfolio’s duration was a slight negative contributor to the Portfolio’s performance, as prices for U.S. Treasury securities rallied in the fourth quarter. (Contributions take weightings and total returns into account.)

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2018, MainStay VP Unconstrained Bond Portfolio was renamed MainStay VP MacKay Unconstrained Bond Portfolio. For more information on this change, please refer to the supplement dated December 15, 2017. Effective

October 18, 2018, Stephen R. Cianci, CFA, and Neil Moriarty, III, joined the portfolio management team for the Portfolio. Effective on or about December 31, 2018, Louis N. Cohen no longer served as a portfolio manager of the Portfolio. For more information on these changes, please refer to the supplement dated October 18, 2018.

What was the Portfolio’s duration strategy during the reporting period?

In 2018, the Federal Reserve continued to tighten monetary policy, raising the federal funds target range four times during the reporting period. In light of this Federal Reserve policy we positioned the Portfolio with a short duration of about 1 year.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Over the past couple of years, the Portfolio has promoted credit risk as the principal driver of performance. We expected credit (investment-grade bonds, high-yield bonds and bank loans) to provide returns that were superior to those of securities that are more rate-sensitive, such as U.S. Treasury securities and government-backed debt, as investors looked for higher yields and a spread4 cushion in credit. As spreads continued to tighten going into 2018 and the compensation for taking on additional risk compressed, the Portfolio continued to reduce exposure to credit (more specifically high-yield bonds) and began to introduce securitized assets such as commercial mortgage-backed securities, asset-backed securities and residential mortgage-backed securities into the Portfolio to reduce volatility and add diversification.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

Though bank loans were not immune to the credit sell-off in the fourth quarter of 2018, they finished the year with positive absolute returns and were the Portfolio’s strongest performers on an absolute and a relative basis during the reporting period. This was largely because investors were looking for a buffer as interest-rates continued to rise. As mentioned, we had started adding securitized assets to the Portfolio, which also had a positive impact on absolute performance. Though the Portfolio has decreased its weighting in high-yield corporate bonds, the

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Nontraditional Bond Category Average.
3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

4.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

8	MainStay VP MacKay Unconstrained Bond Portfolio

position in high-yield securities detracted from absolute performance during the reporting period. The Portfolio also held a relatively small position in emerging-market debt during the reporting period, and this position also detracted from the absolute performance of the Portfolio.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio initiated a position in Crown Castle Tower secured bonds. The bonds, secured by cell towers, carried a single-A5 rating and, in our opinion, were attractively priced. Over the same period, the Portfolio sold unsecured Crown Castle Tower bonds.

The Portfolio also initiated a position in a commercial mortgage-backed new single-property issue that carried a AAA6 rating and offered what we thought was an attractive opportunity to purchase a securitized product while diversifying the Portfolio’s holdings.

The Portfolio sold its position in Anheuser Busch debt during the reporting period. Even though the bonds maintained their A rating, we believed that the fundamental metrics made them resemble a high-yield credit.

How did the Portfolio’s sector weightings change during the reporting period?

As credit spreads narrowed during most of the reporting period, the Portfolio trimmed its weighting in high-yield bonds and, to a lesser degree, in bank loans. We also improved the credit quality of our high yield position and shortened maturities. During the reporting period, the Portfolio selectively added to investment-grade corporate bonds and, to a lesser degree, asset-backed securities, agency mortgages, TIPS and commercial mortgage-backed securities.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, the Portfolio held overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in high-yield credit, bank loans and investment-grade credit. As of the same date, the Portfolio held underweight positions in U.S. Treasury securities and agency mortgage-backed securities.

5.

An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

6.

An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2018

	Principal Amount	Value
Long-Term Bonds 98.7%† Asset-Backed Securities 1.4%
Auto Floor Plan Asset-Backed Securities 0.7%
Ford Credit Floorplan Master Owner Trust Series 2018-4, Class A 4.06%, due 11/15/30	$3,430,000	$3,427,944
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1, Class A 2.945% (1 Month LIBOR + 0.63%), due 9/25/23 (a)(b)	4,085,000	4,083,465

		7,511,409

Automobile Asset-Backed Securities 0.3%
Volkswagen Auto Loan Enhanced Trust Series 2018-1, Class A4 3.15%, due 7/22/24	3,290,000	3,304,770

Home Equity 0.0%‡
First NLC Trust Series 2007-1, Class A1 2.385% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	73,286	42,880
MASTR Asset-Backed Securities Trust Series 2006-HE4, Class A1 2.365% (1 Month LIBOR + 0.05%), due 11/25/36 (a)	19,532	8,768
Morgan Stanley ABS Capital I Trust Series 2007-HE4, Class A2A 2.425% (1 Month LIBOR + 0.11%), due 2/25/37 (a)	19,589	8,247

		59,895

Other Asset-Backed Securities 0.4%
Dell Equipment Finance Trust Series 2018-2, Class A3 3.37%, due 10/22/23 (b)	4,080,000	4,097,921
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 2.415% (1 Month LIBOR + 0.10%), due 3/25/47 (a)	26,124	18,158

		4,116,079

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 2.633% (3 Month LIBOR + 0.32%), due 5/25/29 (a)	76,588	76,348

Total Asset-Backed Securities (Cost $15,048,679)		15,068,501

	Principal Amount	Value
Convertible Bonds 0.0%‡
Health Care—Products 0.0%‡
Danaher Corp. (zero coupon), due 1/22/21	$1,000	$3,919

Total Convertible Bonds (Cost $1,571)		3,919

Corporate Bonds 80.2%
Advertising 0.1%
Lamar Media Corp. 5.00%, due 5/1/23	900,000	895,500

Aerospace & Defense 0.5%
Boeing Co. 2.125%, due 3/1/22	2,400,000	2,329,208
Harris Corp. 4.40%, due 6/15/28	3,270,000	3,255,186

		5,584,394

Agriculture 1.0%
Bunge, Ltd. Finance Corp. 3.50%, due 11/24/20	4,435,000	4,424,274
Philip Morris International, Inc. 1.625%, due 2/21/19	6,500,000	6,485,933

		10,910,207

Airlines 1.1%
American Airlines Pass-Through Trust Series 2015-2, Class AA 3.60%, due 3/22/29	881,608	848,460
Series 2015-2, Class A 4.00%, due 3/22/29	881,613	857,721
Continental Airlines, Inc. Series 2007-1, Class A 5.983%, due 10/19/23	571,033	596,272
Series 2004-ERJ1 9.558%, due 3/1/21	1,929	1,948
Series 2005-ERJ1 9.798%, due 10/1/22	197,847	206,750
Delta Air Lines, Inc. Series 2001-1, Class A 5.30%, due 10/15/20	136,878	137,709
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	4,325,142	4,443,824
U.S. Airways Group, Inc.
Series 2012-1, Class A 5.90%, due 4/1/26	1,230,791	1,312,921
Series 2010-1, Class A 6.25%, due 10/22/24	851,081	898,997

10	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Airlines (continued)
UAL Pass Through Trust Series 2007-1 6.636%, due 1/2/24		$1,891,452	$1,966,921
United Airlines, Inc. Series 2014-2, Class B 4.625%, due 3/3/24		1,257,549	1,250,883

			12,522,406

Apparel 0.2%
VF Corp. 3.50%, due 9/1/21		2,185,000	2,202,943

Auto Manufacturers 2.5%
Daimler Finance North America LLC (b)
2.30%, due 1/6/20		5,000,000	4,945,376
3.132% (3 Month LIBOR + 0.55%), due 5/4/21 (a)		2,335,000	2,314,204
Ford Holdings LLC 9.30%, due 3/1/30		215,000	251,571
Ford Motor Co. 8.90%, due 1/15/32		135,000	151,838
Ford Motor Credit Co. LLC
2.681%, due 1/9/20		5,675,000	5,580,989
3.851% (3 Month LIBOR + 1.235%), due 2/15/23 (a)		1,230,000	1,137,923
8.125%, due 1/15/20		1,584,000	1,644,474
General Motors Financial Co., Inc.
3.45%, due 4/10/22		4,000,000	3,868,244
5.25%, due 3/1/26		652,000	637,984
Toyota Motor Credit Corp. 1.95%, due 4/17/20		4,300,000	4,246,594
Volkswagen Group of America Finance LLC 3.875%, due 11/13/20 (b)		3,100,000	3,115,124

			27,894,321

Auto Parts & Equipment 0.5%
LKQ European Holdings B.V. 3.625%, due 4/1/26 (b)	EUR	2,835,000	3,138,508
ZF North America Capital, Inc. (b)
4.00%, due 4/29/20		$740,000	736,645
4.50%, due 4/29/22		1,840,000	1,797,338

			5,672,491

Banks 17.1%
Bank of America Corp.
3.004%, due 12/20/23 (c)		6,566,000	6,382,207
3.499%, due 5/17/22 (c)		6,150,000	6,150,923
3.50%, due 4/19/26		6,165,000	5,932,804
3.705%, due 4/24/28 (c)(d)		1,695,000	1,625,960
5.125%, due 6/17/19 (c)(e)		2,010,000	1,964,775

	Principal Amount		Value
Banks (continued)
Bank of America Corp. (continued)
5.875%, due 2/7/42		$465,000	$539,719
6.11%, due 1/29/37		1,438,000	1,580,415
6.30%, due 3/10/26 (c)(e)		1,810,000	1,838,327
8.57%, due 11/15/24		455,000	550,182
Bank of New York Mellon Corp. (c) 2.661%, due 5/16/23 (d)		3,715,000	3,611,401
4.625%, due 9/20/26 (e)		3,740,000	3,351,975
Barclays Bank PLC 5.14%, due 10/14/20		4,249,000	4,294,992
Series Reg S 10.00%, due 5/21/21	GBP	401,000	588,092
Barclays PLC 5.20%, due 5/12/26 (d)		$4,010,000	3,843,914
BB&T Corp. 2.75%, due 4/1/22		4,790,000	4,708,854
Branch Banking & Trust Co. 2.25%, due 6/1/20		1,885,000	1,861,572
Capital One Financial Corp.
4.20%, due 10/29/25		470,000	452,199
5.55%, due 6/1/20 (c)(d)(e)		2,365,000	2,277,755
Citigroup, Inc.
2.35%, due 8/2/21		4,801,000	4,663,988
2.50%, due 7/29/19		2,540,000	2,531,324
4.047% (3 Month LIBOR + 1.25%), due 7/1/26 (a)		10,035,000	9,799,575
5.50%, due 9/13/25		2,710,000	2,843,843
6.30%, due 5/15/24 (c)(e)		4,290,000	3,957,525
Citizens Bank N.A. 2.55%, due 5/13/21		1,145,000	1,119,901
Citizens Financial Group, Inc.
4.15%, due 9/28/22 (b)		1,450,000	1,457,459
4.30%, due 12/3/25 (d)		2,550,000	2,516,582
Discover Bank
7.00%, due 4/15/20		1,005,000	1,046,297
8.70%, due 11/18/19		420,000	438,045
Goldman Sachs Group, Inc.
2.30%, due 12/13/19		2,100,000	2,078,637
2.876%, due 10/31/22 (c)		2,300,000	2,233,780
3.625%, due 1/22/23		2,813,000	2,768,738
3.786% (3 Month LIBOR + 1.17%), due 5/15/26 (a)		3,075,000	2,951,304
5.00%, due 11/10/22 (c)(e)		3,905,000	3,270,047
5.25%, due 7/27/21		1,900,000	1,972,376
6.75%, due 10/1/37		1,828,000	2,064,331
Huntington Bancshares, Inc.
3.15%, due 3/14/21		3,910,000	3,892,592
5.70%, due 4/15/23 (c)(e)		3,115,000	2,764,562
Huntington National Bank 3.55%, due 10/6/23		1,445,000	1,440,009

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
JPMorgan Chase & Co.
3.54%, due 5/1/28 (c)	$6,265,000	$5,972,965
6.125%, due 4/30/24 (c)(e)	2,660,000	2,640,050
6.30%, due 4/23/19	1,825,000	1,842,841
6.40%, due 5/15/38	920,000	1,118,771
Lloyds Banking Group PLC 2.907%, due 11/7/23 (c)	1,160,000	1,098,443
4.582%, due 12/10/25	4,700,000	4,449,503
Morgan Stanley
3.591%, due 7/22/28 (c)	1,645,000	1,555,354
3.625%, due 1/20/27	4,350,000	4,134,231
3.875%, due 4/29/24	6,015,000	5,986,253
3.875%, due 1/27/26	400,000	390,148
3.971%, due 7/22/38 (c)	1,100,000	1,002,386
4.875%, due 11/1/22	1,931,000	1,989,881
5.00%, due 11/24/25	3,840,000	3,915,522
5.45%, due 7/15/19 (c)(e)	2,600,000	2,528,812
6.375%, due 7/24/42	205,000	250,878
7.30%, due 5/13/19	9,455,000	9,598,512
PNC Bank N.A. 2.45%, due 11/5/20	2,740,000	2,706,415
Royal Bank of Canada 2.50%, due 1/19/21	3,860,000	3,815,748
Royal Bank of Scotland Group PLC
5.125%, due 5/28/24	3,589,000	3,479,773
6.00%, due 12/19/23	205,000	207,481
6.125%, due 12/15/22	970,000	983,056
Santander Holdings USA, Inc. 3.40%, due 1/18/23	5,055,000	4,851,028
Santander UK Group Holdings PLC 3.571%, due 1/10/23	2,030,000	1,943,090
Santander UK PLC 2.125%, due 11/3/20	3,000,000	2,930,040
U.S. Bank N.A. 2.936% (3 Month LIBOR + 0.29%), due 5/21/21 (a)	5,115,000	5,096,314
Wachovia Corp. 5.50%, due 8/1/35	655,000	705,098
Wells Fargo & Co.
3.00%, due 10/23/26	1,640,000	1,518,188
5.875%, due 6/15/25 (c)(e)	595,000	588,128
5.90%, due 6/15/24 (c)(e)	3,270,000	3,115,492
Wells Fargo Bank N.A. 5.85%, due 2/1/37	300,000	338,779
Westpac Banking Corp. 2.896% (3 Month LIBOR + 0.28%), due 5/15/20 (a)	2,710,000	2,696,790

		190,816,951

	Principal Amount	Value
Beverages 2.2%
Constellation Brands, Inc.
3.70%, due 12/6/26	$915,000	$861,426
4.25%, due 5/1/23	2,985,000	3,017,807
4.75%, due 11/15/24	2,195,000	2,274,100
Diageo Capital PLC 2.88% (3 Month LIBOR + 0.24%), due 5/18/20 (a)	5,020,000	4,999,568
Molson Coors Brewing Co. 2.10%, due 7/15/21	3,129,000	3,016,834
PepsiCo, Inc. 1.35%, due 10/4/19	4,900,000	4,841,430
1.55%, due 5/2/19	2,110,000	2,101,510
2.00%, due 4/15/21	3,450,000	3,381,281

		24,493,956

Biotechnology 0.3%
Biogen, Inc. 3.625%, due 9/15/22	3,560,000	3,569,327

Building Materials 0.9%
Jeld-Wen, Inc. 4.625%, due 12/15/25 (b)	2,045,000	1,789,375
Masco Corp. 7.125%, due 3/15/20	142,000	148,337
Masonite International Corp. 5.625%, due 3/15/23 (b)	3,200,000	3,104,000
Standard Industries, Inc. (b)
4.75%, due 1/15/28	970,000	814,800
5.375%, due 11/15/24	3,680,000	3,454,600
USG Corp. 5.50%, due 3/1/25 (b)	320,000	322,400

		9,633,512

Chemicals 1.6%
Air Liquide Finance S.A. (b)
1.375%, due 9/27/19	2,780,000	2,746,248
1.75%, due 9/27/21	1,895,000	1,814,049
Ashland LLC 4.75%, due 8/15/22 (d)	2,525,000	2,487,125
Braskem Netherlands Finance B.V. (b)
3.50%, due 1/10/23	2,300,000	2,180,423
4.50%, due 1/10/28	2,025,000	1,871,627
Eastman Chemical Co. 2.70%, due 1/15/20	1,536,000	1,524,678
Mexichem S.A.B. de C.V. 4.00%, due 10/4/27 (b)	2,200,000	1,999,250
W.R. Grace & Co. 5.125%, due 10/1/21 (b)	2,915,000	2,885,850

		17,509,250

Commercial Services 1.1%
Herc Rentals, Inc. 7.75%, due 6/1/24 (b)(f)	2,888,000	3,010,740

12	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
IHS Markit, Ltd.
4.125%, due 8/1/23	$2,175,000	$2,152,815
4.75%, due 2/15/25 (b)	3,105,000	3,054,544
Service Corp. International
5.375%, due 1/15/22	3,699,000	3,708,247
5.375%, due 5/15/24	530,000	524,700

		12,451,046

Computers 2.2%
Apple, Inc.
1.55%, due 2/8/19	4,970,000	4,964,587
1.55%, due 8/4/21	3,840,000	3,723,241
Dell International LLC / EMC Corp. (b)
3.48%, due 6/1/19	4,895,000	4,880,534
6.02%, due 6/15/26	625,000	627,826
Hewlett Packard Enterprise Co.
3.60%, due 10/15/20	2,000,000	2,005,179
4.40%, due 10/15/22	1,560,000	1,583,955
International Business Machines Corp. 1.90%, due 1/27/20	3,255,000	3,217,945
NCR Corp.
5.00%, due 7/15/22	1,240,000	1,168,700
6.375%, due 12/15/23	1,909,000	1,849,821

		24,021,788

Cosmetics & Personal Care 0.5%
Estee Lauder Cos., Inc. 1.80%, due 2/7/20	2,050,000	2,027,773
Unilever Capital Corp. 1.80%, due 5/5/20	3,500,000	3,447,915

		5,475,688

Distribution & Wholesale 0.2%
H&E Equipment Services, Inc. 5.625%, due 9/1/25	3,000,000	2,752,500

Diversified Financial Services 2.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20	3,585,000	3,610,015
Air Lease Corp.
2.125%, due 1/15/20	2,215,000	2,182,994
2.625%, due 7/1/22	2,155,000	2,042,733
2.75%, due 1/15/23	1,040,000	984,094
Ally Financial, Inc.
3.50%, due 1/27/19	3,175,000	3,173,016
3.75%, due 11/18/19	1,395,000	1,389,769
8.00%, due 11/1/31	1,350,000	1,498,500
Discover Financial Services 3.85%, due 11/21/22	300,000	297,920

	Principal Amount	Value
Diversified Financial Services (continued)
International Lease Finance Corp.
5.875%, due 4/1/19	$1,385,000	$1,390,649
6.25%, due 5/15/19	2,265,000	2,285,036
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)	560,000	543,209
Protective Life Global Funding (b)
1.555%, due 9/13/19	1,200,000	1,185,938
2.161%, due 9/25/20	3,420,000	3,358,984
Springleaf Finance Corp. 5.25%, due 12/15/19 (d)	1,140,000	1,142,713
Synchrony Financial 4.50%, due 7/23/25	3,825,000	3,487,965

		28,573,535

Diversified/Conglomerate Service 0.1%
Vantiv LLC / Vanity Issuer Corp. 4.375%, due 11/15/25 (b)	1,325,000	1,212,375

Electric 3.4%
AEP Transmission Co. LLC 3.10%, due 12/1/26	3,360,000	3,246,436
Appalachian Power Co. 3.30%, due 6/1/27	1,400,000	1,337,499
Baltimore Gas & Electric Co. 2.40%, due 8/15/26	3,260,000	2,982,458
Berkshire Hathaway Energy Co. 2.375%, due 1/15/21	1,700,000	1,676,758
CMS Energy Corp.
3.875%, due 3/1/24	1,705,000	1,710,398
5.05%, due 3/15/22	1,350,000	1,408,908
Consolidated Edison Co. of New York, Inc. 3.222% (3 Month LIBOR + 0.40%), due 6/25/21 (a)	1,000,000	990,147
Consolidated Edison, Inc. 2.00%, due 3/15/20	2,090,000	2,062,226
Duquesne Light Holdings, Inc. (b)
5.90%, due 12/1/21	1,494,000	1,580,651
6.40%, due 9/15/20	3,435,000	3,582,308
Entergy Arkansas LLC 3.50%, due 4/1/26	960,000	954,210
Evergy, Inc. 4.85%, due 6/1/21	1,455,000	1,492,781
FirstEnergy Transmission LLC (b)
4.35%, due 1/15/25	1,675,000	1,692,520
5.45%, due 7/15/44	2,370,000	2,574,655
Florida Power & Light Co. 2.75%, due 6/1/23	2,155,000	2,108,940
MidAmerican Energy Co. 3.10%, due 5/1/27	4,500,000	4,379,811
Public Service Electric & Gas Co. 3.00%, due 5/15/27	2,635,000	2,536,168

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Puget Energy, Inc. 5.625%, due 7/15/22	$585,000	$619,505
WEC Energy Group, Inc. 4.729% (3 Month LIBOR + 2.113%), due 5/15/67 (a)	1,860,340	1,517,870

		38,454,249

Electronics 0.4%
Honeywell International, Inc.
1.40%, due 10/30/19	990,000	977,510
5.375%, due 3/1/41	3,000,000	3,540,962

		4,518,472

Entertainment 0.8%
Eldorado Resorts, Inc.
6.00%, due 4/1/25	3,417,000	3,296,175
7.00%, due 8/1/23	2,395,000	2,460,863
International Game Technology PLC 6.25%, due 2/15/22 (b)	2,595,000	2,601,487

		8,358,525

Environmental Controls 0.7%
Republic Services, Inc. 4.75%, due 5/15/23	3,665,000	3,836,276
Waste Management, Inc.
2.40%, due 5/15/23	505,000	484,355
3.15%, due 11/15/27	1,615,000	1,541,893
4.60%, due 3/1/21	1,800,000	1,855,671

		7,718,195

Food 2.8%
Kerry Group Financial Services Unlimited Co. 3.20%, due 4/9/23 (b)	2,151,000	2,083,187
Kraft Heinz Foods Co. 4.875%, due 2/15/25 (b)	1,850,000	1,857,734
Kroger Co. 1.50%, due 9/30/19	2,805,000	2,766,105
Mondelez International Holdings Netherlands B.V. (b)
1.625%, due 10/28/19	3,060,000	3,017,390
2.00%, due 10/28/21	3,355,000	3,214,540
Nestle Holdings, Inc. 3.10%, due 9/24/21 (b)	4,990,000	5,018,909
Smithfield Foods, Inc. (b)
2.70%, due 1/31/20	4,725,000	4,661,028
3.35%, due 2/1/22	1,805,000	1,726,165
Sysco Corp.
3.25%, due 7/15/27	4,145,000	3,887,679
3.30%, due 7/15/26	1,735,000	1,651,128
Tyson Foods, Inc. 2.65%, due 8/15/19	1,660,000	1,651,407

		31,535,272

	Principal Amount	Value
Food Services 0.2%
Aramark Services, Inc. 4.75%, due 6/1/26	$2,790,000	$2,622,600

Forest Products & Paper 0.6%
Georgia-Pacific LLC
5.40%, due 11/1/20 (b)	4,000,000	4,144,697
8.00%, due 1/15/24	2,180,000	2,617,313
International Paper Co. 7.30%, due 11/15/39	157,000	185,061

		6,947,071

Gas 0.2%
NiSource, Inc. 3.49%, due 5/15/27	2,600,000	2,481,035

Health Care—Products 2.0%
Abbott Laboratories 3.40%, due 11/30/23 (d)	3,540,000	3,529,204
Baxter International, Inc. 2.60%, due 8/15/26	6,085,000	5,554,640
Becton Dickinson & Co.
2.675%, due 12/15/19	4,575,000	4,531,496
3.363%, due 6/6/24 (d)	2,245,000	2,156,271
Medtronic Global Holdings SCA 1.70%, due 3/28/19	3,605,000	3,595,728
Stryker Corp. 2.625%, due 3/15/21	1,500,000	1,479,759
Zimmer Biomet Holdings, Inc. 2.70%, due 4/1/20	1,190,000	1,178,644

		22,025,742

Holding Company—Diversified 0.3%
Spectrum Brands Holdings, Inc. 7.75%, due 1/15/22	2,945,000	2,981,812

Home Builders 2.0%
D.R. Horton, Inc.
3.75%, due 3/1/19	3,905,000	3,904,678
4.375%, due 9/15/22	3,350,000	3,388,880
KB Home 8.00%, due 3/15/20	1,925,000	1,987,563
Lennar Corp.
4.50%, due 6/15/19	2,970,000	2,962,575
4.50%, due 11/15/19	1,300,000	1,290,250
6.25%, due 12/15/21	1,150,000	1,170,125
MDC Holdings, Inc. 5.625%, due 2/1/20	1,072,000	1,082,720
Toll Brothers Finance Corp. 5.875%, due 2/15/22	2,475,000	2,487,375

14	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 4.375%, due 6/15/19 (d)	$4,230,000	$4,198,275

		22,472,441

Housewares 0.2%
Scotts Miracle-Gro Co. 5.25%, due 12/15/26	1,960,000	1,783,600

Insurance 3.5%
Jackson National Life Global Funding 2.20%, due 1/30/20 (b)	2,055,000	2,035,661
Liberty Mutual Group, Inc. (b)
4.25%, due 6/15/23	2,695,000	2,717,143
7.80%, due 3/7/87	102,000	111,180
Lincoln National Corp. 4.998% (3 Month LIBOR + 2.358%), due 5/17/66 (a)	7,583,000	6,208,581
Markel Corp. 5.00%, due 4/5/46	1,820,000	1,805,543
MassMutual Global Funding II (b)
2.50%, due 10/17/22	3,670,000	3,540,337
2.95%, due 1/11/25	2,995,000	2,876,133
Metropolitan Life Global Funding I 3.45%, due 10/9/21 (b)	2,610,000	2,620,919
Oil Insurance, Ltd. 5.785% (3 Month LIBOR + 2.982%), due 1/31/19 (a)(b) (e)	1,648,000	1,582,080
Pricoa Global Funding I 2.55%, due 11/24/20 (b)	2,025,000	1,996,769
Principal Life Global Funding II 2.375%, due 11/21/21 (b)	5,550,000	5,398,442
Protective Life Corp. 8.45%, due 10/15/39	1,564,000	2,120,446
Prudential Financial, Inc.
3.878%, due 3/27/28	760,000	763,764
4.418%, due 3/27/48	2,385,000	2,303,038
5.625%, due 6/15/43 (c)	1,245,000	1,219,266
Voya Financial, Inc. 3.65%, due 6/15/26	410,000	387,587
XLIT, Ltd. 4.45%, due 3/31/25	1,385,000	1,376,374

		39,063,263

Internet 2.3%
Amazon.com, Inc.
3.875%, due 8/22/37 (d)	2,350,000	2,269,525
5.20%, due 12/3/25	4,210,000	4,624,639
Booking Holdings, Inc. 3.60%, due 6/1/26	3,935,000	3,823,036

	Principal Amount	Value
Internet (continued)
Expedia Group, Inc.
3.80%, due 2/15/28	$2,245,000	$2,035,842
5.00%, due 2/15/26	315,000	318,197
Match Group, Inc. 5.00%, due 12/15/27 (b)	1,775,000	1,628,562
Tencent Holdings, Ltd. 3.80%, due 2/11/25 (b)	5,450,000	5,341,925
VeriSign, Inc. 4.625%, due 5/1/23	3,670,000	3,614,950
Zayo Group LLC / Zayo Capital, Inc. 5.75%, due 1/15/27 (b)	2,090,000	1,865,325

		25,522,001

Iron & Steel 0.9%
AK Steel Corp. 7.625%, due 10/1/21 (d)	2,860,000	2,581,150
ArcelorMittal 7.00%, due 10/15/39	2,350,000	2,475,961
Steel Dynamics, Inc. 5.25%, due 4/15/23	2,100,000	2,071,125
Vale Overseas, Ltd. 6.25%, due 8/10/26	2,780,000	3,002,400

		10,130,636

Leisure Time 0.3%
NCL Corp., Ltd. 4.75%, due 12/15/21 (b)	807,000	800,947
Royal Caribbean Cruises, Ltd. 2.65%, due 11/28/20	2,630,000	2,581,749

		3,382,696

Lodging 0.8%
Boyd Gaming Corp. 6.375%, due 4/1/26	1,000	967
Marriott International, Inc.
3.75%, due 10/1/25	4,205,000	4,081,635
4.00%, due 4/15/28	1,035,000	994,963
7.15%, due 12/1/19	1,334,000	1,375,043
MGM Resorts International
6.00%, due 3/15/23	2,300,000	2,311,500
6.625%, due 12/15/21	475,000	486,875

		9,250,983

Machinery—Construction & Mining 1.1%
Caterpillar Financial Services Corp.
2.10%, due 1/10/20	5,790,000	5,733,465
2.90%, due 3/15/21	6,385,000	6,380,459

		12,113,924

Machinery—Diversified 0.7%
CNH Industrial Capital LLC
4.375%, due 4/5/22	3,550,000	3,565,265
4.875%, due 4/1/21	4,355,000	4,425,115

		7,990,380

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Media 2.6%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.464%, due 7/23/22 (d)	$2,770,000	$2,796,607
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22 (d)	1,385,000	1,385,000
Comcast Corp.
3.30%, due 10/1/20	3,000,000	3,011,475
5.70%, due 7/1/19	3,000,000	3,035,347
Sirius XM Radio, Inc. (b)
3.875%, due 8/1/22	2,545,000	2,417,750
5.375%, due 7/15/26	3,000,000	2,805,000
Sky, Ltd. 3.75%, due 9/16/24 (b)	1,105,000	1,100,949
Time Warner Cable, Inc. 8.25%, due 4/1/19	2,995,000	3,028,611
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	740,000	844,212
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (b)	5,335,000	4,988,865
Virgin Media Secured Finance PLC 5.50%, due 1/15/25 (b)	2,985,000	2,942,126
Walt Disney Co. 0.875%, due 7/12/19	980,000	969,289

		29,325,231

Mining 0.3%
Anglo American Capital PLC 4.125%, due 4/15/21 (b)	3,300,000	3,288,681
FMG Resources (August 2006) Pty, Ltd. 5.125%, due 5/15/24 (b)	385,000	354,200

		3,642,881

Miscellaneous—Manufacturing 0.9%
Amsted Industries, Inc. (b)
5.00%, due 3/15/22	1,860,000	1,808,850
5.375%, due 9/15/24	2,100,000	1,979,250
Siemens Financieringsmaatschappij N.V. (b)
2.15%, due 5/27/20	1,480,000	1,459,452
2.70%, due 3/16/22	2,485,000	2,438,102
Textron Financial Corp. 4.351% (3 Month LIBOR + 1.735%), due 2/15/67 (a)(b)	3,720,000	2,678,400

		10,364,054

Multi-National 0.5%
International Bank For Reconstruction & Development 1.375%, due 4/22/19	5,875,000	5,855,031

	Principal Amount	Value
Oil & Gas 3.2%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36 (d)	$6,555,000	$2,733,758
Chevron Corp. 1.686%, due 2/28/19	2,330,000	2,325,448
Concho Resources, Inc. 4.30%, due 8/15/28	2,900,000	2,836,783
Gazprom Via Gaz Capital S.A. 7.288%, due 8/16/37 (b)	2,500,000	2,784,130
Marathon Petroleum Corp. (b)
3.80%, due 4/1/28	405,000	380,067
5.125%, due 12/15/26	5,755,000	5,894,912
Murphy Oil USA, Inc. 6.00%, due 8/15/23	4,348,000	4,369,740
Petrobras Global Finance B.V. 7.375%, due 1/17/27	6,595,000	6,776,363
Petroleos Mexicanos 6.75%, due 9/21/47	5,680,000	4,696,735
Valero Energy Corp. 6.125%, due 2/1/20	2,904,000	2,988,849

		35,786,785

Packaging & Containers 0.8%
Ball Corp. 5.00%, due 3/15/22	4,240,000	4,261,200
Sealed Air Corp. 4.875%, due 12/1/22 (b)	1,875,000	1,856,250
WestRock MWV LLC 7.375%, due 9/1/19	900,000	920,689
WestRock RKT Co. 4.00%, due 3/1/23	2,230,000	2,228,958

		9,267,097

Pharmaceuticals 2.1%
Allergan Funding SCS 3.45%, due 3/15/22	4,165,000	4,098,538
Bausch Health Cos., Inc. 5.50%, due 11/1/25 (b)	4,590,000	4,280,175
CVS Health Corp. 3.397% (3 Month LIBOR + 0.63%), due 3/9/20 (a)	3,550,000	3,543,553
Eli Lilly & Co. 2.35%, due 5/15/22	1,700,000	1,669,550
Novartis Capital Corp. 1.80%, due 2/14/20	2,850,000	2,818,088
Syneos Health, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc. 7.50%, due 10/1/24 (b)	3,095,000	3,218,800
Takeda Pharmaceutical Co., Ltd. 3.80%, due 11/26/20 (b)	1,460,000	1,468,807

16	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Zoetis, Inc.
3.085% (3 Month LIBOR + 0.44%), due 8/20/21 (a)	$1,655,000	$1,642,862
3.25%, due 8/20/21	1,045,000	1,041,905

		23,782,278

Pipelines 0.8%
MPLX, L.P.
4.00%, due 3/15/28	2,500,000	2,343,127
4.125%, due 3/1/27	1,780,000	1,694,762
Spectra Energy Partners, L.P.
3.375%, due 10/15/26	2,100,000	1,964,325
4.75%, due 3/15/24	818,000	840,640
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
4.125%, due 11/15/19	750,000	743,438
5.25%, due 5/1/23	950,000	931,000

		8,517,292

Private Equity 0.4%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 6.00%, due 8/1/20	4,445,000	4,439,444

Real Estate 0.1%
Realogy Group LLC / Realogy Co-Issuer Corp. (b)
4.50%, due 4/15/19	250,000	249,063
5.25%, due 12/1/21	640,000	608,000

		857,063

Real Estate Investment Trusts 1.9%
American Tower Corp. 3.00%, due 6/15/23	5,000,000	4,810,619
Boston Properties, L.P. 3.20%, due 1/15/25	4,800,000	4,583,395
Crown Castle International Corp. 3.40%, due 2/15/21	1,255,000	1,254,562
Equinix, Inc.
5.75%, due 1/1/25	2,000,000	2,015,000
5.875%, due 1/15/26	2,275,000	2,292,063
ESH Hospitality, Inc. 5.25%, due 5/1/25 (b)	5,145,000	4,784,850
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	329,000	322,698
Iron Mountain, Inc.
4.875%, due 9/15/27 (b)	510,000	444,975
6.00%, due 8/15/23	340,000	344,250

		20,852,412

	Principal Amount	Value
Retail 1.7%
Alimentation Couche-Tard, Inc. 2.35%, due 12/13/19 (b)	$3,035,000	$3,006,690
AutoZone, Inc. 3.75%, due 6/1/27	1,915,000	1,837,058
Darden Restaurants, Inc. 3.85%, due 5/1/27	2,025,000	1,948,058
Dollar General Corp. 3.25%, due 4/15/23	4,115,000	4,020,657
O’Reilly Automotive, Inc. 3.55%, due 3/15/26	3,000,000	2,881,710
QVC, Inc. 4.85%, due 4/1/24	2,300,000	2,222,585
Starbucks Corp. 2.45%, due 6/15/26	2,950,000	2,654,021

		18,570,779

Semiconductors 0.3%
NXP B.V. / NXP Funding LLC (b)
4.625%, due 6/15/22	1,755,000	1,728,675
4.625%, due 6/1/23	1,065,000	1,043,700

		2,772,375

Software 2.0%
First Data Corp. 5.00%, due 1/15/24 (b)	2,103,000	2,024,138
Microsoft Corp.
1.10%, due 8/8/19	4,635,000	4,588,858
1.85%, due 2/6/20	4,520,000	4,487,197
3.30%, due 2/6/27	2,055,000	2,035,482
MSCI, Inc. 5.75%, due 8/15/25 (b)	4,005,000	4,035,037
Oracle Corp.
2.65%, due 7/15/26	1,920,000	1,779,383
4.30%, due 7/8/34	935,000	938,545
PTC, Inc. 6.00%, due 5/15/24 (d)	2,569,000	2,581,845

		22,470,485

Special Purpose Entity 0.3%
CK Hutchison International (17) II, Ltd. 3.25%, due 9/29/27 (b)	3,260,000	3,085,363

Telecommunications 3.7%
AT&T, Inc.
3.20%, due 3/1/22	4,275,000	4,217,099
3.956% (3 Month LIBOR + 1.18%), due 6/12/24 (a)(d)	2,890,000	2,803,277
Cisco Systems, Inc. 1.85%, due 9/20/21	1,060,000	1,030,700
CommScope Technologies LLC 5.00%, due 3/15/27 (b)	1,600,000	1,296,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications (continued)
CommScope, Inc. 5.00%, due 6/15/21 (b)	$1,563,000	$1,547,370
Crown Castle Towers LLC (b)
3.72%, due 7/15/43	1,550,000	1,545,180
4.241%, due 7/15/48	3,755,000	3,736,788
Hughes Satellite Systems Corp.
5.25%, due 8/1/26	540,000	494,775
6.50%, due 6/15/19	900,000	907,875
Rogers Communications, Inc. 3.625%, due 12/15/25	6,350,000	6,191,073
Sprint Capital Corp. 6.90%, due 5/1/19	1,043,000	1,048,215
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, due 9/20/29 (b)	1,585,000	1,555,281
T-Mobile USA, Inc.
4.50%, due 2/1/26	2,245,000	2,059,788
6.00%, due 3/1/23	1,200,000	1,205,676
6.50%, due 1/15/26	1,235,000	1,259,700
Telecom Italia S.p.A. 5.303%, due 5/30/24 (b)	450,000	427,500
Telefonica Emisiones SAU
4.57%, due 4/27/23	1,781,000	1,829,381
5.462%, due 2/16/21	279,000	289,141
5.877%, due 7/15/19	3,625,000	3,668,432
Verizon Communications, Inc.
3.716% (3 Month LIBOR + 1.10%), due 5/15/25 (a)	2,455,000	2,380,439
5.15%, due 9/15/23	1,722,000	1,832,819

		41,326,509

Textiles 0.3%
Cintas Corp. No 2 2.90%, due 4/1/22	3,805,000	3,742,773

Transportation 0.4%
United Parcel Service, Inc. 2.50%, due 4/1/23	4,965,000	4,830,352

Total Corporate Bonds (Cost $922,652,174)		895,033,291

Loan Assignments 12.8% (a)
Advertising 1.8%
Allied Universal Holdco LLC 2015 Term Loan 6.27% (1 Month LIBOR + 3.75%), due 7/28/22	3,039,063	2,866,848

	Principal Amount	Value
Advertising (continued)
Las Vegas Sands LLC 2018 Term Loan B 4.27% (1 Month LIBOR + 1.75%), due 3/27/25	$5,121,300	$4,878,038
Outfront Media Capital LLC 2017 Term Loan B 4.35% (1 Month LIBOR + 2.00%), due 3/18/24	5,362,500	5,198,944
Syneos Health, Inc. 2018 Term Loan B 4.52% (1 Month LIBOR + 2.00%), due 8/1/24	3,914,831	3,769,658
USAGM HoldCo LLC 2015 2nd Lien Term Loan 11.02% (1 Month LIBOR + 8.50%), due 7/28/23 (g)	3,125,000	2,937,500

		19,650,988

Auto Parts & Equipment 0.2%
TI Group Automotive Systems LLC 2015 USD Term Loan 5.02% (1 Month LIBOR + 2.50%), due 6/30/22	2,174,115	2,065,409

Building Materials 0.6%
Builders FirstSource, Inc. 2017 Term Loan B 5.80% (3 Month LIBOR + 3.00%), due 2/29/24	1,959,799	1,830,452
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 5.27% (1 Month LIBOR + 2.75%), due 11/15/23	4,735,577	4,498,798

		6,329,250

Chemicals, Plastics & Rubber 0.4%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan 4.55% (3 Month LIBOR + 1.75%), due 6/1/24	4,342,756	4,082,191

Commercial Services 0.6%
Electro Rent Corp. 1st Lien Term Loan 7.49% (3 Month LIBOR + 5.00%), due 1/31/24	2,352,000	2,293,200
Global Payments Inc. 2018 Term Loan B3 4.27% (1 Month LIBOR + 1.75%), due 4/21/23	1,847,100	1,768,598

18	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Commercial Services (continued)
KAR Auction Services, Inc. Term Loan B4 5.06% (3 Month LIBOR + 2.25%), due 3/11/21	$1,573,166	$1,525,971
ServiceMaster Co. 2016 Term Loan B 5.02% (1 Month LIBOR + 2.50%), due 11/8/23	1,728,978	1,687,915

		7,275,684

Computers 0.6%
Dell, Inc. 2017 1st Lien Term Loan 4.53% (1 Month LIBOR + 2.00%), due 9/7/23	4,432,726	4,245,567
Tempo Acquisition LLC Term Loan 5.52% (1 Month LIBOR + 3.00%), due 5/1/24	3,122,450	2,978,037

		7,223,604

Diversified/Conglomerate Service 0.3%
Worldpay, LLC 2018 1st Lien Term Loan B4 4.19% (1 Month LIBOR + 1.75%), due 8/9/24	4,024,588	3,851,864

Environmental Controls 0.3%
GFL Environmental, Inc. 2018 Term Loan B 5.52% (1 Month LIBOR + 3.00%), due 5/30/25	3,931,338	3,665,973

Food 0.1%
Post Holdings, Inc.2017 Series A Incremental Term Loan 4.51% (1 Month LIBOR + 2.00%), due 5/24/24	1,577,352	1,520,173

Food—Wholesale 0.4%
U.S. Foods, Inc. 2016 Term Loan B 4.52% (1 Month LIBOR + 2.00%), due 6/27/23	5,143,125	4,864,537

Gaming 0.1%
Mohegan Tribal Gaming Authority 2016 Term Loan B 6.52% (1 Month LIBOR + 4.00%), due 10/13/23	954,719	854,473

	Principal Amount	Value
Hand & Machine Tools 0.3%
Milacron LLC Amended Term Loan B 5.02% (1 Month LIBOR + 2.50%), due 9/28/23	$3,161,742	$2,956,229

Health Care—Products 0.4%
Ortho-Clinical Diagnostics S.A. 2018 Term Loan B 5.76% (1 Month LIBOR + 3.25%), due 6/30/25	3,280,163	3,039,891
Sotera Health Holdings LLC 2017 Term Loan B 5.52% (1 Month LIBOR + 3.00%), due 5/15/22	1,900,817	1,813,696

		4,853,587

Health Care—Services 0.3%
MPH Acquisition Holdings LLC 2016 Term Loan B 5.55% (3 Month LIBOR + 2.75%), due 6/7/23	3,725,072	3,499,705

Health Services 0.4%
ExamWorks Group, Inc. 2017 Term Loan 5.77% (1 Month LIBOR + 3.25%), due 7/27/23	4,521,313	4,383,788

Holding Company—Diversified 0.3%
Titan Acquisition, Ltd. 2018 Term Loan B 5.52% (1 Month LIBOR + 3.00%), due 3/28/25	3,622,625	3,330,551

Household Products & Wares 0.4%
KIK Custom Products, Inc. 2015 Term Loan B 6.52% (1 Month LIBOR + 4.00%), due 5/15/23	2,151,171	2,032,857
Prestige Brands, Inc. Term Loan B4 4.52% (1 Month LIBOR + 2.00%), due 1/26/24	2,531,275	2,425,277

		4,458,134

Internet 0.2%
Match Group, Inc. 2017 Term Loan B 5.09% (2 Month LIBOR + 2.50%), due 11/16/22	1,859,375	1,838,457

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Leisure Time 0.3%
Bombardier Recreational Products, Inc. 2016 Term Loan B 4.52% (1 Month LIBOR + 2.00%), due 5/23/25	$3,067,313	$2,958,677

Lodging 0.5%
Boyd Gaming Corp. Term Loan B3 4.67% (1 Week LIBOR + 2.25%), due 9/15/23	474,016	451,698
Hilton Worldwide Finance LLC Term Loan B2 4.26% (1 Month LIBOR + 1.75%), due 10/25/23	4,271,113	4,100,268
MGM Growth Properties Operating Partnership, L.P. 2016 Term Loan B 4.52% (1 Month LIBOR + 2.00%), due 3/21/25	972,500	927,522

		5,479,488

Machinery—Diversified 0.1%
Zebra Technologies Corp. 2018 Term Loan B 4.09% (3 Month LIBOR + 1.75%), due 10/27/21	1,428,793	1,410,040

Media 0.6%
Nielsen Finance LLC Term Loan B4 4.39% (1 Month LIBOR + 2.00%), due 10/4/23	2,955,000	2,855,269
Virgin Media Bristol LLC 2017 Term Loan 4.96% (1 Month LIBOR + 2.50%), due 1/15/26	4,100,000	3,878,600

		6,733,869

Miscellaneous—Manufacturing 0.1%
Gates Global LLC 2017 USD Repriced Term Loan B 5.27% (1 Month LIBOR + 2.75%), due 4/1/24	1,333,886	1,264,691

Packaging & Containers 0.4%
Berry Global, Inc. 2018 Term Loan S 4.14% (1 Month LIBOR + 1.75%), due 2/8/20	2,299,782	2,258,897

	Principal Amount	Value
Packaging & Containers (continued)
Reynolds Group Holdings, Inc. 2017 Term Loan 5.27% (1 Month LIBOR + 2.75%), due 2/5/23	$1,881,784	$1,790,517

		4,049,414

Semiconductors 0.2%
ON Semiconductor Corp. 2018 1st Lien Term Loan B 4.27% (1 Month LIBOR + 1.75%), due 3/31/23	1,886,148	1,814,829

Software 0.5%
First Data Corp. 2024 Term Loan 4.50% (1 Month LIBOR + 2.00%), due 4/26/24	2,315,868	2,207,793
IQVIA, Inc. 2018 USD Term Loan B3 4.27% (1 Month LIBOR + 1.75%), due 6/11/25	3,830,750	3,694,280

		5,902,073

Support Services 1.0%
Advanced Disposal Services, Inc. Term Loan B3 4.67% (1 Week LIBOR + 2.25%), due 11/10/23	5,598,250	5,369,657
Change Healthcare Holdings, Inc. 2017 Term Loan B 5.27% (1 Month LIBOR + 2.75%), due 3/1/24	5,890,973	5,584,153

		10,953,810

Telecommunications 1.2%
Level 3 Financing, Inc. 2017 Term Loan B 4.75% (1 Month LIBOR + 2.25%), due 2/22/24	5,875,000	5,537,187
SBA Senior Finance II LLC 2018 Term Loan B 4.53% (1 Month LIBOR + 2.00%), due 4/11/25	4,255,654	4,072,661
Sprint Communications, Inc. 1st Lien Term Loan B 5.06% (1 Month LIBOR + 2.50%), due 2/2/24	3,537,000	3,368,993

		12,978,841

Transportation 0.2%
XPO Logistics, Inc. 2018 Term Loan B 4.51% (3 Month LIBOR + 2.00%), due 2/24/25	2,477,254	2,362,681

Total Loan Assignments (Cost $149,421,445)		142,613,010

20	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities 1.8%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.8%
BX Commercial Mortgage Trust Series 2018-IND, Class A 3.205% (1 Month LIBOR + 0.75%), due 11/15/35 (a)(b)(h)	$3,724,442	$3,701,161
Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates K085, Class A2 4.06%, due 10/25/28 (i)	3,540,000	3,728,093
JP Morgan Chase Commercial Mortgage Securities Trust Series 2018-AON, Class A 4.128%, due 7/5/31 (b)	2,191,000	2,271,261
JPMBB Commercial Mortgage Securities Trust Series 2015-C28, Class A4 3.227%, due 10/15/48	3,250,000	3,202,956
Wells Fargo Commercial Mortgage Trust (b)(j)
Series 2018-1745, Class A 3.749%, due 6/15/36	3,450,000	3,486,057
Series 2018-AUS, Class A 4.058%, due 7/17/36	4,200,000	4,265,372
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 4.434%, due 7/25/36 (j)	13,860	13,820

Total Mortgage-Backed Securities (Cost $20,456,083)		20,668,720

U.S. Government & Federal Agencies 2.5%
Federal National Mortgage Association (Mortgage Pass-Through Securities) 1.4%
4.00%, due 8/1/48	15,461,844	15,764,758

United States Treasury Notes 0.1%
3.125%, due 11/15/28	810,000	840,185

United States Treasury Inflation—Indexed Note 1.0%
0.75%, due 7/15/28	12,063,495	11,807,617

Total U.S. Government & Federal Agencies (Cost $28,144,370)		28,412,560

Total Long-Term Bonds (Cost $1,135,724,322)		1,101,800,001

	Shares	Value
Common Stocks 0.0%‡
Software 0.0%‡
salesforce.com, Inc. (k)	1,267	$173,541

Total Common Stocks (Cost $146,797)		173,541

Short-Term Investments 0.7%
Affiliated Investment Company 0.7%
MainStay U.S. Government Liquidity Fund, 2.18% (l)	7,373,741	7,373,741

Total Affiliated Investment Company (Cost $7,373,741)		7,373,741

	Principal Amount
Repurchase Agreement 0.0%‡
Fixed Income Clearing Corp. 0.50%, dated 12/31/18 due 1/2/19 Proceeds at Maturity $359,789 (Collateralized by a United States Treasury Note with a rate of 2.625% and a maturity date of 12/31/25, with a Principal Amount of $370,000 and Market Value of $370,000)	$359,779	359,779

Total Repurchase Agreement (Cost $359,779)		359,779

Total Short-Term Investments (Cost $7,733,520)		7,733,520

Total Investments, Before Investments Sold Short (Cost $1,143,604,639)	99.4%	1,109,707,062

Investments Sold Short (1.3%)
Corporate Bonds Sold Short (1.3%)
Health Care Providers & Services (0.1%)
Davita, Inc. 5.00%, due 05/01/25	(1,285,000)	(1,166,137)

Internet & Direct Marketing Retail (0.7%)
Netflix, Inc. 4.375%, due 11/15/26	(8,495,000)	(7,709,213)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Investments Sold Short (continued)
Oil & Gas (0.5%)
Noble Energy, Inc. 3.90%, due 11/15/24	$(5,655,000)	$(5,477,878)

Total Investments Sold Short (Proceeds $14,724,465)		(14,353,228)

Total Investments, Net of Investments Sold Short (Cost $1,128,880,174)	98.1%	1,095,353,834

Other Assets, Less Liabilities	1.9	20,646,451
Net Assets	100.0%	$1,116,000,285

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2018.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2018.

(d)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities sold short (See Note 2(O)).

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)

All or a portion of this security was held on loan. As of December 31, 2018, the market value of securities loaned was $2,997,124 and the Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $3,069,731 (See Note 2(P)).

(g)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(h)

Illiquid security—As of December 31, 2018, the total market value of the security deemed illiquid under procedures approved by the Board of Trustees was $3,701,161, which represented 0.3% of the Portfolio’s net assets. (Unaudited)

(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of December 31, 2018.

(j)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2018.

(k)	Non-income producing security.

(l)	Current yield as of December 31, 2018.

Foreign Currency Forward Contracts

As of December 31, 2018, the Portfolio held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

USD	679,839	GBP	531,000	JPMorgan Chase Bank N.A.	2/1/19	$2,055
Total unrealized appreciation						2,055
USD	3,250,935	EUR	2,836,000	JPMorgan Chase Bank N.A.	2/1/19	(6,271)
Total unrealized depreciation						(6,271)
Net unrealized depreciation						$(4,216)

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

22	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Futures Contracts

As of December 31, 2018, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	196	March 2019	$41,338,581	$41,613,250	$274,669
5-Year United States Treasury Note	534	March 2019	60,213,830	61,243,125	1,029,295
10-Year United States Treasury Note	(1,656)	March 2019	(197,250,299)	(202,057,875)	(4,807,576)
10-Year United States Treasury Ultra Note	(612)	March 2019	(77,513,017)	(79,607,813)	(2,094,796)
Euro-BTP	(24)	March 2019	(3,382,764)	(3,514,793)	(132,029)
Euro Bund	19	March 2019	3,536,879	3,560,142	23,263
United States Treasury Long Bond	(140)	March 2019	(19,494,675)	(20,440,000)	(945,325)
United States Treasury Ultra Bond	30	March 2019	4,574,134	4,819,688	245,554

			$(187,977,331)	$(194,384,276)	$(6,406,945)

1.	As of December 31, 2018, cash in the amount of $3,041,009 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2018.

Swap Contracts

As of December 31, 2018, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation / (Depreciation)

$100,000,000	USD	8/8/2019	Fixed 1.621%	3-Month USD-LIBOR	Semi-Annually/Quarterly	$7,021	$669,844	$676,865
330,000,000	USD	11/9/2019	Fixed 1.83%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(13,266)	2,552,220	2,538,954
50,000,000	USD	3/16/2023	Fixed 2.793%	3-Month USD-LIBOR	Semi-Annually/Quarterly	—	(434,216)	(434,216)
50,000,000	USD	3/29/2023	Fixed 2.762%	3-Month USD-LIBOR	Semi-Annually/Quarterly	—	(374,144)	(374,144)
						$(6,245)	$2,413,704	$2,407,459

1.	As of December 31, 2018, cash in the amount of $1,637,326 was on deposit with a broker for centrally cleared swap agreements.

The following abbreviations are used in the preceding pages:

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

EUR—Euro

GBP—British Pound Sterling

LIBOR—London Interbank Offered Rate

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2018 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets and liabilities:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$15,068,501	$—	$15,068,501
Convertible Bonds	—	3,919	—	3,919
Corporate Bonds	—	895,033,291	—	895,033,291
Loan Assignments (b)	—	139,675,510	2,937,500	142,613,010
Mortgage-Backed Securities	—	20,668,720	—	20,668,720
U.S. Government & Federal Agencies	—	28,412,560	—	28,412,560

Total Long-Term Bonds	—	1,098,862,501	2,937,500	1,101,800,001

Common Stocks	173,541	—	—	173,541
Short-Term Investments
Affiliated Investment Company	7,373,741	—	—	7,373,741
Repurchase Agreement	—	359,779	—	359,779

Total Short-Term Investments	7,373,741	359,779	—	7,733,520

Total Investments in Securities	7,547,282	1,099,222,280	2,937,500	1,109,707,062

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	2,055	—	2,055
Futures Contracts (c)	1,572,781	—	—	1,572,781
Interest Rate Swap Contracts (c)	—	3,215,819	—	3,215,819

Total Other Financial Instruments	1,572,781	3,217,874	—	4,790,655

Total Investments in Securities and Other Financial Instruments	$9,120,063	$1,102,440,154	$2,937,500	$1,114,497,717

Liability Valuation Inputs
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(14,353,228)	$—	$(14,353,228)

Total Long-Term Bonds Sold Short	—	(14,353,228)	—	(14,353,228)

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	(6,271)	—	(6,271)
Futures Contracts (c)	(7,979,726)	—	—	(7,979,726)
Interest Rate Swap Contracts (c)	—	(808,360)	—	(808,360)

Total Other Financial Instruments	(7,979,726)	(814,631)	—	(8,794,357)

Total Investments in Securities Sold Short and Other Financial Instruments	$(7,979,726)	$(15,167,859)	$—	$(23,147,585)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $2,937,500 is held in Advertising within the Loan Assignments section of the Portfolio of Investments, which was valued by a pricing service without adjustment.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

24	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2018 (b)
Long-Term Bonds
Loan Assignments
Advertising	$—	$3,916	$—	$(141,938)	$—	$—	$3,075,522	$—	$2,937,500	$(141,938)
Commercial Services	4,274,990	—	—	(9,330)	—	(1,865,900)	—	(2,399,760)	—	—
Iron & Steel	3,921,296	378	4,669	(14,825)	—	(3,911,518)	—	—	—	—

Total	$8,196,286	$4,294	$4,669	$(166,093)	$—	$(5,777,418)	$3,075,522	$(2,399,760)	$2,937,500	$(141,938)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

As of December 31, 2018, a security with a market value of $2,399,760 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of December 31, 2017, the fair value obtained for this security, as determined based on information provided by an independent pricing source, utilized significant unobservable inputs.

As of December 31, 2018, a security with a market value of $3,075,522 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of December 31, 2017, the fair value obtained for this security, as determined based on information provided by an independent pricing source, utilized significant observable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $1,136,230,898) including securities on loan of $2,997,124	$1,102,333,321
Investment in affiliated investment company, at value (identified cost $7,373,741)	7,373,741
Cash collateral on deposit at broker for futures contracts	3,041,009
Cash collateral on deposit at broker for swap contracts	1,637,326
Cash denominated in foreign currencies (identified cost $107,415)	107,888
Cash	23,100
Receivables:
Dividends and interest	10,051,503
Investment securities sold	8,073,026
Fund shares sold	25,936
Securities lending income	2,504
Unrealized appreciation on foreign currency forward contracts	2,055

Total assets	1,132,671,409

Liabilities
Investments sold short (proceeds $14,724,465)	14,353,228
Payables:
Manager (See Note 3)	547,734
Variation margin on futures contracts	805,527
Fund shares redeemed	288,442
NYLIFE Distributors (See Note 3)	216,172
Variation margin on centrally cleared swap contracts	165,725
Interest on investments sold short	86,379
Broker fees and charges on short sales	84,895
Shareholder communication	61,382
Professional fees	48,669
Trustees	1,333
Custodian	530
Accrued expenses	4,837
Unrealized depreciation on foreign currency forward contracts	6,271

Total liabilities	16,671,124

Net assets	$1,116,000,285

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$116,530
Additional paid-in capital	1,182,484,475

1,182,601,005
Total distributable earnings (loss)(1)	(66,600,720)

Net assets	$1,116,000,285

Initial Class
Net assets applicable to outstanding shares	$116,900,506

Shares of beneficial interest outstanding	12,173,158

Net asset value per share outstanding	$9.60

Service Class
Net assets applicable to outstanding shares	$999,099,779

Shares of beneficial interest outstanding	104,356,403

Net asset value per share outstanding	$9.57

(1)	See Note 10.

26	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Interest	$45,606,287
Dividends affiliated	291,218
Dividends unaffiliated (a)	14,211
Securities lending	4,310

Total income	45,916,026

Expenses
Manager (See Note 3)	6,805,148
Distribution/Service—Service Class (See Note 3)	2,687,568
Interest on investments sold short	1,183,171
Broker fees and charges on short sales	606,822
Shareholder communication	164,126
Professional fees	137,397
Interest expense	79,957
Trustees	26,566
Custodian	23,263
Miscellaneous	46,066

Total expenses	11,760,084

Net investment income (loss)	34,155,942

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(6,309,227)
Investments sold short	192,899
Futures transactions	8,540,295
Swap transactions	3,357,428
Foreign currency forward transactions	385,879
Foreign currency transactions	(60,937)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	6,106,337

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(48,876,282)
Investments sold short	1,153,556
Futures contracts	(7,832,119)
Swap contracts	(1,199,954)
Foreign currency forward contracts	7,516
Translation of other assets and liabilities in foreign currencies	(1,581)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(56,748,864)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(50,642,527)

Net increase (decrease) in net assets resulting from operations	$(16,486,585)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $539.

27

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$34,155,942	$29,523,263
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	6,106,337	10,010,109
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(56,748,864)	9,357,420

Net increase (decrease) in net assets resulting from operations	(16,486,585)	48,890,792

Distributions to shareholders(1):
Initial Class	(4,472,392)
Service Class	(33,201,095)

	(37,673,487)

Dividends to shareholders from net investment income:
Initial Class		(4,056,441)
Service Class		(28,603,275)

Total distributions to shareholders	(37,673,487)	(32,659,716)

Capital share transactions:
Net proceeds from sale of shares	141,396,906	226,244,514
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	37,673,487	32,659,716
Cost of shares redeemed	(210,799,083)	(78,759,565)

Increase (decrease) in net assets derived from capital share transactions	(31,728,690)	180,144,665

Net increase (decrease) in net assets	(85,888,762)	196,375,741

Net Assets
Beginning of year	1,201,889,047	1,005,513,306

End of year(2)	$1,116,000,285	$1,201,889,047

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $3,033,546 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

28	MainStay VP MacKay Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$10.06	$9.90	$9.54	$10.12	$10.32

Net investment income (loss) (a)	0.30	0.29	0.37	0.40	0.45

Net realized and unrealized gain (loss) on investments	(0.43)	0.18	0.33	(0.66)	(0.28)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.01	0.02	0.03

Total from investment operations	(0.13)	0.47	0.71	(0.24)	0.20

Less dividends and distributions:

From net investment income	(0.33)	(0.31)	(0.35)	(0.34)	(0.40)

Net asset value at end of year	$9.60	$10.06	$9.90	$9.54	$10.12

Total investment return (b)	(1.21%)	4.81%	7.50%	(2.42%)	1.92%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	3.04%	2.89%	3.80%	4.01%	4.31%

Net expenses (excluding short sale expenses) (c)	0.60%	0.60%	0.62%	0.62%	0.64%

Expenses (including short sales expenses) (c)	0.75%	0.67%	0.72%	0.65%	0.64%

Short sale expenses	0.15%	0.07%	0.10%	0.03%	—

Portfolio turnover rate	33%	32%	34%	26%	18%

Net assets at end of year (in 000’s)	$116,901	$137,454	$122,586	$129,311	$166,855

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$10.03	$9.87	$9.51	$10.09	$10.29

Net investment income (loss) (a)	0.28	0.26	0.34	0.38	0.42

Net realized and unrealized gain (loss) on investments	(0.43)	0.19	0.33	(0.66)	(0.28)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.01	0.02	0.03

Total from investment operations	(0.15)	0.45	0.68	(0.26)	0.17

Less dividends and distributions:

From net investment income	(0.31)	(0.29)	(0.32)	(0.32)	(0.37)

Net asset value at end of year	$9.57	$10.03	$9.87	$9.51	$10.09

Total investment return (b)	(1.46%)	4.55%	7.23%	(2.66%)	1.67%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.79%	2.64%	3.54%	3.77%	4.06%

Net expenses (excluding short sales expenses) (c)	0.85%	0.85%	0.87%	0.87%	0.89%

Expenses (including short sales expenses) (c)	1.00%	0.92%	0.97%	0.90%	0.89%

Short sale expenses	0.15%	0.07%	0.10%	0.03%	—

Portfolio turnover rate	33%	32%	34%	26%	18%

Net assets at end of year (in 000’s)	$999,100	$1,064,435	$882,928	$748,317	$571,281

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses, which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

29

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Unconstrained Bond Portfolio (formerly known as MainStay VP Unconstrained Bond Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on April 29, 2011. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

30	MainStay VP MacKay Unconstrained Bond Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2018, the Portfolio did not hold any foreign equity securities.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are

31

Notes to Financial Statements (continued)

deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains

32	MainStay VP MacKay Unconstrained Bond Portfolio

realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur

33

Notes to Financial Statements (continued)

certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2018, the Portfolio did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of

December 31, 2018, open futures contracts are shown in the Portfolio of Investments.

(K)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2018, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and

34	MainStay VP MacKay Unconstrained Bond Portfolio

Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often LIBOR). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

(L)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of December 31, 2018, all open forward currency contracts are shown in the Portfolio of Investments.

(M)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2018, the Portfolio did not hold any rights or warrants.

(O)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is

35

Notes to Financial Statements (continued)

reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of December 31, 2018, securities sold short are shown in the Portfolio of Investments.

(P)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio had securities on loan with a value of $2,997,124 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $3,069,731.

(Q)  Debt Securities and Loan Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(R)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(S)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline

36	MainStay VP MacKay Unconstrained Bond Portfolio

below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(T)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Portfolio also entered into interest rate swaps to hedge the potential risk of rising short term interest rates. Foreign currency forward contracts were used to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	$—	$1,572,781	$1,572,781

Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (b)	—	3,215,819	3,215,819

Forward Contracts	Unrealized appreciation on foreign currency forward contracts	2,055	—	2,055

Total Fair Value		$2,055	$4,788,600	$4,790,655

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	$—	$(7,979,726)	$(7,979,726)

Centrally Cleared Swap Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (b)	—	(808,360)	(808,360)

Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(6,271)	—	(6,271)

Total Fair Value		$(6,271)	$(8,788,086)	$(8,794,357)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)

Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

37

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$8,540,295	$8,540,295

Swap Contracts	Net realized gain (loss) on swap transactions	—	3,357,428	3,357,428

Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	385,879	—	385,879

Total Realized Gain (Loss)		$385,879	$11,897,723	$12,283,602

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$(7,832,119)	$(7,832,119)

Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	(1,199,954)	(1,199,954)

Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	7,516	—	7,516

Total Change in Unrealized Appreciation (Depreciation)		$7,516	$(9,032,073)	$(9,024,557)

Average Notional Amount

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts Long	$—	$59,768,796	$59,768,796
Futures Contracts Short	$—	$(551,990,348)	$(551,990,348)
Swap Contracts Long	$—	$708,333,333	$708,333,333
Forward Contracts Long (a)	$3,226,718	$—	$3,226,718
Forward Contracts Short	$(4,653,130)	$—	$(4,653,130)

(a)	Positions were open four months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as

Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion. During the year ended December 31, 2018, the effective management fee rate was 0.56%.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $6,805,148.

38	MainStay VP MacKay Unconstrained Bond Portfolio

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, beginning of year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ (Depreciation)	Value, end of year	Dividend Income	Other Distributions	Shares end of year

MainStay U.S. Government Liquidity Fund	$—	$233,316	$(225,942)	$—	$—	$7,374	$291	$—	7,374

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,128,934,333	$3,633,847	$(34,822,169)	$(31,188,322)

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$4,210,788	$(39,635,729)	$(1)	$(31,175,778)	$(66,600,720)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals, mark to market on foreign currency forward contracts, mark to market of futures contracts, Contingent Payment Debt Instruments (“CPDI”), cumulative amendment fees and straddle losses deferred.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$1	$(1)

The reclassifications for the Portfolio are primarily due to rounding.

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $39,620,447, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$7,760	$31,860

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$37,673,487	$ —	$32,659,716	$ —

39

Notes to Financial Statements (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of U.S. government securities were $34,379 and $8,157, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $373,139 and $374,759, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	4,511,420	$44,611,372
Shares issued to shareholders in reinvestment of dividends and distributions	456,270	4,472,392
Shares redeemed	(6,464,408)	(63,695,434)

Net increase (decrease)	(1,496,718)	$(14,611,670)

Year ended December 31, 2017:
Shares sold	1,589,343	$16,009,190
Shares issued to shareholders in reinvestment of dividends and distributions	404,733	4,056,441
Shares redeemed	(710,543)	(7,157,697)

Net increase (decrease)	1,283,533	$12,907,934

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	9,736,875	$96,785,534
Shares issued to shareholders in reinvestment of dividends and distributions	3,399,126	33,201,095
Shares redeemed	(14,954,626)	(147,103,649)

Net increase (decrease)	(1,818,625)	$(17,117,020)

Year ended December 31, 2017:
Shares sold	21,000,124	$210,235,324
Shares issued to shareholders in reinvestment of dividends and distributions	2,862,222	28,603,275
Shares redeemed	(7,153,867)	(71,601,868)

Net increase (decrease)	16,708,479	$167,236,731

Note 10–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is

40	MainStay VP MacKay Unconstrained Bond Portfolio

effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Unconstrained Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Unconstrained Bond Portfolio (formerly known as MainStay VP Unconstrained Bond Portfolio) (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

42	MainStay VP MacKay Unconstrained Bond Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Unconstrained Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay Shields in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and SA ABBR. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and ongoing analysis of, and interactions with, MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life

Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay Shields believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged MacKay Shields’ continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

44	MainStay VP MacKay Unconstrained Bond Portfolio

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and MacKay Shields and acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

46	MainStay VP MacKay Unconstrained Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

47

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

48	MainStay VP MacKay Unconstrained Bond Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

49

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

50	MainStay VP MacKay Unconstrained Bond Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

51

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

† Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1803527	MSVPUB11-02/19 (NYLIAC) NI532

MainStay VP Emerging Markets Equity Portfolio

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[1]

Initial Class Shares	2/17/2012	–20.55%	–2.28%	–2.29%	1.20%

Service Class Shares	2/17/2012	–20.74	–2.53	–2.54	1.45

Benchmark Performance	One Year	Five Years	Since Inception

MSCI Emerging Markets Index[2]	–14.58%	1.65%	1.07%
Morningstar Diversified Emerging Markets Category Average[3]	–16.10	0.52	0.66

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

2.

The MSCI Emerging Markets Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The MSCI Emerging Markets Index is a free float-adjusted market-capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

The Morningstar Diversified Emerging Markets Category Average is representative of funds that tend to divide their assets among 20 or more nations, although they tend to focus on the emerging markets of Asia and Latin America rather than on those of the Middle East, Africa, or Europe. These funds invest predominantly in emerging market equities, but some funds also invest in both equities and fixed income investments from emerging markets. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Emerging Markets Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by

$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$868.30	$5.46	$1,019.36	$5.90	1.16%

Service Class Shares	$1,000.00	$867.20	$6.64	$1,018.10	$7.17	1.41%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Emerging Markets Equity Portfolio

Country Composition as of December 31, 2018 (Unaudited)

China	30.9%

Republic of Korea	14.5

India	10.7

Taiwan	9.6

Brazil	9.2

South Africa	6.1

Russia	4.0

Mexico	2.7

Thailand	2.0

Indonesia	1.8

United States	1.4

Poland	1.2

Hong Kong	1.1

Philippines	1.0

Turkey	0.7%

Malaysia	0.6

Hungary	0.5

United Arab Emirates	0.5

Peru	0.4

Argentina	0.3

Colombia	0.2

Singapore	0.2

Chile	0.1

Czech Republic	0.0	‡

Greece	0.0	‡

Other Assets, Less Liabilities	0.3

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2018 (excluding short-term investments) (Unaudited)

1.	Tencent Holdings, Ltd.

2.	Samsung Electronics Co., Ltd.

3.	Taiwan Semiconductor Manufacturing Co., Ltd.

4.	Alibaba Group Holding, Ltd., Sponsored ADR

5.	Naspers, Ltd., Class N
6.	China Construction Bank Corp., Class H

7.	Ping An Insurance Group Co. of China, Ltd., Class H

8.	China Mobile, Ltd.

9.	Itau Unibanco Holding S.A.

10.	Vale S.A.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Ping Wang, PhD, and Rui Tang, CFA, of MacKay Shields LLC (“MacKay Shields”), a Subadvisor of the Portfolio, and Jan Boudewijns, Philip Screve and Mohamed Lamine Saidi of Candriam Belgium (“Candriam”), a Subadvisor of the Portfolio.

How did MainStay VP Emerging Markets Equity Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP Emerging Markets Equity Portfolio returned –20.55% for Initial Class shares and –20.74% for Service Class shares. Over the same period, both share classes underperformed the –14.58% return of the MSCI Emerging Markets Index,1 which is the Portfolio’s benchmark, and the –16.10% return of the Morningstar Diversified Emerging Markets Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

Candriam

The portion of the Portfolio subadvised by Candriam underperformed the MSCI Emerging Markets Index during the reporting period.

Factors affecting the performance of the Candriam portion of the Portfolio relative to the MSCI Emerging Markets Index related to our investment process, which focuses on bottom-up selection of reasonably priced quality companies delivering strong and sustainable profitability. This investment process results in a structural tilt toward quality and growth stocks.

Despite a strong start, the first quarter of 2018 proved to be a very volatile period, with markets increasingly under pressure from a combination of Federal Reserve policy, growing unease over a potential global trade war, a strengthening U.S. dollar and oil price volatility. Geopolitical factors added to market uncertainty. In this environment, the Candriam portion of the Portfolio managed to outperform the MSCI Emerging Markets Index during the early emerging-markets rally as well as during the following corrective phase, thanks primarily to strong stock selection and secondarily to a well-balanced portfolio of emerging-market equities. This was especially the case in North Asia (China, South Korea, and Taiwan), where stock selection in the health care, technology and consumer sectors showed the strongest contributions to first-quarter excess returns3 in the Candriam portion of the Portfolio. (Contributions take weightings and total returns into account.)

Similar market pressures continued during the second quarter, and the Candriam portion of the Portfolio underperformed the MSCI Emerging Markets Index, primarily because of overweight positions in North Asia (China and South Korea) and in technology companies, but also because of some adverse stock-specific contributions.

Emerging markets were down in the third quarter of 2018, for reasons similar to those in the second quarter. Most emerging markets ended the quarter down, among them Taiwan, China, India, and South Korea. In this environment, the Candriam portion of the Portfolio underperformed the MSCI Emerging Markets Index, as the outperformance of Colombia, Brazil and the energy sector did not manage to wholly offset the underperformance of Taiwan, China, India and the IT sector. Escalating trade tensions between the United States and China once again made headlines, and China continued to suffer. Energy boasted the strongest performance, as energy prices continued to climb. India performed strongly at the beginning of the third quarter but ended the quarter with negative performance. Turkey suffered as the Turkish market and currency were heavily sold because of poorly managed monetary policies amid high inflation and concerns over the central bank’s independence. Brazil outperformed in the wake of several political events. During the third quarter of 2018, emerging markets were boosted by a strong market and currency performance in Mexico.

Most markets ended the fourth quarter of 2018 down, including China, South Korea and Mexico. In this environment, the Candriam portion of the Portfolio underperformed the MSCI Emerging Markets Index, even though Brazil and the industrials sector helped performance but did not manage to wholly offset the underperformance of Mexico, China and South Korea. Escalating trade tensions between the United States and China once again made headlines, and China continued to suffer. The U.S. stock market, a rare comfort zone for investors until September, fell in the fourth quarter. Against the tide, the main positive was Brazil, as this performance was fueled by the election of Jair Bolsonaro, viewed as a positive outcome by the market. Mexico was hit by the cancellation of the partially constructed new Mexico City airport and the increased uncertainty regarding the economic policy of the newly elected leftist president Andrés Manuel López Obrador. Oil prices shrank in the wake of the Russia-Saudi Arabia agreement aimed at resolving supply problems, coupled with lowered demand forecasts for 2019. The United States and China agreed on a temporary truce in the trade war at the G20 meeting. The sigh of relief following these trade talks was short-lived with the arrest of Huawei CFO Meng Wanzhou dampening investor sentiment. Korea and Taiwan likely suffered selling pressure from weakness in the U.S. information technology sector.

MacKay Shields

The portion of the Portfolio subadvised by MacKay Shields underperformed the the MSCI Emerging Markets Index during the reporting period, primarily as a result of negative stock selection.

1.	See footnote on page 5 for more information on the MSCI Emerging Markets Index.
2.	See footnote on page 5 for more information on the Morningstar Diversified Emerging Markets Category Average.
3.

The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.

8	MainStay VP Emerging Markets Equity Portfolio

Sector allocation contributed positively to the relative performance of the MacKay Shields portion of the Portfolio. Stock selection is driven by the systematic assessment of eligible securities across valuation, momentum and market sentiment measures utilizing the investment team’s systematic stock selection model and is the main determiner of positioning in the MacKay Shields portion of the Portfolio. The MacKay Shields portion of the Portfolio saw its strongest stock selection in communication services, industrials and consumer staples. Within the MacKay Shields portion of the Portfolio, stock selection was weakest in financials, materials and energy. During the reporting period, all three of our key stock-selection drivers became less efficient in predicting which stocks to own in the MacKay Shields portion of the Portfolio, which was the primary reason why stock selection hurt the relative performance of the MacKay Shields portion of the Portfolio during the reporting period.

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the portion of the Portfolio formerly subadvised by Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) and the portfolio managers from Cornerstone Holdings transitioned to MacKay Shields. For more information on these changes, please refer to the supplement dated September 28, 2017. Effective December 18, 2018, Andrew Ver Planck no longer served as a portfolio manager of the Portfolio. Effective the same date, Rui Tang, CFA, was added as a portfolio manager of the Portfolio. For more information on these changes, please refer to the supplement dated December 18, 2018.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Candriam

In the portion of the Portfolio subadvised by Candriam, the consumer and communication services sectors made the strongest positive sector contributions to performance relative to the MSCI Emerging Markets Index. Underweight positions in these sectors, all of which provided negative total returns for the reporting period, helped relative performance.

During the reporting period, the financials, information technology and materials sectors made the weakest sector contributions to the relative performance of the Candriam portion of the Portfolio. Each of the sectors provided negative total returns, with weak stock selection also detracting from the relative performance of the Candriam portion of the Portfolio. The Candriam portion of the Portfolio maintained an underweight position in information technology and overweight positions in financials and materials.

MacKay Shields

In the portion of the Portfolio subadvised by MacKay Shields, the sectors that made the most substantial positive contributions to the Portfolio’s performance relative to the MSCI Emerging Markets Index during the period were communication services, industrials and consumer staples. Over the same period, the sectors that detracted the most from the relative performance of the MacKay Shields portion of the Portfolio were financials, materials and information technology.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Candriam

In the Candriam portion of the Portfolio, the strongest contributions to absolute return came from Brazilian banks Itau Unibanco and Banco do Brasil and Russian crude oil producer Tatneft.

Brazilian banks began to enter a multiyear cyclical recovery (because of supportive macro factors and a new government in the country) and, in our view, are well positioned to benefit from digitalization. We believe that these banks could see strong underlying loan growth, improving asset quality, and support for earnings growth, return on equity and dividends.

For Banco do Brasil, additional upside could rely on an improved efficiency ratio (thanks to branch rationalization and lower cost of risk) and privatization potential.

Taftnet benefited from a favorable refinery margin environment in Europe and a noticeable improvement in operations. Tatneft has also upgraded its dividend policy on the back of strong cash flow generation.

During the reporting period, the most substantial detractors in the Candriam portion of the Portfolio included Chinese Internet, mobile and telecommunication services provider Tencent Holdings, Korean electrical equipment company Samsung Electronics and Chinese information technology and e-commerce company Alibaba. Each of these stocks provided negative total returns during the reporting period.

Tencent Holdings came under pressure after China’s education ministry issued a statement in August proposing a curb on new online video game approvals to address eye problems in the nation’s youth. The Chinese advertising industry also saw negative effects as budgets tightened in cyclical sectors such as automobiles, which affected revenues at Tencent Holdings.

Samsung Electronics saw its share price collapse in 2018. Because of weak end-user demand coupled with macro impacts and inventory destocking in the channel after prolonged DRAM (dynamic random-access memory) price appreciation, Samsung Electronics DRAM bit shipments declined in the fourth quarter of 2018.

9

In the third quarter of 2018, Alibaba lowered its revenue guidance for fiscal year 2019 because of sluggish domestic consumption and the company’s suspension of monetization to support small and medium-sized merchants in light of the potential influence of a new e-commerce law.

MacKay Shields

The stocks that made the most substantial contributions to the absolute performance of the MacKay Shields portion of the Portfolio during the reporting period were Malaysian commercial airline AirAsia Group, Brazilian bank Banco do Brasil and Chinese clean energy distributor ENN Energy Holdings. Over the same period, the stocks that detracted the most from the absolute performance of the MacKay Shields portion of the Portfolio were Chinese Internet service provider Tencent Holdings, South Korean electronics manufacturer Samsung Electronics and Chinese e-commerce company Alibaba.

Did the Portfolio make any significant purchases or sales during the reporting period?

Candriam

Significant purchases in the Candriam portion of the Portfolio during the reporting period included South Korean engineering and construction group Samsung Engineering and Indian IT service provider Infosys. The Candriam portion of the Portfolio added the position in Samsung Engineering because we believed that the company could benefit from rising hydrocarbon project activity, supported by higher oil prices. A strong new order pipeline could likely provide further support for the stock price. The Candriam portion of the Portfolio added the position in Infosys as the Indian rupee devalued while the U.S. dollar strengthened.

During the reporting period, significant sales in the Candriam portion of the Portfolio included Chinese Internet search engine Baidu and Chinese e-commerce company Alibaba. The Candriam portion of the Portfolio fully divested its position in Baidu as investors became concerned that the company’s increased investment could lead to margin pressure, and we felt that better value could be found elsewhere in the information technology sector. The Candriam portion of the Portfolio reduced its position in Alibaba as the company lowered its fiscal year 2019 revenue guidance.

MacKay Shields

The most substantial initial position in the MacKay Shields portion of the Portfolio during the reporting period was in information technology consultant Infosys, and the most substantial increase in position size was in information technology consultant Tata Consultancy Services.

During the reporting period, the most substantial position that the MacKay Shields portion of the Portfolio exited entirely was in home electronics manufacturer LG Electronics, and the most substantial decrease in position size was in Chinese Internet service provider Tencent Holdings.

How did the Portfolio’s sector weightings change during the reporting period?

Candriam

During the reporting period, the Candriam portion of the Portfolio saw its most substantial increase in sector weighting relative to the MSCI Emerging Markets Index in financials. This increase was followed by relative weighting increases in industrials and consumer staples.

During the reporting period, the Candriam portion of the Portfolio saw a large decrease in its sector weighting relative to the benchmark in information technology, followed by other sector-weighting decreases in consumer discretionary and utilities.

MacKay Shields

In the MacKay Shields portion of the Portfolio, the most substantial increases in sector weightings relative to the MSCI Emerging Markets Index were in utilities, real estate and health care. Over the same period, the MacKay Shields portion of the Portfolio saw its most substantial sector-weighting decreases relative to the benchmark in financials, consumer discretionary and communication services.

How was the Portfolio positioned at the end of the reporting period?

Candriam

As of December 31, 2018, the sectors that were most substantially overweight relative to the MSCI Emerging Markets Index in the Candriam portion of the Portfolio were industrials, energy and health care. As of the same date, the sectors that were most substantially underweight in the Candriam portion of the Portfolio were consumer staples, consumer discretionary and utilities.

MacKay Shields

As of December 31, 2018, the sectors in the MacKay Shields portion of the Portfolio that were most substantially overweight relative to the MSCI Emerging Markets Index were utilities, information technology and materials. As of the same date, the sectors in the MacKay Shields portion of the Portfolio that were most substantially underweight relative to the Index were consumer staples, financials and consumer discretionary.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Emerging Markets Equity Portfolio

Portfolio of Investments December 31, 2018

	Shares	Value
Common Stocks 93.6%†
Argentina 0.3%
Grupo Financiero Galicia S.A., ADR (Banks)	30,000	$827,100
MercadoLibre, Inc. (Internet & Direct Marketing Retail)	2,500	732,125

		1,559,225

Brazil 5.7%
Azul S.A., ADR (Airlines) (a)	70,000	1,938,300
Banco BTG Pactual S.A. (Capital Markets)	19,800	120,310
Banco do Brasil S.A. (Banks)	411,000	4,929,985
Camil Alimentos S.A. (Food Products)	66,100	120,236
Cia de Saneamento Basico do Estado de Sao Paulo (Water Utilities)	103,200	838,754
Construtora Tenda S.A. (Household Durables)	94,600	783,258
EDP—Energias do Brasil S.A. (Electric Utilities)	157,800	600,542
Estacio Participacoes S.A. (Diversified Consumer Services)	117,700	721,551
IRB Brasil Resseguros S.A. (Insurance)	55,600	1,197,285
JBS S.A. (Food Products)	288,500	862,727
Light S.A. (Electric Utilities)	122,900	523,215
Localiza Rent a Car S.A. (Road & Rail)	210,000	1,611,946
Magazine Luiza S.A. (Multiline Retail)	40,000	1,868,748
Notre Dame Intermedica Participacoes S.A. (Health Care Providers & Services) (a)	95,000	712,791
Petroleo Brasileiro S.A. (Oil, Gas & Consumable Fuels)	171,800	1,125,903
Porto Seguro S.A. (Insurance)	79,500	1,069,709
Rumo S.A. (Road & Rail) (a)	340,000	1,491,324
SLC Agricola S.A. (Food Products)	65,200	704,192
Tupy S.A. (Auto Components)	137,400	714,342
Vale S.A. (Metals & Mining)	515,775	6,786,951

		28,722,069

Chile 0.1%
Empresas CMPC S.A. (Paper & Forest Products)	52,233	165,776
Enel Americas S.A. (Electric Utilities)	2,150,715	378,079

		543,855

China 30.9%
58.com, Inc., ADR (Interactive Media & Services) (a)	14,500	786,045
Agricultural Bank of China, Ltd., Class H (Banks)	3,719,000	1,629,036
Aier Eye Hospital Group Co., Ltd., Class A (Health Care Providers & Services)	400,916	1,535,763
Alibaba Group Holding, Ltd., Sponsored ADR (Internet & Direct Marketing Retail) (a)	127,440	17,468,201
Angang Steel Co., Ltd., Class H (Metals & Mining) (b)	340,000	234,468

	Shares	Value
China (continued)
Anhui Conch Cement Co., Ltd., Class H (Construction Materials)	936,000	$4,542,239
ANTA Sports Products, Ltd. (Textiles, Apparel & Luxury Goods)	320,000	1,534,512
BAIC Motor Corp., Ltd., Class H (Automobiles) (c)	1,951,500	1,029,270
Baidu, Inc., Sponsored ADR (Interactive Media & Services) (a)	10,500	1,665,300
Bank of China, Ltd., Class H (Banks)	6,358,000	2,744,402
Bank of Communications Co., Ltd., Class H (Banks)	1,747,000	1,363,153
Beijing Enterprises Holdings, Ltd. (Gas Utilities)	198,500	1,052,008
Beijing Enterprises Water Group, Ltd. (Water Utilities) (a)	3,200,000	1,630,547
China BlueChemical, Ltd., Class H (Chemicals)	206,000	64,716
China Communications Construction Co., Ltd., Class H (Construction & Engineering)	1,227,000	1,159,543
China Communications Services Corp., Ltd., Class H (Diversified Telecommunication Services)	1,244,000	1,029,452
China Construction Bank Corp., Class H (Banks)	14,186,100	11,703,238
China Evergrande Group (Real Estate Management & Development) (b)	448,000	1,341,626
China Huarong Asset Management Co., Ltd., Class H (Capital Markets) (c)	4,366,000	797,316
China Lumena New Materials Corp. (Chemicals) (a)(d)(e)(f)	260,000	0
China Merchants Bank Co., Ltd., Class H (Banks)	1,720,000	6,304,067
China Minsheng Banking Corp., Ltd., Class H (Banks)	1,682,000	1,159,926
China Mobile, Ltd. (Wireless Telecommunication Services)	753,500	7,250,651
China National Building Material Co., Ltd., Class H (Construction Materials)	390,000	266,956
China Oriental Group Co., Ltd. (Metals & Mining)	858,000	510,603
China Overseas Land & Investment, Ltd. (Real Estate Management & Development)	780,000	2,679,522
China Petroleum & Chemical Corp., Class H (Oil, Gas & Consumable Fuels)	4,590,000	3,276,687
China Railway Construction Corp., Ltd., Class H (Construction & Engineering)	409,500	567,929
China Railway Group, Ltd., Class H (Construction & Engineering)	3,100,000	2,822,681
China Taiping Insurance Holdings Co., Ltd. (Insurance)	366,400	1,006,015

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
China (continued)
China Telecom Corp., Ltd., Class H (Diversified Telecommunication Services)	2,598,000	$1,327,118
China Travel International Investment Hong Kong, Ltd. (Hotels, Restaurants & Leisure)	2,978,000	794,843
China Vanke Co., Ltd., Class H (Real Estate Management & Development)	345,100	1,172,296
Chlitina Holding, Ltd. (Personal Products)	88,000	735,791
CITIC, Ltd. (Industrial Conglomerates)	897,000	1,406,699
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	1,535,000	2,371,943
COSCO SHIPPING Ports, Ltd. (Transportation Infrastructure)	442,000	434,634
Country Garden Holdings Co., Ltd. (Real Estate Management & Development)	376,000	457,606
Country Garden Services Holdings Co., Ltd. (Commercial Services & Supplies) (a)	302,183	480,066
Dongfeng Motor Group Co., Ltd., Class H (Automobiles)	1,252,000	1,135,202
Geely Automobile Holdings, Ltd. (Automobiles)	1,040,000	1,832,833
Great Wall Motor Co., Ltd., Class H (Automobiles) (b)	281,500	161,412
Guangzhou R&F Properties Co., Ltd., Class H (Real Estate Management & Development)	43,200	65,320
Hangzhou Hikvision Digital Technology Co., Ltd., Class A (Electronic Equipment, Instruments & Components)	300,426	1,127,194
Hua Hong Semiconductor, Ltd. (Semiconductors & Semiconductor Equipment) (c)	410,000	759,211
Industrial & Commercial Bank of China, Ltd., Class H (Banks)	4,921,000	3,512,980
JD.com, Inc., ADR (Internet & Direct Marketing Retail) (a)	33,717	705,697
Kunlun Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	2,000,000	2,119,916
Lenovo Group, Ltd. (Technology Hardware, Storage & Peripherals)	4,472,000	3,021,120
Longfor Group Holdings, Ltd. (Real Estate Management & Development)	412,500	1,232,680
Luye Pharma Group, Ltd. (Pharmaceuticals) (b)(c)	1,506,000	1,048,171
PetroChina Co., Ltd., Class H (Oil, Gas & Consumable Fuels)	7,140,000	4,449,678
Ping An Insurance Group Co. of China, Ltd., Class H (Insurance)	1,149,500	10,151,066
Sany Heavy Industry Co., Ltd., Class A (Machinery)	1,499,906	1,821,987

	Shares	Value
China (continued)
Shanghai Jin Jiang International Hotels Group Co., Ltd., Class H (Hotels, Restaurants & Leisure)	1,348,000	$327,080
Shenzhen International Holdings, Ltd. (Transportation Infrastructure)	500,000	962,901
Shimao Property Holdings, Ltd. (Real Estate Management & Development)	386,500	1,031,588
Sihuan Pharmaceutical Holdings Group, Ltd. (Pharmaceuticals)	5,106,000	893,330
Silergy Corp. (Semiconductors & Semiconductor Equipment)	90,000	1,326,414
Sinotruk Hong Kong, Ltd. (Machinery)	548,000	825,797
Springland International Holdings, Ltd. (Food & Staples Retailing)	544,000	107,682
Sunac China Holdings, Ltd. (Real Estate Management & Development)	421,000	1,370,985
Sunny Optical Technology Group Co., Ltd. (Electronic Equipment, Instruments & Components)	140,000	1,244,365
TAL Education Group, ADR (Diversified Consumer Services) (a)	44,000	1,173,920
TCL Electronics Holdings, Ltd. (Household Durables)	166,000	63,597
Tencent Holdings, Ltd. (Interactive Media & Services)	577,600	23,161,535
Tianneng Power International, Ltd. (Auto Components)	180,000	150,105
Weichai Power Co., Ltd., Class H (Machinery)	957,000	1,093,819
Weiqiao Textile Co., Ltd., Class H (Textiles, Apparel & Luxury Goods)	205,000	69,638

		155,284,091

Colombia 0.2%
Ecopetrol S.A. (Oil, Gas & Consumable Fuels)	1,332,503	1,085,287
Ecopetrol S.A., Sponsored ADR (Oil, Gas & Consumable Fuels)	10,000	158,800

		1,244,087

Czech Republic 0.0%‡
CEZ A.S. (Electric Utilities)	3,175	75,625

Greece 0.0%‡
FF Group (Textiles, Apparel & Luxury Goods) (a)(e)(f)	19,000	104,492

Hong Kong 1.1%
China Metal Recycling Holdings, Ltd. (Metals & Mining) (d)(e)(f)	75,000	0
China Resources Cement Holdings, Ltd. (Construction Materials)	1,194,000	1,074,989
CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	1,300,000	1,875,998

12	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Hong Kong (continued)
Kingboard Laminates Holdings, Ltd. (Electronic Equipment, Instruments & Components)	647,500	$534,174
Skyworth Digital Holdings, Ltd. (Household Durables)	566,000	122,156
SSY Group, Ltd. (Pharmaceuticals)	2,438,000	1,805,810

		5,413,127

Hungary 0.5%
MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	220,000	2,416,696

India 10.7%
Adani Ports & Special Economic Zone, Ltd. (Transportation Infrastructure)	330,000	1,825,954
Aurobindo Pharma, Ltd. (Pharmaceuticals)	150,000	1,574,662
Axis Bank, Ltd. (Banks) (a)	240,708	2,137,290
Bajaj Finance, Ltd. (Consumer Finance)	90,000	3,404,569
Chambal Fertilizers and Chemicals, Ltd (Chemicals)	29,932	63,581
Coal India, Ltd. (Oil, Gas & Consumable Fuels)	198,566	684,735
DCM Shriram, Ltd. (Chemicals)	21,622	104,401
Dewan Housing Finance Corp., Ltd. (Thrifts & Mortgage Finance)	203,347	723,795
Divi’s Laboratories, Ltd. (Life Sciences Tools & Services)	50,580	1,073,109
Dr. Reddy’s Laboratories, Ltd. (Pharmaceuticals)	24,893	933,109
GAIL India, Ltd. (Gas Utilities)	497,211	2,557,451
Godrej Consumer Products, Ltd. (Personal Products)	130,000	1,510,134
Graphite India, Ltd. (Electrical Equipment)	13,923	150,368
HCL Technologies, Ltd. (IT Services)	31,189	430,745
HEG, Ltd. (Electrical Equipment)	12,987	689,577
Hindalco Industries, Ltd. (Metals & Mining)	368,216	1,189,325
Hindustan Unilever, Ltd. (Household Products)	70,888	1,845,840
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	58,857	1,656,578
Indiabulls Housing Finance, Ltd. (Thrifts & Mortgage Finance)	70,128	856,824
Infosys, Ltd. (IT Services)	591,918	5,592,339
Maruti Suzuki India, Ltd. (Automobiles)	10,000	1,067,392
National Aluminium Co., Ltd. (Metals & Mining)	255,949	241,780
Nestle India, Ltd. (Food Products)	1,102	175,161
NIIT Technologies, Ltd. (Software)	43,969	723,317
Oil & Natural Gas Corp., Ltd. (Oil, Gas & Consumable Fuels)	153,525	329,414

	Shares	Value
India (continued)
Petronet LNG, Ltd. (Oil, Gas & Consumable Fuels)	900,000	$2,882,475
Phillips Carbon Black, Ltd. (Chemicals)	28,600	84,798
PVR, Ltd. (Entertainment)	80,000	1,832,271
Radico Khaitan, Ltd. (Beverages)	80,499	462,366
Rain Industries, Ltd. (Chemicals)	24,648	47,520
REC, Ltd. (Diversified Financial Services)	439,580	765,007
Reliance Industries, Ltd. (Oil, Gas & Consumable Fuels)	345,836	5,574,045
Reliance Infrastructure, Ltd. (Electric Utilities)	156,589	707,191
Reliance Power, Ltd. (Independent Power & Renewable Electricity Producers) (a)	1,217,789	499,744
Shree Cement, Ltd. (Construction Materials)	9,000	2,225,803
Tata Consultancy Services, Ltd. (IT Services)	66,774	1,812,219
Tata Steel, Ltd. (Metals & Mining)	150,169	1,120,648
Tech Mahindra, Ltd. (IT Services)	365,862	3,781,771
Torrent Power, Ltd. (Electric Utilities)	94,001	351,082
Vijaya Bank (Banks)	240,295	172,094
Zensar Technologies, Ltd. (Software)	22,205	73,836

		53,934,320

Indonesia 1.8%
PT Bank Negara Indonesia Persero Tbk (Banks)	154,800	94,732
PT Bank Rakyat Indonesia Persero Tbk (Banks)	24,739,400	6,296,676
PT Gudang Garam Tbk (Tobacco)	43,100	250,642
PT Indah Kiat Pulp & Paper Corp. Tbk (Paper & Forest Products)	1,323,300	1,062,873
PT Matahari Department Store Tbk (Multiline Retail)	747,400	291,060
PT Perusahaan Gas Negara Persero Tbk (Gas Utilities)	7,419,600	1,093,849
PT Telekomunikasi Indonesia Persero Tbk (Diversified Telecommunication Services)	300,000	78,234

		9,168,066

Malaysia 0.6%
AirAsia Group BHD (Airlines)	235,100	168,965
AMMB Holdings BHD (Banks)	307,500	322,940
PPB Group BHD (Food Products)	49,100	208,875
Public Bank BHD (Banks)	320,000	1,917,290
Tenaga Nasional BHD (Electric Utilities)	47,900	157,638

		2,775,708

Mexico 2.7%
Aleatica, S.A.B. de C.V. (Transportation Infrastructure)	65,400	84,563
Alfa S.A.B. de C.V., Class A (Industrial Conglomerates)	1,040,000	1,237,834

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Mexico (continued)
America Movil S.A.B. de C.V., Series L (Wireless Telecommunication Services)	2,999,900	$2,135,617
Banco Santander Mexico, S.A., Institucion de Banca Multiple, Grupo Financiero Santander, Class B (Banks)	901,200	1,117,113
Credito Real S.A.B. de C.V. (Consumer Finance)	53,500	47,424
Gentera S.A.B. de C.V. (Consumer Finance)	418,400	308,716
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Transportation Infrastructure)	110,000	1,659,201
Grupo Financiero Banorte S.A.B. de C.V., Class O (Banks)	994,200	4,853,186
Infraestructura Energetica Nova S.A.B. de C.V. (Gas Utilities)	94,400	350,762
Nemak S.A.B. de C.V. (Auto Components) (c)	317,700	237,324
Wal-Mart de Mexico S.A.B. de C.V. (Food & Staples Retailing)	681,500	1,733,249

		13,764,989

Peru 0.4%
Credicorp, Ltd. (Banks)	9,700	2,150,199

Philippines 1.0%
Alliance Global Group, Inc. (Industrial Conglomerates)	757,600	171,445
Ayala Land, Inc. (Real Estate Management & Development)	3,600,000	2,779,500
Globe Telecom, Inc. (Wireless Telecommunication Services)	18,755	677,655
Jollibee Foods Corp. (Hotels, Restaurants & Leisure)	240,000	1,331,787
Metro Pacific Investments Corp. (Diversified Financial Services)	1,234,000	108,886

		5,069,273

Poland 1.2%
Alior Bank S.A. (Banks) (a)	60,000	852,138
Asseco Poland S.A. (Software)	21,184	261,068
CD Projekt S.A. (Entertainment) (a)	44,000	1,711,866
Dino Polska S.A. (Food & Staples Retailing) (a)(c)	60,000	1,536,735
Enea S.A. (Electric Utilities) (a)	106,344	281,322
Energa S.A. (Electric Utilities) (a)	59,028	140,537
PGE Polska Grupa Energetyczna S.A. (Electric Utilities) (a)	204,239	545,751
Powszechny Zaklad Ubezpieczen S.A. (Insurance)	16,581	194,505
Tauron Polska Energia S.A. (Electric Utilities) (a)	536,744	314,099

		5,838,021

	Shares	Value
Republic of Korea 13.3%
BNK Financial Group, Inc. (Banks)	62,289	$409,194
Celltrion, Inc. (Biotechnology)	992	197,813
Cosmax, Inc. (Personal Products)	18,000	2,097,150
Daelim Industrial Co., Ltd. (Construction & Engineering)	11,970	1,099,592
DGB Financial Group, Inc. (Banks)	135,517	1,009,273
Dongwon Industries Co., Ltd. (Food Products)	1,519	276,355
F&F Co., Ltd. (Textiles, Apparel & Luxury Goods)	7,535	270,458
Fila Korea, Ltd. (Textiles, Apparel & Luxury Goods)	23,495	1,126,530
GS Engineering & Construction Corp. (Construction & Engineering)	18,132	710,947
GS Home Shopping, Inc. (Internet & Direct Marketing Retail)	2,904	467,430
Hana Financial Group, Inc. (Banks)	44,341	1,440,546
Handsome Co., Ltd. (Textiles, Apparel & Luxury Goods)	3,746	121,700
Hanwha Corp. (Industrial Conglomerates)	36,998	1,039,512
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance)	1,779	65,449
Industrial Bank of Korea (Banks)	86,347	1,087,270
KB Financial Group, Inc. (Banks)	63,433	2,643,515
Kia Motors Corp. (Automobiles)	46,135	1,393,394
Koh Young Technology, Inc. (Semiconductors & Semiconductor Equipment)	18,000	1,330,884
Korea Gas Corp. (Gas Utilities) (a)	22,949	991,344
Korea Investment Holdings Co., Ltd. (Capital Markets)	42,000	2,239,649
Kumho Petrochemical Co., Ltd. (Chemicals)	6,037	472,334
LF Corp. (Textiles, Apparel & Luxury Goods)	30,684	683,364
LG Chem, Ltd. (Chemicals)	1,500	466,482
LG Household & Health Care, Ltd. (Personal Products)	1,400	1,381,430
LG Uplus Corp. (Diversified Telecommunication Services)	70,238	1,111,042
Medy-Tox, Inc. (Biotechnology)	3,090	1,600,109
NAVER Corp. (Interactive Media & Services)	1,445	157,994
NCSoft Corp. (Entertainment)	2,700	1,128,831
Orange Life Insurance, Ltd. (Insurance) (c)	25,018	627,804
Orion Holdings Corp. (Food Products)	10,953	167,858
POSCO (Metals & Mining)	12,153	2,646,692
Posco Daewoo Corp. (Trading Companies & Distributors)	19,847	323,728
S-Oil Corp. (Oil, Gas & Consumable Fuels)	12,500	1,094,506
Samsung Electro-Mechanics Co., Ltd. (Electronic Equipment, Instruments & Components)	13,770	1,277,285
Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	509,759	17,680,295

14	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
Samsung Engineering Co., Ltd. (Construction & Engineering) (a)	255,000	$4,022,226
SK Holdings Co., Ltd. (Industrial Conglomerates)	3,280	764,295
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	76,691	4,158,277
SK Materials Co., Ltd. (Chemicals)	12,000	1,623,947
SK Telecom Co., Ltd. (Wireless Telecommunication Services)	13,612	3,287,717
SKCKOLONPl, Inc. (Chemicals)	30,000	892,633
Taeyoung Engineering & Construction Co., Ltd. (Construction & Engineering)	9,302	94,621
Woori Bank (Banks)	80,955	1,131,832

		66,813,307

Russia 4.0%
Alrosa PJSC (Metals & Mining) (a)(e)	1,700,000	2,406,229
Gazprom PAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	486,345	2,149,645
LUKOIL PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	24,730	1,764,238
MMC Norilsk Nickel PJSC, ADR (Metals & Mining)	52,186	983,184
Mobile TeleSystems PJSC, Sponsored ADR (Wireless Telecommunication Services)	164,500	1,151,500
Polymetal International PLC (Metals & Mining)	150,000	1,571,582
Sberbank of Russia PJSC, Sponsored ADR (Banks)	225,513	2,471,622
Severstal PJSC, Registered, GDR (Metals & Mining)	41,822	570,870
Surgutneftegas PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	228,893	860,638
Tatneft PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	22,791	1,447,229
Tatneft PJSC (Oil, Gas & Consumable Fuels)	160,000	1,694,496
TCS Group Holding PLC (Banks)	65,000	1,011,400
Yandex N.V., Class A (Interactive Media & Services) (a)	78,000	2,133,300

		20,215,933

Singapore 0.2%
IGG, Inc. (Entertainment)	552,000	757,101

South Africa 6.1%
Absa Group, Ltd. (Banks)	93,400	1,050,494
Ascendis Health, Ltd. (Pharmaceuticals) (a)	253,913	73,416
Assore, Ltd. (Metals & Mining)	9,032	182,053
Astral Foods, Ltd. (Food Products)	60,708	674,824

	Shares	Value
South Africa (continued)
Bidvest Group, Ltd. (Industrial Conglomerates)	70,000	$1,006,395
Blue Label Telecoms, Ltd. (Commercial Services & Supplies) (a)	422,750	158,963
Capitec Bank Holdings, Ltd. (Banks)	42,000	3,263,666
Discovery, Ltd. (Insurance)	190,000	2,110,172
EOH Holdings, Ltd. (IT Services) (a)	230,334	493,407
Exxaro Resources, Ltd. (Oil, Gas & Consumable Fuels)	109,960	1,053,705
FirstRand, Ltd. (Diversified Financial Services)	174,570	795,469
Harmony Gold Mining Co., Ltd. (Metals & Mining) (a)	422,913	740,741
Investec, Ltd. (Capital Markets)	77,488	425,477
Kumba Iron Ore, Ltd. (Metals & Mining)	3,321	65,335
Liberty Holdings, Ltd. (Insurance)	106,964	817,796
MTN Group, Ltd. (Wireless Telecommunication Services)	218,091	1,349,095
Naspers, Ltd., Class N (Media)	58,616	11,783,374
Nedbank Group, Ltd. (Banks)	21,115	403,177
Old Mutual, Ltd. (Insurance)	260,267	405,212
Sappi, Ltd. (Paper & Forest Products)	310,000	1,759,270
Sasol, Ltd. (Chemicals)	27,606	815,468
Standard Bank Group, Ltd. (Banks)	14,266	177,300
Telkom S.A. SOC, Ltd. (Diversified Telecommunication Services)	234,523	1,031,657

		30,636,466

Taiwan 9.6%
Airtac International Group (Machinery)	170,000	1,662,003
Arcadyan Technology Corp. (Communications Equipment)	101,000	245,788
Asia Cement Corp. (Construction Materials)	986,000	1,089,069
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	80,000	1,530,403
Cathay Financial Holding Co., Ltd. (Insurance)	1,053,000	1,610,144
Chailease Holding Co., Ltd. (Diversified Financial Services)	1,000,400	3,153,813
China Life Insurance Co., Ltd. (Insurance)	3,200,000	2,899,437
CTBC Financial Holding Co., Ltd. (Banks)	2,397,000	1,575,281
E.Sun Financial Holding Co., Ltd. (Banks)	533	349
Far Eastern New Century Corp. (Industrial Conglomerates)	1,230,000	1,116,472
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	323,000	363,069
Fubon Financial Holding Co., Ltd. (Insurance)	630,000	964,359
Globalwafers Co., Ltd. (Semiconductors & Semiconductor Equipment)	122,000	1,113,349

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	400,892	$923,420
Lien Hwa Industrial Corp. (Food Products)	50,035	48,266
Mega Financial Holding Co., Ltd. (Banks)	803,000	677,940
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	721,000	764,701
President Chain Store Corp. (Food & Staples Retailing)	125,000	1,264,762
Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	237,000	651,544
Ruentex Industries, Ltd. (Textiles, Apparel & Luxury Goods)	377,600	965,591
Sino-American Silicon Products, Inc. (Semiconductors & Semiconductor Equipment) (a)	269,000	535,602
Supreme Electronics Co., Ltd. (Electronic Equipment, Instruments & Components)	134,000	117,926
Taiwan Cement Corp. (Construction Materials)	1,077,500	1,247,975
Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	2,703,000	19,830,384
TCI Co., Ltd. (Personal Products)	42,870	723,868
Uni-President Enterprises Corp. (Food Products)	237,000	538,198
Walsin Lihwa Corp. (Electrical Equipment)	1,378,000	750,935
Yageo Corp. (Electronic Equipment, Instruments & Components)	71,941	746,630
Yuanta Financial Holding Co., Ltd. (Capital Markets)	1,420,000	713,765
Zhen Ding Technology Holding, Ltd. (Electronic Equipment, Instruments & Components)	249,000	649,699

		48,474,742

Thailand 2.0%
Advanced Info Service PCL, NVDR (Wireless Telecommunication Services)	180,000	953,624
Bangkok Bank PCL, NVDR (Banks)	11,500	71,698
BTS Group Holdings PCL, NVDR (Road & Rail)	207,500	60,861
CP ALL PCL, NVDR (Food & Staples Retailing)	1,100,000	2,322,635
Energy Absolute PCL, NVDR (Oil, Gas & Consumable Fuels)	1,400,000	1,827,396
Indorama Ventures PCL, NVDR (Chemicals)	900,000	1,499,539
Krung Thai Bank PCL, NVDR (Banks)	281,900	166,231

	Shares	Value
Thailand (continued)
Krungthai Card PCL, NVDR (Consumer Finance)	495,600	$464,244
PTT Global Chemical PCL, NVDR (Chemicals)	548,700	1,200,703
PTT PCL, NVDR (Oil, Gas & Consumable Fuels)	1,217,800	1,720,479

		10,287,410

Turkey 0.7%
BIM Birlesik Magazalar A/S (Food & Staples Retailing)	107,000	1,758,904
Turk Hava Yollari AO (Airlines) (a)	500,000	1,521,965

		3,280,869

United Arab Emirates 0.5%
NMC Health PLC (Health Care Providers & Services)	68,000	2,371,367

Total Common Stocks (Cost $494,770,667)		470,901,038

Exchange-Traded Funds 0.6%
United States 0.6%
iShares MSCI Turkey ETF (Capital Markets) (b)	62,500	1,535,625
iShares MSCI Qatar ETF (Capital Markets) (b)	79,534	1,470,584

Total Exchange-Traded Funds (Cost $3,012,658)		3,006,209

Preferred Stocks 4.7%
Brazil 3.5%
Banco Bradesco S.A. 2.75% (Banks) (a)	69,800	696,064
Banco do Estado do Rio Grande do Sul S.A. 6.84% Class B (Banks)	131,400	751,971
Braskem S.A. 3.90% Class A (Chemicals)	27,500	336,180
Cia Energetica de Minas Gerais 6.37% (Electric Utilities)	166,600	595,775
Cia Paranaense de Energia 12.70% Class B (Electric Utilities)	88,200	695,223
Gerdau S.A. 2.54% (Metals & Mining)	304,900	1,165,869
Itau Unibanco Holding S.A. 4.09% (Banks)	751,395	6,882,416
Petroleo Brasileiro S.A. 0.00% (Oil, Gas & Consumable Fuels) (a)	899,800	5,265,423

16	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Preferred Stocks (continued)
Brazil (continued)
Telefonica Brasil S.A. 10.97% (Diversified Telecommunication Services)	103,300	$1,232,164

		17,621,085

Republic of Korea 1.2%
Hyundai Motor Co. 3.94% (Automobiles)	451	28,374
LG Chem, Ltd. 1.96% (Chemicals)	11,000	1,927,317
LG Household & Health Care, Ltd. 1.29% (Personal Products)	129	75,842
Samsung Electronics Co., Ltd. 1.37% (Technology Hardware, Storage & Peripherals)	142,940	4,067,346

		6,098,879

Total Preferred Stocks (Cost $22,761,050)		23,719,964

Short-Term Investments 0.8%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 2.18% (g)	1,319,133	1,319,133

Total Affiliated Investment Company (Cost $1,319,133)		1,319,133

	Principal Amount
Repurchase Agreement 0.5%
Fixed Income Clearing Corp. 0.5%, dated 12/31/18 due 1/2/19 Proceeds at Maturity $2,718,961 (Collateralized by a United States Treasury Note with a rate of 2.625% and a maturity date of 12/31/25, with a Principal Amount of $2,775,000 and a Market Value of $2,775,000)	$2,718,886	2,718,886

Total Repurchase Agreement (Cost $2,718,886)		2,718,886

Total Short-Term Investments (Cost $4,038,019)		4,038,019

Total Investments (Cost $524,582,394)	99.7%	501,665,230
Other Assets, Less Liabilities	0.3	1,667,006
Net Assets	100.0%	$503,332,236
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of December 31, 2018, the market value of securities loaned was $3,813,978 and the Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $3,984,796 (See Note 2(N)).

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, the total market value of fair valued securities was $2,510,721, which represented 0.5% of the Portfolio’s net assets.

(f)

Illiquid security—As of December 31, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $104,492, which represented less than one-tenth of a percent of the Portfolio’s net assets. (Unaudited)

(g)	Current yield as of December 31, 2018.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

ETF—Exchange-Traded Fund

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2018 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$468,390,317	$2,510,721	$0	$470,901,038
Exchange-Traded Funds	3,006,209	—	—	3,006,209
Preferred Stocks	23,719,964	—	—	23,719,964
Short-Term Investments
Affiliated Investment Company	1,319,133	—	—	1,319,133
Repurchase Agreement	—	2,718,886	—	2,718,886

Total Short-Term Investments	1,319,133	2,718,886	—	4,038,019

Total Investments in Securities	$496,435,623	$5,229,607	$0	$501,665,230

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $0 and $0 are held in China and Hong Kong, respectively, within the Common Stocks section of the Portfolio of Investments.

The table below sets forth the diversification of the Portfolio’s investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Airlines	$3,629,230	0.7%
Auto Components	1,101,771	0.2
Automobiles	6,647,877	1.3
Banks	81,008,784	16.1
Beverages	462,366	0.1
Biotechnology	1,797,922	0.4
Capital Markets	10,021,612	2.0
Chemicals	9,599,619	1.9
Commercial Services & Supplies	639,029	0.1
Communications Equipment	245,788	0.0‡
Construction & Engineering	10,477,539	2.1
Construction Materials	10,447,031	2.1
Consumer Finance	4,224,953	0.8
Diversified Consumer Services	1,895,471	0.4
Diversified Financial Services	4,823,175	1.0
Diversified Telecommunication Services	5,809,667	1.2
Electric Utilities	5,366,079	1.1
Electrical Equipment	1,590,880	0.3
Electronic Equipment, Instruments & Components	6,620,693	1.3
Entertainment	5,430,069	1.1
Food & Staples Retailing	8,723,967	1.7
Food Products	3,776,692	0.8
Gas Utilities	6,045,414	1.2
Health Care Providers & Services	4,619,921	0.9
Hotels, Restaurants & Leisure	2,453,710	0.5
Household Durables	969,011	0.2
Household Products	1,845,840	0.4
Independent Power & Renewable Electricity Producers	499,744	0.1
Industrial Conglomerates	6,742,652	1.3
Insurance	23,118,953	4.6
Interactive Media & Services	27,904,174	5.5

	Value	Percent †
Internet & Direct Marketing Retail	$19,373,453	3.9%
IT Services	12,110,481	2.4
Life Sciences Tools & Services	1,073,109	0.2
Machinery	5,403,606	1.1
Media	11,783,374	2.3
Metals & Mining	20,416,330	4.1
Money Market Fund	1,319,133	0.3
Multiline Retail	2,159,808	0.4
Oil, Gas & Consumable Fuels	45,353,334	9.0
Paper & Forest Products	2,987,919	0.6
Personal Products	6,524,215	1.3
Pharmaceuticals	8,204,496	1.6
Real Estate Management & Development	12,131,123	2.4
Road & Rail	3,164,131	0.6
Semiconductors & Semiconductor Equipment	31,236,068	6.2
Software	1,058,221	0.2
Technology Hardware, Storage & Peripherals	24,768,761	4.9
Textiles, Apparel & Luxury Goods	6,004,055	1.2
Thrifts & Mortgage Finance	3,237,197	0.6
Tobacco	250,642	0.1
Trading Companies & Distributors	323,728	0.1
Transportation Infrastructure	4,967,253	1.0
Water Utilities	2,469,301	0.5
Wireless Telecommunication Services	16,805,859	3.3

	501,665,230	99.7
Other Assets, Less Liabilities	1,667,006	0.3

Net Assets	$503,332,236	100.0%

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.

18	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of December 31, 2018 (a)
Common Stocks
China	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—
Hong Kong	0	—	—	—	—	—	—	—	0	—

Total	$0	$—	$—	$—	$—	$—	$—	$—	$0	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $523,263,261) including securities on loan of $3,813,978	$500,346,097
Investment in affiliated investment company, at value (identified cost $1,319,133)	1,319,133
Cash denominated in foreign currencies (identified cost $2,589,106)	2,613,532
Cash	22,095
Receivables:
Dividends and interest	504,156
Investment securities sold	240,612
Securities lending income	7,419
Fund shares sold	4,783

Total assets	505,057,827

Liabilities
Payables:
Fund shares redeemed	805,138
Manager (See Note 3)	435,633
Custodian	293,426
Foreign capital gains tax (See Note 2(C))	79,020
Professional fees	50,775
Shareholder communication	31,072
NYLIFE Distributors (See Note 3)	28,353
Trustees	561
Investment securities purchased	89
Accrued expenses	1,524

Total liabilities	1,725,591

Net assets	$503,332,236

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$62,991
Additional paid-in capital	576,825,627

576,888,618
Total distributable earnings (loss)(1)	(73,556,382)

Net assets	$503,332,236

Initial Class
Net assets applicable to outstanding shares	$371,834,120

Shares of beneficial interest outstanding	46,519,209

Net asset value per share outstanding	$7.99

Service Class
Net assets applicable to outstanding shares	$131,498,116

Shares of beneficial interest outstanding	16,472,196

Net asset value per share outstanding	$7.98

(1)	See Note 10.

20	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$14,778,464
Securities lending	38,959
Interest	25,476
Dividends-affiliated	14,343

Total income	14,857,242

Expenses
Manager (See Note 3)	6,191,269
Custodian	612,047
Distribution/Service—Service Class (See Note 3)	430,159
Professional fees	133,115
Shareholder communication	79,120
Trustees	13,787
Miscellaneous	38,446

Total expenses	7,497,943

Net investment income (loss)	7,359,299

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions (b)	9,089,972
Futures transactions	(194,003)
Swap transactions	8,138
Foreign currency forward transactions	(43,657)
Foreign currency transactions	(1,080,812)

Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	7,779,638

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (c)	(142,435,204)
Translation of other assets and liabilities in foreign currencies	10,886

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(142,424,318)

Net realized and unrealized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	(134,644,680)

Net increase (decrease) in net assets resulting from operations	$(127,285,381)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,028,613.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $141,371.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $1,274,843.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,359,299	$4,952,218
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	7,779,638	87,940,082
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(142,424,318)	100,865,663

Net increase (decrease) in net assets resulting from operations	(127,285,381)	193,757,963

Distributions to shareholders(1):
Initial Class	(6,159,288)
Service Class	(1,891,460)

	(8,050,748)

Dividends to shareholders from net investment income:
Initial Class		(4,838,042)
Service Class		(1,869,283)

		(6,707,325)

Total dividends and distributions to shareholders	(8,050,748)	(6,707,325)

Capital share transactions:
Net proceeds from sale of shares	90,103,733	203,909,937
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	8,050,748	6,707,325
Cost of shares redeemed	(165,937,159)	(104,586,964)

Increase (decrease) in net assets derived from capital share transactions	(67,782,678)	106,030,298

Net increase (decrease) in net assets	(203,118,807)	293,080,936

Net Assets
Beginning of year	706,451,043	413,370,107

End of year(2)	$503,332,236	$706,451,043

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $5,835,867 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

22	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018	2017		2016		2015		2014

Net asset value at beginning of year	$10.22	$7.22		$6.83		$8.27		$9.50

Net investment income (loss) (a)	0.12	0.09		0.06		0.06		0.14	(b)

Net realized and unrealized gain (loss) on investments	(2.19)	3.03		0.37		(1.38)		(1.26)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)		(0.01)		(0.02)		(0.01)

Total from investment operations	(2.09)	3.11		0.42		(1.34)		(1.13)

Less dividends:

From net investment income	(0.14)	(0.11)		(0.03)		(0.10)		(0.10)

Net asset value at end of year	$7.99	$10.22		$7.22		$6.83		$8.27

Total investment return (c)	(20.55%)	43.12%		6.23%		(16.20%)		(11.97%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.27%	0.94%		0.91	%(d)	0.77%		1.52	%(b)

Net expenses (excluding short sale expenses) (e)	1.16%	1.24%		1.29	%(f)	1.40%		1.37%

Expenses (including short sales expenses) (e)	1.16%	1.24%		1.29%		1.40%		1.37%

Short sale expenses	—	0.00	%(g)	0.00	%(g)	0.00	%(g)	—
Portfolio turnover rate	135%	149%		123%		207%		65%
Net assets at end of year (in 000’s)	$371,834	$497,861		$257,593		$204,138		$165,049

(a)	Per share data based on average shares outstanding during the year.
(b)

Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.

(c)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.83%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.37%.
(g)	Less than 0.01%.

	Year ended December 31,

Service Class	2018	2017		2016		2015		2014

Net asset value at beginning of year	$10.20	$7.21		$6.82		$8.25		$9.47

Net investment income (loss) (a)	0.10	0.07		0.05		0.04		0.12	(b)

Net realized and unrealized gain (loss) on investments	(2.19)	3.02		0.36		(1.37)		(1.25)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)	(0.01)		(0.01)		(0.02)		(0.01)

Total from investment operations	(2.11)	3.08		0.40		(1.35)		(1.14)

Less dividends:

From net investment income	(0.11)	(0.09)		(0.01)		(0.08)		(0.08)

Net asset value at end of year	$7.98	$10.20		$7.21		$6.82		$8.25

Total investment return (c)	(20.74%)	42.77%		5.96%		(16.42%)		(12.19%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.07%	0.73%		0.69	%(d)	0.52%		1.29	%(b)

Net expenses (excluding short sales expenses) (e)	1.41%	1.49%		1.55	%(f)	1.65%		1.62%

Expenses (including short sales expenses) (e)	1.41%	1.49%		1.55%		1.65%		1.62%

Short sale expenses	—	0.00	%(g)	0.00	%(g)	0.00	%(g)	—
Portfolio turnover rate	135%	149%		123%		207%		65%
Net assets at end of year (in 000’s)	$131,498	$208,590		$155,777		$163,884		$205,319

(a)	Per share data based on average shares outstanding during the year.
(b)

Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.

(c)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(d)	Without the custody fee reimbursement, net investment income (loss) would have been 0.62%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.62%.
(g)	Less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Emerging Markets Equity Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisors or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

24	MainStay VP Emerging Markets Equity Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisors, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2018, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities, including exchange-traded funds (“ETFs”), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

25

Notes to Financial Statements (continued)

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisors determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisors may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

26	MainStay VP Emerging Markets Equity Portfolio

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisors will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2018, the Portfolio did not hold any futures contracts.

(J)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Portfolio enters into a “long” equity swap, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or

27

Notes to Financial Statements (continued)

securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Portfolio’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolio’s current obligations. The Portfolio and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Portfolio may engage in total return swaps to gain exposure to foreign securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisors does not accurately analyze and predict future market trends, the values or assets or economic factors, the Portfolio may suffer a loss, which may be substantial. As of December 31, 2018, the Portfolio did not hold any total return swap contracts.

(K)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments.

(L)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2018, the Portfolio did not hold any rights or warrants.

(N)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive

28	MainStay VP Emerging Markets Equity Portfolio

compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio had securities on loan with a value of $3,813,978 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $3,984,796.

(O)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

For example, the Portfolio has significant investments in the Asia-Pacific region. The development and stability of the Asia-Pacific region can be adversely affected by, among other regional and global developments, trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asia-Pacific countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles and less liquid markets than developed countries.

(P)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Q)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(R)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Portfolio entered into total return swap contracts to gain exposure to foreign securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. The Portfolio also entered into foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(194,003)	$(194,003)
Swap Contracts	Net realized gain (loss) on swap transactions	—	8,138	8,138
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	(43,657)	—	(43,657)

Total Realized Gain (Loss)		$(43,657)	$(185,865)	$(229,522)

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total

Futures Contracts Long (a)	$—	$14,088	$14,088
Forward Contracts Long (b)	$1,912,718	$—	$1,912,718
Forward Contracts Short (c)	$(1,398,991)	$—	$(1,398,991)

(a)	Positions were open less than one month during the reporting period.

(b)	Positions were open one month during the reporting period.

(c)	Positions were open two months during the reporting period.

29

Notes to Financial Statements (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio, pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields. Candriam Belgium (“Candriam Belgium” or “Subadvisor,” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio, pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and Candriam Belgium. Each Subadvisor is responsible for managing a portion of the Portfolio’s assets, as designated by the Manager from time to time. New York Life Investments pays for the services of the Subadvisors. Prior to January 1, 2018, Cornerstone Capital Management Holdings LLC served as a Subadvisor to the Portfolio. Effective January 1, 2018, all investment personnel of Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields due to an organizational restructuring.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of Portfolio’s average daily net assets as follows effective May 1, 2018: 1.00% up to $1 billion and 0.975% in excess of $1 billion. Prior to May 1, 2018, the Fund, on behalf of the Portfolio, paid New York Life Investments at the annual rate of the Portfolio’s average daily net assets as follows: 1.05% up to $1 billion; and 1.025% in excess of $1 billion. During the year ended December 31, 2018, the effective management fee rate was 1.02%.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $6,191,269.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$—	$40,382	$(39,063)	$—	$—	$1,319	$14	$—	1,319

30	MainStay VP Emerging Markets Equity Portfolio

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$529,324,933	$18,976,669	$(46,636,372)	$(27,659,703)

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$5,279,221	$(50,977,859)	$(57,670)	$(27,800,074)	$(73,556,382)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Company (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable.

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $50,977,859, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$50,978	$—

The Portfolio utilized $10,691,472 of capital loss carryforwards during the year ended December 31, 2018.

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$8,050,748	$—	$6,707,325	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, were $813,174 and $883,619, respectively.

31

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	8,761,163	$79,889,183
Shares issued to shareholders in reinvestment of dividends and distributions	722,470	6,159,288
Shares redeemed	(11,668,289)	(114,852,370)

Net increase (decrease)	(2,184,656)	$(28,803,899)

Year ended December 31, 2017:
Shares sold	18,979,115	$172,755,928
Shares issued to shareholders in reinvestment of dividends and distributions	491,089	4,838,042
Shares redeemed	(6,435,946)	(60,182,153)

Net increase (decrease)	13,034,258	$117,411,817

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	1,116,001	$10,214,550
Shares issued to shareholders in reinvestment of dividends and distributions	222,010	1,891,460
Shares redeemed	(5,311,676)	(51,084,789)

Net increase (decrease)	(3,973,665)	$(38,978,779)

Year ended December 31, 2017:
Shares sold	3,553,101	$31,154,009
Shares issued to shareholders in reinvestment of dividends and distributions	190,004	1,869,283
Shares redeemed	(4,899,048)	(44,404,811)

Net increase (decrease)	(1,155,943)	$(11,381,519)

Note 10–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay VP Emerging Markets Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Emerging Markets Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Emerging Markets Equity Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Emerging Markets Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and each of MacKay Shields LLC (“MacKay Shields”) and Candriam Belgium S.A. (“Candriam”) with respect to the Portfolio (collectively, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments, MacKay Shields and Candriam in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, MacKay Shields and/or Candriam (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments, MacKay Shields and Candriam in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments, MacKay Shields and Candriam personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, MacKay Shields and Candriam; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments, MacKay Shields and Candriam; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay Shields and Candriam from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, MacKay Shields and Candriam. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments, MacKay Shields and Candriam. The Board’s conclusions with respect to the

34	MainStay VP Emerging Markets Equity Portfolio

Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, MacKay Shields and Candriam resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments, MacKay Shields and Candriam

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and Candriam and ongoing analysis of, and interactions with, MacKay Shields and Candriam with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ and Candriam’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields and Candriam provide to the Portfolio. The Board evaluated MacKay Shields’ and Candriam’s experience in serving as subadvisors to the Portfolio and managing other portfolios and MacKay Shields’ and Candriam’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields and Candriam, and MacKay Shields’ and Candriam’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments, MacKay Shields and Candriam believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged MacKay Shields’ and Candriam’s continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields and Candriam. The Board reviewed MacKay Shields’ and Candriam’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’, MacKay Shields’ and Candriam’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio benchmark, the Portfolio’s risk-adjusted investment

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, MacKay Shields or Candriam had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its benchmark index and peer funds over various periods and was in line with its peer funds over a period. The Board considered its discussions with representatives from New York Life Investments, MacKay Shields and Candriam regarding the Portfolio’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments, MacKay Shields and Candriam to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, MacKay Shields and Candriam

The Board considered the costs of the services provided by New York Life Investments, MacKay Shields and Candriam under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields and Candriam, due to their relationships with the Portfolio. Because MacKay Shields and Candriam are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments, MacKay Shields and Candriam in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments, MacKay Shields and Candriam and profits realized by New York

Life Investments and its affiliates, including MacKay Shields and Candriam, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments, MacKay Shields and Candriam and acknowledged that New York Life Investments, MacKay Shields and Candriam must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, MacKay Shields and Candriam to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields and Candriam from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields and Candriam in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and

36	MainStay VP Emerging Markets Equity Portfolio

reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields and Candriam, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields and Candriam are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, MacKay Shields and Candriam on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

37

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

38	MainStay VP Emerging Markets Equity Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

39

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

40	MainStay VP Emerging Markets Equity Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

41

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay VP Emerging Markets Equity Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802528	MSVPEME11-02/19 (NYLIAC) NI516

MainStay VP Eagle Small Cap Growth Portfolio

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	2/17/2012	–8.88%	4.58%	7.43%	0.85%
Service Class Shares	2/17/2012	–9.11	4.32	7.16	1.10

Benchmark Performance	One Year	Five Years	Since Inception

Russell 2000® Growth Index[3]	–9.31%	5.13%	9.55%
Morningstar Small Growth Category Average[4]	–5.81	5.13	8.91

1.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell 2000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Small Growth Category Average is representative of funds that focus on faster-growing companies whose shares are at the lower end of the market-capitalization range. These funds tend to favor companies in up-and-coming industries or young firms in their early growth stages. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Eagle Small Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$843.70	$4.00	$1,020.87	$4.38	0.86%

Service Class Shares	$1,000.00	$842.60	$5.16	$1,019.61	$5.65	1.11%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Eagle Small Cap Growth Portfolio

Industry Composition as of December 31, 2018 (Unaudited)

Software	12.4%

Biotechnology	11.4

Health Care Equipment & Supplies	7.4

Machinery	5.1

Electronic Equipment, Instruments & Components	4.7

Hotels, Restaurants & Leisure	4.7

Specialty Retail	4.6

Commercial Services & Supplies	3.6

Chemicals	3.5

Aerospace & Defense	3.3

Health Care Technology	3.1

Semiconductors & Semiconductor Equipment	2.9

Consumer Finance	2.7

Building Products	2.4

Health Care Providers & Services	2.0

Banks	1.8

Food & Staples Retailing	1.8

Pharmaceuticals	1.8

Textiles, Apparel & Luxury Goods	1.7

Electrical Equipment	1.6

Capital Markets	1.5

IT Services	1.3%

Life Sciences Tools & Services	1.3

Road & Rail	1.3

Multiline Retail	1.2

Distributors	1.0

Equity Real Estate Investment Trusts	1.0

Household Durables	1.0

Internet & Direct Marketing Retail	1.0

Insurance	0.9

Auto Components	0.8

Diversified Consumer Services	0.7

Entertainment	0.7

Oil, Gas & Consumable Fuels	0.7

Communications Equipment	0.6

Construction Materials	0.6

Professional Services	0.2

Short-Term Investment	3.7

Other Assets, Less Liabilities	–2.0

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2018 (excluding short-term investments) (Unaudited)

1.	Quaker Chemical Corp.

2.	Planet Fitness, Inc., Class A

3.	Chart Industries, Inc.

4.	Trex Co., Inc.

5.	Casey’s General Stores, Inc.
6.	Green Dot Corp., Class A

7.	RealPage, Inc.

8.	Cornerstone OnDemand, Inc.

9.	Merit Medical Systems, Inc.

10.	Coherent, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Bert L. Boksen, CFA, Eric Mintz, CFA, and Christopher Sassouni of Eagle Asset Management, Inc. (“Eagle”), the Portfolio’s Subadvisor.

How did MainStay VP Eagle Small Cap Growth Portfolio perform relative to its primary benchmark and peers during the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP Eagle Small Cap Growth Portfolio returned –8.88% for Initial Class shares and –9.11% for Service Class shares. Over the same period, both share classes outperformed the –9.31% return of the Russell 2000® Growth Index,1 which is the Portfolio’s broad-based securities-market index, and underperformed the –5.81% return of the Morningstar Small Growth Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, health care and industrials were the top-contributing sectors to the Portfolio’s relative performance. (Contributions take weighting and total returns into account.) Solid relative performance in the energy sector also contributed to the Portfolio’s outperformance of its benchmark in 2018. Relative weakness among the Portfolio’s information technology and consumer discretionary holdings, however, offset a substantial portion of the Portfolio’s broader outperformance during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the Russell 2000® Growth Index were health care, industrials and energy. Strong stock selection was the primary reason for the Portfolio’s relative performance in these sectors. During the reporting period, the Portfolio underperformed the Russell 2000® Growth Index in the information technology, consumer discretionary and financials sectors, primarily as a result of weak stock selection. Modestly overweight positions in information technology and consumer discretionary also contributed to the Portfolio’s relative underperformance in those sectors.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s best-performing stocks on an absolute basis during the year were hotels, restaurants & leisure company Planet Fitness; biotechnology company Sarepta Therapeutics; and software company PTC. Planet Fitness operates and franchises fitness centers. The company has what we believe to be a strong value proposition—seen in clean and well-maintained fitness centers that provide members with “judgment-free zones” at an affordable price—that has generated strong membership growth in recent periods. This has helped drive the company’s share price higher. Sarepta Therapeutics discovers and develops therapies to treat rare neuromuscular diseases. Preliminary results from one of the company’s clinical trials assessing a Duchenne Muscular Dystrophy (DMD) drug candidate exceeded expectations, which moved Sarepta shares higher during the reporting period. PTC develops and markets product-development software. The company has successfully transitioned its business to a recurring-subscription model, and its new products that target the industrial Internet of Things3 market have sold well.

The most substantial detractors from the Portfolio’s relative performance during the year were electronic equipment, instruments & components company Coherent; specialty retailer Camping World Holdings; and construction materials company Summit Materials. Coherent makes systems used in the fabrication of organic light-emitting diode (OLED) displays. Shares continued to fall in the wake of an underwhelming launch of Apple’s latest iPhone. Despite this near-term setback, we continued to believe that Coherent was oversold at then-current levels. Camping World Holdings is a leading retailer of recreational vehicles and outdoor lifestyle products across the United States. Investor concerns arose as moderating growth in the company’s core recreational vehicle segment, along with Camping World’s recent acquisition of Gander Mountain, had added pressure to the stock during the reporting period. Summit Materials saw its shares wane as the company missed consensus estimates and reduced guidance toward the end of the reporting period. The decline was attributed in part to a weaker-than-expected pricing environment in the company’s cement segment as well as weather-related delays in projects, which tempered cement volumes. We maintained a constructive view of Summit Materials, given the reset in investor expectations and in light of our belief that the company could benefit from easing comparisons in the future.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased a new position in medical device company Tandem Diabetes Care. The company has successfully leveraged the value proposition of its insulin pump systems to drive increased unit growth both domestically and overseas. At the same time, the company has gained substantial market share from Johnson & Johnson, which recently discontinued its insulin pump system product offerings. The Portfolio also

1.	See footnote on page 5 for more information on the Russell 2000® Growth Index.
2.	See footnote on page 5 for more information on the Morningstar Small Growth Category Average.
3.

The Internet of Things (IoT) is a system of uniquely identifiable animate or inanimate entities or devices—such as satellites, servers, cell towers, smart phones and GPS devices—able to share data without human intervention.

8	MainStay VP Eagle Small Cap Growth Portfolio

purchased a new position in AeroVironment, which makes unmanned aircraft systems and electric transportation systems. The company is expected to benefit from the ongoing innovation and growth of its product portfolio in the unmanned aerial systems space.

The Portfolio closed its position in Edge Therapeutics, which develops drug therapies used to treat serious neurological conditions. An interim analysis of the company’s Phase III clinical trial data for its aneurysm drug candidate failed to provide data compelling enough to continue the trial. As a result, the Portfolio sold the stock. The Portfolio also closed its position in LendingTree, an online marketplace connecting prospective borrowers with lenders. The company saw its shares pressured by concerns regarding the rising interest-rate environment. The subsequent unfavorable effect on mortgage activity began to weigh on the company’s key mortgage-loan segment during the reporting period, and we sold the Portfolio’s position in the company.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s weighting in the industrials sector went from a modestly underweight position to one that was effectively in-line with the benchmark weighting. Over the course of the reporting period, the Portfolio moved from a slightly overweight position in information technology to a modestly overweight posture. The Portfolio’s weighting in financials went from a modestly overweight position to one that was slightly underweight. Over the course of the reporting period, the Portfolio’s energy sector weighting went from modestly overweight to modestly underweight.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, the Portfolio held a modestly overweight position relative to the Russell 2000® Growth Index in the information technology sector and slightly overweight positions in the consumer discretionary and materials sectors. As of the same date, the Portfolio held underweight positions relative to the benchmark in the communication services sector, which was newly-formed during the reporting period, and in the real estate and consumer staples sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2018

	Shares	Value
Common Stocks 98.3%†
Aerospace & Defense 3.3%
Aerojet Rocketdyne Holdings, Inc. (a)	124,022	$4,369,295
Aerovironment, Inc. (a)	38,616	2,623,957
Hexcel Corp.	77,118	4,421,946

		11,415,198

Auto Components 0.8%
Visteon Corp. (a)	49,413	2,978,616

Banks 1.8%
Glacier Bancorp, Inc.	96,325	3,816,397
UMB Financial Corp.	40,029	2,440,568

		6,256,965

Biotechnology 11.4%
Acceleron Pharma, Inc. (a)	50,024	2,178,545
Aimmune Therapeutics, Inc. (a)	74,987	1,793,689
Amicus Therapeutics, Inc. (a)	167,442	1,604,094
Atara Biotherapeutics, Inc. (a)	77,119	2,679,114
Biohaven Pharmaceutical Holding Co., Ltd. (a)	58,865	2,176,828
Blueprint Medicines Corp. (a)	42,143	2,271,929
Dynavax Technologies Corp. (a)	146,522	1,340,676
Exact Sciences Corp. (a)	23,365	1,474,332
FibroGen, Inc. (a)	53,400	2,471,352
Genomic Health, Inc. (a)	24,985	1,609,284
Heron Therapeutics, Inc. (a)	96,681	2,507,905
Intercept Pharmaceuticals, Inc. (a)	16,756	1,688,837
Kura Oncology, Inc. (a)	111,873	1,570,697
Ligand Pharmaceuticals, Inc. (a)	23,894	3,242,416
Loxo Oncology, Inc. (a)	26,539	3,717,318
Progenics Pharmaceuticals, Inc. (a)	382,430	1,606,206
Sage Therapeutics, Inc. (a)	19,979	1,913,789
Sarepta Therapeutics, Inc. (a)	34,910	3,809,728

		39,656,739

Building Products 2.4%
Builders FirstSource, Inc. (a)	182,415	1,990,148
Trex Co., Inc. (a)	106,522	6,323,146

		8,313,294

Capital Markets 1.5%
PJT Partners, Inc., Class A	69,915	2,709,905
Stifel Financial Corp.	63,369	2,624,744

		5,334,649

Chemicals 3.5%
Quaker Chemical Corp.	53,526	9,512,105
Sensient Technologies Corp.	48,921	2,732,238

		12,244,343

Commercial Services & Supplies 3.6%
Brink’s Co.	54,513	3,524,265
MSA Safety, Inc.	49,994	4,712,934

	Shares	Value
Commercial Services & Supplies (continued)
Ritchie Brothers Auctioneers, Inc.	127,084	$4,158,189

		12,395,388

Communications Equipment 0.6%
Lumentum Holdings, Inc. (a)	47,023	1,975,436

Construction Materials 0.6%
Summit Materials, Inc., Class A (a)	181,119	2,245,876

Consumer Finance 2.7%
FirstCash, Inc.	48,219	3,488,645
Green Dot Corp., Class A (a)	75,760	6,024,435

		9,513,080

Distributors 1.0%
Pool Corp.	22,606	3,360,382

Diversified Consumer Services 0.7%
Weight Watchers International, Inc. (a)	67,966	2,620,089

Electrical Equipment 1.6%
Bloom Energy Corp., Class A (a)(b)	158,904	1,585,862
Thermon Group Holdings, Inc. (a)	189,494	3,842,938

		5,428,800

Electronic Equipment, Instruments & Components 4.7%
Cognex Corp.	110,260	4,263,754
Coherent, Inc. (a)	45,431	4,802,511
IPG Photonics Corp. (a)	28,867	3,270,343
Littelfuse, Inc.	12,396	2,125,666
Novanta, Inc. (a)	28,468	1,793,484

		16,255,758

Entertainment 0.7%
Take-Two Interactive Software, Inc. (a)	25,471	2,621,985

Equity Real Estate Investment Trusts 1.0%
GEO Group, Inc.	49,530	975,741
Seritage Growth Properties, Class A	82,680	2,673,044

		3,648,785

Food & Staples Retailing 1.8%
Casey’s General Stores, Inc.	47,904	6,138,419

Health Care Equipment & Supplies 7.4%
AxoGen, Inc. (a)	71,076	1,452,083
Haemonetics Corp. (a)	35,386	3,540,369
Insulet Corp. (a)	30,767	2,440,438
Merit Medical Systems, Inc. (a)	86,170	4,809,148
Natus Medical, Inc. (a)	102,501	3,488,109
NuVasive, Inc. (a)	56,326	2,791,517
Penumbra, Inc. (a)	14,715	1,798,173

10	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Equipment & Supplies (continued)
Quidel Corp. (a)	30,707	$1,499,116
Tandem Diabetes Care, Inc. (a)	58,621	2,225,839
West Pharmaceutical Services, Inc.	17,751	1,740,130

		25,784,922

Health Care Providers & Services 2.0%
Encompass Health Corp.	27,937	1,723,713
HealthEquity, Inc. (a)	56,152	3,349,466
Tivity Health, Inc. (a)	74,743	1,854,374

		6,927,553

Health Care Technology 3.1%
Evolent Health, Inc., Class A (a)	122,963	2,453,112
Medidata Solutions, Inc. (a)	39,154	2,639,763
Omnicell, Inc. (a)	43,846	2,685,129
Teladoc Health, Inc. (a)	60,837	3,015,690

		10,793,694

Hotels, Restaurants & Leisure 4.7%
Dave & Buster’s Entertainment, Inc.	64,880	2,891,053
Penn National Gaming, Inc. (a)	216,683	4,080,141
Planet Fitness, Inc., Class A (a)	142,769	7,655,273
Wingstop, Inc.	28,521	1,830,763

		16,457,230

Household Durables 1.0%
Universal Electronics, Inc. (a)	133,242	3,368,358

Insurance 0.9%
Enstar Group, Ltd. (a)	18,394	3,082,283

Internet & Direct Marketing Retail 1.0%
Etsy, Inc. (a)	70,730	3,364,626

IT Services 1.3%
Everi Holdings, Inc. (a)	423,278	2,179,882
Evo Payments, Inc., Class A (a)	90,370	2,229,428

		4,409,310

Life Sciences Tools & Services 1.3%
NeoGenomics, Inc. (a)	154,775	1,951,713
PRA Health Sciences, Inc. (a)	27,780	2,554,649

		4,506,362

Machinery 5.1%
Chart Industries, Inc. (a)	98,827	6,426,720
John Bean Technologies Corp.	59,625	4,281,671
Kennametal, Inc.	75,699	2,519,263
Woodward, Inc.	63,125	4,689,556

		17,917,210

Multiline Retail 1.2%
Ollie’s Bargain Outlet Holdings, Inc. (a)	62,428	4,152,086

	Shares	Value
Oil, Gas & Consumable Fuels 0.7%
Viper Energy Partners, L.P.	92,197	$2,400,810

Pharmaceuticals 1.8%
Cymabay Therapeutics, Inc. (a)	185,491	1,459,814
Horizon Pharma PLC (a)	135,418	2,646,068
Zogenix, Inc. (a)	56,442	2,057,875

		6,163,757

Professional Services 0.2%
WageWorks, Inc. (a)	27,499	746,873

Road & Rail 1.3%
Landstar System, Inc.	47,133	4,509,214

Semiconductors & Semiconductor Equipment 2.9%
Cabot Microelectronics Corp.	29,099	2,774,589
Entegris, Inc.	165,707	4,622,397
Silicon Laboratories, Inc. (a)	33,322	2,626,107

		10,023,093

Software 12.4%
Alarm.com Holdings, Inc. (a)	52,071	2,700,923
Cornerstone OnDemand, Inc. (a)	114,771	5,787,901
Ellie Mae, Inc. (a)	20,914	1,314,027
Guidewire Software, Inc. (a)	57,845	4,640,904
Manhattan Associates, Inc. (a)	55,762	2,362,636
Pegasystems, Inc.	86,185	4,122,229
PTC, Inc. (a)	39,890	3,306,881
RealPage, Inc. (a)	120,515	5,807,618
SailPoint Technologies Holding, Inc. (a)	112,461	2,641,709
Tableau Software, Inc., Class A (a)	35,639	4,276,680
Tenable Holdings, Inc. (a)	105,000	2,329,950
Ultimate Software Group, Inc. (a)	10,336	2,530,976
Zuora, Inc., Class A (a)	85,000	1,541,900

		43,364,334

Specialty Retail 4.6%
At Home Group, Inc. (a)	171,315	3,196,738
Floor & Decor Holdings, Inc., Class A (a)	132,314	3,426,933
Genesco, Inc. (a)	70,943	3,142,775
MarineMax, Inc. (a)	142,021	2,600,404
National Vision Holdings, Inc. (a)	130,643	3,680,213

		16,047,063

Textiles, Apparel & Luxury Goods 1.7%
Canada Goose Holdings, Inc. (a)	38,753	1,694,281
Steven Madden, Ltd.	137,933	4,173,853

		5,868,134

Total Common Stocks (Cost $319,231,849)		342,290,714

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Short-Term Investments 3.7%
Affiliated Investment Company 3.3%
MainStay U.S. Government Liquidity Fund, 2.18% (c)	11,324,079	$11,324,079

Total Affiliated Investment Company (Cost $11,324,079)		11,324,079

	Principal Amount
Repurchase Agreement 0.4%
Fixed Income Clearing Corp. 0.50%, dated 12/31/18 due 1/2/19 Proceeds at Maturity $1,314,145 (Collateralized by a United States Treasury Note with a rate of 2.625% and a maturity date of 12/31/25, with a Principal Amount of $1,345,000 and a Market Value of $1,345,000)	$1,314,108	1,314,108

Total Repurchase Agreement (Cost $1,314,108)		1,314,108

Total Short-Term Investments (Cost $12,638,187)		12,638,187

Total Investments (Cost $331,870,036)	102.0%	354,928,901
Other Assets, Less Liabilities	(2.0)	(6,885,008)
Net Assets	100.0%	$348,043,893

†	Percentages indicated are based on Portfolio net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of December 31, 2018, the market value of securities loaned was $666,045 and the Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $697,073 (See Note 2(H)).

(c)	Current yield as of December 31, 2018.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$342,290,714	$—	$—	$342,290,714
Short-Term Investments
Affiliated Investment Company	11,324,079	—	—	11,324,079
Repurchase Agreement	—	1,314,108	—	1,314,108

Total Short-Term Investments	11,324,079	1,314,108	—	12,638,187

Total Investments in Securities	$353,614,793	$1,314,108	$—	$354,928,901

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $320,545,957) including securities on loan of $666,045	$343,604,822
Investment in affiliated investment company, at value (identified cost $11,324,079)	11,324,079
Receivables:
Investment securities sold	283,163
Fund shares sold	100,869
Dividends and interest	84,366
Securities lending income	12,543

Total assets	355,409,842

Liabilities
Payables:
Investment securities purchased	6,448,466
Fund shares redeemed	585,143
Manager (See Note 3)	245,600
Professional fees	33,359
NYLIFE Distributors (See Note 3)	20,972
Shareholder communication	18,822
Custodian	11,638
Trustees	428
Accrued expenses	1,521

Total liabilities	7,365,949

Net assets	$348,043,893

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$28,687
Additional paid-in capital	274,756,507

274,785,194
Total distributable earnings (loss)(1)	73,258,699

Net assets	$348,043,893

Initial Class
Net assets applicable to outstanding shares	$251,546,883

Shares of beneficial interest outstanding	20,619,178

Net asset value per share outstanding	$12.20

Service Class
Net assets applicable to outstanding shares	$96,497,010

Shares of beneficial interest outstanding	8,067,820

Net asset value per share outstanding	$11.96

(1)	See Note 10.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$1,578,232
Securities lending	187,288
Dividends-affiliated	79,568
Interest	7,665

Total income	1,852,753

Expenses
Manager (See Note 3)	3,280,220
Distribution/Service—Service Class (See Note 3)	253,020
Professional fees	72,924
Shareholder communication	49,376
Custodian	17,727
Trustees	8,945
Miscellaneous	18,322

Total expenses	3,700,534

Net investment income (loss)	(1,847,781)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	51,592,186
Foreign currency transactions	(30)

Net realized gain (loss) on investments and foreign currency transactions	51,592,156

Net change in unrealized appreciation (depreciation) on unaffiliated investments	(82,610,573)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(31,018,417)

Net increase (decrease) in net assets resulting from operations	$(32,866,198)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $11,517.

14	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,847,781)	$(1,997,475)
Net realized gain (loss) on investments and foreign currency transactions	51,592,156	23,511,295
Net change in unrealized appreciation (depreciation) on investments	(82,610,573)	55,630,656

Net increase (decrease) in net assets resulting from operations	(32,866,198)	77,144,476

Distributions to shareholders(1):
Initial Class	(15,228,718)
Service Class	(5,875,041)

	(21,103,759)

Distributions to shareholders from net realized gain on investments:
Initial Class		(14,222,225)
Service Class		(3,993,048)

		(18,215,273)

Total distributions to shareholders	(21,103,759)	(18,215,273)

Capital share transactions:
Net proceeds from sale of shares	55,355,833	29,718,568
Net asset value of shares issued to shareholders in reinvestment of distributions	21,103,759	18,215,273
Cost of shares redeemed	(77,438,688)	(56,379,082)

Increase (decrease) in net assets derived from capital share transactions	(979,096)	(8,445,241)

Net increase (decrease) in net assets	(54,949,053)	50,483,962

Net Assets
Beginning of year	402,992,946	352,508,984

End of year(2)	$348,043,893	$402,992,946

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $0 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$14.09	$12.03	$11.53	$13.33	$13.07

Net investment income (loss) (a)	(0.06)	(0.06)	(0.05)	(0.07)	(0.04)

Net realized and unrealized gain (loss) on investments	(1.04)	2.78	1.19	(0.09)	0.36

Total from investment operations	(1.10)	2.72	1.14	(0.16)	0.32

Less distributions:

From net realized gain on investments	(0.79)	(0.66)	(0.64)	(1.64)	(0.06)

Net asset value at end of year	$12.20	$14.09	$12.03	$11.53	$13.33

Total investment return (b)	(8.88%)	22.83%	10.01%	(0.91%)	2.52%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.40%)	(0.48%)	(0.41%)	(0.53%)	(0.30%)

Net expenses (c)	0.85%	0.85%	0.86%	0.85%	0.85%

Portfolio turnover rate	41%	41%	36%	50%	51%

Net assets at end of year (in 000’s)	$251,547	$312,106	$282,378	$319,580	$343,965

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$13.87	$11.88	$11.42	$13.25	$13.02

Net investment income (loss) (a)	(0.09)	(0.09)	(0.07)	(0.10)	(0.07)

Net realized and unrealized gain (loss) on investments	(1.03)	2.74	1.17	(0.09)	0.36

Total from investment operations	(1.12)	2.65	1.10	(0.19)	0.29

Less distributions:

From net realized gain on investments	(0.79)	(0.66)	(0.64)	(1.64)	(0.06)

Net asset value at end of year	$11.96	$13.87	$11.88	$11.42	$13.25

Total investment return (b)	(9.11%)	22.53%	9.73%	(1.16%)	2.27%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.64%)	(0.72%)	(0.66%)	(0.79%)	(0.55%)

Net expenses (c)	1.10%	1.10%	1.11%	1.10%	1.10%

Portfolio turnover rate	41%	41%	36%	50%	51%

Net assets at end of year (in 000’s)	$96,497	$90,887	$70,131	$71,135	$61,536

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Eagle Small Cap Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

17

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the

18	MainStay VP Eagle Small Cap Growth Portfolio

position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The

Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio had securities on loan with a value of $666,045 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $697,073.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations

19

Notes to Financial Statements (continued)

and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Eagle Asset Management, Inc. (“Eagle” or the “Subadvisor”) a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Eagle, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets of 0.81%. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.785% on assets in excess of $1 billion. This agreement expires on May 1, 2019, and may only be amended or terminated prior to that date by action of the Board. During the year ended December 31, 2018, the effective management fee rate was 0.81%.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $3,280,220.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$ —	$79,034	$(67,710)	$ —	$ —	$11,324	$80	$ —	11,324

20	MainStay VP Eagle Small Cap Growth Portfolio

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$332,263,948	$60,308,373	$(37,643,420)	$22,664,953

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$50,573,076	$20,670	$22,664,953	$73,258,699

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$567,365	$(567,365)

The reclassifications for the Portfolio are primarily due to different book and tax treatment of net operating losses.

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$6,001,466	$15,102,293	$—	$18,215,273

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, were $162,556 and $190,686, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	1,386,685	$19,758,474
Shares issued to shareholders in reinvestment of dividends and distributions	1,020,434	15,228,717
Shares redeemed	(3,931,627)	(58,870,220)

Net increase (decrease)	(1,524,508)	$(23,883,029)

Year ended December 31, 2017:
Shares sold	692,295	$9,221,120
Shares issued to shareholders in reinvestment of dividends and distributions	1,046,271	14,222,225
Shares redeemed	(3,064,074)	(40,551,981)

Net increase (decrease)	(1,325,508)	$(17,108,636)

21

Notes to Financial Statements (continued)

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	2,419,281	$35,597,359
Shares issued to shareholders in reinvestment of dividends and distributions	401,292	5,875,042
Shares redeemed	(1,307,173)	(18,568,468)

Net increase (decrease)	1,513,400	$22,903,933

Year ended December 31, 2017:
Shares sold	1,571,297	$20,497,448
Shares issued to shareholders in reinvestment of dividends and distributions	298,405	3,993,048
Shares redeemed	(1,220,798)	(15,827,101)

Net increase (decrease)	648,904	$8,663,395

Note 10–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP Eagle Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Eagle Small Cap Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Eagle Small Cap Growth Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Eagle Small Cap Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Eagle Asset Management, Inc. (“Eagle”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and Eagle in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Eagle (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Eagle in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Eagle personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Eagle; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Eagle; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Eagle from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Eagle. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Eagle. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Eagle resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior

24	MainStay VP Eagle Small Cap Growth Portfolio

years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Eagle

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Eagle and ongoing analysis of, and interactions with, Eagle with respect to, among other things, Portfolio investment performance and risk as well as Eagle’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that Eagle provides to the Portfolio. The Board evaluated Eagle’s experience in serving as subadvisor to the Portfolio and managing other portfolios and Eagle’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Eagle, and Eagle’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and Eagle believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged Eagle’s continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Eagle. The Board reviewed Eagle’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Eagle’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Eagle had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Eagle to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Eagle

The Board considered the costs of the services provided by New York Life Investments and Eagle under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates and Eagle, due to their relationships with the Portfolio. Although the Board did not receive specific profitability information from Eagle, the Board considered that the subadvisory fee paid by New York Life Investments to Eagle for services provided to the Portfolio was the result of arm’s-length negotiations by New York Life Investments. The Board considered that Eagle’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and that these fees are paid by New York Life Investments, not the Portfolio. On this basis, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Eagle and profits realized by New York Life Investments and its affiliates and Eagle, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and Eagle and acknowledged that New York Life Investments and Eagle must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Eagle to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Eagle from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Eagle in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Eagle and its affiliates and New York Life Investments and its affiliates. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The

26	MainStay VP Eagle Small Cap Growth Portfolio

Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Eagle, the Board considered that any profits realized by Eagle due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Eagle, acknowledging that any such profits are based on fees paid to Eagle by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to Eagle are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Eagle on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products. The Board noted that New York Life Investments proposed an additional management fee breakpoint for the Portfolio, effective May 1, 2019.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

28	MainStay VP Eagle Small Cap Growth Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

29

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

30	MainStay VP Eagle Small Cap Growth Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801884	MSVPESCG11-02/19 (NYLIAC) NI515

MainStay VP Mellon Natural Resources Portfolio

(Formerly known as MainStay VP VanEck Global Hard Assets Portfolio)

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[1]

Initial Class Shares	2/17/2012	–28.63%	–11.17%	–8.16%	0.84%

Benchmark Performance	One Year	Five Years	Since Inception

S&P Global Natural Resources Sector Index[3]	–12.57%	–0.52%	–0.61%
S&P North American Natural Resources Sector Index[4]	–21.07	–6.50	–3.64
Morningstar Natural Resources Category Average[5]	–19.01	–3.17	–3.28

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

2.

The Portfolio replaced its subadvisor, changed its investment objective and modified its principal investment strategies as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, investment objective and principal investment strategies.

3.

The Portfolio has selected the S&P Global Natural Resources Sector Index as its primary benchmark. The S&P Global Natural Resources Sector Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The S&P North American Natural Resources Sector Index is the Portfolio’s secondary benchmark. The S&P North American Natural Resources Sector
Index represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and steel sub-industry. The natural resource sector includes mining, energy, paper and forest products, and plantation-owning companies. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index. widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Morningstar Natural Resources Category Average is representative of funds that invest primarily on commodity-based industries such as energy, chemicals, minerals, and forest products in the United States or outside of the United States. Some funds invest across this spectrum to offer broad natural-resources exposure. Others concentrate heavily or even exclusively in specific industries. Funds that concentrate primarily in energy-related industries are part of the equity energy category. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Mellon Natural Resources Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$720.00	$4.08	$1,020.47	$4.79	0.94%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Mellon Natural Resources Portfolio

Country Composition as of December 31, 2018 (Unaudited)

United States	49.0%

Brazil	10.7

Canada	9.7

Australia	8.5

France	6.7

Luxembourg	2.8

Portugal	2.1

United Kingdom	2.1

Austria	2.0

Norway	1.9%

China	1.5

Japan	1.1

Denmark	0.9

Republic of Korea	0.9

Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2018 (excluding short-term investments) (Unaudited)

1.	TOTAL S.A.

2.	Vale S.A., Sponsored ADR

3.	Nutrien, Ltd.

4.	Archer-Daniels-Midland Co.

5.	Mosaic Co.
6.	Newmont Mining Corp.

7.	Occidental Petroleum Corp.

8.	Barrick Gold Corp.

9.	Newcrest Mining, Ltd.

10.	Fibria Celulose S.A., Sponsored ADR

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Charles T. Cameron and Shawn Reynolds of Van Eck Associates Corporation (“VanEck”), the Portfolio’s former Subadvisor, and portfolio manager Robin Wehbe, CFA, of Mellon Investments Corporation (formerly, BNY Mellon Asset Management North America Corporation) (“Mellon”), the Portfolio’s current Subadvisor.

How did MainStay VP Mellon Natural Resources Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2018?

For the twelve months ended December 31, 2018, MainStay VP Mellon Natural Resources Portfolio returned –28.63% for Initial Class shares. Over the same period, the Portfolio underperformed the –21.07% return of the S&P North American Natural Resources Sector Index,1 which was the Portfolio’s former primary benchmark, and the –12.57% return of the S&P Global Natural Resources Sector Index,1 which is the Portfolio’s current primary benchmark. For the 12 months ended December 31, 2018, the Portfolio underperformed the –19.01% return of the Morningstar Natural Resources Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

VanEck

VanEck subadvised the Portfolio from January 1 through November 29, 2018. During this portion of the reporting period, several factors contributed to the underperformance of the Portfolio relative to the S&P North American Natural Resources Sector Index, which at that time was the Portfolio’s primary benchmark. (Contributions take weightings and total returns into account.) Among these were overweight positions and underperformance in the oil & gas exploration & production and the oil & gas drilling subindustries. During this portion of the reporting period, the Portfolio held overweight positions in the copper, diversified metals & mining and gold subindustries, each of which underperformed, contributing to the Portfolio’s underperformance of the S&P North American Natural Resources Sector Index.

Mellon

Mellon subadvised the Portfolio from November 30 through December 31, 2018. In the United States, the Federal Reserve raised the targeted federal funds range at their December meeting. Federal Reserve Chairman Jerome Powell struck a dovish tone, indicating that the Federal Reserve might pursue a more gradual pace of rate increases in the future. U.S. unemployment held at 3.7%, while consumer confidence fell below expectations. Meanwhile, the U.S. dollar declined against a backdrop of strained trade relations and a less-aggressive Federal Reserve.

In the U.K., a fast-approaching Brexit deadline sent the Purchasing Manager’s Index (PMI)—an indicator economic health in manufacturing and services sector—above expectations in manufacturing and suggested no growth in the services sector in anticipation of a potential no-deal scenario. The Bank of England held interest rates steady, and November inflation fell to 2.3% largely as a result of lower oil prices. Meanwhile, the European Central Bank officially ended its bond-buying stimulus program, and the Bank of Japan left its stimulus package unchanged as it continued to fall short of its inflation target.

Emerging markets declined, albeit at a rate that was less severe than that of most major indices. China’s official manufacturing PMI fell below expectations to 49.4 in December, marking the first contraction reading (below 50.0) in almost two years. Reserve Bank of India Governor Urjit Patel resigned amid heightened tensions with the central government. In Brazil, the central bank held interest rates steady against a backdrop of lower-than-expected inflation. Meanwhile, oil prices continued to fall.

Market volatility grew into concerns about broader economic weakness, which hurt commodity prices, specifically oil, and associated equities. Ironically, lower oil prices have led to lower inflation data, which is feeding into fears of lower economic growth. This circular logic is likely the result of a confused and anxious equity market. As we reached the depths of this dynamic, we saw indiscriminate weakness in both higher- and lower-beta commodity equities across the entire universe. This weighed heavily on performance in the fourth quarter, as the year ended seemingly at the bottom of investor sentiment. We suspect that this will normalize a bit as inflation and oil price expectations reset, which we believe should be around current levels.

Were there any changes in the Portfolio during the reporting period?

Effective November 30, 2018, the Portfolio changed its name from MainStay VP VanEck Global Hard Assets Portfolio to MainStay VP Mellon Natural Resources Portfolio. Effective on the same date, the Portfolio changed its investment objective, fees and expenses, subadvisor, Portfolio Managers, principal investment strategies, investment process, principal risks, and primary benchmark. The Portfolio selected the S&P Global Natural Resources Sector Index as its primary benchmark as a replacement for the S&P North American Natural Resources Sector Index because it believes that the S&P Global Natural Resources Sector Index is more reflective of its current investment style.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Natural Resources Category Average.

8	MainStay VP Mellon Natural Resources Portfolio

Which market segments were the strongest positive contributors to the Portfolio’s relative performance, and which market segments were particularly weak?

VanEck

During the portion of the reporting period in which VanEck subadvised the Portfolio, the subindustries that made the strongest positive contributions to the Portfolio’s performance relative to the S&P North American Natural Resources Sector Index were oil & gas storage & transportation, together with paper packaging and integrated oil & gas. Although the Portfolio held underweight or zero positions in these subindustries from January 1 through November 29, 2018, they contributed positively to relative performance during this portion of the reporting period.

During the portion of the reporting period that VanEck subadvised the Portfolio, the subindustries that made the weakest contributions to the Portfolio’s performance relative to the S&P North American Natural Resources Sector Index were oil & gas exploration & production, diversified metals & mining, and oil & gas drilling.

Mellon

From November 30 through December 31, 2018, the Portfolio’s underweight position relative to the S&P Global Natural Resources Sector Index in the forest products & other segment helped the Portfolio’s relative returns. The Portfolio’s relative performance was also supported by select positions in the precious metals segment, including Newmont Mining, Barrick Gold and Newcrest Mining Limited, all of which benefited from rising gold prices. Newcrest Mining reiterated full-year guidance, and shares of Barrick Gold were further buoyed by the announced merger of Barrick and Randgold Resources Limited.

Positioning in the metals & mining, U.S./onshore upstream and agriculture segments detracted the most from the Portfolio’s relative returns. In metals & mining, challenging stock selection and underweight positioning weighed on the Portfolio’s relative performance. An investment in Alcoa declined as production issues and unfavorable pricing trends weighed on the company’s near-term outlook. As oil prices declined, an investment in U.S./onshore upstream holding Hess fell sharply as investors reacted to a territorial dispute between Venezuela and Guyana that some perceived as a risk to Hess’s exploration projects in the area.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

VanEck

During the portion of the reporting period in which VanEck subadvised the Portfolio, the strongest-contributing positions in the Portfolio were oil & gas exploration & production company RSP Permian, which was acquired by Concho Resources in July 2018; solar energy company Sunrun (operating in the electrical components & equipment subindustry), which benefited from continuing sound operational execution as well as achieving above-market installation growth; and oil & gas refining & marketing company PBF Energy, which benefited from operational improvements at a couple of its refineries.

During the same portion of the reporting period, the Portfolio’s weakest-contributing companies were oil & gas equipment & services company Weatherford International, copper mining company First Quantum Minerals and diversified metals & mining company Glencore. Weatherford International lagged because of weak energy equity markets and weak asset sales. First Quantum Minerals suffered from concerns about potential changes in mining royalty taxation in Zambia, and Glencore declined on increasing concerns about the U.S. trade dispute with China and geopolitical risk.

Mellon

From November 30 through December 31, 2018, the strongest contributors to the Portfolio’s absolute performance were Newmont Mining, Barrick Gold and Newcrest Mining Limited. Newmont Mining benefited from rising gold prices during this portion of the reporting period. The company also benefited from its 2019 guidance and the company’s long-term outlook. Barrick Gold management announced that production had slightly beat analysts’ expectations during the fourth quarter of 2018, but the stock’s climb was largely driven by the announced merger of Barrick and Randgold Resources. Despite weak fiscal-quarter production, Newcrest Mining reiterated its full-year guidance. This, coupled with rising gold prices, propelled the stock higher.

Over the same portion of the reporting period, key detractors from the Portfolio’s absolute performance included agricultural chemicals company Mosaic, U.S./onshore upstream company Hess, and oil & gas exploration & production company EOG Resources. Shares of Mosaic traded lower on investor concerns about increased phosphate exports from China, which could lead to a lower pricing environment. Against a backdrop of falling oil prices, the value of the Portfolio’s position in Hess

9

declined as investors reacted to a territorial dispute between Venezuela and Guyana that might pose a risk to Hess’s exploration projects in the area. Despite the stock price decline, however, the company’s reported results remained solid.

Did the Portfolio make any significant purchases or sales during the reporting period?

VanEck

During the portion of the reporting period in which VanEck served as the Portfolio’s Subadvisor, the Portfolio established new positions in diversified metals & mining company Vale and marine company Kirby Corp. Over the same portion of the reporting period, the Portfolio’s largest sales were reductions of its positions in oil & gas equipment & services companies Schlumberger and Halliburton.

Mellon

From November 30 through December 31, 2018, the Portfolio exited its positions in Halliburton and Schlumberger. After the Portfolio transition between subadvisors was complete, we did not initiate any new positions during the time we subadvised the Portfolio.

How did the Portfolio’s subsector and subindustry weightings change during the reporting period?

VanEck

On an absolute basis and relative to the S&P North American Natural Resources Sector Index, the Portfolio decreased it weightings to the copper and oil & gas equipment & services subindustries from January 1 through November 29, 2018. Over the same period, the Portfolio increased its weightings on an absolute basis and relative to this Index in the steel and oil & gas exploration & production subindustries.

Mellon

From November 30, 2018, when Mellon began subadvising the Portfolio, there were no meaningful changes to the Portfolio’s subsector positioning.

How was the Portfolio positioned at the end of the reporting period?

VanEck

As of November 29, 2018, the Portfolio had no allocation to the integrated oil & gas subindustry, making that subindustry a substantially underweight position relative to the S&P North American Natural Resources Sector Index. As of the same date, the Portfolio’s next-most-substantially underweight position was in the oil & gas storage & transportation subindustry. The Portfolio also had an underweight position in the oil & gas refining subindustry.

As of November 29, 2018, the Portfolio’s most substantially overweight positions relative to the S&P North American Natural Resources Sector Index were in the diversified metals & mining, oil & gas exploration & production subindustries, and the fertilizers & industrial chemicals subindustry, to which the S&P North American Natural Resources Sector Index had no allocation.

Mellon

As of December 31, 2018, the Portfolio held overweight positions relative to the S&P Global Natural Resources Sector Index in U.S./onshore upstream, refining & chemicals, and precious metals, with positions that were more modestly overweight in next gen energy, international/offshore upstream and agriculture. As of the same date, the Portfolio held underweight positions in the forest products & other, integrated energy, metals & mining, and steel segments, and to a lesser degree in energy services.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Mellon Natural Resources Portfolio

Portfolio of Investments December 31, 2018

	Shares	Value
Common Stocks 97.7%†
Australia 8.5%
Newcrest Mining, Ltd. (Metals & Mining)	484,751	$7,443,268
Rio Tinto PLC, Sponsored ADR (Metals & Mining)	133,600	6,476,928
Rio Tinto, Ltd. (Metals & Mining)	117,189	6,477,075

		20,397,271

Austria 2.0%
OMV A.G. (Oil, Gas & Consumable Fuels)	109,599	4,803,168

Brazil 10.7%
Fibria Celulose S.A., Sponsored ADR (Paper & Forest Products)	415,490	7,150,583
Petroleo Brasileiro S.A., Sponsored ADR (Oil, Gas & Consumable Fuels)	263,290	3,051,531
Vale S.A., Sponsored ADR (Metals & Mining)	1,171,520	15,452,349

		25,654,463

Canada 9.7%
Barrick Gold Corp. (Metals & Mining)	627,303	8,493,682
Nutrien, Ltd. (Chemicals)	190,689	8,962,383
Nutrien, Ltd. (Chemicals)	121,430	5,703,261

		23,159,326

China 1.5%
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	2,248,000	3,473,699

Denmark 0.9%
Vestas Wind Systems A/S (Electrical Equipment)	28,198	2,129,400

France 6.7%
TOTAL S.A. (Oil, Gas & Consumable Fuels)	304,964	16,135,865

Japan 1.1%
Tokai Carbon Co., Ltd. (Chemicals)	241,200	2,746,386

Luxembourg 2.8%
ArcelorMittal (Metals & Mining)	225,067	4,677,770
Tenaris S.A., ADR (Energy Equipment & Services)	90,792	1,935,685

		6,613,455

Norway 1.9%
Aker BP ASA (Oil, Gas & Consumable Fuels)	177,213	4,467,985

Portugal 2.1%
Galp Energia SGPS S.A. (Oil, Gas & Consumable Fuels)	321,331	5,078,835

Republic of Korea 0.9%
S-Oil Corp. (Oil, Gas & Consumable Fuels)	25,827	2,261,425

	Shares	Value
United Kingdom 2.1%
Cairn Energy PLC (Oil, Gas & Consumable Fuels) (a)	952,952	$1,821,948
Linde PLC (Chemicals) (a)	20,607	3,271,230

		5,093,178

United States 46.8%
Alcoa Corp. (Metals & Mining) (a)	143,335	3,809,844
Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	116,724	5,117,180
Archer-Daniels-Midland Co. (Food Products)	296,643	12,153,464
Ball Corp. (Containers & Packaging)	138,292	6,358,666
Compass Minerals International, Inc. (Metals & Mining)	61,656	2,570,439
Continental Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	109,865	4,415,474
Devon Energy Corp. (Oil, Gas & Consumable Fuels)	105,288	2,373,191
EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	75,617	6,594,559
Freeport-McMoRan, Inc. (Metals & Mining)	628,750	6,482,412
Hess Corp. (Oil, Gas & Consumable Fuels)	114,135	4,622,467
Livent Corp. (Chemicals) (a)	171,195	2,362,491
Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	95,782	5,652,096
Mosaic Co. (Chemicals)	328,214	9,587,131
Newmont Mining Corp. (Metals & Mining)	254,727	8,826,291
Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	142,074	8,720,502
Packaging Corp. of America (Containers & Packaging)	67,730	5,652,746
Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	22,842	3,004,180
PPG Industries, Inc. (Chemicals)	48,781	4,986,882
Steel Dynamics, Inc. (Metals & Mining)	108,603	3,262,434
Valero Energy Corp. (Oil, Gas & Consumable Fuels)	78,776	5,905,836

		112,458,285

Total Common Stocks (Cost $255,137,751)		234,472,741

Short-Term Investments 2.2%
Affiliated Investment Company 1.9%
MainStay U.S. Government Liquidity Fund, 2.18% (b)	4,510,472	4,510,472

Total Affiliated Investment Company (Cost $4,510,472)		4,510,472

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Short-Term Investments (continued)
Repurchase Agreement 0.3%
Fixed Income Clearing Corp. 0.50%, dated 12/31/18 due 1/2/19 Proceeds at Maturity $740,251 (Collateralized by a United States Treasury Note with a rate of 2.625% and a maturity date of 12/31/25, with a Principal Amount of $760,000 and a Market Value of $760,000) (Capital Markets)	$740,230	$740,230

Total Repurchase Agreement (Cost $740,230)		740,230

Total Short-Term Investments (Cost $5,250,702)		5,250,702

Total Investments (Cost $260,388,453)	99.9%	239,723,443
Other Assets, Less Liabilities	0.1	343,903
Net Assets	100.0%	$240,067,346

†	Percentages indicated are based on Portfolio net assets.

(a)	Non-income producing security.

(b)	Current yield as of December 31, 2018.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$234,472,741	$—	$—	$234,472,741
Short-Term Investments
Affiliated Investment Company	4,510,472	—	—	4,510,472
Repurchase Agreement	—	740,230	—	740,230

Total Short-Term Investments	4,510,472	740,230	—	5,250,702

Total Investments in Securities	$238,983,213	$740,230	$—	$239,723,443

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

12	MainStay VP Mellon Natural Resources Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of the Portfolio’s investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Capital Markets	$740,230	0.3%
Chemicals	37,619,764	15.7
Containers & Packaging	12,011,412	5.0
Electrical Equipment	2,129,400	0.9
Energy Equipment & Services	1,935,685	0.8
Food Products	12,153,464	5.1
Metals & Mining	73,972,492	30.8
Money Market Fund	4,510,472	1.9
Oil, Gas & Consumable Fuels	87,499,941	36.4
Paper & Forest Products	7,150,583	3.0

	239,723,443	99.9
Other Assets, Less Liabilities	343,903	0.1

Net Assets	$240,067,346	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $255,877,981)	$235,212,971
Investment in affiliated investment company, at value (identified cost $4,510,472)	4,510,472
Receivables:
Dividends and interest	707,355
Fund shares sold	14,929

Total assets	240,445,727

Liabilities
Payables:
Manager (See Note 3)	165,616
Fund shares redeemed	138,719
Professional fees	32,353
Shareholder communication	28,518
Custodian	9,636
Trustees	314
Accrued expenses	3,225

Total liabilities	378,381

Net assets	$240,067,346

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$44,171
Additional paid-in capital	478,892,072

478,936,243
Total distributable earnings (loss)(1)	(238,868,897)

Net assets	$240,067,346

Initial Class
Net assets applicable to outstanding shares	$240,067,346

Shares of beneficial interest outstanding	44,170,654

Net asset value per share outstanding	$5.43

(1)	See Note 10.

14	MainStay VP Mellon Natural Resources Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$4,904,538
Dividends-affiliated	59,929
Interest	28,357
Securities lending	21,150

Total income	5,013,974

Expenses
Manager (See Note 3)	2,897,646
Professional fees	68,381
Shareholder communication	64,649
Custodian	14,931
Trustees	7,375
Miscellaneous	24,453

Total expenses	3,077,435

Net investment income (loss)	1,936,539

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(40,432,916)
Foreign currency transactions	(197,543)

Net realized gain (loss) on investments and foreign currency transactions	(40,630,459)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(57,914,864)
Translation of other assets and liabilities in foreign currencies	1,715

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(57,913,149)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(98,543,608)

Net increase (decrease) in net assets resulting from operations	$(96,607,069)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $155,474.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,936,539	$(375,236)
Net realized gain (loss) on investments and foreign currency transactions	(40,630,459)	(17,663,898)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(57,913,149)	12,679,563

Net increase (decrease) in net assets resulting from operations	(96,607,069)	(5,359,571)

Capital share transactions:
Net proceeds from sale of shares	24,434,729	59,586,448
Cost of shares redeemed	(67,013,329)	(107,865,150)

Increase (decrease) in net assets derived from capital share transactions	(42,578,600)	(48,278,702)

Net increase (decrease) in net assets	(139,185,669)	(53,638,273)

Net Assets
Beginning of year	379,253,015	432,891,288

End of year(1)	$240,067,346	$379,253,015

(1)

End of year net assets includes undistributed (overdistributed) net investment income of $24,750 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated (See Note 10). See Note 4 for tax basis of distributable earnings.

16	MainStay VP Mellon Natural Resources Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018		2017		2016		2015	2014

Net asset value at beginning of year	$7.61		$7.67		$5.38		$8.06	$9.97

Net investment income (loss)	0.04		(0.01)		(0.01)		0.04	0.04

Net realized and unrealized gain (loss) on investments	(2.22)		(0.05)		2.34		(2.69)	(1.91)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	(0.00	)‡	(0.00	)‡	0.00 ‡	(0.00)‡

Total from investment operations	(2.18)		(0.06)		2.33		(2.65)	(1.87)

Less dividends:

From net investment income	—		—		(0.04)		(0.03)	(0.04)

Net asset value at end of year	$5.43		$7.61		$7.67		$5.38	$8.06

Total investment return (a)	(28.65	%)(b)	(0.78	%)(b)	43.33%		(32.96%)	(18.81%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.59%		(0.10%)		(0.12	%)(c)	0.57%	0.38%

Net expenses (d)	0.94%		0.94%		0.93	%(e)	0.93%	0.93%

Portfolio turnover rate	78%		17%		40%		21%	33%

Net assets at end of year (in 000’s)	$240,067		$379,253		$432,891		$332,823	$466,515

‡	Less than one cent per share.
(a)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.13)%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.94%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Mellon Natural Resources Portfolio (formerly known as MainStay VP VanEck Global Hard Assets Portfolio) (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers one class of shares. Initial Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

18	MainStay VP Mellon Natural Resources Portfolio

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2018, no foreign equity securities held by the Portfolio were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the

19

Notes to Financial Statements (continued)

market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean

20	MainStay VP Mellon Natural Resources Portfolio

between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective November 30, 2018 due to the termination of Van Eck Associates Corporation as the Portfolio’s subadvisor and the appointment of Mellon Investments Corporation (formerly, BNY Mellon Asset Management North America Corporation) (“BNY Mellon AMNA” or the “Subadvisor”) as the Portfolio’s subadvisor. BNY Mellon AMNA, a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and BNY Mellon AMNA, New York Life Investments pays for the services of the Subadvisor.

Effective November 30, 2018, the Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.79% up to $1 billion; and 0.78% in excess of $1 billion. Prior to November 30, 2018, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $1 billion; and 0.88% in excess of $1 billion. During the year ended December 31, 2018, the effective management fee rate was 0.88%.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $2,897,646.

21

Notes to Financial Statements (continued)

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAV and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$—	$38,262	$(33,752)	$—	$—	$4,510	$60	$—	4,510

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$260,828,333	$3,904,413	$(25,009,303)	$(21,104,890)

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$1,857,608	$(219,560,720)	$(62,610)	$(21,103,175)	$(238,868,897)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$8,651	$(8,651)

The reclassifications for the Portfolio are primarily due to a prior period adjustment to the Portfolio’s net operating loss.

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $219,560,720, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$17,883	$201,677

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$ —	$ —	$ —	$ —

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments

22	MainStay VP Mellon Natural Resources Portfolio

based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, were $251,119 and $293,034, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	3,598,827	$24,434,729
Shares redeemed	(9,232,382)	(67,013,329)

Net increase (decrease)	(5,633,555)	$(42,578,600)

Year ended December 31, 2017:
Shares sold	8,538,192	$59,586,448
Shares redeemed	(15,191,839)	(107,865,150)

Net increase (decrease)	(6,653,647)	$(48,278,702)

Note 10–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Mellon Natural Resources Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Mellon Natural Resources Portfolio (formerly known as MainStay VP VanEck Global Hard Assets Portfolio) (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

24	MainStay VP Mellon Natural Resources Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Management Agreement

The continuation of the Management Agreement with respect to the MainStay VP Mellon Natural Resources Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement.

In reaching the decision to approve the Management Agreement, the Board considered information furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Management Agreement and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Management Agreement was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and SA ABBR. The Board’s conclusions with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that New York Life Investments provides to the

Portfolio. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Portfolio and managing other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged New York Life Investments’ continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by New York Life Investments. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Management Agreement, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio manager and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to seek to enhance

26	MainStay VP Mellon Natural Resources Portfolio

Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its benchmark index and peer funds over various periods. The Board considered its discussions with representatives from New York Life Investments regarding the Portfolio’s investment performance relative to that of its benchmark index and peer funds. The Board also considered that, at the recommendation of New York Life Investments, the Board approved a change to the Portfolio’s subadvisor effective November 30, 2018.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Management Agreement, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments to seek to enhance investment returns, supported a determination to approve the continuation of the Management Agreement. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Management Agreement and the profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of

Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Management Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive.

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Management Agreement and the Portfolio’s total ordinary operating expenses.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Management Agreement, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Management Agreement, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.

Subadvisory Agreement

The Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and BNY Mellon Asset Management North America Corporation (“BNY Mellon”) with respect to the MainStay VP Mellon Natural Resources Portfolio (“Portfolio”) is subject to review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its September 25-26, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the Subadvisory Agreement for an initial two-year period.

In reaching the decisions to approve the Portfolio’s repositioning (the “Repositioning”) and the Subadvisory Agreement, the Trustees considered information furnished by New York Life Investments and BNY Mellon in connection contract review process that took place in advance of the meeting, which included responses from New York Life Investments and BNY Mellon, as well as other information furnished to the Board throughout the year as deemed relevant to the Trustees. The Board also considered information provided by BNY Mellon in response to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees. In addition, the Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Subadvisory Agreement and investment performance reports on the Portfolio prepared by New York Life Investments’ Investment Consulting Group as well as presentations from New York Life Investments and a presentation from BNY Mellon personnel, including the proposed new portfolio manager. In addition, the Board considered information provided on the fees charged to other investment advisory clients of BNY Mellon that follow investment strategies similar to those proposed for the Portfolio, as repositioned, and the rationale for any differences in the Portfolio’s subadvisory fees and the fees charged to those other investment advisory clients. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present to discuss and consider matters relating to the Repositioning and the Subadvisory Agreement.

28	MainStay VP Mellon Natural Resources Portfolio

In considering the Repositioning and the Subadvisory Agreement, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below, and included, among other factors: (i) the nature, extent, and quality of the services to be provided to the Portfolio by BNY Mellon; (ii) the investment performance of the Portfolio and the historical investment performance of a fund managed or subadvised by BNY Mellon that pursues strategies similar to those of the Portfolio, as repositioned; (iii) the anticipated costs of the services to be provided, and expected profits to be realized, by BNY Mellon, from its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized if the Portfolio grows and the extent to which economies of scale may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s proposed fees, including the subadvisory fees to be paid by New York Life Investments to BNY Mellon, particularly as compared to similar funds and accounts managed or subadvised by BNY Mellon, and management fees compared to third-party “peer funds” identified by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on fees and expenses. Although the Board recognized that the comparisons between the Portfolio’s proposed fees and estimated expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s proposed fees and estimated overall total ordinary operating expenses as compared to these peer funds.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and to approve the Subadvisory Agreement were based on a consideration of all the information provided to the Board in connection with its consideration of the Repositioning and the Subadvisory Agreement, as well as other information provided to the Trustees throughout the year, as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and BNY Mellon. The Board took note of New York Life Investments’ belief that BNY Mellon, with its resources and historical investment performance track record for strategies similar to those of the Portfolio, as repositioned, is well qualified to serve as the Portfolio’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, would have chosen to invest in the Portfolio. A summary of the factors that figured prominently in the Board’s decisions to approve the Repositioning and to approve the Subadvisory Agreement is provided immediately below.

Nature, Extent and Quality of Services to be Provided by BNY Mellon

In considering the Repositioning and the Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio, noting that New York Life Investments has supervisory responsibility for the Portfolio’s subadvisor. The Board examined the nature, extent and quality of the proposed investment advisory services that BNY Mellon would provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to BNY Mellon: (i) experience in providing investment advisory services; (ii) experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Portfolio, as repositioned, and the performance track record of these funds; (iii) experience of investment advisory, senior management and administrative personnel; (iv) overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by BNY Mellon; (v) ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio; (vi) portfolio construction and risk management processes; (vii) experience and qualifications of the Portfolio’s proposed portfolio manager, the number of accounts managed by the portfolio manager and BNY Mellon’s compensation structure for the portfolio manager; and (viii) overall reputation, financial condition and assets under management.

Based on these and other considerations deemed relevant to the Trustees, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Subadvisory Agreement, that the Portfolio is likely to benefit from the nature, extent and quality of investment advisory services to be provided by BNY Mellon as a result of BNY Mellon’s experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of the Repositioning and the Subadvisory Agreement, the Board evaluated investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus, with a greater emphasis generally placed on longer-term performance. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports included, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions.

The Board also considered its ongoing discussions with senior management of New York Life Investments regarding the Portfolio’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning and Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Portfolio’s investment performance and discussions between the Portfolio’s current portfolio management team and the Investment Committee of the Board.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board further considered that shareholders may benefit from BNY Mellon’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio as repositioned was not available.

The Board evaluated the Portfolio’s proposed portfolio management team as well as the Portfolio’s proposed portfolio manager, investment process, strategies and risks. The Board considered the historical performance of an investment portfolio with investment strategies similar to those of the Portfolio, as repositioned, that has been managed by the proposed portfolio manager for the Portfolio. The Board noted that BNY Mellon currently manages portfolios with investment strategies similar to those of the Portfolio, as repositioned. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by BNY Mellon.

Also based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Subadvisory Agreement, that the selection of BNY Mellon as the subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by BNY Mellon

The Board considered the estimated costs of the services to be provided by BNY Mellon under the Subadvisory Agreement and the anticipated profitability of BNY Mellon due to its relationships with the Portfolio and estimated profitability of New York Life Investments, and its affiliates, with respect to the Subadvisory Agreement. Although the Board received certain projected profitability information from BNY Mellon, the Board considered representations from BNY Mellon and New York Life Investments that the subadvisory fee to be paid by New York Life Investments to BNY Mellon for services to be provided to the Portfolio was the result of arm’s-length negotiations.

The Board also considered, among other factors, BNY Mellon’s investments in personnel, systems, equipment and other resources and infrastructure to support and manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that BNY Mellon must be in a position to attract and retain experienced professional personnel to provide services to the Portfolio and to maintain a strong financial position in order for BNY Mellon to provide high-quality services to the Portfolio. The Board considered information from New York Life Investments estimating the impact that the engagement of BNY Mellon would have on the overall profitability of the Portfolio to New York Life Investments and its affiliates.

In considering the anticipated costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by BNY Mellon due to its relationship with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to BNY Mellon from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to BNY Mellon in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board considered information from New York Life Investments concerning other business relationships between BNY Mellon and its affiliates and New York Life Investments and its affiliates.

The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and BNY Mellon that a significant portion of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by BNY Mellon. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments and BNY Mellon will seek to develop and implement an efficient transition strategy and seek to minimize potential indirect costs, such as market impact and costs associated with the Repositioning.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Subadvisory Agreement, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, were not excessive. With respect to BNY Mellon, the Board concluded that any profits realized by BNY Mellon due to its relationship with the Portfolio would be the result of arm’s-length negotiations between New York Life Investments and BNY Mellon and would be based on fees paid to BNY Mellon by New York Life Investments, not the Portfolio.

Subadvisory Fees and Estimated Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Subadvisory Agreement and the Portfolio’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to BNY Mellon would be paid by New York Life Investments, not the Portfolio. The Board also considered the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on the fees and expenses of similar peer funds identified by Strategic Insight and information provided by BNY Mellon concerning the fees charged to other investment advisory clients, including institutional separate accounts and other funds with an investment objective similar to the Portfolio, as repositioned. The Board also considered the Portfolio’s contractual management and subadvisory fee schedules, and noted that New York Life Investments had agreed to reduce the contractual management fee at each existing breakpoint level. The Board observed that New York Life Investments and BNY Mellon had also agreed to lower subadvisory fees as compared to the subadvisory fees paid to the then-current suabdvisor.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s overall fees were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Repositioning, support the conclusion that the estimated total ordinary operating expenses are reasonable.

30	MainStay VP Mellon Natural Resources Portfolio

Extent to Which Economies of Scale May be Realized if the Portfolio Grows

The Board considered whether the Portfolio’s proposed expense structure would permit economies of scale to be shared with the Portfolio’s shareholders. The Board also considered a report previously provided by New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, by initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing the Portfolio’s management and subadvisory fee breakpoint schedules.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Subadvisory Agreement, that the Portfolio’s expense structure would appropriately reflect economies of scale for the benefit of the Portfolio’s shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the Board’s evaluation thereof, the Board as a whole, and the Independent Trustees voting separately, unanimously voted to approve the Repositioning and the Subadvisory Agreement.

31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

32	MainStay VP Mellon Natural Resources Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

33

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

34	MainStay VP Mellon Natural Resources Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay VP Mellon Natural Resources Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

† Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802526	MSVPVEG11-02/19 (NYLIAC) NI533

MainStay VP Janus Henderson Balanced Portfolio

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors. current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	2/17/2012	0.42%	6.37%	8.27%	0.58%
Service Class Shares	2/17/2012	0.17	6.11	8.00	0.83

Benchmark Performance	One Year	Five Years	Since Inception

S&P 500® Index[3]	–4.38%	8.49%	11.61%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	0.01	2.52	2.07
Janus Balanced Composite Index[5]	–2.12	5.94	7.38
Morningstar Allocation—50% to 70% Equity Category Average[6]	–5.79	3.67	5.65

1.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Janus Balanced Composite Index as an additional benchmark. The Janus Balanced Composite Index consists of the S&P 500® Index (55% weighted) and the Bloomberg Barclays U.S. Aggregate Bond Index (45% weighted). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Allocation—50% to 70% Equity Category Average is representative of funds that seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. These funds are dominated by domestic holdings and have equity exposures between 50% and 70%. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Henderson Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$973.70	$2.89	$1,022.28	$2.96	0.58%

Service Class Shares	$1,000.00	$972.50	$4.13	$1,021.02	$4.23	0.83%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Janus Henderson Balanced Portfolio

Portfolio Composition as of December 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of December 31, 2018 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 2.25%–3.125%, due 9/30/20–11/15/28

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–6.00%, due 2/1/37–2/1/57

3.	United States Treasury Bonds, 2.25%–3.375%, due 8/15/46–11/15/48

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 3.00%–6.00%, due 5/1/38–12/1/48

5.	Microsoft Corp.
6.	Mastercard, Inc.

7.	Alphabet, Inc., Class C

8.	Boeing Co.

9.	McDonald’s Corp.

10.	U.S. Bancorp

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jeremiah Buckley, CFA, E. Marc Pinto, CFA, Mayur Saigal and Darrell Watters of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.

How did MainStay VP Janus Henderson Balanced Portfolio perform relative to its benchmarks and peers for the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP Janus Henderson Balanced Portfolio returned 0.42% for Initial Class shares and 0.17% for Service Class shares. Over the same period, both share classes outperformed the –4.38% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark and the 0.01% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is a secondary benchmark of the Portfolio. For the same period, both share classes outperformed the –2.12% return of the Janus Balanced Composite Index,1 which is an additional benchmark of the Portfolio, and the –5.79% return of the Morningstar Allocation—50% to 70% Equity Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

During the reporting period, the Portfolio, which invests in both stocks and bonds, outperformed the S&P 500® Index, which is made up entirely of large-cap stocks. This was not surprising, because equities underperformed fixed-income securities during the reporting period.

The Portfolio’s outperformance relative to the Janus Balanced Composite Index, on the other hand, was noteworthy because this blended benchmark consists of the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%), and during the reporting period, the Portfolio held an overweight position relative to this benchmark in equities. For the first three quarters of the reporting period, more than 60% of the Portfolio was invested in stocks. In the second half of the reporting period, we consciously decreased the Portfolio’s equity weighting to approximately 56% as of December 31, 2018. While we are still seeking to identify and take advantage of equity opportunities, we have adjusted the Portfolio to be in line with a more neutral-to-cautious outlook on the equity markets. The Portfolio’s allocation at the end of the reporting period reflected our view that the return/risk trade-off in equities was nearly neutral relative to that of fixed-income securities. The equity allocation remains dynamic based on market conditions and the investment opportunities we may identify across asset classes.

The equity portion of the Portfolio outperformed its benchmark, the S&P 500® Index. Stock selection in information technology drove relative outperformance in the equity portion of the Portfolio. Stock selection in industrials, financials and health care was also strong. Stock selection in the consumer discre-

tionary and real estate sectors detracted from the relative performance of the equity portion of the Portfolio. In terms of sector allocation, minimal exposure to the energy sector proved beneficial, given the sector’s poor performance for the year. An underweight position in the health care sector and an overweight position in industrials weighed on the relative performance of the equity portion of the Portfolio. In the equity portion of the Portfolio, a zero weight in the relatively strong-performing utilities sector also detracted from relative performance.

The Portfolio’s fixed-income sleeve underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. During the reporting period, the Portfolio held an out-of-index allocation to high-yield corporate credit. As spreads3 widened dramatically in this asset class, it became the primary driver of underperformance in the fixed-income portion of the Portfolio. We seek higher-quality high-yield securities from issuers with consistent free-cash-flow generation potential and management teams committed to paying down debt. Even those securities, however, were challenged late in the reporting period. Although we increased the allocation to U.S. Treasury securities by the end of the reporting period, having an underweight position in U.S. Treasury securities weighed on relative performance in light of rallying yields during the fourth quarter of 2018. Our allocation to mortgage-backed securities contributed to the relative performance of the fixed-income portion of the Portfolio as the asset class was one of the strongest-performing fixed-income segments, particularly given its strong liquidity profile. (Contributions take weightings and total returns into account.) Our decision to reduce investment-grade corporate credit throughout the reporting period also proved beneficial, given the overall spread widening in the asset class.

During the reporting period, which sectors were the strongest positive contributors to relative performance in the equity portion of Portfolio and which sectors were particularly weak?

In the equity portion of the Portfolio, strong stock selection made information technology, industrials and financials the strongest-contributing sectors relative to the S&P 500® Index.

Stock selection made consumer discretionary and real estate the weakest contributing sectors to the relative performance of the equity portion of the Portfolio. Since the equity portion of the Portfolio had no exposure to the relatively strong-performing utilities sector, this positioning also detracted from the relative performance of the equity portion of the Portfolio. The materials sector also detracted from relative performance, largely because of stock selection.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Allocation—50% to 70% Equity Category Average.
3.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

8	MainStay VP Janus Henderson Balanced Portfolio

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

In the equity portion of the Portfolio, multinational technology company Microsoft was the strongest positive contributor to absolute performance. The company’s fundamentals remained strong, and in our view, its consistent revenue growth was commendable for a company of its size. Microsoft continued to benefit from the secular shift to software as a service, as evidenced by robust demand for the company’s Azure cloud platform and the subscription-based Office 365 suite. Microsoft again raised its dividend during the reporting period, and we admired the consistency with which the company has returned capital to shareholders.

Financial services company Mastercard was also a strong positive contributor to absolute performance in the equity portion of the Portfolio. We believe that payments companies such as Mastercard continue to benefit as consumers and businesses switch from cash and checks to plastic and electronic payments. In our view, Mastercard is particularly well positioned to benefit from this shift because a majority of its revenues are generated outside the United States, where many markets have a lower penetration of cards and electronic payments and are experiencing significantly faster electronic-purchase volume growth.

Computer software company Adobe Systems was another strong positive contributor to the absolute performance of the equity portion of the Portfolio. Adobe has benefited from secular shifts toward software as a service and digital media. Revenue growth driven by Adobe’s subscription-based services helped propel the stock higher during the reporting period. We continue to see upside for the stock should the subscription-based model increase Adobe’s total assessable digital-media market and should more advertisers rely on its software to create digital content.

In the equity portion of the Portfolio, tobacco company Altria was the weakest contributor to absolute performance during the reporting period, and its stock generated negative returns. Cigarette sales volumes have been down toward the low end of their historic range, which made investors nervous. During the reporting period, Altria took a stake in e-cigarette company Juul. While the acquisition was costly, we do not believe it overly hampers Altria’s balance sheet, and we anticipate that it could ultimately add to earnings. In our view, the deal could also allow Altria to connect with the best technology in the vaporizing industry.

Consumer financial services company Synchrony Financial was also a weak contributor during the reporting period, and its stock generated negative returns. The stock was challenged by news that the company’s long-standing relationship with Walmart would not be renewed. We continue to favor the company, however, for its private-label credit card business, where it has an estimated 40% market share. In our view, this business line remains quite stable given the preponderance of long-term contracts with clients.

Chemical producer LyondellBasell was another weak contributor and also generated negative returns. An increase in competitor supply during the reporting period led to rising input costs for ethylene—one of LyondellBasell’s primary products—which generated concern over the company’s profit margins. Also, given that ethylene prices are generally tied to oil prices, the stock tends to trade in line with the energy sector, which struggled during the reporting period. We believe these are short-term headwinds and that going forward, the global supply/demand dynamics for ethylene should balance out. We also appreciate the growing dividend and the company’s stock repurchase program.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio initiated a position in semiconductor designer and manufacturer Texas Instruments during the reporting period. Throughout 2018, the equity portion of the Portfolio held an underweight position in semiconductors, which proved beneficial as technology stocks sold off later in the year. Market volatility and investor concern over the outlook for global auto sales, however, brought the stock under pressure, and we utilized that opportunity to add exposure. We like the company for the strength of its balance sheet, its diversified end markets and the general stability of its business relative to its peers.

During the reporting period, the equity portion of the Portfolio also added to an existing position in managed health care company UnitedHealth Group, using proceeds from the sale of Aetna shares. We believe that UnitedHealth Group has solid fundamentals, as the company continues to successfully build out Optum, UnitedHealth’s pharmacy benefit manager; use capital wisely; and benefit from growth in Medicare Advantage, the U.S. health insurance program for seniors. We also believe that the environment for managed care companies is favorable, as cost-shifting to consumers continues to moderate health care inflation.

During the reporting period, the equity portion of the Portfolio sold its position in health care company Aetna after it was acquired by CVS Health in November 2018.

The equity portion of the Portfolio also sold its position in travel-fare-aggregator website Booking.com. We were concerned that Booking.com was nearing saturation in its market, especially in

9

Europe where the website is more heavily relied upon for travel reservations. The sale reflected our belief that there are lower-risk ways to address the growth-in-travel theme.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

During the reporting period, the equity portion of the Portfolio increased its exposure to the health care and energy sectors. Over the same period, the equity portion of the Portfolio decreased its exposure to the consumer discretionary and real estate sectors.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, the most substantially overweight sector relative to the S&P 500® Index in the equity portion of the Portfolio was consumer staples, followed by industrials. As of the same date, the most substantially underweight sector relative to the Index in the equity portion of the Portfolio was health care, followed by communication services. As of December 31, 2018, the equity portion of the Portfolio did not hold any utilities stocks.

What was the duration4 strategy of the fixed-income portion of the Portfolio during the reporting period?

While the fixed-income portion of the Portfolio was underweight duration for the majority of the reporting period, we increased duration during the fourth quarter to end December at 6.15 years, or 106% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. In our effort to achieve a more defensive posture, we increased our allocation to U.S. Treasury securities to roughly 36% of the fixed-income portion of the Portfolio and extended duration relative to the Index. Duration contribution from U.S. Treasury securities at the end of the reporting period was overweight relative to the Bloomberg Barclays U.S. Aggregate Bond Index given the longer-dated bias of the fixed-income portion of the Portfolio. Duration contribution from corporate credit was underweight relative to the Bloomberg Barclays U.S. Aggregate Bond Index as of December 31, 2018, given our bias toward shorter-dated securities.

Overall, the duration positioning of the fixed-income portion of the Portfolio detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period, largely because of our yield-curve5 positioning in U.S. Treasury securities.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

Tightening financial conditions, diminished liquidity and credit-rating downgrades of a few large investment-grade complexes helped confirm our view that we are progressing through the later stages of the credit cycle. Given our late-cycle concerns and our belief that the macroeconomic picture is darkening, we sought to lower risk exposure in the fixed-income portion of the Portfolio. While we found liquidity to be challenged at times (particularly late in the reporting period) and the prospects for reaching our target positioning difficult, we did reduce the corporate bond allocation in the fixed-income portion of the Portfolio by 17 percentage points, to around 25% of the fixed-income portion of the Portfolio at the end of the reporting period. As the market repriced expectations for moves by the Federal Reserve, we also reevaluated the floating-rate exposure in the fixed-income portion of the Portfolio and lowered the allocation to bank loans in the fixed-income sleeve. During the reporting period, we added more than 16 percentage points to the U.S. Treasury allocation in the fixed-income portion of the Portfolio.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

Relative to the Bloomberg Barclays U.S. Aggregate Bond Index, the fixed-income portion of the Portfolio maintained an out-of-index allocation to high-yield corporate credit. This position proved to be the primary driver of underperformance relative to the fixed-income benchmark as spreads widened dramatically among high-yield credits. The fixed-income portion of the Portfolio seeks to invest in higher-quality high-yield securities issued by companies with consistent free-cash-flow generation potential and management teams committed to paying down debt. Even these securities, however, were challenged late in the reporting period. The allocation to mortgage-backed securities in the fixed-income portion of the Portfolio contributed positively to performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index, as the asset class was one of the strongest-performing fixed-income segments in light of its limited credit risk and strong liquidity profile. The fixed-income portion of the Portfolio reduced its position in investment-grade corporate credit throughout 2018, which also proved beneficial, given the overall spread widening in the asset class.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

10	MainStay VP Janus Henderson Balanced Portfolio

At the credit industry level in the fixed-income portion of the Portfolio, holdings in pharmaceuticals and health care were among the most substantial positive contributors to performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index. The sectors performed relatively well given their minimal exposure to trade disputes and slowing global growth. Overweight allocations to midstream energy and metals & mining detracted from the relative performance of the fixed-income portion of the Portfolio. The former was hampered by intraperiod volatility in oil prices, including a severe sell-off near the end of the reporting period. U.S.-China trade relations and emerging weakness in the Chinese economy also generated concerns for commodities-related sectors of the corporate bond market.

Our positioning in Anheuser-Busch was among the leading contributors to relative performance in the fixed-income portion of the Portfolio. We exited the position early in the year, as we grew uncomfortable with the return potential of the company’s recent merger and acquisition activity and had growing concerns about the issuer’s intent to increase leverage to compensate its shareholders. The fixed-income portion of the Portfolio exited its position in Anheuser-Busch well ahead of the dramatic spread widening that followed Moody’s downgrade of the company’s credit rating in the fourth quarter.

Freeport-McMoRan was the most substantial detractor among corporate credits in the fixed-income portion of the Portfolio. A drawn-out dispute surrounding the ownership structure of Freeport’s Grasberg mine in Indonesia weighed on the copper miner earlier in the reporting period. Later, balance sheet improvement progress was overshadowed by fears of a slowdown in China coupled with trade-war uncertainty, given that China consumes a significant portion of the world’s copper. We appreciate the value of Freeport’s assets, and ultimately expect the miner to benefit from limited supply and growing demand for copper—an essential component of electric vehicles—as the electrification of vehicles accelerates.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

The fixed-income portion of the Portfolio established a position in Campbell Soup Company during the reporting period. Our fundamental research led us to believe that the company is committed to reducing leverage and that it will pursue asset sales in the near future to do so. Campbell Soup is also actively exploring tendering for shorter-dated debt. We appreciate management’s commitment to maintaining an investment-grade rating, the company’s operational improvement initiatives and the progress the company has made in stabilizing core business lines.

To reduce risk in the fixed-income portion of the Portfolio, we trimmed longer-dated corporate credit exposure, including a position in McDonald’s. We also reduced banking exposure during the reporting period, including positions in Goldman Sachs and Wells Fargo. We believed that valuations had already accounted for the banking industry’s healthy balance sheets and improved capital ratios, and we were mindful of a lack of improvement in net interest margins, despite rising interest rates earlier in 2018. We also had some concerns about Wells Fargo’s overall corporate business practices across many segments, including mortgage lending, automotive and wealth management.

During the reporting period, how did industry weightings change in the fixed-income portion of the Portfolio?

On a credit industry basis, the fixed-income portion of the Portfolio increased exposure to our highest-conviction positions in metals & mining and independent energy during the reporting period. Over the same period, the fixed-income portion of the Portfolio decreased its exposure to technology and banking. We believed that valuations had already accounted for the banking industry’s healthy balance sheets and improved capital ratios, and we were mindful of a lack of improvement in net interest margins, despite rising rates earlier in 2018.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, the fixed-income portion of the Portfolio held underweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in U.S. mortgage-backed securities, government-related securities and U.S. Treasury securities. As of the same date, the fixed-income portion of the Portfolio held an overweight position in asset-backed securities and modestly overweight positions in corporate credit and commercial mortgage-backed securities. At the end of the reporting period, the fixed-income portion of the Portfolio also maintained an out-of-index position in bank loans, and it held a modest position in cash or cash equivalents.

On a credit industry basis, the fixed-income portion of the Portfolio held overweight positions in midstream energy; metals & mining; and brokerage, asset managers and exchanges as of December 31, 2018. As of the same date, the fixed-income portion of the Portfolio held underweight positions in banking and pharmaceuticals. The fixed-income portion of the Portfolio ended the reporting period without any holdings in retailers or integrated energy.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

11

Portfolio of Investments December 31, 2018

	Principal Amount	Value
Long-Term Bonds 43.3%† Asset-Backed Securities 2.6%
Automobile Asset-Backed Securities 0.7%
AmeriCredit Automobile Receivables Trust Series 2016-1, Class D 3.59%, due 2/8/22	$657,000	$660,100
Credit Acceptance Auto Loan (a)
Series 2018-2A, Class B 3.94%, due 7/15/27	387,000	390,810
Series 2018-2A, Class C 4.16%, due 9/15/27	250,000	253,661
Drive Auto Receivables Trust
Series 2017-1, Class D 3.84%, due 3/15/23	94,000	94,337
Series 2017-AA, Class D 4.16%, due 5/15/24 (a)	535,000	541,027
Series 2017-1, Class E 5.17%, due 9/16/24	1,590,000	1,629,721
Series 2017-2, Class E 5.27%, due 11/15/24	1,400,000	1,436,907
Exeter Automobile Receivables Trust 2018-2A, Class C 3.69%, due 3/15/23 (a)	425,000	426,485
OneMain Direct Auto Receivables Trust (a)
Series 2018-1A, Class C 3.85%, due 10/14/25	181,000	183,756
Series 2018-1A, Class D 4.40%, due 1/14/28	180,000	183,758
Santander Drive Auto Receivables Trust Series 2016-3, Class E 4.29%, due 2/15/24	1,868,000	1,890,400
Westlake Automobile Receivable Trust Series 2018-1A, Class D 3.41%, due 5/15/23 (a)	68,000	67,516

		7,758,478

Other Asset-Backed Securities 1.9%
Applebee’s Funding LLC / IHOP Funding LLC Series 2014-1, Class A2 4.277%, due 9/5/44 (a)	3,040,513	3,033,429
Atrium IX Series 2009-A, Class AR 3.551% (3 Month LIBOR + 1.24%), due 5/28/30 (a)(b)	641,400	637,028
Bean Creek CLO, Ltd. 2015-1A, Class AR 3.367% (3 Month LIBOR + 1.02%), due 4/20/31 (a)(b)	912,000	889,520
Carlyle Global Market Strategies (a)(b)
Series 2018-1A, Class A1 3.264% (3 Month LIBOR + 1.02%), due 4/20/31	774,000	756,840

	Principal Amount	Value
Other Asset-Backed Securities (continued)
Carlyle Global Market Strategies (continued)
Series 2014-2RA, Class A1 3.363% (3 Month LIBOR + 1.05%), due 5/15/31	$685,077	$670,837
Series 2016-1A, Class A2R 3.797% (3 Month LIBOR + 1.45%), due 4/20/27	615,000	605,861
Series 2016-2A, Class A2R 3.938% (3 Month LIBOR + 1.50%), due 7/15/27	565,000	556,471
CIFC Funding, Ltd. (a)(b)
Series 2018-1A, Class A 3.23% (3 Month LIBOR + 1.00%), due 4/18/31	611,000	595,265
Series 2018-2A, Class A1 3.284% (3 Month LIBOR + 1.04%), due 4/20/31	1,063,000	1,037,747
Series 2013-4A, Class A1 3.30% (3 Month LIBOR + 1.06%), due 4/27/31	538,177	526,021
Dryden Senior Loan Fund (a)(b)
Series 2018-64A, Class A 3.25% (3 Month LIBOR + 0.97%), due 4/18/31	1,187,000	1,157,700
Series 2018-55A, Class A1 3.266% (3 Month LIBOR + 1.02%), due 4/15/31	513,000	501,875
Series 2015-41A, Class AR 3.309% (3 Month LIBOR + 0.97%), due 4/15/31	848,000	827,065
Flatiron CLO, Ltd. Series 2018-1A, Class A 3.417% (3 Month LIBOR + 0.95%), due 4/17/31 (a)(b)	666,000	647,370
LCM, Ltd. Partnership (a)(b)
Series 2018-A, Class A1R 3.367% (3 Month LIBOR + 1.02%), due 4/20/31	750,000	733,811
Series 2014-A, Class AR 3.439% (3 Month LIBOR + 1.04%), due 7/20/31	378,939	370,783
Magnetite CLO, Ltd. (a)(b)
Series 2014-8A, Class AR2 3.319% (3 Month LIBOR + 0.98%), due 4/15/31	642,000	632,385
Series 2015-15A, Class AR 3.345% (3 Month LIBOR + 1.01%), due 7/25/31	885,425	864,568
Octagon Investments Partners Series 2018-1A, Class A1 3.309% (3 Month LIBOR + 0.97%), due 4/15/31 (a)(b)	626,000	609,171

12	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Octagon Loan Funding, Ltd. Series 2014-1A, Class ARR 3.82% (3 Month LIBOR + 1.18%), due 11/18/31 (a)(b)	$1,315,000	$1,299,342
Sound Point CLO, Ltd. 2013-3RA, Class A 3.49% (3 Month LIBOR + 1.15%), due 4/18/31 (a)(b)	863,000	851,675
Towd Point Mortgage Trust (a)(c)
Series 2018-4, Class A1 3.00%, due 6/25/58	639,522	621,756
Series 2015-3, Class A1A 3.50%, due 3/25/54	31,805	31,641
Series 2018-3, Class A1 3.75%, due 5/25/58	382,109	381,869
Voya CLO, Ltd. (a)(b)
Series 2018-1A, Class A1 3.293% (3 Month LIBOR + 0.95%), due 4/19/31	873,000	859,569
Series 2018-2A, Class A1 3.374% (3 Month LIBOR + 1.00%), due 7/15/31	1,012,998	986,550
Series 2015-2A, Class BR 3.847% (3 Month LIBOR + 1.50%), due 7/23/27	250,000	245,798

		20,931,947

Total Asset-Backed Securities (Cost $28,997,137)		28,690,425

Corporate Bonds 11.1%
Aerospace & Defense 0.1%
Northrop Grumman Corp. 2.55%, due 10/15/22	1,125,000	1,088,609
United Technologies Corp. 3.95%, due 8/16/25	524,000	519,942

		1,608,551

Auto Manufacturers 0.3%
Ford Motor Co. 4.346%, due 12/8/26	735,000	654,742
Ford Motor Credit Co. LLC
3.815%, due 11/2/27	983,000	829,367
4.389%, due 1/8/26	200,000	180,301
4.687%, due 6/9/25	922,000	855,098
General Motors Co. 5.00%, due 10/1/28	949,000	899,206
General Motors Financial Co., Inc. 4.35%, due 1/17/27	437,000	402,231

		3,820,945

	Principal Amount	Value
Banks 1.4%
Bank of America Corp. 2.503%, due 10/21/22	$3,303,000	$3,180,224
Citibank N.A. 2.861% (3 Month LIBOR + 0.32%), due 5/1/20 (b)	3,299,000	3,287,591
Citizens Financial Group, Inc.
3.75%, due 7/1/24	264,000	257,038
4.30%, due 12/3/25	1,030,000	1,016,502
4.35%, due 8/1/25	203,000	199,323
First Republic Bank 4.625%, due 2/13/47	594,000	572,092
Goldman Sachs Capital I 6.345%, due 2/15/34	1,744,000	1,946,450
JPMorgan Chase & Co. 2.295%, due 8/15/21	1,103,000	1,076,134
JPMorgan Chase Bank, N.A.
2.848% (3 Month LIBOR + 0.34%), due 4/26/21 (b)	1,306,000	1,293,887
3.086%, due 4/26/21 (d)	1,108,000	1,103,521
Morgan Stanley 3.95%, due 4/23/27	686,000	646,757
SVB Financial Group 5.375%, due 9/15/20	860,000	887,126

		15,466,645

Building Materials 0.1%
Masonite International Corp. 5.625%, due 3/15/23 (a)	271,000	262,870
Owens Corning 4.20%, due 12/1/24	363,000	360,113
Vulcan Materials Co. 4.50%, due 4/1/25	69,000	68,543

		691,526

Chemicals 0.2%
CF Industries, Inc.
4.50%, due 12/1/26 (a)	472,000	461,293
5.375%, due 3/15/44	526,000	426,060
Syngenta Finance N.V. (a)
3.698%, due 4/24/20	438,000	434,826
3.933%, due 4/23/21	419,000	413,275
4.441%, due 4/24/23	200,000	192,745
4.892%, due 4/24/25	200,000	189,110

		2,117,309

Commercial Services 0.6%
IHS Markit, Ltd. (a)
4.75%, due 2/15/25	924,000	908,985
5.00%, due 11/1/22	119,000	120,190
Total System Services, Inc.
3.80%, due 4/1/21	521,000	520,896
4.80%, due 4/1/26	902,000	909,018

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
UBM PLC 5.75%, due 11/3/20 (a)	$1,145,000	$1,172,625
Verisk Analytics, Inc.
4.125%, due 9/12/22	557,000	564,241
4.875%, due 1/15/19	647,000	647,225
5.50%, due 6/15/45	621,000	628,605
5.80%, due 5/1/21	1,527,000	1,605,265

		7,077,050

Computers 0.2%
Dell International LLC / EMC Corp. 6.02%, due 6/15/26 (a)	2,280,000	2,290,310

Diversified Financial Services 0.6%
CBOE Global Markets, Inc. 3.65%, due 1/12/27	1,030,000	1,002,470
Charles Schwab Corp.
2.966% (3 Month LIBOR + 0.32%), due 5/21/21 (b)	688,000	685,126
3.25%, due 5/21/21	362,000	363,767
E*TRADE Financial Corp.
2.95%, due 8/24/22	1,077,000	1,044,856
3.80%, due 8/24/27	1,203,000	1,135,746
4.50%, due 6/20/28	444,000	437,531
Raymond James Financial, Inc.
3.625%, due 9/15/26	491,000	462,708
4.95%, due 7/15/46	985,000	946,341
5.625%, due 4/1/24	866,000	936,484

		7,015,029

Electric 0.3%
Duke Energy Corp.
1.80%, due 9/1/21	303,000	290,018
2.40%, due 8/15/22	472,000	453,465
NRG Energy, Inc. 7.25%, due 5/15/26	1,111,000	1,152,662
PPL WEM, Ltd. / Western Power Distribution, Ltd. 5.375%, due 5/1/21 (a)	756,000	780,620
Southern Co. 2.95%, due 7/1/23	579,000	559,138

		3,235,903

Electronics 0.4%
Trimble, Inc.
4.75%, due 12/1/24	1,896,000	1,911,675
4.90%, due 6/15/28	2,402,000	2,365,068

		4,276,743

	Principal Amount	Value
Food 0.3%
Campbell Soup Co.
3.95%, due 3/15/25	$594,000	$569,082
4.15%, due 3/15/28	896,000	834,168
4.80%, due 3/15/48	2,080,000	1,783,792
Sysco Corp. 2.50%, due 7/15/21	203,000	198,895

		3,385,937

Forest Products & Paper 0.2%
Georgia-Pacific LLC (a)
3.163%, due 11/15/21	1,387,000	1,374,469
3.60%, due 3/1/25	742,000	740,260

		2,114,729

Gas 0.1%
Sempra Energy 2.936% (3 Month LIBOR + 0.50%), due 1/15/21 (b)	837,000	822,943

Health Care—Products 0.0%‡
Becton Dickinson & Co. 2.894%, due 6/6/22	543,000	525,906

Health Care—Services 0.6%
Aetna, Inc. 2.80%, due 6/15/23	411,000	390,864
Centene Corp.
4.75%, due 5/15/22	64,000	63,200
4.75%, due 1/15/25	698,000	666,590
5.375%, due 6/1/26 (a)	1,748,000	1,699,930
6.125%, due 2/15/24	697,000	713,554
Cigna Corp. (a)
3.40%, due 9/17/21	186,000	185,577
3.75%, due 7/15/23	758,000	755,476
4.375%, due 10/15/28	370,000	372,065
HCA, Inc. 5.625%, due 9/1/28	910,000	878,150
WellCare Health Plans, Inc.
5.25%, due 4/1/25	541,000	520,712
5.375%, due 8/15/26 (a)	809,000	780,685

		7,026,803

Home Builders 0.1%
D.R. Horton, Inc. 3.75%, due 3/1/19	601,000	600,951
MDC Holdings, Inc. 5.50%, due 1/15/24	708,000	679,680
Toll Brothers Finance Corp.
4.375%, due 4/15/23	166,000	155,625
5.875%, due 2/15/22	270,000	271,350

		1,707,606

14	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Iron & Steel 0.1%
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	$719,000	$727,119
Steel Dynamics, Inc. 4.125%, due 9/15/25	781,000	717,544

		1,444,663

Lodging 0.2%
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.625%, due 4/1/25	97,000	91,908
MGM Resorts International
6.00%, due 3/15/23	91,000	91,455
6.625%, due 12/15/21	507,000	519,675
6.75%, due 10/1/20	1,246,000	1,280,265
7.75%, due 3/15/22	182,000	193,602
Wyndham Destinations, Inc.
5.40%, due 4/1/24	448,000	426,720
6.35%, due 10/1/25	131,000	127,070

		2,730,695

Media 0.6%
Comcast Corp.
3.15%, due 3/1/26	584,000	558,780
4.15%, due 10/15/28	475,000	482,330
4.25%, due 10/15/30	749,000	757,469
4.60%, due 10/15/38	609,000	614,955
4.95%, due 10/15/58	627,000	637,440
Unitymedia GmbH 6.125%, due 1/15/25 (a)	1,322,000	1,328,478
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.00%, due 1/15/25 (a)	691,000	675,107
Viacom, Inc. 5.85%, due 9/1/43	1,163,000	1,140,694
Warner Media LLC 3.60%, due 7/15/25	687,000	650,673

		6,845,926

Mining 0.5%
Anglo American Capital PLC 4.125%, due 9/27/22 (a)	216,000	212,142
Freeport-McMoRan, Inc.
3.10%, due 3/15/20	300,000	293,250
3.55%, due 3/1/22	1,225,000	1,159,156
3.875%, due 3/15/23	1,347,000	1,245,975
4.55%, due 11/14/24	1,112,000	1,025,820
5.45%, due 3/15/43	1,088,000	828,240
Teck Resources, Ltd. 8.50%, due 6/1/24 (a)	841,000	900,921

		5,665,504

	Principal Amount	Value
Oil & Gas 0.3%
Continental Resources, Inc.
4.50%, due 4/15/23	$1,219,000	$1,199,712
5.00%, due 9/15/22	1,468,000	1,457,584
Motiva Enterprises LLC 5.75%, due 1/15/20 (a)	205,000	208,593

		2,865,889

Packaging & Containers 0.1%
Ball Corp. 4.375%, due 12/15/20	641,000	643,404

Pharmaceuticals 0.2%
Elanco Animal Health, Inc. (a)
3.912%, due 8/27/21	177,000	178,101
4.272%, due 8/28/23	450,000	449,619
4.90%, due 8/28/28	420,000	427,382
Teva Pharmaceutical Finance Co. B.V. 2.95%, due 12/18/22	105,000	92,858
Teva Pharmaceutical Finance Netherlands III B.V.
2.80%, due 7/21/23	605,000	521,054
6.00%, due 4/15/24	888,000	855,333

		2,524,347

Pipelines 1.3%
Cheniere Corpus Christi Holdings LLC 5.125%, due 6/30/27	816,000	770,345
Cheniere Energy Partners, L.P. 5.625%, due 10/1/26 (a)	1,202,000	1,123,870
Enbridge Energy Partners, L.P. 5.875%, due 10/15/25	307,000	332,615
Energy Transfer Operating, L.P.
4.95%, due 6/15/28	384,000	375,711
6.00%, due 6/15/48	1,385,000	1,348,730
6.125%, due 12/15/45	307,000	300,245
Energy Transfer, L.P.
4.25%, due 3/15/23	600,000	577,500
5.50%, due 6/1/27	401,000	390,975
5.875%, due 1/15/24	541,000	550,467
EnLink Midstream Partners, L.P.
4.15%, due 6/1/25	1,119,000	1,008,820
4.85%, due 7/15/26	1,439,000	1,297,643
EQM Midstream Partners, L.P.
4.00%, due 8/1/24	328,000	313,826
4.75%, due 7/15/23	96,000	95,794
5.50%, due 7/15/28	1,404,000	1,375,077
Kinder Morgan Energy Partners, L.P. 5.00%, due 10/1/21	456,000	468,912
Kinder Morgan, Inc.
4.30%, due 3/1/28	95,000	92,980
5.20%, due 3/1/48	178,000	169,921
5.55%, due 6/1/45	268,000	265,419

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Kinder Morgan, Inc. (continued)
6.50%, due 9/15/20	$59,000	$61,806
NGPL PipeCo LLC (a)
4.375%, due 8/15/22	991,000	963,747
4.875%, due 8/15/27	296,000	278,980
Nustar Logistics, L.P. 5.625%, due 4/28/27	571,000	532,458
Plains All American Pipeline, L.P. / PAA Finance Corp.
4.50%, due 12/15/26	381,000	366,979
4.65%, due 10/15/25	1,312,000	1,290,276

		14,353,096

Real Estate 0.2%
Jones Lang LaSalle, Inc. 4.40%, due 11/15/22	903,000	912,156
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	1,162,000	1,086,470

		1,998,626

Real Estate Investment Trusts 0.5%
Alexandria Real Estate Equities, Inc.
2.75%, due 1/15/20	787,000	780,850
4.60%, due 4/1/22	1,183,000	1,217,839
Crown Castle International Corp.
3.20%, due 9/1/24	721,000	684,016
5.25%, due 1/15/23	637,000	661,476
Reckson Operating Partnership, L.P. 7.75%, due 3/15/20	1,335,000	1,396,945
Senior Housing Properties Trust
6.75%, due 4/15/20	286,000	290,299
6.75%, due 12/15/21	314,000	329,023

		5,360,448

Retail 0.3%
CVS Health Corp.
4.10%, due 3/25/25	1,369,000	1,355,340
4.30%, due 3/25/28	722,000	705,834
4.75%, due 12/1/22	388,000	400,326
5.05%, due 3/25/48	672,000	653,594

		3,115,094

Road & Rail 0.1%
Wabtec Corp.
4.15%, due 3/15/24	308,000	297,635
4.70%, due 9/15/28	612,000	573,969

		871,604

Semiconductors 0.2%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.125%, due 1/15/25	911,000	822,415

	Principal Amount	Value
Semiconductors (continued)
Marvell Technology Group, Ltd.
4.20%, due 6/22/23	$440,000	$438,726
4.875%, due 6/22/28	499,000	486,177

		1,747,318

Shipbuilding 0.2%
Huntington Ingalls Industries, Inc. 5.00%, due 11/15/25 (a)	1,782,000	1,810,423

Telecommunications 0.8%
AT&T, Inc.
4.50%, due 3/9/48	792,000	677,720
4.75%, due 5/15/46	818,000	726,297
5.15%, due 11/15/46	684,000	635,631
5.25%, due 3/1/37	296,000	290,739
BellSouth LLC 4.333%, due 4/26/21 (a)	2,327,000	2,334,307
T-Mobile USA, Inc. 6.375%, due 3/1/25	1,472,000	1,486,720
Verizon Communications, Inc.
2.625%, due 8/15/26	1,418,000	1,285,603
4.329%, due 9/21/28	1,383,000	1,388,684

		8,825,701

Utilities 0.0%‡
NextEra Energy Operating Partners, L.P. 4.25%, due 9/15/24 (a)	143,000	132,275

Total Corporate Bonds (Cost $127,652,987)		124,118,948

Loan Assignments 1.2% (b)
Broadcasting & Entertainment 0.1%
NRG Energy, Inc. 2016 Term Loan B 4.272% (1 Month LIBOR + 1.75%), due 6/30/23	1,139,452	1,093,874
Quintiles IMS, Inc. 2017 Term Loan B 4.803% (3 Month LIBOR + 2.00%), due 3/7/24	305,275	295,099

		1,388,973

Chemicals 0.1%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan 4.553% (3 Month LIBOR + 1.75%), due 6/1/24	1,545,980	1,453,221

Communications Equipment 0.1%
CommScope, Inc. Term Loan B5 4.522% (1 Month LIBOR + 2.00%), due 12/29/22	231,821	217,912

16	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Communications Equipment (continued)
Zayo Group LLC
2017 Term Loan B1 4.522% (1 Month LIBOR + 2.00%), due 1/19/21	$78,600	$76,399
2017 Incremental Term Loan 4.772% (1 Month LIBOR + 2.25%), due 1/19/24	585,122	559,767

		854,078

Containers, Packaging & Glass 0.1%
Reynolds Group Holdings, Inc. 2017 Term Loan 5.272% (1 Month LIBOR + 2.75%), due 2/5/23	655,368	623,583

Distribution & Wholesale 0.1%
HD Supply, Inc. Term Loan B5 TBD, due 10/17/23	612,000	585,990

Food Services 0.0%‡
Aramark Services, Inc. 2018 Term Loan B2 4.272% (1 Month LIBOR + 1.75%), due 3/28/24	519,523	503,071

Health Care—Services 0.1%
Gentiva Health Services, Inc. 2018 1st Lien Term Loan 6.313% (1 Month LIBOR + 3.75%), due 7/2/25	1,926,325	1,868,535

Lodging 0.2%
Golden Nugget, Inc. 2017 Incremental Term Loan 5.237% (3 Month LIBOR + 2.75%), due 10/4/23	764,667	727,580
Hilton Worldwide Finance LLC Term Loan B2 4.256% (1 Month LIBOR + 1.75%), due 10/25/23	1,791,996	1,720,316

		2,447,896

Media 0.1%
Mission Broadcasting, Inc. 2018 Term Loan B3 TBD, due 1/17/24	87,545	82,584
Nexstar Broadcasting, Inc. 2018 Term Loan B3 TBD, due 1/17/24	547,265	516,253

		598,837

	Principal Amount	Value
Pharmaceuticals 0.0%‡
Valeant Pharmaceuticals International, Inc. 2018 Term Loan B 5.379% (1 Month LIBOR + 3.00%), due 6/2/25	$50,050	$47,798

Retail 0.1%
KFC Holding Co. 2018 Term Loan B 4.22% (1 Month LIBOR + 1.75%), due 4/3/25	1,670,145	1,622,546

Utilities 0.2%
TEX Operations Co. LLC Exit Term Loan B 4.522% (1 Month LIBOR + 2.00%), due 8/4/23	1,981,412	1,899,184

Total Loan Assignments (Cost $14,497,494)		13,893,712

Mortgage-Backed Securities 2.6%
Agency Collateral (Collateralized Mortgage Obligation) 0.1%
Fannie Mae (Collateralized Mortgage Obligations) Series 2018-27, Class EA 3.00%, due 5/25/48	1,304,971	1,282,595

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.2%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class A 3.534%, due 3/10/37 (a)(e)	701,000	688,561
Banc Of America Merrill Lynch Large Loan, Inc. Series 2018-DSNY, Class A 3.305% (1 Month LIBOR + 0.85%), due 9/15/34 (a)(b)	1,040,000	1,034,834
Barclays Commercial Mortgage Securities LLC (a)
Series 2018-TALL, Class A 3.177% (1 Month LIBOR + 0.722%), due 3/15/37 (b)	3,492,000	3,430,541
Series 2015-SRCH, Class A2 4.197%, due 8/10/35	875,000	885,731
BHMS Mortgage Trust Series 2018-ATLS, Class A 3.705% (1 Month LIBOR + 1.25%), due 7/15/35 (a)(b)	918,000	913,461

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Commercial Mortgage Trust Series 2018-IND, Class A 3.205% (1 Month LIBOR + 0.75%), due 11/15/35 (a)(b)	$1,707,452	$1,696,779
BXP Trust Series 2017-GM, Class A 3.379%, due 6/13/39 (a)	396,000	386,571
Caesars Palace Las Vegas Trust (a)
Series 2017-VICI, Class C 4.138%, due 10/15/34	561,000	563,918
Series 2017-VICI, Class D 4.354%, due 10/15/34 (e)	606,000	606,866
Series 2017-VICI, Class E 4.354%, due 10/15/34 (e)	795,000	777,026
CSMLT TRUST Series 2015-2, Class A6 3.50%, due 8/25/45 (a)(e)	476,650	472,307
JP Morgan Chase Commercial Mortgage Securities Trust (a)
Series 2016-WIKI, Class C 3.554%, due 10/5/31	131,000	128,814
Series 2015-UES, Class E 3.621%, due 9/5/32 (c)	425,000	416,180
Series 2016-WIKI, Class D 4.009%, due 10/5/31 (e)	200,000	195,996
Starwood Retail Property Trust Series 2014-STAR, Class E 6.605% (1 Month LIBOR + 4.15%), due 11/15/27 (a)(b)	100,000	75,338
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, Class AJ 6.141%, due 5/15/46 (e)	123,753	124,485
Wells Fargo Mortgage Backed Securities Trust Series 2018-1, Class A17 3.50%, due 7/25/47 (a)(c)	213,127	207,719

		12,605,127

Whole Loan (Collateralized Mortgage Obligations) 1.3%
Angel Oak Mortgage Trust Series 2018-2, Class A1 3.674%, due 7/27/48 (a)(c)	256,547	255,732
Arroyo Mortgage Trust Series 2018-1, Class A1 3.763%, due 4/25/48 (a)(c)	401,895	401,088

	Principal Amount	Value
Whole Loan (Collateralized Mortgage Obligations) (continued)
Fannie Mae Connecticut Avenue Securities (Mortgage Pass-through Securities) Series 2015-C02, Class 1M2 6.315% (1 Month LIBOR + 4.00%), due 5/25/25 (b)	$109,672	$117,460
Federal Home Loan Mortgage Corporation Structured Agency Credit Risk Debt Notes (b)
Series 2014-DN2, Class M3 5.915% (1 Month LIBOR + 3.60%), due 4/25/24	551,684	594,843
Series 2014-DN1, Class M3 6.815% (1 Month LIBOR + 4.50%), due 2/25/24	1,128,000	1,264,709
Federal National Mortgage Association (b)
Series 2014-C02, Class 1M2 4.915% (1 Month LIBOR + 2.60%), due 5/25/24	446,081	467,326
Series 2014-C03, Class 1M2 5.315% (1 Month LIBOR + 3.00%), due 7/25/24	1,683,646	1,770,223
JP Morgan Mortgage Trust Series 2018-8, Class A13 4.00%, due 1/25/49 (a)(c)	277,890	275,013
Mello Warehouse Securitization Trust Series 2018-W1, Class A 3.165% (1 Month LIBOR + 0.85%), due 11/25/51 (a)(b)	1,968,000	1,967,426
New Residential Mortgage Loan Trust Series 2018-2A, Class A1 4.50%, due 2/25/58 (a)(c)	453,369	462,179
Sequoia Mortgage Trust (a)(c)
Series 2018-CH2, Class A12 4.00%, due 6/25/48	1,012,792	1,020,412
Series 2018-CH3, Class A11 4.00%, due 8/25/48	498,062	502,093
Series 2018-7, Class A4 4.00%, due 9/25/48	361,570	365,347
Series 2018-7, Class A19 4.00%, due 9/25/48	276,797	277,251
Station Place Securitization Trust (a)(b)
Series 2017-LD1, Class A 3.115% (1 Month LIBOR + 0.80%), due 11/25/50 (f)	1,362,000	1,357,861
Series 2018-7, Class A 3.165% (1 Month LIBOR + 0.85%), due 9/24/19	1,851,000	1,851,000
Series 2017-LD1, Class B 3.315% (1 Month LIBOR + 1.00%), due 11/25/50 (f)	270,000	269,303

18	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Winwater Mortgage Loan Trust Series 2015-5, Class A5 3.50%, due 8/20/45 (a)(c)	$1,439,513	$1,431,851

		14,651,117

Total Mortgage-Backed Securities (Cost $28,768,436)		28,538,839

U.S. Government & Federal Agencies 25.8%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 4.0%
3.00%, due 1/1/45	380,498	372,878
3.00%, due 10/1/46	1,420,337	1,385,998
3.00%, due 12/1/46	2,420,363	2,361,819
3.00%, due 8/1/47	7,036,713	6,869,807
3.50%, due 2/1/43	387,814	389,964
3.50%, due 2/1/44	469,013	471,611
3.50%, due 12/1/44	1,018,751	1,026,010
3.50%, due 7/1/46	1,558,898	1,565,934
3.50%, due 10/1/46	2,083,868	2,089,648
3.50%, due 2/1/47	1,331,878	1,335,437
3.50%, due 9/1/47	2,045,628	2,046,725
3.50%, due 10/1/47	1,027,457	1,027,483
3.50%, due 11/1/47	453,962	454,361
3.50%, due 12/1/47	2,198,525	2,204,747
3.50%, due 2/1/48	1,071,439	1,072,944
3.50%, due 3/1/48	327,440	327,366
4.00%, due 5/1/46	270,506	277,076
4.00%, due 3/1/47	90,164	92,153
4.00%, due 3/1/48	367,287	375,791
4.00%, due 4/1/48	663,379	678,282
4.00%, due 5/1/48	1,589,573	1,621,064
4.00%, due 6/1/48	442,416	451,148
4.00%, due 8/1/48	10,062,681	10,270,865
4.50%, due 5/1/38	983,150	1,025,213
4.50%, due 7/1/38	739,643	772,053
4.50%, due 9/1/38	487,305	508,659
4.50%, due 11/1/38	430,779	449,656
4.50%, due 5/1/44	1,039,036	1,088,787
4.50%, due 8/1/48	442,772	458,512
4.50%, due 12/1/48	551,000	575,008
5.00%, due 9/1/48	107,331	112,508
6.00%, due 4/1/40	827,947	919,539

		44,679,046

Federal National Mortgage Association (Mortgage Pass-Through Securities) 4.9%
3.00%, due 2/1/43	35,718	35,080
3.00%, due 5/1/43	131,900	129,544
3.00%, due 10/1/45	84,461	82,357

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.00%, due 1/1/46	$6,973	$6,803
3.00%, due 3/1/46	364,532	355,522
3.00%, due 11/1/46	339,650	331,737
3.00%, due 2/1/47	281,900	277,173
3.00%, due 3/1/47	1,046,525	1,022,001
3.00%, due 2/1/57	1,205,470	1,163,735
3.50%, due 10/1/42	444,406	447,580
3.50%, due 12/1/42	1,029,447	1,035,546
3.50%, due 2/1/43	1,492,943	1,501,779
3.50%, due 4/1/43	1,085,806	1,092,229
3.50%, due 11/1/43	509,968	512,988
3.50%, due 4/1/44	640,546	645,346
3.50%, due 2/1/45	1,427,581	1,436,048
3.50%, due 12/1/45	325,135	327,372
3.50%, due 5/1/46	203,587	204,178
3.50%, due 7/1/46	1,028,797	1,032,344
3.50%, due 8/1/46	3,997,390	4,008,335
3.50%, due 12/1/46	102,154	102,414
3.50%, due 8/1/47	696,411	697,881
3.50%, due 10/1/47	1,297,227	1,297,311
3.50%, due 12/1/47	1,714,146	1,717,290
3.50%, due 1/1/48	974,359	977,126
3.50%, due 3/1/48	309,303	310,591
3.50%, due 4/1/48	745,274	748,429
3.50%, due 11/1/48	1,208,116	1,212,316
3.50%, due 8/1/56	1,950,520	1,944,905
3.50%, due 2/1/57	2,112,592	2,106,511
4.00%, due 10/1/46	37,449	38,326
4.00%, due 5/1/47	236,549	241,326
4.00%, due 6/1/47	273,896	279,759
4.00%, due 7/1/47	281,057	287,241
4.00%, due 8/1/47	910,914	929,531
4.00%, due 9/1/47	1,275,140	1,310,130
4.00%, due 10/1/47	917,067	937,241
4.00%, due 11/1/47	1,411,011	1,440,650
4.00%, due 12/1/47	730,970	745,295
4.00%, due 1/1/48	5,691,285	5,816,258
4.00%, due 3/1/48	703,999	720,491
4.00%, due 4/1/48	291,050	298,327
4.00%, due 5/1/48	1,487,519	1,516,658
4.00%, due 6/1/48	1,900,476	1,937,706
4.00%, due 8/1/48	482,310	491,759
4.00%, due 9/1/48	544,511	555,179
4.50%, due 11/1/38	655,524	684,497
4.50%, due 11/1/42	143,627	150,433
4.50%, due 10/1/44	396,860	417,195
4.50%, due 3/1/45	648,483	681,704
4.50%, due 6/1/45	332,649	347,703
4.50%, due 2/1/46	834,083	873,390
4.50%, due 12/1/46	345,296	359,676

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 5/1/47	$596,878	$624,839
4.50%, due 6/1/47	477,497	499,236
4.50%, due 7/1/47	862,304	901,397
4.50%, due 8/1/47	441,540	461,557
4.50%, due 9/1/47	1,248,774	1,305,392
4.50%, due 10/1/47	87,075	91,023
4.50%, due 11/1/47	289,447	302,571
4.50%, due 3/1/48	468,366	491,115
4.50%, due 4/1/48	360,413	378,307
4.50%, due 5/1/48	534,957	559,745
4.50%, due 6/1/48	277,403	289,382
5.00%, due 7/1/44	576,209	616,627
6.00%, due 2/1/37	47,494	52,475

		54,396,612

Government National Mortgage Association (Mortgage Pass-Through Securities) 1.2%
4.00%, due 1/15/45	1,240,299	1,279,369
4.00%, due 7/15/47	1,302,156	1,336,249
4.00%, due 8/15/47	276,831	284,065
4.00%, due 8/20/47	226,633	233,434
4.00%, due 11/15/47	283,831	291,577
4.00%, due 12/15/47	377,855	388,181
4.50%, due 10/20/41	453,841	469,969
4.50%, due 8/15/46	1,287,425	1,348,121
4.50%, due 5/20/48	1,000,227	1,046,881
4.50%, due 12/20/48	807,000	836,401
5.00%, due 7/20/48	2,112,183	2,200,191
5.00%, due 9/20/48	1,538,741	1,605,721
5.00%, due 12/20/48	2,609,137	2,724,206

		14,044,365

United States Treasury Bonds 4.8%
2.25%, due 8/15/46	3,093,000	2,643,428
2.75%, due 11/15/47	15,771,000	14,922,693
3.00%, due 2/15/48	7,036,000	6,998,346
3.00%, due 8/15/48	10,779,000	10,728,052
3.125%, due 5/15/48	3,086,500	3,145,095
3.375%, due 11/15/48	14,555,000	15,564,753

		54,002,367

United States Treasury Notes 10.9%
2.25%, due 11/15/27	1,425,000	1,376,517
2.75%, due 9/30/20	8,786,000	8,818,948
2.75%, due 5/31/23	1,878,000	1,898,467
2.75%, due 2/15/28	750,000	753,867
2.875%, due 10/31/20	18,965,000	19,083,531
2.875%, due 10/15/21	6,319,000	6,385,646
2.875%, due 9/30/23	12,403,000	12,604,549
2.875%, due 10/31/23	20,506,000	20,847,233

	Principal Amount	Value
United States Treasury Notes (continued)
2.875%, due 11/30/23	$2,312,000	$2,352,279
2.875%, due 11/30/25	9,000	9,161
2.875%, due 8/15/28	13,112,000	13,314,826
3.125%, due 11/15/28	33,500,000	34,748,398

		122,193,422

Total U.S. Government & Federal Agencies (Cost $286,919,093)		289,315,812

Total Long-Term Bonds (Cost $486,835,147)		484,557,736

	Shares
Common Stocks 56.1%
Aerospace & Defense 3.4%
Boeing Co.	71,498	23,058,105
General Dynamics Corp.	95,844	15,067,635

		38,125,740

Air Freight & Logistics 0.5%
United Parcel Service, Inc., Class B	59,172	5,771,045

Airlines 0.5%
Delta Air Lines, Inc.	108,627	5,420,487

Automobiles 0.8%
General Motors Co.	271,601	9,085,054

Banks 2.3%
Bank of America Corp.	267,646	6,594,798
U.S. Bancorp	430,166	19,658,586

		26,253,384

Biotechnology 0.9%
AbbVie, Inc.	110,156	10,155,282

Capital Markets 3.0%
Blackstone Group L.P.	204,560	6,097,934
CME Group, Inc.	70,071	13,181,757
Morgan Stanley	115,750	4,589,487
TD Ameritrade Holding Corp.	209,376	10,251,049

		34,120,227

Chemicals 1.4%
LyondellBasell Industries N.V., Class A	182,690	15,192,500

Consumer Finance 1.3%
American Express Co.	63,582	6,060,636
Synchrony Financial	341,724	8,016,845

		14,077,481

20	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components 0.5%
Corning, Inc.	189,560	$5,726,608

Entertainment 0.3%
Activision Blizzard, Inc.	47,430	2,208,815
Madison Square Garden Co., Class A (g)	5,776	1,546,235

		3,755,050

Equity Real Estate Investment Trusts 1.0%
Crown Castle International Corp.	55,375	6,015,386
MGM Growth Properties LLC, Class A	109,285	2,886,217
OUTFRONT Media, Inc.	148,974	2,699,409

		11,601,012

Food & Staples Retailing 3.3%
Costco Wholesale Corp.	88,181	17,963,352
Kroger Co.	267,681	7,361,227
Sysco Corp.	182,507	11,435,889

		36,760,468

Food Products 0.6%
Hershey Co.	57,295	6,140,878

Health Care Equipment & Supplies 1.0%
Abbott Laboratories	24,478	1,770,494
Medtronic PLC	108,015	9,825,044

		11,595,538

Health Care Providers & Services 0.8%
UnitedHealth Group, Inc.	36,960	9,207,475

Hotels, Restaurants & Leisure 3.1%
Hilton Worldwide Holdings, Inc.	86,617	6,219,101
McDonald’s Corp.	119,864	21,284,251
Norwegian Cruise Line Holdings, Ltd. (g)	72,539	3,074,928
Six Flags Entertainment Corp.	66,329	3,689,882

		34,268,162

Household Products 0.4%
Clorox Co.	28,444	4,384,358

Industrial Conglomerates 0.5%
Honeywell International, Inc.	40,447	5,343,858

Insurance 0.6%
Progressive Corp.	102,513	6,184,609

Interactive Media & Services 2.2%
Alphabet, Inc., Class C (g)	24,145	25,004,804

	Shares	Value
IT Services 3.6%
Accenture PLC, Class A	88,864	$12,530,713
Mastercard, Inc.	146,002	27,543,277

		40,073,990

Leisure Products 0.5%
Hasbro, Inc.	63,279	5,141,419

Machinery 1.3%
Deere & Co.	43,864	6,543,193
Parker-Hannifin Corp.	22,120	3,298,977
Stanley Black & Decker, Inc.	36,282	4,344,406

		14,186,576

Media 1.3%
Comcast Corp., Class A	425,792	14,498,218

Oil, Gas & Consumable Fuels 1.4%
Anadarko Petroleum Corp.	153,601	6,733,868
Suncor Energy, Inc.	338,623	9,465,123

		16,198,991

Personal Products 0.7%
Estee Lauder Cos., Inc., Class A	60,943	7,928,684

Pharmaceuticals 3.8%
Allergan PLC	46,110	6,163,063
Bristol-Myers Squibb Co.	82,389	4,282,580
Eli Lilly & Co.	117,591	13,607,631
Merck & Co., Inc.	234,891	17,948,021

		42,001,295

Real Estate Management & Development 0.4%
CBRE Group, Inc., Class A (g)	116,054	4,646,802

Road & Rail 1.3%
CSX Corp.	237,593	14,761,653

Semiconductors & Semiconductor Equipment 2.7%
Intel Corp.	302,014	14,173,517
Lam Research Corp.	48,671	6,627,530
NVIDIA Corp.	13,128	1,752,588
Texas Instruments, Inc.	86,500	8,174,250

		30,727,885

Software 4.8%
Adobe, Inc. (g)	60,697	13,732,089
Microsoft Corp.	360,289	36,594,554
salesforce.com, Inc. (g)	24,657	3,377,269

		53,703,912

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Specialty Retail 1.6%
Home Depot, Inc.	101,305	$17,406,225

Technology Hardware, Storage & Peripherals 1.6%
Apple, Inc.	116,641	18,398,951

Textiles, Apparel & Luxury Goods 1.0%
NIKE, Inc., Class B	151,765	11,251,857

Tobacco 1.7%
Altria Group, Inc.	388,138	19,170,136

Total Common Stocks (Cost $522,097,806)		628,270,614

Short-Term Investment 0.7%
Affiliated Investment Company 0.7%
MainStay U.S. Government Liquidity Fund, 2.18% (h)	7,540,485	7,540,485

Total Short-Term Investment (Cost $7,540,485)		7,540,485

Total Investments (Cost $1,016,473,438)	100.1%	1,120,368,835
Other Assets, Less Liabilities	(0.1)	(609,772)
Net Assets	100.0%	$1,119,759,063
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2018.

(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(d)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2018.

(e)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2018.

(f)

Illiquid security—As of December 31, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $1,627,164, which represented 0.1% of the Portfolio’s net assets. (Unaudited)

(g)	Non-income producing security.

(h)	Current yield as of December 31, 2018.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$28,690,425	$—	$28,690,425
Corporate Bonds	—	124,118,948	—	124,118,948
Loan Assignments	—	13,893,712	—	13,893,712
Mortgage-Backed Securities	—	28,538,839	—	28,538,839
U.S. Government & Federal Agencies	—	289,315,812	—	289,315,812

Total Long-Term Bonds	—	484,557,736	—	484,557,736

Common Stocks	628,270,614	—	—	628,270,614
Short-Term Investment Affiliated Investment Company	7,540,485	—	—	7,540,485

Total Investments in Securities	$635,811,099	$484,557,736	$—	$1,120,368,835

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

22	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $1,008,932,953)	$1,112,828,350
Investment in affiliated investment company, at value (identified cost $7,540,485)	7,540,485
Cash	38,446
Receivables:
Dividends and interest	4,166,162
Investment securities sold	4,165,982
Fund shares sold	1,147,429

Total assets	1,129,886,854

Liabilities
Payables:
Investment securities purchased	8,627,931
Fund shares redeemed	675,607
Manager (See Note 3)	526,599
NYLIFE Distributors (See Note 3)	160,605
Shareholder communication	52,636
Professional fees	51,688
Custodian	22,994
Trustees	1,297
Accrued expenses	8,434

Total liabilities	10,127,791

Net assets	$1,119,759,063

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$91,343
Additional paid-in capital	931,697,058

931,788,401
Total distributable earnings (loss)(1)	187,970,662

Net assets	$1,119,759,063

Initial Class
Net assets applicable to outstanding shares	$371,106,036

Shares of beneficial interest outstanding	30,154,248

Net asset value per share outstanding	$12.31

Service Class
Net assets applicable to outstanding shares	$748,653,027

Shares of beneficial interest outstanding	61,188,328

Net asset value per share outstanding	$12.24

(1)	See Note 10.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Interest	$14,933,390
Dividends-unaffiliated (a)	14,362,700
Dividends-affiliated	132,738
Securities lending	190

Total income	29,429,018

Expenses
Manager (See Note 3)	6,409,522
Distribution/Service—Service Class (See Note 3)	1,909,176
Professional fees	140,521
Shareholder communication	136,430
Custodian	38,997
Trustees	25,709
Miscellaneous	53,933

Total expenses before waiver/reimbursement	8,714,288
Expense waiver/reimbursement from Manager (See Note 3)	(13,166)

Net expenses	8,701,122

Net investment income (loss)	20,727,896

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	65,905,041
Foreign currency transactions	(3,297)

Net realized gain (loss) on investments and foreign currency transactions	65,901,744

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(82,801,052)
Translation of other assets and liabilities in foreign currencies	(8)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(82,801,060)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(16,899,316)

Net increase (decrease) in net assets resulting from operations	$3,828,580

(a)	Dividends recorded net of foreign withholding taxes in the amount of $61,318.

24	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$20,727,896	$19,398,002
Net realized gain (loss) on investments and foreign currency transactions	65,901,744	64,043,791
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(82,801,060)	96,543,906

Net increase (decrease) in net assets resulting from operations	3,828,580	179,985,699

Distributions to shareholders(1):
Initial Class	(28,628,702)
Service Class	(54,490,694)

	(83,119,396)

Dividends to shareholders from net investment income:
Initial Class		(7,208,563)
Service Class		(10,722,145)

		(17,930,708)

Distributions to shareholders from net realized gain on investments:
Initial Class		(16,923,308)
Service Class		(28,720,132)

		(45,643,440)

Total dividends and distributions to shareholders	(83,119,396)	(63,574,148)

Capital share transactions:
Net proceeds from sale of shares	119,357,465	91,749,219
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	83,119,396	63,574,148
Cost of shares redeemed	(151,861,485)	(144,368,232)

Increase (decrease) in net assets derived from capital share transactions	50,615,376	10,955,135

Net increase (decrease) in net assets	(28,675,440)	127,366,686

	2018	2017
Net Assets
Beginning of year	1,148,434,503	1,021,067,817

End of year(2)	$1,119,759,063	$1,148,434,503

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $19,667,035 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated (See Note 10). See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018		2017		2016	2015	2014

Net asset value at beginning of year	$13.18		$11.82		$12.11	$13.13	$12.47

Net investment income (loss) (a)	0.26		0.25		0.22	0.24	0.24

Net realized and unrealized gain (loss) on investments	(0.14)		1.89		0.32	(0.17)	0.84

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00	‡	0.00 ‡	(0.00)‡	(0.00)‡

Total from investment operations	0.12		2.14		0.54	0.07	1.08

Less dividends and distributions:

From net investment income	(0.25)		(0.23)		(0.23)	(0.25)	(0.19)

From net realized gain on investments	(0.74)		(0.55)		(0.60)	(0.84)	(0.23)

Total dividends and distributions	(0.99)		(0.78)		(0.83)	(1.09)	(0.42)

Net asset value at end of year	$12.31		$13.18		$11.82	$12.11	$13.13

Total investment return (b)	0.42%		18.35%		4.70%	0.70%	8.68%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.93%		1.95%		1.87%	1.84%	1.85%

Net expenses (c)	0.58%		0.58%		0.59%	0.58%	0.58%

Expenses (before waiver/reimbursement) (c)	0.58	%(d)	0.58	%(d)	0.59%	0.58%	0.59%

Portfolio turnover rate	132	%(e)	73	%(e)	74%	76%	86%

Net assets at end of year (in 000’s)	$371,106		$417,996		$401,219	$429,680	$478,480

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate not including mortgage dollar rolls were 103% and 66% for the years ended December 31, 2018 and 2017, respectively.

	Year ended December 31,

Service Class	2018		2017		2016	2015	2014

Net asset value at beginning of year	$13.11		$11.77		$12.06	$13.08	$12.44

Net investment income (loss) (a)	0.22		0.22		0.19	0.21	0.21

Net realized and unrealized gain (loss) on investments	(0.13)		1.88		0.32	(0.17)	0.82

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00	‡	0.00 ‡	(0.00)‡	(0.00)‡

Total from investment operations	0.09		2.10		0.51	0.04	1.03

Less dividends and distributions:

From net investment income	(0.22)		(0.21)		(0.20)	(0.22)	(0.16)

From net realized gain on investments	(0.74)		(0.55)		(0.60)	(0.84)	(0.23)

Total dividends and distributions	(0.96)		(0.76)		(0.80)	(1.06)	(0.39)

Net asset value at end of year	$12.24		$13.11		$11.77	$12.06	$13.08

Total investment return (b)	0.17%		18.05%		4.44%	0.45%	8.41%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.69%		1.70%		1.62%	1.60%	1.61%

Net expenses (c)	0.83%		0.83%		0.84%	0.83%	0.83%

Expenses (before waiver/reimbursement) (c)	0.83	%(d)	0.83	%(d)	0.84%	0.83%	0.84%

Portfolio turnover rate	132	%(e)	73	%(e)	74%	76%	86%

Net assets at end of year (in 000’s)	$748,653		$730,439		$619,849	$591,626	$568,868

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	Expense waiver/reimbursement less than 0.01%.
(e)	The portfolio turnover rate not including mortgage dollar rolls were 103% and 66% for the years ended December 31, 2018 and 2017, respectively.

26	MainStay VP Janus Henderson Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Janus Henderson Balanced Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital growth, consistent with preservation of capital and balanced by current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

27

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation,

28	MainStay VP Janus Henderson Balanced Portfolio

unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is

“more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not

29

Notes to Financial Statements (continued)

included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2018, the Portfolio did not hold any repurchase agreements.

(H)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2018, the Portfolio did not hold any unfunded commitments.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio did not have any portfolio securities on loan.

(J)  Debt Securities and Loan Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio’s investments may include loans which are usually rated below investment grade and are generally considered speculative

30	MainStay VP Janus Henderson Balanced Portfolio

because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could go down and you could lose money.

In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

(K)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Janus Capital Management LLC (“Janus” or “Subadvisor”), a registered investment adviser and wholly- owned subsidiary of Janus Henderson Group PLC, doing business as Janus Henderson Investors, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Janus. New York Life Investments pays for the services of the Subadvisor.

Effective May 1, 2018, the Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the average daily net assets as follows: 0.55% up to $1 billion; 0.525% from $1 billion to $2 billion; and 0.515% in excess of $2 billion. Prior to May 1, 2018, the Fund, on behalf of the Portfolio, paid New York Life Investments a monthly fee at an annual rate of the average daily net assets of 0.55%. During the year ended December 31, 2018, the effective management fee rate was 0.55% (exclusive of any applicable waivers/reimbursements).

Prior to May 1, 2018, New York Life Investments had contractually agreed to waive a portion of its management fee so that the management fee did not exceed 0.525% on assets in excess of $1 billion. This agreement expired on May 1, 2018.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $6,409,522 and waived its fees and/or reimbursed expenses in the amount of $13,166.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

31

Notes to Financial Statements (continued)

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$—	$214,324	$(206,784)	$—	$—	$7,540	$133	$—	7,540

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,021,220,412	$130,939,856	$(31,791,433)	$99,148,423

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$20,744,665	$68,028,667	$48,908	$99,148,422	$187,970,662

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and partnerships. The other temporary differences are primarily due to deferred dividends from real estate investment trusts (“REITs”).

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$158	$(158)

The reclassifications for the Portfolio are primarily due to different book and tax treatment of partnerships.

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$24,613,607	$58,505,789	$17,930,708	$45,643,440

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of U.S. government securities were $1,145,303 and $1,045,425,

32	MainStay VP Janus Henderson Balanced Portfolio

respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $381,407 and $488,632, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	464,139	$6,111,896
Shares issued to shareholders in reinvestment of dividends and distributions	2,165,990	28,628,702
Shares redeemed	(4,201,707)	(56,325,618)

Net increase (decrease)	(1,571,578)	$(21,585,020)

Year ended December 31, 2017:
Shares sold	546,181	$6,922,350
Shares issued to shareholders in reinvestment of dividends and distributions	1,910,033	24,131,871
Shares redeemed	(4,663,116)	(59,106,901)

Net increase (decrease)	(2,206,902)	$(28,052,680)

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	8,487,927	$113,245,569
Shares issued to shareholders in reinvestment of dividends and distributions	4,144,315	54,490,694
Shares redeemed	(7,165,986)	(95,535,867)

Net increase (decrease)	5,466,256	$72,200,396

Year ended December 31, 2017:
Shares sold	6,701,711	$84,826,869
Shares issued to shareholders in reinvestment of dividends and distributions	3,135,850	39,442,277
Shares redeemed	(6,774,086)	(85,261,331)

Net increase (decrease)	3,063,475	$39,007,815

Note 10–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Janus Henderson Balanced Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Janus Henderson Balanced Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

34	MainStay VP Janus Henderson Balanced Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Janus Henderson Balanced Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Janus Capital Management LLC (“Janus”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and Janus in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Janus (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Janus in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Janus personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Janus; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Janus; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Janus from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Janus. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Janus. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Janus resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Janus

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Janus and ongoing analysis of, and interactions with, Janus with respect to, among other things, Portfolio investment performance and risk as well as Janus’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The

Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that Janus provides to the Portfolio. The Board evaluated Janus’ experience in serving as subadvisor to the Portfolio and managing other portfolios and Janus’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Janus, and Janus’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and Janus believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged Janus’ continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Janus. The Board reviewed Janus’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Janus’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with

36	MainStay VP Janus Henderson Balanced Portfolio

senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Janus had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Janus to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Janus

The Board considered the costs of the services provided by New York Life Investments and Janus under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates and Janus, due to their relationships with the Portfolio. The Board considered that Janus’ subadvisory fees are negotiated at arm’s-length by New York Life Investments and that these fees are paid by New York Life Investments, not the Portfolio. On this basis, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Janus and profits realized by New York Life Investments and its affiliates and Janus, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and Janus and acknowledged that New York Life Investments and Janus must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Janus to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Janus from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Janus in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Janus and its affiliates and New York Life Investments and its affiliates. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Janus, the Board considered that any profits realized by Janus due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Janus, acknowledging that any such profits are based on fees paid to Janus by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to Janus are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Janus on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

38	MainStay VP Janus Henderson Balanced Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

39

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

40	MainStay VP Janus Henderson Balanced Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

41

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay VP Janus Henderson Balanced Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

43

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products ..

†	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802530	MSVPJB11-02/19 (NYLIAC) NI524

MainStay VP Fidelity Institutional AMSM Utilities Portfolio*

(Formerly known as MainStay VP MFS® Utilities Portfolio)

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

*	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[1]

Initial Class Shares	2/17/2012	0.80%	4.45%	7.37%	0.67%
Service Class Shares	2/17/2012	0.55	4.20	7.10	0.92

Benchmark Performance	One Year	Five Years	Since Inception

MSCI USA IMI Utilities 25/50 Index[3]	4.54%	10.86%	10.75%

Dow Jones Global Utilities Index[4]	0.66	5.87	6.03
Morningstar Utilities Category Average[5]	2.76	8.31	8.59

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

2.

The Portfolio replaced its subadvisor and modified its principal investment strategies and changed its classification from a diversified fund to a non-diversified fund as of November 30, 2018. Therefore, the performance information shown in this report prior to November 30, 2018 reflects the Portfolio’s prior subadvisor, principal investment strategies and diversification status.

3.

The MSCI USA IMI Utilities 25/50 Index is the Portfolio’s primary benchmark. The MSCI USA IMI Utilities 25/50 Index is a modified market capitalization-weighted index of stocks designed to measure the performance of utilities companies in the MSCI U.S. Investable Market 2500 Index, the aggregation of the MSCI U.S. Large Cap 300, Mid Cap 450, and Small Cap 1750 Indices, covering approximately 99% of the free floatadjusted market capitalization in the United States. The MSCI USA IMI Utilities 25/50 Index includes providers of electricity, gas and water; independent power producers and energy traders; generation and distribution of electricity as in renewable sources. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Dow Jones Global Utilities Index is the Portfolio’s secondary benchmark. The Dow Jones Global Utilities Index is a free-float market-capitalization-weighted index that measures the performance of utility companies in developed and emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Utilities Category Average is representative of funds that seek capital appreciation by investing primarily in equity securities of U.S. or non-U.S. public utilities including electric, gas, and telephone-service providers. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Fidelity Institutional AMSM Utilities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$983.70	$3.80	$1,021.37	$3.87	0.76%

Service Class Shares	$1,000.00	$982.50	$5.05	$1,020.11	$5.14	1.01%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Fidelity Institutional AMSM Utilities Portfolio

Portfolio Composition as of December 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2018 (excluding short-term investment) (Unaudited)

1.	Exelon Corp.

2.	NextEra Energy, Inc.

3.	Sempra Energy

4.	SCANA Corp.

5.	FirstEnergy Corp.
6.	Dominion Energy, Inc.

7.	Public Service Enterprise Group, Inc.

8.	Edison International

9.	Southern Co.

10.	Entergy Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Maura A. Shaughnessy, CFA, Claud P. Davis, CFA, CPA, and Scott Walker of Massachusetts Financial Services Company (“MFS”), the Portfolio’s former Subadvisor, and Douglas Simmons of FIAM LLC (“FIAM”) the Portfolio’s current Subadvisor.

How did MainStay VP Fidelity Institutional AMSM Utilities Portfolio1 perform relative to its benchmark and peers during the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP Fidelity Institutional AMSM Utilities Portfolio returned 0.80% for Initial Class shares and 0.55% for Service Class shares. Over the same period, Initial Class shares outperformed and Service Class shares underperformed the 0.66% return of the Dow Jones Global Utilities Index,2 which was the Portfolio’s former benchmark. For the 12 months ended December 31, 2018, both share classes underperformed the 4.54% return of the MSCI USA IMI Utilities 25/50 Index, which is the Portfolio’s new primary benchmark, and the 2.76% return of the Morningstar Utilities Category Average.3

Were there any changes to the Portfolio during the reporting period?

Effective November 30, 2018, the Portfolio changed its name from MainStay VP MFS Utilities Portfolio to MainStay VP Fidelity Institutional AMSM Utilities Portfolio. At that time, the Portfolio’s fees and expenses, principal investment strategies, investment process, principal risks, subadvisor, diversification status and portfolio manager changed. Effective on the same date, the Portfolio selected the MSCI USA IMI Utilities 25/50 Index as its primary benchmark as a replacement for the Dow Jones Global Utilities Index because it believes that the MSCI USA IMI Utilities 25/50 Index is more reflective of its current investment style. For more information on these changes, please refer to the supplement dated September 28, 2018.

What factors affected the Portfolio’s relative performance during the reporting period?

MFS

MFS subadvised the Portfolio from January 1 through November 29, 2018. During this period, security selection within the electric power industry and the Portfolio’s hedges were primary factors that benefited the Portfolio’s returns relative to the Dow Jones Global Utilities Index. These factors outweighed the negative effects of stock selection and an overweight position in the natural gas pipeline industry.

FIAM

FIAM subadvised the Portfolio from November 30 through December 31, 2018. The beginning of this reporting period, however, was devoted to transitioning the Portfolio from its former subadvisor.

From November 30 through December 31, 2018, the Portfolio outperformed the MSCI USA IMI Utilities 25/50 Index by 46 basis points. (A basis point is one-hundredth of a percentage point.) Stock selection among utilities was the primary driver of the Portfolio’s relative outperformance during this portion of the reporting period.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

MFS

From January 1 through November 29, 2018, the Portfolio’s forwards contracts added modestly to relative performance.

FIAM

FIAM did not use derivatives during the portion of the reporting period during which it subadvised the Portfolio.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

MFS

For the portion of the reporting period during which MFS subadvised the Portfolio, security selection within the electric power industry was the primary factor that benefited returns relative to the Dow Jones Global Utilities Index. These positive factors outweighed the negative effects of stock selection and an overweight position in the natural gas pipeline industry, stock selection in telephone services and an overweight position in cable TV.

FIAM

From November 30 through December 31, 2018, the Portfolio outperformed the MSCI USA IMI Utilities 25/50 Index. Stock selection among utilities was the primary driver of relative outperformance. Utilities was the best performing sector during the portion of the reporting period that FIAM subadvised the Portfolio, and stock selection within the sector aided relative performance.

Out-of-index allocations to stocks in the energy and communication services sectors were relative detractors during the period that FIAM subadvised the Portfolio.

1.	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.

2.	See footnote on page 5 for more information on this index.
3.	See footnote on page 5 for more information on the Morningstar Utilities Category Average.

8	MainStay VP Fidelity Institutional AMSM Utilities Portfolio

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

MFS

For the portion of the reporting period during which MFS subadvised the Portfolio, utility services provider Exelon, electricity provider AES and power generation company NRG made the strongest positive contributions to the Portfolio’s absolute performance. (Contributions take weightings and total returns into account.) Utility company PG&E, midstream oil and gas asset manager EQM Midstream Partners and power distributor Scottish & Southern Energy were the weakest contributors to the Portfolio’s absolute performance for the portion of the reporting period during which MFS subadvised the Portfolio.

FIAM

For the portion of the reporting period during which FIAM subadvised the Portfolio, an out-of-index position in electric utility Enel SPA was the largest contributor to absolute performance. The company recorded a small positive return from November 30 through December 31, 2018, while the broader utility sector provided negative absolute performance.

Multi-utility Scana was a top contributor during the portion of the reporting period during which FIAM subadvised the Portfolio. Scana is located in South Carolina. Dominion announced early in 2018 that they would acquire Scana, and the transaction was expected to close in early 2019.

An underweight position in Southern Co. was another strong contributor during the portion of the reporting period that FIAM subadvised the Portfolio, as the company’s shares declined more than the broader utilities index.

Independent power producer NRG Energy was a relatively strong performer during the portion of the reporting period that FIAM subadvised the Portfolio, and the Portfolio held an overweight position in the stock.

Williams Companies, an out-of-index energy company, was the largest detractor during the portion of the reporting period that FIAM subadvised the Portfolio. Shares of Williams Companies came under pressure in December 2018 as the broader energy sector proved to be the worst-performing sector in the market.

An out-of-index position in media company Comcast was a notable detractor from November 30 through December 31, 2018. The Portfolio exited its position in Comcast by the end of the reporting period.

Oil & gas pipeline company TransCanada was another notable detractor during the portion of the reporting period during which

FIAM subadvised the Portfolio. This out-of-index position was sold in December 2018.

Did the Portfolio make any significant purchases or sales during the reporting period?

MFS

During the portion of the reporting period when MFS acted as subadvisor to the Portfolio, positions in Entergy and Centerpoint Energy were added to the Portfolio. Over the same portion of the reporting period, the Portfolio trimmed its position in Exelon and eliminated its position in Southern Co.

FIAM

After the transition of the Portfolio was completed, no significant transactions were made.

How did the Portfolio’s sector weightings change during the reporting period?

MFS

During the portion of the reporting period that MFS subadvised the Portfolio, the Portfolio modestly reduced its exposure to natural gas pipeline, telephone services and wireless communications. Over the same portion of the reporting period, the Portfolio increased its weightings in natural gas distribution and electric power companies.

FIAM

Given that the Portfolio was inherited from a previous Subadvisor, there were a few shifts in sector weightings during the portion of the reporting period in which FIAM subadvised the Portfolio. These shifts brought the strategy more closely in line with FIAM’s desired Portfolio. Most notably, the Portfolio decreased its out-of-benchmark positions, particularly in the energy and communication services sectors. As a result, the Portfolio closed the reporting period with less exposure to non-utility stocks.

How was the Portfolio positioned at the end of the reporting period?

MFS

As of November 29, 2018, the Portfolio held significantly underweight positions relative to the Dow Jones Global Utilities Index in electric power and natural gas distribution. As of the same date, the Portfolio held overweight positions relative to the same Index in natural gas pipeline, telephone services and wireless communications.

9

FIAM

From November 30 through December 31, 2018, the Portfolio was repositioned largely to include what we believe will be the fastest-growing dividend-producing companies going forward, as we believe that these companies may tend to outperform the sector over a cycle in addition to the value utility companies within the sector. As of December 31, 2018, 93% of the Portfolio was invested in utility stocks. Only 7% of the Portfolio, including just four issuers, was outside of the benchmark. As of December 31, 2018, these out-of-benchmark issuers were communication services company AT&T, cable company ATUS, liquefied natural gas exporter LNG and pipeline company Williams Companies.

As of December 31, 2018, the Portfolio position that was most substantially underweight was in electric utilities, with specific issuers that were among slowest-growing companies in the utilities sector. As of the same date, the Portfolio’s second-most-underweight position was in water utilities, which carries a small weight in the benchmark.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Fidelity Institutional AMSM Utilities Portfolio

Portfolio of Investments December 31, 2018

	Shares	Value
Common Stocks 96.8%†
Diversified Telecommunication Services 2.0%
AT&T, Inc.	809,700	$23,108,838

Electric Utilities 49.3%
American Electric Power Co., Inc.	501,100	37,452,214
Avangrid, Inc.	492,767	24,682,699
Duke Energy Corp.	381,985	32,965,305
Edison International	965,189	54,793,780
Enel Americas S.A., ADR (Chile)	524,580	4,679,254
Entergy Corp.	507,644	43,692,919
Evergy, Inc.	345,343	19,605,122
Exelon Corp.	2,286,177	103,106,583
FirstEnergy Corp.	1,818,618	68,289,106
NextEra Energy, Inc.	473,786	82,353,482
PG&E Corp. (a)	721,559	17,137,026
PPL Corp.	775,463	21,968,867
Southern Co.	1,215,400	53,380,368
Xcel Energy, Inc.	56,673	2,792,279

		566,899,004

Gas Utilities 4.7%
Atmos Energy Corp.	401,400	37,217,808
Southwest Gas Holdings, Inc.	224,000	17,136,000

		54,353,808

Independent Power & Renewable Electricity Producers 6.9%
AES Corp.	829,250	11,990,955
NextEra Energy Partners, L.P.	338,714	14,581,638
NRG Energy, Inc.	788,424	31,221,590
Vistra Energy Corp. (a)	922,714	21,120,923

		78,915,106

Media 1.6%
Altice U.S.A., Inc., Class A	1,106,084	18,272,508

Multi-Utilities 28.8%
CenterPoint Energy, Inc.	1,130,179	31,904,953
CMS Energy Corp.	85,472	4,243,685

	Shares	Value
Multi-Utilities (continued)
Dominion Energy, Inc.	923,098	$65,964,583
NiSource, Inc.	1,012,743	25,673,035
Public Service Enterprise Group, Inc.	1,080,384	56,233,987
SCANA Corp.	1,440,571	68,830,482
Sempra Energy	717,155	77,589,000

		330,439,725

Oil, Gas & Consumable Fuels 3.3%
Cheniere Energy, Inc. (a)	344,653	20,400,011
Williams Cos., Inc.	777,572	17,145,463

		37,545,474

Water Utilities 0.2%
SJW Corp.	46,660	2,595,229

Total Common Stocks (Cost $1,085,486,319)		1,112,129,692

Short-Term Investment 0.4%
Affiliated Investment Company 0.4%
MainStay U.S. Government Liquidity Fund, 2.18% (b)	3,972,277	3,972,277

Total Short-Term Investment (Cost $3,972,277)		3,972,277

Total Investments (Cost $1,089,458,596)	97.2%	1,116,101,969
Other Assets, Less Liabilities	2.8	32,576,570
Net Assets	100.0%	$1,148,678,539

†	Percentages indicated are based on Portfolio net assets.

(a)	Non-income producing security.

(b)	Current yield as of December 31, 2018.

The following abbreviation is used in the preceding pages:

ADR —American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,112,129,692	$—	$—	$1,112,129,692
Short-Term Investment
Affiliated Investment Company	3,972,277	—	—	3,972,277

Total Investments in Securities	$1,116,101,969	$—	$—	$1,116,101,969

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $1,085,486,319)	$1,112,129,692
Investment in affiliated investment company, at value (identified cost $3,972,277)	3,972,277
Cash denominated in foreign currencies (identified cost $368,412)	370,580
Receivables:
Investment securities sold	56,386,118
Dividends	2,984,978
Fund shares sold	161,055
Securities lending income	410

Total assets	1,176,005,110

Liabilities
Due to custodian	880
Payables:
Investment securities purchased	25,667,436
Manager (See Note 3)	648,740
Fund shares redeemed	611,096
NYLIFE Distributors (See Note 3)	235,181
Custodian	81,663
Professional fees	41,317
Shareholder communication	7,142
Trustees	1,345
Accrued expenses	31,771

Total liabilities	27,326,571

Net assets	$1,148,678,539

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$98,757
Additional paid-in capital	1,038,371,046

1,038,469,803
Total distributable earnings (loss)(1)	110,208,736

Net assets	$1,148,678,539

Initial Class
Net assets applicable to outstanding shares	$81,715,769

Shares of beneficial interest outstanding	6,996,067

Net asset value per share outstanding	$11.68

Service Class
Net assets applicable to outstanding shares	$1,066,962,770

Shares of beneficial interest outstanding	91,760,769

Net asset value per share outstanding	$11.63

(1)	See Note 10.

12	MainStay VP Fidelity Institutional AMSM Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$38,030,255
Securities lending	540,573
Interest	305,703
Dividends-affiliated	218,054

Total income	39,094,585

Expenses
Manager (See Note 3)	9,079,525
Distribution/Service—Service Class (See Note 3)	2,955,362
Custodian	175,134
Shareholder communication	157,264
Professional fees	138,698
Trustees	27,997
Miscellaneous	68,837

Total expenses	12,602,817

Net investment income (loss)	26,491,768

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions (b)	50,969,500
Foreign currency forward transactions	(35,215)
Foreign currency transactions	10,380,086

Net realized gain (loss) on investments and foreign currency transactions	61,314,371

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments (c)	(79,154,731)
Foreign currency forward contracts	1,961,999
Translation of other assets and liabilities in foreign currencies	(25,871)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(77,218,603)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(15,904,232)

Net increase (decrease) in net assets resulting from operations	$10,587,536

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,014,494.

(b)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $284,800.

(c)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $229,256.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$26,491,768	$24,824,983
Net realized gain (loss) on investments and foreign currency transactions	61,314,371	6,732,485
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(77,218,603)	144,112,313

Net increase (decrease) in net assets resulting from operations	10,587,536	175,669,781

Distributions to shareholders(1):
Initial Class	(1,159,233)
Service Class	(12,737,521)

	(13,896,754)

Dividends to shareholders from net investment income:
Initial Class		(3,433,462)
Service Class		(47,289,749)

		(50,723,211)

Total dividends and distributions to shareholders	(13,896,754)	(50,723,211)

Capital share transactions:
Net proceeds from sale of shares	56,429,346	97,283,665
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	13,896,754	50,723,211
Cost of shares redeemed	(241,813,209)	(185,647,663)

Increase (decrease) in net assets derived from capital share transactions	(171,487,109)	(37,640,787)

Net increase (decrease) in net assets	(174,796,327)	87,305,783

Net Assets
Beginning of year	1,323,474,866	1,236,169,083

End of year(2)	$1,148,678,539	$1,323,474,866

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $7,386,858 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated (See Note 10). See Note 4 for tax basis of distributable earnings.

14	MainStay VP Fidelity Institutional AMSM Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018	2017	2016		2015	2014

Net asset value at beginning of year	$11.75	$10.66	$10.15		$13.42	$12.65

Net investment income (loss) (a)	0.28	0.25	0.19		0.28	0.38

Net realized and unrealized gain (loss) on investments	(0.32)	1.49	0.88		(2.25)	1.05

Net realized and unrealized gain (loss) on foreign currency transactions	0.14	(0.16)	0.08		0.13	0.16

Total from investment operations	0.10	1.58	1.15		(1.84)	1.59

Less dividends and distributions:

From net investment income	(0.15)	(0.49)	(0.34)		(0.51)	(0.24)

From net realized gain on investments	(0.02)	—	(0.30)		(0.92)	(0.58)

Total dividends and distributions	(0.17)	(0.49)	(0.64)		(1.43)	(0.82)

Net asset value at end of year	$11.68	$11.75	$10.66		$10.15	$13.42

Total investment return (b)	0.80%	14.72%	11.43%		(14.35%)	12.68%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.31%	2.11%	1.76	%(c)	2.23%	2.81%

Net expenses (d)	0.76%	0.76%	0.75	%(e)	0.77%	0.78	%(f)

Portfolio turnover rate	84%	30%	35%		43%	47%

Net assets at end of year (in 000’s)	$81,716	$83,261	$75,772		$70,368	$82,495

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.74%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 0.77%.
(f)	Expense waiver/reimbursement less than 0.01%.

	Year ended December 31,

Service Class	2018	2017	2016		2015	2014

Net asset value at beginning of year	$11.69	$10.62	$10.10		$13.36	$12.61

Net investment income (loss) (a)	0.25	0.22	0.16		0.25	0.35

Net realized and unrealized gain (loss) on investments	(0.32)	1.47	0.89		(2.24)	1.04

Net realized and unrealized gain (loss) on foreign currency transactions	0.14	(0.16)	0.08		0.13	0.16

Total from investment operations	0.07	1.53	1.13		(1.86)	1.55

Less dividends and distributions:

From net investment income	(0.11)	(0.46)	(0.31)		(0.48)	(0.22)

From net realized gain on investments	(0.02)	—	(0.30)		(0.92)	(0.58)

Total dividends and distributions	(0.13)	(0.46)	(0.61)		(1.40)	(0.80)

Net asset value at end of year	$11.63	$11.69	$10.62		$10.10	$13.36

Total investment return (b)	0.55%	14.44%	11.15%		(14.57%)	12.40%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.08%	1.87%	1.52	%(c)	1.98%	2.53%

Net expenses (d)	1.01%	1.01%	1.00	%(e)	1.02%	1.03	%(f)

Portfolio turnover rate	84%	30%	35%		43%	47%

Net assets at end of year (in 000’s)	$1,066,963	$1,240,213	$1,160,397		$1,131,252	$1,357,229

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.50%.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Without the custody fee reimbursement, net expenses would have been 1.02%.
(f)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Fidelity Institutional AMSM Utilities Portfolio (formerly known as MainStay VP MFS® Utilities Portfolio) (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Prior to November 30, 2018, MainStay VP Fidelity Institutional AMSM Utilities Portfolio operated as a “diversified” portfolio.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

16	MainStay VP Fidelity Institutional AMSM Utilities Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of

17

Notes to Financial Statements (continued)

the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by

18	MainStay VP Fidelity Institutional AMSM Utilities Portfolio

the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2018, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of December 31, 2018, the Portfolio did not hold any foreign currency forward contracts.

(J)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to

19

Notes to Financial Statements (continued)

a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio did not have any portfolio securities on loan.

(L)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into foreign currency forward contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total

Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	$(35,215)	$(35,215)

Total Realized Gain (Loss)		$(35,215)	$(35,215)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total

Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	$1,961,999	$1,961,999

Total Change in Unrealized Appreciation (Depreciation)		$1,961,999	$1,961,999

Average Notional Amount

	Foreign Exchange Contracts Risk	Total

Forward Contracts Long (a)	$6,415,704	$6,415,704
Forward Contracts Short (a)	$(200,992,353)	$(200,992,353)

(a)	Positions were open ten months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. The Portfolio’s subadvisor changed effective November 30, 2018 due to the termination of Massachusetts Financial Services Company as the Portfolio’s subadvisor and the appointment of FIAM LLC (“FIAM” or the “Subadvisor”) as the Portfolio’s subadvisor. FIAM, a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and FIAM, New York Life Investments pays for the services of the Subadvisor.

Effective November 30, 2018, the Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.64% up to $1 billion; 0.61% from $1 billion to $3 billion; and 0.60% in excess of $3 billion. From May 1, 2018 through November 29, 2018, the Fund paid New York Life Investments a monthly fee for services

20	MainStay VP Fidelity Institutional AMSM Utilities Portfolio

performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.73% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.69% in excess of $3 billion. Prior to May 1, 2018, the Fund paid New York Life Investments a monthly fee for services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.73% up to $1 billion and 0.70% in excess of $1 billion. During the year ended December 31, 2018, the effective management fee rate was 0.72%.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $9,079,525.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$—	$168,223	$(164,251)	$—	$—	$3,972	$218	$—	3,972

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$1,094,751,008	$85,687,040	$(64,336,079)	$21,350,961

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$5,242,373	$83,620,619	$—	$21,345,744	$110,208,736

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$8,131,105	$(8,131,105)

The reclassifications for the Portfolio are primarily due to different book and tax treatment of partnership.

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$13,896,754	$ —	$50,723,211	$ —

21

Notes to Financial Statements (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, were $1,026,875 and $1,142,957, respectively.

The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2018, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain/ (Loss) (000’s)

$9,261	$13,887	$4,113

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	527,083	$6,178,386
Shares issued to shareholders in reinvestment of dividends and distributions	96,208	1,159,233
Shares redeemed	(714,654)	(8,541,009)

Net increase (decrease)	(91,363)	$(1,203,390)

Year ended December 31, 2017:
Shares sold	371,943	$4,319,140
Shares issued to shareholders in reinvestment of dividends and distributions	292,098	3,433,462
Shares redeemed	(681,820)	(7,913,712)

Net increase (decrease)	(17,779)	$(161,110)

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	4,300,629	$50,250,960
Shares issued to shareholders in reinvestment of dividends and distributions	1,061,264	12,737,521
Shares redeemed	(19,660,783)	(233,272,200)

Net increase (decrease)	(14,298,890)	$(170,283,719)

Year ended December 31, 2017:
Shares sold	8,053,491	$92,964,525
Shares issued to shareholders in reinvestment of dividends and distributions	4,039,360	47,289,749
Shares redeemed	(15,325,508)	(177,733,951)

Net increase (decrease)	(3,232,657)	$(37,479,677)

Note 10–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this

22	MainStay VP Fidelity Institutional AMSM Utilities Portfolio

time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Fidelity Institutional AMSM Utilities Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Fidelity Institutional AMSM Utilities Portfolio (formerly known as MainStay VP MFS® Utilities Portfolio) (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

24	MainStay VP Fidelity Institutional AMSM Utilities Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Management Agreement

The continuation of the Management Agreement with respect to the MainStay VP Fidelity Institutional AMSM Utilities Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Management Agreement.

In reaching the decision to approve the Management Agreement, the Board considered information furnished by New York Life Investments in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Management Agreement and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Management Agreement, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Management Agreement was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments. The Board’s conclusions with respect to the Management Agreement may have also been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the Management Agreement in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Management Agreement during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that New York Life Investments provides to the

Portfolio. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Portfolio and managing other portfolios and New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged New York Life Investments’ continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by New York Life Investments. The Board reviewed New York Life Investments’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Management Agreement, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio manager and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to seek to enhance

26	MainStay VP Fidelity Institutional AMSM Utilities Portfolio

Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its benchmark index and peer funds over longer-term periods and performed in line with its peer funds over the recent period. The Board considered its discussions with representatives from New York Life Investments regarding the Portfolio’s investment performance relative to that of its benchmark index and peer funds. The Board also took into account that, at the recommendation of New York Life Investments, the Board considered and approved a change to the Portfolio’s subadvisor, which the Fund’s shareholders approved, effective November 30, 2018.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Management Agreement, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments to seek to enhance investment returns, supported a determination to approve the continuation of the Management Agreement. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Management Agreement and the profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio. The Board considered the financial resources of New York Life Investments and acknowledged that New York Life Investments must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Management Agreement, that any profits realized by New

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Management Agreement and the Portfolio’s total ordinary operating expenses.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Management Agreement, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Management Agreement, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Management Agreement.

Subadvisory Agreement

The Subadvisory Agreement between New York Life Investment Management LLC (“New York Life Investments”) and FIAM LLC (“Fidelity”) with respect to the MainStay VP Fidelity Institutional AMSM Utilities Portfolio (“Portfolio”) is subject to review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its September 25-26, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the Subadvisory Agreement for an initial two-year period.

In reaching the decisions to approve the Repositioning and the Subadvisory Agreement, the Trustees considered information furnished by New York Life Investments and Fidelity in connection with the contract review process that took place in advance of the meeting, which included responses from New York Life Investments and Fidelity, as well as other information furnished to the Board throughout the year as deemed relevant to the Trustees. The Board also considered information provided by Fidelity in response to a series of requests encompassing a variety of topics prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees. In addition, the Board considered information provided in advance of and during its meetings throughout the year including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Subadvisory Agreement and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and a presentation from the proposed new portfolio manager. In addition, the Board considered information provided on the fees charged to other investment advisory clients of Fidelity and its affiliates that follow investment strategies similar to those proposed for the Portfolio, as repositioned, and the rationale for any differences in the Portfolio’s subadvisory fees and the fees charged to those other investment advisory clients. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present to discuss and consider matters relating to the Repositioning and the Subadvisory Agreement.

28	MainStay VP Fidelity Institutional AMSM Utilities Portfolio

In considering the Repositioning and the Subadvisory Agreement, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below, and included, among other factors: (i) the nature, extent, and quality of the services to be provided to the Portfolio by Fidelity; (ii) the investment performance of the Portfolio and the historical investment performance of a fund managed or subadvised by Fidelity and its affiliates that pursues strategies similar to those of the Portfolio, as repositioned; (iii) the anticipated costs of the services to be provided by Fidelity, and the anticipated profitability of Fidelity in connection with its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized if the Portfolio grows and the extent to which economies of scale may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s proposed fees, including the subadvisory fees to be paid by New York Life Investments to Fidelity, particularly as compared to similar funds and accounts managed or subadvised by Fidelity and its affiliates, and management fees compared to third-party “peer funds” identified by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on fees and expenses. Although the Board recognized that the comparisons between the Portfolio’s proposed fees and estimated expenses and those of other funds are imprecise, given different terms of agreements, variations in fund strategies, and other factors, the Board considered the reasonableness of the Portfolio’s proposed fees and estimated overall total ordinary operating expenses as compared to these peer funds.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and to approve the Subadvisory Agreement were based on a consideration of all the information provided to the Board in connection with its consideration of the Repositioning and the Subadvisory Agreement, as well as other information provided to the Trustees throughout the year, as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Fidelity. The Board took note of New York Life Investments’ belief that Fidelity, with its resources and historical investment performance track record for strategies similar to those of the Portfolio, as repositioned, is well qualified to serve as the Portfolio’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, would have chosen to invest in the Portfolio. A summary of the factors that figured prominently in the Board’s decisions to approve the Repositioning and to approve the Subadvisory Agreement is provided immediately below.

Nature, Extent and Quality of Services to Be Provided by Fidelity

In considering the Repositioning and the Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio, noting that New York Life Investments has supervisory responsibility over the Portfolio’s subadvisor. The Board examined the nature, extent and quality of the proposed investment advisory services that Fidelity would provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to Fidelity: (i) experience in providing investment advisory services; (ii) experience in serving as advisor or subadvisor to other funds with similar strategies as those of the Portfolio, as repositioned, and the performance track record of these funds; (iii) experience of investment advisory, senior management and administrative personnel; (iv) overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Fidelity; (v) ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio; (vi) portfolio construction and risk management processes; (vii) experience and qualifications of the Portfolio’s proposed portfolio manager, the number of accounts managed by the portfolio manager and Fidelity’s compensation structure for the portfolio manager; and (viii) overall reputation, financial condition and assets under management.

Based on these and other considerations deemed relevant to the Trustees, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Subadvisory Agreement, that the Portfolio is likely to benefit from the nature, extent and quality of investment advisory services to be provided by Fidelity as a result of Fidelity’s experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of the Repositioning and the Subadvisory Agreement, the Board evaluated investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus, with a greater emphasis generally placed on longer-term performance. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by New York Life Investments’ Investment Consulting Group. These reports included, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as the effect of current and recent market conditions.

The Board also considered its ongoing discussions with senior management of New York Life Investments regarding the Portfolio’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning and Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Portfolio’s investment performance and discussions between the Portfolio’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from Fidelity’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

yet been implemented so an investment performance track record for the Portfolio as repositioned was not available.

The Board evaluated the Portfolio’s proposed portfolio management team as well as the Portfolio’s proposed portfolio manager, investment process, strategies and risks. The Board considered the historical performance of an investment portfolio with investment strategies similar to those of the Portfolio, as repositioned, that has been managed by the proposed portfolio manager for the Portfolio. The Board noted that Fidelity and its affiliates currently manage portfolios with investment strategies similar to those of the Portfolio, as repositioned. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by Fidelity.

Also based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Subadvisory Agreement, that the selection of Fidelity as the subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Fidelity

The Board considered the estimated costs of the services to be provided by Fidelity under the Subadvisory Agreement and the anticipated profitability of Fidelity due to its relationships with the Portfolio and estimated profitability of New York Life Investments, and its affiliates, with respect to the Subadvisory Agreement. Although the Board did not receive specific profitability information from Fidelity, the Board considered representations from Fidelity and New York Life Investments that the subadvisory fee to be paid by New York Life Investments to Fidelity for services to be provided to the Portfolio was the result of arm’s-length negotiations.

The Board also considered, among other factors, Fidelity’s investments in personnel, systems, equipment and other resources and infrastructure to support and manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that Fidelity must be in a position to attract and retain experienced professional personnel to provide services to the Portfolio and to maintain a strong financial position in order for Fidelity to provide high-quality services to the Portfolio. The Board considered information from New York Life Investments estimating the impact that the engagement of Fidelity would have on the overall profitability of the Portfolio to New York Life Investments and its affiliates.

In considering the anticipated costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by Fidelity due to its relationship with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Fidelity from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Fidelity in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In this regard, the Board considered information from New York Life Investments concerning other business relationships between Fidelity and its affiliates and New York Life Investments and its affiliates.

The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the

Repositioning. The Board noted estimates from New York Life Investments and Fidelity that a significant portion of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by Fidelity. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments and Fidelity will seek to develop and implement an efficient transition strategy and seek to minimize potential indirect costs, such as market impact and costs associated with repositioning the Portfolio.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Subadvisory Agreement, that any profits expected to be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, were not excessive. With respect to Fidelity, the Board concluded that any profits realized by Fidelity due to its relationship with the Portfolio would be the result of arm’s-length negotiations between New York Life Investments and Fidelity and would be based on fees paid to Fidelity by New York Life Investments, not the Portfolio.

Subadvisory Fees and Estimated Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Subadvisory Agreement and the Portfolio’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to Fidelity would be paid by New York Life Investments, not the Portfolio. The Board also considered the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on the fees and expenses of similar peer funds identified by Strategic Insight and information provided by Fidelity concerning the fees charged to other investment advisory clients, including institutional separate accounts and other funds with an investment objective similar to the Portfolio, as repositioned. The Board also considered the Portfolio’s contractual management and subadvisory fee schedules, and noted that New York Life Investments had agreed to reduce the contractual management fee at each existing breakpoint level. The Board observed that New York Life Investments and Fidelity had also agreed to lower subadvisory fees, as compared to the subadvisory fees paid to MFS.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s overall fees were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Repositioning, support the conclusion that the estimated total ordinary operating expenses are reasonable.

Extent to Which Economies of Scale May be Realized if the Portfolio Grows

The Board considered whether the Portfolio’s proposed expense structure would permit economies of scale to be shared with the Portfolio’s shareholders. The Board also considered a report previously provided by New York Life Investments, prepared at the request of the Board, that

30	MainStay VP Fidelity Institutional AMSM Utilities Portfolio

addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, by initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing the Portfolio’s management and subadvisory fee breakpoint schedules.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Repositioning and the Subadvisory Agreement, that the Portfolio’s expense structure would appropriately reflect economies of scale for the benefit of the Portfolio’s shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the Board’s evaluation thereof, the Board as a whole, and the Independent Trustees voting separately, unanimously voted to approve the Repositioning and, subject to shareholder approval, the Subadvisory Agreement.

31

Other Matters

(Unaudited)

At a meeting held on September 25-26, 2018, the Board approved submitting the following proposals (“Proposals”) to shareholders of the Funds at a special meeting held on November 26, 2018 (with any postponements or adjournments, “Special Meeting”):

1.	To approve a new subadvisory agreement between New York Life Investments, the Portfolio’s investment manager, and FIAM LLC with respect to the Portfolio; and

2.	To reclassify the diversification status of the Portfolio from “diversified” to “non-diversified”

On or about October 22, 2018, shareholders of record of the Portfolio as of the close of business on September 21, 2018 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Portfolio were asked to consider and approve the Proposals, as applicable. In addition, the proxy statement included information about voting on the Proposals and options shareholders had to do so.

The Special Meeting was held on November 26, 2018, and Proposal 1 and Proposal 2 passed.

The results of the Special Meeting (all classes of the Portfolio thereof voting together) were as follows:

Proposal 1—To approve a new subadvisory agreement between New York Life Investments, the Portfolio’s investment manager, and FIAM LLC with respect to the Portfolio:

Votes For	Votes Against	Abstentions

91,013,090	4,469,485	7,264,197

Proposal 2:—To reclassify the diversification status of the Portfolio from “diversified” to “non-diversified”:

Votes For	Votes Against	Abstentions

86,564,155	7,849,853	8,332,763

32	MainStay VP Fidelity Institutional AMSM Utilities Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

33

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

34	MainStay VP Fidelity Institutional AMSM Utilities Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

35

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay VP Fidelity Institutional AMSM Utilities Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

† Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1803629	MSVPMFS11-02/19 (NYLIAC) NI526

MainStay VP Floating Rate Portfolio

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[1]

Initial Class Shares	5/2/2005	–0.11%	2.67%	6.53%	0.65%
Service Class Shares	5/2/2005	–0.36	2.41	6.27	0.90

Benchmark Performance	One Year	Five Years	Ten Years

S&P/LSTA Leveraged Loan Index[2]	0.44%	3.05%	8.57%
Credit Suisse Leveraged Loan Index[3]	1.14	3.33	8.30
Morningstar Bank Loan Category Average[4]	–0.29	2.27	7.19

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

2.

The S&P/LSTA Leveraged Loan Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.	The Credit Suisse Leveraged Loan Index is the Portfolio’s secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Bank Loan Category Average is representative of funds that invest in floating-rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short-term benchmark. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$981.20	$3.25	$1,021.93	$3.31	0.65%

Service Class Shares	$1,000.00	$980.00	$4.49	$1,020.67	$4.58	0.90%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Floating Rate Portfolio

Industry Composition as of December 31, 2018 (Unaudited)

Electronics	12.4%

Healthcare, Education & Childcare	8.6

Hotels, Motels, Inns & Gaming	6.2

Diversified/Conglomerate Service	4.8

Chemicals, Plastics & Rubber	4.7

Retail Store	4.1

Broadcasting & Entertainment	3.7

Beverage, Food & Tobacco	3.4

Telecommunications	3.3

Diversified/Conglomerate Manufacturing	3.2

Leisure, Amusement, Motion Pictures & Entertainment	3.2

Containers, Packaging & Glass	2.9

Buildings & Real Estate	2.8

Insurance	2.8

Automobile	2.5

Utilities	2.5

Oil & Gas	2.1

Banking	2.0

Personal & Nondurable Consumer Products (Manufacturing Only)	1.9

Personal, Food & Miscellaneous Services	1.8

Finance	1.7

Mining, Steel, Iron & Non-Precious Metals	1.5

Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	1.4

Printing & Publishing	1.4

Aerospace & Defense	1.2

Ecological	0.7

Electric	0.7

Home and Office Furnishings, Housewares & Durable Consumer Products	0.6

Radio and TV Broadcasting	0.4

Affiliated Investment Company	0.3%

Commercial Services	0.3

Metals & Mining	0.3

Packaging & Containers	0.3

Auto Parts & Equipment	0.2

Chemicals	0.2

Energy Equipment & Services	0.2

Personal Transportation	0.2

Pharmaceuticals	0.2

Real Estate	0.2

Trucking & Leasing	0.2

Building Materials	0.1

Environmental Controls	0.1

Media	0.1

Miscellaneous—Manufacturing	0.1

Oil, Gas & Consumable Fuels	0.1

Pipelines	0.1

Cargo Transport	0.0	‡

Communications Equipment	0.0	‡

Distribution & Wholesale	0.0	‡

Independent Power & Renewable Electricity Producers	0.0	‡

Health Care—Services	0.0	‡

Hotels, Restaurants & Leisure	0.0	‡

Household Products & Wares	0.0	‡

Housewares	0.0	‡

Machinery—Diversified	0.0	‡

Oil & Gas Services	0.0	‡

Retail	0.0	‡

Short-Term Investments	9.4

Other Assets, Less Liabilities	–1.1

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2018 (excluding short-term investments) (Unaudited)

1.	SS&C Technologies, Inc., 4.772%, due 4/16/25

2.	Scientific Games International, Inc., 5.245%–5.272%, due 8/14/24

3.	Vistra Energy Corp.

4.	Epicor Software Corp., 5.78%, due 6/1/22

5.	Asurion LLC, 5.522%–9.022%, due 8/4/22–8/4/25
6.	McAfee LLC, 6.272%–11.006%, due 9/30/24–9/29/25

7.	Almonde, Inc., 6.303%–10.053%, due 6/13/24–6/13/25

8.	BMC Software Finance, Inc., 7.053%, due 10/2/25

9.	Univision Communications, Inc., 5.272%, due 3/15/24

10.	Charter Communications Operating LLC, 4.53%, due 4/30/25

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Floating Rate Portfolio perform relative to its benchmarks and peers for the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP Floating Rate Portfolio returned –0.11% for Initial Class shares and –0.36% for Service Class shares. Over the same period, both share classes underperformed the 0.44% return of the S&P/LSTA Leveraged Loan Index,1 which is the Portfolio’s primary benchmark, and the 1.14% return of the Credit Suisse Leveraged Loan Index,1 which is the Portfolio’s secondary benchmark. For the 12 months ended December 31, 2018, Initial Class shares outperformed—and Service Class shares underperformed—the –0.29% return of the Morningstar Bank Loan Category Average.2

What factors affected the Portfolio’s performance relative to its primary benchmark during the reporting period?

During the reporting period, the Portfolio held underweight positions in credits rated CCC3 and below and in credits rated BBB that detracted from the Portfolio’s performance relative to the S&P/LSTA Leveraged Loan Index. The strongest contributors to the Portfolio’s relative performance were overweight positions in credits rated BB and B and an underweight position in credits rated D. (Contributions take weightings and total returns into account.) The Portfolio’s allocation to cash also helped the Portfolio’s relative performance, especially during the fourth quarter of 2018.

What was the Portfolio’s duration4 strategy during the reporting period?

The Portfolio invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Portfolio’s loans, which are typically pegged to LIBOR,5 reset every 30, 60, 90 or 180 days. As of December 31, 2018, the Portfolio’s weighted average days to LIBOR reset was 38 days, which we considered to be a short duration. Since reset dates may vary for different individual loans from 30 days up to 180 days, the actual period between a shift in interest rates and the time when the Portfolio would “catch up” may vary within this range. In any case, floating-rate loans have shorter durations than most other fixed-income financial assets.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The first nine months of 2018 were like what we witnessed in 2017, which we characterized as a “coupon clipping” period for the loan market, with riskier assets generally outperforming on an income basis and principal returns being more limited. During the fourth quarter of 2018, risk assets in general saw market weakness as U.S. equities, high-yield bonds and bank loans all traded lower and mutual funds experienced net outflows. During the fourth quarter, the Portfolio modified its risk exposure by selectively reducing its holdings in the more volatile B-rated credit category and increasing exposure in the BB-rated credit category. In addition, the Portfolio maintained higher-than-typical average cash balances and reduced its equity positions.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s absolute performance and which market segments were particularly weak?

From a sector perspective, the top contributors to the Portfolio’s absolute performance were holdings in the retail and utilities sec-

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on the Morningstar Bank Loan Category Average.
3.

An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its finan-cial commitment on the obligation. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated ‘B’ by S&P is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated ‘CCC’ by S&P is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated ‘D’ by S&P is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.	The London InterBank Offered Rate (LIBOR) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

8	MainStay VP Floating Rate Portfolio

tors. The top absolute performance detractors from a sector perspective were nonferrous metals/minerals and containers/glass.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio did not make any material changes to its sector weightings during the reporting period.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, the Portfolio was underweight relative to the S&P/LSTA Leveraged Loan Index in credits rated

BBB, BB, CCC and D. As of the same date, the Portfolio was overweight relative to the Index in credits rated B and in cash or cash equivalents, which are not constituents of the benchmark.

As of December 31, 2018, the Portfolio’s top five industry exposures were in electronics (underweight relative to the S&P/LSTA Leveraged Loan Index), business equipment/services (overweight), health care (underweight), hotels & casinos (overweight), and chemicals (overweight).

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2018

	Principal Amount	Value
Long-Term Bonds 90.8%† Corporate Bonds 3.1%
Auto Parts & Equipment 0.2%
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26 (a)	$400,000	$352,001
Delphi Technologies PLC 5.00%, due 10/1/25 (a)	800,000	672,000
Goodyear Tire & Rubber Co. 4.875%, due 3/15/27	750,000	658,125

		1,682,126

Building Materials 0.1%
Jeld-Wen, Inc. (a)
4.625%, due 12/15/25	250,000	218,750
4.875%, due 12/15/27	330,000	278,850

		497,600

Chemicals 0.2%
Platform Specialty Products Corp. 5.875%, due 12/1/25 (a)	1,200,000	1,122,000
Starfruit Finco B.V. / Starfruit U.S. Holdco LLC 8.00%, due 10/1/26 (a)(b)	500,000	462,500

		1,584,500

Chemicals, Plastics & Rubber 0.4%
Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.25%, due 2/1/25 (a)	400,000	376,000
Platform Specialty Products Corp. 6.50%, due 2/1/22 (a)	1,500,000	1,500,000
Versum Materials, Inc. 5.50%, due 9/30/24 (a)	1,050,000	1,039,500

		2,915,500

Commercial Services 0.3%
Hertz Corp. 5.875%, due 10/15/20	1,700,000	1,649,000
Refinitiv U.S. Holdings, Inc. 8.25%, due 11/15/26 (a)	500,000	456,875

		2,105,875

Distribution & Wholesale 0.0%‡
KAR Auction Services, Inc. 5.125%, due 6/1/25 (a)	350,000	315,875

Electric 0.7%
NRG Energy, Inc. 7.25%, due 5/15/26	1,300,000	1,348,750
Vistra Energy Corp.
7.375%, due 11/1/22	1,000,000	1,032,500
7.625%, due 11/1/24	1,500,000	1,582,500
8.125%, due 1/30/26 (a)	1,250,000	1,350,000

		5,313,750

	Principal Amount	Value
Environmental Controls 0.1%
Advanced Disposal Services, Inc. 5.625%, due 11/15/24 (a)	$800,000	$782,000

Health Care—Services 0.0%‡
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (a)	170,000	158,525

Household Products & Wares 0.0%‡
Prestige Brands, Inc. 6.375%, due 3/1/24 (a)	300,000	289,500

Housewares 0.0%‡
Scotts Miracle-Gro Co. 5.25%, due 12/15/26	200,000	182,000

Insurance 0.1%
Acrisure, LLC / Acrisure Finance, Inc. 7.00%, due 11/15/25 (a)	970,000	826,925

Machinery—Diversified 0.0%‡
RBS Global, Inc. / Rexnord LLC 4.875%, due 12/15/25 (a)	300,000	272,250

Media 0.1%
E.W. Scripps Co. 5.125%, due 5/15/25 (a)	500,000	458,750
Salem Media Group, Inc. 6.75%, due 6/1/24 (a)	600,000	532,500

		991,250

Miscellaneous—Manufacturing 0.1%
Koppers, Inc. 6.00%, due 2/15/25 (a)	500,000	440,000

Oil & Gas 0.0%‡
EP Energy LLC / Everest Acquistion Finance, Inc. 8.00%, due 2/15/25 (a)	200,000	82,500

Oil & Gas Services 0.0%‡
USA Compression Partners, L.P. / USA Compression Finance Corp. 6.875%, due 4/1/26 (a)	360,000	345,600

Packaging & Containers 0.3%
ARD Finance S.A. 7.125% (7.875% PIK), due 9/15/23 (c)	670,000	601,325
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 7.25%, due 5/15/24 (a)	600,000	598,500

10	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Packaging & Containers (continued)
Greif, Inc. 7.75%, due 8/1/19	$650,000	$661,375
Plastipak Holdings, Inc. 6.25%, due 10/15/25 (a)	220,000	194,700

		2,055,900

Pharmaceuticals 0.2%
Bausch Health Cos., Inc. (a)
5.50%, due 11/1/25	300,000	279,750
6.50%, due 3/15/22	1,000,000	1,005,000

		1,284,750

Pipelines 0.1%
Energy Transfer, L.P. 4.25%, due 3/15/23	600,000	577,500

Retail 0.0%‡
PetSmart, Inc. 5.875%, due 6/1/25 (a)	200,000	144,500

Trucking & Leasing 0.2%
DAE Funding LLC 5.25%, due 11/15/21 (a)	1,700,000	1,672,375

Total Corporate Bonds (Cost $25,569,170)		24,520,801

Floating Rate Loans 77.7% (d)
Aerospace & Defense 1.2%
DAE Aviation Holdings, Inc. 1st Lien Term Loan 6.27% (1 Month LIBOR + 3.75%), due 7/7/22	4,073,246	4,016,220
Engility Corp. Term Loan B2 5.272% (1 Month LIBOR + 2.75%), due 8/12/23	709,958	703,746
Science Applications International Corp. 2018 Term Loan B 4.272% (1 Month LIBOR + 1.75%), due 10/31/25	900,000	857,812
TransDigm, Inc.
2018 Term Loan F 5.022% (1 Month LIBOR + 2.50%), due 6/9/23	3,677,996	3,465,364
2018 Term Loan E 5.022% (1 Month LIBOR + 2.50%), due 5/30/25	992,500	934,191

		9,977,333

	Principal Amount	Value
Automobile 2.5%
American Axle and Manufacturing, Inc.
Term Loan B 4.74% (3 Month LIBOR + 2.25%), due 4/6/24	$975,898	$923,444
Term Loan B 4.76% (1 Month LIBOR + 2.25%), due 4/6/24	1,436,905	1,359,672
AP Exhaust Acquisition LLC 1st Lien Term Loan 7.618% (3 Month LIBOR + 5.00%), due 5/10/24	725,908	653,317
Autodata, Inc. 1st Lien Term Loan 5.772% (1 Month LIBOR + 3.25%), due 12/13/24 (e)	1,192,866	1,139,187
Belron Finance U.S. LLC Term Loan B 4.839% (3 Month LIBOR + 2.25%), due 11/7/24 (e)	990,000	942,975
CH Hold Corp. 1st Lien Term Loan 5.522% (1 Month LIBOR + 3.00%), due 2/1/24	1,933,980	1,907,388
Chassix, Inc. (e)
2017 1st Lien Term Loan 8.188% (3 Month LIBOR + 5.50%), due 11/15/23	731,667	717,033
2017 1st Lien Term Loan 8.375% (3 Month LIBOR + 5.50%), due 11/15/23	753,333	738,267
KAR Auction Services, Inc. Term Loan B5 5.313% (3 Month LIBOR + 2.50%), due 3/9/23	2,292,285	2,227,338
L&W, Inc. 2018 Term Loan B 6.506% (1 Month LIBOR + 4.00%), due 5/22/25 (e)	796,000	776,100
Mavis Tire Express Services Corp.
2018 1st Lien Term Loan 5.754% (1 Month LIBOR + 3.25%), due 3/20/25	1,373,754	1,325,672
2018 Delayed Draw Term Loan 5.754% (3 Month LIBOR + 2.00%), due 3/20/25	33,259	32,095
Tenneco, Inc. 2018 Term Loan B 5.272% (1 Month LIBOR + 2.75%), due 10/1/25	2,600,000	2,434,250
Tower Automotive Holdings USA LLC 2017 Term Loan B 5.188% (1 Month LIBOR + 2.75%), due 3/7/24	2,365,118	2,243,905

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Automobile (continued)
Truck Hero, Inc. 1st Lien Term Loan 6.256% (1 Month LIBOR + 3.75%), due 4/21/24	$2,249,083	$2,166,616

		19,587,259

Banking 2.0%
Advisor Group, Inc. 2018 Term Loan 6.272% (1 Month LIBOR + 3.75%), due 8/15/25 (e)	1,997,500	1,957,550
Broadstreet Partners, Inc. 2018 Term Loan B 5.772% (1 Month LIBOR + 3.25%), due 11/8/23	1,481,108	1,423,715
Capital Automotive L.P. 2017 2nd Lien Term Loan 8.53% (1 Month LIBOR + 6.00%), due 3/24/25	2,829,416	2,795,816
Edelman Financial Center LLC 2018 1st Lien Term Loan 5.686% (3 Month LIBOR + 3.25%), due 7/21/25	700,000	671,417
GGP, Inc. 1st Lien Term Loan B 5.022% (1 Month LIBOR + 2.50%), due 8/27/25	4,500,000	4,228,393
Greenhill & Co., Inc. (e)
1st Lien Term Loan 6.365% (3 Month LIBOR + 3.75%), due 10/12/22	578,571	575,679
1st Lien Term Loan 6.538% (3 Month LIBOR + 3.75%), due 10/12/22	750,000	746,250
1st Lien Term Loan 6.553% (3 Month LIBOR + 3.75%), due 10/12/22	77,679	77,290
Jane Street Group LLC 2018 Term Loan B 5.527% (3 Month LIBOR + 3.00%), due 8/25/22 (e)	1,889,887	1,837,916
Russell Investments U.S. Inst’l Holdco, Inc. Term Loan B 5.772% (1 Month LIBOR + 3.25%), due 6/1/23	982,368	955,353
Trans Union LLC 2018 Term Loan B4 4.522% (1 Month LIBOR + 2.00%), due 6/19/25	447,750	430,027

	Principal Amount	Value
Banking (continued)
VFH Parent LLC 2018 Term Loan 5.554% (3 Month LIBOR + 2.75%), due 12/30/21	$335,312	$331,120

		16,030,526

Beverage, Food & Tobacco 3.4%
8th Avenue Food & Provisions, Inc. 2018 1st Lien Term Loan 6.099% (1 Month LIBOR + 3.75%), due 10/1/25	600,000	585,750
Acosta Holdco, Inc. 2015 Term Loan 5.772% (1 Month LIBOR + 3.25%), due 9/26/21	2,158,831	1,298,897
Advantage Sales & Marketing, Inc. 2014 1st Lien Term Loan 5.772% (1 Month LIBOR + 3.25%), due 7/23/21	3,316,884	2,914,711
Incremental Term Loan B 5.772% (1 Month LIBOR + 3.25%), due 7/25/21	985,000	865,569
2014 2nd Lien Term Loan 9.022% (1 Month LIBOR + 6.50%), due 7/25/22	625,000	487,500
Albertsons LLC
2017 Term Loan B6 5.691% (3 Month LIBOR + 3.00%), due 6/22/23	1,189,540	1,131,253
USD 2017 Term Loan B5 5.822% (3 Month LIBOR + 3.00%), due 12/21/22	1,496,203	1,433,148
American Seafoods Group LLC
2017 1st Lien Term Loan 5.28% (3 Month LIBOR + 2.75%), due 8/21/23	1,210,440	1,162,023
2017 1st Lien Term Loan 7.25% (PRIME + 1.75%), due 8/21/23	18,551	17,809
Arctic Glacier U.S.A., Inc. 2018 Term Loan B 6.022% (1 Month LIBOR + 3.50%), due 3/20/24	1,768,635	1,689,046
ASP MSG Acquisition Co., Inc. 2017 Term Loan B 6.522% (1 Month LIBOR + 4.00%), due 8/16/23	2,151,570	2,065,507
CH Guenther & Son, Inc. 2018 Term Loan B 5.272% (1 Month LIBOR + 2.75%), due 3/31/25	1,741,250	1,662,894

12	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Beverage, Food & Tobacco (continued)
Chobani LLC 2017 Term Loan B 6.022% (1 Month LIBOR + 3.50%), due 10/10/23	$982,499	$908,812
Hearthside Food Solutions LLC 2018 Term Loan B 6.21% (1 Month LIBOR + 3.687%), due 5/23/25	1,292,253	1,232,486
JBS USA LLC
2017 Term Loan B 5.022% (1 Month LIBOR + 2.50%), due 10/30/22	695,333	667,085
2017 Term Loan B 5.301% (3 Month LIBOR + 2.50%), due 10/30/22	4,056,005	3,891,230
Post Holdings, Inc. 2017 Series A Incremental Term Loan 4.51% (1 Month LIBOR + 2.00%), due 5/24/24	595,227	573,650
U.S. Foods, Inc. 2016 Term Loan B 4.522% (1 Month LIBOR + 2.00%), due 6/27/23	2,433,750	2,301,921
United Natural Foods, Inc. Term Loan B 6.772% (1 Month LIBOR + 4.25%), due 10/22/25	3,000,000	2,445,000

		27,334,291

Broadcasting & Entertainment 3.1%
CBS Radio, Inc. 2017 Term Loan B 5.256% (1 Month LIBOR + 2.75%), due 11/18/24	1,520,941	1,425,882
Charter Communications Operating LLC 2017 Term Loan B 4.53% (1 Month LIBOR + 2.00%), due 4/30/25	4,950,000	4,732,200
Cumulus Media New Holdings, Inc. Exit Term Loan 7.03% (1 Month LIBOR + 4.50%), due 5/15/22	951,192	889,365
Global Eagle Entertainment, Inc. 1st Lien Term Loan 10.02% (6 Month LIBOR + 7.50%), due 1/6/23	860,625	863,493
iHeartCommunications, Inc. Term Loan D TBD, due 1/30/19 (f)(g)	1,750,000	1,157,188
Tribune Media Co.
Term Loan 5.522% (1 Month LIBOR + 3.00%), due 12/27/20	208,885	206,535

	Principal Amount	Value
Broadcasting & Entertainment (continued)
Tribune Media Co. (continued)
Term Loan C 5.522% (1 Month LIBOR + 3.00%), due 1/27/24	$3,360,742	$3,287,226
Unitymedia Finance LLC Term Loan B 4.705% (1 Month LIBOR + 2.25%), due 9/30/25	1,500,000	1,444,218
Univision Communications, Inc. Term Loan C5 5.272% (1 Month LIBOR + 2.75%), due 3/15/24	5,263,851	4,740,098
Virgin Media Bristol LLC 2017 Term Loan 4.955% (1 Month LIBOR + 2.50%), due 1/15/26	4,047,619	3,829,048
WideOpenWest Finance LLC 2017 Term Loan B 5.72% (3 Month LIBOR + 3.25%), due 8/18/23	1,960,188	1,812,193

		24,387,446

Buildings & Real Estate 2.8%
Big Ass Fans LLC 2018 Term Loan 6.553% (3 Month LIBOR + 3.75%), due 5/21/24	485,971	476,251
Core & Main L.P. 2017 Term Loan B 5.707% (3 Month LIBOR + 3.00%), due 8/1/24	1,116,693	1,077,609
2017 Term Loan B 5.738% (3 Month LIBOR + 3.00%), due 8/1/24	989,538	954,904
DTZ U.S. Borrower LLC 2018 Add On Term Loan B 5.772% (1 Month LIBOR + 3.25%), due 8/21/25	2,992,500	2,850,356
Jeld-Wen, Inc. 2017 1st Lien Term Loan 4.803% (3 Month LIBOR + 2.00%), due 12/14/24	773,437	736,699
Ply Gem Midco, Inc. 2018 Term Loan 6.175% (3 Month LIBOR + 3.75%), due 4/12/25 (e)	2,588,496	2,355,532
Priso Acquisition Corp. 2017 Term Loan B 5.522% (1 Month LIBOR + 3.00%), due 5/8/22 (h)	1,047,374	997,624
Realogy Group LLC 2018 Term Loan B 4.705% (1 Month LIBOR + 2.25%), due 2/8/25	2,870,901	2,705,824

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Buildings & Real Estate (continued)
Reece, Ltd. 2018 Term Loan B 4.81% (3 Month LIBOR + 2.00%), due 7/2/25	$373,125	$356,335
SIWF Holdings, Inc.
1st Lien Term Loan 6.72% (3 Month LIBOR + 4.25%), due 6/15/25	663,333	643,433
2nd Lien Term Loan 10.97% (3 Month LIBOR + 8.50%), due 6/15/26 (e)	120,000	110,400
SMG Holdings, Inc. 2017 1st Lien Term Loan 5.522% (1 Month LIBOR + 3.00%), due 1/23/25	1,488,750	1,436,644
SRS Distribution, Inc. 2018 1st Lien Term Loan 5.772% (1 Month LIBOR + 3.25%), due 5/23/25	2,093,500	1,949,197
VC GB Holdings, Inc. 2017 1st Lien Term Loan 5.522% (1 Month LIBOR + 3.00%), due 2/28/24 (e)	2,408,574	2,264,060
Wilsonart LLC 2017 Term Loan B 6.06% (3 Month LIBOR + 3.25%), due 12/19/23	4,014,917	3,834,245

		22,749,113

Cargo Transport 0.0%‡
PODS LLC 2018 1st Lien Term Loan 5.182% (1 Month LIBOR + 2.75%), due 12/6/24	296,251	282,920

Chemicals, Plastics & Rubber 3.2%
Allnex USA, Inc. Term Loan B3 5.956% (3 Month LIBOR + 3.25%), due 9/13/23	957,693	937,342
Cabot Microelectronics Corp. Term Loan B 4.813% (1 Month LIBOR + 2.25%), due 11/14/25	900,000	865,125
Emerald Performance Materials LLC New 1st Lien Term Loan 6.022% (1 Month LIBOR + 3.50%), due 8/1/21	1,672,409	1,605,513
New 2nd Lien Term Loan 10.272% (1 Month LIBOR + 7.75%), due 8/1/22	700,000	696,500

	Principal Amount	Value
Chemicals, Plastics & Rubber (continued)
Encapsys LLC 1st Lien Term Loan 5.772% (1 Month LIBOR + 3.25%), due 11/7/24 (e)	$992,500	$957,762
Flex Acquisition Co., Inc. 1st Lien Term Loan 5.349% (1 Month LIBOR + 3.00%), due 12/29/23	1,477,500	1,387,003
Flint Group U.S. LLC 1st Lien Term Loan B2 5.487% (3 Month LIBOR + 3.00%), due 9/7/21	1,780,305	1,584,471
Ineos U.S. Finance LLC 2017 Term Loan B 4.522% (1 Month LIBOR + 2.00%), due 3/31/24	1,980,000	1,876,876
MacDermid, Inc. Term Loan B6 5.522% (1 Month LIBOR + 3.00%), due 6/7/23 (e)	3,388,046	3,320,285
Minerals Technologies, Inc.
2017 Term Loan B 4.72% (1 Month LIBOR + 2.25%), due 2/14/24	539,086	520,218
2017 Term Loan B 4.76% (1 Month LIBOR + 2.25%), due 2/14/24	16,111	15,547
2017 Term Loan B 4.78% (1 Month LIBOR + 2.25%), due 2/14/24	25,778	24,876
2017 Term Loan B 5.08% (3 Month LIBOR + 2.25%), due 2/14/24	161,114	155,475
Nexeo Solutions LLC
2017 Repriced Term Loan 5.777% (3 Month LIBOR + 3.25%), due 6/9/23	1,191,169	1,170,324
2017 Repriced Term Loan 5.957% (3 Month LIBOR + 3.25%), due 6/9/23	1,174,777	1,154,219
2017 Repriced Term Loan 6.053% (3 Month LIBOR + 3.25%), due 6/9/23	1,124,243	1,104,569
TricorBraun Holdings, Inc. (h)
2016 1st Lien Term Loan TBD, due 11/30/23	1,362,691	1,334,302
1st Lien Delayed Draw Term Loan TBD, due 11/30/23	137,309	134,449
Tronox Blocked Borrower LLC Term Loan B 5.522% (1 Month LIBOR + 3.00%), due 9/23/24	1,197,209	1,160,866

14	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Tronox Finance LLC Term Loan B 5.522% (1 Month LIBOR + 3.00%), due 9/23/24	$2,762,791	$2,678,921
Venator Materials Corp. Term Loan B 5.522% (1 Month LIBOR + 3.00%), due 8/8/24 (e)	1,975,000	1,881,187
Zep, Inc. 2017 1st Lien Term Loan 6.803% (3 Month LIBOR + 4.00%), due 8/12/24 (h)	1,481,250	1,303,500

		25,869,330

Containers, Packaging & Glass 2.9%
Anchor Glass Container Corp.
2017 1st Lien Term Loan 5.22% (3 Month LIBOR + 2.75%), due 12/7/23	1,349,196	1,128,828
2017 1st Lien Term Loan 5.272% (1 Month LIBOR + 2.75%), due 12/7/23	799,563	668,968
Berlin Packaging LLC
2018 1st Lien Term Loan 5.35% (1 Month LIBOR + 3.00%), due 11/7/25	708,589	670,502
2018 1st Lien Term Loan 5.53% (1 Month LIBOR + 3.00%), due 11/7/25	146,403	138,533
2018 1st Lien Term Loan 5.81% (3 Month LIBOR + 3.00%), due 11/7/25	94,781	89,687
BWAY Holding Co. 2017 Term Loan B 5.658% (3 Month LIBOR + 3.25%), due 4/3/24	3,940,000	3,701,137
Caraustar Industries, Inc. 2017 Term Loan B 8.303% (3 Month LIBOR + 5.50%), due 3/14/22	1,766,729	1,751,821
Charter NEX U.S. Holdings, Inc. 2017 Term Loan B 5.272% (1 Month LIBOR + 2.75%), due 5/16/24	2,955,000	2,796,169
Consolidated Container Co. LLC 2017 1st Lien Term Loan 5.272% (1 Month LIBOR + 2.75%), due 5/22/24	1,975,050	1,896,048
Fort Dearborn Co.
2016 1st Lien Term Loan 6.347% (1 Month LIBOR + 4.00%), due 10/19/23	1,159	1,078

	Principal Amount	Value
Containers, Packaging & Glass (continued)
Fort Dearborn Co. (continued)
2016 1st Lien Term Loan 6.408% (3 Month LIBOR + 4.00%), due 10/19/23	$2,448,842	$2,277,423
2016 2nd Lien Term Loan 10.908% (3 Month LIBOR + 8.50%), due 10/19/24	1,000,000	875,000
Klockner-Pentaplast of America, Inc. 2017 Term Loan B2 6.772% (1 Month LIBOR + 4.25%), due 6/30/22	2,468,750	2,106,666
Rack Merger Sub, Inc. 2nd Lien Term Loan 9.705% (1 Month LIBOR + 7.25%), due 10/3/22	340,741	338,185
Ranpak Corp. 2015 Term Loan 5.772% (1 Month LIBOR + 3.25%), due 10/1/21 (e)	1,746,181	1,724,354
Reynolds Group Holdings, Inc. 2017 Term Loan 5.272% (1 Month LIBOR + 2.75%), due 2/5/23	2,218,075	2,110,498
Trident TPI Holdings, Inc. 2017 USD Term Loan B1 5.772% (1 Month LIBOR + 3.25%), due 10/17/24 (e)	739,200	696,696

		22,971,593

Diversified/Conglomerate Manufacturing 2.6%
Allied Universal Holdco LLC
2015 Term Loan 6.272% (1 Month LIBOR + 3.75%), due 7/28/22	1,757,549	1,657,954
Incremental Term Loan 6.772% (1 Month LIBOR + 4.25%), due 7/28/22	2,000,000	1,906,250
Filtration Group Corp. 2018 1st Lien Term Loan 5.522% (1 Month LIBOR + 3.00%), due 3/29/25	1,885,750	1,812,677
Gardner Denver, Inc. 2017 Term Loan B 5.272% (1 Month LIBOR + 2.75%), due 7/30/24	1,424,193	1,373,752
Gopher Resource LLC 1st Lien Term Loan 5.772% (1 Month LIBOR + 3.25%), due 3/6/25	1,855,324	1,785,750
GYP Holdings III Corp. 2018 Term Loan B 5.272% (1 Month LIBOR + 2.75%), due 6/1/25	464,333	437,634

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Manufacturing (continued)
Hyster-Yale Group, Inc. Term Loan B 5.772% (1 Month LIBOR + 3.25%), due 5/30/23 (e)	$462,500	$454,406
Iron Mountain, Inc. 2018 Term Loan B 4.272% (1 Month LIBOR + 1.75%), due 1/2/26	1,860,938	1,753,934
LTI Holdings, Inc. 2018 Add On 1st Lien Term Loan 6.022% (1 Month LIBOR + 3.50%), due 9/6/25 (e)	598,500	564,086
Pre-Paid Legal Services, Inc. 2018 1st Lien Term Loan 5.522% (1 Month LIBOR + 3.00%), due 5/1/25 (e)	1,559,750	1,520,756
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 5.272% (1 Month LIBOR + 2.75%), due 11/15/23	3,336,792	3,169,953
Red Ventures LLC 2018 Term Loan B 5.522% (1 Month LIBOR + 3.00%), due 11/8/24	4,077,281	3,873,417
TRC Cos., Inc. Term Loan 6.022% (1 Month LIBOR + 3.50%), due 6/21/24 (e)	888,750	862,088

		21,172,657

Diversified/Conglomerate Service 4.8%
Applied Systems, Inc.
2017 1st Lien Term Loan 5.522% (1 Month LIBOR + 3.00%), due 9/19/24	2,962,500	2,829,187
2017 2nd Lien Term Loan 9.522% (1 Month LIBOR + 7.00%), due 9/19/25	460,000	452,812
Blackhawk Network Holdings, Inc. 2018 1st Lien Term Loan 5.522% (1 Month LIBOR + 3.00%), due 6/15/25	995,000	944,421
BrightView Landscapes LLC (e)
2018 1st Lien Term Loan B 5.00% (1 Month LIBOR + 2.50%), due 8/15/25	612,022	582,951
2018 1st Lien Term Loan B 5.063% (1 Month LIBOR + 2.50%), due 8/15/25	515,645	491,152

	Principal Amount	Value
Diversified/Conglomerate Service (continued)
Change Healthcare Holdings, Inc. 2017 Term Loan B 5.272% (1 Month LIBOR + 2.75%), due 3/1/24	$2,062,500	$1,955,079
Cypress Intermediate Holdings III, Inc. 2017 1st Lien Term Loan 5.53% (1 Month LIBOR + 3.00%), due 4/26/24	1,970,000	1,871,500
Element Materials Technology Group US Holdings, Inc. 2017 USD Term Loan B 6.303% (3 Month LIBOR + 3.50%), due 6/28/24	992,481	972,632
Greeneden U.S. Holdings II LLC 2018 USD Term Loan B 5.772% (1 Month LIBOR + 3.25%), due 12/1/23	1,470,187	1,398,515
Information Resources, Inc. 2018 1st Lien Term Loan 7.022% (1 Month LIBOR + 4.50%), due 12/1/25	2,250,000	2,189,999
J.D. Power and Associates (e)
2018 1st Lien Term Loan 6.272% (1 Month LIBOR + 3.75%), due 9/7/23	2,857,820	2,772,086
2nd Lien Term Loan 11.022% (1 Month LIBOR + 8.50%), due 9/7/24	304,688	298,594
Kronos, Inc. 2017 Term Loan B 5.541% (3 Month LIBOR + 3.00%), due 11/1/23	4,077,764	3,878,973
Mitchell International, Inc. 2017 1st Lien Term Loan 5.772% (1 Month LIBOR + 3.25%), due 11/29/24	1,488,750	1,420,826
MKS Instruments, Inc. 2017 Term Loan B3 4.272% (1 Month LIBOR + 1.75%), due 5/1/23	924,096	911,389
Monitronics International, Inc. Term Loan B2 8.303% (3 Month LIBOR + 5.50%), due 9/30/22	1,141,966	1,014,066
MX Holdings U.S., Inc. Term Loan B1B 5.522% (1 Month LIBOR + 3.00%), due 7/31/25 (e)	3,262,876	3,156,833
Prime Security Services Borrower LLC 2016 1st Lien Term Loan 5.272% (1 Month LIBOR + 2.75%), due 5/2/22	3,257,959	3,115,423

16	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Diversified/Conglomerate Service (continued)
Sophia L.P. 2017 Term Loan B 6.053% (3 Month LIBOR + 3.25%), due 9/30/22	$1,905,570	$1,821,010
TruGreen, Ltd. Partnership 2017 Term Loan 6.421% (1 Month LIBOR + 4.00%), due 4/13/23 (e)	1,759,725	1,737,728
Verint Systems, Inc. 2018 Term Loan B 4.349% (1 Month LIBOR + 2.00%), due 6/28/24	2,462,500	2,333,219
Verscend Holding Corp. 2018 Term Loan B 7.022% (1 Month LIBOR + 4.50%), due 8/27/25	997,500	960,925
WEX, Inc. 2017 Term Loan B2 4.772% (1 Month LIBOR + 2.25%), due 6/30/23	975,000	936,000

		38,045,320

Ecological 0.5%
Advanced Disposal Services, Inc. Term Loan B3 4.669% (1 Week LIBOR + 2.25%), due 11/10/23	3,601,231	3,454,182
Rocket Software, Inc. 2018 Term Loan 6.772% (1 Month LIBOR + 4.25%), due 11/28/25	900,000	879,750

		4,333,932

Electronics 11.3%
Almonde, Inc.
1st Lien Term Loan 6.303% (3 Month LIBOR + 3.50%), due 6/13/24	3,754,185	3,491,393
2nd Lien Term Loan 10.053% (3 Month LIBOR + 7.25%), due 6/13/25	1,400,000	1,280,125
ASG Technologies Group, Inc. 2018 Term Loan 6.022% (1 Month LIBOR + 3.50%), due 7/31/24	1,514,205	1,461,208
Barracuda Networks, Inc.
1st Lien Term Loan 5.72% (3 Month LIBOR + 3.25%), due 2/12/25	1,492,500	1,419,118
2nd Lien Term Loan 9.72% (3 Month LIBOR + 7.25%), due 2/12/26	50,000	46,500

	Principal Amount	Value
Electronics (continued)
BMC Software Finance, Inc. 2018 USD Term Loan B 7.053% (3 Month LIBOR + 4.25%), due 10/2/25	$4,968,000	$4,754,376
Cologix, Inc. 2017 1st Lien Term Loan 5.506% (1 Month LIBOR + 3.00%), due 3/20/24	1,955,076	1,854,063
Colorado Buyer, Inc.
Term Loan B 5.38% (1 Month LIBOR + 3.00%), due 5/1/24	985,000	939,033
2nd Lien Term Loan 9.63% (1 Month LIBOR + 7.25%), due 5/1/25	800,000	726,000
CommScope, Inc. Term Loan B5 4.522% (1 Month LIBOR + 2.00%), due 12/29/22	445,332	418,612
Compuware Corp. 2018 Term Loan B 6.006% (1 Month LIBOR + 3.50%), due 8/22/25	199,999	195,749
Cortes NP Acquisition Corp. 2017 Term Loan B 6.707% (3 Month LIBOR + 4.00%), due 11/30/23	1,079,783	977,203
Diebold, Inc. 2017 Term Loan B 5.188% (1 Month LIBOR + 2.75%), due 11/6/23	1,213,499	1,019,339
DigiCert, Inc. 2017 Term Loan B1 6.522% (1 Month LIBOR + 4.00%), due 10/31/24	2,493,750	2,369,063
Dynatrace LLC 2018 1st Lien Term Loan 5.772% (1 Month LIBOR + 3.25%), due 8/22/25	750,000	718,125
EIG Investors Corp.
2018 1st Lien Term Loan 6.272% (1 Month LIBOR + 3.75%), due 2/9/23	13,821	13,338
2018 1st Lien Term Loan 6.441% (3 Month LIBOR + 3.75%), due 2/9/23	4,146,442	4,001,316
Epicor Software Corp. 1st Lien Term Loan 5.78% (1 Month LIBOR + 3.25%), due 6/1/22	6,160,167	5,875,259

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Exact Merger Sub LLC 1st Lien Term Loan 7.063% (3 Month LIBOR + 4.25%), due 9/27/24 (e)	$1,481,250	$1,459,031
Financial & Risk US Holdings, Inc. 2018 USD Term Loan 6.272% (1 Month LIBOR + 3.75%), due 10/1/25	3,500,000	3,262,000
Flexential Intermediate Corp. 2017 1st Lien Term Loan 6.313% (3 Month LIBOR + 3.50%), due 8/1/24	1,185,000	1,076,375
Flexera Software LLC 2018 1st Lien Term Loan 5.78% (1 Month LIBOR + 3.25%), due 2/26/25	446,625	429,039
GreenSky Holdings LLC 2018 Term Loan B 5.813% (1 Month LIBOR + 3.25%), due 3/31/25	1,339,875	1,289,630
GTCR Valor Cos., Inc. 2017 Term Loan B1 5.553% (3 Month LIBOR + 2.75%), due 6/16/23	1,775,071	1,696,671
Hyland Software, Inc.
2018 Term Loan 3 6.022% (1 Month LIBOR + 3.50%), due 7/1/24	4,672,343	4,489,341
2017 2nd Lien Term Loan 9.522% (1 Month LIBOR + 7.00%), due 7/7/25	208,333	206,250
Infor (U.S.), Inc. Term Loan B6 5.272% (1 Month LIBOR + 2.75%), due 2/1/22	2,691,553	2,571,779
Informatica Corp. 2018 Term Loan 5.772% (1 Month LIBOR + 3.25%), due 8/5/22	1,477,144	1,429,137
MA FinanceCo. LLC Term Loan B3 5.022% (1 Month LIBOR + 2.50%), due 6/21/24	365,745	340,143
McAfee LLC
2018 USD Term Loan B 6.272% (1 Month LIBOR + 3.75%), due 9/30/24	3,661,740	3,559,211
2017 2nd Lien Term Loan 11.006% (1 Month LIBOR + 8.50%), due 9/29/25	1,375,000	1,361,250

	Principal Amount	Value
Electronics (continued)
MH Sub I LLC 2017 1st Lien Term Loan 6.254% (1 Month LIBOR + 3.75%), due 9/13/24	$4,115,821	$3,906,601
NeuStar, Inc. 2018 Term Loan B3 5.022% (1 Month LIBOR + 2.50%), due 1/8/20	393,300	387,892
Project Alpha Intermediate Holding, Inc. 2017 Term Loan B 5.94% (3 Month LIBOR + 3.50%), due 4/26/24	1,970,000	1,894,894
RP Crown Parent LLC 2016 Term Loan B 5.272% (1 Month LIBOR + 2.75%), due 10/12/23	2,352,000	2,254,980
Seattle Spinco, Inc. USD Term Loan B3 5.022% (1 Month LIBOR + 2.50%), due 6/21/24	2,469,969	2,297,071
Sirius Computer Solutions, Inc. 2016 Term Loan 6.772% (1 Month LIBOR + 4.25%), due 10/30/22	631,010	620,756
Solera LLC Term Loan B 5.272% (1 Month LIBOR + 2.75%), due 3/3/23	2,699,533	2,537,561
SonicWALL, Inc. 1st Lien Term Loan 6.145% (3 Month LIBOR + 3.50%), due 5/16/25	400,000	380,000
SS&C Technologies, Inc.
2018 Term Loan B3 4.772% (1 Month LIBOR + 2.25%), due 4/16/25	5,648,026	5,329,314
2018 Term Loan B5 4.772% (1 Month LIBOR + 2.25%), due 4/16/25	1,994,971	1,880,882
Tempo Acquisition LLC Term Loan 5.522% (1 Month LIBOR + 3.00%), due 5/1/24	3,447,500	3,288,053
Tibco Software, Inc. Repriced Term Loan B 6.01% (1 Month LIBOR + 3.50%), due 12/4/20	1,616,926	1,572,461
Veritas Bermuda, Ltd.
Repriced Term Loan B 7.022% (1 Month LIBOR + 4.50%), due 1/27/23	1,679,342	1,427,440
Repriced Term Loan B 7.303% (3 Month LIBOR + 4.50%), due 1/27/23	550,555	467,972

18	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Electronics (continued)
Vertafore, Inc. 2018 1st Lien Term Loan 6.053% (3 Month LIBOR + 3.25%), due 7/2/25	$400,000	$379,286
Web.com Group, Inc.
2018 Term Loan B 6.17% (3 Month LIBOR + 3.75%), due 10/10/25	1,600,000	1,537,000
2018 2nd Lien Term Loan 10.17% (3 Month LIBOR + 7.75%), due 10/9/26 (e)	1,246,230	1,227,536
Western Digital Corp. 2018 Term Loan B4 4.256% (1 Month LIBOR + 1.75%), due 4/29/23	1,786,981	1,700,611
Xerox Business Services LLC Term Loan B 5.022% (1 Month LIBOR + 2.50%), due 12/7/23	1,472,387	1,391,406
Zebra Technologies Corp. 2018 Term Loan B 4.095% (3 Month LIBOR + 1.75%), due 10/27/21	735,120	725,471

		89,936,864

Finance 1.7%
Alliant Holdings I, Inc. 2018 Term Loan B 5.205% (1 Month LIBOR + 2.75%), due 5/9/25	1,806,297	1,702,435
Brand Energy & Infrastructure Services, Inc. 2017 Term Loan 6.727% (3 Month LIBOR + 4.25%), due 6/21/24	3,958,541	3,742,801
2017 Term Loan 6.759% (3 Month LIBOR + 4.25%), due 6/21/24	763,665	722,045
Duff & Phelps Corp. 2017 Term Loan B 5.772% (1 Month LIBOR + 3.25%), due 2/13/25	3,928,646	3,701,523
iStar, Inc. (e)
2016 Term Loan B 5.13% (1 Month LIBOR + 2.75%), due 6/28/23	412,485	394,954
2016 Term Loan B 5.22% (1 Month LIBOR + 2.75%), due 6/28/23	416,651	398,943
Transplace Holdings, Inc. 1st Lien Term Loan 6.22% (3 Month LIBOR + 3.75%), due 10/7/24	1,188,023	1,158,322

	Principal Amount	Value
Finance (continued)
USS Ultimate Holdings, Inc. 1st Lien Term Loan 6.272% (1 Month LIBOR + 3.75%), due 8/25/24	$1,580,000	$1,537,866

		13,358,889

Healthcare, Education & Childcare 6.9%
Acadia Healthcare Company, Inc. 2018 Term Loan B4 5.022% (1 Month LIBOR + 2.50%), due 2/16/23	743,606	714,791
AHP Health Partners, Inc. 2018 Term Loan 7.022% (1 Month LIBOR + 4.50%), due 6/30/25	1,326,667	1,296,817
Akorn, Inc. Term Loan B 8.063% (1 Month LIBOR + 5.50%), due 4/16/21	172,328	137,575
Alliance Healthcare Services, Inc. 2017 Term Loan B 7.022% (1 Month LIBOR + 4.50%), due 10/24/23	877,500	859,950
Alvogen Pharma US, Inc. 2018 Term Loan B 7.27% (1 Month LIBOR + 4.75%), due 4/2/22	2,920,132	2,847,128
Amneal Pharmaceuticals LLC 2018 Term Loan B 6.063% (1 Month LIBOR + 3.50%), due 5/4/25	2,238,230	2,109,532
Avantor, Inc. 2017 1st Lien Term Loan 6.572% (3 Month LIBOR + 3.75%), due 11/21/24	2,024,230	1,958,443
Carestream Dental Equipment, Inc. 2017 1st Lien Term Loan 6.053% (3 Month LIBOR + 3.25%), due 9/1/24	987,500	948,000
Community Health Systems, Inc. Term Loan H 5.957% (3 Month LIBOR + 3.25%), due 1/27/21	2,241,612	2,141,860
Concentra, Inc. 2018 1st Lien Term Loan 5.13% (1 Month LIBOR + 2.75%), due 6/1/22	3,423,918	3,261,282
DaVita HealthCare Partners, Inc. Term Loan B 5.272% (1 Month LIBOR + 2.75%), due 6/24/21	2,759,038	2,722,826

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Healthcare, Education & Childcare (continued)
Envision Healthcare Corp. 2018 1st Lien Term Loan 6.272% (1 Month LIBOR + 3.75%), due 10/10/25	$1,875,000	$1,746,354
Equian LLC Add on Term Loan B 5.756% (1 Month LIBOR + 3.25%), due 5/20/24	3,323,162	3,190,236
ExamWorks Group, Inc. 2017 Term Loan 5.772% (1 Month LIBOR + 3.25%), due 7/27/23	1,949,358	1,890,064
Explorer Holdings, Inc. 2016 Term Loan B 6.553% (3 Month LIBOR + 3.75%), due 5/2/23	1,034,091	997,898
Gentiva Health Services, Inc. 2018 1st Lien Term Loan 6.313% (1 Month LIBOR + 3.75%), due 7/2/25	1,299,910	1,260,912
Jaguar Holding Co. II 2018 Term Loan 5.022% (1 Month LIBOR + 2.50%), due 8/18/22	4,697,936	4,448,682
Kinetic Concepts, Inc. 2017 Term Loan B 6.053% (3 Month LIBOR + 3.25%), due 2/2/24	3,940,000	3,782,400
Ortho-Clinical Diagnostics S.A. 2018 Term Loan B 5.756% (1 Month LIBOR + 3.25%), due 6/30/25	3,982,851	3,691,107
Parexel International Corp. Term Loan B 5.272% (1 Month LIBOR + 2.75%), due 9/27/24	1,728,125	1,557,473
PharMerica Corp. 1st Lien Term Loan 5.955% (1 Month LIBOR + 3.50%), due 12/6/24	595,500	564,981
RegionalCare Hospital Partners Holdings, Inc. 2018 Term Loan B 7.129% (3 Month LIBOR + 4.50%), due 11/16/25	1,666,667	1,573,612
RPI Finance Trust Term Loan B6 4.522% (1 Month LIBOR + 2.00%), due 3/27/23	1,936,654	1,870,485

	Principal Amount	Value
Healthcare, Education & Childcare (continued)
Select Medical Corp.
2017 Term Loan B 4.96% (1 Month LIBOR + 2.50%), due 3/6/25	$3,436,087	$3,272,873
2017 Term Loan B 7.00% (PRIME + 1.50%), due 3/6/25	2,663	2,536
Sound Inpatient Physicians 2018 1st Lien Term Loan 5.272% (1 Month LIBOR + 2.75%), due 6/27/25	497,500	481,331
Team Health Holdings, Inc. 1st Lien Term Loan 5.272% (1 Month LIBOR + 2.75%), due 2/6/24	3,922,576	3,510,705
U.S. Anesthesia Partners, Inc. 2017 Term Loan 5.522% (1 Month LIBOR + 3.00%), due 6/23/24	1,858,380	1,772,894
Universal Hospital Services, Inc. Term Loan TBD, due 10/18/25 (e)(h)	900,000	868,500

		55,481,247

Home and Office Furnishings, Housewares & Durable Consumer Products 0.6%
Comfort Holding LLC 1st Lien Term Loan 7.272% (1 Month LIBOR + 4.75%), due 2/5/24	1,179,000	1,102,276
Resideo Funding, Inc. Term Loan B 4.49% (3 Month LIBOR + 2.00%), due 10/24/25	900,000	867,375
Serta Simmons Bedding LLC 1st Lien Term Loan 5.879% (1 Month LIBOR + 3.50%), due 11/8/23	2,713,824	2,238,905
1st Lien Term Loan 5.932% (1 Month LIBOR + 3.50%), due 11/8/23	762,257	628,862

		4,837,418

Hotels, Motels, Inns & Gaming 4.9%
Affinity Gaming LLC Initial Term Loan 5.772% (1 Month LIBOR + 3.25%), due 7/1/23	2,503,083	2,363,328
AP Gaming I LLC 2018 Incremental Term Loan 6.022% (1 Month LIBOR + 3.50%), due 2/15/24	1,872,298	1,830,171

20	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming (continued)
Caesars Entertainment Operating Co. Exit Term Loan 4.522% (1 Month LIBOR + 2.00%), due 10/6/24	$1,650,000	$1,559,250
Caesars Resort Collection LLC 2017 1st Lien Term Loan B 5.272% (1 Month LIBOR + 2.75%), due 12/22/24	3,960,000	3,781,800
Churchill Downs, Inc. 2017 Term Loan B 4.53% (1 Month LIBOR + 2.00%), due 12/27/24	1,987,481	1,905,497
CityCenter Holdings LLC 2017 Term Loan B 4.772% (1 Month LIBOR + 2.25%), due 4/18/24	2,856,500	2,699,392
Everi Payments, Inc. Term Loan B 5.522% (1 Month LIBOR + 3.00%), due 5/9/24	3,212,434	3,099,999
Hilton Worldwide Finance LLC Term Loan B2 4.256% (1 Month LIBOR + 1.75%), due 10/25/23	2,235,804	2,146,372
MGM Growth Properties Operating Partnership, L.P. 2016 Term Loan B 4.522% (1 Month LIBOR + 2.00%), due 4/25/23	3,010,583	2,871,343
Penn National Gaming, Inc. 2018 1st Lien Term Loan B 4.705% (1 Month LIBOR + 2.25%), due 10/15/25	333,333	320,298
Scientific Games International, Inc.
2018 Term Loan B5 5.245% (2 Month LIBOR + 2.75%), due 8/14/24	5,172,779	4,844,308
2018 Term Loan B5 5.272% (1 Month LIBOR + 2.75%), due 8/14/24	1,237,782	1,159,183
Station Casinos LLC 2016 Term Loan B 5.03% (1 Month LIBOR + 2.50%), due 6/8/23	3,159,193	3,042,205
UFC Holdings LLC 1st Lien Term Loan 5.78% (1 Month LIBOR + 3.25%), due 8/18/23	3,601,154	3,505,979
Wyndham Destinations, Inc. 2018 1st Lien Term Loan 4.772% (1 Month LIBOR + 2.25%), due 5/30/25	997,500	967,575

	Principal Amount	Value
Hotels, Motels, Inns & Gaming (continued)
Wyndham Hotels & Resorts, Inc. Term Loan B 4.272% (1 Month LIBOR + 1.75%), due 5/30/25	$1,496,250	$1,434,530
Wynn Resorts, Ltd. Term Loan B 4.78% (1 Month LIBOR + 2.25%), due 10/30/24	1,500,000	1,410,000

		38,941,230

Insurance 2.7%
AmWINS Group, Inc.
2017 Term Loan B 5.137% (1 Month LIBOR + 2.75%), due 1/25/24	557,863	531,829
2017 Term Loan B 5.272% (1 Month LIBOR + 2.75%), due 1/25/24	1,892,137	1,803,837
AssuredPartners, Inc. 2017 1st Lien Add-On Term Loan 5.772% (1 Month LIBOR + 3.25%), due 10/22/24	2,256,074	2,120,709
Asurion LLC
2017 Term Loan B4 5.522% (1 Month LIBOR + 3.00%), due 8/4/22	2,233,840	2,141,136
2018 Term Loan B6 5.522% (1 Month LIBOR + 3.00%), due 11/3/23	1,663,039	1,588,896
2018 Term Loan B7 5.522% (1 Month LIBOR + 3.00%), due 11/3/24	466,406	444,252
2017 2nd Lien Term Loan 9.022% (1 Month LIBOR + 6.50%), due 8/4/25	1,466,667	1,422,667
Hub International, Ltd. 2018 Term Loan B 5.24% (3 Month LIBOR + 2.75%), due 4/25/25	2,458,235	2,314,839
MPH Acquisition Holdings LLC 2016 Term Loan B 5.553% (3 Month LIBOR + 2.75%), due 6/7/23	2,429,395	2,282,416
NFP Corp. Term Loan B 5.522% (1 Month LIBOR + 3.00%), due 1/8/24	1,474,925	1,391,345
Sedgwick Claims Management Services, Inc. 2018 Term Loan B TBD, due 11/6/25 (h)	3,000,000	2,862,501

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Insurance (continued)
USI, Inc. 2017 Repriced Term Loan 5.803% (3 Month LIBOR + 3.00%), due 5/16/24	$2,962,500	$2,789,194

		21,693,621

Leisure, Amusement, Motion Pictures & Entertainment 2.5%
Boyd Gaming Corp. Term Loan B3 4.666% (1 Week LIBOR + 2.25%), due 9/15/23	2,119,665	2,019,865
Creative Artists Agency LLC 2018 Term Loan B 5.47% (3 Month LIBOR + 3.00%), due 2/15/24	1,921,765	1,847,296
Fitness International LLC
2018 Term Loan A 5.272% (1 Month LIBOR + 2.75%), due 4/18/23	1,326,000	1,309,425
2018 Term Loan B 5.772% (1 Month LIBOR + 3.25%), due 4/18/25	565,162	537,611
Intrawest Resorts Holdings, Inc. Term Loan B1 5.522% (1 Month LIBOR + 3.00%), due 7/31/24	1,994,962	1,916,825
Lions Gate Capital Holdings LLC 2018 Term Loan B 4.772% (1 Month LIBOR + 2.25%), due 3/24/25	744,375	713,359
LTF Merger Sub, Inc. 2017 Term Loan B 5.457% (3 Month LIBOR + 2.75%), due 6/10/22	2,813,202	2,704,894
Marriott Ownership Resorts, Inc. 2018 Term Loan B 4.772% (1 Month LIBOR + 2.25%), due 8/29/25	1,200,000	1,165,500
Recess Holdings, Inc.
2017 1st Lien Term Loan 6.272% (3 Month LIBOR + 3.75%), due 9/29/24	246,727	238,091
2017 1st Lien Term Loan 6.553% (3 Month LIBOR + 3.75%), due 9/29/24	246,727	238,091
TKC Holdings, Inc.
2017 1st Lien Term Loan 6.28% (1 Month LIBOR + 3.75%), due 2/1/23	2,579,063	2,438,826
2017 2nd Lien Term Loan 10.53% (1 Month LIBOR + 8.00%), due 2/1/24	150,000	146,625

	Principal Amount	Value
Leisure, Amusement, Motion Pictures & Entertainment (continued)
Travel Leaders Group LLC 2018 Term Loan B 6.455% (1 Month LIBOR + 4.00%), due 1/25/24	$1,119,375	$1,103,984
TriMark USA LLC 2017 1st Lien Term Loan 6.03% (1 Month LIBOR + 3.50%), due 8/28/24	1,185,128	1,084,392
William Morris Endeavor Entertainment LLC 2018 1st Lien Term Loan 5.28% (3 Month LIBOR + 2.75%), due 5/18/25	2,702,887	2,475,393

		19,940,177

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.2%
Altra Industrial Motion Corp. 2018 Term Loan B 4.522% (1 Month LIBOR + 2.00%), due 10/1/25	1,477,612	1,403,731
Anvil International LLC Term Loan B 7.00% (2 Month LIBOR + 4.50%), due 8/1/24	1,468,906	1,443,200
Columbus McKinnon Corp. 2018 Term Loan B 5.303% (3 Month LIBOR + 2.50%), due 1/31/24	1,118,203	1,081,861
CPM Holdings, Inc. (e)
2018 1st Lien Term Loan 6.272% (3 Month LIBOR + 3.75%), due 11/15/25	1,500,000	1,458,750
2018 2nd Lien Term Loan 10.772% (3 Month LIBOR + 8.25%), due 11/15/26	1,000,000	980,000
Rexnord LLC 2017 Term Loan B 4.522% (1 Month LIBOR + 2.00%), due 8/21/24	1,315,482	1,273,825
Welbilt, Inc. 2018 Term Loan B 5.022% (1 Month LIBOR + 2.50%), due 10/23/25	2,284,178	2,169,970

		9,811,337

Mining, Steel, Iron & Non-Precious Metals 1.5%
American Rock Salt Co. LLC 2018 1st Lien Term Loan 6.272% (1 Month LIBOR + 3.75%), due 3/21/25	1,240,625	1,197,203
Gates Global LLC 2017 USD Repriced Term Loan B 5.272% (1 Month LIBOR + 2.75%), due 4/1/24	2,431,289	2,305,166

22	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Mining, Steel, Iron & Non-Precious Metals (continued)
GrafTech Finance, Inc. 2018 Term Loan B 6.022% (1 Month LIBOR + 3.50%), due 2/12/25 (e)	$2,925,000	$2,764,125
HFOTCO LLC 2018 Term Loan B 5.28% (1 Month LIBOR + 2.75%), due 6/26/25	796,000	779,085
Keane Group Holdings LLC 2018 1st Lien Term Loan 6.313% (1 Month LIBOR + 3.75%), due 5/25/25	995,000	915,400
MRC Global (US) Inc. 2018 1st Lien Term Loan B 5.522% (1 Month LIBOR + 3.00%), due 9/20/24	1,485,000	1,429,313
U.S. Silica Co. 2018 Term Loan B 6.563% (1 Month LIBOR + 4.00%), due 5/1/25	1,488,750	1,284,791
Unimin Corp. Term Loan 6.553% (3 Month LIBOR + 3.75%), due 6/1/25	1,421,429	1,005,661

		11,680,744

Oil & Gas 1.9%
Apergy Corp. 2018 1st Lien Term Loan 5.063% (1 Month LIBOR + 2.50%), due 5/9/25	534,940	502,843
Ascent Resources—Marcellus LLC 2018 Exit Term Loan 8.887% (1 Month LIBOR + 6.50%), due 3/30/23	166,667	166,458
Fieldwood Energy LLC Exit 1st Lien TL 7.772% (1 Month LIBOR + 5.25%), due 4/11/22	305,556	284,167
Exit 2nd Lien TL 9.772% (1 Month LIBOR + 7.25%), due 4/11/23	912,500	789,313
GIP III Stetson I, L.P 2018 Term Loan B 6.695% (3 Month LIBOR + 4.25%), due 7/19/25	1,800,000	1,732,500
HGIM Corp. 2018 Exit Term Loan 8.508% (6 Month LIBOR + 6.00%), due 7/3/23	224,292	223,171

	Principal Amount	Value
Oil & Gas (continued)
Lucid Energy Group II LLC 2018 1st Lien Term Loan 5.504% (1 Month LIBOR + 3.00%), due 2/17/25	$1,389,500	$1,269,656
McDermott Technology Americas, Inc. 2018 1st Lien Term Loan 7.522% (1 Month LIBOR + 5.00%), due 5/10/25	1,985,000	1,844,065
Medallion Midland Acquisition LLC 1st Lien Term Loan 5.772% (1 Month LIBOR + 3.25%), due 10/30/24	594,000	552,420
PES Holdings LLC
2018 Term Loan C 6.303% (PIK + 3.00%), due 12/31/22 (c)	1,011,341	854,583
2018 Term Loan A 9.053% (3 Month LIBOR + 6.25%), due 12/31/22	733,559	727,141
Seadrill Partners Finco LLC Term Loan B 8.803% (3 Month LIBOR + 6.00%), due 2/21/21 (h)	1,893,440	1,462,682
Spade Facilities II LLC Term Loan 6.272% (1 Month LIBOR + 3.75%), due 12/13/25	2,000,000	1,950,000
Summit Midstream Partners Holdings LLC Term Loan B 8.522% (1 Month LIBOR + 6.00%), due 5/13/22	1,322,708	1,292,947
Traverse Midstream Partners LLC 2017 Term Loan 6.60% (6 Month LIBOR + 4.00%), due 9/27/24	1,333,333	1,276,667

		14,928,613

Personal & Nondurable Consumer Products (Manufacturing Only) 1.6%
American Builders & Contractors Supply Co., Inc. 2018 Term Loan B 4.522% (1 Month LIBOR + 2.00%), due 10/31/23	2,114,831	2,007,580
Hillman Group, Inc. 2018 Term Loan B 6.803% (3 Month LIBOR + 4.00%), due 5/31/25	1,393,000	1,316,385
Prestige Brands, Inc. Term Loan B4 4.522% (1 Month LIBOR + 2.00%), due 1/26/24	575,982	551,863

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
Revlon Consumer Products Corp. 2016 Term Loan B 6.207% (3 Month LIBOR + 3.50%), due 9/7/23	$2,525,208	$1,777,115
Spectrum Brands, Inc.
2017 Term Loan B 4.39% (1 Month LIBOR + 2.00%), due 6/23/22	114,168	110,957
2017 Term Loan B 4.53% (1 Month LIBOR + 2.00%), due 6/23/22	1,299,904	1,263,344
2017 Term Loan B 4.59% (3 Month LIBOR + 2.00%), due 6/23/22	456,867	444,017
SRAM LLC
2018 Term Loan B 5.223% (3 Month LIBOR + 2.75%), due 3/15/24	1,561,725	1,483,639
2018 Term Loan B 5.369% (2 Month LIBOR + 2.75%), due 3/15/24	1,539,729	1,462,743
2018 Term Loan B 7.25% (PRIME + 1.75%), due 3/15/24	64,199	60,989
Varsity Brands, Inc. 2017 Term Loan B 6.022% (1 Month LIBOR + 3.50%), due 12/15/24	1,980,010	1,923,579

		12,402,211

Personal Transportation 0.2%
Uber Technologies 2018 Incremental Term Loan 5.955% (1 Month LIBOR + 3.50%), due 7/13/23	1,592,880	1,541,112

Personal, Food & Miscellaneous Services 1.4%
Aramark Services, Inc. 2018 Term Loan B3 4.272% (1 Month LIBOR + 1.75%), due 3/11/25	932,663	901,962
Golden Nugget, Inc. 2017 Incremental Term Loan 5.186% (3 Month LIBOR + 2.75%), due 10/4/23	1,327,744	1,263,348
2017 Incremental Term Loan 5.277% (3 Month LIBOR + 2.75%), due 10/4/23	1,672,321	1,591,213

	Principal Amount	Value
Personal, Food & Miscellaneous Services (continued)
IRB Holding Corp. 1st Lien Term Loan 5.682% (1 Month LIBOR + 3.25%), due 2/5/25	$1,488,750	$1,416,794
KFC Holding Co. 2018 Term Loan B 4.22% (1 Month LIBOR + 1.75%), due 4/3/25	2,932,986	2,849,397
Weight Watchers International, Inc. 2017 Term Loan B 7.56% (3 Month LIBOR + 4.75%), due 11/29/24	3,580,769	3,527,058

		11,549,772

Printing & Publishing 1.0%
Getty Images, Inc. Term Loan B 6.022% (1 Month LIBOR + 3.50%), due 10/18/19	2,110,769	2,042,922
McGraw-Hill Global Education Holdings LLC 2016 Term Loan B 6.522% (1 Month LIBOR + 4.00%), due 5/4/22	2,193,571	1,980,613
PowerSchool 2018 Term Loan B 5.629% (1 Month LIBOR + 3.25%), due 8/1/25	2,000,000	1,912,500
Prometric Holdings, Inc. 1st Lien Term Loan 5.53% (1 Month LIBOR + 3.00%), due 1/29/25 (e)	1,516,050	1,459,198
Shutterfly, Inc. Term Loan B2 5.28% (1 Month LIBOR + 2.75%), due 8/17/24	895,506	864,163

		8,259,396

Radio and TV Broadcasting 0.4%
Gray Television, Inc. 2018 Term Loan C TBD, due 11/2/25 (h)	2,950,000	2,840,428

Real Estate 0.2%
Forest City Enterprises, L.P. Term Loan B 6.383% (1 Month LIBOR + 4.00%), due 12/7/25	1,600,000	1,552,000

Retail Store 3.8%
Alphabet Holding Co., Inc. 2017 1st Lien Term Loan 6.022% (1 Month LIBOR + 3.50%), due 9/26/24	2,073,750	1,864,648

24	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Floating Rate Loans (continued)
Retail Store (continued)
Bass Pro Group LLC Term Loan B 7.522% (1 Month LIBOR + 5.00%), due 9/25/24	$2,962,500	$2,829,187
Belk, Inc. Term Loan 7.365% (3 Month LIBOR + 4.75%), due 12/12/22	1,428,917	1,148,135
BJ’s Wholesale Club, Inc. 2017 1st Lien Term Loan 5.432% (1 Month LIBOR + 3.00%), due 2/3/24	2,384,659	2,307,157
CNT Holdings III Corp. 2017 Term Loan 5.78% (1 Month LIBOR + 3.25%), due 1/22/23	1,254,127	1,203,962
Harbor Freight Tools USA, Inc. 2018 Term Loan B 5.022% (1 Month LIBOR + 2.50%), due 8/18/23	1,420,712	1,336,062
Leslie’s Poolmart, Inc. 2016 Term Loan 6.022% (1 Month LIBOR + 3.50%), due 8/16/23	3,839,220	3,660,055
Michaels Stores, Inc.
2018 Term Loan B 4.97% (1 Month LIBOR + 2.50%), due 1/30/23	790,602	755,683
2018 Term Loan B 5.006% (1 Month LIBOR + 2.50%), due 1/30/23	136,311	130,290
2018 Term Loan B 5.022% (1 Month LIBOR + 2.50%), due 1/30/23	2,092,361	1,999,947
Neiman Marcus Group, Ltd. LLC 2020 Term Loan 5.63% (1 Month LIBOR + 3.25%), due 10/25/20	1,833,620	1,551,701
Party City Holdings, Inc. 2018 Term Loan B 5.03% (1 Month LIBOR + 2.50%), due 8/19/22	2,007,806	1,941,549
Petco Animal Supplies, Inc. 2017 Term Loan B 5.777% (3 Month LIBOR + 3.25%), due 1/26/23	2,593,333	1,893,133
PetSmart, Inc. Term Loan B2 5.38% (1 Month LIBOR + 3.00%), due 3/11/22	3,281,166	2,582,277

	Principal Amount	Value
Retail Store (continued)
Sally Holdings LLC Term Loan B2 4.50%, due 7/5/24 (e)	$1,166,667	$1,061,667
Staples, Inc. 2017 Term Loan B 6.541% (3 Month LIBOR + 4.00%), due 9/12/24	4,125,000	3,939,375

		30,204,828

Telecommunications 2.4%
Avaya, Inc.
2018 Term Loan B 6.694% (2 Month LIBOR + 4.25%), due 12/15/24	561,923	542,607
2018 Term Loan B 6.705% (1 Month LIBOR + 4.25%), due 12/15/24	923,077	891,346
CenturyLink, Inc. 2017 Term Loan B 5.272% (1 Month LIBOR + 2.75%), due 1/31/25	1,980,000	1,845,112
CSC Holdings LLC 2018 Term Loan B 4.955% (1 Month LIBOR + 2.50%), due 1/25/26	3,731,250	3,560,236
Frontier Communications Corp. 2017 Term Loan B1 6.28% (1 Month LIBOR + 3.75%), due 6/15/24	1,477,500	1,364,841
Microchip Technology, Inc. 2018 Term Loan B 4.53% (1 Month LIBOR + 2.00%), due 5/29/25	1,808,667	1,712,205
Rackspace Hosting, Inc. 2017 Incremental 1st Lien Term Loan 5.582% (3 Month LIBOR + 3.00%), due 11/3/23	888,722	777,187
Radiate Holdco LLC 1st Lien Term Loan 5.522% (1 Month LIBOR + 3.00%), due 2/1/24	1,375,500	1,290,391
SBA Senior Finance II LLC 2018 Term Loan B 4.53% (1 Month LIBOR + 2.00%), due 4/11/25	1,826,478	1,747,940
Sprint Communications, Inc. 1st Lien Term Loan B 5.063% (1 Month LIBOR + 2.50%), due 2/2/24	1,965,000	1,871,662
Syniverse Holdings, Inc.
2018 1st Lien Term Loan 7.455% (1 Month LIBOR + 5.00%), due 3/9/23	1,674,844	1,457,114

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Floating Rate Loans (continued)
Telecommunications (continued)
Syniverse Holdings, Inc. (continued)
2018 2nd Lien Term Loan 11.455% (1 Month LIBOR + 9.00%), due 3/11/24 (e)	$500,000	$410,000
West Corp. 2017 Term Loan 6.527% (3 Month LIBOR + 4.00%), due 10/10/24	1,746,129	1,594,434

		19,065,075

Utilities 2.5%
Astoria Energy LLC Term Loan B 6.53% (1 Month LIBOR + 4.00%), due 12/24/21	2,298,792	2,256,648
Calpine Corp. Term Loan B5 5.31% (3 Month LIBOR + 2.50%), due 1/15/24	1,702,530	1,613,147
Compass Power Generation LLC 2018 Term Loan B 6.022% (1 Month LIBOR + 3.50%), due 12/20/24	691,054	678,961
Dayton Power & Light Co. Term Loan B 4.51% (1 Month LIBOR + 2.00%), due 8/24/22 (e)	490,000	483,875
EIF Channelview Cogeneration LLC 2018 Term Loan B 6.78% (1 Month LIBOR + 4.25%), due 5/3/25	1,395,626	1,377,018
ExGen Renewables IV LLC Term Loan B 5.71% (3 Month LIBOR + 3.00%), due 11/28/24	983,157	933,999
Granite Acquisition, Inc.
Term Loan B 6.303% (3 Month LIBOR + 3.50%), due 12/19/21	2,935,901	2,876,267
Term Loan C 6.303% (3 Month LIBOR + 3.50%), due 12/19/21	197,900	193,880
2nd Lien Term Loan B 10.053% (3 Month LIBOR + 7.25%), due 12/19/22	699,859	677,988
Helix Gen Funding LLC Term Loan B 6.272% (1 Month LIBOR + 3.75%), due 6/2/24	2,853,252	2,657,602

	Principal Amount	Value
Utilities (continued)
Southeast PowerGen LLC Term Loan B 6.03% (1 Month LIBOR + 3.50%), due 12/2/21	$433,088	$416,486
TEX Operations Co. LLC Exit Term Loan B 4.522% (1 Month LIBOR + 2.00%), due 8/4/23	3,192,000	3,059,532
Vistra Energy Corp.
1st Lien Term Loan B3 4.455% (1 Month LIBOR + 2.00%), due 12/31/25	1,463,415	1,402,683
1st Lien Term Loan B3 4.522% (1 Month LIBOR + 2.00%), due 12/31/25	526,585	504,732
Vistra Operations Co. LLC 2016 Term Loan B2 4.772% (1 Month LIBOR + 2.25%), due 12/14/23	643,125	619,276

		19,752,094

Total Floating Rate Loans (Cost $655,393,179)		620,518,776

Foreign Floating Rate Loans 10.0% (d)
Broadcasting & Entertainment 0.6%
Altice France S.A. 2018 Term Loan B13 6.455% (1 Month LIBOR + 4.00%), due 8/14/26	1,250,000	1,171,875
Numericable Group S.A.
Term Loan B11 5.272% (1 Month LIBOR + 2.75%), due 7/31/25	2,950,063	2,691,932
Term Loan B12 6.143% (1 Month LIBOR + 3.687%), due 1/31/26	989,975	914,799

		4,778,606

Chemicals, Plastics & Rubber 1.1%
Allnex (Luxembourg) & Cy S.C.A. 2016 Term Loan B2 5.956% (3 Month LIBOR + 3.25%), due 9/13/23	1,271,124	1,244,113
Alpha 3 B.V. 2017 Term Loan B1 5.803% (3 Month LIBOR + 3.00%), due 1/31/24	1,944,580	1,847,351
Diamond (BC) B.V. Term Loan 5.527% (3 Month LIBOR + 3.00%), due 9/6/24	1,650,000	1,518,000

26	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Flint Group GmbH Term Loan C 5.487% (3 Month LIBOR + 3.00%), due 9/7/21	$294,305	$261,932
OXEA Holding Drei GmbH 2017 Term Loan B2 5.938% (3 Month LIBOR + 3.50%), due 10/14/24 (e)	2,300,000	2,213,750
Starfruit Finco B.V. 2018 USD Term Loan B 5.599% (1 Month LIBOR + 3.25%), due 10/1/25	2,250,000	2,103,750

		9,188,896

Diversified/Conglomerate Manufacturing 0.6%
AI Ladder (Luxembourg) Subco S.A R.L. 2018 Term Loan 7.02% (3 Month LIBOR + 4.50%), due 7/9/25 (e)	821,619	809,295
Bright Bidco B.V. 2018 Term Loan B 6.022% (1 Month LIBOR + 3.50%), due 6/30/24	638,197	535,288
2018 Term Loan B 6.303% (3 Month LIBOR + 3.50%), due 6/30/24	1,331,915	1,117,144
Garda World Security Corp.
2017 Term Loan 6.236% (PRIME + 3.50%), due 5/24/24	2,174,200	2,068,208
2017 Term Loan 8.00% (3 Month LIBOR + 2.50%), due 5/24/24	5,532	5,262

		4,535,197

Ecological 0.2%
GFL Environmental, Inc. 2018 Term Loan B 5.522% (1 Month LIBOR + 3.00%), due 5/30/25	1,592,441	1,484,951

Electronics 1.1%
Avast Software B.V. 2018 USD Term Loan B 5.303% (3 Month LIBOR + 2.50%), due 9/30/23	1,436,814	1,386,525
Camelot UK Holdco, Ltd. 2017 Repriced Term Loan 5.772% (1 Month LIBOR + 3.25%), due 10/3/23	1,436,122	1,366,470

	Principal Amount	Value
Electronics (continued)
ION Trading Technologies S.A R.L. USD Incremental Term Loan B 6.522% (1 Month LIBOR + 4.00%), due 11/21/24 (e)	$1,975,912	$1,857,357
Oberthur Technologies S.A. 2016 Term Loan B1 6.553% (3 Month LIBOR + 3.75%), due 1/10/24	1,106,500	1,070,539
SS&C Technologies Holdings Europe S.A R.L. 2018 Term Loan B4 4.772% (1 Month LIBOR + 2.25%), due 4/16/25	2,142,373	2,024,543
Trader Corp. 2017 Term Loan B 5.506% (1 Month LIBOR + 3.00%), due 9/28/23 (e)	1,283,127	1,289,542

		8,994,976

Healthcare, Education & Childcare 1.7%
Auris Luxembourg III S.A.R.L. 2018 USD Term Loan B TBD, due 7/20/25 (h)	1,687,500	1,636,875
Carestream Health, Inc. 1st Lien Term Loan 8.405% (1 Month LIBOR + 5.75%), due 2/28/21	2,538,365	2,535,743
2nd Lien Term Loan 12.022% (1 Month LIBOR + 9.50%), due 6/7/21	1,334,257	1,330,499
Endo Luxembourg Finance Co. I S.A R.L. 2017 Term Loan B 6.813% (1 Month LIBOR + 4.25%), due 4/29/24	3,818,119	3,589,032
Mallinckrodt International Finance S.A. Term Loan B 5.553% (3 Month LIBOR + 2.75%), due 9/24/24	1,094,582	996,460
Valeant Pharmaceuticals International, Inc. 2018 Term Loan B 5.379% (1 Month LIBOR + 3.00%), due 6/2/25	4,132,040	3,946,098

		14,034,707

Hotels, Motels, Inns & Gaming 1.3%
Belmond Interfin, Ltd. Dollar Term Loan 5.272% (1 Month LIBOR + 2.75%), due 7/3/24	1,576,000	1,560,240
Four Seasons Hotels, Ltd. New 1st Lien Term Loan 4.522% (1 Month LIBOR + 2.00%), due 11/30/23	2,484,911	2,368,431

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Foreign Floating Rate Loans (continued)
Hotels, Motels, Inns & Gaming (continued)
Gateway Casinos & Entertainment, Ltd. 2018 Term Loan B 5.803% (3 Month LIBOR + 3.00%), due 12/1/23 (e)	$597,000	$580,582
GVC Holdings PLC 2018 Term Loan 5.022% (1 Month LIBOR + 2.50%), due 3/29/24	1,493,737	1,446,125
Stars Group Holdings B.V. 2018 USD Incremental Term Loan 6.303% (3 Month LIBOR + 3.50%), due 7/10/25	4,527,250	4,377,688

		10,333,066

Leisure, Amusement, Motion Pictures & Entertainment 0.7%
Bombardier Recreational Products, Inc. 2016 Term Loan B 4.52% (1 Month LIBOR + 2.00%), due 5/23/25	1,703,482	1,643,150
Delta 2 (LUX) S.A.R.L. 2018 USD Term Loan 5.022% (1 Month LIBOR + 2.50%), due 2/1/24	3,568,089	3,354,004
DHX Media, Ltd. Term Loan B 6.272% (1 Month LIBOR + 3.75%), due 12/29/23 (e)	830,105	796,901

		5,794,055

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 0.2%
Titan Acquisition, Ltd. 2018 Term Loan B 5.522% (1 Month LIBOR + 3.00%), due 3/28/25	1,860,938	1,710,899

Oil & Gas 0.2%
Grizzly Acquisitions, Inc. 2018 Term Loan B 5.646% (3 Month LIBOR + 3.25%), due 10/1/25	1,197,000	1,170,068
MEG Energy Corp. 2017 Term Loan B 6.03% (1 Month LIBOR + 3.50%), due 12/31/23	136,875	133,795

		1,303,863

Personal & Nondurable Consumer Products (Manufacturing Only) 0.3%
Array Canada, Inc. Term Loan B 7.803% (3 Month LIBOR + 5.00%), due 2/10/23	875,492	829,528

	Principal Amount	Value
Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
KIK Custom Products, Inc. 2015 Term Loan B 6.522% (1 Month LIBOR + 4.00%), due 5/15/23	$1,350,000	$1,275,750

		2,105,278

Personal, Food & Miscellaneous Services 0.4%
1011778 B.C. Unlimited Liability Co. Term Loan B3 4.772% (1 Month LIBOR + 2.25%), due 2/16/24	999,573	950,011
Jacobs Douwe Egberts International B.V. 2018 USD Term Loan B 4.563% (3 Month LIBOR + 2.00%), due 11/1/25	2,020,728	1,960,106

		2,910,117

Printing & Publishing 0.4%
Springer Science & Business Media Deutschland GmbH Term Loan B13 6.016% (1 Month LIBOR + 3.50%), due 8/15/22	2,958,272	2,905,269

Retail Store 0.3%
EG Finco, Ltd. 2018 USD Term Loan 6.813% (3 Month LIBOR + 4.00%), due 2/7/25	1,488,752	1,427,341
EG Group, Ltd. 2018 USD Term Loan B 6.813% (3 Month LIBOR + 4.00%), due 2/7/25	1,191,000	1,141,871

		2,569,212

Telecommunications 0.9%
Digicel International Finance, Ltd. 2017 Term Loan B 5.96% (3 Month LIBOR + 3.25%), due 5/28/24	518,439	464,003
Intelsat Jackson Holdings S.A. 2017 Term Loan B3 6.256% (1 Month LIBOR + 3.75%), due 11/27/23	4,139,180	3,999,483
Telesat Canada Term Loan B4 5.31% (3 Month LIBOR + 2.50%), due 11/17/23	3,297,359	3,124,247

		7,587,733

Total Foreign Floating Rate Loans (Cost $83,961,663)		80,236,825

Total Long-Term Bonds (Cost $764,924,012)		725,276,402

28	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Affiliated Investment Company 0.3%
Fixed Income Fund 0.3%
MainStay MacKay High Yield Corporate Bond Fund Class I	492,059	$2,627,596

Total Affiliated Investment Company (Cost $2,792,371)		2,627,596

Common Stocks 0.6%
Communications Equipment 0.0%‡
Energy Future Holdings Corp. (e)(i)(j)(h)	94,456	0

Energy Equipment & Services 0.2%
Pacific Drilling S.A. (j)	49,911	666,312
Transocean, Ltd. (j)	52,291	362,900

		1,029,212

Hotels, Restaurants & Leisure 0.0%‡
Caesars Entertainment Corp. (j)	19,323	131,203

Media 0.0%‡
Cumulus Media, Inc., Class A (j)	18,705	202,014

Metals & Mining 0.3%
AFGlobal Corp. (e)(h)(i)(j)	45,694	2,558,864

Oil & Gas 0.0%‡
HGIM Corp. (e)(h)(i)(j)	527	21,870
Templar Energy Corp., Class B (e)(h)(i)(j)	36,393	175
Templar Energy LLC, Class A (e)(h)(i)(j)	36,029	17,294

		39,339

Oil, Gas & Consumable Fuels 0.1%
Ascent Resources (e)(h)(i)(j)	122,031	347,788
Philadelphia Energy Solutions, Inc., Class A (e)(h)(i)(j)	52,608	289,344

		637,132

Total Common Stocks (Cost $4,815,408)		4,597,764

Preferred Stocks 0.0%‡
Oil & Gas 0.0%‡
Templar Energy Corp. (8.00% PIK) (c)(e)(h)(i)(j)	50,162	66,963

Total Preferred Stocks (Cost $227,580)		66,963

	Number of Rights	Value
Rights 0.0%‡
Independent Power & Renewable Electricity Producers 0.0%‡
Vistra Energy Corp. (e)(i)(j)(h)	57,684	$54,223

Total Rights (Cost $47,301)		54,223

	Number of Warrants
Warrants 0.0%‡
Oil & Gas 0.0%‡
HGIM Corp. Expires 7/2/43 (e)(h)(i)(j)	2,358	97,857

Oil, Gas & Consumable Fuels 0.0%‡
Ascent Resources (e)(h)(i)(j)
1st Lien Warrants Expires 3/30/23	11,684	876
2nd Lien Tranche A Expires 3/30/23	15,022	2,103
2nd Lien Tranche B Expires 3/30/23	31,000	930

Total Oil, Gas & Consumable Fuels		3,909

Total Warrants (Cost $100,717)		101,766

	Principal Amount
Short-Term Investments 9.4%
Repurchase Agreement 0.2%
Fixed Income Clearing Corp. 0.50%, dated 12/31/18 due 1/2/19 Proceeds at Maturity $1,128,676 (Collateralized by a United States Treasury Note with a rate of 3.375% and a maturity date of 5/15/44, with a Principal Amount of $1,085,000 and a Market Value of $1,155,571)	$1,128,645	1,128,645

Total Repurchase Agreement (Cost $1,128,645)		1,128,645

U.S. Government & Federal Agencies 9.2% (k)
2.184%, due 1/8/19	265,000	264,950
2.281%, due 1/15/19	49,069,000	49,026,160
2.341%, due 1/15/19	5,645,000	5,639,940
2.358%, due 2/5/19	1,039,000	1,036,656
2.404%, due 1/22/19	17,522,000	17,497,810

Total U.S. Government & Federal Agencies (Cost $73,465,516)		73,465,516

Total Short-Term Investments (Cost $74,594,161)		74,594,161

Total Investments (Cost $847,501,550)	101.1%	807,318,875
Other Assets, Less Liabilities	(1.1)	(8,542,148)
Net Assets	100.0%	$798,776,727

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments December 31, 2018 (continued)

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)

All or a portion of this security was held on loan. As of December 31, 2018, the market value of securities loaned was $472,395 and the Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $526,066 (See Note 2(J)).

(c)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(d)	Floating rate—Rate shown was the rate in effect as of December 31, 2018.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Issue in default.

(g)	Issue in non-accrual status.

(h)

Illiquid security—As of December 31, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $16,899,148, which represented 2.1% of the Portfolio’s net assets. (Unaudited)

(i)

Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, the total market value of fair valued securities was $3,458,287, which represented 0.4% of the Portfolio’s net assets.

(j)	Non-income producing security.
(k)	Interest rate shown represents yield to maturity.

The following abbreviations are used in the preceding pages:

LIBOR—London Interbank Offered Rate

TBD—To Be Determined

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$24,520,801	$—	$24,520,801
Floating Rate Loans (b)	—	572,292,994	48,225,782	620,518,776
Foreign Floating Rate Loans (c)	—	72,689,398	7,547,427	80,236,825

Total Long-Term Bonds	—	669,503,193	55,773,209	725,276,402

Affiliated Investment Company
Fixed Income Funds	2,627,596	—	—	2,627,596
Common Stocks (d)	1,362,429	—	3,235,335	4,597,764
Preferred Stocks (e)	—	—	66,963	66,963
Rights (f)	—	—	54,223	54,223
Warrants (g)	—	—	101,766	101,766
Short-Term Investments
Repurchase Agreement	—	1,128,645	—	1,128,645
U.S. Government & Federal Agencies	—	73,465,516	—	73,465,516

Total Short-Term Investments	—	74,594,161	—	74,594,161

Total Investments in Securities	$3,990,025	$744,097,354	$59,231,496	$807,318,875

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $48,225,782 within the Floating Rate Loans section of the Portfolio of Investments were valued by a pricing service without adjustment.

(c)	The Level 3 securities valued at $7,547,427 within the Foreign Floating Rate Loans section of the Portfolio of Investments were valued by a pricing service without adjustment.

(d)

The Level 3 securities valued at $2,558,864, $39,339, and $637,132 are held in Metals & Mining, Oil & Gas, and Oil, Gas & Consumable Fuels, respectively within the Common Stocks section of the Portfolio of Investments.

(e)	The Level 3 security valued at $66,963 is held in Oil & Gas within the Preferred Stocks section of the Portfolio of Investments.

(f)	The Level 3 security valued at $54,223 is held in Independent Power & Renewable Electricity Producers within the Rights section of the Portfolio of Investments.

(g)	The Level 3 securities valued at $97,857 and $3,909 are held in Oil & Gas, and Oil, Gas & Consumable Fuels, respectively within the Warrants section of the Portfolio of Investments.

30	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Net Transfers out of Level 3	Balance as of December 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2018 (b)
Long-Term Bonds
Floating Rate Loans	$68,265,050	$27,911	$(511,732)	$(656,137)	$28,983,409	$(46,162,303)	$14,088,066	$(15,808,482)	$48,225,782	$(1,938,371)
Foreign Floating Rate Loans	6,982,269	5,780	19,316	655,273	3,979,979	(2,737,131)	2,500,000	(3,858,059)	7,547,427	(237,766)
Common Stocks	2,021,049	—	—	345,438	868,848	—	—	—	3,235,335	345,438
Preferred Stocks	202,592	—	—	(135,629)	—	—	—	—	66,963	(135,629)
Rights	—	—	—	6,922	47,301	—	—	—	54,223	6,922
Warrants	—	—	—	1,048	100,718	—	—	—	101,766	1,048

Total	$77,470,960	$33,691	$(492,416)	$216,915	$33,980,255	$(48,899,434)	$16,588,066	$(19,666,541)	$59,231,496	$(1,958,358)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

As of December 31, 2018, securities with a market value of $16,588,066 transferred from Level 2 to Level 3 as the fair value obtained from an independent pricing service, utilized significant unobservable inputs. As of December 31, 2017, the fair value obtained for these securities, as determined by an independent pricing service, utilized significant other observable inputs.

As of December 31, 2018, securities with a market value of $19,666,541 transferred from Level 3 to Level 2 as the fair value obtained from an independent pricing service, utilized significant other observable inputs. As of December 31, 2017, the fair value obtained for these securities, as determined by an independent pricing service, utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $844,709,179) including securities on loan of $472,395	$804,691,279
Investment in affiliated investment company, at value (identified cost $2,792,371)	2,627,596
Cash	1,033,233
Receivables:
Investment securities sold	14,040,007
Dividend and Interest	3,578,319
Fund shares sold	526,883
Securities lending income	640
Other assets	73,414

Total assets	826,571,371

Liabilities
Unrealized depreciation on unfunded commitments (See Note 5)	6,679
Payables:
Investment securities purchased	19,900,970
Fund shares redeemed	7,141,141
Manager (See Note 3)	415,037
NYLIFE Distributors (See Note 3)	131,570
Professional fees	62,753
Shareholder communication	41,131
Custodian	22,781
Trustees	919
Accrued expenses	2,978
Dividend payable	68,685

Total liabilities	27,794,644

Net assets	$798,776,727

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$92,185
Additional paid-in capital	857,434,264

857,526,449
Total distributable earnings (loss)(1)	(58,749,722)

Net assets	$798,776,727

Initial Class
Net assets applicable to outstanding shares	$187,284,672

Shares of beneficial interest outstanding	21,627,671

Net asset value per share outstanding	$8.66

Service Class
Net assets applicable to outstanding shares	$611,492,055

Shares of beneficial interest outstanding	70,557,546

Net asset value per share outstanding	$8.67

(1)	See Note 11.

32	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Interest	$43,628,852
Dividends affiliated	150,816
Dividends unaffiliated	40,464
Securities lending	5,454

Total income	43,825,586

Expenses
Manager (See Note 3)	4,857,254
Distribution/Service—Service Class (See Note 3)	1,472,140
Professional fees	140,156
Shareholder communication	109,678
Custodian	34,685
Trustees	17,860
Miscellaneous	62,705

Total expenses	6,694,478

Net investment income (loss)	37,131,108

Realized and Unrealized Gain (Loss) on Investments and Unfunded Commitments
Net realized gain (loss) on unaffiliated investments	(2,392,134)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(36,516,120)
Affiliated investments	(188,629)
Unfunded commitments	(6,846)

Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(36,711,595)

Net realized and unrealized gain (loss) on investments and unfunded commitments	(39,103,729)

Net increase (decrease) in net assets resulting from operations	$(1,972,621)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$37,131,108	$36,202,399
Net realized gain (loss) on investments and investments from affiliated investment companies	(2,392,134)	(2,128,673)
Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	(36,711,595)	(646,647)

Net increase (decrease) in net assets resulting from operations	(1,972,621)	33,427,079

Distributions to shareholders(1):
Initial Class	(10,493,538)
Service Class	(26,650,153)

	(37,143,691)

Dividends to shareholders from net investment income:
Initial Class		(12,984,682)
Service Class		(23,308,787)

		(36,293,469)

Total dividends and distributions to shareholders	(37,143,691)	(36,293,469)

Capital share transactions:
Net proceeds from sale of shares	172,373,554	146,827,635
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	37,143,691	36,293,469
Cost of shares redeemed	(212,274,463)	(209,318,003)

Increase (decrease) in net assets derived from capital share transactions	(2,757,218)	(26,196,899)

Net increase (decrease) in net assets	(41,873,530)	(29,063,289)

Net Assets
Beginning of year	840,650,257	869,713,546

End of year(2)	$798,776,727	$840,650,257

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 11).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $639,676 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 11). See Note 4 for tax basis of distributable earnings.

34	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018		2017	2016		2015	2014

Net asset value at beginning of year	$9.08		$9.11	$8.74		$9.05	$9.33

Net investment income (loss) (a)	0.43		0.39	0.35		0.35	0.36

Net realized and unrealized gain (loss) on investments	(0.42)		(0.03)	0.37		(0.31)	(0.28)

Total from investment operations	0.01		0.36	0.72		0.04	0.08

Less dividends:

From net investment income	(0.43)		(0.39)	(0.35)		(0.35)	(0.36)

Net asset value at end of year	$8.66		$9.08	$9.11		$8.74	$9.05

Total investment return (b)	(0.00	%)‡(c)	3.98%	8.45%		0.39%	0.86%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.75%		4.21%	3.94	%(d)	3.88%	3.89%

Net expenses (e)	0.65%		0.64%	0.64	%(f)	0.64%	0.64%

Portfolio turnover rate	29%		52%	36%		35%	48%

Net assets at end of year (in 000’s)	$187,285		$259,054	$287,373		$226,083	$205,057

‡	Less than one-tenth of a percent.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 3.93%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.65%.

	Year ended December 31,

Service Class	2018		2017	2016		2015	2014

Net asset value at beginning of year	$9.09		$9.12	$8.75		$9.06	$9.34

Net investment income (loss) (a)	0.41		0.36	0.33		0.33	0.34

Net realized and unrealized gain (loss) on investments	(0.42)		(0.03)	0.37		(0.31)	(0.28)

Total from investment operations	(0.01)		0.33	0.70		0.02	0.06

Less dividends:

From net investment income	(0.41)		(0.36)	(0.33)		(0.33)	(0.34)

Net asset value at end of year	$8.67		$9.09	$9.12		$8.75	$9.06

Total investment return (b)	(0.25	%)(c)	3.71%	8.18%		0.14%	0.61%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	4.52%		3.96%	3.68	%(d)	3.63%	3.65%

Net expenses (e)	0.90%		0.89%	0.89	%(f)	0.89%	0.89%

Portfolio turnover rate	29%		52%	36%		35%	48%

Net assets at end of year (in 000’s)	$611,492		$581,596	$582,341		$565,278	$581,456

(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 3.67%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.90%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Floating Rate Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2005. Shares of the Portfolio are sold and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

36	MainStay VP Floating Rate Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, including exchange-traded funds (“ETFs”), rights and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using

37

Notes to Financial Statements (continued)

valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2018, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

38	MainStay VP Floating Rate Portfolio

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed.

(I)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London Interbank Offered Rate (“LIBOR”).

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2018, the Portfolio held unfunded commitments. (See Note 5)

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio had securities on loan with a value of

39

Notes to Financial Statements (continued)

$472,395 and received non-cash collateral in the form of U.S. Treasury securities with a value of $526,066.

(K)  Debt Securities and Loan Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Portfolio’s principal investments include floating rate loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAVs could decrease and you could lose money.

In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

(L)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or the “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of average daily net assets as follows: 0.60% up to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the year ended December 31, 2018, the effective management fee rate was 0.60%.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $4,857,254.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its

40	MainStay VP Floating Rate Portfolio

affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on sales	Change in Unrealized Appreciation/ Depreciation	Value, End of Year	Dividend Income		Other Distributions	Shares End of Year

MainStay MacKay High Yield Corporate Bond Fund Class I (a)	$2,829	$—	$(12)	$—	$(189)	$2,628	$151		$—	492
MainStay U.S. Government Liquidity Fund	—	1,754	(1,754)	—	—	—	0	(b)	—	—

	$2,829	$1,754	$(1,766)	$—	$(189)	$2,628	$151		$—

(a)	Prior to February 28, 2018, known as MainStay High Yield Corporate Bond Fund Class I.

(b)	Less than $500.

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$847,534,101	$1,517,532	$(41,732,758)	$(40,215,226)

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$712,062	$(19,154,910)	$(84,969)	$(40,221,905)	$(58,749,722)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and material debt modification. The other temporary differences are primarily due to defaulted bond income accruals.

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $19,154,910, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$66	$19,089

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$37,143,691	$ —	$36,293,469	$ —

Note 5–Commitments and Contingencies

As of December 31, 2018, the Portfolio held unfunded commitments pursuant to the following loan agreements:

Borrower	Unfunded Commitments	Unrealized Appreciation/ (Depreciation)
Mavis Tire Express Services Corp. Delayed Draw Term Loan 5.754%, due 3/20/25	$190,842	$(6,679)

Commitments are available until maturity date.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

41

Notes to Financial Statements (continued)

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, were $226,999 and $264,733, respectively.

Note 10–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	1,195,603	$10,838,825
Shares issued to shareholders in reinvestment of dividends and distributions	1,167,257	10,493,538
Shares redeemed	(9,251,777)	(83,588,619)

Net increase (decrease)	(6,888,917)	$(62,256,256)

Year ended December 31, 2017:
Shares sold	6,824,908	$62,287,254
Shares issued to shareholders in reinvestment of dividends and distributions	1,425,226	12,984,682
Shares redeemed	(11,265,315)	(102,612,369)

Net increase (decrease)	(3,015,181)	$(27,340,433)

Service Class	Shares	Amount
Year ended December 31, 2018:
Shares sold	17,862,616	$161,534,729
Shares issued to shareholders in reinvestment of dividends and distributions	2,977,486	26,650,153
Shares redeemed	(14,253,759)	(128,685,844)

Net increase (decrease)	6,586,343	$59,499,038

Year ended December 31, 2017:
Shares sold	9,267,119	$84,540,381
Shares issued to shareholders in reinvestment of dividends and distributions	2,556,485	23,308,787
Shares redeemed	(11,698,751)	(106,705,634)

Net increase (decrease)	124,853	$1,143,534

Note 11–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay VP Floating Rate Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Floating Rate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Floating Rate Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Floating Rate Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and NYL Investors. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and NYL Investors. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among

44	MainStay VP Floating Rate Portfolio

other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, Portfolio investment performance and risk as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life

Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Portfolio. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Portfolio and managing other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and NYL Investors believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged NYL Investors’ continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and NYL Investors to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and

46	MainStay VP Floating Rate Portfolio

without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to NYL Investors are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

47

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

48	MainStay VP Floating Rate Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

49

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

50	MainStay VP Floating Rate Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

51

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

52	MainStay VP Floating Rate Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

† Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1803526	MSVPFR11-02/19 (NYLIAC) NI518

MainStay VP PIMCO Real Return Portfolio

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that suggested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	2/17/2012	–2.56%	1.21%	0.31%	1.03%
Service Class Shares	2/17/2012	–2.80	0.96	0.07	1.28

Benchmark Performance	One Year	Five Years	Since Inception

Bloomberg Barclays U.S. TIPS Index[3]	–1.26%	1.69%	0.69%
Morningstar Inflation-Protected Bond Category Average[4]	–1.64	1.14	0.18

1.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. TIPS Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. TIPS Index includes all publicly issued U.S. Treasury

Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Inflation-Protected Bond Category Average is representative of funds that invest primarily in debt securities that adjust their principal values in line with the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer for these types of securities. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Initial Class Shares	$1,000.00	$978.40	$7.68	$1,017.44	$7.83	1.54%

Service Class Shares	$1,000.00	$977.20	$8.92	$1,016.18	$9.10	1.79%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

6	MainStay VP PIMCO Real Return Portfolio

Portfolio Composition as of December 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of December 31, 2018 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation—Indexed Notes, 0.125%–1.875%, due 4/15/19–7/15/28

2.	United States Treasury Inflation—Indexed Bonds, 0.375%–3.875%, due 4/15/23–2/15/48

3.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.00%–4.49%, due 11/1/34–5/1/48

4.	France Government Bond OAT, 1.85%, due 7/25/27

5.	Paragon Mortgages No. 13 PLC, 1.053%, due 1/15/39
6.	New Zealand Government Inflation Linked Bond, 2.00%–3.00%, due 9/20/25–9/20/35

7.	Australia Government Bond, 1.25%–3.00%, due 2/21/22–9/20/25

8.	Barclays Bank PLC, due 10/25/19

9.	UniCredit S.p.A., 7.83%, due 12/4/23

10.	OCP CLO, Ltd., 3.139%–3.154%, due 7/15/27–10/26/27

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Mihir Worah and Jeremie Banet1 of Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s Subadvisor.

How did MainStay VP PIMCO Real Return Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP PIMCO Real Return Portfolio returned –2.56% for Initial Class shares and –2.80% for Service Class shares. Over the same period, both share classes underperformed the –1.26% return of the Bloomberg Barclays U.S. TIPS Index,2 which is the Portfolio’s benchmark, and the –1.64% return of the Morningstar Inflation-Protected Bond Category Average.3

What factors affected the Portfolio’s performance relative to its primary prospectus benchmark during the reporting period?

The following strategies contributed positively to the Portfolio’s performance relative to the Bloomberg Barclays U.S. TIPS Index during the reporting period:

•	Being underweight U.S. nominal duration[4] as U.S. interest rates rose; and

•	Having duration exposure in Europe, mainly a short to Italian duration as rates rose.

(Contributions take weightings and total returns into account.)

The following strategies detracted from the Portfolio’s relative performance during the reporting period:

•	Being long U.S. breakeven inflation (the difference between nominal and real yields) as inflation expectations trended lower;

•	Being short U.K. and French nominal duration, particularly toward the end of the year, as rates in parts of those yield curves[5] fell;

•	Having long positions in external emerging-market debt as spreads[6] widened; and

•	Being long the Argentine peso as the currency depreciated.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The use of short (pay-fixed) interest-rate swaps on the U.K. yield curve detracted from performance as nominal gilt (i.e., U.K.

government bond) yields fell in the fourth quarter of 2018 despite rising during the rest of the year. The use of short futures and pay-fixed interest-rate swaps along the U.S. nominal curve added to the Portfolio’s performance as U.S. Treasury yields rose. The use of short futures in Italy contributed positively—and in France, detracted—from the Portfolio’s performance. Currency exposure, partially facilitated through the use of currency forwards, detracted from the Portfolio’s overall performance.

Derivatives are used in the Portfolio to increase or decrease exposure to securities, markets or sectors as a substitute for exposure that may not otherwise be accessible through the use of cash bonds, for purposes of liquidity or to take advantage of anticipated changes in market volatility.

What was the Portfolio’s duration strategy during the reporting period?

Throughout the reporting period, the Portfolio’s overall duration remained underweight relative to the Bloomberg Barclays U.S. TIPS Index. The Portfolio, however, maintained an overweight to real duration (nominal interest rates minus the inflation rate) in the United States, with a duration concentration in the intermediate segment of the yield curve. The Portfolio reduced its duration over the course of the year, ending the reporting period with a duration of 6.59 years.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The Portfolio’s total duration remained shorter than the duration of benchmark throughout the reporting period, with the majority of the underweight being sourced primarily from U.K. and Japanese nominal rates. The Portfolio did, however, maintain an overweight to real duration and inflation exposure, specifically in the United States, given relatively attractive levels of inflation expectations and the possible reemergence of inflation risk premia. The Portfolio had varied positions within currencies, and though currency positioning remained relatively stable during the reporting period, the Portfolio scaled back on positions where appropriate in light of heightened geopolitical risk and reduced certainty regarding the direction of the U.S. dollar. Within currencies, the Portfolio emphasized a diversified basket of higher-yielding emerging-market currencies.

1.

Effective January 10, 2019, Jeremie Banet no longer served as a portfolio manager for the Portfolio. Stephen A. Rodosky was added as a new portfolio manager effective that same day. For more information please see supplement dated January 10, 2019.

2.	See footnote on page 5 for more information on the Bloomberg Barclays U.S. TIPS Index.
3.	See footnote on page 5 for more information on the Morningstar Inflation-Protected Bond Category Average.
4.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

5.

The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

6.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

8	MainStay VP PIMCO Real Return Portfolio

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Underweight nominal duration strategies in the United States and shorts to nominal duration in Italy added to the Portfolio’s performance as rates rose across both yield curves during 2018. On the other hand, short duration positions in the U.K. and France, particularly toward the end of 2018, detracted from the Portfolio’s performance as rates in parts of those yield curves fell. A long position in U.S. breakeven inflation (the difference between nominal and real yields), which reflected our view that inflation expectations remained below their fair value, detracted from the Portfolio’s performance as inflation expectations trended lower during the year. Currency strategies, particularly a long position in the Argentine peso, moderately detracted from the Portfolio’s performance during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio reduced overall duration and thus increased the degree to which it was underweight relative to the benchmark.

In terms of U.S. nominal duration, the Portfolio positioned itself for a curve-steepening bias, meaning that the Portfolio decreased duration exposure at the long end of the curve and increased exposure toward the front and middle portions in anticipation of a steepening yield curve. In addition, the Portfolio increased its short to U.K. duration as long-term gilts appeared overvalued relative to other developed-market rates. The Portfolio modestly increased exposure to mortgages and investment-grade credit during the reporting period and maintained modest exposure to emerging markets.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, the Portfolio was overweight U.S. TIPS relative to the Bloomberg Barclays U.S. TIPS Index, while maintaining a defensive posture toward nominal yields. As of the same date, the Portfolio maintained out-of-index exposure to mortgage-backed securities, corporate securities, bonds of non-U.S. developed nations and U.S. dollar denominated emerging-market securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2018

	Principal Amount		Value
Long-Term Bonds 151.5%† Asset-Backed Securities 6.9%
Other Asset-Backed Securities 6.9%
Atrium CDO Corp. Series 2012-A, Class AR 3.177% (3 Month LIBOR + 0.83%), due 4/22/27 (a)(b)		$300,000	$296,414
Bayview Opportunity Master Fund Trust Series 2018-RN4, Class A1 3.623%, due 3/28/33 (b)(c)		132,731	132,621
Black Diamond CLO, Ltd. Series 2015-1A, Class A1R 0.65% (3 Month LIBOR + 0.65%), due 10/3/29 (a)(b)	EUR	260,000	297,061
Catamaran CLO, Ltd. Series 2013-1A, Class AR 3.186% (3 Month LIBOR + 0.85%), due 1/27/28 (a)(b)		$1,180,000	1,161,214
CIFC Funding, Ltd. Series 2015-2A, Class AR 3.119% (3 Month LIBOR + 0.78%), due 4/15/27 (a)(b)		1,460,000	1,442,490
Colony American Finance Trust Series 2017-1, Class A 2.968%, due 10/15/49 (b)		81,804	80,179
Countrywide Asset-Backed Certificates Series 2007-08, Class 1A1 2.505% (1 Month LIBOR + 0.19%), due 11/25/37 (a)(d)		916,565	864,705
Credit-Based Asset Servicing & Securitization LLC Series 2007-CB6, Class A3 2.534% (1 Month LIBOR + 0.22%), due 7/25/37 (a)(b)		1,287,835	830,985
Halcyon Loan Advisors Funding, Ltd. Series 2015-1A, Class AR 3.267% (3 Month LIBOR + 0.92%), due 4/20/27 (a)(b)		300,000	296,799
Jamestown CLO IV, Ltd. Series 2014-4A, Class A1AR 3.029% (3 Month LIBOR + 0.69%), due 7/15/26 (a)(b)		435,204	431,422
Jamestown CLO VII, Ltd. Series 2015-7A, Class A1R 3.165% (3 Month LIBOR + 0.83%), due 7/25/27 (a)(b)		1,450,000	1,428,333
Jubilee CDO B.V. Series 2015-16A, Class A1R 0.489% (3 Month LIBOR + 0.80%), due 12/15/29 (a)(b)	EUR	1,660,000	1,893,102

	Principal Amount		Value
Other Asset-Backed Securities (continued)
KVK CLO, Ltd. Series 2013-1A, Class AR 3.239% (3 Month LIBOR + 0.90%), due 1/14/28 (a)(b)		$1,660,000	$1,633,418
Long Beach Mortgage Loan Trust Series 2006-7, Class 2A2 2.435% (1 Month LIBOR + 0.12%), due 8/25/36 (a)		293,616	153,039
Marathon CLO V, Ltd. Series 2013-5A, Class A1R 3.181% (3 Month LIBOR + 0.87%), due 11/21/27 (a)(b)		1,660,000	1,634,491
Navient Student Loan Trust Series 2016-7A, Class A 3.465% (1 Month LIBOR + 1.15%), due 3/25/66 (a)(b)		451,673	453,221
OCP CLO, Ltd. (a)(b)
Series 2015-9A, Class A1R 3.139% (3 Month LIBOR + 0.80%), due 7/15/27		300,000	297,363
Series 2015-10A, Class A1R 3.154% (3 Month LIBOR + 0.82%), due 10/26/27		1,660,000	1,643,133
RASC Trust (a)
Series 2006-KS6, Class A4 2.564% (1 Month LIBOR + 0.25%), due 8/25/36		444,168	441,161
Series 2005-KS8, Class M4 3.199% (1 Month LIBOR + 0.59%), due 8/25/35		600,000	600,664
Residential Asset Securities Corp. Series 2006-EMX4, Class A4 2.774% (1 Month LIBOR + 0.23%), due 6/25/36 (a)(d)		1,000,000	958,388
Saxon Asset Securities Trust Series 2007-03, Class A1 2.625% (1 Month LIBOR + 0.31%), due 9/25/47 (a)		214,499	205,622
Securitized Asset-Backed Receivables LLC Trust Series 2006-HE2, Class A2C 2.464% (1 Month LIBOR + 0.15%), due 7/25/36 (a)		244,979	132,460
SLM Student Loan Trust
Series 2004-2, Class A5 (zero coupon) (3 Month EURIBOR + 0.18%), due 1/25/24 (a)	EUR	219,760	250,129
Series 2003-5, Class A5, Series Reg S (zero coupon) (3 Month EURIBOR + 0.27%), due 6/17/24 (a)		56,767	64,601

10	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
SLM Student Loan Trust (continued)
Series 2013-B, Class A2A 1.85%, due 6/17/30 (b)	$143,368	$142,579
Series 2004-3A, Class A6B 2.885% (3 Month LIBOR + 0.55%), due 10/25/64 (a)(b)	500,000	501,239
Series 2011-B, Class A3 4.556% (1 Month LIBOR + 2.25%), due 6/16/42 (a)(b)	190,000	193,611
SoFi Professional Loan Program LLC Series 2017-F, Class A1FX 2.05%, due 1/25/41 (b)	413,401	408,941
Sound Point CLO VIII, Ltd. Series 2015-1A, Class AR 3.199% (3 Month LIBOR + 0.86%), due 4/15/27 (a)(b)	800,000	791,668
Soundview Home Equity Loan Trust Series 2007-OPT1, Class 1A1 2.515% (1 Month LIBOR + 0.20%), due 6/25/37 (a)(d)	394,548	290,473
Venture CLO, Ltd. Series 2018-35A, Class AS 3.65% (3 Month LIBOR + 1.15%), due 10/22/31 (a)(b)	200,000	199,874
Venture XX CLO, Ltd. Series 2015-20A, Class AR 3.159% (3 Month LIBOR + 0.82%), due 4/15/27 (a)(b)	970,000	959,465
Venture XXI CLO, Ltd. Series 2015-21A, Class AR 3.219% (3 Month LIBOR + 0.88%), due 7/15/27 (a)(b)	400,000	395,664
Voya CLO, Ltd. Series 2014-3A, Class A1R 3.055% (3 Month LIBOR + 0.72%), due 7/25/26 (a)(b)	627,064	623,948
Z Capital Credit Partners CLO, Ltd. Series 2015-1A, Class A1R 3.289% (3 Month LIBOR + 0.95%), due 7/16/27 (a)(b)	570,000	561,957

Total Asset-Backed Securities (Cost $22,915,890)		22,692,434

Corporate Bonds 12.1%
Agriculture 0.2%
BAT Capital Corp. 3.204% (3 Month LIBOR + 0.59%), due 8/14/20 (a)	500,000	495,072

	Principal Amount		Value
Auto Manufacturers 0.6%
FCE Bank PLC
Series Reg S 0.184% (3 Month EURIBOR + 0.50%), due 8/26/20 (a)	EUR	800,000	$897,527
Series Reg S 1.875%, due 6/24/21		900,000	1,026,895

			1,924,422

Banks 4.0%
Bank of America Corp. 5.875%, due 3/15/28 (e)(f)		$190,000	172,900
Barclays Bank PLC (zero coupon) (3 Month LIBOR + 0.40%), due 10/25/19 (a)(b)		2,000,000	2,000,945
Barclays PLC 6.50% (EUR 5 Year Interest Swap Rate + 5.875%), due 9/15/19 (a)(e)	EUR	200,000	223,122
Cooperatieve Rabobank U.A. (a)(e)
Series Reg S 5.50% (EUR 5 Year Interest Swap Rate + 5.25%), due 6/29/20		200,000	234,592
Series Reg S 6.625% (EUR 5 Year Interest Swap Rate + 6.697%), due 6/29/21		200,000	248,756
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22		$300,000	297,811
Deutsche Bank A.G. 4.25%, due 10/14/21		1,400,000	1,368,854
Goldman Sachs Group, Inc. 3.988% (3 Month LIBOR + 1.20%), due 9/15/20 (a)		1,300,000	1,306,098
ING Bank N.V. 2.625%, due 12/5/22 (b)		400,000	393,522
Intesa Sanpaolo S.p.A. 6.50%, due 2/24/21 (b)		400,000	410,072
Lloyds Banking Group PLC (a)
3.59% (3 Month LIBOR + 0.80%), due 6/21/21		400,000	396,062
Series Reg S 6.375% (EUR 5 Year Interest Swap Rate + 5.29%), due 6/27/20 (e)	EUR	200,000	226,285
Series Reg S 7.00% (GBP 5 Year Swap Rate + 5.06%), due 6/27/19 (e)	GBP	400,000	509,522
Macquarie Bank, Ltd. 2.758% (3 Month LIBOR + 0.35%), due 4/4/19 (a)(b)		$600,000	599,894
Nykredit Realkredit A/S Series Reg S 2.50%, due 10/1/47	DKK	13,867	2,222

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Banks (continued)
Realkredit Danmark A/S 2.50%, due 7/1/47	DKK	80,173	$12,823
Royal Bank of Scotland Group PLC
4.372% (3 Month LIBOR + 1.55%), due 6/25/24 (a)		$300,000	286,608
4.519%, due 6/25/24 (f)		200,000	196,246
State Bank of India Series Reg S 3.358% (3 Month LIBOR + 0.95%), due 4/6/20 (a)		700,000	700,287
Toronto-Dominion Bank 2.25%, due 3/15/21 (b)		600,000	591,877
UBS A.G. 3.347% (3 Month LIBOR + 0.58%), due 6/8/20 (a)(b)		800,000	799,562
UniCredit S.p.A. 7.83%, due 12/4/23 (b)(d)		1,900,000	1,985,842

			12,963,902

Beverages 0.8%
Keurig Dr. Pepper, Inc. (b)
3.551%, due 5/25/21		1,000,000	998,485
4.057%, due 5/25/23		100,000	99,654
Pernod-Ricard S.A. 5.75%, due 4/7/21 (b)		1,600,000	1,676,945

			2,775,084

Commercial Services 0.1%
ERAC USA Finance LLC 4.50%, due 8/16/21 (b)		400,000	408,107

Computers 0.3%
EMC Corp. 2.65%, due 6/1/20		1,100,000	1,056,463

Diversified Financial Services 0.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.625%, due 10/30/20		100,000	100,698
Ally Financial, Inc. 4.125%, due 3/30/20		400,000	395,500
International Lease Finance Corp. 6.25%, due 5/15/19		100,000	100,884
Jyske Realkredit A/S 2.50%, due 10/1/47	DKK	49,248	7,890
National Rural Utilities Cooperative Finance Corp. 3.178% (3 Month LIBOR + 0.375%), due 6/30/21 (a)		$200,000	198,464

	Principal Amount		Value
Diversified Financial Services (continued)
Nordea Kredit Realkreditaktieselskab 2.50%, due 10/1/47	DKK	15,878	$2,544

			805,980

Electric 1.1%
Chugoku Electric Power Co., Inc. Series Reg S 2.701%, due 3/16/20		$500,000	496,120
Consolidated Edison Co. of New York, Inc. 3.222% (3 Month LIBOR + 0.40%), due 6/25/21 (a)		100,000	99,015
Duke Energy Corp. 3.114% (3 Month LIBOR + 0.50%), due 5/14/21 (a)(b)(d)		900,000	895,719
IPALCO Enterprises, Inc. 3.45%, due 7/15/20		500,000	499,364
NextEra Energy Capital Holdings, Inc. (a)
3.053% (3 Month LIBOR + 0.315%), due 9/3/19		560,000	559,371
3.107% (3 Month LIBOR + 0.40%), due 8/21/20		600,000	599,264
Southern Power Co. 3.342% (3 Month LIBOR + 0.55%), due 12/20/20 (a)(b)		300,000	296,299

			3,445,152

Gas 0.5%
Sempra Energy 3.238% (3 Month LIBOR + 0.45%), due 3/15/21 (a)		100,000	97,963
Southern Co. Gas Capital Corp. 3.50%, due 9/15/21		1,400,000	1,398,874

			1,496,837

Home Builders 0.3%
D.R. Horton, Inc. 4.00%, due 2/15/20		900,000	901,699

Machinery—Diversified 0.5%
John Deere Capital Corp. 3.114% (3 Month LIBOR + 0.29%), due 6/22/20 (a)		1,100,000	1,100,337
Wabtec Corp. 3.838% (3 Month LIBOR + 1.05%), due 9/15/21 (a)		600,000	600,095

			1,700,432

Media 0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.579%, due 7/23/20		800,000	799,138

12	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Media (continued)
DISH DBS Corp. 5.125%, due 5/1/20		$300,000	$296,250

			1,095,388

Miscellaneous—Manufacturing 0.2%
Textron, Inc. 3.168% (3 Month LIBOR + 0.55%), due 11/10/20 (a)		580,000	575,005

Oil & Gas 0.3%
Petrobras Global Finance B.V.
5.999%, due 1/27/28		706,000	664,706
6.125%, due 1/17/22		33,000	33,866
6.625%, due 1/16/34	GBP	100,000	127,733

			826,305

Pipelines 0.7%
Enbridge, Inc. (a)
2.814% (3 Month LIBOR + 0.40%), due 1/10/20		$600,000	598,021
3.488% (3 Month LIBOR + 0.70%), due 6/15/20		800,000	797,233
Florida Gas Transmission Co LLC 5.45%, due 7/15/20 (b)		700,000	720,649
Spectra Energy Partners, L.P. 3.451% (3 Month LIBOR + 0.70%), due 6/5/20 (a)		100,000	99,381

			2,215,284

Real Estate Investment Trusts 0.5%
American Tower Corp.
3.30%, due 2/15/21		300,000	298,279
5.05%, due 9/1/20		600,000	614,377
Unibail-Rodamco SE Series Reg S 3.206% (3 Month LIBOR + 0.77%), due 4/16/19 (a)		700,000	700,784

			1,613,440

Savings & Loans 0.0%‡
Nationwide Building Society Series Reg S 6.875% (GBP 5 Year Swap Rate + 4.88%), due 6/20/19 (a)(e)	GBP	100,000	128,225

Semiconductors 0.5%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 2.375%, due 1/15/20		$1,500,000	1,481,267

	Principal Amount		Value
Software 0.1%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21		$500,000	$482,841

Telecommunications 0.7%
AT&T, Inc.
3.386% (3 Month LIBOR + 0.95%), due 7/15/21 (a)		800,000	797,362
3.488% (3 Month LIBOR + 0.75%), due 6/1/21 (a)		500,000	496,802
5.15%, due 2/15/50		300,000	277,923
5.30%, due 8/15/58		100,000	92,662
Sprint Corp. 7.25%, due 9/15/21		300,000	307,050
Telstra Corp., Ltd. 4.80%, due 10/12/21 (b)		300,000	311,696

			2,283,495

Transportation 0.1%
TTX Co. 2.60%, due 6/15/20 (b)		300,000	296,592

Utilities 0.1%
Dominion Energy Gas Holdings LLC 3.388% (3 Month LIBOR + 0.60%), due 6/15/21 (a)		400,000	398,886

Total Corporate Bonds (Cost $39,704,957)			39,369,878

Foreign Government Bonds 5.6%
Argentina 0.4%
Argentina Bocon 41.328% (BADLARPP Index + 0.00%), due 10/4/22 (a)	ARS	100,000	4,773
Argentina Bonar Bonds 50.225% (BADLARPP Index + 2.00%), due 4/3/22 (a)		2,684,000	68,276
Argentina POM Politica Monetaria 59.257%, due 6/21/20 (g)		14,093,000	411,638
Argentine Republic Government International Bond
5.875%, due 1/11/28		$310,000	222,813
6.875%, due 1/26/27		760,000	579,500

			1,287,000

Australia 0.7%
Australia Government Bond
Series Reg S 1.25%, due 2/21/22	AUD	980,000	801,740
Series Reg S 3.00%, due 9/20/25		1,450,000	1,441,678

			2,243,418

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount		Value
Foreign Government Bonds (continued)
Canada 0.3%
Canadian Government Real Return Bond 4.25%, due 12/1/26	CAD	916,044	$858,821

France 1.5%
France Government Bond OAT Series Reg S 1.85%, due 7/25/27	EUR	2,203,205	3,074,008
French Republic Government Bond OAT
Series Reg S 0.10%, due 3/1/25		1,086,719	1,296,555
Series Reg S 0.25%, due 7/25/24		507,552	621,294

			4,991,857

Japan 0.3%
Japanese Government CPI Linked Bond 0.10%, due 3/10/28	JPY	90,717,300	853,333

New Zealand 0.7%
New Zealand Government Inflation Linked Bond
Series Reg S 2.00%, due 9/20/25	NZD	1,800,000	1,370,694
Series Reg S 2.50%, due 9/20/35		800,000	638,209
Series Reg S 3.00%, due 9/20/30		500,000	418,708

			2,427,611

Peru 0.3%
Peru Government Bond (b)
5.94%, due 2/12/29 (d)	PEN	1,300,000	390,752
Series Reg S 6.15%, due 8/12/32		2,600,000	783,049

			1,173,801

Qatar 0.1%
Qatar Government International Bond (b)
3.875%, due 4/23/23		$300,000	303,399
5.103%, due 4/23/48		200,000	210,050

			513,449

Spain 0.2%
Autonomous Community of Catalonia 4.95%, due 2/11/20	EUR	500,000	596,008

	Principal Amount		Value
United Kingdom 1.1%
United Kingdom Gilt
Series Reg S 1.75%, due 9/7/37	GBP	840,000	$1,068,544
Series Reg S 4.25%, due 12/7/27		300,000	482,175
United Kingdom Gilt Inflation Linked
Series Reg S 0.125%, due 3/22/26		24,236	35,997
Series Reg S 0.125%, due 3/22/46		167,741	332,134
Series Reg S 0.125%, due 8/10/48		113,881	233,238
Series Reg S 0.125%, due 11/22/56		61,219	140,342
Series Reg S 0.125%, due 11/22/65		131,084	345,729
Series Reg S 0.75%, due 11/22/47		150,619	350,091
1.875%, due 11/22/22		318,159	473,325

			3,461,575

Total Foreign Government Bonds (Cost $19,880,837)			18,406,873

Mortgage-Backed Securities 3.3%
Agency (Collateralized Mortgage Obligations) 0.3%
Federal Home Loan Mortgage Corporation Remics (Collateralized Mortgage Obligations) Series 4779, Class WF 2.606% (1 Month LIBOR + 0.35%), due 7/15/44 (a)		$514,247	512,476
Federal Home Loan Mortgage Corporation Strips Series 278, Class F1 2.756% (1 Month LIBOR + 0.45%), due 9/15/42 (a)		632,674	633,591

			1,146,067

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.3%
CGGS Commercial Mortgage Trust Series 2018-WSS, Class A 3.355% (1 Month LIBOR + 0.90%), due 2/15/37 (a)(b)		1,000,000	983,774

Whole Loan (Collateralized Mortgage Obligations) 2.7%
BCAP LLC Trust Series 2011-RR5, Class 5A1 5.25%, due 8/26/37 (b)(g)		1,191,596	1,210,545

14	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 3.925%, due 3/25/37 (h)		$525,985	$511,737
Countrywide Alternative Loan Trust Series 2007-1T1, Class 1A1 6.00%, due 3/25/37		865,006	614,762
Eurosail-UK PLC (a)
Series 2007-3X, Class A3A, Reg S 1.749% (3 Month LIBOR + 0.95%), due 6/13/45	GBP	219,950	276,110
Series 2007-3A, Class A3C 1.85% (3 Month LIBOR + 0.95%), due 6/13/45 (b)		58,646	73,278
Series 2007-3X, Class A3C, Reg S 1.85% (3 Month LIBOR + 0.95%), due 6/13/45		58,646	73,278
GreenPoint Mortgage Funding Trust Series 2006-AR4, Class A6A 2.495% (1 Month LIBOR + 0.18%), due 9/25/46 (a)(d)		$125,347	115,462
IndyMac Index Mortgage Loan Trust Series 2005-AR14, Class 1A1A 2.874% (1 Month LIBOR + 0.28%), due 7/25/35 (a)		1,291,480	1,146,490
Merrill Lynch Mortgage Investors Trust Series 2005-A4, Class 1A 4.397%, due 7/25/35 (h)		289,980	231,399
Onslow Bay Financial LLC Series 2018-1, Class A2 2.965% (1 Month LIBOR + 0.65%), due 6/25/57 (a)(b)		126,943	125,846
Paragon Mortgages No. 13 PLC Series 13X, Class A1, Reg S 1.053% (3 Month LIBOR + 0.24%), due 1/15/39 (a)	GBP	2,159,497	2,588,468
Residential Asset Securitization Trust Series 2006-A10, Class A5 6.50%, due 9/25/36		$283,688	194,289
Trinity Square PLC Series 2015-1A, Class A 1.963% (3 Month LIBOR + 1.15%), due 7/15/51 (a)(b)	GBP	715,142	911,570
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY1, Class A2A 2.475% (1 Month LIBOR + 0.16%), due 2/25/37 (a)		$804,438	589,727

			8,662,961

Total Mortgage-Backed Securities (Cost $11,390,723)			10,792,802

	Principal Amount	Value
U.S. Government & Federal Agencies 123.6%
Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.9%
3.00%, due 5/1/47 TBA (i)	$3,300,000	$3,216,524
3.253% (12 Month Monthly Treasury Average Index + 1.20%), due 6/1/43 (a)(j)	344,189	341,955
3.50%, due 2/1/48 TBA (i)	30,000,000	29,990,949
3.50%, due 3/1/48	201,360	201,378
4.00%, due 5/1/48 TBA (i)	10,600,000	10,805,375
4.258% (11th District Cost of Funds Index + 1.926%), due 12/1/36 (a)(j)	365,664	380,442
4.49% (1 Year Treasury Constant Maturity Rate + 2.36%), due 11/1/34 (a)(j)	429,796	454,506

		45,391,129

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.1%
Series 2017-H10, Class FB 3.247%, due 4/20/67 (a)	379,587	389,351

United States Treasury Notes 0.4%
2.25%, due 11/15/24 (k)	300,000	294,832
2.50%, due 5/15/24 (j)	1,100,000	1,097,981

		1,392,813

United States Treasury Inflation—Indexed Bond 43.6%
0.375%, due 7/15/25	11,865,183	11,438,469
0.625%, due 4/15/23	3,023,549	2,973,314
0.625%, due 2/15/43	1,473,812	1,291,543
0.75%, due 2/15/42	3,838,479	3,482,420
0.75%, due 2/15/45	2,898,909	2,591,655
0.875%, due 2/15/47	9,326,338	8,560,679
1.00%, due 2/15/46	4,662,965	4,420,345
1.00%, due 2/15/48	11,983,473	11,356,057
1.375%, due 2/15/44	15,647,607	16,153,710
1.75%, due 1/15/28	16,409,427	17,424,974
2.00%, due 1/15/26	11,005,244	11,745,496
2.125%, due 2/15/40	2,866,353	3,368,637
2.125%, due 2/15/41	1,628,141	1,922,478
2.375%, due 1/15/25	20,240,237	21,884,219
2.375%, due 1/15/27	977,902	1,079,536
2.50%, due 1/15/29	13,142,016	14,956,915
3.375%, due 4/15/32	1,534,079	1,967,117
3.625%, due 4/15/28	931,810	1,143,445
3.875%, due 4/15/29	3,577,853	4,551,281

		142,312,290

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount		Value
U.S. Government & Federal Agencies (continued)
United States Treasury Inflation—Indexed Notes 65.6%
0.125%, due 4/15/19 (j)		$12,289,810	$12,114,744
0.125%, due 4/15/20 (j)		31,314,567	30,610,397
0.125%, due 4/15/21 (j)		29,942,217	29,115,297
0.125%, due 1/15/22 (j)		6,333,730	6,147,944
0.125%, due 4/15/22 (j)		22,696,650	21,956,053
0.125%, due 7/15/22 (j)		4,202,709	4,082,028
0.125%, due 1/15/23 (j)		7,856,946	7,588,637
0.125%, due 7/15/24 (j)		12,339,851	11,833,020
0.125%, due 7/15/26 (j)		4,008,291	3,763,096
0.25%, due 1/15/25 (j)		12,703,271	12,164,451
0.375%, due 7/15/23 (j)		6,228,462	6,089,904
0.375%, due 1/15/27 (j)		1,193,386	1,133,515
0.50%, due 1/15/28		10,878,998	10,382,077
0.625%, due 7/15/21 (j)(k)		1,996,986	1,975,169
0.625%, due 1/15/24 (j)		8,209,126	8,080,804
0.625%, due 1/15/26 (j)		24,025,912	23,386,159
0.75%, due 7/15/28		2,417,352	2,366,078
1.25%, due 7/15/20 (j)		6,156,945	6,144,301
1.375%, due 1/15/20 (j)		4,676,720	4,646,699
1.875%, due 7/15/19 (j)		10,658,700	10,623,865

			214,204,238

Total U.S. Government & Federal Agencies (Cost $416,920,157)			403,689,821

Total Long-Term Bonds (Cost $510,812,564)			494,951,808

Short-Term Investments 5.2%
Affiliated Investment Company 0.3%
MainStay U.S. Government Liquidity Fund, 2.18% (l)		864,090	864,090

Total Affiliated Investment Company (Cost $864,090)			864,090

Foreign Government Bonds 2.8%
Argentina Treasury Bills
(zero coupon), due 1/31/19	ARS	603,000	18,492
(zero coupon), due 2/28/19		2,345,000	71,888
(zero coupon), due 4/12/19		925,000	24,724
(zero coupon), due 4/30/19		2,346,000	70,548
Brazil Letras Do Tesouro Nacional (zero coupon), due 4/1/19	BRL	13,070,000	3,321,991
Japan Treasury Discount Bills (zero coupon), due 2/4/19	JPY	600,000,000	5,474,969

Total Foreign Government Bonds (Cost $8,823,439)			8,982,612

	Principal Amount		Value
Repurchase Agreement 0.9%
Credit Agricole Corp. 3.20%, dated 12/31/18 due 1/2/19 Proceeds at Maturity $3,100,551 (Collateralized by a United States Treasury Note with a rate of 2.25% and a maturity date of 2/15/27, with a Principal Amount of $3,238,000 and a Market Value of $3,145,160)		3,100,000	$3,100,000

Total Repurchase Agreement (Cost $3,100,000)			3,100,000

Short Term Instruments 1.2%
Bank of Montreal
(zero coupon), due 1/2/19	CAD	2,500,000	1,831,129
(zero coupon), due 1/3/19		1,300,000	952,134
Royal Bank of Canada (zero coupon), due 1/2/19		1,200,000	878,943
Toronto Dominion Bank (zero coupon), due 1/4/19		200,000	146,474

Total Short Term Instruments (Cost $3,931,485)			3,808,680

Total Short-Term Investments (Cost $16,719,014)			16,755,382

Total Investments Excluding Purchased Options (Cost $527,531,578)		156.7%	511,707,190

Total Purchased Options (Cost $120)		0.0%‡	14

Total Investments (Cost $527,531,698)		156.7%	511,707,204
Other Assets, Less Liabilities		(56.7)	(185,132,428)
Net Assets		100.0%	$326,574,776

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2018.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of December 31, 2018.

(d)

Illiquid security—As of December 31, 2018, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $5,501,341, which represented 1.7% of the Portfolio’s net assets. (Unaudited)

16	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(e)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(f)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2018.

(g)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(h)

Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2018.

(i)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2018, the total net market value of these securities was $44,012,848, which represented 13.5% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(j)	Delayed delivery security.

(k)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for delayed delivery transactions (See Note 2(T)).

(l)	Current yield as of December 31, 2018.

Foreign Currency Forward Contracts

As of December 31, 2018, the Portfolio held the following foreign currency forward contracts1:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

ARS	12,085,751	USD	311,248	JPMorgan Chase Bank N.A.*	1/11/19	$6,088
BRL	40,595,935	USD	10,389,519	JPMorgan Chase Bank N.A.*	1/3/19	84,825
CNH	5,203,731	USD	754,000	JPMorgan Chase Bank N.A.	4/15/19	3,470
EUR	170,000	USD	194,112	Bank of America, N.A.	1/11/19	794
EUR	725,000	USD	825,019	JPMorgan Chase Bank N.A.	1/11/19	6,197
IDR	6,681,018,400	USD	453,218	Bank of America, N.A.*	3/20/19	7,521
INR	32,486,746	USD	455,782	JPMorgan Chase Bank N.A.*	3/20/19	5,696
JPY	106,600,000	USD	942,612	JPMorgan Chase Bank N.A.	1/11/19	30,285
MXN	3,903,781	USD	191,639	JPMorgan Chase Bank N.A.	1/25/19	6,359
USD	4,121,572	AUD	5,614,000	JPMorgan Chase Bank N.A.	1/11/19	166,656
USD	10,788,717	BRL	40,595,935	JPMorgan Chase Bank N.A.*	1/3/19	314,375
USD	2,804,014	CAD	3,700,000	Bank of America, N.A.	1/2/19	93,788
USD	980,920	CAD	1,300,000	Bank of America, N.A.	1/3/19	28,652
USD	151,099	CAD	200,000	Bank of America, N.A.	1/4/19	4,592
USD	2,046,221	CAD	2,692,000	JPMorgan Chase Bank N.A.	1/11/19	73,862
USD	350,653	GBP	274,000	Bank of America, N.A.	1/11/19	1,275
USD	652,898	KRW	719,591,080	JPMorgan Chase Bank N.A.*	3/20/19	6,250
USD	2,307,287	NZD	3,331,000	Bank of America, N.A.	1/11/19	71,220
USD	876,357	PEN	2,932,992	JPMorgan Chase Bank N.A.*	1/22/19	6,276
Total unrealized appreciation						918,181
BRL	858,945	USD	221,675	Bank of America, N.A.*	1/3/19	$(54)
COP	2,310,140,000	USD	721,772	JPMorgan Chase Bank N.A.*	2/19/19	(12,054)
RUB	13,763,865	USD	202,896	Bank of America, N.A.*	1/30/19	(5,923)
RUB	28,102,770	USD	417,320	Credit Suisse International*	2/14/19	(15,965)
USD	220,115	BRL	858,945	Bank of America, N.A.*	1/3/19	(1,505)
USD	3,315,744	BRL	13,070,000	JPMorgan Chase Bank N.A.*	4/2/19	(34,372)
USD	746,460	CNH	5,237,161	Credit Suisse International	4/15/19	(15,877)
USD	13,633,674	EUR	11,942,000	Bank of America, N.A.	1/11/19	(57,895)
USD	9,113,499	GBP	7,151,000	Bank of America, N.A.	1/11/19	(4,762)
USD	2,663,593	JPY	300,000,000	Bank of America, N.A.	2/4/19	(79,606)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2018 (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	96,385	JPY	10,900,000	JPMorgan Chase Bank N.A.	1/11/19	$(3,095)
USD	2,670,599	JPY	300,000,000	JPMorgan Chase Bank N.A.	2/4/19	(72,600)
USD	330,534	SGD	451,458	Bank of America, N.A.	3/20/19	(1,282)
USD	328,298	TWD	10,040,675	JPMorgan Chase Bank N.A.*	3/20/19	(437)
Total unrealized depreciation						(305,427)
Net unrealized appreciation						$612,754

*	Non-deliverable forward.

1.

Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Portfolio would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.

Future Contracts

As of December 31, 2018, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
3-Year Australia Government Bond	(13)	March 2019	$(1,022,332)	$(1,027,479)	$(5,147)
5-Year United States Treasury Note	(94)	March 2019	(10,603,965)	(10,780,625)	(176,660)
10-Year Australia Government Bond	(7)	March 2019	(647,566)	(654,147)	(6,581)
10-Year Japan Government Bond	(1)	March 2019	(1,384,674)	(1,391,178)	(6,504)
10-Year United States Treasury Note	76	March 2019	9,048,434	9,273,188	224,754
10-Year United States Treasury Ultra Note	(42)	March 2019	(5,286,695)	(5,463,281)	(176,586)
Euro BOBL	(6)	March 2019	(908,322)	(911,009)	(2,687)
Euro-BTP	(28)	March 2019	(4,013,018)	(4,100,592)	(87,574)
Euro Bund	25	March 2019	4,629,117	4,684,398	55,281
Eurodollar	191	June 2019	46,365,282	46,467,913	102,631
Eurodollar	(191)	June 2020	(46,346,642)	(46,558,638)	(211,996)
Euro-OAT	(65)	March 2019	(11,158,751)	(11,230,638)	(71,887)
Short-Term Euro-BTP	(1)	March 2019	(125,768)	(126,857)	(1,089)
UK Long Gilt	(114)	March 2019	(17,748,812)	(17,897,140)	(148,328)
United States Treasury Long Bond	(116)	March 2019	(16,197,460)	(16,936,000)	(738,540)
United States Treasury Ultra Bond	(20)	March 2019	(3,044,191)	(3,213,125)	(168,934)

			$(58,445,363)	$(59,865,210)	$(1,419,847)

1.	As of December 31, 2018, cash in the amount of $2,316,399 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2018.

Purchased Options on Futures Contracts

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Put-10-Year United States Treasury Note	Morgan Stanley & Co., LLC	$106.50	02/22/2019	14	14,000	$120	$14
						$120	$14

Written Inflation-Capped Options

Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value

Cap-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style-Call	JPMorgan Chase Bank N.A.	234.781	Maximum of [0, Final Index/Initial Index – (1 + 4.000%)10]	05/16/2024	(300,000)	$(300,000)	$(2,085)	$(27)
Floor-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style-Put	JPMorgan Chase Bank N.A.	238.643	Maximum of [0, Final Index/Initial Index]	10/02/2020	(1,900,000)	(1,900,000)	(35,068)	(1,741)
							$(37,153)	$(1,768)

18	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Written Options on Futures Contracts

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value

Call-5-Year United States Treasury Note	Morgan Stanley & Co., LLC	$113.50	01/25/2019	(24)	$(24,000)	$(8,409)	$(29,438)
Call-United States Treasury Bond	Morgan Stanley & Co., LLC	148.00	02/22/2019	(6)	(6,000)	(4,587)	(5,531)
Call-10-Year United States Treasury Note	Morgan Stanley & Co., LLC	122.50	02/22/2019	(12)	(12,000)	(5,048)	(6,750)
Call-10-Year United States Treasury Note	Morgan Stanley & Co., LLC	122.25	01/25/2019	(9)	(9,000)	(3,514)	(3,797)
Call-10-Year United States Treasury Note	Morgan Stanley & Co., LLC	122.00	01/25/2019	(6)	(6,000)	(2,711)	(3,187)
						$(24,269)	$(48,703)

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value
Put-United States Treasury Long Bond	Morgan Stanley & Co., LLC	$141.00	01/25/2019	(8)	$(8,000)	$(5,990)	$(750)
						$(5,990)	$(750)

Written Swaptions

Description	Counterparty	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Paid (Received)	Market Value

Put-Markit CDX N.A. I.G. Series 31 5 Year	Bank of America N.A.	$0.90	01/16/2019	(2,000,000)	$(2,000,000)	$(2,783)	$(3,246)
Put-Markit CDX N.A. I.G. Series 31 5 Year	Bank of America N.A.	1.10	02/20/2019	(400,000)	(400,000)	(480)	(538)
Put-Markit CDX N.A. I.G. Series 31 5 Year	Bank of America N.A.	0.95	02/20/2019	(800,000)	(800,000)	(1,700)	(2,180)
Put-Markit CDX N.A. I.G. Series 31 5 Year	Bank of America N.A.	1.00	02/20/2019	(1,100,000)	(1,100,000)	(2,365)	(2,352)
Put-Markit CDX N.A. I.G. Series 31 5 Year	Bank of America N.A.	1.20	03/20/2019	(1,300,000)	(1,300,000)	(1,469)	(2,184)
Put-Markit CDX N.A. I.G. Series 31 5 Year	Bank of America N.A.	1.00	03/20/2019	(800,000)	(800,000)	(1,460)	(2,589)
Put-Markit CDX N.A. I.G. Series 31 5 Year	Bank of America N.A.	0.85	01/16/2019	(800,000)	(800,000)	(1,170)	(2,200)
						$(11,427)	$(15,289)

Swap Contracts

As of December 31, 2018, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)

8,200,000	USD	6/20/2020	Fixed 1.75%	3-Month USD-LIBOR	Semi-Annually/Quarterly	$(122,016)	$113,751	$(8,265)
7,700,000	USD	12/16/2022	3-Month USD-LIBOR	Fixed 2.25%	Quarterly/Semi-Annually	(11,788)	(94,501)	(106,289)
8,500,000	USD	12/20/2022	3-Month USD-LIBOR	Fixed 2.25%	Quarterly/Semi-Annually	(8,486)	(104,637)	(113,123)
4,300,000	USD	6/20/2023	3-Month USD-LIBOR	Fixed 2.00%	Quarterly/Semi-Annually	139,877	(104,818)	35,059
900,000	USD	12/19/2023	3-Month USD-LIBOR	Fixed 2.50%	Quarterly/Semi-Annually	4,897	(3,511)	1,386
7,300,000	USD	12/19/2023	3-Month USD-LIBOR	Fixed 2.75%	Quarterly/Semi-Annually	45,972	58,343	104,315
6,200,000	USD	7/27/2026	Fixed 2.00%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(147,698)	183,261	35,563
6,400,000	USD	12/7/2026	Fixed 2.40%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(35,144)	85,766	50,622
50,000	USD	12/21/2026	Fixed 1.75%	3-Month USD-LIBOR	Semi-Annually/Quarterly	1,016	3,256	4,272
350,000	USD	9/15/2027	Fixed 2.50%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(3,470)	4,111	641
204,000,000	JPY	9/20/2027	Fixed 0.30%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	3,240	(28,905)	(25,665)
50,000,000	JPY	3/20/2028	Fixed 0.30%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	815	(6,690)	(5,875)
1,600,000	NZD	3/21/2028	Fixed 3.25%	3-Month NZD Bank Bill	Semi-Annually/Quarterly	(4,338)	(57,941)	(62,279)
6,890,000	USD	4/17/2028	Fixed 3.10%	3-Month USD-LIBOR	Semi-Annually/Quarterly	19,688	(79,085)	(59,397)
3,700,000	USD	6/20/2028	Fixed 2.25%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(188,749)	139,549	(49,200)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2018 (continued)

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$6,900,000	USD	9/13/2028	Fixed 3.134%	3-Month USD-LIBOR	Semi-Annually/Quarterly	$—	$(76,993)	$(76,993)
29,700,000	MXN	11/28/2028	MXN TIIE	Fixed 9.182%	Monthly/Monthly	—	35,666	35,666
460,000,000	JPY	3/20/2029	Fixed 0.45%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	21,552	(111,357)	(89,805)
1,340,000	GBP	3/20/2029	Fixed 1.50%	6-Month GBP-LIBOR	Semi-Annually/Semi-Annually	(20,945)	(8,793)	(29,738)
6,100,000	JPY	12/21/2045	Fixed 1.50%	6-Month JPY-LIBOR	Semi-Annually/Semi-Annually	8,607	(11,640)	(3,033)
610,000	USD	6/15/2046	Fixed 2.50%	3-Month USD-LIBOR	Semi-Annually/Quarterly	22,007	44,247	66,254
2,310,000	USD	12/21/2046	Fixed 2.25%	3-Month USD-LIBOR	Semi-Annually/Quarterly	172,948	284,896	457,844
1,170,000	USD	12/15/2047	Fixed 2.00%	12-Month USD-FFR	Annually/Annually	(2,178)	126,708	124,530
1,490,000	USD	12/20/2047	Fixed 2.75%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(69,406)	35,340	(34,066)
1,290,000	USD	6/20/2048	Fixed 2.50%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(151,011)	97,480	(53,531)
200,000	USD	12/19/2048	Fixed 2.75%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(4,179)	4,781	602
1,500,000	USD	12/19/2048	Fixed 3.00%	3-Month USD-LIBOR	Semi-Annually/Quarterly	(88,855)	(42,640)	(131,495)
2,470,000	GBP	3/20/2049	Fixed 1.75%	6-Month USD-LIBOR	Semi-Annually/Semi-Annually	81,280	(160,833)	(79,553)
						$(336,364)	$324,811	$(11,553)

Open OTC interest rate swap agreements as of December 31, 2018 were as follows:

Notional Amount	Currency	Expiration Date	Counterparty	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)

$4,190,000	ILS	2/16/2020	Bank of America N.A.	Fixed 0.285%	3-Month TELBOR	Annually/Quarterly	$—	$(6,231)	$(6,231)

880,000	ILS	2/16/2028	Bank of America N.A.	3-Month TELBOR	Fixed 1.963%	Quarterly/Annually	—	1,579	1,579

2,570,000	ILS	6/20/2020	Bank of America N.A.	Fixed 0.37%	3-Month TELBOR	Annually/Quarterly	—	1,418	1,418

540,000	ILS	6/20/2028	Bank of America N.A.	3-Month TELBOR	Fixed 1.998%	Quarterly/Annually	—	(186)	(186)

							$—	$(3,420)	$(3,420)

As of December 31, 2018, the Portfolio held the following open centrally cleared inflation swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$2,040,000	USD	3/23/2019	Fixed 2.07%	12-Month USD-CPI	At Maturity	$(26)	$(12,207)	$(12,233)
1,300,000	USD	11/23/2020	Fixed 2.027%	12-Month USD-CPI	At Maturity	—	(8,851)	(8,851)
1,300,000	USD	11/25/2020	Fixed 2.021%	12-Month USD-CPI	At Maturity	—	(8,667)	(8,667)
1,400,000	EUR	1/15/2023	12-Month EUR-CPI	Fixed 1.35%	At Maturity	(561)	10,757	10,196
1,100,000	USD	4/27/2023	Fixed 2.263%	12-Month USD-CPI	At Maturity	—	(26,859)	(26,859)
510,000	USD	5/9/2023	Fixed 2.263%	12-Month USD-CPI	At Maturity	—	(12,202)	(12,202)
780,000	USD	5/10/2023	Fixed 2.281%	12-Month USD-CPI	At Maturity	—	(19,323)	(19,323)
658,000	EUR	5/15/2023	Fixed 1.507%	12-Month EUR-CPI	At Maturity	(550)	(11,843)	(12,393)
760,000	EUR	12/15/2026	12-Month EUR-CPI	Fixed 1.385%	At Maturity	2,352	5,795	8,147
800,000	EUR	6/15/2027	12-Month EUR-CPI	Fixed 1.36%	At Maturity	10,537	4,065	14,602
1,100,000	USD	7/25/2027	12-Month USD-CPI	Fixed 2.067%	At Maturity	—	8,558	8,558
560,000	USD	9/20/2027	12-Month USD-CPI	Fixed 2.18%	At Maturity	—	9,364	9,364
600,000	USD	9/25/2027	12-Month USD-CPI	Fixed 2.15%	At Maturity	—	8,121	8,121

20	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
1,200,000	USD	10/17/2027	12-Month USD-CPI	Fixed 2.155%	At Maturity	$—	$17,326	$17,326
3,900,000	EUR	11/15/2027	12-Month EUR-CPI	Fixed 1.52%	At Maturity	3,163	83,799	86,962
320,000	EUR	1/15/2028	12-Month EUR-CPI	Fixed 1.575%	At Maturity	—	12,658	12,658
370,000	EUR	2/15/2028	12-Month EUR-CPI	Fixed 1.59%	At Maturity	278	15,471	15,749
240,000	EUR	2/15/2028	12-Month EUR-CPI	Fixed 1.606%	At Maturity	—	10,517	10,517
1,000,000	EUR	3/15/2028	12-Month EUR-CPI	Fixed 1.535%	At Maturity	(120)	24,131	24,011
510,000	USD	5/9/2028	12-Month USD-CPI	Fixed 2.353%	At Maturity	—	20,391	20,391
770,000	USD	5/9/2028	12-Month USD-CPI	Fixed 2.36%	At Maturity	—	31,354	31,354
780,000	USD	5/10/2028	12-Month USD-CPI	Fixed 2.364%	At Maturity	—	32,010	32,010
850,000	EUR	5/15/2028	12-Month EUR-CPI	Fixed 1.62%	At Maturity	(50)	27,408	27,358
490,000	EUR	7/15/2028	12-Month EUR-CPI	Fixed 1.618%	At Maturity	—	21,079	21,079
600,000	GBP	9/15/2028	UK RPI	Fixed 3.513%	At Maturity	(31)	(2,827)	(2,858)
590,000	GBP	11/15/2028	UK RPI	Fixed 3.593%	At Maturity	—	4,769	4,769
310,000	GBP	11/15/2028	UK RPI	Fixed 3.595%	At Maturity	—	2,436	2,436
1,170,000	GBP	12/15/2028	UK RPI	Fixed 3.718%	At Maturity	—	31,697	31,697
3,860,000	GBP	6/15/2030	UK RPI	Fixed 3.40%	At Maturity	(8,661)	4,604	(4,057)
2,070,000	GBP	4/15/2031	UK RPI	Fixed 3.14%	At Maturity	178,462	(203,326)	(24,864)
2,690,000	GBP	10/15/2031	UK RPI	Fixed 3.53%	At Maturity	3,140	(14,974)	(11,834)
200,000	EUR	3/15/2033	Fixed 1.71%	12-Month EUR-CPI	At Maturity	368	(7,909)	(7,541)
170,000	EUR	1/15/2038	12-Month EUR-CPI	Fixed 1.91%	At Maturity	(68)	13,536	13,468
760,000	EUR	11/15/2038	12-Month EUR-CPI	Fixed 1.796%	At Maturity	(58)	29,791	29,733
500,000	EUR	11/15/2038	12-Month EUR-CPI	Fixed 1.807%	At Maturity	—	20,818	20,818
560,000	GBP	10/15/2046	Fixed 3.585%	UK RPI	At Maturity	41,923	(33,985)	7,938
780,000	GBP	3/15/2047	Fixed 3.428%	UK RPI	At Maturity	(47,836)	43,081	(4,755)
200,000	EUR	3/15/2048	12-Month EUR-CPI	Fixed 1.946%	At Maturity	(802)	11,936	11,134
						$181,460	$142,499	$323,959

As of December 31, 2018, the Portfolio held the following centrally cleared credit default swap contracts1:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Payment Frequency Paid/ Received	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]

Daimler AG 0.625%, 03/05/20	12/20/2020	Sell	150	1.00%	Quarterly	$(1,785)	$1,911	$126
General Electric Co. 2.70%, 10/09/22	12/20/2020	Sell	100	1.00%	Quarterly	2,749	(1,235)	1,514
CDX North American High Yield Series 31	12/20/2023	Buy	2,190	5.00%	Quarterly	146,940	(44,459)	102,481
General Electric Co. 2.70%, 10/09/22	12/20/2023	Sell	100	1.00%	Quarterly	4,802	(4,548)	254
						$152,706	$(48,331)	$104,375

1.	As of December 31, 2018, cash in the amount of $1,865,638 was on deposit with a broker for centrally cleared swap agreements.

2.

Buy-Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell-Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2018 (continued)

3.

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.

The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at December 31, 2018.

The following abbreviations are used in the preceding pages:

ARS—Argentine Peso

AUD—Australian Dollar

BADLARPP—Average rate on 30-day deposits of at least 1 million Argentinian Pesos

BRL—Brazilian Real

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

CAD—Canadian Dollar

CNH—Chinese Offshore Yuan

COP—Colombian Peso

DKK—Danish Krone

EUR—Euro

FFR—Federal Funds Rate

GBP—British Pound Sterling

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

LIBOR—London Interbank Offered Rate

MXN—Mexican Peso

NZD—New Zealand Dollar

PEN—Peruvian Sol

RUB—New Russian Ruble

SGD—Singapore Dollar

TELBOR—Tel Aviv Interbank Offered Rate

TIIE—Tasa de Interés Interbancaria de Equilibrio (Equilibrium Interbanking Interest Rate)

TWD—New Taiwan Dollar

USD—United States Dollar

22	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets and liabilities:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$22,692,434	$—	$22,692,434
Corporate Bonds	—	39,369,878	—	39,369,878
Foreign Government Bonds	—	18,406,873	—	18,406,873
Mortgage-Backed Securities	—	10,792,802	—	10,792,802
U.S. Government & Federal Agencies	—	403,689,821	—	403,689,821

Total Long-Term Bonds	—	494,951,808	—	494,951,808

Purchased Option	14	—	—	14
Short-Term Investments
Affiliated Investment Company	864,090	—	—	864,090
Foreign Government Bonds	—	8,982,612	—	8,982,612
Repurchase Agreement	—	3,100,000	—	3,100,000
Short Term Instruments	—	3,808,680	—	3,808,680

Total Short-Term Investments	864,090	15,891,292	—	16,755,382

Total Investments in Securities	864,104	510,843,100	—	511,707,204

Other Financial Instruments
Credit Default Swap Contracts (b)	—	104,375	—	104,375
Foreign Currency Forward Contracts (b)	—	918,181	—	918,181
Futures Contracts (b)	382,666	—	—	382,666
Inflation Swap Contracts (b)	—	480,396	—	480,396
Interest Rate Swap Contracts (b)	—	919,751	—	919,751

Total Other Financial Instruments	382,666	2,422,703	—	2,805,369

Total Investments in Securities and Other Financial Instruments	$1,246,770	$513,265,803	$—	$514,512,573

Liability Valuation Inputs

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	(305,427)	—	(305,427)
Futures Contracts (b)	(1,802,513)	—	—	(1,802,513)
Inflation Swap Contracts (b)	—	(156,437)	—	(156,437)
Interest Rate Swap Contracts (b)	—	(934,724)	—	(934,724)
Written Options	(64,742)	(1,768)	—	(66,510)

Total Other Financial Instruments	$(1,867,255)	$(1,398,356)	$—	$(3,265,611)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2018 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2018
Loan Assignments
Oil & Gas	$198,500	$386	$5,634	$(4,520)	$—	$(200,000)	$—	$—	$—	$—

Sale-Buyback Transactions (a)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed	Payable for Sale-Buyback Transactions(b)

Barclays Capital Inc.	2.98%	12/26/2018	1/3/2019	$11,790,173	$11,787,848
Barclays Capital Inc.	2.98	12/26/2018	1/3/2019	15,071,768	15,069,945
Barclays Capital Inc.	2.98	12/26/2018	1/3/2019	8,072,912	8,071,471
Barclays Capital Inc.	2.98	12/26/2018	1/3/2019	1,087,298	1,087,169
Barclays Capital Inc.	2.98	12/26/2018	1/3/2019	6,138,668	6,137,501
Barclays Capital Inc.	2.98	12/26/2018	1/3/2019	1,140,061	1,139,854
Barclays Capital Inc.	2.98	12/26/2018	1/3/2019	10,915,488	10,913,376
Barclays Capital Inc.	2.98	12/26/2018	1/3/2019	2,478,147	2,477,679
Barclays Capital Inc.	2.98	12/26/2018	1/3/2019	1,973,791	1,973,607
Barclays Capital Inc.	2.98	12/26/2018	1/3/2019	2,613,268	2,612,786
Barclays Capital Inc.	2.98	12/26/2018	1/3/2019	4,458,627	4,457,858
Barclays Capital Inc.	2.98	12/26/2018	1/3/2019	11,447,043	11,445,130
Barclays Capital Inc.	2.98	12/26/2018	1/3/2019	12,130,240	12,128,025
Barclays Capital Inc.	2.98	12/26/2018	1/3/2019	4,681,202	4,680,466
Barclays Capital Inc.	2.98	12/26/2018	1/3/2019	200,021	199,986
Barclays Capital Inc.	2.98	12/26/2018	1/3/2019	2,796,056	2,795,495
Barclays Capital Inc.	2.98	12/26/2018	1/3/2019	11,428,208	11,426,157
Barclays Capital Inc.	2.98	12/26/2018	1/3/2019	2,365,018	2,364,631
Barclays Capital Inc.	2.98	12/26/2018	1/3/2019	7,570,785	7,569,324
Barclays Capital Inc.	2.69	12/6/2018	2/7/2019	1,231,178	1,226,926
Barclays Capital Inc.	2.81	12/18/2018	2/19/2019	4,386,078	4,372,149
Barclays Capital Inc.	2.81	12/18/2018	2/19/2019	17,441,485	17,394,567
Barclays Capital Inc.	2.82	12/18/2018	2/19/2019	21,981,323	21,938,632
Barclays Capital Inc.	2.79	12/18/2018	2/19/2019	30,241,512	30,096,628
Barclays Capital Inc.	2.79	12/18/2018	2/19/2019	29,299,131	29,158,583
Barclays Capital Inc.	2.80	12/18/2018	2/19/2019	22,361,106	22,268,979
Barclays Capital Inc.	2.58	11/20/2018	2/20/2019	1,084,853	1,084,760
Barclays Capital Inc.	2.58	11/20/2018	2/20/2019	19,619,237	19,552,841

				$266,004,677	$265,432,373

(a)	During the period ended December 31, 2018, the Portfolio’s average amount of borrowing was $122,959,281 at a weighted average interest rate of 2.01%.

(b)	Payable for sale-buyback transactions includes $(572,304) of deferred price drop.

24	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $526,667,608)	$510,843,114
Investment in affiliated investment company, at value (identified cost $864,090)	864,090
Cash collateral on deposit at broker for futures contracts	2,316,399
Cash collateral on deposit at broker for swap contracts	1,865,638
Cash denominated in foreign currencies (identified cost $1,044,017)	1,004,149
Cash	25,920
Receivables:
Investment securities sold	133,500,374
Dividends and interest	1,549,592
Fund shares sold	421,051
Variation margin on centrally cleared swap contracts	144,467
Unrealized appreciation on foreign currency forward contracts	918,181
Unrealized appreciation on OTC swap contracts	2,997

Total assets	653,455,972

Liabilities
Cash collateral due to broker for foreign currency forward contracts	630,000
Cash collateral due to broker for TBA	540,000
Written options, at value (premiums received $78,839)	66,510
Payables:
Sale buyback transaction	266,004,677
Investment securities purchased	57,691,890
Variation margin on futures contracts	1,032,440
Fund shares redeemed	218,501
Manager (See Note 3)	138,679
Custodian	76,461
Professional fees	62,507
NYLIFE Distributors (See Note 3)	59,832
Shareholder communication	39,528
Interest on investments sold short	6,950
Trustees	364
Accrued expenses	1,013
Unrealized depreciation on foreign currency forward contracts	305,427
Unrealized depreciation on OTC swap contracts	6,417

Total liabilities	326,881,196

Net assets	$326,574,776

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,863
Additional paid-in capital	407,844,974

407,884,837
Total distributable earnings (loss)(1)	(81,310,061)

Net assets	$326,574,776

Initial Class
Net assets applicable to outstanding shares	$44,522,624

Shares of beneficial interest outstanding	5,427,361

Net asset value per share outstanding	$8.20

Service Class
Net assets applicable to outstanding shares	$282,052,152

Shares of beneficial interest outstanding	34,435,880

Net asset value per share outstanding	$8.19

(1)	See Note 10.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Interest	$13,781,555
Dividends-affiliated	9,803
Other	546

Total income	13,791,904

Expenses
Interest expense	2,646,516
Manager (See Note 3)	1,637,136
Distribution/Service—Service Class (See Note 3)	704,519
Custodian	158,136
Professional fees	115,726
Shareholder communication	99,831
Trustees	7,174
Miscellaneous	17,484

Total expenses	5,386,522

Net investment income (loss)	8,405,382

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	(8,865,695)
Investments sold short	2,407
Futures transactions	120,028
Written option transactions	396,359
Swap transactions	1,817,313
Foreign currency forward transactions	(194,054)
Foreign currency transactions	3,050,313

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	(3,673,329)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(12,456,937)
Futures contracts	(1,403,916)
Swap contracts	(632,957)
Written option contracts	(57,869)
Foreign currency forward contracts	1,155,352
Translation of other assets and liabilities in foreign currencies	(63,794)

Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts, written options and foreign currency transactions	(13,460,121)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(17,133,450)

Net increase (decrease) in net assets resulting from operations	$(8,728,068)

26	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,405,382	$8,166,012
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	(3,673,329)	(4,120,419)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, written options, swap contracts, written options and foreign currency transactions	(13,460,121)	6,310,128

Net increase (decrease) in net assets resulting from operations	(8,728,068)	10,355,721

Distributions to shareholders(1):
Initial Class	(740,327)
Service Class	(3,847,156)

	(4,587,483)

Dividends to shareholders from net investment income:
Initial Class		(764,807)
Service Class		(4,184,663)

		(4,949,470)

Total dividends and distributions to shareholders	(4,587,483)	(4,949,470)

Capital share transactions:
Net proceeds from sale of shares	46,796,177	44,664,107
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	4,587,483	4,949,470
Cost of shares redeemed	(44,576,278)	(40,002,674)

Increase (decrease) in net assets derived from capital share transactions	6,807,382	9,610,903

Net increase (decrease) in net assets	(6,508,169)	15,017,154

Net Assets
Beginning of year	333,082,945	318,065,791

End of year(2)	$326,574,776	$333,082,945

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $4,889,019 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Cash Flows

for the year ended December 31, 2018

Cash flows used in operating activities:
Net decrease in net assets resulting from operations	$(8,728,068)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities
Long term investments purchased	(768,094,544)
Long term investments sold	715,404,100
Purchases to cover securities sold short	(11,224,771)
Proceeds from securities sold short	11,227,178
Purchase of short term investments, net	152,186,796
Purchase of affiliated investments, net	(864,090)
Amortization (accretion) of discount and premium, net	(5,890,662)
Increase in investment securities sold receivable	(113,454,976)
Decrease in dividends and interest receivable	199,348
Decrease in other assets	72,940
Increase in unrealized appreciation for open forward foreign currency contracts	(303,932)
Decrease in premiums from written options	(44,215)
Decrease in investment securities purchased payable	(125,003,404)
Increase in interest payable for securities sold short	6,565
Increase in cash collateral due to broker for foreign currency forward contracts	630,000
Increase in cash collateral due to broker for TBA	540,000
Decrease in professional fees payable	(9,385)
Increase in variation margin on centrally cleared swap contracts	(683)
Decrease in premiums received from swap contracts	(101,968)
Increase in custodian payable	55,431
Increase in shareholder communication payable	4,179
Decrease in due to Trustees	(39)
Decrease in due to manager	(2,038)
Decrease in due to NYLIFE Distributors	(918)
Increase in variation margin on futures contracts	1,194,805
Decrease in unrealized depreciation for open forward foreign currency contracts	(851,420)
Increase in accrued expenses	263
Decrease in unrealized appreciation on OTC swap contracts	88,804
Increase in unrealized depreciation on OTC swap contracts	6,417
Net realized loss from unaffiliated investments	8,865,695
Net realized gain from securities sold short	(2,407)
Net change in unrealized (appreciation) depreciation on unaffiliated investments	12,456,937
Net change in unrealized (appreciation) depreciation on written options	57,869

Net cash used in operating activities*	(131,580,193)

Cash flows from financing activities:
Proceeds from shares sold	$46,446,874
Payment on shares redeemed	(44,532,378)
Proceeds from reverse repurchase agreements	(75,214,093)
Payments on reverse repurchase agreements	75,214,093
Proceeds from sale-buyback transactions	8,191,893,101
Payments on sale-buyback transactions	(8,059,689,603)

Net cash from financing activities	134,117,994

Effect of exchange rate changes on cash	(48,483)
Net increase in cash and restricted cash:	2,489,318
Cash, restricted cash and foreign currency at beginning of year	2,722,788

Cash, restricted cash and foreign currency at end of year	$5,212,106

Non-cash financing activities not included herein consist of all reinvestment of dividends and distributions of $4,587,483.

*	Included in operating expenses is cash of $2,639,951 paid for interest on borrowings.

The following table provides a reconciliation of cash and restricted cash reported with the Statement of Assets and Liabilities that sums to the total of the such amounts shown on the Statement of Cash Flows.

Cash	$25,920
Cash denominated in foreign currencies	1,004,149
Cash collateral on deposit at broker for futures contracts	2,316,399
Cash collateral on deposit at broker for swap contracts	1,865,638

Total cash and restricted cash shown in the Statement of Cash Flows	$5,212,106

Restricted cash consists of cash that has been segregated to cover the Portfolio’s collateral or margin obligations under derivative contracts. It is separately reported on the Statement of Assets and Liabilities as deposits with brokers.

28	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018		2017	2016		2015	2014

Net asset value at beginning of year	$8.54		$8.40	$8.11		$8.71	$9.44

Net investment income (loss) (a)	0.23		0.23	0.17		0.11	0.26

Net realized and unrealized gain (loss) on investments	(0.53)		0.15	0.21		(0.51)	(0.18)

Net realized and unrealized gain (loss) on foreign currency transactions	0.10		(0.09)	0.05		0.19	0.18

Total from investment operations	(0.20)		0.29	0.43		(0.21)	0.26

Less dividends and distributions:

From net investment income	(0.14)		(0.15)	(0.14)		(0.39)	(0.09)

From net realized gain on investments	—		—	—		—	(0.90)

Total dividends and distributions	(0.14)		(0.15)	(0.14)		(0.39)	(0.99)

Net asset value at end of year	$8.20		$8.54	$8.40		$8.11	$8.71

Total investment return (b)	(2.38	%)(c)	3.45%	5.28%		(2.51%)	2.50%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.78%		2.71%	2.05	%(d)	1.26%	2.74%

Net expenses (e)	1.43%		1.03%	0.91	%(f)	0.72%	0.64%

Interest expense and fees	0.81%		0.42%	0.32%		0.15%	0.08%

Portfolio turnover rate (g)	157%		121%	143%		84%	85%

Net assets at end of year (in 000’s)	$44,523		$45,563	$36,060		$68,794	$9,479

(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.04%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 0.92%.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 48%, 96%, 91%, 59% and 49% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

	Year ended December 31,

Service Class	2018		2017	2016		2015	2014

Net asset value at beginning of year	$8.53		$8.39	$8.10		$8.70	$9.42

Net investment income (loss) (a)	0.21		0.21	0.18		0.05	0.24

Net realized and unrealized gain (loss) on investments	(0.54)		0.15	0.19		(0.46)	(0.18)

Net realized and unrealized gain (loss) on foreign currency transactions	0.10		(0.09)	0.04		0.17	0.18

Total from investment operations	(0.23)		0.27	0.41		(0.24)	0.24

Less dividends and distributions:

From net investment income	(0.11)		(0.13)	(0.12)		(0.36)	(0.06)

From net realized gain on investments	—		—	—		—	(0.90)

Total dividends and distributions	(0.11)		(0.13)	(0.12)		(0.36)	(0.96)

Net asset value at end of year	$8.19		$8.53	$8.39		$8.10	$8.70

Total investment return (b)	(2.63	%)(c)	3.20%	5.03%		(2.76%)	2.26%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.53%		2.46%	2.15	%(d)	0.56%	2.52%

Net expenses (e)	1.68%		1.28%	1.16	%(f)	0.97%	0.87%

Interest expense and fees	0.81%		0.42%	0.32%		0.15%	0.08%

Portfolio turnover rate (g)	157%		121%	143%		84%	85%

Net assets at end of year (in 000’s)	$282,052		$287,520	$282,006		$283,273	$331,595

(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.
(e)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(f)	Without the custody fee reimbursement, net expenses would have been 1.17%.
(g)	The portfolio turnover rates not including mortgage dollar rolls were 48%, 96%, 91%, 59% and 49% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP PIMCO Real Return Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolio to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

30	MainStay VP PIMCO Real Return Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2018, no foreign equity securities were held by the Portfolio.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Options contracts are valued at the last posted settlement price on the market where such options are primarily traded.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a

31

Notes to Financial Statements (continued)

pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or the Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or the Subadvisor determine the liquidity of the Portfolio’s investments; in doing so, the Manager or the Subadvisor may consider various factors, including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2018 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain

32	MainStay VP PIMCO Real Return Portfolio

countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

33

Notes to Financial Statements (continued)

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2018, open futures contracts are shown in the Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of December 31, 2018, all open forward currency contracts are shown in the Portfolio of Investments.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs,

34	MainStay VP PIMCO Real Return Portfolio

interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2018, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the London Interbank Offered Rate (“LIBOR”)). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(M)  Options Contracts.  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and

35

Notes to Financial Statements (continued)

Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

The Portfolio may purchase or write option on exchanged-traded futures contracts (“Futures Option”) to hedge an existing position or futures investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

The Portfolio may purchase or write inflation-capped options to enhance returns or for hedging opportunities. An inflation-capped option pays out if inflation exceeds a certain level over a specified period of time. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.

(N)  Interest Rate and Credit Default Swaptions.  The Portfolio may enter into interest rate or credit default swaption agreements. A swaption is an option to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer. The credit default swaption agreement will specify whether the buyer of the swaption will be buying protection or selling protection.

(O)  Loan Assignments, Participations and Commitments.   The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the LIBOR.

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of December 31, 2018, the Portfolio did not hold any unfunded commitments.

(P)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolios to a counterparty from whom the Portfolio simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

36	MainStay VP PIMCO Real Return Portfolio

(Q)  Reverse Repurchase Agreements.  The Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or obligations, held by a Portfolio, with an agreement to repurchase the obligations at an agreed-upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The Portfolio will limit its investments in reverse repurchase agreements and other borrowing to no more than 33%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolios’ commitments to cover their obligations under the agreement. The use of reverse repurchase agreements by the Portfolio creates leverage that increases the Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value. During the year ended December 31, 2018, the Portfolio’s average amount of borrowing was $5,998,806 at a weighted average interest rate of 1.67%. As of December 31, 2018, the Portfolio did not hold any reverse repurchase agreements.

(R)  Sale-Buybacks.  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate cash or liquid assets, enter into off-setting transactions or use other measures permitted by applicable laws to “cover” the Portfolio’s current obligations.

(S)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of December 31, 2018, the Portfolio did not hold any securities sold short.

(T)  Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(U)  Treasury Inflation-Protected Securities.  The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk.

(V)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities

37

Notes to Financial Statements (continued)

and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio did not have any portfolio securities on loan.

(W)  Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(X)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master

Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio declines below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(Y)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(Z)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The Portfolio wrote or purchased options to enhance returns or to hedge an existing position or future investment. The Portfolio entered into forward foreign currency contracts to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. The Portfolio utilizes credit default, interest rate and inflation swap agreements to manage its exposure to credit, interest rate and inflation risk

38	MainStay VP PIMCO Real Return Portfolio

Fair value of derivative instruments as of December 31, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Options	Investments in securities, at value	$—	$—	$14	$14
Futures Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (a)	—	—	382,666	382,666
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	—	—	2,997	2,997
Centrally Cleared Swap Contracts	Net Assets—Net unrealized appreciation on investments, swap contracts and futures contracts (b)	—	104,375	1,397,150	1,501,525
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	918,181	—	—	918,181

Total Fair Value		$918,181	$104,375	$1,782,827	$2,805,383

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Written Options	Investments in written options, at value	$—	$—	$(66,510)	$(66,510)
Futures Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (a)	—	—	(1,802,513)	(1,802,513)
OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	—	—	(6,417)	(6,417)
Centrally Cleared Swap Contracts	Net Assets—Net unrealized depreciation on investments, swap contracts and futures contracts (b)	—	—	(1,084,744)	(1,084,744)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(305,427)	—	—	(305,427)

Total Fair Value		$(305,427)	$—	$(2,960,184)	$(3,265,611)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)

Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Options	Net realized gain (loss) on investment transactions	$21,194	$—	$—	$21,194
Written Options	Net realized gain (loss) on written option transactions	27,114	—	369,245	396,359
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	120,028	120,028
Swap Contracts	Net realized gain (loss) on swap transactions	—	(100,324)	1,917,637	1,817,313
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	(194,054)	—	—	(194,054)

Total Realized Gain (Loss)		$(145,746)	$(100,324)	$2,406,910	$2,160,840

39

Notes to Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Options	Net change in unrealized appreciation (depreciation) on investments	$(5,517)	$—	$(106)	$(5,623)
Written Options	Net change in unrealized appreciation (depreciation) on written options	(18,310)	—	(39,559)	(57,869)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	(1,403,916)	(1,403,916)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	42,460	(675,417)	(632,957)
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	1,155,352	—	—	1,155,352

Total Change in Unrealized Appreciation (Depreciation)		$1,131,525	$42,460	$(2,118,998)	$(945,013)

Average Notional Amount

	Foreign Exchange Contracts Risk		Credit Contracts Risk	Interest Rate Contracts Risk	Total

Purchased Options (a)	$—		$—	$38,600	$38,600
Written Options	$(650,000	)(b)	$—	$(6,207,127)	$(6,857,127)
Written Swaptions (c)	$—		$—	$(4,400,000)	$(4,400,000)
Written Inflation—Capped Options	$—		$—	$(2,200,000)	$(2,200,000)
Futures Contracts Long	$—		$—	$21,173,080	$21,173,080
Futures Contracts Short	$—		$—	$(64,201,233)	$(64,201,233)
Swap Contracts Long	$—		$4,870,124	$135,798,203	$140,668,327
Forward Contracts Long	$28,072,131		$—	$—	$28,072,131
Forward Contracts Short	$(88,871,565)		$—	$—	$(88,871,565)

(a)	Positions were open five months during the reporting period.

(b)	Positions were open three months during the reporting period.

(c)	Positions were open ten months during the reporting period.

Borrowings and other financing transactions summary

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2018:

Counterparty	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (a)

Master Securities Forward Transaction Agreement Barclays Capital Inc.	$(265,432,373)	$(265,432,373)	$264,973,124	$(459,249)

Total Borrowings and Other Financing Transactions	$(265,432,373)

(a)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

40	MainStay VP PIMCO Real Return Portfolio

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total

Sale-Buyback Transactions
United States Treasury Obligations	$—	$118,358,774	$147,645,903	$—	$266,004,677

Total Borrowings	$—	$118,358,774	$147,645,903	$—	$266,004,677

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$266,004,677

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pacific Investment Management Company LLC (“ PIMCO” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and PIMCO, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets of 0.50%. During the year ended December 31, 2018, the effective management fee rate was 0.50%.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $1,637,136.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$40,932	$(40,068)	$—	$—	$864	$10	$—	864

41

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$527,760,651	$4,456,654	$(20,164,358)	$(15,707,704)

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$11,047,637	$(76,742,932)	$—	$(15,614,766)	$(81,310,061)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, straddle loss deferrals, mark to market of foreign forward contracts and mark to market of futures contracts.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$6,829	$(6,829)

The reclassifications for the Portfolio are primarily due to different book and tax treatment of swap adjustments.

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $76,580,670, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$26,573	$50,008

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$4,587,483	$—	$4,949,470	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of U.S. government securities were $714,271 and $682,224, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $53,824 and $33,180, respectively.

The Portfolio may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made

42	MainStay VP PIMCO Real Return Portfolio

pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2018, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain/(Loss) (000’s)

$3,863	$401	$(1)

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	442,236	$3,714,900
Shares issued to shareholders in reinvestment of dividends and distributions	89,899	740,327
Shares redeemed	(438,397)	(3,643,210)

Net increase (decrease)	93,738	$812,017

Year ended December 31, 2017:
Shares sold	1,139,377	$9,730,415
Shares issued to shareholders in reinvestment of dividends and distributions	90,662	764,807
Shares redeemed	(188,428)	(1,609,318)

Net increase (decrease)	1,041,611	$8,885,904

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	5,154,188	$43,081,277
Shares issued to shareholders in reinvestment of dividends and distributions	467,591	3,847,156
Shares redeemed	(4,893,856)	(40,933,068)

Net increase (decrease)	727,923	$5,995,365

Year ended December 31, 2017:
Shares sold	4,111,118	$34,933,692
Shares issued to shareholders in reinvestment of dividends and distributions	496,514	4,184,663
Shares redeemed	(4,515,749)	(38,393,356)

Net increase (decrease)	91,883	$724,999

Note 10–Recent Accounting Pronouncements

In August 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-18 (“ASU 2016-18”) Statement of Cash Flows (Topic 230) Restricted Cash, which clarifies guidance on the classification of certain cash receipts and cash payments in the Statement of Cash Flows. ASU 2016-18 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. Management has evaluated the implications of these changes and the amendments are included in the financial statements.

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP PIMCO Real Return Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP PIMCO Real Return Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

44	MainStay VP PIMCO Real Return Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP PIMCO Real Return Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Pacific Investment Management Company LLC (“PIMCO”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and PIMCO in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or PIMCO (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and PIMCO in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and PIMCO personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and PIMCO; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and PIMCO; (iii) the costs of the services provided, and profits realized, by New York Life Investments and PIMCO from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and PIMCO. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and SA ABBR. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and PIMCO resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and PIMCO

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of PIMCO and ongoing analysis of, and interactions with, PIMCO with respect to, among other things, Portfolio investment performance and risk as well as PIMCO’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that PIMCO provides to the Portfolio. The Board evaluated PIMCO’s experience in serving as subadvisor to the Portfolio and managing other portfolios and PIMCO’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at PIMCO, and PIMCO’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and PIMCO believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged PIMCO’s continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by PIMCO. The Board reviewed PIMCO’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and PIMCO’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the

46	MainStay VP PIMCO Real Return Portfolio

Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or PIMCO had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its benchmark index and peer funds over the recent period and performed favorably relative to or in line with its benchmark index and peer funds over longer-term periods. The Board considered its discussions with representatives from New York Life Investments and PIMCO regarding the Portfolio’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and PIMCO to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and PIMCO

The Board considered the costs of the services provided by New York Life Investments and PIMCO under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates and PIMCO, due to their relationships with the Portfolio. The Board considered that PIMCO’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and that these fees are paid by New York Life Investments, not the Portfolio. On this basis, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and PIMCO and profits realized by New York Life Investments and its affiliates and PIMCO, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and PIMCO and acknowledged that New York Life Investments and PIMCO must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life

Investments and PIMCO to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between PIMCO and its affiliates and New York Life Investments and its affiliates. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to PIMCO, the Board considered that any profits realized by PIMCO due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and PIMCO, acknowledging that any such profits are based on fees paid to PIMCO by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to PIMCO are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and PIMCO on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

48	MainStay VP PIMCO Real Return Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

49

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

50	MainStay VP PIMCO Real Return Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

51

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

52	MainStay VP PIMCO Real Return Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

53

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

† Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802531	MSVPPRR11-02/19 (NYLIAC) NI528

MainStay VP IQ Hedge Multi-Strategy Portfolio

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Since Inception[2]	Gross Expense Ratio[3]

Initial Class Shares	5/1/2013	–6.88%	–5.52%	–3.03%	1.07%
Service Class Shares	5/1/2013	–7.14	–5.71	–3.22	1.32

Benchmark Performance	One Year	Five Years	Since Inception

S&P Balanced Equity and Bond-Conservative Index[4]	–0.17%	4.53%	3.68%
HFRI Fund of Funds Composite Index[5]	–3.48	1.51	2.14
IQ Hedge Multi-Strategy Index	–3.09	1.77	2.22
Morningstar Multialternative Category Average[6]	–4.03	0.67	0.23

1.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to the Financial Statements.

2.

Effective November 30, 2018, the Portfolio’s predecessor fund, MainStay VP Absolute Return Multi-Strategy Portfolio (the “VP ARMS Portfolio”), was reorganized into the Portfolio. The Portfolio assumed the VP ARMS Portfolio’s historical performance and accounting information. Therefore, the performance information shown in this report prior to November 30, 2018 is that of the VP ARMS Portfolio, which had different investment objective, principal investment strategies and subadvisors. Past performance may have been different if the Portfolio’s current subadvisor or principal investment strategies had been in place during the periods.

3.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

4.	The Portfolio has selected the S&P Balanced Equity and Bond-Conservative Index as its primary benchmark. The S&P Balanced Equity and Bond-
Conservative Index consists of a position in the S&P 500 Total Return Index (25%) and a position in the S&P U.S. Treasury Bond 7-10 Year Index (75%). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the HFRI Fund of Funds Composite Index as its secondary benchmark. The HFRI Fund of Funds Composite Index is an equally weighted hedge fund index including over 650 domestic and off-shore fund of funds. The index is rebalanced monthly with performance updates three times per month. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.

The Morningstar Multialternative Category Average is representative of funds that have a majority of their assets exposed to alternative strategies. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP IQ Hedge Multi-Strategy Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2,3]

Initial Class Shares	$1,000.00	$974.00	$11.15	$1,013.91	$11.37	2.24%

Service Class Shares	$1,000.00	$972.50	$10.54	$1,014.52	$10.76	2.12%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.
3.	Expenses are inclusive of dividends and interest on investments sold short.

6	MainStay VP IQ Hedge Multi-Strategy Portfolio

Portfolio Composition as of December 31, 2018 (Unaudited)

U.S. Short Term Treasury Bond Funds	32.9%

Floating Rate Funds	14.2

Investment Grade Corporate Bond Funds	9.5

International Small Cap Equity Funds	4.9

High Yield Corporate Bond Funds	3.5

International Bond Funds	2.9

Treasury Inflation Protected Security Funds	2.8

BRIC Equity Funds	2.5

Europe Equity Funds	2.4

U.S. Large Cap Growth Funds	2.4

U.S. Small Cap Growth Funds	2.3

U.S. Large Cap Value Funds	2.2

Emerging Small Cap Equity Funds	2.1

U.S. Medium Term Treasury Bond Funds	2.1

Japan Equity Funds	1.9

Convertible Bond Funds	1.8

Mortgage-Backed Security Funds	1.7

Gold Funds	1.4%

Japanese Yen Funds	1.2

Euro Funds	1.0

U.S. Large Cap Core Funds	0.7

U.S. Multi Cap Funds	0.7

Broad Funds	0.4

Municipal Bond Funds	0.3

U.S. Small Cap Core Funds	0.3

Asia ex Japan Equity Funds	0.2

International Equity Core Funds	0.2

Broad Notes	0.1

International Large Cap Growth Funds	0.1

U.S. Dollar Funds	0.1

Volatility Notes	0.1

Other Assets, Less Liabilities	1.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2018 (Unaudited)

1.	iShares Short Treasury Bond ETF

2.	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF

3.	Invesco Senior Loan ETF

4.	Vanguard Intermediate-Term Corporate Bond ETF

5.	SPDR Blackstone / GSO Senior Loan ETF

  6. iShares Floating Rate Bond ETF

7.	Goldman Sachs Access Treasury 0-1 Year ETF

8.	Xtrackers USD High Yield Corporate Bond ETF

  9. iShares MSCI EAFE Small-Cap ETF

10.	Xtrackers MSCI Europe Hedged Equity ETF

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s manager, and Greg Barrato and James Harrison of IndexIQ Advisors LLC, the Portfolio’s Subadvisor (“Index IQ Advisors”).

How did MainStay VP IQ Hedge Multi-Strategy Portfolio perform relative to its primary benchmark and peers for the 12 months ended December 31, 2018?

During the period of November 30, 2018, through December 31, 2018 the Portfolio returned –1.69% for Initial Class shares and –1.79% for Service Class shares. For the period January 1, 2018, through November 30, 2018, VP ARMS2 returned –5.28% for Initial Class shares and –5.50% for Service Class shares. For the 12 months ended December 31, 2018, the Portfolio returned –6.88% for Initial Class shares and –7.14% for Service Class shares. During the 12 months ended December 31, 2018, the Portfolio underperformed the –0.17% return of the S&P Balanced Equity and Bond-Conservative Index,3 which is the Portfolio’s primary benchmark; the –3.48% return of the HFRI Fund of Funds Composite Index,3 which is the Portfolio’s secondary benchmark; and the –3.09% IQ Hedge Multi-Strategy Index. For the 12 months ended December 31, 2018, the Portfolio also underperformed the –4.03% return of the Morningstar Multialternative Category Average.4

Were there any changes to the Portfolio during the reporting period?

On November 30, 2018, VP ARMS merged with and into the Portfolio, the Portfolio assumed the historical performance and accounting information of VP ARMS. Therefore, the performance information shown in this report prior to November 30, 2018, is that of the VP ARMS, which had a different investment objective, principal investment strategies, subadvisors and accounting information. Past performance may have been different if the Portfolio’s current subadvisor or principal investment strategies had been in place during the periods.

What factors affected the Portfolio’s performance relative to its primary benchmark during the reporting period?

New York Life Investments

From January 1, 2018, through November 30, 2018, several factors contributed to the Portfolio’s performance relative to the HFRX Absolute Return Index. (Contributions take weightings and total returns into account.) Managed futures and equity market neutral made the greatest negative contributions during this portion of the reporting period. Managed futures strategy suffered from the sharp trend reversal in February 2018. Continued underperformance from the Portfolio’s value factor hurt the equity market neutral strategy.

IndexIQ Advisors

From November 30, 2018, through December 31, 2018, the Portfolio correlated with the S&P Balanced Equity and Bond-Conservative Index, but the Index had a lower drawdown and a steeper recovery than the Portfolio. The strategic allocation of the primary benchmark is 75% U.S. Treasury securities and 25% equities. Based on what we have observed from the market indexes, U.S. Treasury securities outperformed other asset classes, particularly toward the end of 2018.

The IndexIQ Hedge Multi-Strategy Index is a short-extension 110/10 strategy that allocates among equities, fixed-income securities (including credit, floating-rate securities and bank loans), with smaller allocations to alternative categories such as real estate, commodities and currencies. In December 2018, the Portfolio’s performance was primarily driven by the equity allocation, which underperformed during the final month of the full reporting period.

On average, the Portfolio held about 75% of its assets in fixed-income exchange traded funds (ETF) during the final month of the reporting period. These ETFs included U.S. Treasury securities, investment-grade bonds, high-yield credit, and floating-rate securities including senior bank loans. Fixed-income underperformance was driven by convertible bonds, high-yield corporate bonds and bank loans, even though almost 45% of the fixed-income portion of the Portfolio consisted of short-term U.S. Treasury securities.

During the reporting period, how did the Portfolio’s performance correlate with traditional equity and fixed-income indices?

New York Life Investments

From January 1, 2018, through November 30, 2018, the Portfolio maintained a modest correlation to traditional equity indices and a low correlation to investment-grade fixed-income indices. The Portfolio’s correlation to the S&P 500® Index5 was

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.

Effective November 30, 2018, MainStay VP Absolute Return Multi-Strategy Portfolio (“VP ARMS”), merged into the Portfolio. The Portfolio assumed the VP ARMS Portfolio’s historical performance and accounting information. Therefore, the performance information shown in this report through November 30, 2018, is that of the VP ARMS Portfolio, which had a different investment objective, principal investment strategies and subadvisors.

3.	See footnote on page 5 for more information on this index.
4.	See footnote on page 5 for more information on the Morningstar Multialternative Category Average.
5.

“S&P 500®” is a trademark of The McGrawHill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8	MainStay VP IQ Hedge Multi-Strategy Portfolio

43%. The Portfolio’s correlation to the Bloomberg Barclays U.S. Aggregate Bond Index6 was –30%.

IndexIQ Advisors

Because IndexIQ Advisors only subadvised the Portfolio for a short period, not enough data was available to determine meaningful correlations.

During the reporting period, how did the Portfolio’s volatility compare to that of traditional fixed-income indices?

New York Life Investments

From January 1, 2018, through November 30, 2018, the Portfolio’s volatility was compared more closely to traditional fixed-income indices than that of equity indices. The Portfolio (then MainStay VP Absolute Return Multi-Strategy Portfolio) had a volatility of 4.4%, which compared to a volatility of 2.8% for the Bloomberg Barclay’s Aggregate Bond Index. Over the same portion of the reporting period, the volatility of the ICE BofA Merrill Lynch U.S. High Yield Master II Index7 was 2.7%, while the volatility of the S&P 500® Index was 15.5%.

IndexIQ Advisors

The brief period in which IndexIQ Advisors served as subadvisor to the Portfolio left us unable to meaningfully compare the Portfolio’s performance to traditional fixed-income indices.

During the reporting period, how did the Portfolio use derivatives and how was the Portfolio’s performance materially affected by investments in derivatives?

New York Life Investments

From January 1, 2018, through November 30, 2018, the Portfolio used derivatives for a variety of purposes, including alpha8 generation, hedging and operational efficiency. For example, the Portfolio used total return swaps for alpha generation in the tactical allocation sleeve to gain exposure to certain alternative beta indices. The nontraditional fixed-income managers used interest-rate derivatives for hedging specific exposures in their sleeves. Also, in the tactical allocation sleeve, certain exposures were assumed through total return swaps because of operational efficiency (leveraging better trading and operational infrastructure of external providers for cost efficiency). We believe that measuring the impact of derivatives on performance as positive or negative does not properly reflect the utility of derivatives to the Portfolio because of the functions they perform within the Portfolio. For example, a hedge performing as expected might have a negative contribution to return even as it serves its intended function to reduce a risk of an exposure. Nevertheless, derivatives contributed negatively to the Portfolio’s performance from January 1, 2018, through November 30, 2018.

IndexIQ Advisors

The Portfolio used total-return swaps to achieve additional long exposure and the short exposure necessary to implement a synthetic short strategy. Total-return swaps offer the equivalent economic exposure to the underlying instrument as compared to direct transactions in underlying securities, net of the cost/benefit of the exposure.

Long exposure offers the economic equivalent of ownership of the underlying security net of the cost owed. Short exposure offers the equivalent of selling the security short net of the reference rate received, ignoring the impact of margin costs.

Long exposure that decreases in value net of the cost paid for the exposure will result in losses in excess of direct ownership of the underlying security. Short exposure that rises in value in excess of the reference rate received will result in losses in excess of direct shorting, ignoring the impact of margin costs.

From November 30 through December 31, 2018, the use of derivatives in the Portfolio had a net negative impact on the Portfolio’s performance.

How did you allocate the Portfolio’s assets among each of the strategies during the reporting period and why?

New York Life Investments

The Portfolio’s allocations from January 1, 2018, through November 30, 2018, were based on the estimated optimal risk-return distribution of assets considering both the risk and return expectations. Until the end of November, the Portfolio’s allocation to an individual strategy could change if there was a statistically significant change in the risk-return characteristics of a strategy, if the outlook of a strategy improved substantially or if an attractive new strategy became available for investment

6.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The ICE BofA Merrill Lynch U.S. High Yield Master II Index monitors the performance of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

9

that we believed would likely further support the Portfolio’s investment goal.

IndexIQ Advisors

The Portfolio’s allocations are driven by quantitative models that determine the weights across the various hedge Portfolio strategies represented in the Portfolio as well as the weights of the assets within these strategies. Given the rules-based nature of the process, there is no subjectivity involved in the allocation decision process.

How did the tactical allocation among the strategies affect the Portfolio’s performance during the reporting period?

New York Life Investments

After a long stretch of low volatility, capital was redirected in January 2018 to strategies with higher risk and return potential. The allocations to the flexible bond and credit opportunities strategies were reduced and were moved primarily to the tactical/completion, global alpha and equity market neutral strategies. After a subsequent sustained rise in volatility, these changes were partially scaled back in April 2018, by reducing the allocation to the managed futures and global alpha strategies, while increasing the allocation to the flexible bond strategy. The net impact of these changes was positive for the Portfolio from January 1 through November 30, 2018.

IndexIQ Advisors

During the portion of the reporting period that IndexIQ Advisors subadvised the Portfolio, the IQ Hedge Multi-Strategy Index sought to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics by using the following hedge fund investment styles: long/short equity, global macro, market neutral, event-driven, fixed-income arbitrage, and emerging markets.

During the reporting period, how did each strategy either contribute to or detract from the Portfolio’s absolute performance?

New York Life Investments

From January 1 through November 30, 2018, the Portfolio received positive contributions to its gross performance from flexible bond (+0.19%), tactical/completion (+0.08%) and credit opportunities strategies (+0.07). Over the same period, the Portfolio experienced negative contributions to its gross performance from global alpha (–0.12%), MLP alpha (–0.96%), managed futures (–1.36%) and equity global market neutral (–2.15%).

IndexIQ Advisors

During the month of December 2018, the Portfolio’s emerging-market strategy returned –2.07%, the event-driven strategy returned –3.29%, the global macro strategy returned –2.53%, the fixed-income arbitrage strategy returned –1.41%, the long/short strategy returned –2.59% and the market neutral strategy returned +0.79%.

How did the Portfolio’s strategy weightings change during the reporting period?

New York Life Investments

Apart from the tactical changes discussed above, no other strategic changes took place from January 1 through November 30, 2018.

IndexIQ Advisors

For the month of December 2018, the weighting of the market neutral strategy rose 27.32%, the emerging market strategy rose 24.81%, the fixed-income strategy rose 16.44%, the global macro rose 15.76%, and the long/short strategy rose 1.41%.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP IQ Hedge Multi-Strategy Portfolio

Portfolio of Investments December 31, 2018

	Shares	Value
Exchange-Traded Funds 95.0%†
Bonds 71.7%
Convertible Bond Funds 1.8%
SPDR Bloomberg Barclays Convertible Securities ETF (a)	156,961	$7,344,205

Floating Rate Funds 14.2%
Invesco Senior Loan ETF	1,285,007	27,987,452
iShares Floating Rate Bond ETF	286,074	14,406,687
SPDR Blackstone / GSO Senior Loan ETF (a)	327,448	14,636,926

		57,031,065

High Yield Corporate Bond Funds 3.5%
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	66,051	1,719,307
Xtrackers USD High Yield Corporate Bond ETF	263,529	12,330,522

		14,049,829

International Bond Funds 2.9%
Invesco Emerging Markets Sovereign Debt ETF	40,581	1,072,150
iShares JP Morgan USD Emerging Markets Bond ETF	41,411	4,303,017
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF (a)	26,315	697,874
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	162,872	5,374,776
WisdomTree Emerging Markets Local Debt Fund	6,136	205,556

		11,653,373

Investment Grade Corporate Bond Funds 9.5%
iShares Broad USD Investment Grade Corporate Bond ETF	21,845	1,156,693
SPDR Portfolio Short Term Corporate Bond ETF	68,724	2,071,341
Vanguard Intermediate-Term Corporate Bond ETF	302,373	25,054,627
Vanguard Short-Term Corporate Bond ETF	123,025	9,588,568

		37,871,229

Mortgage-Backed Security Funds 1.7%
iShares MBS ETF	41,032	4,293,999
Vanguard Mortgage-Backed Securities ETF	51,454	2,649,366

		6,943,365

Municipal Bond Funds 0.3%
VanEck Vectors High-Yield Municipal Index ETF	16,542	1,009,724

Treasury Inflation Protected Security Funds 2.8%
iShares 0-5 Year TIPS Bond ETF (a)	28,892	2,831,994
PIMCO 1-5 Year U.S. TIPS Index ETF	19,904	1,011,919

	Shares	Value
Treasury Inflation Protected Security Funds (continued)
Vanguard Short-Term Inflation-Protected Securities ETF	151,088	$7,240,137

		11,084,050

U.S. Medium Term Treasury Bond Funds 2.1%
iShares 3-7 Year Treasury Bond ETF	38,071	4,621,820
Schwab Intermediate-Term U.S. Treasury ETF (a)	35,356	1,872,100
Vanguard Intermediate-Term Treasury ETF	29,317	1,860,750

		8,354,670

U.S. Short Term Treasury Bond Funds 32.9%
Goldman Sachs Access Treasury 0-1 Year ETF	130,696	13,076,135
Invesco Treasury Collateral ETF	23,420	2,469,405
iShares Short Treasury Bond ETF (a)	747,926	82,496,238
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	366,782	33,545,881

		131,587,659

Total Bonds (Cost $289,544,472)		286,929,169

Commodities 0.4%
Broad Funds 0.4%
Invesco DB Commodity Index Tracking Fund	105,706	1,531,680

Total Commodities (Cost $1,616,245)		1,531,680

Equities 22.9%
Asia ex Japan Equity Funds 0.2%
iShares MSCI All Country Asia ex Japan ETF (a)	5,274	335,057
iShares MSCI Pacific ex Japan ETF (a)	4,536	184,615
Vanguard FTSE Pacific ETF (a)	5,566	337,467

		857,139

BRIC Equity Funds 2.5%
iShares China Large-Cap ETF	142,446	5,566,790
iShares MSCI China ETF	67,571	3,555,586
SPDR S&P China ETF	10,653	903,481

		10,025,857

Emerging Small Cap Equity Funds 2.1%
SPDR S&P Emerging Markets SmallCap ETF	202,259	8,286,551

Europe Equity Funds 2.4%
iShares Europe ETF	162	6,337
iShares MSCI Eurozone ETF	646	22,649
Vanguard FTSE Europe ETF (a)	877	42,640
Xtrackers MSCI Europe Hedged Equity ETF (a)	382,348	9,623,699

		9,695,325

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Equities (continued)
International Equity Core Funds 0.2%
Xtrackers MSCI EAFE Hedged Equity ETF	31,449	$877,427

International Large Cap Growth Funds 0.1%
iShares MSCI EAFE Growth ETF (a)	6,478	447,436

International Small Cap Equity Funds 4.9%
iShares MSCI EAFE Small-Cap ETF (a)	230,786	11,959,330
SPDR S&P International Small Cap ETF (a)	36,327	1,014,250
Vanguard FTSE All World ex-U.S. Small-Cap ETF (a)	71,407	6,760,815

		19,734,395

Japan Equity Funds 1.9%
Xtrackers MSCI Japan Hedged Equity ETF (a)	207,190	7,520,997

U.S. Large Cap Core Funds 0.7%
Energy Select Sector SPDR Fund	13,350	765,622
Financial Select Sector SPDR Fund (a)	21,493	511,963
Invesco KBW Bank ETF	7,723	340,739
SPDR S&P Bank ETF	31,362	1,171,371

		2,789,695

U.S. Large Cap Growth Funds 2.4%
iShares Russell 1000 Growth ETF (a)	29,672	3,884,362
iShares S&P 500 Growth ETF (a)	13,250	1,996,377
SPDR Portfolio S&P 500 Growth ETF	10,211	331,857
Vanguard Growth ETF	24,427	3,281,279

		9,493,875

U.S. Large Cap Value Funds 2.2%
iShares Russell 1000 Value ETF	30,336	3,368,813
iShares S&P 500 Value ETF	13,190	1,334,037
SPDR Portfolio S&P 500 Value ETF	8,295	225,292
Vanguard Value ETF (a)	39,555	3,874,412

		8,802,554

U.S. Multi Cap Funds 0.7%
iShares Core S&P Total US Stock Market ETF	5,613	318,594
Schwab U.S. Broad Market ETF	4,381	262,553
Vanguard Total Stock Market ETF	16,179	2,064,926

		2,646,073

U.S. Small Cap Core Funds 0.3%
iShares Russell 2000 ETF	5,478	733,504
Schwab U.S. Small-Cap ETF (a)	2,025	122,877
Vanguard Small-Cap ETF (a)	2,829	373,400

		1,229,781

U.S. Small Cap Growth Funds 2.3%
iShares Russell 2000 Growth ETF	22,052	3,704,736
iShares S&P Small-Cap 600 Growth ETF	14,962	2,413,820

	Shares	Value
U.S. Small Cap Growth Funds (continued)
Vanguard Small-Cap Growth ETF (a)	21,553	$3,245,666

		9,364,222

Total Equities (Cost $99,374,061)		91,771,327

Total Exchange-Traded Funds (Cost $390,534,778)		380,232,176

Exchange-Traded Notes 0.2%
Commodities 0.1%
Broad Notes 0.1%
iPath Bloomberg Commodity Index Total Return ETN (b)	28,611	607,126

Total Commodities (Cost $656,751)		607,126

Volatility 0.1%
Volatility Notes 0.1%
iPATH S&P 500 VIX Short-Term Futures ETN (b)	4,290	201,115

Total Volatility (Cost $151,750)		201,115

Total Exchange-Traded Notes (Cost $808,501)		808,241

Exchange-Traded Vehicles 3.7%
Commodities 1.4%
Gold Funds 1.4%
SPDR Gold Shares (b)	45,881	5,563,071

Total Commodities (Cost $5,301,090)		5,563,071

Currencies 2.3%
Euro Funds 1.0%
Invesco CurrencyShares Euro Trust (b)	37,371	4,091,377

Japanese Yen Funds 1.2%
Invesco CurrencyShares Japanese Yen Trust (b)	55,394	4,825,371

U.S. Dollar Funds 0.1%
Invesco DB U.S. Dollar Index Bullish Fund (a)	7,772	197,798

Total Currencies (Cost $8,921,387)		9,114,546

Total Exchange-Traded Vehicles (Cost $14,222,477)		14,677,617

Total Investments (Cost $405,565,756)	98.9%	395,718,034
Other Assets, Less Liabilities	1.1	4,435,135
Net Assets	100.0%	$400,153,169

12	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

†	Percentages indicated are based on Portfolio net assets.

(a)	All or a portion of this security was held on loan. As of December 31, 2018, the market value of securities loaned was $37,437,969 and the
Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $38,459,735 (See Note 2(Q)).

(b)	Non-income producing security.

Swap Contracts

Open OTC total return equity swap contracts as of December 31, 2018 were as follows:

Swap Counterparty	Total Return Benchmark	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[2]

Morgan Stanley & Co.	Energy Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	$36	$—
Merrill Lynch	Energy Select Sector SPDR Fund	1 month LIBOR plus 0.50%	4/2/2020	Monthly	36	—
Morgan Stanley & Co.	Financial Select Sector SPDR Fund	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	48	—
Merrill Lynch	First Trust Dow Jones Internet Index Fund	1 month LIBOR	4/2/2020	Monthly	(91)	—
Morgan Stanley & Co.	First Trust Dow Jones Internet Index Fund	Federal Fund Rate minus 3.95%	9/15/2020	Monthly	(91)	—
Morgan Stanley & Co.	Goldman Sachs Access Treasury 0-1 Year ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	617	—
Merrill Lynch	Goldman Sachs Access Treasury 0-1 Year ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	617	—
Morgan Stanley & Co.	Health Care Select Sector SPDR Fund	Federal Fund Rate minus 0.40%	9/15/2020	Monthly	(6)	—
Merrill Lynch	Invesco CurrencyShares Australian Dollar Trust	1 month LIBOR	4/2/2020	Monthly	(528)	—
Morgan Stanley & Co.	Invesco CurrencyShares Australian Dollar Trust	Federal Fund Rate minus 1.15%	9/15/2020	Monthly	(528)	—
Merrill Lynch	Invesco CurrencyShares British Pound Sterling Trust	1 month LIBOR	4/2/2020	Monthly	(327)	—
Morgan Stanley & Co.	Invesco CurrencyShares British Pound Sterling Trust	Federal Fund Rate minus 5.70%	9/15/2020	Monthly	(327)	—
Merrill Lynch	Invesco CurrencyShares Euro Currency Trust	1 month LIBOR plus 0.50%	4/2/2020	Monthly	193	—
Morgan Stanley & Co.	Invesco CurrencyShares Euro Currency Trust	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	193	—
Merrill Lynch	Invesco CurrencyShares Japanese Yen Trust	1 month LIBOR plus 0.50%	4/2/2020	Monthly	228	—
Morgan Stanley & Co.	Invesco CurrencyShares Japanese Yen Trust	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	228	—
Morgan Stanley & Co.	Invesco DB Commodity Index Tracking Fund	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	72	—
Merrill Lynch	Invesco DB Commodity Index Tracking Fund	1 month LIBOR plus 0.50%	4/2/2020	Monthly	72	—
Morgan Stanley & Co.	Invesco DB US Dollar Index Bullish Fund	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	9	—
Merrill Lynch	Invesco DB US Dollar Index Bullish Fund	1 month LIBOR plus 0.50%	4/2/2020	Monthly	9	—
Morgan Stanley & Co.	Invesco Emerging Markets Sovereign Debt ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	51	—
Merrill Lynch	Invesco Emerging Markets Sovereign Debt ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	51	—
Morgan Stanley & Co.	Invesco KBW Bank ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	16	—
Merrill Lynch	Invesco KBW Bank ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	16	—
Merrill Lynch	Invesco Preferred ETF	1 month LIBOR	4/2/2020	Monthly	(125)	—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2018 (continued)

Swap Counterparty	Total Return Benchmark	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[2]
Morgan Stanley & Co.	Invesco Preferred ETF	Federal Fund Rate minus 0.40%	9/15/2020	Monthly	$(125)	$—
Merrill Lynch	Invesco S&P 500 Low Volatiility	1 month LIBOR	4/2/2020	Monthly	(1,335)	—
Morgan Stanley & Co.	Invesco S&P 500 Low Volatiility	Federal Fund Rate minus 2.20%	9/15/2020	Monthly	(1,335)	—
Morgan Stanley & Co.	Invesco Senior Loan ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	1,321	—
Merrill Lynch	Invesco Senior Loan ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	1,321	—
Morgan Stanley & Co.	Invesco Treasury Collateral ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	117	—
Merrill Lynch	Invesco Treasury Collateral ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	117	—
Merrill Lynch	iPath Bloomberg Commodity Index Total Return ETN	1 month LIBOR plus 0.50%	4/2/2020	Monthly	29	—
Morgan Stanley & Co.	iPath Bloomberg Commodity Index Total Return ETN	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	29	—
Merrill Lynch	iPATH S&P 500 VIX Short-Term Futures ETN	1 month LIBOR plus 0.50%	4/2/2020	Monthly	10	—
Morgan Stanley & Co.	iPATH S&P 500 VIX Short-Term Futures ETN	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	10	—
Morgan Stanley & Co.	iShares 0-5 Year TIPS Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	134	—
Merrill Lynch	iShares 0-5 Year TIPS Bond ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	134	—
Morgan Stanley & Co.	iShares 3-7 Year Treasury Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	218	—
Merrill Lynch	iShares 3-7 Year Treasury Bond ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	218	—
Morgan Stanley & Co.	iShares Broad USD Investment Grade Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	55	—
Merrill Lynch	iShares Broad USD Investment Grade Corporate Bond ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	55	—
Morgan Stanley & Co.	iShares China Large-Cap ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	526	—
Merrill Lynch	iShares Core MSCI EAFE ETF	1 month LIBOR	4/2/2020	Monthly	(46)	—
Morgan Stanley & Co.	iShares Core MSCI EAFE ETF	Federal Fund Rate minus 0.40%	9/15/2020	Monthly	(46)	—
Merrill Lynch	iShares Core MSCI Emerging Markets ETF	1 month LIBOR	4/2/2020	Monthly	(315)	—
Morgan Stanley & Co.	iShares Core MSCI Emerging Markets ETF	Federal Fund Rate minus 0.40%	9/15/2020	Monthly	(315)	—
Morgan Stanley & Co.	iShares Core S&P Total US Stock Market ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	15	—
Merrill Lynch	iShares Core S&P Total US Stock Market ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	15	—
Merrill Lynch	iShares Edge MSCI Min Vol Emerging Markets ETF	1 month LIBOR	4/2/2020	Monthly	(1,595)	—
Morgan Stanley & Co.	iShares Edge MSCI Min Vol Emerging Markets ETF	Federal Fund Rate minus 0.60%	9/15/2020	Monthly	(1,595)	—
Merrill Lynch	iShares Edge MSCI Min Vol USA ETF	1 month LIBOR	4/2/2020	Monthly	(3,046)	—
Morgan Stanley & Co.	iShares Edge MSCI Min Vol USA ETF	Federal Fund Rate minus 0.70%	9/15/2020	Monthly	(3,046)	—
Morgan Stanley & Co.	iShares Europe ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	— ‡	—
Merrill Lynch	iShares Europe ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	— ‡	—
Morgan Stanley & Co.	iShares Floating Rate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	680	—
Merrill Lynch	iShares Floating Rate Bond ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	680	—
Morgan Stanley & Co.	iShares JP Morgan USD Emerging Markets Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	203	—

14	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Total Return Benchmark	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[2]
Merrill Lynch	iShares JP Morgan USD Emerging Markets Bond ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	$203	$—
Morgan Stanley & Co.	iShares MBS ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	203	—
Merrill Lynch	iShares MBS ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	203	—
Morgan Stanley & Co.	iShares MSCI All Country Asia ex Japan ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	16	—
Merrill Lynch	iShares MSCI All Country Asia ex Japan ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	16	—
Morgan Stanley & Co.	iShares MSCI China ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	336	—
Morgan Stanley & Co.	iShares MSCI EAFE Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	21	—
Merrill Lynch	iShares MSCI EAFE Growth ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	21	—
Morgan Stanley & Co.	iShares MSCI EAFE Small-Cap ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	565	—
Merrill Lynch	iShares MSCI EAFE Small-Cap ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	565	—
Morgan Stanley & Co.	iShares MSCI Eurozone ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	1	—
Merrill Lynch	iShares MSCI Eurozone ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	1	—
Merrill Lynch	iShares MSCI Japan ETF	1 month LIBOR	4/2/2020	Monthly	(3,098)	—
Morgan Stanley & Co.	iShares MSCI Japan ETF	Federal Fund Rate minus 0.55%	9/15/2020	Monthly	(3,098)	—
Morgan Stanley & Co.	iShares MSCI Pacific ex Japan ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	9	—
Merrill Lynch	iShares MSCI Pacific ex Japan ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	9	—
Morgan Stanley & Co.	iShares Russell 1000 Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	183	—
Merrill Lynch	iShares Russell 1000 Growth ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	183	—
Morgan Stanley & Co.	iShares Russell 1000 Value ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	159	—
Merrill Lynch	iShares Russell 1000 Value ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	159	—
Morgan Stanley & Co.	iShares Russell 2000 ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	35	—
Merrill Lynch	iShares Russell 2000 ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	35	—
Morgan Stanley & Co.	iShares Russell 2000 Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	175	—
Merrill Lynch	iShares Russell 2000 Growth ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	175	—
Merrill Lynch	iShares Russell 2000 Value ETF	1 month LIBOR	4/2/2020	Monthly	(1,387)	—
Morgan Stanley & Co.	iShares Russell 2000 Value ETF	Federal Fund Rate minus 0.45%	9/15/2020	Monthly	(1,387)	—
Morgan Stanley & Co.	iShares S&P 500 Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	94	—
Merrill Lynch	iShares S&P 500 Growth ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	94	—
Morgan Stanley & Co.	iShares S&P 500 Value ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	63	—
Merrill Lynch	iShares S&P 500 Value ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	63	—
Merrill Lynch	iShares S&P Small CAP 600 Value ETF	1 month LIBOR	4/2/2020	Monthly	(870)	—
Morgan Stanley & Co.	iShares S&P Small CAP 600 Value ETF	Federal Fund Rate minus 0.40%	9/15/2020	Monthly	(870)	—
Morgan Stanley & Co.	iShares S&P Small-Cap 600 Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	114	—
Merrill Lynch	iShares S&P Small-Cap 600 Growth ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	114	—
Morgan Stanley & Co.	iShares Short Treasury Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	3,894	—
Merrill Lynch	iShares Short Treasury Bond ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	3,894	—
Morgan Stanley & Co.	iShares Silver Trust	Federal Fund Rate minus 0.60%	9/15/2020	Monthly	(169)	—
Merrill Lynch	iShares Silver Trust	1 month LIBOR	4/2/2020	Monthly	(169)	—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2018 (continued)

Swap Counterparty	Total Return Benchmark	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[2]
Merrill Lynch	iShares U.S. Real Estate ETF	1 month LIBOR	4/2/2020	Monthly	$(8)	$—
Morgan Stanley & Co.	iShares U.S. Real Estate ETF	Federal Fund Rate minus 0.58%	9/15/2020	Monthly	(8)	—
Merrill Lynch	iShares US Preferred Stock ETF	1 month LIBOR	4/2/2020	Monthly	(389)	—
Morgan Stanley & Co.	iShares US Preferred Stock ETF	Federal Fund Rate minus 0.70%	9/15/2020	Monthly	(389)	—
Merrill Lynch	Materials Select Sector SPDR Fund	1 month LIBOR	4/2/2020	Monthly	(1,147)	—
Morgan Stanley & Co.	Materials Select Sector SPDR Fund	Federal Fund Rate minus 0.40%	9/15/2020	Monthly	(1,147)	—
Morgan Stanley & Co.	PIMCO 1-5 Year U.S. TIPS Index ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	48	—
Merrill Lynch	PIMCO 1-5 Year U.S. TIPS Index ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	48	—
Morgan Stanley & Co.	Schwab Intermediate-Term U.S. Treasury ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	88	—
Merrill Lynch	Schwab Intermediate-Term U.S. Treasury ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	88	—
Morgan Stanley & Co.	Schwab US Broad Market ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	12	—
Merrill Lynch	Schwab US Broad Market ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	12	—
Morgan Stanley & Co.	Schwab US Small-Cap ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	6	—
Merrill Lynch	Schwab US Small-Cap ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	6	—
Morgan Stanley & Co.	SPDR Blackstone / GSO Senior Loan ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	691	—
Merrill Lynch	SPDR Blackstone / GSO Senior Loan ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	691	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	1,584	—
Merrill Lynch	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	1,584	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Convertible Securities ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	347	—
Merrill Lynch	SPDR Bloomberg Barclays Convertible Securities ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	347	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	33	—
Merrill Lynch	SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	33	—
Morgan Stanley & Co.	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	81	—
Merrill Lynch	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	81	—
Merrill Lynch	SPDR Dow Jones International Real Estate ETF	1 month LIBOR	4/2/2020	Monthly	(1,856)	—
Morgan Stanley & Co.	SPDR Dow Jones International Real Estate ETF	Federal Fund Rate minus 0.60%	9/15/2020	Monthly	(1,856)	—
Merrill Lynch	SPDR Dow Jones REIT ETF	1 month LIBOR	4/2/2020	Monthly	(6)	—
Morgan Stanley & Co.	SPDR Dow Jones REIT ETF	Federal Fund Rate minus 1.40%	9/15/2020	Monthly	(6)	—
Morgan Stanley & Co.	SPDR Gold Shares	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	263	—
Merrill Lynch	SPDR Gold Shares	1 month LIBOR plus 0.50%	4/2/2020	Monthly	263	—
Morgan Stanley & Co.	SPDR Portfolio S&P 500 Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	16	—
Merrill Lynch	SPDR Portfolio S&P 500 Growth ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	16	—

16	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Swap Counterparty	Total Return Benchmark	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[2]
Morgan Stanley & Co.	SPDR Portfolio S&P 500 Value ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	$11	$—
Merrill Lynch	SPDR Portfolio S&P 500 Value ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	11	—
Morgan Stanley & Co.	SPDR Portfolio Short Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	98	—
Merrill Lynch	SPDR Portfolio Short Term Corporate Bond ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	98	—
Morgan Stanley & Co.	SPDR S&P Bank ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	55	—
Merrill Lynch	SPDR S&P Bank ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	55	—
Morgan Stanley & Co.	SPDR S&P China ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	85	—
Morgan Stanley & Co.	SPDR S&P Emerging Markets SmallCap ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	391	—
Merrill Lynch	SPDR S&P Emerging Markets SmallCap ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	391	—
Morgan Stanley & Co.	SPDR S&P International Small Cap ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	48	—
Merrill Lynch	SPDR S&P International Small Cap ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	48	—
Morgan Stanley & Co.	Technology Select Sector SPDR Fund	Federal Fund Rate minus 0.40%	9/15/2020	Monthly	(61)	—
Morgan Stanley & Co.	VanEck Vectors High-Yield Municipal Index ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	48	—
Merrill Lynch	VanEck Vectors High-Yield Municipal Index ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	48	—
Merrill Lynch	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	254	—
Morgan Stanley & Co.	VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	254	—
Morgan Stanley & Co.	Vanguard FTSE All World ex-U.S. Small-Cap ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	319	—
Merrill Lynch	Vanguard FTSE All World ex-U.S. Small-Cap ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	319	—
Merrill Lynch	Vanguard FTSE Developed Markets ETF	1 month LIBOR	4/2/2020	Monthly	(57)	—
Morgan Stanley & Co.	Vanguard FTSE Developed Markets ETF	Federal Fund Rate minus 0.40%	9/15/2020	Monthly	(57)	—
Merrill Lynch	Vanguard FTSE Emerging Markets ETF	1 month LIBOR	4/2/2020	Monthly	(359)	—
Morgan Stanley & Co.	Vanguard FTSE Emerging Markets ETF	Federal Fund Rate minus 0.40%	9/15/2020	Monthly	(359)	—
Morgan Stanley & Co.	Vanguard FTSE Europe ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	2	—
Merrill Lynch	Vanguard FTSE Europe ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	2	—
Morgan Stanley & Co.	Vanguard FTSE Pacific ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	16	—
Merrill Lynch	Vanguard FTSE Pacific ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	16	—
Morgan Stanley & Co.	Vanguard Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	155	—
Merrill Lynch	Vanguard Growth ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	155	—
Morgan Stanley & Co.	Vanguard Intermediate-Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	1,183	—
Merrill Lynch	Vanguard Intermediate-Term Corporate Bond ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	1,183	—
Morgan Stanley & Co.	Vanguard Intermediate-Term Treasury ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	88	—
Merrill Lynch	Vanguard Intermediate-Term Treasury ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	88	—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2018 (continued)

Swap Counterparty	Total Return Benchmark	Floating Rate[1]	Termination Date(s)	Payment Frequency Paid/ Received	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation[2]
Morgan Stanley & Co.	Vanguard Mortgage-Backed Securities ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	$125	$—
Merrill Lynch	Vanguard Mortgage-Backed Securities ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	125	—
Merrill Lynch	Vanguard Real Estate ETF	1 month LIBOR	4/2/2020	Monthly	(67)	—
Morgan Stanley & Co.	Vanguard Real Estate ETF	Federal Fund Rate minus 0.40%	9/15/2020	Monthly	(67)	—
Morgan Stanley & Co.	Vanguard Short-Term Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	453	—
Merrill Lynch	Vanguard Short-Term Corporate Bond ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	453	—
Morgan Stanley & Co.	Vanguard Short-Term Inflation-Protected Securities ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	342	—
Merrill Lynch	Vanguard Short-Term Inflation-Protected Securities ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	342	—
Morgan Stanley & Co.	Vanguard Small-Cap ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	18	—
Merrill Lynch	Vanguard Small-Cap ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	18	—
Morgan Stanley & Co.	Vanguard Small-Cap Growth ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	153	—
Merrill Lynch	Vanguard Small-Cap Growth ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	153	—
Merrill Lynch	Vanguard Small-Cap Value ETF	1 month LIBOR	4/2/2020	Monthly	(1,878)	—
Morgan Stanley & Co.	Vanguard Small-Cap Value ETF	Federal Fund Rate minus 0.95%	9/15/2020	Monthly	(1,878)	—
Morgan Stanley & Co.	Vanguard Total Stock Market ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	98	—
Merrill Lynch	Vanguard Total Stock Market ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	98	—
Morgan Stanley & Co.	Vanguard Value ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	183	—
Merrill Lynch	Vanguard Value ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	183	—
Morgan Stanley & Co.	WisdomTree Emerging Markets Local Debt Fund	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	10	—
Merrill Lynch	WisdomTree Emerging Markets Local Debt Fund	1 month LIBOR plus 0.50%	4/2/2020	Monthly	10	—
Morgan Stanley & Co.	Xtrackers MSCI EAFE Hedged Equity ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	41	—
Merrill Lynch	Xtrackers MSCI EAFE Hedged Equity ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	41	—
Morgan Stanley & Co.	Xtrackers MSCI Europe Hedged Equity ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	454	—
Merrill Lynch	Xtrackers MSCI Europe Hedged Equity ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	454	—
Morgan Stanley & Co.	Xtrackers MSCI Japan Hedged Equity ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	355	—
Merrill Lynch	Xtrackers MSCI Japan Hedged Equity ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	355	—
Morgan Stanley & Co.	Xtrackers USD High Yield Corporate Bond ETF	Federal Fund Rate plus 0.50%	9/15/2020	Monthly	582	—
Merrill Lynch	Xtrackers USD High Yield Corporate Bond ETF	1 month LIBOR plus 0.50%	4/2/2020	Monthly	582	—
					$(96)	$—

1.	Portfolio pays or receives the floating rate and receives or pays the total return of the reference entity.

2.	Reflects the value at reset date as of December 31, 2018.

18	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio and a negative value indicates a short position.

‡	Notional Amount less than 1,000.

The following abbreviations are used in the preceding pages:

DB—Deutsche Bank

EAFE—Europe, Australasia and Far East

EM—Emerging Markets

ETF—Exchange-Traded Fund

ETN—Exchange-Traded Note

FTSE—Financial Times Stock Exchange

KBW—Keefe, Bruyette & Woods

LIBOR—London Interbank Offered Rate

MBS—Mortgage-Backed Security

MSCI—Morgan Stanley Capital International

SPDR—Standard & Poor’s Depositary Receipt

TIPS—Treasury Inflation-Protected Security

USD—United States Dollar

VIX—CBOE Volatility Index

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Exchange-Traded Funds	$380,232,176	$—	$—	$380,232,176
Exchange-Traded Notes	808,241	—	—	808,241
Exchange-Traded Vehicles	14,677,617	—	—	14,677,617

Total Investments in Securities	$395,718,034	$—	$—	$395,718,034

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $405,565,756) including securities on loan of $37,437,969	$395,718,034
Receivables:
Investment securities sold	4,948,615
Dividends and interest	190,560
Securities lending income	23,632
Fund shares sold	15,349
Prepaid offering costs	3,494

Total assets	400,899,684

Liabilities
Due to custodian	31,075
Payables:
Manager (See Note 3)	180,182
Fund shares redeemed	149,118
Custodian	124,274
Professional fees	105,914
NYLIFE Distributors (See Note 3)	76,579
Shareholder communication	69,992
Offering costs	5,000
Transfer agent	1,151
Trustees	476
Accrued expenses	2,754

Total liabilities	746,515

Net assets	$400,153,169

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$48,902
Additional paid-in capital	482,504,285

482,553,187
Total distributable earnings (loss)(1)(2)	(82,400,018)

Net assets	$400,153,169

Initial Class
Net assets applicable to outstanding shares	$9,058,614

Shares of beneficial interest outstanding	1,102,630

Net asset value per share outstanding	$8.22

Service Class
Net assets applicable to outstanding shares	$391,094,555

Shares of beneficial interest outstanding	47,799,617

Net asset value per share outstanding	$8.18

(1)	See Note 11.

(2)	Consolidated for the period January 9, 2016 to November 30, 2018.

20	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations† for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$6,715,895
Interest (b)	5,690,335
Dividends-affiliated	480,772
Securities lending	60,587
Other	2,858

Total income	12,950,447

Expenses
Manager (See Note 3)	7,366,237
Broker fees and charges on short sales	3,536,275
Dividends on investments sold short	1,743,319
Distribution/Service—Service Class (See Note 3)	1,050,793
Custodian	422,254
Shareholder communication	168,943
Professional fees	166,238
Interest expense	24,126
Trustees	10,915
Transfer agent	4,485
Offering (See Note 2)	397
Miscellaneous	33,056

Total expenses before waiver/reimbursement	14,527,038
Expense waiver/reimbursement from Manager (See Note 3)	(1,224,294)

Net expenses	13,302,744

Net investment income (loss)	(352,297)

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	2,772,951
Affiliated investment company transactions	113,610
Investments sold short	(14,818,236)
Futures transactions	1,715,839
Swap transactions	(10,348,406)
Foreign currency forward transactions	359,384
Foreign currency transactions	(774,282)

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(20,979,140)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(25,041,502)
Affiliated investments	(130,437)
Investments sold short	8,115,406
Futures contracts	325,048
Swap contracts	200,805
Foreign currency forward contracts	666,965
Translation of other assets and liabilities in foreign currencies	(65,239)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(15,928,954)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(36,908,094)

Net increase (decrease) in net assets resulting from operations	$(37,260,391)

†	Consolidated Statement of Operations for the period January 1, 2018 to November 30, 2018.

(a)	Dividends recorded net of foreign withholding taxes in the amount of $122,095.

(b)	Interest recorded net of foreign withholding taxes in the amount of $8.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018†	2017†
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(352,297)	$(6,345,641)
Net realized gain (loss) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(20,979,140)	5,706,201
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(15,928,954)	(2,006,779)

Net increase (decrease) in net assets resulting from operations	(37,260,391)	(2,646,219)

Distributions to shareholders(1):
Initial Class	(180,327)
Service Class	(2,734,766)

	(2,915,093)

Dividends to shareholders from net investment income:
Initial Class		(1,598,200)
Service Class		(3,444,675)

Total distributions to shareholders	(2,915,093)	(5,042,875)

Capital share transactions:
Net proceeds from sale of shares	471,625,822	100,061,508
Net asset value of shares issued in connection with the acquisition of MainStay VP Absolute Return Multi-Strategy Portfolio	1,472,556	—
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,915,093	5,042,875
Cost of shares redeemed	(609,037,844)	(91,784,668)

Increase (decrease) in net assets derived from capital share transactions	(133,024,373)	13,319,715

Net increase (decrease) in net assets	(173,199,857)	5,630,621

Net Assets
Beginning of year	573,353,026	567,722,405

End of year(2)	$400,153,169	$573,353,026

†	Consolidated Statements of Changes in Net Assets for the periods January 1, 2018 to November 30, 2018 and January 1, 2017 to December 31, 2017.

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 11).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $(65,823) in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 11). See Note 4 for tax basis of distributable earnings.

22	MainStay VP IQ Hedge Multi-Strategy Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018†	2017†	2016†		2015	2014

Net asset value at beginning of year	$8.92	$9.04	$9.03		$9.82	$11.15

Net investment income (loss) (a)	(0.05)	(0.08)	(0.10)		(0.06)	(0.08)

Net realized and unrealized gain (loss) on investments	(0.55)	0.16	0.03		(0.72)	(1.25)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.10)	0.08		(0.01)	(0.00)‡

Total from investment operations	(0.60)	(0.02)	0.01		(0.79)	(1.33)

Less dividends:

From net investment income	(0.10)	(0.10)	—		—	—

Net asset value at end of year	$8.22	$8.92	$9.04		$9.03	$9.82

Total investment return (b)	(6.88%)	(0.25%)	0.11	% (c)	(8.04%)	(11.93%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.53%)	(0.93%)	(1.11%)		(0.59%)	(0.78%)

Net expenses (excluding short sale expenses) (d)	1.43%	1.43%	1.46%		1.47%	1.46%

Expenses (including short sales expenses, before waiver/reimbursement) (d)	2.96%	2.63%	2.63%		2.00%	2.21%

Short sale expenses	1.28%	1.05%	0.95%		0.53%	0.75%

Portfolio turnover rate	450%	185%	267%		115%	113%

Net assets at end of year (in 000’s)	$9,059	$149,753	$201,252		$3,051	$100,126

†	Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018, January 1, 2017 to December 31, 2017 and January 9, 2016 to December 31, 2016.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018†	2017†	2016†		2015		2014

Net asset value at beginning of year	$8.87	$8.99	$9.00		$9.79		$11.14

Net investment income (loss) (a)	(0.00)‡	(0.11)	(0.12)		(0.11)		(0.11)

Net realized and unrealized gain (loss) on investments	(0.63)	0.18	0.03		(0.67)		(1.24)

Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.11)	0.08		(0.01)		(0.00	)‡

Total from investment operations	(0.63)	(0.04)	(0.01)		(0.79)		(1.35)

Less dividends:

From net investment income	(0.06)	(0.08)	—		—		—

Net asset value at end of year	$8.18	$8.87	$8.99		$9.00		$9.79

Total investment return (b)	(7.14%)	(0.51%)	(0.11	%)(c)	(8.07	%)(c)	(12.12	%)(c)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.03%	(1.20%)	(1.36%)		(1.15%)		(1.04%)

Net expenses (excluding short sales expenses) (d)	1.60%	1.68%	1.71%		1.72%		1.71%

Expenses (including short sales expenses, before waiver/reimbursement) (d)	2.84%	2.88%	2.80%		2.51%		2.48%

Short sale expenses	0.99%	1.05%	0.90%		0.79%		0.77%

Portfolio turnover rate	450%	185%	267%		115%		113%

Net assets at end of year (in 000’s)	$391,094	$423,600	$366,470		$330,375		$344,385

†	Consolidated Financial Highlights for the periods January 1, 2018 to November 30, 2018, January 1, 2017 to December 31, 2017 and January 9, 2016 to December 31, 2016.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP IQ Hedge Multi-Strategy Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Effective at the close of business on November 30, 2018, the Portfolio acquired the assets and liabilities of MainStay VP Absolute Return Multi-Strategy Portfolio (the “Reorganization”), which was a separate series of the Fund (the “VP ARMS Portfolio”). The Reorganization was approved by the Fund’s Board of Trustees (the “Board”) and shareholders pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”), see Note 10 for additional information. The VP ARMS Portfolio was the accounting survivor in the Reorganization and as such, the financial statements and the financial highlights reflect the financial information of the VP ARMS Portfolio through November 30, 2018.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2013. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index. The IQ Hedge Multi-Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed-income arbitrage; and emerging markets. The

VP ARMS Portfolio’s investment objective until the November 30, 2018 Reorganization was to seek long-term growth of capital.

The Portfolio is a “fund of funds” that seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange-traded commodity pools (“ETVs”), and exchange-traded notes (“ETNs”) (such ETFs, ETVs and ETNs are referred to collectively as “exchange-traded products” or “ETPs”), but may also invest in one or more financial instruments, including but not limited to, futures contracts, reverse repurchase agreements, options, and swap agreements (collectively, “Financial Instruments”) in order to seek to achieve exposure to investment strategies and/or asset classes that are similar to those of the IQ Hedge Multi-Strategy Index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based

24	MainStay VP IQ Hedge Multi-Strategy Portfolio

on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued

25

Notes to Financial Statements (continued)

whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, including ETPs, are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

For U.S. tax purposes, the Cayman Subsidiary (defined in Note 2(V)) is treated as a controlled foreign corporation (“CFC”) of the Portfolio under the Internal Revenue Code. As a U.S. shareholder of a CFC, the Portfolio is required to include its share of the Cayman Subsidiary’s earnings in its taxable income. Any net loss or deficit in earnings generated by the Cayman Subsidiary cannot be deducted by the Portfolio in the period incurred, nor can such loss or deficit in earnings be carried forward to offset the Portfolio’s taxable income and the Cayman Subsidiary’s earnings in future periods. As a Cayman Islands exempted limited company,

26	MainStay VP IQ Hedge Multi-Strategy Portfolio

the Cayman Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at this time.

With respect to the VP ARMS Portfolio investments in the Cayman Subsidiary, the Internal Revenue Service (“IRS”) has issued private letter rulings to regulated investment companies (but not the VP ARMS Portfolio) in which the IRS specifically concluded that income and gains earned by a regulated investment company from its investment in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying gross income of a regulated investment company for purposes of compliance with Subchapter M of the Internal Revenue Code. However, the VP ARMS Portfolio is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the issuance of such private letter rulings, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the VP ARMS Portfolio’s income inclusion with respect to the Cayman Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Cayman Subsidiary that is attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

In connection with investments in the Cayman Subsidiary, the VP ARMS Portfolio has obtained an opinion of counsel that gross income derived by the VP ARMS Portfolio from its investment in the Cayman Subsidiary should constitute qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code. However, no assurances can be provided that the IRS would not be able to successfully assert that the gross income derived by the VP ARMS Portfolio from its investment in the Cayman Subsidiary was not qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code, in which case the VP ARMS Portfolio could fail to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code if less than 90% of its gross income was not derived from such qualifying gross income. If the VP ARMS Portfolio failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, the VP ARMS Portfolio shareholders.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The Portfolio may invest in master limited partnerships (“MLPs”). To comply with Subchapter M of the Internal Revenue Code, the Portfolio may invest no more than 25% of its total assets in MLPs. Distributions on a MLP are generally recorded based on the characterization reported on the Portfolio’s Form 1065, Schedule K-1, received from the MLP. The Portfolio records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP on its Statement of Operations, as well as adjusts the cost basis of each MLP accordingly, as reported on the Portfolio’s Portfolio of Investments.

Distributions received from investments in energy related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Portfolio records its investment income on the ex-date of the distributions. For purposes of the financial statements, the Portfolio uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end.

The Portfolio estimates the allocation of investment income and return of capital associated with distributions received from MLPs and recorded on the Statement of Operations. For the year ended December 31, 2018, the Portfolio estimated approximately 100% of the distributions received from MLPs to be from return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate

27

Notes to Financial Statements (continued)

classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETPs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETPs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETPs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

In addition, the Portfolio bears a pro rata share of the fees and expenses of the ETPs in which it invests. Because the ETPs have varied expense and fee levels and the Portfolio may own different proportions of the ETPs at different times, the amount of fees and expenses incurred indirectly by the Portfolio may vary.

(G)  Offering and Organization Costs.  Offering costs paid in connection with the offering of shares of the Portfolio are amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Portfolio are expensed on the first day of operations.

(H)  Use of Estimates.  In preparing the financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(I)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2018, the Portfolio did not hold any repurchase agreements.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may

28	MainStay VP IQ Hedge Multi-Strategy Portfolio

result in a loss to the Portfolio. As of December 31, 2018, the Portfolio did not hold any futures contracts.

(K)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. As of December 31, 2018, the Portfolio did not hold any foreign currency forward contracts.

(L)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to

29

Notes to Financial Statements (continued)

post in an uncleared transaction. As of December 31, 2018, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the London Interbank Offered Rate (“LIBOR”)). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Equity Swaps (Total Return Swaps): Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Portfolio enters into a “long” equity swap, the counterparty may agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio will generally agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Portfolio’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolio’s current obligations. The Portfolio and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Portfolio may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or the Subadvisor do not accurately analyze and predict future market trends, the values or assets or economic factors, the Portfolio may suffer a loss, which may be substantial.

30	MainStay VP IQ Hedge Multi-Strategy Portfolio

Proprietary Basket Swaps: The Portfolio may enter into total return swaps to obtain exposure to a portfolio of long and short derivative instruments without owning such securities. Under the terms of the contract, the swap is designed to function as a portfolio of direct investments in long and short derivative instruments. This means that the Portfolio has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), which are reflected in the swap’s market value. The market value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. Positions within the swap are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions become available for cash settlement between the Portfolio and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Portfolio and the counterparty, over the life of the agreement. Subsequent to November 30, 2018, the Portfolio no longer engaged in proprietary basket swaps activities due to the investment strategy change as a result of the Reorganization.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2018, the Portfolio did not hold any rights or warrants.

(O)  Options Contracts.  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency. As of December 31, 2018, the Portfolio did not hold any options contracts.

(P)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is

31

Notes to Financial Statements (continued)

accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. As of December 31, 2018, the Portfolio did not enter into any securities sold short.

(Q)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio had securities on loan with a value of $37,437,969 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $38,459,735.

(R)  High-Yield Securities, Energy Company, and Foreign Securities Risk.  The Portfolio may invest in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio may invest up to 25% of its total assets in securities of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, minerals or other natural resources (“Energy Companies”). The Portfolio may be particularly vulnerable to adverse events affecting Energy Companies as a result of its focus in Energy Companies.

The Portfolio may invest as a limited partner in the equity securities of MLPs. As limited partners of MLPs, holders of MLP equity securities are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

The Portfolio may enter into investment transactions which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected in the Statement of Assets and Liabilities. Off-balance sheet risk generally arises from the use of derivative financial instruments or short sales.

(S)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(T)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown,

32	MainStay VP IQ Hedge Multi-Strategy Portfolio

as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(U)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

The Portfolio utilizes a range of derivative instruments for a variety of different purposes. Total return swaps (“TRS”) are one form of derivative that is used. In some cases, TRS contracts are entered into so as to affect long and short exposure to individual securities or indices within a particular strategy. In other cases, TRS are used to gain exposure to the strategy itself, which may also use derivatives. For example, a TRS contract is used to generate the return available from a customized index comprised of a diversified basket of exchange-traded futures. Other examples of derivative positions into which the Portfolio may enter include interest rate swaps, credit default swaps and option contracts. These instruments are frequently used to obtain a desired return at a lower cost to the Portfolio than is available when investing directly in the underlying instrument or to hedge against credit and interest rate risks. The Portfolio may also enter into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$1,604,411	$—	$111,428	$1,715,839
Swap Contracts	Net realized gain (loss) on swap transactions	—	(10,793,914)	1,116,969	(671,461)	(10,348,406)
Forward Contracts	Net realized gain (loss) on foreign currency forward transactions	359,384	—	—	—	359,384

Total Realized Gain (Loss)		$359,384	$(9,189,503)	$1,116,969	$(560,033)	$(8,273,183)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Credit Contracts Risk	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$422,135	$—	$(97,087)	$325,048
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	247,252	(305,532)	259,085	200,805
Forward Contracts	Net change in unrealized appreciation (depreciation) on foreign currency forward contracts	666,965	—	—	—	666,965

Total Change in Unrealized Appreciation (Depreciation)		$666,965	$669,387	$(305,532)	$161,998	$1,192,818

33

Notes to Financial Statements (continued)

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk		Credit Contracts Risk		Interest Rate Contracts Risk		Total

Futures Contracts Long (a)	$—	$21,150,766		$—		$—		$21,150,766
Futures Contracts Short	$—	$(8,531,158	)(a)	$—		$(1,522,625	)(b)	$(10,053,783)
Swap Contracts Long	$—	$371,408,905		$60,138,279	(b)	$17,816,000	(b)	$449,363,184
Swap Contracts Short (a)	$—	$(9,477,777)		$—		$—		$(9,477,777)
Forward Contracts Long (c)	$1,381,036	$—		$—		$—		$1,381,036
Forward Contracts Short (c)	$(48,026,551)	$—		$—		$—		$(48,026,551)

(a)	Positions were open four months during the reporting period.

(b)	Positions were open ten months during the reporting period.

(c)	Positions were open less than one month during the reporting period.

(V)  Basis for Consolidation for the Wholly-Owned Subsidiary.  MainStay VP Multi-Strategy Cayman Fund Ltd. (the “Cayman Subsidiary”) was organized as an exempted limited company under the laws of the Cayman Islands, and was a wholly-owned and controlled subsidiary of the VP ARMS Portfolio. The VP ARMS Portfolio and the Cayman Subsidiary were both advised by the Manager, and were subject to the same investment restrictions and guidelines as well as follow the same compliance policies and procedures. The Cayman Subsidiary served as an investment vehicle for the VP ARMS Portfolio to enable the VP ARMS Portfolio to gain exposure to the commodities markets, primarily through investing up to 25% in the aggregate of the VP ARMS Portfolio’s assets in the equity securities of the Cayman Subsidiary. In pursuing its investment objective, the Cayman Subsidiary was expected to invest, directly or indirectly through the use of derivatives (including total return swaps), in securities, commodities, commodity related instruments and other investments. Except where the context otherwise requires, the term “VP ARMS Portfolio” refers to the VP ARMS Portfolio together with the Cayman Subsidiary.

Although the Cayman Subsidiary was otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the VP ARMS Portfolio, the investment programs of the VP ARMS Portfolio and the Cayman Subsidiary were not necessarily identical. The VP ARMS Portfolio conducted its commodity investment activities only through the Cayman Subsidiary. During the fiscal year through November 30, 2018, the VP ARMS Portfolio was the sole shareholder of the Cayman Subsidiary. As a wholly-owned subsidiary of the VP ARMS Portfolio, all assets, liabilities, income and expenses of the Cayman Subsidiary are consolidated in the financial statements and financial highlights of the VP ARMS Portfolio, and all significant intercompany balances, revenues and expenses have been eliminated in consolidation.

(W)  Commodity Futures Trading Commission Regulation.  The VP ARMS Portfolio and the Cayman Subsidiary operated subject to Commodity Futures Trading Commission (“CFTC”) regulation and the Manager and Candriam France S.A.S. (“Candriam France” or “Subadvisor”) are registered with the CFTC as a commodity pool operator (“CPO”) and Commodity Trading Advisor (“CTA”), respectively, and each is a member of the National Futures Association. The Manager and Candriam France acted as CPO and CTA, respectively, to the VP ARMS Portfolio and the Cayman Subsidiary. Accordingly, the VP ARMS Portfolio and the Manager complied with certain CFTC rules regarding the disclosure, reporting and recordkeeping requirements that applied with respect to the VP ARMS Portfolio as a result of the Manager’s registration as a CPO. Generally, these rules allowed for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the VP ARMS Portfolio’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Manager as the VP ARMS Portfolio’s CPO, the Manager’s compliance with SEC disclosure and shareholder reporting were generally deemed to fulfill the Manager’s CFTC compliance obligations so long as the VP ARMS Portfolio operated in compliance with the conditions of CFTC Regulation 4.12.

Candriam France operated the Cayman Subsidiary in accordance with an operational exemption from certain CFTC disclosure, reporting and recordkeeping provisions.

As a result of CFTC regulation with respect to the VP ARMS Portfolio and the Cayman Subsidiary, the VP ARMS Portfolio and the Cayman Subsidiary incurred additional compliance and other expenses. The CFTC has neither reviewed nor approved the VP ARMS Portfolio, the Cayman Subsidiary, their investment strategies, or theVP ARMS Portfolio’s Prospectus or Statement of Additional Information. Subsequent to November 30, 2018, the Portfolio no longer engaged in commodity futures activities due to the investment strategy change as a result of the Reorganization.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the

34	MainStay VP IQ Hedge Multi-Strategy Portfolio

compensation of the Chief Compliance Officer attributable to the Portfolio. IndexIQ Advisors LLC (“IndexIQ Advisors” or “Subadvisor”), a registered investment adviser and an affiliate of New York Life Investments, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and IndexIQ Advisors, New York Life Investments pays for the services of the Subadvisor. New York Life pays for the services of the Subadvisor.

Prior to the Reorganization, the VP ARMS Portfolio had different subadvisors. Candriam France, a registered investment adviser, served as a subadvisor, pursuant to the terms of a subadvisory agreement between New York Life Investments and Candriam France, and was responsible for the day-to-day portfolio management of a portion of the Portfolio and the Cayman Subsidiary. Cushing® Asset Management, LP (“Cushing”), a registered investment adviser, served as a subadvisor, pursuant to the terms of a subadvisory agreement between New York Life Investments and Cushing, and was responsible for the day-to-day portfolio management of a portion of the VP ARMS Portfolio. MacKay Shields LLC (“MacKay Shields”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, served as a subadvisor, pursuant to the terms of an amended and restated subadvisory agreement between New York Life Investments and MacKay Shields, and was responsible for the day-to-day portfolio management of a portion of the Portfolio. Prior to January 1, 2018, Cornerstone Capital Management Holdings LLC served as a subadvisor to the VP ARMS Portfolio. Effective January 1, 2018, all investment personnel of Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields due to an organizational restructuring. New York Life Investments paid for the services of these subadvisors.

The Cayman Subsidiary had entered into a separate advisory agreement with New York Life Investments for the management of the Cayman Subsidiary’s portfolio pursuant to which the Cayman Subsidiary was obligated to pay New York Life Investments a management fee at the same rate that the VP ARMS Portfolio paid New York Life Investments for services provided to the VP ARMS Portfolio. New York Life Investments was contractually obligated to waive the management fee it received from the VP ARMS Portfolio in an amount equal to the management fee paid to New York Life Investments by the Cayman Subsidiary.

Effective November 30, 2018, the Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.75%.

Prior to the Reorganization, the VP ARMS Portfolio paid New York Life Investments a monthly fee for services performed and the facilities furnished at an annual rate of the VP ARMS Portfolio’s average daily net assets as follows: 1.25%. During the year ended December 31, 2018, the effective management fee rate was 1.45% (exclusive of any applicable waivers/reimbursements).

Effective November 30, 2018, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.70% and 0.95% for Initial Class shares and Service Class shares, respectively. This agreement will remain in effect until May 1, 2020, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Prior to the Reorganization, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses did not exceed 1.46% and 1.71% for Initial Class shares and Service Class shares of the VP ARMS Portfolio, respectively.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $7,366,237 and waived its fees and/or reimbursed expenses in the amount of $1,224,294.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

35

Notes to Financial Statements (continued)

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
IQ Global Resources ETF	$2,922	$2,843	$(5,521)	$(114)	$(130)	$—	$—	$—	—
MainStay U.S. Government Liquidity Fund	—	785,437	(785,437)	—	—	—	481	—	—

	$2,922	$788,280	$(790,958)	$(114)	$(130)	$—	$481	$—

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$405,992,967	$2,043,621	$(12,318,605)	$(10,274,984)

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$817,201	$(72,933,965)	$—	$(10,283,254)	$(82,400,018)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$ 14,069,814	$(14,069,814)

The reclassifications for the Portfolio are primarily due to merger-related tax adjustments.

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $72,933,965, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$72,815	$119

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$2,915,093	$—	$5,042,875	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month LIBOR whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may

36	MainStay VP IQ Hedge Multi-Strategy Portfolio

renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, were $1,119,295 and $915,029, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	1,208,739	$10,226,499
Shares issued in connection with the acquisition of MainStay VP Absolute Return Multi-Strategy Portfolio	171,924	1,448,027
Shares issued to shareholders in reinvestment of dividends and distributions	21,468	180,327
Shares redeemed	(17,082,507)	(146,009,563)

Net increase (decrease)	(15,680,376)	$(134,154,710)

Year ended December 31, 2017:
Shares sold	695,276	$6,255,899
Shares issued to shareholders in reinvestment of dividends and distributions	178,925	1,598,200
Shares redeemed	(6,351,526)	(56,782,439)

Net increase (decrease)	(5,477,325)	$(48,928,340)

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	54,944,534	$461,399,323
Shares issued in connection with the acquisition of MainStay VP Absolute Return Multi-Strategy Portfolio	2,931	24,529
Shares issued to shareholders in reinvestment of dividends and distributions	332,206	2,734,766
Shares redeemed	(55,252,849)	(463,028,281)

Net increase (decrease)	26,822	$1,130,337

Year ended December 31, 2017:
Shares sold	10,538,746	$93,805,609
Shares issued to shareholders in reinvestment of dividends and distributions	387,846	3,444,675
Shares redeemed	(3,929,994)	(35,002,229)

Net increase (decrease)	6,996,598	$62,248,055

Note 10–Fund Acquisitions

At a meeting held on June 19-21, 2018, the Board approved an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the VP ARMS Portfolio in exchange for shares of the Portfolio, followed by the complete liquidation of the VP ARMS Portfolio. The Reorganization was completed on November 30, 2018. The shareholders of VP ARMS Portfolio received newly-issued service class shares in tax-free transactions. The shares were issued at the service class NAV of VP ARMS Portfolio as of November 30, 2018. Refer to the Statements of Changes in Net Assets and Note 9 for details of the capital transactions in relation to the acquisition. The Reorganization would provide shareholders the opportunity to continue to participate in a suitable multi-alternative option of the VP ARMS Portfolio with lower management fees and estimated operating expenses. Additionally, the strategy pursued by the Portfolio may provide exposure to sources of return not generally available through traditional equity and fixed-income indices and diversification. The aggregate net assets of the VP ARMS Portfolio and the Portfolio immediately before the acquisition and the combined net assets after the acquisition were the same.

37

Notes to Financial Statements (continued)

The chart below shows a summary of net assets, shares outstanding, net unrealized appreciation/(depreciation), undistributed net investment income and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	MainStay VP Absolute Return Multi-Strategy Portfolio*	MainStay VP IQ Hedge Multi-Strategy Portfolio	MainStay VP IQ Hedge Multi-Strategy Portfolio
Net Assets:
Initial Class	$7,886,520	$1,448,027	$9,334,547
Service Class	409,673,122	24,529	409,697,651
Shares Outstanding:
Initial Class	936,368	147,500	1,108,292
Service Class	48,946,792	2,500	48,949,723
Net asset value per share outstanding:
Initial Class	$8.42	$9.82	$8.42
Service Class	$8.37	$9.81	$8.37
Net unrealized appreciation/(depreciation)	1,070,738	(24,021)	1,046,518
Undistributed net investment income	(3,672,195)	4,328	(3,672,195)
Accumulated net realized gain/(loss)	(84,540,598)	(7,951)	(84,540,598)

*	Represents the accounting survivor.

Assuming the acquisition of VP ARMS Portfolio had been completed on January 1, 2018, the beginning of the annual reporting period of the Portfolio, the Portfolio’s pro forma results of operations for the period ended December 31, 2018, are as follows (Unaudited):

Net investment income (loss)	$(3,363,799)
Net realized and unrealized gain (loss)	(58,076,467)
Net change in net assets resulting from operations	$(61,440,266)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MainStay VP Absolute Return Multi-Strategy Portfolio that have been included in the Portfolio’s Statement of Operations since November 30, 2018.

For financial reporting purposes, assets received and shares issued by the Portfolio’ were recorded at fair value; however, the cost basis of the investments received from VP ARMS Portfolio, in the amount of $198,874,304, was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 11–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

38	MainStay VP IQ Hedge Multi-Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP IQ Hedge Multi-Strategy Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP IQ Hedge Multi-Strategy Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The Management Agreement with respect to the MainStay VP IQ Hedge Multi-Strategy Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and IndexIQ Advisors LLC (“IndexIQ Advisors”) with respect to the Portfolio (together, “Advisory Agreements”) is subject to review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its June 19-21, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved the Advisory Agreements for an initial two-year period.

In reaching its decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and IndexIQ Advisors specifically in connection with a contract review process that took place in advance of the meeting, which included responses from New York Life Investments and IndexIQ Advisors to a comprehensive list of requests encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and the Independent Trustees. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or IndexIQ Advisors (including institutional separate accounts) that follow investment strategies similar to those proposed for the Portfolio, including the IQ Hedge Multi-Strategy Tracker ETF, and the rationale for any differences in the Portfolio’s proposed management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information previously provided to the Board in connection with its review of the investment advisory and subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee.

In considering the approval of the Advisory Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services to be provided to the Portfolio by New York Life Investments and IndexIQ Advisors; (ii) the qualifications of the proposed portfolio managers for the Portfolio and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Portfolio, including the IQ Hedge Multi-Strategy Tracker ETF; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and IndexIQ Advisors from their relationships with the Portfolio; (iv) the extent to which economies of scale may be realized if the Portfolio grows and the extent to which economies of scale may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s proposed management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and IndexIQ Advisors. Although the Board recognized that the comparisons between the Portfolio’s anticipated fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s proposed management fee and anticipated overall total ordinary operating expenses as compared to the peer funds identified by New York Life Investments. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and IndexIQ Advisors. The Board’s conclusions with respect to the Advisory Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the advisory agreements for other funds in the MainStay Group of Funds in prior years and the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners who may invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, will have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the Advisory Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to be Provided by New York Life Investments and IndexIQ Advisors

The Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of other mutual funds and managing fund operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative and other non-advisory services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments would devote significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ extensive oversight and due diligence reviews of IndexIQ Advisors and continuous analysis of, and interactions with, IndexIQ Advisors with respect to, among other things, the Portfolio’s performance and risk as well as IndexIQ Advisors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments would provide to the Portfolio under the terms of the proposed Management Agreement, including: (i) fund accounting and on-going oversight services to be provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and

40	MainStay VP IQ Hedge Multi-Strategy Portfolio

analytical services to be provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services to be provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services to be provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis to be provided by compliance and investment personnel. The Board noted that the non-advisory services to be provided by New York Life Investments are set forth in the proposed Management Agreement for the Portfolio. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.

The Board also examined the nature, extent and quality of the investment advisory services that IndexIQ Advisors proposed to provide to the Portfolio. The Board evaluated IndexIQ Advisors’ experience in managing other portfolios, including with investment strategies similar to those of the Portfolio, such as the IQ Hedge Multi-Strategy Tracker ETF. The Trustees examined IndexIQ Advisors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at IndexIQ Advisors, and IndexIQ Advisors’ overall legal and compliance environment, resources and history. The Board considered that New York Life Investments’ and IndexIQ Advisors’ policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged the continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by IndexIQ Advisors. The Board reviewed IndexIQ Advisors’ ability to attract and retain qualified investment professionals and IndexIQ Advisors’ willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s proposed portfolio managers, including with respect to other products with similar investment strategies to the Portfolio, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

A discussion followed regarding the Portfolio’s anticipated investments in exchange-traded funds (“ETFs”) in excess of statutory limitations under the 1940 Act in reliance on exemptive relief issued to the ETFs, including the conditions of the applicable exemptive relief, and the Portfolio’s entry into investing fund agreements with these ETFs in accordance with such relief. The Board concluded that the management fees to be charged to the Portfolio would be for advisory services to be provided to the Portfolio that would be in addition to, and would not be not duplicative of, services provided to the underlying ETFs under their respective advisory contracts.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio likely would benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and IndexIQ Advisors’ experience, personnel, operations and resources.

Investment Performance

In connection with the Board’s consideration of the Advisory Agreements, the Board noted that the Portfolio had no investment performance track record because the Portfolio had not yet commenced investment operations. The Board discussed with management the Portfolio’s proposed investment process, strategies and risks, recognizing that these would be materially similar to those of the IQ Hedge Multi-Strategy Tracker ETF advised by IndexIQ Advisors. Additionally, the Board considered the historical performance of other investment portfolios with similar investment strategies that are or have been managed by the proposed portfolio managers for the Portfolio, including the IQ Hedge Multi-Strategy Tracker ETF. The Board also considered the historical performance of IQ Hedge Multi-Strategy Tracker ETF relative to its underlying index, the IQ Hedge Multi-Strategy Index, which would also be the underlying index of the Portfolio, and the HFRI Fund of Funds Composite Index, the IQ Hedge Multi-Strategy Tracker ETF’s broad-based securities market index for purposes of performance comparison. In addition, the Board considered information regarding the correlation and tracking error between the IQ Hedge Multi-Strategy Tracker ETF’s performance and the performance of its underlying index, as well as IndexIQ Advisors’ analysis of this correlation and tracking error and the expected correlation and tracking error for the Portfolio. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by IndexIQ Advisors.

Costs of the Services to be Provided, and Profits to be Realized, by New York Life Investments and IndexIQ Advisors

The Board considered the anticipated costs of the services to be provided by New York Life Investments and IndexIQ Advisors under the Advisory Agreements, and the profits expected to be realized by New York Life Investments and its affiliates, including IndexIQ Advisors, due to their relationships with the Portfolio. Because IndexIQ Advisors is an affiliate of New York Life Investments whose subadvisory fees would be paid directly by New York Life Investments, not the Portfolio, the Board considered the anticipated cost and profitability information for New York Life Investments and IndexIQ Advisors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the anticipated costs of the services to be provided by New York Life Investments and IndexIQ Advisors and the expected profits to be realized by New York Life Investments and its affiliates, including IndexIQ Advisors, the Board considered, among other factors,

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the anticipated management of the Portfolio, and that New York Life Investments would be responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and IndexIQ Advisors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and IndexIQ Advisors to be able to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio would benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s likely profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the anticipated costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to IndexIQ Advisors from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to IndexIQ Advisors in exchange for commissions to be paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board noted that New York Life Investments designed the Portfolio to serve as an investment option under variable contracts issued by affiliates of New York Life Investments that would receive certain fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates would also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues and their anticipated impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the contract review process.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the

Advisory Agreements, that any profits expected to be realized by New York Life Investments and its affiliates, including IndexIQ Advisors, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Advisory Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Portfolio to New York Life Investments, because the subadvisory fees to be paid to IndexIQ Advisors would be paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s expected fees and expenses, the Board primarily considered comparative data provided by New York Life Investments on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and IndexIQ Advisors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services to be provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the potential impact of any proposed contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and anticipated total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered whether the Portfolio’s proposed expense structure would permit economies of scale to be shared with the Portfolio’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for

42	MainStay VP IQ Hedge Multi-Strategy Portfolio

example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s shareholders. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the Advisory Agreements.

43

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

44	MainStay VP IQ Hedge Multi-Strategy Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

45

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

46	MainStay VP IQ Hedge Multi-Strategy Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

47

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay VP IQ Hedge Multi-Strategy Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1803523	MSVPARM11-02/19 (NYLIAC) NI506

MainStay VP Cushing® Renaissance Advantage Portfolio

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Since Inception	Gross Expense Ratio[1]

Initial Class Shares	5/1/2015	–27.69%	–6.94%	1.16%
Service Class Shares	5/1/2015	–27.87	–7.16	1.41

Benchmark Performance	One Year	Since Inception

S&P 500® Index[2]	–4.38%	7.36%
Russell 3000 Energy Index[3]	–19.70	–8.14
Morningstar Natural Resources Category Average[4]	–19.01	–4.50

1.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

2.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

The Russell 3000 Energy Index is the Fund’s secondary benchmark. The Russell 3000 Energy Index represents the energy sector of the Russell 3000 Index, an index that measures the performance of the largest 3,000 U.S.

companies representing approximately 98% of the investable U.S. equity market.
4.

The Morningstar Natural Resources Category Average is representative of funds that invest primarily on commodity-based industries such as energy, chemicals, minerals, and forest products in the United States or outside of the United States. Some funds invest across this spectrum to offer broad natural-resources exposure. Others concentrate heavily or even exclusively in specific industries. Funds that concentrate primarily in energy-related industries are part of the equity energy category. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Cushing Renaissance Advantage Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$762.80	$5.20	$1,019.31	$5.96	1.17%

Service Class Shares	$1,000.00	$761.90	$6.31	$1,018.05	$7.22	1.42%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Cushing Renaissance Advantage Portfolio

Industry Composition as of December 31, 2018 (Unaudited)

Oil, Gas & Consumable Fuels	55.0%

Machinery	10.7

Energy Equipment & Services	8.3

Road & Rail	4.4

Trading Companies & Distributors	2.8

Air Freight & Logistics	2.6

Chemicals	2.3

Construction & Engineering	1.9

Construction Materials	1.5%

Marine	1.4

Electrical Equipment	1.3

Independent Power & Renewable Electricity Producers	0.8

Short-Term Investment	6.5

Other Assets, Less Liabilities	0.5

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2018 (excluding short-term investment) (Unaudited)

1.	Diamondback Energy, Inc.

2.	Cheniere Energy, Inc.

3.	Xylem, Inc.

4.	Valero Energy Corp.

5.	DCP Midstream, L.P.
6.	Energy Transfer, L.P.

7.	Targa Resources Corp.

8.	Patterson-UTI Energy, Inc.

9.	XPO Logistics, Inc.

10.	Pioneer Natural Resources Co.

7

Portfolio Management Discussion & Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerry V. Swank, Matthew A. Lemme, CFA, and Saket Kumar of Cushing® Asset Management, LP, the Portfolio’s Subadvisor.

How did MainStay VP Cushing Renaissance Advantage Portfolio Perform relative to its benchmarks and peers during the reporting period?

For the 12 months ended December 31, 2018, MainStay VP Cushing Renaissance Advantage Portfolio returned –27.69% for Initial Class shares and –27.87% for Service Class shares. Over the same period, both share classes underperformed the –4.38% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark; the –19.70% performance of the Russell 3000® Energy Index,1 which is the Portfolio’s secondary benchmark; and the –19.01% return of the Morningstar Natural Resources Category Average.2

What factors affected the Portfolio’s performance relative to the S&P 500® Index during the reporting period?

The Portfolio’s performance lagged the performance of its benchmark, the S&P 500® Index, because the Portfolio’s investment program focuses primarily on companies in the energy, industrials and manufacturing sectors. The S&P 500® Index, on the other hand, tracks the performance of stocks in a wide variety of sectors. The energy sector representatives of the S&P 500® Index were collectively down 29.91% for the reporting period, as compared to the –4.38% performance of the overall Index for the same period.

Which subsectors were the strongest contributors to the Portfolio’s relative performance, and which subsectors were particularly weak?

During the reporting period, the subsectors that made the largest contributions the Portfolio’s performance relative to the S&P 500® Index were materials and utilities. (Contributions take weightings and total returns into account.) The most substantial laggards were more commodity-exposed sectors of the Portfolio, including oil services and exploration & production.

During the reporting period, which individual holdings made the strongest contributions to the Portfolio’s absolute performance and which holdings detracted the most?

During the reporting period, the best-performing stocks in the Portfolio were liquefied natural gas producer Cheniere Energy and frac sand producer Hi-Crush Partners, L.P. Cheniere benefited from capacity additions and higher prices because of stronger-than-expected Asian demand. Hi-Crush Partners saw a rebound in frac sand prices in early 2018 and was sold during that rally.

The largest detractor from the Portfolio’s absolute performance during the reporting period was pressure pumper C&J Energy Services, which saw pricing for its services decline precipitously because of Permian basin takeaway constraints and falling crude oil prices. Also detracting from the Portfolio’s absolute performance was flatbed trucking company Daseke, as the company experienced a deceleration of organic revenue growth and rising investor concerns over the amount of leverage the company was carrying.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s largest purchases during the reporting period were in exploration & production company Diamondback Energy and pump manufacturer Xylem. These companies operate in very different businesses, but both saw their share prices decline: Diamondback Energy because of falling commodity prices and Xylem because of macro concerns. We believed that the price declines provided attractive entry points.

The Portfolio’s largest sales were the result of profit taking among companies added to the Portfolio in fiscal 2017. The first was frac sand producer Hi-Crush Partners, L.P., which rallied on strong pricing in early in 2018. Another large sale was intermodal carrier Hub Group, which benefited from strong pricing.

How did the Portfolio’s subsector weightings change during the reporting period?

The Portfolio’s largest subsector weighting increases during the reporting period were in the refiners and midstream subsectors because of a decline in commodity prices during the fourth quarter of 2018, which led to broad selling of companies with exposure to the energy sector. Refiners and midstream additions were in names that did not have commodity-price exposure but that we believed could benefit from overall throughput and could see resilient earnings.

The Portfolio’s largest sales were in the transportation subsector because we believed that the trucking and airline cycles had experienced peaks in pricing. The Portfolio exited the majority of its positions in this subsector during the reporting period but added a couple of new positions. Overall, the Portfolio reduced its exposure to the transportation subsector. The Portfolio reduced its exposure to the oil services subsector because of a lack of earnings visibility.

1.	See page 5 for more information on this index.
2.	See page 5 for more information on the Morningstar Natural Resources Category Average.

8	MainStay VP Cushing Renaissance Advantage Portfolio

How was the Portfolio positioned at the end of the reporting period?

We believe that current fundamentals are strong and that the concerns about a possible recession appear to be more than priced into the market. The recent market sell-off has been indiscriminate, and the Portfolio has used this opportunity to increase the quality of its holdings. Purchases have been concentrated among energy companies with strong balance sheets, stable end markets and established backlogs. We believe that these are likely to be among the best-positioned companies for both volatile and recovering markets. We expect industrial production and global capital expenditures to continue to grow at a healthy pace in 2019, and cause investors to return to cyclical assets. In our opinion, the current market may present an opportunity to buy quality companies with favorable balance sheets at attractive prices.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2018

	Shares	Value

Common Stocks 76.5%†
Air Freight & Logistics 2.6%
XPO Logistics, Inc. (a)	51,613	$2,944,005

Chemicals 2.3%
LyondellBasell Industries N.V., Class A	19,418	1,614,801
Westlake Chemical Corp.	15,286	1,011,474

		2,626,275

Construction & Engineering 1.9%
Jacobs Engineering Group, Inc.	35,849	2,095,733

Construction Materials 1.5%
Summit Materials, Inc., Class A (a)	55,750	691,300
Vulcan Materials Co.	10,727	1,059,828

		1,751,128

Electrical Equipment 1.3%
Eaton Corp. PLC	22,213	1,525,145

Energy Equipment & Services 8.3%
Apergy Corp. (a)	66,173	1,791,965
C&J Energy Services, Inc. (a)	72,137	973,849
Liberty Oilfield Services, Inc., Class A (b)	100,220	1,297,849
Patterson-UTI Energy, Inc.	302,781	3,133,783
Select Energy Services, Inc., Class A (a)	114,541	723,899
TechnipFMC PLC	47,134	922,884
U.S. Well Services, Inc. (a)	76,184	495,196

		9,339,425

Independent Power & Renewable Electricity Producers 0.8%
Clearway Energy, Inc., Class C	52,224	900,864

Machinery 10.7%
Gardner Denver Holdings, Inc. (a)	63,315	1,294,792
IDEX Corp.	12,591	1,589,740
Navistar International Corp. (a)	40,160	1,042,152
Oshkosh Corp.	24,846	1,523,308
Parker-Hannifin Corp.	5,831	869,635
Wabtec Corp.	24,836	1,744,729
Xylem, Inc.	59,280	3,955,162

		12,019,518

Marine 1.4%
Kirby Corp. (a)	24,246	1,633,211

Oil, Gas & Consumable Fuels 38.5%
Cheniere Energy, Inc. (a)	89,301	5,285,726
Cimarex Energy Co.	19,870	1,224,985
Concho Resources, Inc. (a)	24,267	2,494,405
CVR Energy, Inc.	41,764	1,440,023
Delek U.S. Holdings, Inc.	31,981	1,039,702

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Devon Energy Corp.	97,635	$2,200,693
Diamondback Energy, Inc.	57,960	5,372,892
Extraction Oil & Gas, Inc. (a)	157,559	675,928
Golar LNG, Ltd.	78,378	1,705,505
HollyFrontier Corp.	28,288	1,446,083
Jagged Peak Energy, Inc. (a)(b)	50,278	458,535
Marathon Petroleum Corp.	15,781	931,237
Noble Energy, Inc.	51,335	963,045
Parsley Energy, Inc., Class A (a)	120,385	1,923,752
Pioneer Natural Resources Co.	21,019	2,764,419
Rosehill Resources, Inc. (a)	276,872	617,425
Targa Resources Corp.	89,376	3,219,323
Tellurian, Inc. (a)(b)	308,617	2,144,888
Valero Energy Corp.	49,781	3,732,082
Vermilion Energy, Inc.	26,574	559,914
Whiting Petroleum Corp. (a)	37,672	854,778
Williams Cos., Inc.	107,038	2,360,188

		43,415,528

Road & Rail 4.4%
J.B. Hunt Transport Services, Inc.	12,713	1,182,818
Knight-Swift Transportation Holdings, Inc.	48,972	1,227,728
Union Pacific Corp.	18,231	2,520,071

		4,930,617

Trading Companies & Distributors 2.8%
Rush Enterprises, Inc., Class A	16,029	552,680
United Rentals, Inc. (a)	25,246	2,588,472

		3,141,152

Total Common Stocks (Cost $110,446,969)		86,322,601

MLPs and Related Companies 16.5%
Oil, Gas & Consumable Fuels 16.5%
DCP Midstream, L.P.	132,983	3,522,720
Energy Transfer, L.P.	251,148	3,317,665
Enterprise Products Partners, L.P.	95,398	2,345,837
GasLog Partners, L.P.	52,562	1,040,727
Golar LNG Partners, L.P.	17,873	193,028
MPLX, L.P.	30,056	910,697
Noble Midstream Partners, L.P.	43,732	1,261,231
Plains All American Pipeline, L.P.	93,653	1,876,806
Tallgrass Energy L.P.	71,392	1,737,681
Western Gas Partners, L.P.	57,781	2,440,092

Total MLPs and Related Companies (Cost $23,210,703)		18,646,484

10	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Short-Term Investment 6.5%
Affiliated Investment Company 6.5%
MainStay U.S. Government Liquidity Fund, 2.18% (c)	7,333,085	$7,333,085

Total Short-Term Investment (Cost $7,333,085)		7,333,085

Total Investments (Cost $140,990,757)	99.5%	112,302,170
Other Assets, Less Liabilities	0.5	511,586
Net Assets	100.0%	$112,813,756
†	Percentages indicated are based on Portfolio net assets.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of December 31, 2018, the market value of securities loaned was $3,547,082 and the Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $3,661,918 (See Note 2(J)).

(c)	Current yield as of December 31, 2018.

The following abbreviation is used in the preceding pages:

MLP—Master limited partnership

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$86,322,601	$—	$—	$86,322,601
MLPs and Related Companies	18,646,484	—	—	18,646,484
Short-Term Investment
Affiliated Investment Company	7,333,085	—	—	7,333,085

Total Investments in Securities	$112,302,170	$—	$—	$112,302,170

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $133,657,672) including securities on loan of $3,547,082	$104,969,085
Investment in affiliated investment company, at value (identified cost $7,333,085)	7,333,085
Receivables:
Fund shares sold	651,008
Dividends	27,554
Securities lending income	7,186

Total assets	112,987,918

Liabilities
Payables:
Manager (See Note 3)	117,526
Professional fees	31,663
Custodian	7,420
Fund shares redeemed	6,514
Shareholder communication	5,404
NYLIFE Distributors (See Note 3)	4,855
Trustees	164
Accrued expenses	616

Total liabilities	174,162

Net assets	$112,813,756

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$14,851
Additional paid-in capital	153,626,322

153,641,173
Total distributable earnings (loss)(1)	(40,827,417)

Net assets	$112,813,756

Initial Class
Net assets applicable to outstanding shares	$90,681,212

Shares of beneficial interest outstanding	11,920,284

Net asset value per share outstanding	$7.61

Service Class
Net assets applicable to outstanding shares	$22,132,544

Shares of beneficial interest outstanding	2,930,981

Net asset value per share outstanding	$7.55

(1)	See Note 10.

12	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividends-unaffiliated	$733,907
Securities lending	140,394
Dividends-affiliated	24,177
Interest	16,307

Total income	914,785

Expenses
Manager (See Note 3)	1,920,342
Distribution/Service—Service Class (See Note 3)	72,597
Professional fees	56,598
Shareholder communication	17,704
Custodian	9,111
Trustees	3,745
Miscellaneous	10,943

Total expenses	2,091,040

Net investment income (loss)	(1,176,255)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	541,976
Foreign currency transactions	(174)

Net realized gain (loss) on investments and foreign currency transactions	541,802

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(46,014,500)
Translation of other assets and liabilities in foreign currencies	(5)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(46,014,505)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(45,472,703)

Net increase (decrease) in net assets resulting from operations	$(46,648,958)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,176,255)	$(893,058)
Net realized gain (loss) on investments and foreign currency transactions	541,802	1,771,095
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(46,014,505)	12,097,713

Net increase (decrease) in net assets resulting from operations	(46,648,958)	12,975,750

Capital share transactions:
Net proceeds from sale of shares	29,557,119	133,630,446
Cost of shares redeemed	(61,396,911)	(53,053,113)

Increase (decrease) in net assets derived from capital share transactions	(31,839,792)	80,577,333

Net increase (decrease) in net assets	(78,488,750)	93,553,083

Net Assets
Beginning of year	191,302,506	97,749,423

End of year(1)	$112,813,756	$191,302,506

(1)

End of year net assets includes undistributed (overdistributed) net investment income of $0 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

14	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,				May 1, 2015* through December 31,

Initial Class	2018		2017	2016	2015

Net asset value at beginning of period	$10.52		$9.75	$7.59	$10.00

Net investment income (loss) (a)	(0.07)		(0.05)	0.00 ‡	0.04

Net realized and unrealized gain (loss) on investments	(2.84)		0.82	2.18	(2.40)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	0.00 ‡	(0.00	)‡

Total from investment operations	(2.91)		0.77	2.18	(2.36)

Less dividends:

From net investment income	—		—	(0.02)	(0.05)

Net asset value at end of period	$7.61		$10.52	$9.75	$7.59

Total investment return (b)	(27.66	%)(c)	7.90%	28.77%	(23.58%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.66%)		(0.49%)	0.06%	0.60	% ††

Net expenses (d)	1.21%		1.31%	1.38%	1.35	% ††

Portfolio turnover rate	162%		116%	356%	122	% (e)

Net assets at end of period (in 000’s)	$90,681		$158,846	$71,036	$58,364

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Portfolio turnover rate is not annualized.

	Year ended December 31,					May 1, 2015* through December 31,

Service Class	2018		2017		2016	2015

Net asset value at beginning of period	$10.47		$9.73		$7.59	$10.00

Net investment income (loss) (a)	(0.09)		(0.07)		(0.02)	0.02

Net realized and unrealized gain (loss) on investments	(2.83)		0.81		2.18	(2.39)

Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00	)‡	0.00 ‡	(0.00	)‡

Total from investment operations	(2.92)		0.74		2.16	(2.37)

Less dividends:

From net investment income	—		—		(0.02)	(0.04)

Net asset value at end of period	$7.55		$10.47		$9.73	$7.59

Total investment return (b)	(27.89	%)(c)	7.61	% (c)	28.48%	(23.70%)

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	(0.91%)		(0.74%)		(0.37%)	0.37	% ††

Net expenses (d)	1.46%		1.56%		1.64%	1.60	% ††

Portfolio turnover rate	162%		116%		356%	122	% (e)

Net assets at end of period (in 000’s)	$22,133		$32,457		$26,714	$5,927

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(e)	Portfolio turnover rate is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Cushing Renaissance Advantage Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2015. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

16	MainStay VP Cushing Renaissance Advantage Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

17

Notes to Financial Statements (continued)

Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method.

The Portfolio may invest no more than 25% of its total assets in certain master limited partnerships (“MLPs”) on an annual basis. Distributions on a MLP are generally recorded based on the characterization reported on the Portfolio’s Form 1065, Schedule K-1, received from the MLP. The Portfolio records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP on the Statement of Operations, as well as adjusting the cost basis of each MLP accordingly, as reported on the Portfolio of Investments.

Distributions received from investments in energy related U.S. and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts and MLPs. The Portfolio records its investment income on the ex-date of the distributions from Energy Trusts and MLPs. For financial statement purposes, the Portfolio uses return of capital and income estimates to allocate the distributions received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not

18	MainStay VP Cushing Renaissance Advantage Portfolio

included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2018, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio had securities on loan with a value of $3,547,082 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $3,661,918.

(K)  Energy Companies Risk.  The Portfolio may invest up to 25% of its total assets in securities of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, minerals or other natural resources (“Energy Companies”). The Portfolio may be particularly vulnerable to adverse events affecting Energy Companies as a result of its focus in Energy Companies.

The Portfolio may invest as a limited partner in the equity securities of MLPs. As limited partners of MLPs, holders of MLP equity securities are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations

19

Notes to Financial Statements (continued)

and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Cushing® Asset Management, LP (“Cushing” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cushing, New York Life Investments pays for the services of the Subadvisor.

Effective May 1, 2018, the Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 1.10% up to $500 million; and 1.05% in excess of $500 million. Prior to May 1, 2018, the Fund on behalf of the Portfolio, pays New York Life

Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets of 1.25%. During the year ended December 31, 2018, the effective management fee rate was 1.15%.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $1,920,342.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$—	$48,471	$(41,138)	$—	$—	$7,333	$24	$—	7,333

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$144,499,017	$1,172,413	$(33,369,260)	$(32,196,847)

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$(8,630,565)	$—	$(32,196,852)	$(40,827,417)

20	MainStay VP Cushing Renaissance Advantage Portfolio

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale and partnerships adjustments.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$3,082,874	$(3,082,874)

The reclassifications for the Portfolio is primarily due to different book and tax treatment of reclassification of foreign currency gain (loss), return of capital distributions received, partnerships and a net operating loss expiration.

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $8,630,565, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$8,631	$—

The Portfolio utilized $5,314,086 of capital loss carryforwards during the year ended December 31, 2018.

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$—	$—	$—	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, were $260,825 and $291,986, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	2,687,442	$23,874,500
Shares redeemed	(5,866,286)	(53,791,151)

Net increase (decrease)	(3,178,844)	$(29,916,651)

Year ended December 31, 2017:
Shares sold	10,528,846	$102,434,737
Shares redeemed	(2,715,370)	(25,647,008)

Net increase (decrease)	7,813,476	$76,787,729

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	601,349	$5,682,619
Shares redeemed	(770,676)	(7,605,760)

Net increase (decrease)	(169,327)	$(1,923,141)

Year ended December 31, 2017:
Shares sold	3,348,615	$31,195,709
Shares redeemed	(2,994,738)	(27,406,105)

Net increase (decrease)	353,877	$3,789,604

21

Notes to Financial Statements (continued)

Note 10–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP Cushing Renaissance Advantage Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Cushing Renaissance Advantage Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Cushing Renaissance Advantage Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Cushing Renaissance Advantage Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cushing Asset Management, LP (“Cushing”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and Cushing in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Cushing (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and Cushing in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and Cushing personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Cushing; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and Cushing; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cushing from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cushing. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Cushing. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Cushing resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in

24	MainStay VP Cushing Renaissance Advantage Portfolio

prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and Cushing

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of Cushing and ongoing analysis of, and interactions with, Cushing with respect to, among other things, Portfolio investment performance and risk as well as Cushing’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that Cushing provides to the Portfolio. The Board evaluated Cushing’s experience in serving as subadvisor to the Portfolio and managing other portfolios and Cushing’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cushing, and Cushing’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and Cushing believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged Cushing’s continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Cushing. The Board reviewed Cushing’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Cushing’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cushing had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Cushing to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cushing

The Board considered the costs of the services provided by New York Life Investments and Cushing under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates and Cushing, due to their relationships with the Portfolio. The Board considered that Cushing’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and that these fees are paid by New York Life Investments, not the Portfolio. On this basis, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and Cushing and profits realized by New York Life Investments and its affiliates and Cushing, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and Cushing and acknowledged that New York Life Investments and Cushing must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Cushing to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Cushing from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cushing in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between Cushing and its affiliates and New York Life Investments and its affiliates. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The

26	MainStay VP Cushing Renaissance Advantage Portfolio

Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to Cushing, the Board considered that any profits realized by Cushing due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Cushing, acknowledging that any such profits are based on fees paid to Cushing by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to Cushing are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cushing on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Portfolio and the total net expenses for the Portfolio. The Board noted that New York Life Investments had proposed, and the Board had approved, a reduction in the management fee for the Portfolio, effective May 1, 2018.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

28	MainStay VP Cushing Renaissance Advantage Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

29

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

30	MainStay VP Cushing Renaissance Advantage Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801638	MSVPCRA11-02/19 (NYLIAC) NI514

MainStay VP MacKay Small Cap Core Portfolio

(Formerly known as MainStay VP Small Cap Core Portfolio)

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	5/2/2016	–15.11%	5.46%	0.91%
Service Class Shares	5/2/2016	–15.32	5.20	1.16

Benchmark Performance	One Year	Since Inception

Russell 2000® Index[3]	–11.01%	7.96%
Morningstar Small Blend Category Average[4]	–12.66	5.53

1.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell 2000® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Small Blend Category Average is representative of funds that favor U.S. firms at the smaller end of the market-capitalization range. Some aim to own an array of value and growth stocks while others employ a discipline that leads to holdings with valuations and growth rates close to the small-cap averages. Stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MacKay Small Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$783.50	$4.05	$1,020.67	$4.58	0.90%

Service Class Shares	$1,000.00	$782.50	$5.17	$1,019.41	$5.85	1.15%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP MacKay Small Cap Core Portfolio

Industry Composition as of December 31, 2018 (Unaudited)

Banks	8.4%

Biotechnology	6.0

Software	5.5

Equity Real Estate Investment Trusts	4.4

Exchange-Traded Funds	4.3

Health Care Equipment & Supplies	4.1

Hotels, Restaurants & Leisure	4.0

Specialty Retail	3.7

Insurance	3.4

Oil, Gas & Consumable Fuels	3.1

Electronic Equipment, Instruments & Components	2.7

Machinery	2.6

Health Care Providers & Services	2.5

Pharmaceuticals	2.5

Professional Services	2.5

Electrical Equipment	2.3

Aerospace & Defense	1.9

IT Services	1.8

Consumer Finance	1.5

Diversified Telecommunication Services	1.5

Semiconductors & Semiconductor Equipment	1.5

Energy Equipment & Services	1.4

Beverages	1.3

Internet & Direct Marketing Retail	1.3

Media	1.3

Textiles, Apparel & Luxury Goods	1.3

Thrifts & Mortgage Finance	1.3

Water Utilities	1.3

Metals & Mining	1.2

Commercial Services & Supplies	1.1

Diversified Consumer Services	1.1

Interactive Media & Services	1.1

Trading Companies & Distributors	1.1

Life Sciences Tools & Services	1.0%

Mortgage Real Estate Investment Trusts	1.0

Real Estate Management & Development	1.0

Communications Equipment	0.9

Entertainment	0.9

Household Durables	0.9

Tobacco	0.9

Personal Products	0.8

Building Products	0.7

Chemicals	0.7

Construction & Engineering	0.6

Food & Staples Retailing	0.5

Gas Utilities	0.5

Health Care Technology	0.5

Road & Rail	0.5

Food Products	0.4

Technology Hardware, Storage & Peripherals	0.4

Wireless Telecommunication Services	0.4

Distributors	0.3

Diversified Financial Services	0.3

Leisure Products	0.3

Marine	0.3

Paper & Forest Products	0.3

Auto Components	0.2

Capital Markets	0.2

Air Freight & Logistics	0.1

Electric Utilities	0.1

Independent Power & Renewable Electricity Producers	0.1

Multi-Utilities	0.1

Short-Term Investment	0.4

Other Assets, Less Liabilities	–0.3

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings as of December 31, 2018 (excluding short-term investment) (Unaudited)

1.	iShares Russell 2000 ETF

2.	Haemonetics Corp.

3.	Insperity, Inc.

4.	Esterline Technologies Corp.

5.	Green Dot Corp., Class A
6.	Horizon Pharma PLC

7.	IberiaBank Corp.

8.	EnerSys

9.	Aerojet Rocketdyne Holdings, Inc.

10.	Etsy, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, and Mona Patni of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP MacKay Small Cap Core Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP MacKay Small Cap Core Portfolio returned –15.11% for Initial Class shares and –15.32% for Service Class shares. Over the same period, both share classes underperformed the –11.01% return of the Russell 2000® Index,1 which is the Portfolio’s benchmark, and the –12.66% return of the Morningstar Small Blend Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection was the primary reason why the Portfolio underperformed relative to the Russell 2000® Index during the reporting period, but sector allocation also had a negative impact. During the reporting period, the Portfolio’s stock selection was strongest in the energy, materials and financials sectors. Over the same period, stock selection in the consumer discretionary, information technology and real estate sectors detracted from the Portfolio’s relative performance.

The combination of signals used by our quantitative stock-selection model was rewarded during the reporting period, driven by the performance within the bottom decile with limited benefits for a Portfolio that only takes long positions. The long side3 of our alpha4 forecast made a negative contribution to the Portfolio’s relative performance. (Contributions take weightings and total returns into account.) This was because several fundamentally sound companies with reasonable valuations sold off more than our model anticipated during the reporting period, resulting in negative performance of our valuation composite in terms of securities to own. The model’s momentum signals, which capture individual-stock and industry trends, contributed positively to the Portfolio’s relative performance. The model’s sentiment composite, a blend of earnings measures and hedge-fund activity, also added to the Portfolio’s relative performance.

Were there any changes to the Portfolio during the reporting period?

Effective January 1, 2018, MacKay Shields assumed subadvisory responsibilities for the Portfolio and the portfolio managers from Cornerstone Capital Management Holdings LLC transitioned to MacKay Shields. Effective May 1, 2018, the Portfolio was renamed MainStay VP MacKay Small Cap Core

Portfolio. For more information on these changes, please refer to the Supplements dated September 28, 2017, and December 15, 2017. Effective December 18, 2018, Andrew Ver Planck no longer served as a portfolio manager of the Portfolio. For more information on this change, please refer to the Supplement dated December 18, 2018.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the sectors that made the strongest positive contributions to the Portfolio’s performance relative to the Russell 2000® Index were materials, financials and energy. Over the same period, the consumer discretionary, information technology and real estate sectors were the most substantial detractors from the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Portfolio’s absolute performance during the reporting period were medical device manufacturer Integer Holdings, medical technology company Haemonetics and laser-based manufacturer Electro Scientific Industries. Over the same period, the stocks that detracted the most from the Portfolio’s absolute performance were petroleum & natural gas producer Denbury Resources, consumer electronics company Zagg, and jewelry retailer Signet Jewelers.

Did the Portfolio make any significant purchases or sales during the reporting period?

Among the Portfolio’s largest purchases during the reporting period were shares of renewable energy equipment company Enersys and electrical power equipment company Generac Holdings. EnerSys manufactures, markets and distributes industrial batteries. The Portfolio purchased this stock because our model indicated improved valuation, sentiment and momentum measures. Generac Holdings designs, manufactures and sells power-generation equipment and other engine-powered products for the residential, light commercial and industrial markets worldwide. Our model indicated improved valuation and momentum measures for the stock.

1.	See footnote on page 5 for more information on the Russell 2000® Index.
2.	See footnote on page 5 for more information on the Morningstar Small Blend Category Average.
3.

The long side of the model indicates which securities a portfolio should own; the short side indicates which securities a portfolio should avoid or which ones it should sell short, if short positions are available.

4.

Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

8	MainStay VP MacKay Small Cap Core Portfolio

During the reporting period, the Portfolio sold its entire position in consumer health producer Catalent, which provides delivery technologies and development solutions for drugs, biologics, and consumer & animal health products worldwide. Catalent was sold as a result of the Russell Index reconstitution, in which the stock migrated from the Russell 2000® Index to the Russell 1000® Index, placing the stock outside the Portfolio’s investment universe. Another position that the Portfolio exited during the reporting period was mortgage finance company LendingTree. The company operates an online loan marketplace for consumers seeking loans and other credit-based offerings in the United States. This sale was prompted because our model showed weakening momentum and sentiment measures for the stock.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s most substantial increases in sector weightings relative to the Russell 2000®

Index were in information technology and consumer discretionary. Over the same period, the Portfolio’s most substantial decreases in sector weightings relative to the Russell 2000® Index were in materials and financials.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2018, the Portfolio’s most-substantially overweight sector positions relative to the Russell 2000® Index were in communication services and health care. As of the same date, the Portfolio’s most-substantially underweight sector positions relative to the Index were in utilities and financials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2018

	Shares	Value
Common Stocks 95.6%†
Aerospace & Defense 1.9%
AAR Corp.	21,100	$787,874
Aerojet Rocketdyne Holdings, Inc. (a)	34,300	1,208,389
Ducommun, Inc. (a)	17,300	628,336
Esterline Technologies Corp. (a)	10,600	1,287,370
National Presto Industries, Inc.	1,600	187,072
Vectrus, Inc. (a)	38,300	826,514

		4,925,555

Air Freight & Logistics 0.1%
Hub Group, Inc., Class A (a)	5,600	207,592

Auto Components 0.2%
Shiloh Industries, Inc. (a)	11,100	64,713
Tower International, Inc.	19,000	452,200

		516,913

Banks 8.4%
ACNB Corp.	100	3,925
Atlantic Capital Bancshares, Inc. (a)	7,000	114,590
Bancorp, Inc. (a)	133,200	1,060,272
Bank of Commerce Holdings	9,500	104,120
Bank of Marin Bancorp	1,900	78,356
Bank of N.T. Butterfield & Son, Ltd.	1,900	59,565
Bank of Princeton	300	8,370
Bankwell Financial Group, Inc.	100	2,871
BayCom Corp. (a)	3,800	87,742
BCB Bancorp, Inc.	8,400	87,948
Berkshire Hills Bancorp, Inc.	14,300	385,671
Boston Private Financial Holdings, Inc.	20,300	214,571
Bridge Bancorp, Inc.	17,490	445,820
Cadence Bancorp	51,100	857,458
Cathay General Bancorp	20,600	690,718
Centerstate Bank Corp.	1,000	21,040
Central Valley Community Bancorp	8,600	162,282
Century Bancorp, Inc., Class A	3,900	264,147
Civista Bancshares, Inc.	3,400	59,228
Codorus Valley Bancorp, Inc.	1,296	27,540
ConnectOne Bancorp, Inc.	7,400	136,678
Customers Bancorp, Inc. (a)	56,700	1,031,940
Eagle Bancorp, Inc. (a)	19,700	959,587
Farmers National Banc Corp.	18,600	236,964
Financial Institutions, Inc.	27,700	711,890
First BanCorp	124,100	1,067,260
First Bank	2,400	29,088
First Business Financial Services, Inc.	7,200	140,472
First Financial Northwest, Inc.	11,700	180,999
First Foundation, Inc. (a)	51,400	661,004
First Internet Bancorp	25,800	527,352
First Merchants Corp.	700	23,989
First Midwest Bancorp, Inc.	22,300	441,763

	Shares	Value
Banks (continued)
First Northwest Bancorp	2,700	$40,041
First of Long Island Corp.	4,200	83,790
First United Corp.	500	7,960
Flushing Financial Corp.	26,700	574,851
Franklin Financial Network, Inc. (a)	29,600	780,552
Fulton Financial Corp.	14,500	224,460
Great Southern Bancorp, Inc.	700	32,221
Hancock Whitney Corp.	3,500	121,275
Hanmi Financial Corp.	48,000	945,600
Hope Bancorp, Inc.	24,200	287,012
Horizon Bancorp, Inc.	8,800	138,864
IberiaBank Corp.	19,200	1,234,176
Independent Bank Corp.	13,100	275,362
LCNB Corp.	6,900	104,535
Mercantile Bank Corp.	1,400	39,564
Metropolitan Bank Holding Corp. (a)	5,900	182,015
MidWestOne Financial Group, Inc.	13,900	345,137
Northeast Bancorp	1,800	30,114
OFG Bancorp	54,000	888,840
Orrstown Financial Services, Inc.	2,900	52,809
Pacific City Financial Corp.	2,400	37,560
Pacific Premier Bancorp, Inc. (a)	2,900	74,008
Parke Bancorp, Inc.	300	5,615
Peapack-Gladstone Financial Corp.	25,400	639,572
QCR Holdings, Inc.	1,800	57,762
RBB Bancorp	25,700	451,549
Renasant Corp.	2,000	60,360
Republic Bancorp, Inc., Class A	9,200	356,224
Sandy Spring Bancorp, Inc.	3,400	106,556
Shore Bancshares, Inc.	100	1,454
Sierra Bancorp	3,000	72,090
Simmons First National Corp., Class A	10,900	263,017
Smartfinancial, Inc. (a)	3,800	69,426
Southern National Bancorp of Virginia, Inc.	7,600	100,472
TriState Capital Holdings, Inc. (a)	13,000	252,980
United Community Banks, Inc.	26,200	562,252
Unity Bancorp, Inc.	1,800	37,368
Valley National Bancorp	70,900	629,592
WesBanco, Inc.	21,200	777,828
West Bancorp., Inc.	7,150	136,493

		21,966,576

Beverages 1.3%
Boston Beer Co., Inc., Class A (a)	4,200	1,011,528
Coca-Cola Bottling Co. Consolidated	4,800	851,424
Craft Brew Alliance, Inc. (a)	37,100	530,901
Primo Water Corp. (a)	62,500	875,625

		3,269,478

Biotechnology 6.0%
ACADIA Pharmaceuticals, Inc. (a)	20,000	323,400
Acceleron Pharma, Inc. (a)	10,302	448,652

10	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Biotechnology (continued)
Acorda Therapeutics, Inc. (a)	10,999	$171,364
Aimmune Therapeutics, Inc. (a)	13,600	325,312
Amicus Therapeutics, Inc. (a)	46,140	442,021
Anaptysbio, Inc. (a)	4,600	293,434
Arena Pharmaceuticals, Inc. (a)	10,683	416,103
Array BioPharma, Inc. (a)	38,435	547,699
Arrowhead Pharmaceuticals, Inc. (a)	20,400	253,368
Atara Biotherapeutics, Inc. (a)	9,700	336,978
Audentes Therapeutics, Inc. (a)	7,600	162,032
Blueprint Medicines Corp. (a)	8,000	431,280
Clovis Oncology, Inc. (a)	15,648	281,038
Editas Medicine, Inc. (a)	12,700	288,925
Emergent BioSolutions, Inc. (a)	11,392	675,318
Enanta Pharmaceuticals, Inc. (a)	4,200	297,486
FibroGen, Inc. (a)	14,619	676,567
Global Blood Therapeutics, Inc. (a)	10,300	422,815
Halozyme Therapeutics, Inc. (a)	32,200	471,086
Heron Therapeutics, Inc. (a)	14,900	386,506
ImmunoGen, Inc. (a)	40,900	196,320
Immunomedics, Inc. (a)	26,000	371,020
Insmed, Inc. (a)	18,990	249,149
Intercept Pharmaceuticals, Inc. (a)	4,600	463,634
Iovance Biotherapeutics, Inc. (a)	19,400	171,690
Ironwood Pharmaceuticals, Inc. (a)	31,652	327,915
Ligand Pharmaceuticals, Inc. (a)	4,227	573,604
Loxo Oncology, Inc. (a)	5,000	700,350
Madrigal Pharmaceuticals, Inc. (a)	1,500	169,080
Momenta Pharmaceuticals, Inc. (a)	17,569	193,962
Myriad Genetics, Inc. (a)	12,910	375,294
OPKO Health, Inc. (a)	72,000	216,720
Portola Pharmaceuticals, Inc. (a)	13,242	258,484
Prothena Corp. PLC (a)	14,607	150,452
PTC Therapeutics, Inc. (a)	10,100	346,632
Puma Biotechnology, Inc. (a)	6,774	137,851
Radius Health, Inc. (a)	17,233	284,172
REGENXBIO, Inc. (a)	6,100	255,895
Repligen Corp. (a)	11,476	605,244
Retrophin, Inc. (a)	13,100	296,453
Sangamo Therapeutics, Inc. (a)	24,400	280,112
Spark Therapeutics, Inc. (a)	7,616	298,090
Spectrum Pharmaceuticals, Inc. (a)	20,415	178,631
Ultragenyx Pharmaceutical, Inc. (a)	9,644	419,321
Xencor, Inc. (a)	11,831	427,809

		15,599,268

Building Products 0.7%
Advanced Drainage Systems, Inc.	16,800	407,400
Armstrong Flooring, Inc. (a)	58,200	689,088
Continental Building Products, Inc. (a)	3,000	76,350
Insteel Industries, Inc.	1,000	24,280

	Shares	Value
Building Products (continued)
NCI Building Systems, Inc. (a)	82,100	$595,225
Patrick Industries, Inc. (a)	3,400	100,674

		1,893,017

Capital Markets 0.2%
Donnelley Financial Solutions, Inc. (a)	9,800	137,494
GAIN Capital Holdings, Inc.	22,500	138,600
INTL FCStone, Inc. (a)	8,000	292,640
Ladenburg Thalmann Financial Services, Inc.	24,300	56,619

		625,353

Chemicals 0.7%
Kraton Corp. (a)	8,300	181,272
OMNOVA Solutions, Inc. (a)	14,900	109,217
Rayonier Advanced Materials, Inc.	6,400	68,160
Stepan Co.	7,100	525,400
Tredegar Corp.	25,800	409,188
Trinseo S.A.	8,700	398,286
Valhi, Inc.	1,800	3,474

		1,694,997

Commercial Services & Supplies 1.1%
CECO Environmental Corp. (a)	12,000	81,000
Essendant, Inc.	87,500	1,100,750
Herman Miller, Inc.	4,100	124,025
HNI Corp.	6,700	237,381
Quad/Graphics, Inc.	56,300	693,616
R.R. Donnelley & Sons Co.	66,000	261,360
Steelcase, Inc., Class A	28,100	416,723

		2,914,855

Communications Equipment 0.9%
CalAmp Corp. (a)	4,800	62,448
Calix, Inc. (a)	11,200	109,200
Ciena Corp. (a)	20,000	678,200
DASAN Zhone Solutions, Inc. (a)	300	4,173
InterDigital, Inc.	4,700	312,221
NETGEAR, Inc. (a)	4,300	223,729
NetScout Systems, Inc. (a)	26,800	633,284
ViaSat, Inc. (a)	1,700	100,215
Viavi Solutions, Inc. (a)	31,400	315,570

		2,439,040

Construction & Engineering 0.6%
Comfort Systems USA, Inc.	12,500	546,000
EMCOR Group, Inc.	2,000	119,380
Great Lakes Dredge & Dock Corp. (a)	24,200	160,204
HC2 Holdings, Inc. (a)	15,700	41,448
MYR Group, Inc. (a)	5,200	146,484
Orion Group Holdings, Inc. (a)	34,400	147,576
Sterling Construction Co., Inc. (a)	28,300	308,187
Tutor Perini Corp. (a)	9,500	151,715

		1,620,994

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Consumer Finance 1.5%
CURO Group Holdings Corp. (a)	32,400	$307,476
Elevate Credit, Inc. (a)	10,600	47,488
Enova International, Inc. (a)	44,800	871,808
EZCORP, Inc., Class A (a)	106,000	819,380
FirstCash, Inc.	6,600	477,510
Green Dot Corp., Class A (a)	16,100	1,280,272
Regional Management Corp. (a)	3,200	76,960

		3,880,894

Distributors 0.3%
Core-Mark Holding Co., Inc.	36,500	848,625

Diversified Consumer Services 1.1%
Adtalem Global Education, Inc. (a)	2,700	127,764
American Public Education, Inc. (a)	29,500	839,570
Houghton Mifflin Harcourt Co. (a)	20,100	178,086
K12, Inc. (a)	46,300	1,147,777
Laureate Education, Inc., Class A (a)	39,900	608,076

		2,901,273

Diversified Financial Services 0.3%
Cannae Holdings, Inc. (a)	23,900	409,168
FGL Holdings (a)	41,900	279,054
Marlin Business Services Corp.	3,500	78,155

		766,377

Diversified Telecommunication Services 1.5%
ATN International, Inc.	11,700	836,901
Cincinnati Bell, Inc. (a)	30,018	233,540
Cogent Communications Holdings, Inc.	2,400	108,504
Consolidated Communications Holdings, Inc.	36,800	363,584
Intelsat S.A. (a)	22,900	489,831
Iridium Communications, Inc. (a)	49,600	915,120
Vonage Holdings Corp. (a)	110,500	964,665

		3,912,145

Electric Utilities 0.1%
ALLETE, Inc.	700	53,354
IDACORP, Inc.	300	27,918
Portland General Electric Co.	3,500	160,475
Spark Energy, Inc., Class A	15,700	116,651

		358,398

Electrical Equipment 2.3%
Allied Motion Technologies, Inc.	21,000	938,490
Atkore International Group, Inc. (a)	49,300	978,112
AZZ, Inc.	3,100	125,116
Encore Wire Corp.	12,200	612,196
EnerSys	15,700	1,218,477
Generac Holdings, Inc. (a)	23,900	1,187,830
Powell Industries, Inc.	800	20,008

	Shares	Value
Electrical Equipment (continued)
Preformed Line Products Co.	700	$37,975
TPI Composites, Inc. (a)	33,900	833,262

		5,951,466

Electronic Equipment, Instruments & Components 2.7%
Anixter International, Inc. (a)	10,700	581,117
AVX Corp.	6,500	99,125
Bel Fuse, Inc., Class B	50	921
Belden, Inc.	5,600	233,912
Benchmark Electronics, Inc.	6,600	139,788
ePlus, Inc. (a)	3,600	256,212
II-VI, Inc. (a)	8,500	275,910
Insight Enterprises, Inc. (a)	14,300	582,725
KEMET Corp.	28,600	501,644
Kimball Electronics, Inc. (a)	6,300	97,587
Methode Electronics, Inc.	5,000	116,450
OSI Systems, Inc. (a)	5,600	410,480
PAR Technology Corp. (a)	800	17,400
PC Connection, Inc.	1,600	47,568
Plexus Corp. (a)	4,400	224,752
Sanmina Corp. (a)	25,174	605,686
ScanSource, Inc. (a)	23,200	797,616
SYNNEX Corp.	10,100	816,484
Tech Data Corp. (a)	5,400	441,774
TTM Technologies, Inc. (a)	13,100	127,463
Vishay Intertechnology, Inc.	39,500	711,395
Vishay Precision Group, Inc. (a)	1,900	57,437

		7,143,446

Energy Equipment & Services 1.4%
Basic Energy Services, Inc. (a)	5,400	20,736
C&J Energy Services, Inc. (a)	2,800	37,800
Dawson Geophysical Co. (a)	4,700	15,886
Exterran Corp. (a)	36,800	651,360
FTS International, Inc. (a)	17,500	124,425
Helix Energy Solutions Group, Inc. (a)	12,000	64,920
Keane Group, Inc. (a)	15,000	122,700
Mammoth Energy Services, Inc.	38,000	683,240
Matrix Service Co. (a)	63,400	1,137,396
Pioneer Energy Services Corp. (a)	22,100	27,183
ProPetro Holding Corp. (a)	21,200	261,184
Unit Corp. (a)	26,200	374,136

		3,520,966

Entertainment 0.9%
AMC Entertainment Holdings, Inc., Class A	65,600	805,568
Glu Mobile, Inc. (a)	31,500	254,205
Marcus Corp.	20,800	821,600
World Wrestling Entertainment, Inc., Class A	5,500	410,960

		2,292,333

Equity Real Estate Investment Trusts 4.4%
Americold Realty Trust	35,300	901,562
Ashford Hospitality Trust, Inc.	195,800	783,200

12	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Equity Real Estate Investment Trusts (continued)
Braemar Hotels & Resorts, Inc.	68,400	$610,812
CBL & Associates Properties, Inc.	44,400	85,248
Chatham Lodging Trust	3,600	63,648
Chesapeake Lodging Trust	11,000	267,850
Corepoint Lodging, Inc.	48,200	590,450
DiamondRock Hospitality Co.	76,500	694,620
EastGroup Properties, Inc.	6,500	596,245
First Industrial Realty Trust, Inc.	2,300	66,378
GEO Group, Inc.	53,000	1,044,100
Hersha Hospitality Trust	25,900	454,286
Innovative Industrial Properties, Inc. (b)	1,700	77,163
Lexington Realty Trust	2,800	22,988
New Senior Investment Group, Inc.	22,800	93,936
Pebblebrook Hotel Trust	22,185	628,057
PotlatchDeltic Corp.	5,295	167,534
PS Business Parks, Inc.	1,000	131,000
RLJ Lodging Trust	19,100	313,240
Ryman Hospitality Properties, Inc.	17,264	1,151,336
Sabra Health Care REIT, Inc.	6,100	100,528
Summit Hotel Properties, Inc.	12,200	118,706
Sunstone Hotel Investors, Inc.	86,800	1,129,268
Tanger Factory Outlet Centers, Inc.	10,800	218,376
Washington Prime Group, Inc.	30,000	145,800
Xenia Hotels & Resorts, Inc.	57,200	983,840

		11,440,171

Food & Staples Retailing 0.5%
Ingles Markets, Inc., Class A	2,900	78,938
Natural Grocers by Vitamin Cottage, Inc. (a)	32,100	492,093
Performance Food Group Co. (a)	12,600	406,602
Smart & Final Stores, Inc. (a)	11,900	56,406
Village Super Market, Inc., Class A	1,900	50,806
Weis Markets, Inc.	3,900	186,342

		1,271,187

Food Products 0.4%
Cal-Maine Foods, Inc.	2,000	84,600
Darling Ingredients, Inc. (a)	10,000	192,400
Fresh Del Monte Produce, Inc.	6,800	192,236
John B. Sanfilippo & Son, Inc.	9,600	534,336

		1,003,572

Gas Utilities 0.5%
Chesapeake Utilities Corp.	3,700	300,810
New Jersey Resources Corp.	15,600	712,452
ONE Gas, Inc.	2,400	191,040

		1,204,302

Health Care Equipment & Supplies 4.1%
Accuray, Inc. (a)	130,600	445,346
AngioDynamics, Inc. (a)	23,800	479,094
CONMED Corp.	13,900	892,380

	Shares	Value
Health Care Equipment & Supplies (continued)
FONAR Corp. (a)	11,400	$230,736
Globus Medical, Inc., Class A (a)	4,400	190,432
Haemonetics Corp. (a)	15,200	1,520,760
Integer Holdings Corp. (a)	14,200	1,082,892
IntriCon Corp. (a)	11,900	313,922
Lantheus Holdings, Inc. (a)	52,500	821,625
LivaNova PLC (a)	7,100	649,437
Meridian Bioscience, Inc.	5,800	100,688
Merit Medical Systems, Inc. (a)	10,500	586,005
Novocure, Ltd. (a)	10,300	344,844
Nuvectra Corp. (a)	3,600	58,824
Orthofix Medical, Inc. (a)	14,700	771,603
Quidel Corp. (a)	13,200	644,424
RTI Surgical, Inc. (a)	7,000	25,900
SeaSpine Holdings Corp. (a)	14,500	264,480
STAAR Surgical Co. (a)	12,900	411,639
Surmodics, Inc. (a)	16,300	770,338
Tandem Diabetes Care, Inc. (a)	3,100	117,707

		10,723,076

Health Care Providers & Services 2.5%
Addus HomeCare Corp. (a)	10,000	678,800
Amedisys, Inc. (a)	10,200	1,194,522
Civitas Solutions, Inc. (a)	6,700	117,317
Diplomat Pharmacy, Inc. (a)	30,000	403,800
Ensign Group, Inc.	17,000	659,430
Genesis Healthcare, Inc. (a)	30,900	36,462
HealthEquity, Inc. (a)	4,300	256,495
Magellan Health, Inc. (a)	12,300	699,747
Molina Healthcare, Inc. (a)	3,200	371,904
Quorum Health Corp. (a) (b)	19,600	56,644
RadNet, Inc. (a)	82,700	841,059
Tenet Healthcare Corp. (a)	37,400	641,036
Triple-S Management Corp., Class B (a)	39,038	678,871

		6,636,087

Health Care Technology 0.5%
HealthStream, Inc.	7,500	181,125
HMS Holdings Corp. (a)	35,700	1,004,241
NextGen Healthcare, Inc. (a)	5,300	80,295

		1,265,661

Hotels, Restaurants & Leisure 4.0%
BJ’s Restaurants, Inc.	18,000	910,260
Bloomin’ Brands, Inc.	53,977	965,649
Bojangles’, Inc. (a)	37,500	603,000
Brinker International, Inc.	19,900	875,202
Carrols Restaurant Group, Inc. (a)	95,300	937,752
Cheesecake Factory, Inc.	12,300	535,173
Chuy’s Holdings, Inc. (a)	7,900	140,146
Dave & Buster’s Entertainment, Inc.	13,000	579,280
Del Frisco’s Restaurant Group, Inc. (a)	20,000	143,000

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Del Taco Restaurants, Inc. (a)	15,200	$151,848
El Pollo Loco Holdings, Inc. (a)	26,500	402,005
Fiesta Restaurant Group, Inc. (a)	26,400	409,464
Habit Restaurants, Inc., Class A (a)	69,200	726,600
J. Alexander’s Holdings, Inc. (a)	23,500	193,405
Lindblad Expeditions Holdings, Inc. (a)	5,400	72,684
Potbelly Corp. (a)	77,400	623,070
Ruth’s Hospitality Group, Inc.	14,400	327,312
SeaWorld Entertainment, Inc. (a)	37,900	837,211
Texas Roadhouse, Inc.	10,900	650,730
Town Sports International Holdings, Inc. (a)	51,100	327,040

		10,410,831

Household Durables 0.9%
Flexsteel Industries, Inc.	1,600	35,328
Helen of Troy, Ltd. (a)	4,200	550,956
Hovnanian Enterprises, Inc., Class A (a)	12,400	8,480
La-Z-Boy, Inc.	9,800	271,558
Turtle Beach Corp. (a)	37,800	539,406
ZAGG, Inc. (a)	84,400	825,432

		2,231,160

Independent Power & Renewable Electricity Producers 0.1%
Atlantic Power Corp. (a)	83,600	181,412

Insurance 3.4%
American Equity Investment Life Holding Co.	37,800	1,056,132
Argo Group International Holdings, Ltd.	6,600	443,850
Crawford & Co., Class B	11,100	99,900
Employers Holdings, Inc.	7,600	318,972
Fednat Holding Co.	20,700	412,344
Genworth Financial, Inc., Class A (a)	252,900	1,178,514
Hallmark Financial Services, Inc. (a)	800	8,552
HCI Group, Inc.	10,500	533,505
Health Insurance Innovations, Inc., Class A (a) (b)	5,600	149,688
Heritage Insurance Holdings, Inc.	21,800	320,896
Horace Mann Educators Corp.	4,000	149,800
Independence Holding Co.	2,500	88,000
Kemper Corp.	7,600	504,488
National General Holdings Corp.	40,500	980,505
Primerica, Inc.	4,500	439,695
Protective Insurance Corp., Class B	1,300	21,645
Selective Insurance Group, Inc.	6,800	414,392
Stewart Information Services Corp.	19,400	803,160
Tiptree, Inc.	4,900	27,391
United Insurance Holdings Corp.	6,800	113,016
Universal Insurance Holdings, Inc.	23,800	902,496

		8,966,941

	Shares	Value
Interactive Media & Services 1.1%
Care.com, Inc. (a)	49,200	$950,052
Liberty TripAdvisor Holdings, Inc., Class A (a)	25,400	403,606
Meet Group, Inc. (a)	31,200	144,456
QuinStreet, Inc. (a)	59,000	957,570
Travelzoo (a)	30,200	296,866

		2,752,550

Internet & Direct Marketing Retail 1.3%
1-800-Flowers.com, Inc., Class A (a)	70,500	862,215
Etsy, Inc. (a)	25,400	1,208,278
Groupon, Inc. (a)	270,800	866,560
Lands’ End, Inc. (a)	38,000	539,980

		3,477,033

IT Services 1.8%
CACI International, Inc., Class A (a)	3,200	460,896
Cardtronics PLC, Class A (a)	19,300	501,800
Endurance International Group Holdings, Inc. (a)	4,900	32,585
EVERTEC, Inc.	24,100	691,670
Limelight Networks, Inc. (a)	15,200	35,568
Liveramp Holdings, Inc. (a)	2,500	96,575
MAXIMUS, Inc.	8,900	579,301
MoneyGram International, Inc. (a)	1,400	2,800
NIC, Inc.	6,700	83,616
Perficient, Inc. (a)	3,600	80,136
Perspecta, Inc.	20,800	358,176
Presidio, Inc.	37,600	490,680
Science Applications International Corp.	5,800	369,460
Sykes Enterprises, Inc. (a)	5,600	138,488
Travelport Worldwide, Ltd.	17,500	273,350
TTEC Holdings, Inc.	1,000	28,570
Unisys Corp. (a)	38,400	446,592

		4,670,263

Leisure Products 0.3%
Johnson Outdoors, Inc., Class A	6,400	375,936
Malibu Boats, Inc., Class A (a)	1,200	41,760
Mastercraft Boat Holdings, Inc. (a)	19,900	372,130

		789,826

Life Sciences Tools & Services 1.0%
Fluidigm Corp. (a)	3,500	30,170
Harvard Bioscience, Inc. (a)	23,800	75,684
Medpace Holdings, Inc. (a)	17,300	915,689
NanoString Technologies, Inc. (a)	32,500	481,975
NeoGenomics, Inc. (a)	28,000	353,080
Syneos Health, Inc. (a)	20,600	810,610

		2,667,208

Machinery 2.6%
Blue Bird Corp. (a)	8,500	154,615
EnPro Industries, Inc.	1,200	72,120
FreightCar America, Inc. (a)	10,300	68,907

14	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Machinery (continued)
Global Brass & Copper Holdings, Inc.	31,000	$779,650
Greenbrier Cos., Inc.	22,707	897,835
Harsco Corp. (a)	43,200	857,952
Hillenbrand, Inc.	19,400	735,842
Hurco Cos., Inc.	1,800	64,260
Hyster-Yale Materials Handling, Inc.	9,800	607,208
L.B. Foster Co., Class A (a)	17,500	278,250
Meritor, Inc. (a)	63,200	1,068,712
Miller Industries, Inc.	10,000	270,000
Park-Ohio Holdings Corp.	5,900	181,071
TriMas Corp. (a)	9,200	251,068
Wabash National Corp.	33,100	432,948

		6,720,438

Marine 0.3%
Matson, Inc.	22,500	720,450

Media 1.3%
Beasley Broadcast Group, Inc., Class A	2,900	10,875
Entravision Communications Corp., Class A	121,100	352,401
Gannett Co., Inc.	97,000	827,410
Gray Television, Inc. (a)	27,700	408,298
New Media Investment Group, Inc.	54,400	629,408
Scholastic Corp.	7,000	281,820
TechTarget, Inc. (a)	6,500	79,365
Tribune Publishing Co. (a)	60,400	684,936

		3,274,513

Metals & Mining 1.2%
Commercial Metals Co.	1,200	19,224
Materion Corp.	8,400	377,916
Ryerson Holding Corp. (a)	33,800	214,292
Schnitzer Steel Industries, Inc., Class A	35,300	760,715
SunCoke Energy, Inc. (a)	94,000	803,700
Warrior Met Coal, Inc.	42,200	1,017,442

		3,193,289

Mortgage Real Estate Investment Trusts 1.0%
Apollo Commercial Real Estate Finance, Inc.	2,600	43,316
Arbor Realty Trust, Inc.	52,100	524,647
Cherry Hill Mortgage Investment Corp.	46,100	808,594
Ladder Capital Corp.	56,800	878,696
PennyMac Mortgage Investment Trust	20,300	377,986

		2,633,239

Multi-Utilities 0.1%
NorthWestern Corp.	4,700	279,368

Oil, Gas & Consumable Fuels 3.1%
Adams Resources & Energy, Inc.	300	11,613
Clean Energy Fuels Corp. (a)	97,400	167,528

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Cloud Peak Energy, Inc. (a)	203,900	$74,689
CVR Energy, Inc.	23,900	824,072
Delek U.S. Holdings, Inc.	33,000	1,072,830
Denbury Resources, Inc. (a)	405,900	694,089
Hallador Energy Co.	20,300	102,921
Midstates Petroleum Co., Inc. (a)	33,300	250,083
Overseas Shipholding Group, Inc., Class A (a)	141,300	234,558
Par Pacific Holdings, Inc. (a)	66,200	938,716
Peabody Energy Corp.	37,400	1,139,952
Penn Virginia Corp. (a)	7,700	416,262
Renewable Energy Group, Inc. (a)	37,000	950,900
REX American Resources Corp. (a)	1,300	88,543
Sandridge Energy, Inc. (a)	36,900	280,809
SilverBow Resources, Inc. (a)	6,900	163,116
W&T Offshore, Inc. (a)	156,800	646,016

		8,056,697

Paper & Forest Products 0.3%
Verso Corp., Class A (a)	38,200	855,680

Personal Products 0.8%
Medifast, Inc.	7,200	900,144
Natural Health Trends Corp.	7,700	142,373
Nature’s Sunshine Products, Inc. (a)	600	4,890
USANA Health Sciences, Inc. (a)	8,700	1,024,251

		2,071,658

Pharmaceuticals 2.5%
Akorn, Inc. (a)	31,000	105,090
Amphastar Pharmaceuticals, Inc. (a)	51,300	1,020,870
ANI Pharmaceuticals, Inc. (a)	8,000	360,160
Aquestive Therapeutics, Inc. (a)	5,900	37,170
Aratana Therapeutics, Inc. (a)	23,600	144,668
Assertio Therapeutics, Inc. (a)	16,300	58,843
Collegium Pharmaceutical, Inc. (a)	6,600	113,322
DURECT Corp. (a)	109,700	52,996
Endo International PLC (a)	101,200	738,760
Horizon Pharma PLC (a)	63,200	1,234,928
Mallinckrodt PLC (a)	34,600	546,680
Pacira Pharmaceuticals, Inc. (a)	22,600	972,252
Phibro Animal Health Corp., Class A	27,800	894,048
Siga Technologies, Inc. (a)	4,700	37,130
Supernus Pharmaceuticals, Inc. (a)	6,100	202,642

		6,519,559

Professional Services 2.5%
Barrett Business Services, Inc.	17,600	1,007,600
BG Staffing, Inc.	16,400	338,660
CRA International, Inc.	2,531	107,694
FTI Consulting, Inc. (a)	16,200	1,079,568
Heidrick & Struggles International, Inc.	27,000	842,130
InnerWorkings, Inc. (a)	7,900	29,546

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Professional Services (continued)
Insperity, Inc.	13,800	$1,288,368
Kelly Services, Inc., Class A	13,900	284,672
Kforce, Inc.	20,500	633,860
Korn/Ferry International	2,400	94,896
Navigant Consulting, Inc.	2,200	52,910
TrueBlue, Inc. (a)	37,208	827,878

		6,587,782

Real Estate Management & Development 1.0%
Altisource Portfolio Solutions S.A. (a)	37,500	843,375
Marcus & Millichap, Inc. (a)	25,800	885,714
Maui Land & Pineapple Co., Inc. (a)	2,300	22,816
RMR Group, Inc., Class A	16,400	870,512

		2,622,417

Road & Rail 0.5%
ArcBest Corp.	25,200	863,352
Covenant Transportation Group, Inc., Class A (a)	2,000	38,400
USA Truck, Inc. (a)	18,600	278,442

		1,180,194

Semiconductors & Semiconductor Equipment 1.5%
Advanced Energy Industries, Inc. (a)	5,100	218,943
Alpha & Omega Semiconductor, Ltd. (a)	1,800	18,342
Amkor Technology, Inc. (a)	43,500	285,360
Cabot Microelectronics Corp.	3,800	362,330
Cree, Inc. (a)	4,800	205,320
Diodes, Inc. (a)	6,200	200,012
Entegris, Inc.	19,600	546,742
Integrated Device Technology, Inc. (a)	9,400	455,242
Nanometrics, Inc. (a)	13,900	379,887
Photronics, Inc. (a)	9,600	92,928
Rudolph Technologies, Inc. (a)	4,400	90,068
Semtech Corp. (a)	1,500	68,805
Silicon Laboratories, Inc. (a)	2,400	189,144
Synaptics, Inc. (a)	15,720	584,941
Xperi Corp.	18,600	342,054

		4,040,118

Software 5.5%
ACI Worldwide, Inc. (a)	16,200	448,254
Alarm.com Holdings, Inc. (a)	4,300	223,041
Altair Engineering, Inc., Class A (a)	1,500	41,370
Alteryx, Inc., Class A (a)	7,600	451,972
AppFolio, Inc., Class A (a)	2,100	124,362
Avaya Holdings Corp. (a)	14,800	215,488
Benefitfocus, Inc. (a)	1,100	50,292
Blackbaud, Inc.	900	56,610
Bottomline Technologies, Inc. (a)	13,400	643,200
CommVault Systems, Inc. (a)	5,400	319,086
Cornerstone OnDemand, Inc. (a)	13,800	695,934
Coupa Software, Inc. (a)	7,400	465,164

	Shares	Value
Software (continued)
Ebix, Inc.	7,900	$336,224
Envestnet, Inc. (a)	3,100	152,489
Everbridge, Inc. (a)	3,800	215,688
Fair Isaac Corp. (a)	1,523	284,801
Five9, Inc. (a)	18,400	804,448
HubSpot, Inc. (a)	5,000	628,650
j2 Global, Inc.	11,200	777,056
LivePerson, Inc. (a)	30,600	577,116
MicroStrategy, Inc., Class A (a)	700	89,425
Mitek Systems, Inc. (a)	2,300	24,863
New Relic, Inc. (a)	9,100	736,827
OneSpan, Inc. (a)	4,200	54,390
Paylocity Holding Corp. (a)	4,000	240,840
Progress Software Corp.	12,300	436,527
Q2 Holdings, Inc. (a)	5,100	252,705
Qualys, Inc. (a)	4,600	343,804
Ringcentral, Inc., Class A (a)	5,300	436,932
SailPoint Technologies Holding, Inc. (a)	24,600	577,854
SPS Commerce, Inc. (a)	7,400	609,612
TiVo Corp.	16,800	158,088
Trade Desk, Inc., Class A (a)	5,700	661,542
Upland Software, Inc. (a)	7,200	195,696
Varonis Systems, Inc. (a)	11,200	592,480
Verint Systems, Inc. (a)	8,900	376,559
Workiva, Inc. (a)	3,900	139,971
Zendesk, Inc. (a)	7,400	431,938
Zix Corp. (a)	74,500	426,885

		14,298,183

Specialty Retail 3.7%
Abercrombie & Fitch Co., Class A	56,700	1,136,835
Ascena Retail Group, Inc. (a)	225,200	565,252
Barnes & Noble Education, Inc. (a)	9,400	37,694
Barnes & Noble, Inc.	16,400	116,276
Chico’s FAS, Inc.	110,700	622,134
Citi Trends, Inc.	21,900	446,541
DSW, Inc., Class A	12,400	306,280
Express, Inc. (a)	55,800	285,138
Five Below, Inc. (a)	5,400	552,528
GameStop Corp., Class A	17,200	217,064
Genesco, Inc. (a)	22,300	987,890
Hibbett Sports, Inc. (a)	24,800	354,640
J. Jill, Inc. (a)	48,700	259,571
Kirkland’s, Inc. (a)	51,700	492,701
MarineMax, Inc. (a)	5,400	98,874
Murphy USA, Inc. (a)	900	68,976
Office Depot, Inc.	303,600	783,288
RTW Retailwinds, Inc. (a)	60,900	172,347
Shoe Carnival, Inc.	22,500	753,975
Signet Jewelers, Ltd.	24,300	772,011
Tailored Brands, Inc.	36,100	492,404
Tilly’s, Inc., Class A	13,700	148,782

		9,671,201

16	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Technology Hardware, Storage & Peripherals 0.4%
Avid Technology, Inc. (a)	10,400	$49,400
Electronics for Imaging, Inc. (a)	8,700	215,760
Immersion Corp. (a)	80,900	724,864

		990,024

Textiles, Apparel & Luxury Goods 1.3%
Crocs, Inc. (a)	32,800	852,144
Deckers Outdoor Corp. (a)	5,600	716,520
Fossil Group, Inc. (a)	46,600	733,018
G-III Apparel Group, Ltd. (a)	600	16,734
Rocky Brands, Inc.	18,400	478,400
Vera Bradley, Inc. (a)	66,700	571,619

		3,368,435

Thrifts & Mortgage Finance 1.3%
Axos Financial, Inc. (a)	11,300	284,534
Dime Community Bancshares, Inc.	56,800	964,464
Entegra Financial Corp. (a)	4,000	83,000
Flagstar Bancorp, Inc. (a)	30,600	807,840
FS Bancorp, Inc.	3,000	128,640
HFF, Inc., Class A	17,400	576,984
MGIC Investment Corp. (a)	13,000	135,980
NMI Holdings, Inc., Class A (a)	3,400	60,690
OP Bancorp. (a)	700	6,209
Radian Group, Inc.	14,500	237,220
SI Financial Group, Inc.	3,000	38,190
Territorial Bancorp, Inc.	4,900	127,302

		3,451,053

Tobacco 0.9%
Pyxus International, Inc. (a) (b)	10,800	128,088
Turning Point Brands, Inc.	29,200	794,824
Universal Corp.	16,500	893,475
Vector Group, Ltd.	63,700	619,801

		2,436,188

Trading Companies & Distributors 1.1%
BlueLinx Holdings, Inc. (a)	21,000	518,910
BMC Stock Holdings, Inc. (a)	24,100	373,068
General Finance Corp. (a)	24,000	242,640
Rush Enterprises, Inc.
Class A	20,700	713,736
Class B	6,200	220,720
Titan Machinery, Inc. (a)	24,400	320,860
Veritiv Corp. (a)	22,000	549,340

		2,939,274

Water Utilities 1.3%
American States Water Co.	17,500	1,173,200
Aquaventure Holdings, Ltd. (a)	12,500	236,125
Artesian Resources Corp., Class A	1,800	62,766
California Water Service Group	20,800	991,328

	Shares	Value
Water Utilities (continued)
Consolidated Water Co., Ltd.	10,400	$121,264
Middlesex Water Co.	4,300	229,405
SJW Corp.	9,900	550,638

		3,364,726

Wireless Telecommunication Services 0.4%
Boingo Wireless, Inc. (a)	11,000	226,270
NII Holdings, Inc. (a)	27,400	120,834
Shenandoah Telecommunications Co.	14,200	628,350

		975,454

Total Common Stocks (Cost $292,887,182)		249,190,781

Convertible Preferred Stocks 0.0%‡
Media 0.0%‡
GCI Liberty, Inc.	1,040	25,199

Total Convertible Preferred Stocks (Cost $19,365)		25,199

Exchange-Traded Funds 4.3%
iShares Russell 2000 ETF	84,544	11,320,442

Total Exchange-Traded Funds (Cost $11,810,905)		11,320,442

Short-Term Investment 0.4%
Affiliated Investment Company 0.4%
MainStay U.S. Government Liquidity Fund, 2.18% (c)	946,518	946,518

Total Short-Term Investment (Cost $946,518)		946,518

Total Investments (Cost $305,663,970)	100.3%	261,482,940
Other Assets, Less Liabilities	(0.3)	(660,782)
Net Assets	100.0%	$260,822,158

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)

All or a portion of this security was held on loan. As of December 31, 2018, the market value of securities loaned was $372,899 and the Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $381,004 (See Note 2(H)).

(c)	Current yield as of December 31, 2018.

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2018 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$249,190,781	$—	$—	$249,190,781
Convertible Preferred Stocks	25,199	—	—	25,199
Exchange-Traded Funds	11,320,442	—	—	11,320,442
Short-Term Investment
Affiliated Investment Company	946,518	—	—	946,518

Total Investments in Securities	$261,482,940	$—	$—	$261,482,940

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

18	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $304,717,452) including securities on loan of $372,899	$260,536,422
Investment in affiliated investment company, at value (identified cost $946,518)	946,518
Receivables:
Dividends	336,245
Fund shares sold	259,804
Securities lending income	800

Total assets	262,079,789

Liabilities
Payables:
Investment securities purchased	776,693
Fund shares redeemed	193,294
Manager (See Note 3)	191,961
Professional fees	32,360
NYLIFE Distributors (See Note 3)	30,119
Shareholder communication	18,677
Custodian	13,911
Trustees	327
Accrued expenses	289

Total liabilities	1,257,631

Net assets	$260,822,158

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$26,642
Additional paid-in capital	266,287,570

266,314,212
Total distributable earnings (loss)(1)	(5,492,054)

Net assets	$260,822,158

Initial Class
Net assets applicable to outstanding shares	$123,857,506

Shares of beneficial interest outstanding	12,607,752

Net asset value per share outstanding	$9.82

Service Class
Net assets applicable to outstanding shares	$136,964,652

Shares of beneficial interest outstanding	14,034,065

Net asset value per share outstanding	$9.76

(1)	See Note 10.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$3,974,378
Securities lending	91,627
Dividends-affiliated	3,418
Interest	544

Total income	4,069,967

Expenses
Manager (See Note 3)	2,810,358
Distribution/Service—Service Class (See Note 3)	429,402
Professional fees	67,111
Shareholder communication	47,891
Custodian	15,546
Trustees	7,429
Miscellaneous	14,702

Total expenses	3,392,439

Net investment income (loss)	677,528

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on unaffiliated investments	39,774,022
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(82,577,682)

Net realized and unrealized gain (loss) on investments	(42,803,660)

Net increase (decrease) in net assets resulting from operations	$(42,126,132)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,355.

20	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$677,528	$(97,071)
Net realized gain (loss) on investments	39,774,022	38,813,328
Net change in unrealized appreciation (depreciation) on investments	(82,577,682)	6,235,769

Net increase (decrease) in net assets resulting from operations	(42,126,132)	44,952,026

Distributions to shareholders(1):
Initial Class	(17,294,347)
Service Class	(20,912,830)

	(38,207,177)

Distributions to shareholders from net realized gain on investments:
Initial Class		(2,876,861)
Service Class		(2,813,759)

		(5,690,620)

Total distributions to shareholders	(38,207,177)	(5,690,620)

Capital share transactions:
Net proceeds from sale of shares	37,509,654	25,208,965
Net asset value of shares issued to shareholders in reinvestment of distributions	38,207,177	5,690,620
Cost of shares redeemed	(91,697,172)	(52,293,476)

Increase (decrease) in net assets derived from capital share transactions	(15,980,341)	(21,393,891)

Net increase (decrease) in net assets	(96,313,650)	17,867,515

Net Assets
Beginning of year	357,135,808	339,268,293

End of year(2)	$260,822,158	$357,135,808

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $87,307 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Financial Highlights selected per share data and ratios

	Year ended December 31,		May 2, 2016* through December 31,

Initial Class	2018	2017	2016

Net asset value at beginning of period	$13.16	$11.73	$10.00

Net investment income (loss) (a)	0.04	0.01	0.03

Net realized and unrealized gain (loss) on investments	(1.71)	1.63	1.88

Total from investment operations	(1.67)	1.64	1.91

Less dividends and distributions:

From net investment income	—	—	(0.02)

From net realized gain on investments	(1.67)	(0.21)	(0.16)

Total dividends and distributions	(1.67)	(0.21)	(0.18)

Net asset value at end of period	$9.82	$13.16	$11.73

Total investment return (b)	(15.11%)	13.93%	19.14%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.33%	0.10%	0.39%††

Net expenses (c)	0.90%	0.90%	1.00%††

Portfolio turnover rate	161%	159%	180%

Net assets at end of period (in 000’s)	$123,857	$180,840	$164,253

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,		May 2, 2016* through December 31,

Service Class	2018	2017	2016

Net asset value at beginning of period	$13.11	$11.72	$10.00

Net investment income (loss) (a)	0.01	(0.02)	0.01

Net realized and unrealized gain (loss) on investments	(1.69)	1.62	1.88

Total from investment operations	(1.68)	1.60	1.89

Less dividends and distributions:

From net investment income	—	—	(0.01)

From net realized gain on investments	(1.67)	(0.21)	(0.16)

Total dividends and distributions	(1.67)	(0.21)	(0.17)

Net asset value at end of period	$9.76	$13.11	$11.72

Total investment return (b)	(15.32%)	13.64%	18.95%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	0.09%	(0.15%)	0.16%††

Net expenses (c)	1.15%	1.15%	1.25%††

Portfolio turnover rate	161%	159%	180%

Net assets at end of period (in 000’s)	$136,965	$176,295	$175,015

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

22	MainStay VP MacKay Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MacKay Small Cap Core Portfolio (formerly known as MainStay VP Small Cap Core Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2016. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

23

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities and Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of

24	MainStay VP MacKay Small Cap Core Portfolio

an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2018, the Portfolio did not hold any repurchase agreements.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio had securities on loan with a value of $372,899 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $381,004.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in

25

Notes to Financial Statements (continued)

the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.85% up to $1 billion and 0.80% in excess of $1 billion. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.00% for Initial Class and 1.25% for the Service Class shares. This agreement expires on May 1, 2019 and may only be amended or terminated prior to that date by action of the Board. During the year ended December 31, 2018, the effective management fee rate was 0.85%.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $2,810,358.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year

MainStay U.S. Government Liquidity Fund	$—	$16,869	$(15,922)	$—	$—	$947	$3	$—	947

26	MainStay VP MacKay Small Cap Core Portfolio

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$309,390,695	$7,327,457	$(55,235,212)	$(47,907,755)

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$14,983,061	$27,350,328	$82,312	$(47,907,755)	$(5,492,054)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$25,664,252	$12,542,925	$5,641,977	$48,643

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, were $528,929 and $582,039, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	1,361,385	$15,183,089
Shares issued to shareholders in reinvestment of dividends and distributions	1,419,572	17,294,347
Shares redeemed	(3,919,446)	(54,438,077)

Net increase (decrease)	(1,138,489)	$(21,960,641)

Year ended December 31, 2017:
Shares sold	854,514	$10,201,332
Shares issued to shareholders in reinvestment of dividends and distributions	222,866	2,876,861
Shares redeemed	(1,332,712)	(16,451,178)

Net increase (decrease)	(255,332)	$(3,372,985)

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	1,737,457	$22,326,565
Shares issued to shareholders in reinvestment of dividends and distributions	1,726,885	20,912,830
Shares redeemed	(2,876,092)	(37,259,095)

Net increase (decrease)	588,250	$5,980,300

Year ended December 31, 2017:
Shares sold	1,245,698	$15,007,633
Shares issued to shareholders in reinvestment of dividends and distributions	218,580	2,813,759
Shares redeemed	(2,949,586)	(35,842,298)

Net increase (decrease)	(1,485,308)	$(18,020,906)

27

Notes to Financial Statements (continued)

Note 10–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28	MainStay VP MacKay Small Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MacKay Small Cap Core Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP MacKay Small Cap Core Portfolio (formerly known as MainStay VP Small Cap Core Portfolio) (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP MacKay Small Cap Core Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and MacKay Shields in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay Shields personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and SA ABBR. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other

30	MainStay VP MacKay Small Cap Core Portfolio

things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of MacKay Shields and ongoing analysis of, and interactions with, MacKay Shields with respect to, among other things, Portfolio investment performance and risk as well as MacKay Shields’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life

Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios and MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and MacKay Shields believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged MacKay Shields’ continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board reviewed MacKay Shields’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In evaluating the performance of the Portfolio, the Board recognized that the Portfolio had not been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that ongoing efforts by New York Life Investments and MacKay Shields to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and MacKay Shields and acknowledged that New York Life Investments and MacKay Shields must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the

32	MainStay VP MacKay Small Cap Core Portfolio

contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products. The Board considered that New York Life Investments proposed to remove the expense limitation for Initial Class and Service Class shares of the Portfolio, effective May 1, 2019.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

33

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

34	MainStay VP MacKay Small Cap Core Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

35

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

36	MainStay VP MacKay Small Cap Core Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

38	MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1803520	MSVPSCC11-02/19 (NYLIAC) NI530

MainStay VP Indexed Bond Portfolio

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	5/1/2017	–0.67%	0.44%	0.37%
Service Class Shares	5/1/2017	–0.92	0.19	0.62

Benchmark Performance	One Year	Since Inception

Bloomberg Barclays U.S. Aggregate Bond Index[3]	0.01%	1.15%
Morningstar Intermediate-Term Bond Category Average[4]	–0.50	0.83

1.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Morningstar Intermediate-Term Bond Category Average is representative of funds that invest primarily in corporate and other investment-grade U.S. fixed-income issues and typically have durations of 3.5 to 6.0 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Indexed Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by

$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,012.70	$1.52	$1,023.69	$1.53	0.30%

Service Class Shares	$1,000.00	$1,011.40	$2.84	$1,022.38	$2.85	0.56%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP Indexed Bond Portfolio

Portfolio Composition as of December 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

Top Ten Holdings or Issuers Held as of December 31, 2018 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 1.125%–3.125%, due 1/31/19–11/15/28

2.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–6.00%, due 5/1/19–9/1/48

3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–5.00%, due 11/20/42–10/20/48

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.50%–5.50%, due 6/1/19–12/1/48

5.	United States Treasury Bonds, 2.75%–4.625%, due 2/15/36–8/15/48

  6. iShares Long-Term Corporate Bond ETF

7.	Benchmark Mortgage Trust, 3.571%–4.208%, due 1/15/51–10/10/51

8.	Goldman Sachs Group, Inc., 2.60%–4.80%, due 12/27/20–7/8/44

9.	Federal National Mortgage Association, 1.875%–2.875%, due 10/30/20–9/24/26

10.	Bank of America Corp., 3.248%–5.625%, due 7/1/20–1/21/44

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Kenneth Sommer and AJ Rzad, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Indexed Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2018?

During the 12 months ended December 31, 2018, MainStay VP Indexed Bond Portfolio returned –0.67% for Initial Class shares and –0.92% for Service Class shares. Over the same period, both share classes underperformed the 0.01% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s broad-based securities-market index. Although the Portfolio seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s broad-based securities-market index, the Portfolio’s performance will typically lag that of the Index because the Portfolio incurs fees and expenses that the Index does not. During the 12 months ended December 31, 2018, both share classes underperformed the –0.50% return of the Morningstar Intermediate-Term Bond Category Average.2

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio used U.S. Treasury futures to reduce variations between the Portfolio and its benchmark. These trades reduced tracking error between the Portfolio and its benchmark.

Were there any changes to the Portfolio during the reporting period?

Effective May 4, 2018, AJ Rzad was added as a portfolio manager of the Portfolio and Donald Serek no longer served as a portfolio manager of the Portfolio. Thomas J. Girard served as a portfolio manager of the Portfolio until June 2018. For more information on these changes, please see the supplement dated May 4, 2018.

During the reporting period, which credit-rating categories were strong performers and which credit rating categories were weak?

During the reporting period, we saw the highest-quality securities outperform. Credits rated AA and AAA3 had the highest excess returns.4 Credits rated A followed those rated AAA/AA. Credits rated BBB slightly underperformed credits rated A. All credit rating categories produced negative excess returns, underperforming U.S. Treasury securities with comparable durations.

What was the Portfolio’s duration5 strategy during the reporting period?

The Portfolio uses a passive strategy that seeks to replicate the duration of its benchmark. The Portfolio’s duration strategy had a neutral impact on performance during the period. As of December 31, 2018, the Portfolio’s duration was approximately 5.73 years, which was equivalent to the duration of 5.73 years for the Bloomberg Barclays U.S. Aggregate Bond Index.

Which market segments made the strongest contributions to the Portfolio’s performance, and which market segments detracted the most?

With the exception of corporate bonds, all broad sectors in the Bloomberg Barclays U.S. Aggregate Bond Index produced positive total returns during the reporting period. The strongest-contributing sector in the Portfolio was asset-backed securities. (Contributions take weightings and total returns into account.) Within asset-backed securities, the auto subcomponent was the best performer. The corporate sector detracted the most from the Portfolio’s performance during the reporting period. Industrials, utilities and financials all underperformed the non-corporate segment. In the non-corporate sector, the supranational subsector was the best performer for the Portfolio. Among securitized products, asset-backed securities outperformed both mortgage-backed securities and commercial mortgage-backed securities. U.S. government agencies outperformed U.S. Treasuries during the reporting period.

Were there any significant changes to the Portfolio’s benchmark during the reporting period?

No changes to the Bloomberg Barclays U.S. Aggregate Bond Index were material enough to lead us to change our investment strategy.

1.	See footnote on page 5 for more information the Bloomberg Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 5 for more information on the Morningstar Intermediate-Term Bond Category Average.
3.

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

4.

The expression “excess return” may refer to the return that a security or portfolio provides above (or below) an investment with the lowest perceived risk, such as comparable U.S. Treasury securities. The expression may also refer to the return that a security or portfolio provides above (or below) an index or other benchmark.

5.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP Indexed Bond Portfolio

Portfolio of Investments December 31, 2018

	Principal Amount	Value
Long-Term Bonds 96.4%† Asset-Backed Securities 0.6%
Automobile 0.6%
Ally Auto Receivables Trust Series 2018-3, Class A3 3.00%, due 1/17/23	$99,000	$98,919
BMW Vehicle Lease Trust Series 2018-1, Class A4 3.26%, due 7/20/21	200,000	200,946
Ford Credit Floorplan Master Owner Trust Series 2017-2, Class A1 2.16%, due 9/15/22	300,000	295,554
GM Financial Securitized Term Auto Receivables Trust Series 2018-3, Class A3 3.02%, due 5/16/23	700,000	702,492
Honda Auto Receivables Owner Trust Series 2018-3, Class A3 2.95%, due 8/22/22	800,000	800,503
Hyundai Auto Lease Securitization Trust Series 2018-B, Class A3 3.04%, due 10/15/21 (a)	100,000	100,013
Hyundai Auto Receivables Trust Series 2016-A, Class A3 1.56%, due 9/15/20	39,735	39,585
Mercedes Benz Auto Lease Trust Series 2017-A, Class A3 1.79%, due 4/15/20	100,000	99,700

		2,337,712

Credit Cards 0.0%‡
Discover Card Execution Note Trust Series 2014-A4, Class A4 2.12%, due 12/15/21	200,000	199,254

Total Asset-Backed Securities (Cost $2,539,566)		2,536,966

Corporate Bonds 27.4%
Aerospace & Defense 0.5%
Boeing Co. 3.25%, due 3/1/28	210,000	205,703
General Dynamics Corp. 3.00%, due 5/11/21	255,000	255,206
Lockheed Martin Corp. 4.07%, due 12/15/42	255,000	243,317
Northrop Grumman Corp. 7.75%, due 2/15/31	210,000	276,497
Raytheon Co. 3.15%, due 12/15/24	255,000	253,651
Rockwell Collins, Inc. 3.50%, due 3/15/27	210,000	197,124

	Principal Amount	Value
Aerospace & Defense (continued)
United Technologies Corp.
2.65%, due 11/1/26	$610,000	$549,338
3.65%, due 8/16/23	50,000	49,804

		2,030,640

Apparel 0.0%‡
Nike, Inc. 3.625%, due 5/1/43	65,000	60,044

Auto Manufacturers 0.5%
Ford Motor Credit Co. LLC 3.219%, due 1/9/22	1,300,000	1,220,786
General Motors Financial Co., Inc. 4.35%, due 1/17/27	665,000	612,090
Toyota Motor Credit Corp. 2.25%, due 10/18/23	290,000	274,583

		2,107,459

Banks 7.4%
Bank of America Corp.
3.248%, due 10/21/27	405,000	374,886
3.30%, due 1/11/23	835,000	822,357
3.666%, due 12/20/28 (b)	510,000	476,416
5.00%, due 1/21/44	320,000	331,159
5.625%, due 7/1/20	375,000	387,668
Bank of New York Mellon Corp.
2.05%, due 5/3/21	95,000	92,722
2.50%, due 4/15/21	610,000	602,489
3.00%, due 2/24/25	410,000	395,886
Bank of Nova Scotia 2.70%, due 3/7/22	720,000	704,289
Barclays PLC 5.25%, due 8/17/45	270,000	247,551
BB&T Corp.
2.05%, due 5/10/21	705,000	686,480
2.75%, due 4/1/22	255,000	250,680
BNP Paribas S.A. 3.25%, due 3/3/23	445,000	437,284
Capital One Financial Co. 3.05%, due 3/9/22	565,000	551,062
Citigroup, Inc.
2.65%, due 10/26/20	610,000	601,890
3.375%, due 3/1/23	915,000	900,689
4.45%, due 9/29/27	735,000	708,405
4.65%, due 7/30/45	170,000	165,586
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. 5.25%, due 5/24/41	405,000	446,113
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 6/9/23	335,000	328,731
Fifth Third Bank 2.25%, due 6/14/21	470,000	458,812

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Goldman Sachs Group, Inc.
2.60%, due 12/27/20	$525,000	$515,172
2.905%, due 7/24/23 (b)	1,420,000	1,352,658
3.85%, due 1/26/27	520,000	489,137
4.80%, due 7/8/44	220,000	209,512
HSBC Holdings PLC
2.65%, due 1/5/22	1,060,000	1,028,336
3.90%, due 5/25/26	1,100,000	1,054,025
JPMorgan Chase & Co.
4.25%, due 10/1/27	1,530,000	1,506,146
4.26%, due 2/22/48 (b)	260,000	241,822
Keybank N.A. 2.40%, due 6/9/22	335,000	324,425
KfW
1.50%, due 4/20/20	830,000	818,163
2.125%, due 3/7/22	1,230,000	1,211,101
Lloyds Banking Group PLC 3.75%, due 1/11/27	270,000	248,048
Mitsubishi UFJ Financial Group, Inc. 3.455%, due 3/2/23	510,000	506,869
Morgan Stanley
2.50%, due 4/21/21	450,000	440,458
3.625%, due 1/20/27	1,170,000	1,111,966
4.10%, due 5/22/23	555,000	555,802
National Australia Bank, Ltd. 2.50%, due 5/22/22	335,000	325,142
PNC Bank N.A. 2.625%, due 2/17/22	335,000	327,419
Royal Bank of Canada 2.75%, due 2/1/22	330,000	324,720
Royal Bank of Scotland Group PLC 3.875%, due 9/12/23	270,000	258,846
Santander UK PLC 2.375%, due 3/16/20	610,000	603,338
State Street Corp. 4.375%, due 3/7/21	350,000	359,196
Sumitomo Mitsui Banking Corp. 2.65%, due 7/23/20	1,355,000	1,341,266
Toronto-Dominion Bank 2.50%, due 12/14/20	445,000	440,613
U.S. Bank N.A. 2.00%, due 1/24/20	1,420,000	1,406,740
Wells Fargo & Co.
2.55%, due 12/7/20	300,000	295,773
3.00%, due 4/22/26	1,155,000	1,076,274
3.50%, due 3/8/22	355,000	353,818
4.75%, due 12/7/46	180,000	173,313
Westpac Banking Corp. 2.80%, due 1/11/22	445,000	436,688

		29,307,941

	Principal Amount	Value
Beverages 0.8%
Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc. 4.90%, due 2/1/46 (a)	$1,265,000	$1,173,143
Anheuser-Busch InBev Worldwide, Inc.
2.50%, due 7/15/22	365,000	348,498
4.00%, due 4/13/28	360,000	344,352
Coca Cola Co. 2.25%, due 9/1/26	290,000	265,550
Constellation Brands, Inc. 3.60%, due 2/15/28	100,000	92,094
Diageo Capital PLC 5.875%, due 9/30/36	218,000	263,176
Keurig Dr. Pepper, Inc. 4.985%, due 5/25/38 (a)	65,000	63,246
Molson Coors Brewing Co. 4.20%, due 7/15/46	65,000	54,002
PepsiCo, Inc.
2.75%, due 3/1/23	330,000	325,140
2.85%, due 2/24/26	210,000	200,765
4.45%, due 4/14/46	105,000	109,656

		3,239,622

Biotechnology 0.5%
Amgen, Inc.
2.70%, due 5/1/22	180,000	176,261
3.125%, due 5/1/25	255,000	243,983
4.40%, due 5/1/45	180,000	168,334
Baxalta, Inc. 3.60%, due 6/23/22	39,000	38,704
Celgene Corp.
2.75%, due 2/15/23	25,000	23,922
3.55%, due 8/15/22	155,000	153,297
3.625%, due 5/15/24	510,000	497,408
Gilead Sciences, Inc.
3.65%, due 3/1/26	440,000	431,289
4.60%, due 9/1/35	180,000	181,736

		1,914,934

Building Materials 0.0%‡
Johnson Controls International PLC 6.00%, due 1/15/36	65,000	72,612

Chemicals 0.4%
Dow Chemical Co. 3.00%, due 11/15/22	445,000	431,647
DowDuPont, Inc. 4.493%, due 11/15/25	375,000	386,091
Mosaic Co. 4.05%, due 11/15/27	405,000	384,115
Nutrien, Ltd. 5.875%, due 12/1/36	210,000	225,989

10	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
Sherwin-Williams Co. 3.95%, due 1/15/26	$255,000	$249,332

		1,677,174

Commercial Services 0.0%‡
Ecolab, Inc. 2.70%, due 11/1/26	210,000	195,941

Computers 0.7%
Apple, Inc.
2.15%, due 2/9/22	180,000	175,500
2.90%, due 9/12/27	735,000	690,832
3.35%, due 2/9/27	16,000	15,590
4.25%, due 2/9/47	180,000	179,372
4.50%, due 2/23/36	245,000	257,644
Dell International LLC / EMC Corp. (a)
5.45%, due 6/15/23	445,000	452,850
6.02%, due 6/15/26	300,000	301,356
Hewlett Packard Enterprise Co. 4.40%, due 10/15/22	180,000	182,764
IBM Corp.
1.875%, due 8/1/22	200,000	188,809
3.45%, due 2/19/26	175,000	170,203

		2,614,920

Cosmetics & Personal Care 0.1%
Colgate-Palmolive Co. 1.75%, due 3/15/19	285,000	284,336
Procter & Gamble Co. 2.70%, due 2/2/26	210,000	201,871
Unilever Capital Corp. 3.10%, due 7/30/25	100,000	97,373

		583,580

Diversified Financial Services 0.4%
American Express Co.
2.20%, due 10/30/20	300,000	294,586
3.40%, due 2/27/23	365,000	361,603
GE Capital International Funding Co. 3.373%, due 11/15/25	280,000	248,726
National Rural Utilities Cooperative Finance Corp. 2.70%, due 2/15/23	90,000	87,682
Visa, Inc. 2.80%, due 12/14/22	405,000	399,919

		1,392,516

Electric 1.6%
American Electric Power Co., Inc. 2.15%, due 11/13/20	525,000	514,528

	Principal Amount	Value
Electric (continued)
Commonwealth Edison Co. 3.65%, due 6/15/46	$390,000	$353,053
Consolidated Edison Co. of New York, Inc. 5.85%, due 3/15/36	565,000	665,637
DTE Electric Co. 3.375%, due 3/1/25	180,000	177,850
Duke Energy Carolinas LLC
3.875%, due 3/15/46	690,000	647,039
4.00%, due 9/30/42	210,000	201,757
Edison International 2.95%, due 3/15/23	180,000	170,033
Emera U.S. Finance, L.P. 2.70%, due 6/15/21	180,000	175,355
Exelon Corp. 2.85%, due 6/15/20	375,000	372,029
Florida Power & Light Co.
2.75%, due 6/1/23	120,000	117,435
3.80%, due 12/15/42	165,000	157,017
Kentucky Utilities Co. 3.25%, due 11/1/20	260,000	260,732
MidAmerican Energy Co. 3.95%, due 8/1/47	330,000	319,463
Ohio Power Co. Series G 6.60%, due 2/15/33	165,000	205,993
Pacific Gas & Electric Co. 3.30%, due 12/1/27	545,000	444,747
PPL Electric Utilities Corp. 3.95%, due 6/1/47	100,000	96,912
San Diego Gas & Electric Co. 4.15%, due 5/15/48	210,000	203,941
Sempra Energy 3.80%, due 2/1/38	210,000	179,540
Southern California Edison Co. 4.125%, due 3/1/48	210,000	198,816
Southern Co.
2.95%, due 7/1/23	180,000	173,825
4.40%, due 7/1/46	250,000	229,865
Virginia Electric & Power Co. 4.00%, due 1/15/43	365,000	344,714
Xcel Energy, Inc. 3.30%, due 6/1/25	180,000	175,896

		6,386,177

Environmental Controls 0.1%
Republic Services, Inc. 3.20%, due 3/15/25	255,000	247,417
Waste Management, Inc. 3.15%, due 11/15/27	255,000	243,457

		490,874

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Food 0.2%
General Mills, Inc.
3.15%, due 12/15/21	$180,000	$178,552
4.20%, due 4/17/28	65,000	63,694
Kraft Heinz Foods Co. 3.00%, due 6/1/26	555,000	495,106
Sysco Corp. 3.25%, due 7/15/27	255,000	239,170

		976,522

Forest Products & Paper 0.3%
Fibria Overseas Finance, Ltd.
4.00%, due 1/14/25	405,000	381,915
5.50%, due 1/17/27	405,000	406,519
International Paper Co. 3.80%, due 1/15/26	260,000	256,170

		1,044,604

Gas 0.1%
NiSource, Inc. 3.49%, due 5/15/27	210,000	200,391

Health Care—Products 0.5%
Abbott Laboratories 3.75%, due 11/30/26	400,000	395,039
Becton Dickinson & Co. 3.70%, due 6/6/27	450,000	425,627
Medtronic, Inc. 4.625%, due 3/15/45	430,000	450,830
Stryker Corp. 3.65%, due 3/7/28	210,000	204,352
Thermo Fisher Scientific, Inc.
2.95%, due 9/19/26	290,000	267,625
3.60%, due 8/15/21	100,000	100,294

		1,843,767

Health Care—Services 0.6%
Aetna, Inc. 6.625%, due 6/15/36	210,000	246,293
Anthem, Inc. 4.375%, due 12/1/47	705,000	655,680
Cigna Corp. 4.125%, due 11/15/25 (a)	225,000	224,683
Laboratory Corporation of America Holdings 3.60%, due 2/1/25	255,000	245,557
Unitedhealth Group, Inc. 3.10%, due 3/15/26	1,015,000	979,561

		2,351,774

Household Products & Wares 0.1%
Clorox Co. 3.90%, due 5/15/28	210,000	210,941

	Principal Amount	Value
Household Products & Wares (continued)
Kimberly-Clark Corp. 2.75%, due 2/15/26	$210,000	$200,377

		411,318

Housewares 0.1%
Newell Brands, Inc. 3.85%, due 4/1/23	265,000	261,117

Insurance 0.6%
Allstate Corp. 5.35%, due 6/1/33	210,000	238,400
American International Group, Inc.
3.75%, due 7/10/25	180,000	172,341
6.25%, due 5/1/36	135,000	146,793
Berkshire Hathaway Finance Corp. 4.30%, due 5/15/43	355,000	360,545
Chubb INA Holdings, Inc. 3.35%, due 5/3/26	180,000	176,080
Marsh & McLennan Cos., Inc. 2.75%, due 1/30/22	390,000	382,254
Metlife, Inc. 3.00%, due 3/1/25	330,000	316,188
Progressive Corp. 3.75%, due 8/23/21	300,000	303,930
Prudential Financial, Inc. 4.50%, due 11/15/20	330,000	337,548

		2,434,079

Internet 0.3%
Alphabet, Inc. 3.375%, due 2/25/24	300,000	304,445
Amazon.com, Inc. 3.875%, due 8/22/37	810,000	782,262

		1,086,707

Iron & Steel 0.0%‡
Vale Overseas, Ltd. 6.875%, due 11/21/36	101,000	115,494

Machinery—Construction & Mining 0.1%
Caterpillar, Inc. 5.30%, due 9/15/35	260,000	288,130

Machinery—Diversified 0.1%
Deere & Co. 3.90%, due 6/9/42	300,000	290,829

Media 1.3%
21st Century Fox America, Inc. 3.00%, due 9/15/22	615,000	607,679

12	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Charter Communications Operating LLC / Charter Communications Operating Capital 4.908%, due 7/23/25	$1,230,000	$1,223,062
Comcast Corp.
1.625%, due 1/15/22	615,000	588,575
3.40%, due 7/15/46	555,000	459,860
4.15%, due 10/15/28	125,000	126,929
Discovery Communications LLC 3.95%, due 3/20/28	975,000	904,058
Walt Disney Co. 2.35%, due 12/1/22	510,000	495,317
Warner Media LLC
3.60%, due 7/15/25	260,000	246,252
4.75%, due 3/29/21	450,000	461,348

		5,113,080

Mining 0.2%
Barrick North America Finance LLC 5.70%, due 5/30/41	100,000	105,424
BHP Billiton Finance USA, Ltd. 3.85%, due 9/30/23	430,000	440,454
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	405,000	406,656

		952,534

Miscellaneous—Manufacturing 0.3%
Eaton Corp. 4.00%, due 11/2/32	210,000	207,399
General Electric Co. 4.125%, due 10/9/42	555,000	433,645
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, due 5/1/20	375,000	371,328
Parker-Hannifin Corp.
3.50%, due 9/15/22	240,000	241,113
4.20%, due 11/21/34	65,000	64,298

		1,317,783

Multi-National 1.3%
European Investment Bank
1.25%, due 5/15/19	780,000	776,304
2.25%, due 8/15/22	1,525,000	1,505,065
Inter-American Development Bank
1.00%, due 5/13/19	635,000	631,145
1.75%, due 4/14/22	915,000	889,964
International Bank for Reconstruction & Development 2.00%, due 1/26/22	1,525,000	1,498,212

		5,300,690

Oil & Gas 1.4%
Anadarko Petroleum Corp. 5.55%, due 3/15/26	320,000	335,148

	Principal Amount	Value
Oil & Gas (continued)
Apache Corp. 2.625%, due 1/15/23	$293,000	$276,769
BP Capital Markets America, Inc. 3.588%, due 4/14/27	470,000	457,229
Canadian Natural Resources, Ltd. 6.25%, due 3/15/38	100,000	108,763
Cenovus Energy, Inc. 5.25%, due 6/15/37	300,000	264,297
Chevron Corp. 3.191%, due 6/24/23	410,000	409,357
ConocoPhillips Co. 5.95%, due 3/15/46	95,000	115,753
Devon Energy Corp. 4.75%, due 5/15/42	210,000	181,622
EOG Resources, Inc. 3.90%, due 4/1/35	180,000	169,939
Equinor ASA 5.10%, due 8/17/40	360,000	396,281
Exxon Mobil Corp. 4.114%, due 3/1/46	390,000	395,909
Hess Corp. 7.125%, due 3/15/33	100,000	106,086
Marathon Petroleum Corp. 5.125%, due 3/1/21	1,020,000	1,049,443
Nabors Industries, Inc. 5.00%, due 9/15/20	150,000	144,320
Occidental Petroleum Corp. 3.00%, due 2/15/27	180,000	170,842
Petroleos Mexicanos 6.50%, due 6/2/41	250,000	207,000
Shell International Finance B.V.
2.375%, due 8/21/22	290,000	282,724
3.75%, due 9/12/46	510,000	472,065

		5,543,547

Oil & Gas Services 0.1%
Halliburton Co. 3.80%, due 11/15/25	450,000	436,045

Pharmaceuticals 1.0%
AbbVie, Inc.
3.20%, due 11/6/22	440,000	433,431
3.75%, due 11/14/23	70,000	69,646
4.70%, due 5/14/45	180,000	163,694
Allergan Funding SCS 3.80%, due 3/15/25	365,000	356,322
AstraZeneca PLC 6.45%, due 9/15/37	440,000	524,755
Express Scripts Holding Co. 3.90%, due 2/15/22	405,000	406,867
GlaxoSmithKline Capital, Inc. 3.875%, due 5/15/28	255,000	259,135

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Johnson & Johnson
3.55%, due 3/1/36	$40,000	$37,924
4.95%, due 5/15/33	250,000	281,435
Merck & Co., Inc. 3.70%, due 2/10/45	210,000	201,690
Mylan, Inc.
4.20%, due 11/29/23	50,000	48,776
5.20%, due 4/15/48 (a)	65,000	53,595
Novartis Capital Corp. 4.00%, due 11/20/45	260,000	260,659
Pfizer, Inc.
3.00%, due 6/15/23	155,000	154,337
3.20%, due 9/15/23	25,000	25,099
4.00%, due 12/15/36	440,000	435,593
4.10%, due 9/15/38	70,000	70,149
Teva Pharmaceutical Finance Netherlands III B.V. 3.15%, due 10/1/26	150,000	114,482

		3,897,589

Pipelines 1.1%
Enbridge, Inc. 4.50%, due 6/10/44	210,000	200,673
Energy Transfer Operating, L.P. 4.05%, due 3/15/25	830,000	779,000
Enterprise Products Operating LLC 3.70%, due 2/15/26	810,000	798,087
Kinder Morgan Energy Partners, L.P. 5.80%, due 3/15/35	255,000	260,692
Kinder Morgan, Inc. 4.30%, due 6/1/25	515,000	510,935
MPLX, L.P. 4.125%, due 3/1/27	255,000	242,789
Phillips 66 Partners, L.P. 4.68%, due 2/15/45	810,000	729,422
Plains All American Pipeline, L.P. / PAA Finance Corp. 3.65%, due 6/1/22	180,000	176,712
TransCanada PipeLines, Ltd.
4.875%, due 1/15/26	260,000	269,107
4.875%, due 5/15/48	100,000	96,526
Williams Cos., Inc. 3.35%, due 8/15/22	250,000	244,656

		4,308,599

Real Estate 0.0%‡
Prologis, L.P. 3.75%, due 11/1/25	180,000	180,902

	Principal Amount	Value
Real Estate Investment Trusts 0.3%
American Tower Corp. 5.00%, due 2/15/24	$170,000	$175,854
AvalonBay Communities, Inc. 2.90%, due 10/15/26	180,000	169,840
ERP Operating, L.P.
3.25%, due 8/1/27	210,000	201,129
4.625%, due 12/15/21	225,000	232,788
Simon Property Group, L.P.
3.375%, due 6/15/27	260,000	248,498
4.25%, due 11/30/46	368,000	354,344

		1,382,453

Retail 0.9%
CVS Health Corp.
2.75%, due 12/1/22	330,000	317,594
2.80%, due 7/20/20	300,000	297,293
4.30%, due 3/25/28	210,000	205,298
5.05%, due 3/25/48	405,000	393,907
Home Depot, Inc.
2.125%, due 9/15/26	180,000	162,028
4.25%, due 4/1/46	355,000	353,793
Lowe’s Cos., Inc. 4.05%, due 5/3/47	360,000	310,425
McDonald’s Corp. 3.375%, due 5/26/25	560,000	547,447
Target Corp. 3.50%, due 7/1/24	250,000	251,667
Walmart, Inc.
3.30%, due 4/22/24	250,000	250,735
3.40%, due 6/26/23	40,000	40,412
4.30%, due 4/22/44	300,000	302,760

		3,433,359

Semiconductors 0.4%
Applied Materials, Inc. 5.10%, due 10/1/35	210,000	223,485
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
2.20%, due 1/15/21	300,000	290,030
3.00%, due 1/15/22	180,000	173,107
Intel Corp. 3.70%, due 7/29/25	510,000	514,454
QUALCOMM, Inc. 4.65%, due 5/20/35	210,000	202,724
Texas Instruments, Inc. 2.625%, due 5/15/24	300,000	289,908

		1,693,708

Software 0.8%
Fidelity National Information Services, Inc.
2.25%, due 8/15/21	353,000	340,886
3.50%, due 4/15/23	63,000	62,275

14	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
Fiserv, Inc. 4.20%, due 10/1/28	$50,000	$49,900
Microsoft Corp.
2.40%, due 2/6/22	410,000	405,276
3.30%, due 2/6/27	365,000	361,533
4.25%, due 2/6/47	1,175,000	1,233,475
Oracle Corp.
2.95%, due 5/15/25	405,000	387,563
4.00%, due 7/15/46	180,000	167,956
5.375%, due 7/15/40	300,000	331,488

		3,340,352

Sovereign 0.1%
Svensk Exportkredit A.B. 2.375%, due 3/9/22	400,000	395,672

Telecommunications 1.5%
AT&T, Inc.
3.20%, due 3/1/22	260,000	256,479
4.25%, due 3/1/27	1,210,000	1,183,815
5.15%, due 11/15/46	620,000	576,156
Cisco Systems, Inc. 2.95%, due 2/28/26	410,000	390,918
Deutsche Telekom International Finance B.V. 8.75%, due 6/15/30	210,000	273,898
Orange S.A. 5.375%, due 7/8/19	410,000	414,463
Telefonica Emisiones SAU 7.045%, due 6/20/36	300,000	341,850
Verizon Communications, Inc.
3.125%, due 3/16/22	510,000	506,600
4.125%, due 3/16/27	810,000	810,625
5.50%, due 3/16/47	615,000	654,001
Vodafone Group PLC 4.375%, due 5/30/28	405,000	392,878

		5,801,683

Transportation 0.7%
Burlington Northern Santa Fe LLC 3.25%, due 6/15/27	180,000	176,186
Canadian National Railway Co. 6.25%, due 8/1/34	210,000	259,196
CSX Corp. 3.70%, due 11/1/23	615,000	624,162
FedEx Corp.
2.625%, due 8/1/22	260,000	253,777
3.20%, due 2/1/25	255,000	246,669
Norfolk Southern Corp.
3.942%, due 11/1/47	66,000	59,838
4.80%, due 8/15/43	40,000	39,859

	Principal Amount	Value
Transportation (continued)
Union Pacific Corp.
2.25%, due 2/15/19	$295,000	$294,480
2.75%, due 3/1/26	705,000	657,534
United Parcel Service, Inc. 3.40%, due 11/15/46	405,000	348,918

		2,960,619

Total Corporate Bonds (Cost $111,848,452)		109,437,781

Foreign Government Bonds 0.8%
Canada 0.1%
Province of Ontario Canada 2.50%, due 4/27/26	255,000	246,227

Colombia 0.1%
Republic of Colombia 6.125%, due 1/18/41	545,000	588,600

Mexico 0.4%
United Mexican States 4.125%, due 1/21/26	1,630,000	1,593,325

Philippines 0.1%
Philippine Government International Bond 5.00%, due 1/13/37	200,000	221,799

Republic of Korea 0.1%
Korea Development Bank 2.25%, due 5/18/20	500,000	494,513

Total Foreign Government Bonds (Cost $3,209,686)		3,144,464

Mortgage-Backed Securities 2.2%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 2.2%
Bank Series 2018-BN14, Class A3 3.966%, due 9/15/60	800,000	813,355
Benchmark Mortgage Trust
Series 2018-B1, Class A2 3.571%, due 1/15/51	100,000	100,986
Series 2018-B1, Class A5 3.666%, due 1/15/51 (c)	800,000	800,653
Series 2018-B6, Class A3 3.995%, due 10/10/51	900,000	923,868
Series 2018-B5, Class A4 4.208%, due 7/15/51	900,000	934,722

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
CFCRE Commercial Mortgage Trust
Series 2016-C6, Class A3 3.217%, due 11/10/49 (c)	$300,000	$291,172
Series 2017-C8, Class A3 3.305%, due 6/15/50	200,000	194,087
Citigroup Commercial Mortgage Trust
Series 2017-P8, Class A4 3.465%, due 9/15/50	300,000	296,421
Series 2015-GC35, Class A4 3.818%, due 11/10/48	300,000	304,679
CSAIL Commercial Mortgage Trust Series 2017-CX9, Class A5 3.446%, due 9/15/50	300,000	294,675
GS Mortgage Securities Trust
Series 2016-GS3, Class A4 2.85%, due 10/10/49	300,000	284,801
Series 2014-GC22, Class A5 3.862%, due 6/10/47	300,000	306,606
Series 2018-GS9, Class A4 3.992%, due 3/10/51 (c)	800,000	815,252
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A4 2.918%, due 2/15/46	300,000	295,769
Morgan Stanley Capital I Trust Series 2018-H3, Class A4 3.914%, due 7/15/51	500,000	505,978
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class A4 3.789%, due 9/15/48	300,000	303,614
Series 2018-C47, Class A4 4.442%, due 9/15/61	1,100,000	1,158,001
WFRBS Commercial Mortgage Trust Series 2012-C8, Class A3 3.001%, due 8/15/45	200,000	198,698

Total Mortgage-Backed Securities (Cost $8,871,617)		8,823,337

U.S. Government & Federal Agencies 65.4%
Federal Home Loan Bank 0.2%
3.00%, due 10/12/21	700,000	708,929

Federal Home Loan Mortgage Corporation 0.5%
1.875%, due 11/17/20	400,000	395,019
2.375%, due 1/13/22	500,000	498,009
2.753%, due 1/30/23	225,000	224,361
3.32%, due 6/14/23	175,000	175,053
3.375%, due 8/16/23	500,000	500,122

		1,792,564

	Principal Amount	Value
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.5%
2.50%, due 10/1/31	$72,355	$70,649
2.50%, due 2/1/32	412,960	403,228
2.50%, due 2/1/33	526,684	514,271
2.50%, due 4/1/33	670,745	654,937
2.50%, due 6/1/33	107,879	105,336
2.50%, due 7/1/33	276,498	269,982
3.00%, due 9/1/27	270,439	271,503
3.00%, due 4/1/32	319,556	318,486
3.00%, due 6/1/32	83,302	83,023
3.00%, due 9/1/32	43,054	42,910
3.00%, due 10/1/32	185,325	184,705
3.00%, due 5/1/33	288,813	287,846
3.00%, due 9/1/33	381,961	380,682
3.00%, due 9/1/36	162,080	160,500
3.00%, due 11/1/37	182,073	180,071
3.00%, due 12/1/37	276,851	273,121
3.00%, due 9/1/46	1,299,139	1,267,729
3.00%, due 12/1/46	86,702	84,598
3.00%, due 2/1/47	91,124	88,877
3.00%, due 3/1/47	408,213	398,276
3.00%, due 4/1/47	119,779	116,835
3.00%, due 1/1/48	1,288,641	1,256,245
3.00%, due 2/1/48	703,812	686,032
3.00%, due 3/1/48	598,982	583,848
3.00%, due 4/1/48	695,574	678,120
3.00%, due 6/1/48	899,592	877,013
3.50%, due 12/1/25	66,980	67,845
3.50%, due 5/1/33	288,328	293,088
3.50%, due 9/1/33	94,707	95,927
3.50%, due 2/1/37	241,311	244,369
3.50%, due 1/1/38	281,041	284,255
3.50%, due 6/1/43	254,900	256,789
3.50%, due 9/1/44	240,262	241,691
3.50%, due 8/1/45	542,520	544,361
3.50%, due 8/1/46	767,419	767,412
3.50%, due 8/1/47	93,062	93,118
3.50%, due 9/1/47	212,655	212,702
3.50%, due 11/1/47	388,269	388,203
3.50%, due 12/1/47	929,950	929,785
3.50%, due 1/1/48	93,565	93,547
3.50%, due 3/1/48	1,085,902	1,085,678
3.50%, due 5/1/48	384,476	384,393
3.50%, due 6/1/48	594,233	594,075
3.50%, due 8/1/48	1,192,133	1,191,806
3.50%, due 9/1/48	887,187	886,952
3.50%, due 12/1/48	798,640	798,413
4.00%, due 6/1/19	9,795	10,028
4.00%, due 4/1/46	610,539	623,299
4.00%, due 4/1/47	184,385	188,167
4.00%, due 6/1/47	512,688	523,126

16	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
4.00%, due 8/1/47	$862,483	$880,448
4.00%, due 10/1/47	220,172	224,587
4.00%, due 12/1/47	570,509	582,581
4.00%, due 1/1/48	189,198	193,036
4.00%, due 5/1/48	388,227	395,862
4.00%, due 9/1/48	1,675,982	1,708,973
4.00%, due 10/1/48	297,113	302,954
4.00%, due 12/1/48	996,497	1,016,088
4.50%, due 5/1/38	181,996	189,782
4.50%, due 9/1/46	127,619	132,280
4.50%, due 10/1/46	297,034	307,882
4.50%, due 2/1/47	68,165	70,627
4.50%, due 11/1/47	91,519	94,803
4.50%, due 2/1/48	186,873	193,516
4.50%, due 4/1/48	288,911	299,180
4.50%, due 6/1/48	190,711	197,495
4.50%, due 7/1/48	681,137	705,350
4.50%, due 8/1/48	496,180	513,670
5.00%, due 9/1/38	87,080	92,175
5.00%, due 11/1/41	152,963	162,022
5.00%, due 3/1/47	298,434	313,289
5.50%, due 1/1/29	125,581	132,606
5.50%, due 7/1/38	142,287	151,239

		29,898,297

Federal National Mortgage Association 0.6%
1.875%, due 4/5/22	300,000	293,963
1.875%, due 9/24/26	1,650,000	1,535,244
2.875%, due 10/30/20	650,000	653,566

		2,482,773

Federal National Mortgage Association (Mortgage Pass-Through Securities) 12.4%
2.50%, due 10/1/27	288,536	284,274
2.50%, due 4/1/30	248,243	245,844
2.50%, due 10/1/31	375,734	367,086
2.50%, due 2/1/32	898,619	877,935
2.50%, due 8/1/32	578,272	564,961
2.50%, due 3/1/33	392,782	383,740
2.50%, due 6/1/33	381,686	372,901
2.50%, due 4/1/46	91,629	86,540
2.50%, due 10/1/46	186,449	176,093
3.00%, due 4/1/25	108,336	109,102
3.00%, due 11/1/31	281,916	281,409
3.00%, due 1/1/32	417,143	416,393
3.00%, due 6/1/32	239,970	239,539
3.00%, due 1/1/33	193,133	192,749
3.00%, due 2/1/33	284,529	283,963
3.00%, due 4/1/33	512,727	511,707
3.00%, due 5/1/33	494,705	493,722

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.00%, due 9/1/33	$294,986	$294,399
3.00%, due 2/1/37	248,445	245,772
3.00%, due 9/1/42	1,478,606	1,454,382
3.00%, due 12/1/43	1,106,728	1,086,993
3.00%, due 10/1/44	960,429	943,688
3.00%, due 10/1/46	223,674	218,148
3.00%, due 12/1/46	1,967,551	1,918,918
3.00%, due 2/1/47	296,945	289,602
3.00%, due 8/1/47	1,118,184	1,092,965
3.00%, due 10/1/47	964,725	942,968
3.00%, due 11/1/47	650,539	634,372
3.00%, due 6/1/48	390,840	381,061
3.50%, due 7/1/21	52,355	52,994
3.50%, due 3/1/22	98,874	100,083
3.50%, due 5/1/26	73,742	74,644
3.50%, due 11/1/31	80,600	81,872
3.50%, due 5/1/33	145,784	147,565
3.50%, due 6/1/33	385,183	389,890
3.50%, due 7/1/33	188,716	191,022
3.50%, due 9/1/33	286,879	290,385
3.50%, due 5/1/45	1,098,751	1,104,003
3.50%, due 9/1/45	193,883	194,556
3.50%, due 12/1/45	606,969	612,008
3.50%, due 1/1/46	730,377	733,377
3.50%, due 4/1/46	185,130	185,668
3.50%, due 9/1/46	650,204	652,461
3.50%, due 10/1/46	568,839	570,228
3.50%, due 1/1/47	348,598	349,412
3.50%, due 7/1/47	445,684	447,998
3.50%, due 10/1/47	362,421	362,519
3.50%, due 11/1/47	2,712,509	2,712,972
3.50%, due 12/1/47	94,069	94,075
3.50%, due 3/1/48	471,553	471,589
3.50%, due 4/1/48	948,260	948,344
3.50%, due 7/1/48	1,099,565	1,099,645
3.50%, due 8/1/48	881,078	881,143
3.50%, due 9/1/48	1,105,104	1,105,181
4.00%, due 5/1/19	12,412	12,710
4.00%, due 8/1/19	11,977	12,264
4.00%, due 5/1/24	128,925	132,037
4.00%, due 11/1/29	285,522	292,384
4.00%, due 2/1/37	68,725	70,792
4.00%, due 8/1/44	328,485	337,354
4.00%, due 2/1/45	417,482	426,499
4.00%, due 9/1/45	84,993	86,745
4.00%, due 5/1/46	414,948	423,314
4.00%, due 9/1/46	313,677	320,009
4.00%, due 2/1/47	69,445	70,838
4.00%, due 4/1/47	41,197	42,013
4.00%, due 5/1/47	626,506	638,895

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 6/1/47	$955,420	$974,291
4.00%, due 10/1/47	103,736	105,790
4.00%, due 11/1/47	94,832	96,690
4.00%, due 12/1/47	281,226	286,738
4.00%, due 1/1/48	1,407,747	1,435,432
4.00%, due 2/1/48	283,235	288,784
4.00%, due 6/1/48	195,631	199,463
4.00%, due 7/1/48	3,154,467	3,216,283
4.00%, due 8/1/48	295,338	301,123
4.00%, due 9/1/48	1,306,396	1,331,989
4.50%, due 7/1/46	86,816	89,978
4.50%, due 12/1/46	81,684	84,660
4.50%, due 4/1/47	540,425	560,069
4.50%, due 5/1/47	38,246	39,619
4.50%, due 7/1/47	688,840	713,841
4.50%, due 8/1/47	62,987	65,679
4.50%, due 2/1/48	583,071	604,024
4.50%, due 4/1/48	554,790	574,659
4.50%, due 5/1/48	466,523	483,427
4.50%, due 6/1/48	283,986	294,191
4.50%, due 8/1/48	594,156	615,324
5.00%, due 8/1/31	278,898	292,155
5.00%, due 6/1/39	217,464	229,148
5.00%, due 6/1/40	48,727	51,723
5.00%, due 7/1/47	190,726	200,132
5.00%, due 1/1/48	367,197	388,573
5.00%, due 4/1/48	277,526	293,696
5.00%, due 5/1/48	289,754	303,561
5.50%, due 7/1/23	364,004	385,115
5.50%, due 8/1/27	88,114	93,225
5.50%, due 6/1/36	116,821	124,810
5.50%, due 5/1/44	132,795	142,970
5.50%, due 9/1/48	688,175	730,603
6.00%, due 7/1/23	319,471	342,798
6.00%, due 4/1/24	453,914	487,058
6.00%, due 9/1/29	362,342	388,800
6.00%, due 1/1/35 TBA (d)	600,000	643,875

		49,571,010

Government National Mortgage Association (Mortgage Pass-Through Securities) 8.1%
2.50%, due 4/20/47	90,748	86,923
3.00%, due 6/15/45	74,622	73,556
3.00%, due 10/15/45	31,503	31,053
3.00%, due 8/20/46	387,639	382,300
3.00%, due 9/20/46	203,414	200,705
3.00%, due 10/20/46	1,269,896	1,252,012
3.00%, due 1/20/47	1,420,916	1,400,397
3.00%, due 5/20/47	246,324	242,753

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.00%, due 12/20/47	$827,487	$815,071
3.00%, due 1/20/48	287,286	282,976
3.00%, due 2/20/48	1,510,138	1,487,475
3.00%, due 3/20/48	1,292,508	1,273,106
3.00%, due 4/20/48	97,130	95,671
3.00%, due 5/15/48	184,792	182,152
3.50%, due 11/20/42	358,969	361,938
3.50%, due 9/20/44	539,737	544,774
3.50%, due 3/15/45	51,629	52,010
3.50%, due 4/15/45	74,762	75,314
3.50%, due 7/20/45	1,468,618	1,480,816
3.50%, due 11/20/45	662,734	669,055
3.50%, due 7/20/46	77,139	77,684
3.50%, due 10/20/46	77,114	77,635
3.50%, due 11/20/46	951,482	957,801
3.50%, due 1/20/47	1,102,949	1,110,274
3.50%, due 5/20/47	928,756	934,924
3.50%, due 9/20/47	992,535	999,126
3.50%, due 10/20/47	2,033,877	2,047,385
3.50%, due 12/20/47	864,577	870,319
3.50%, due 5/15/48	195,795	197,347
3.50%, due 7/20/48	487,717	490,956
3.50%, due 9/20/48	594,291	598,237
3.50%, due 10/20/48	597,016	600,981
4.00%, due 8/15/46	142,468	146,346
4.00%, due 12/20/46	64,584	66,263
4.00%, due 1/20/47	532,223	545,319
4.00%, due 2/20/47	143,292	146,818
4.00%, due 3/20/47	114,274	117,308
4.00%, due 4/20/47	251,466	257,878
4.00%, due 5/20/47	210,935	216,126
4.00%, due 7/20/47	85,312	87,436
4.00%, due 11/15/47	198,561	203,631
4.00%, due 11/20/47	1,054,474	1,080,421
4.00%, due 12/20/47	238,569	244,440
4.00%, due 4/20/48	1,162,034	1,190,628
4.00%, due 5/20/48	488,726	500,752
4.00%, due 6/20/48	196,662	201,501
4.00%, due 8/20/48	1,885,494	1,931,892
4.00%, due 9/20/48	694,807	711,904
4.50%, due 8/15/46	73,268	75,868
4.50%, due 8/20/46	190,542	198,765
4.50%, due 2/15/47	48,487	50,503
4.50%, due 4/15/47	66,146	68,955
4.50%, due 4/20/47	220,609	229,441
4.50%, due 8/15/47	340,460	353,264
4.50%, due 11/20/47	238,372	246,817
4.50%, due 1/20/48	632,914	655,336
4.50%, due 3/20/48	281,662	291,640
4.50%, due 5/20/48	293,253	303,642

18	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 7/1/48 TBA (d)	$500,000	$516,758
4.50%, due 8/20/48	794,719	822,928
5.00%, due 8/20/45	199,298	210,439
5.00%, due 11/20/46	124,800	131,738
5.00%, due 4/15/47	80,912	85,188
5.00%, due 11/20/47	188,439	196,291
5.00%, due 12/15/47	165,509	172,275
5.00%, due 3/20/48	174,238	181,590

		32,392,827

United States Treasury Bonds 6.9%
2.75%, due 8/15/47	1,035,000	980,218
2.75%, due 11/15/47	300,000	283,863
2.875%, due 5/15/43	1,950,000	1,903,611
2.875%, due 11/15/46	140,000	136,123
3.00%, due 2/15/47	815,000	812,708
3.00%, due 5/15/47	1,175,000	1,169,951
3.00%, due 2/15/48	5,650,000	5,619,764
3.00%, due 8/15/48	6,900,000	6,867,387
3.125%, due 5/15/48	6,300,000	6,419,602
3.625%, due 2/15/44	150,000	166,160
4.50%, due 2/15/36	1,900,000	2,341,898
4.625%, due 2/15/40	750,000	950,508

		27,651,793

United States Treasury Notes 29.2%
1.125%, due 1/31/19	500,000	499,522
1.25%, due 5/31/19	100,000	99,488
1.25%, due 6/30/19	175,000	173,906
1.25%, due 8/31/19	4,200,000	4,162,102
1.375%, due 9/15/20	775,000	760,348
1.50%, due 5/15/20	600,000	591,469
1.50%, due 6/15/20	3,925,000	3,867,963
1.50%, due 7/15/20	460,000	452,795
1.50%, due 8/15/20	325,000	319,681
1.625%, due 10/15/20	1,250,000	1,230,518
1.625%, due 8/31/22	1,400,000	1,358,000
1.75%, due 11/15/20	3,950,000	3,894,762
1.75%, due 6/30/22	925,000	902,598
1.875%, due 12/15/20	75,000	74,106
1.875%, due 4/30/22	225,000	220,693
1.875%, due 7/31/22	1,200,000	1,175,109
1.875%, due 9/30/22	950,000	929,330
1.875%, due 8/31/24	625,000	603,149
2.00%, due 10/31/22	900,000	884,039
2.00%, due 4/30/24	3,775,000	3,675,316
2.125%, due 7/31/24	150,000	146,736
2.25%, due 2/29/20	4,000,000	3,983,906
2.25%, due 2/15/21	625,000	621,606
2.25%, due 11/15/25	2,100,000	2,053,652

	Principal Amount	Value
United States Treasury Notes (continued)
2.375%, due 3/15/21	$150,000	$149,602
2.375%, due 4/15/21	2,000,000	1,995,000
2.50%, due 6/30/20	9,200,000	9,192,812
2.50%, due 3/31/23	100,000	100,012
2.625%, due 7/31/20	55,000	55,067
2.625%, due 8/31/20	1,350,000	1,351,793
2.625%, due 5/15/21	3,650,000	3,661,691
2.625%, due 6/15/21	925,000	928,071
2.625%, due 7/15/21	4,965,000	4,982,649
2.625%, due 6/30/23	2,400,000	2,412,469
2.625%, due 12/31/23	700,000	703,664
2.75%, due 9/30/20	3,775,000	3,789,156
2.75%, due 8/15/21	3,700,000	3,725,004
2.75%, due 9/15/21	3,500,000	3,524,336
2.75%, due 4/30/23	5,850,000	5,910,100
2.75%, due 5/31/23	1,700,000	1,718,527
2.75%, due 7/31/23	4,675,000	4,724,854
2.75%, due 8/31/23	4,000,000	4,044,844
2.75%, due 6/30/25	775,000	782,811
2.875%, due 10/31/20	6,500,000	6,540,625
2.875%, due 10/15/21	850,000	858,965
2.875%, due 11/15/21	3,100,000	3,134,512
2.875%, due 9/30/23	3,875,000	3,937,969
2.875%, due 10/31/23	5,825,000	5,921,932
2.875%, due 11/30/23	600,000	610,453
2.875%, due 4/30/25	1,225,000	1,246,246
2.875%, due 5/31/25	300,000	305,168
2.875%, due 7/31/25	2,800,000	2,849,000
2.875%, due 8/15/28	400,000	406,187
3.00%, due 9/30/25	2,075,000	2,128,253
3.125%, due 11/15/28	2,050,000	2,126,394

		116,498,960

Total U.S. Government & Federal Agencies (Cost $259,753,554)		260,997,153

Total Long-Term Bonds (Cost $386,222,875)		384,939,701

	Shares
Exchange-Traded Funds 0.8%
iShares Long-Term Corporate Bond ETF	58,245	3,279,194

Total Exchange-Traded Funds (Cost $3,413,151)		3,279,194

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2018 (continued)

	Principal Amount	Value
Short-Term Investment 0.6%
Repurchase Agreement 0.6%
RBC Capital Markets 2.90%, dated 12/31/18 due 1/2/19 Proceeds at Maturity $2,297,370 (Collateralized by a United States Treasury Note with a rate of 2.00% and a maturity date of 11/30/22 , with a Principal Amount of $2,383,200 and a Market Value of $2,343,318)	$2,297,000	$2,297,000

Total Repurchase Agreement (Cost $2,297,000)		2,297,000

Total Investments (Cost $391,933,026)	97.8%	390,515,895
Other Assets, Less Liabilities	2.2	8,588,846
Net Assets	100.0%	$399,104,741
†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Fixed to floating rate—Rate shown was the rate in effect as of December 31, 2018.

(c)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(d)

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2018, the total net market value of these securities was $1,160,633, which represented 0.3% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

As of December 31, 2018, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	2	March 2019	$424,507	$424,625	$118
5-Year United States Treasury Note	69	March 2019	7,831,215	7,913,438	82,223
10-Year United States Treasury Note	25	March 2019	3,001,469	3,050,390	48,921
10-Year United States Treasury Ultra Note	37	March 2019	4,704,140	4,812,891	108,751
United States Treasury Long Bond	(4)	March 2019	(556,641)	(584,000)	(27,359)
United States Treasury Ultra Bond	(11)	March 2019	(1,674,536)	(1,767,219)	(92,683)

			$13,730,154	$13,850,125	$119,971

1.	As of December 31, 2018, cash in the amount of $97,262 was on deposit with a broker or futures commission merchant for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2018.

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

20	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets and liabilities:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,536,966	$—	$2,536,966
Corporate Bonds	—	109,437,781	—	109,437,781
Foreign Government Bonds	—	3,144,464	—	3,144,464
Mortgage-Backed Securities	—	8,823,337	—	8,823,337
U.S. Government & Federal Agencies	—	260,997,153	—	260,997,153

Total Long-Term Bonds	—	384,939,701	—	384,939,701

Exchange-Traded Funds	3,279,194	—	—	3,279,194
Short-Term Investment
Repurchase Agreement	—	2,297,000	—	2,297,000

Total Investments in Securities	3,279,194	387,236,701	—	390,515,895

Other Financial Instruments
Futures Contracts (b)	240,013	—	—	240,013

Total Investments in Securities and Other Financial Instruments	$3,519,207	$387,236,701	$—	$390,755,908

Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$(120,042)	$—	$—	$(120,042)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $391,933,026)	$390,515,895
Cash collateral on deposit at broker for futures contracts	97,262
Cash	286
Receivables:
Investment securities sold	8,050,246
Interest	2,425,255
Fund shares sold	320,881
Securities lending income	670

Total assets	401,410,495

Liabilities
Payables:
Investment securities purchased	2,094,672
Manager (See Note 3)	87,430
Professional fees	42,874
Variation margin on futures contracts	41,512
Custodian	24,233
NYLIFE Distributors (See Note 3)	6,973
Shareholder communication	5,551
Fund shares redeemed	1,274
Trustees	472
Accrued expenses	763

Total liabilities	2,305,754

Net assets	$399,104,741

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$40,726
Additional paid-in capital	402,590,573

402,631,299
Total distributable earnings (loss)(1)	(3,526,558)

Net assets	$399,104,741

Initial Class
Net assets applicable to outstanding shares	$362,544,558

Shares of beneficial interest outstanding	36,986,637

Net asset value per share outstanding	$9.80

Service Class
Net assets applicable to outstanding shares	$36,560,183

Shares of beneficial interest outstanding	3,738,864

Net asset value per share outstanding	$9.78

(1)	See Note 10.

22	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Interest (a)	$7,216,040
Dividends	267,627
Securities lending	19,271
Other	814

Total income	7,503,752

Expenses
Manager (See Note 3)	627,666
Professional fees	78,452
Distribution/Service—Service Class (See Note 3)	34,743
Custodian	34,478
Shareholder communication	18,955
Trustees	4,937
Offering (See Note 2)	2,518
Miscellaneous	9,217

Total expenses	810,966

Net investment income (loss)	6,692,786

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(1,856,501)
Futures transactions	(239,732)

Net realized gain (loss) on investments and futures transactions	(2,096,233)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,502,670)
Futures contracts	128,310

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,374,360)

Net realized and unrealized gain (loss) on investments and futures transactions	(3,470,593)

Net increase (decrease) in net assets resulting from operations	$3,222,193

(a)	Interest recorded net of foreign withholding taxes in the amount of $91.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the year ended December 31, 2018 and period May 1, 2017 (inception date) through December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,692,786	$1,415,069
Net realized gain (loss) on investments and futures transactions	(2,096,233)	(101,212)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,374,360)	77,200

Net increase (decrease) in net assets resulting from operations	3,222,193	1,391,057

Distributions to shareholders(1):
Initial Class	(6,178,249)
Service Class	(573,525)

	(6,751,774)

Dividends to shareholders from net investment income:
Initial Class		(1,377,049)
Service Class		(30,257)

		(1,407,306)

Distributions to shareholders from net realized gain on investments:
Initial Class		(19,292)
Service Class		(456)
		(19,748)

Total dividends and distributions to shareholders	(6,751,774)	(1,427,054)

Capital share transactions:
Net proceeds from sale of shares	372,695,629	148,195,224
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	6,751,774	1,427,054
Cost of shares redeemed	(120,996,629)	(5,402,733)

Increase (decrease) in net assets derived from capital share transactions	258,450,774	144,219,545

Net increase (decrease) in net assets	254,921,193	144,183,548

Net Assets
Beginning of year	144,183,548	—

End of year(2)	$399,104,741	$144,183,548

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $7,719 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

24	MainStay VP Indexed Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Initial Class	Year ended December 31, 2018	May 1, 2017* through December 31, 2017

Net asset value at beginning of period	$10.04	$10.00

Net investment income (loss) (a)	0.26	0.13

Net realized and unrealized gain (loss) on investments	(0.33)	0.01

Total from investment operations	(0.07)	0.14

Less dividends and distributions:

From net investment income	(0.17)	(0.10)

From net realized gain on investments	—	(0.00	)‡

Total dividends and distributions	(0.17)	(0.10)

Net asset value at end of period	$9.80	$10.04

Total investment return (b)	(0.67%)	1.42%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.67%	1.92	%††

Net expenses (c)	0.31%	0.37	%††

Portfolio turnover rate (d)	143%	104	%(e)

Net assets at end of period (in 000’s)	$362,545	$140,759

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls were 104% and 59% for the year ended December 31, 2018 and for the period ended December 31, 2017, respectively.
(e)	Portfolio turnover rate is not annualized.

Service Class	Year ended December 31, 2018	May 1, 2017* through December 31, 2017

Net asset value at beginning of period	$10.03	$10.00

Net investment income (loss) (a)	0.24	0.12

Net realized and unrealized gain (loss) on investments	(0.33)	0.00	‡

Total from investment operations	(0.09)	0.12

Less dividends and distributions:

From net investment income	(0.16)	(0.09)

From net realized gain on investments	—	(0.00	)‡

Total dividends and distributions	(0.16)	(0.09)

Net asset value at end of period	$9.78	$10.03

Total investment return (b)	(0.92%)	1.26%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.48%	1.70	%††

Net expenses (c)	0.56%	0.62	%††

Portfolio turnover rate (d)	143%	104	%(e)

Net assets at end of period (in 000’s)	$36,560	$3,424

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(d)	The portfolio turnover rate not including mortgage dollar rolls were 104% and 59% for the year ended December 31, 2018 and for the period ended December 31, 2017, respectively.
(e)	Portfolio turnover rate is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Indexed Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2017. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Portfolio’s primary benchmark index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

26	MainStay VP Indexed Bond Portfolio

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Exchange-traded funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized

27

Notes to Financial Statements (continued)

cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in shares of ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of

28	MainStay VP Indexed Bond Portfolio

default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2018, repurchase agreements are shown in the Portfolio of Investments.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAVs and may result in a loss to the Portfolio. As of December 31, 2018, open futures contracts are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio did not have any portfolio securities on loan.

(K)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying

29

Notes to Financial Statements (continued)

debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money because the Portfolio may be unable to invest in higher yielding assets. The Portfolio is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Offering Costs.  Costs were incurred by the Portfolio in connection with the commencement of the Portfolio’s operations. These costs are being amortized on a straight line basis over twelve months.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities as well as help manage the duration and yield curve of the portfolio. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2018:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation on investments and futures contracts (a)	$240,013	$240,013

Total Fair Value		$240,013	$240,013

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net Assets—Net unrealized depreciation on investments and futures contracts (a)	$(120,042)	$(120,042)

Total Fair Value		$(120,042)	$(120,042)

(a)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(239,732)	$(239,732)

Total Realized Gain (Loss)		$(239,732)	$(239,732)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$128,310	$128,310

Total Change in Unrealized Appreciation (Depreciation)		$128,310	$128,310

Average Notional Amount

	Interest Rate Contracts Risk	Total

Futures Contracts Long	$9,287,499	$9,287,499

Futures Contracts Short	$(3,986,960)	$(3,986,960)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management

30	MainStay VP Indexed Bond Portfolio

Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or “Subadvisor”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors LLC, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the Portfolio pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.25% up to $1 billion and 0.20% in excess of $1 billion. During the year ended December 31, 2018, the effective management fee rate was 0.25%.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Initial Class, 0.375%; and Service Class, 0.625%. This agreement expires on May 1, 2019, and may only be amended or terminated prior to that date by action of the Board.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $627,666.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$392,187,220	$2,618,007	$(4,644,820)	$(2,026,813)

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$—	$(1,855,232)	$—	$(1,671,326)	$(3,526,558)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to cumulative wash sales, mark to market of futures contracts, and Straddle Loss Deferral.

The following table discloses the current year reclassifications between total distributable earnings (loss) and additional paid-in capital arising from permanent differences; net assets as of December 31, 2018 were not affected.

Total Distributable Earnings (Loss)	Additional Paid-In Capital

$39,020	$(39,020)

The reclassifications for the Portfolio are primarily due to different book and tax treatment of return of capital distribution and non-deductible expenses.

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $1,499,745 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$677	$823

31

Notes to Financial Statements (continued)

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$6,751,774	$—	$1,427,054	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of U.S. government securities were $476,096 and $311,674, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $119,343 and $35,474, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2018 and period ended December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	34,397,047	$337,614,813
Shares issued to shareholders in reinvestment of dividends and distributions	631,924	6,178,249
Shares redeemed	(12,061,248)	(118,666,105)

Net increase (decrease)	22,967,723	$225,126,957

Period ended December 31, 2017(a):
Shares sold	14,398,599	$144,626,558
Shares issued to shareholders in reinvestment of dividends and distributions	139,581	1,396,342
Shares redeemed	(519,266)	(5,245,655)

Net increase (decrease)	14,018,914	$140,777,245

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	3,576,641	$35,080,816
Shares issued to shareholders in reinvestment of dividends and distributions	58,798	573,525
Shares redeemed	(237,940)	(2,330,524)

Net increase (decrease)	3,397,499	$33,323,817

Period ended December 31, 2017(a):
Shares sold	353,822	$3,568,666
Shares issued to shareholders in reinvestment of dividends and distributions	3,072	30,712
Shares redeemed	(15,529)	(157,078)

Net increase (decrease)	341,365	$3,442,300

(a)	The inception date of the class was May 1, 2017.

Note 10–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on

32	MainStay VP Indexed Bond Portfolio

the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Indexed Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP Indexed Bond Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2018 and for the period May 1, 2017 (commencement of operations) through December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year ended December 31, 2018, and the changes in its net assets and the financial highlights for the year ended December 31, 2018 and for the period May 1, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

34	MainStay VP Indexed Bond Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP Indexed Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and NYL Investors. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and NYL Investors. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, Portfolio investment performance and risk as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life

Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Portfolio. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Portfolio and managing other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and NYL Investors believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged NYL Investors’ continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

36	MainStay VP Indexed Bond Portfolio

In evaluating the performance of the Portfolio, the Board recognized that the Portfolio had not been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions. In considering the investment performance of the Portfolio, the Board noted that the Portfolio underperformed its peer funds over the recent period. The Board considered its discussions with representatives from New York Life Investments and NYL Investors regarding the Portfolio’s investment performance relative to that of its benchmark index and peer funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that ongoing efforts by New York Life Investments and NYL Investors to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to NYL Investors are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

38	MainStay VP Indexed Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

39

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

40	MainStay VP Indexed Bond Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

41

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay VP Indexed Bond Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

43

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

† Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1801645	MSVPIN11-02/19 (NYLIAC) NI555

MainStay VP T. Rowe Price Equity Income Portfolio

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Since Inception	Gross Expense Ratio[2]

Initial Class Shares	2/17/2012	–9.38%	4.67%	8.64%	0.75%
Service Class Shares	2/17/2012	–9.61	4.41	8.36	1.00

Benchmark Performance	One Year	Five Years	Since Inception

Russell 1000® Value Index[3]	–8.27%	5.95%	9.99%
S&P 500® Index[4]	–4.38	8.49	11.61
Morningstar Large Value Category Average[5]	–8.53	5.37	8.77

1.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

The Russell 1000® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The S&P 500® Index is the Portfolio’s secondary benchmark. “S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP T. Rowe Price Equity Income Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$910.50	$3.66	$1,021.37	$3.87	0.76%

Service Class Shares	$1,000.00	$909.40	$4.86	$1,020.11	$5.14	1.01%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP T. Rowe Price Equity Income Portfolio

Industry Composition as of December 31, 2018 (Unaudited)

Banks	11.6%

Oil, Gas & Consumable Fuels	9.2

Pharmaceuticals	7.2

Insurance	7.1

Electric Utilities	5.1

Capital Markets	4.9

Diversified Telecommunication Services	3.5

Aerospace & Defense	3.4

Chemicals	3.4

Semiconductors & Semiconductor Equipment	3.4

Health Care Providers & Services	2.9

Entertainment	2.8

Health Care Equipment & Supplies	2.8

Equity Real Estate Investment Trusts	2.6

Multi-Utilities	2.5

Food Products	2.4

Software	2.0

Media	1.8

Communications Equipment	1.7

Household Products	1.7

Airlines	1.4

Building Products	1.4

Air Freight & Logistics	1.3

Biotechnology	1.2

Food & Staples Retailing	1.1%

Tobacco	1.1

Containers & Packaging	0.9

Hotels, Restaurants & Leisure	0.9

Professional Services	0.9

Electrical Equipment	0.8

Machinery	0.7

Industrial Conglomerates	0.6

Beverages	0.5

Construction Materials	0.5

Multiline Retail	0.5

Commercial Services & Supplies	0.4

Leisure Products	0.4

Specialty Retail	0.4

Toys, Games & Hobbies	0.3

Metals & Mining	0.3

Technology Hardware, Storage & Peripherals	0.3

Electronic Equipment, Instruments & Components	0.2

Auto Components	0.1

Personal Products	0.1

Short-Term Investment	1.7

Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of December 31, 2018 (excluding short-term investment) (Unaudited)

1.	JPMorgan Chase & Co.

2.	Wells Fargo & Co.

3.	Twenty-First Century Fox, Inc., Class B

4.	Exxon Mobil Corp.

5.	Verizon Communications, Inc.
6.	DowDuPont, Inc.

7.	Pfizer, Inc.

8.	Total S.A.

9.	Johnson & Johnson

10.	Southern Co.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager John D. Linehan, CFA, of T. Rowe Price Associates, Inc. (“T. Rowe”), the Portfolio’s Subadvisor.

How did MainStay VP T. Rowe Price Equity Income Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2018?

For the 12 months ended December 31, 2018, MainStay VP T. Rowe Price Equity Income Portfolio returned –9.38% for Initial Class shares and –9.61% for Service Class shares. Over the same period, both share classes underperformed the –8.27% return of the Russell 1000® Value Index,1 which is the Portfolio’s primary benchmark; the –4.38% return of the S&P 500® Index,1 which is the Portfolio’s secondary benchmark; and the –8.53% return of the Morningstar Large Value Category Average.2

What factors affected the Portfolio’s relative performance during the reporting period?

Overall, sector allocation drove the Portfolio’s underperformance relative to the Russell 1000® Value Index. Stock selection also detracted from the Portfolio’s relative performance. During the reporting period, the Portfolio and the Index both generated negative absolute returns.

Were there any changes to the Portfolio during the reporting period?

Effective October 1, 2018, the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information were revised to reflect a new schedule of fees and expenses for the Portfolio and a new expense example. For more information on these changes, please refer to the Supplement dated October 1, 2018.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The industrials sector was the leading positive contributor to the Portfolio’s performance relative to the Russell 1000® Value Index because of stock selection, although an overweight position in the sector tempered the positive impact. (Contributions take weightings and total returns into account.) The industrials, energy and communication services sectors also helped the Portfolio’s relative performance, largely because of stock selection, even though all three sectors had negative absolute returns in both the Portfolio and the Index.

The weakest contributors to the Portfolio’s performance relative to the Russell 1000® Value Index were financials, consumer staples and utilities. All of these sectors provided negative absolute returns in the Portfolio, and of them, only utilities generated a positive absolute return in the Index.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Entertainment company Twenty-First Century Fox was one of the most substantial contributors to the Portfolio’s absolute performance. The company’s shares advanced as rivals Walt Disney and Comcast engaged in a bidding war for some of the company’s assets, which Walt Disney ultimately won. The company also benefited from reporting higher-than-expected growth in affiliate and advertising revenue in the United States. We like Twenty-First Century Fox for its concentrated portfolio of high-quality “must-see” content, including sports and news programming. We trimmed the Portfolio’s position after the share price rose.

Software company Microsoft was another strong contributor to the Portfolio’s absolute performance. The company continued to generate strong demand growth through its Office 365 applications, Azure public cloud offerings and the company’s hybrid cloud platform. We like Microsoft’s durable growth prospects and ability to increase free cash flow as well as management’s solid track record of execution. We reduced the Portfolio’s position in Microsoft after the share price appreciated.

Pharmaceutical company Merck, another strong contributor to the Portfolio’s absolute performance during the reporting period, produced strong sales growth and reported encouraging clinical data for its leading immuno-oncology drug, Keytruda. Merck also benefited from a delay in a competitor’s application for regulatory approval for a key immuno-oncology treatment. In our view, Keytruda is well positioned to gain market share in lung cancer treatment and has the potential to be used to treat several other types of cancer. We also believe that some of Merck’s other assets are underappreciated by investors.

Banking company Wells Fargo was one of the weakest contributors to the Portfolio’s absolute performance during the reporting period. The company suffered after the Federal Reserve restricted the bank from increasing its total assets until it improves its governance and risk management practices. Continuing fallout from previous sales practices, unauthorized account scandals and rising competition among lenders also weighed on the company’s shares. Despite these challenges, we believe that Wells Fargo possesses attractive valuations and favorable long-term fundamentals. We also like the company’s recent focus on reducing expenses. During the reporting period, we added to the Portfolio’s position in Wells Fargo on price weakness.

Shares of capital markets company State Street fell after the custodial bank announced plans to buy financial data company

1.	See footnote on page 5 for more information on the Russell 1000® Value Index.
2.	See footnote on page 5 for more information on the Morningstar Large Value Category Average.

8	MainStay VP T. Rowe Price Equity Income Portfolio

Charles River Development for $2.6 billion, which investors felt was an excessive price. State Street also faced headwinds from the broader market sell-off, a challenging pricing environment and weak fee revenues. We continue to like State Street because we believe that the Charles River acquisition could help the company offer higher-value, less-commoditized services.

Earlier in 2018, chemical company DowDuPont underperformed because investors were disappointed by the company’s earnings guidance and progress toward returning capital to shareholders. In October, shares were further pressured by broader concerns about a possible economic downturn and the company’s announced $4.6 billion impairment for its agriculture division, driven by challenges in North America and Latin America. We continue to like DowDuPont for its high-quality assets and its plan to unlock value by cutting costs and splitting into three separate companies. We bought shares of DowDuPont during the reporting period.

All three of these weak contributors generated negative absolute returns during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio initiated a position in Nielsen Holdings, which supplies television ratings data through its Watch segment and consumer packaged goods data through its Buy segment. The stock has struggled amid concerns about the Buy segment’s decline in revenue in developed markets. We see value in the company because the Watch segment has adapted well to consumers’ shift from traditional television to streaming services and the Buy segment has posted strong growth in emerging markets. We also believe that the company could benefit from the involvement of an activist investor.

Asset manager Franklin Resources struggled in recent periods amid client outflows and uncertainty regarding how it would use its repatriated foreign income. Shares were also pressured by competitive fee challenges and concern that the Turkish lira’s sharp decline could spark a broader sell-off in emerging markets. We added to the Portfolio’s existing position in Franklin Resources as the shares traded at valuations that we found attractive. We believe that the company may return the excess cash to shareholders through dividends, buybacks or both. We also like the company’s strong balance sheet, global scale and distribution, and more-defensive mix of assets under management.

During the reporting period the Portfolio sold shares of Microsoft on strength, as the company continued to generate strong growth. Despite reducing the Portfolio’s position, we continue to like the company’s durable growth prospects and ability to increase free cash flow, as well as management’s solid track record of execution.

The Portfolio also sold shares of global bank JPMorgan Chase during the reporting period. We like the company’s market-

leading core businesses and impressive management team, and we see value in the bank’s scale advantages, investments in technology and product development. The stock’s strong performance in recent years, however, has made valuations less attractive. Although we view JPMorgan Chase as a high-quality operator, we also believe that the cyclicality of the company’s earnings is underappreciated by the market.

How did the Portfolio’s sector weightings change during the reporting period?

At the beginning of the reporting period, the Portfolio’s most substantially overweight positions relative to the Russell 1000® Value Index were materials and industrials. At the end of the reporting period, industrials and financials were the Portfolio’s most substantially overweight positions. The Portfolio’s most substantial increases in relative weighting during the reporting period were in industrials and utilities.

The most substantially underweight positions relative to the Russell 1000® Value Index at the beginning of the reporting period were real estate and health care. At the end of the reporting period, consumer discretionary and real estate were the most substantially underweight positions. During the reporting period, the most substantial decreases in relative weighting in the Portfolio occurred in information technology and consumer discretionary.

How was the Portfolio positioned at the end of the reporting period?

The Portfolio uses a diversified, bottom-up investment strategy with a long-term focus that has historically resulted in lower Portfolio turnover relative to its peers. Changes to our sector positioning result from our stock selection process.

As of December 31, 2018, the Portfolio held overweight positions relative to the Russell 1000® Value Index in the industrials, financials and utilities sectors.

We liked several companies in the industrials sector, where we invest in companies that reach many different end markets and have solid business models, an ability to generate strong cash flows or both.

The financials sector represented a significant absolute weighting in the Portfolio as of December 31, 2018. We continued to find the risk/reward profiles of select financial companies compelling, given the potential benefits from higher interest rates, corporate tax cuts and a relaxation of financial regulation as of December 31, 2018.

The utilities sector contains several companies that deliver durable cash flows and higher dividend yields with relatively modest downside risk. We prefer to invest in a combination of regulated utilities and integrated utilities that offer stable cash flows from the regulated portion of their business and earnings growth optionality from the deregulated portion.

9

As of December 31, 2018, the Portfolio held underweight positions in the consumer discretionary, real estate and information technology sectors.

The consumer discretionary sector is composed of a diverse group of industries, including retailers, diversified consumer services, auto manufacturers, and hotel and restaurant operators. We are cautious about several industries in the sector that we believe may face longer-term headwinds, such as a shift from brick-and-mortar shopping to e-commerce.

Real estate investment trusts (REITs), which own and frequently operate many different types of income-producing real estate properties, make up most of the sector. While REITs generally offer attractive dividend yields, we believe that their valuations appeared elevated as of December 31, 2018, and that further interest-rate hikes could continue to drive investors out of the sector.

We generally view the information technology sector as cyclical, with many companies operating at different stages within their industry’s specific cycle.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio of Investments December 31, 2018

	Principal Amount	Value
Long-Term Bonds 0.5%† Convertible Bonds 0.2%
Insurance 0.2%
AXA S.A. 7.25%, due 5/15/21 (a)	$1,406,000	$1,228,571

Total Convertible Bonds (Cost $1,405,999)		1,228,571

Corporate Bonds 0.3%
Toys, Games & Hobbies 0.3%
Mattel, Inc. 6.75%, due 12/31/25 (a)	2,512,000	2,241,181

Total Corporate Bonds (Cost $2,470,879)		2,241,181

Total Long-Term Bonds (Cost $3,876,878)		3,469,752

	Shares
Common Stocks 95.2%
Aerospace & Defense 3.4%
Boeing Co.	39,600	12,771,000
Harris Corp.	77,476	10,432,144
Northrop Grumman Corp.	1,800	440,820

		23,643,964

Air Freight & Logistics 1.3%
United Parcel Service, Inc., Class B	90,100	8,787,453

Airlines 1.4%
Alaska Air Group, Inc.	68,200	4,149,970
Delta Air Lines, Inc.	62,500	3,118,750
Southwest Airlines Co.	53,500	2,486,680

		9,755,400

Auto Components 0.1%
Adient PLC	58,100	874,986

Banks 11.6%
Bank of America Corp.	22,600	556,864
Citigroup, Inc.	100,391	5,226,355
Fifth Third Bancorp	367,700	8,651,981
JPMorgan Chase & Co.	242,825	23,704,577
KeyCorp	157,299	2,324,879
PNC Financial Services Group, Inc.	59,200	6,921,072
U.S. Bancorp	217,980	9,961,686
Wells Fargo & Co.	488,257	22,498,883

		79,846,297

Beverages 0.5%
PepsiCo., Inc.	30,169	3,333,071

	Shares	Value
Biotechnology 1.2%
Gilead Sciences, Inc.	135,600	$8,481,780

Building Products 1.4%
Johnson Controls International PLC	328,032	9,726,149

Capital Markets 4.9%
Ameriprise Financial, Inc.	10,500	1,095,885
Bank of New York Mellon Corp.	101,500	4,777,605
Franklin Resources, Inc.	207,105	6,142,734
Morgan Stanley	282,000	11,181,300
Northern Trust Corp.	22,300	1,864,057
State Street Corp.	134,100	8,457,687

		33,519,268

Chemicals 3.4%
Akzo Nobel N.V.	14,084	1,136,026
CF Industries Holdings, Inc.	153,200	6,665,732
DowDuPont, Inc.	274,137	14,660,847
PPG Industries, Inc.	8,100	828,063

		23,290,668

Commercial Services & Supplies 0.4%
Stericycle, Inc. (b)	77,500	2,843,475

Communications Equipment 1.7%
Cisco Systems, Inc.	263,970	11,437,820

Construction Materials 0.5%
Vulcan Materials Co.	33,900	3,349,320

Containers & Packaging 0.9%
International Paper Co.	152,400	6,150,864

Diversified Telecommunication Services 3.5%
AT&T, Inc.	111,525	3,182,924
CenturyLink, Inc.	91,900	1,392,285
Telefonica S.A.	490,549	4,124,858
Verizon Communications, Inc.	273,373	15,369,030

		24,069,097

Electric Utilities 4.2%
Duke Energy Corp.	46,200	3,987,060
Edison International	83,144	4,720,085
Evergy, Inc.	62,200	3,531,094
PG&E Corp. (b)	107,820	2,560,725
Southern Co.	319,020	14,011,358

		28,810,322

Electrical Equipment 0.8%
Emerson Electric Co.	66,243	3,958,019
nVent Electric PLC	56,900	1,277,974

		5,235,993

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2018 (continued)

	Shares	Value
Common Stocks (continued)
Electronic Equipment, Instruments & Components 0.2%
TE Connectivity, Ltd.	16,800	$1,270,584

Entertainment 2.8%
Twenty-First Century Fox, Inc., Class B	357,262	17,069,978
Walt Disney Co.	23,000	2,521,950

		19,591,928

Equity Real Estate Investment Trusts 2.6%
Equity Residential	97,000	6,402,970
Rayonier, Inc.	141,565	3,919,935
SL Green Realty Corp.	48,336	3,822,411
Weyerhaeuser Co.	184,500	4,033,170

		18,178,486

Food & Staples Retailing 1.1%
Walmart, Inc.	82,933	7,725,209

Food Products 2.4%
Archer-Daniels-Midland Co.	83,900	3,437,383
Conagra Brands, Inc.	155,661	3,324,919
Kellogg Co.	24,300	1,385,343
Tyson Foods, Inc., Class A	162,500	8,677,500

		16,825,145

Health Care Equipment & Supplies 1.9%
Becton Dickinson & Co.	11,057	2,491,363
Medtronic PLC	109,513	9,961,303
Zimmer Biomet Holdings, Inc.	6,400	663,808

		13,116,474

Health Care Providers & Services 2.9%
Anthem, Inc.	50,208	13,186,127
CVS Health Corp.	102,958	6,745,808

		19,931,935

Hotels, Restaurants & Leisure 0.9%
Las Vegas Sands Corp.	121,978	6,348,955

Household Products 1.7%
Kimberly-Clark Corp.	101,100	11,519,334

Industrial Conglomerates 0.6%
General Electric Co.	519,200	3,930,344

Insurance 6.9%
American International Group, Inc.	213,109	8,398,626
Brighthouse Financial, Inc. (b)	113,834	3,469,660
Chubb, Ltd.	91,017	11,757,576
Loews Corp.	170,391	7,756,198
Marsh & McLennan Cos., Inc.	36,900	2,942,775
MetLife, Inc.	228,000	9,361,680
Willis Towers Watson PLC	25,843	3,924,518

		47,611,033

	Shares	Value
Leisure Products 0.4%
Mattel, Inc. (b)	276,200	$2,759,238

Machinery 0.7%
Flowserve Corp.	10,535	400,541
Illinois Tool Works, Inc.	8,200	1,038,858
PACCAR, Inc.	31,500	1,799,910
Pentair PLC	46,800	1,768,104

		5,007,413

Media 1.8%
Comcast Corp., Class A	220,961	7,523,722
News Corp., Class A	415,609	4,717,162

		12,240,884

Metals & Mining 0.3%
Nucor Corp.	35,700	1,849,617

Multi-Utilities 1.7%
NiSource, Inc.	394,647	10,004,301
Sempra Energy	16,829	1,820,730

		11,825,031

Multiline Retail 0.5%
Kohl’s Corp.	55,400	3,675,236

Oil, Gas & Consumable Fuels 9.2%
Apache Corp.	103,360	2,713,200
Chevron Corp.	60,141	6,542,739
EQT Corp.	16,970	320,563
Equitrans Midstream Corp. (b)	37,476	750,270
Exxon Mobil Corp.	246,625	16,817,359
Hess Corp.	135,146	5,473,413
Occidental Petroleum Corp.	108,600	6,665,868
Total S.A. (c)	272,985	14,443,833
Transcanada Corp.	267,700	9,556,890

		63,284,135

Personal Products 0.1%
Coty, Inc., Class A	120,793	792,402

Pharmaceuticals 7.2%
Bristol-Myers Squibb Co.	85,000	4,418,300
GlaxoSmithKline PLC	255,929	4,864,400
GlaxoSmithKline PLC, Sponsored ADR	57,800	2,208,538
Johnson & Johnson	109,369	14,114,069
Merck & Co., Inc.	122,600	9,367,866
Pfizer, Inc.	334,800	14,614,020

		49,587,193

Professional Services 0.9%
Nielsen Holdings PLC	273,406	6,378,562

12	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 3.4%
Applied Materials, Inc.	103,400	$3,385,316
NXP Semiconductors N.V.	16,900	1,238,432
QUALCOMM, Inc.	236,700	13,470,597
Texas Instruments, Inc.	53,900	5,093,550

		23,187,895

Software 2.0%
Microsoft Corp.	134,255	13,636,280

Specialty Retail 0.4%
L Brands, Inc.	104,900	2,692,783

Technology Hardware, Storage & Peripherals 0.3%
Hewlett Packard Enterprise Co.	91,300	1,206,073
Western Digital Corp.	28,800	1,064,736

		2,270,809

Tobacco 1.1%
Philip Morris International, Inc.	112,200	7,490,472

Total Common Stocks (Cost $635,334,189)		655,883,304

Convertible Preferred Stocks 2.6%
Electric Utilities 0.9%
Nextera Energy, Inc. 6.123%	106,149	6,118,428

Health Care Equipment & Supplies 0.9%
Becton Dickinson & Co. 6.125%	101,085	5,829,572

Multi-Utilities 0.8%
DTE Energy Co. 6.50%	25,434	1,313,921
Sempra Energy
6.00%	34,999	3,328,755
6.75%	10,478	1,010,498

		5,653,174

Total Convertible Preferred Stocks (Cost $16,161,064)		17,601,174

	Shares	Value
Short-Term Investment 1.7%
Affiliated Investment Company 1.7%
MainStay U.S. Government Liquidity Fund, 2.18% (d)	11,668,831	$11,668,831

Total Short-Term Investment (Cost $11,668,831)		11,668,831

Total Investments (Cost $667,040,962)	100.0%	688,623,061
Other Assets, Less Liabilities	0.0 ‡	207,270
Net Assets	100.0%	$688,830,331

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

(c)

All or a portion of this security was held on loan. As of December 31, 2018, the market value of securities loaned was $182,450 and the Portfolio received non-cash collateral in the form of U.S. Treasury securities with a value of $192,845 (See Note 2(J)).

(d)	Current yield as of December 31, 2018.

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2018 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$—	$1,228,571	$—	$1,228,571
Corporate Bonds	—	2,241,181	—	2,241,181

Total Long-Term Bonds	—	3,469,752	—	3,469,752

Common Stocks	655,883,304	—	—	655,883,304
Convertible Preferred Stocks	17,601,174	—	—	17,601,174
Short-Term Investment
Affiliated Investment Company	11,668,831	—	—	11,668,831

Total Investments in Securities	$685,153,309	$3,469,752	$—	$688,623,061

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

14	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (identified cost $655,372,131) including securities on loan of $182,450	$676,954,230
Investment in affiliated investment company, at value (identified cost $11,668,831)	11,668,831
Cash	87,706
Cash denominated in foreign currencies (identified cost $84,941)	85,268
Receivables:
Dividends and interest	1,810,573
Fund shares sold	235,675
Securities lending income	4,417

Total assets	690,846,700

Liabilities
Payables:
Investment securities purchased	1,050,125
Manager (See Note 3)	416,050
Fund shares redeemed	411,605
NYLIFE Distributors (See Note 3)	56,802
Professional fees	36,688
Shareholder communication	25,358
Custodian	13,024
Trustees	790
Accrued expenses	5,927

Total liabilities	2,016,369

Net assets	$688,830,331

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$60,598
Additional paid-in capital	600,479,436

600,540,034
Total distributable earnings (loss)(1)	88,290,297

Net assets	$688,830,331

Initial Class
Net assets applicable to outstanding shares	$431,671,818

Shares of beneficial interest outstanding	37,913,075

Net asset value per share outstanding	$11.39

Service Class
Net assets applicable to outstanding shares	$257,158,513

Shares of beneficial interest outstanding	22,684,922

Net asset value per share outstanding	$11.34

(1)	See Note 10.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Dividends-unaffiliated (a)	$21,559,501
Interest	310,239
Dividends-affiliated	90,522
Securities lending	66,253

Total income	22,026,515

Expenses
Manager (See Note 3)	5,649,001
Distribution/Service—Service Class (See Note 3)	789,645
Professional fees	97,342
Shareholder communication	65,264
Custodian	24,120
Trustees	17,214
Miscellaneous	32,026

Total expenses	6,674,612

Net investment income (loss)	15,351,903

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions	54,157,522
Foreign currency transactions	(5,072)

Net realized gain (loss) on investments and foreign currency transactions	54,152,450

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(136,021,290)
Translation of other assets and liabilities in foreign currencies	(4,327)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(136,025,617)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(81,873,167)

Net increase (decrease) in net assets resulting from operations	$(66,521,264)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $219,258.

16	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,351,903	$13,599,761
Net realized gain (loss) on investments and foreign currency transactions	54,152,450	67,178,807
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(136,025,617)	40,220,427

Net increase (decrease) in net assets resulting from operations	(66,521,264)	120,998,995

Distributions to shareholders(1):
Initial Class	(49,365,312)
Service Class	(33,082,583)

	(82,447,895)

Dividends to shareholders from net investment income:
Initial Class		(9,726,985)
Service Class		(6,397,652)

		(16,124,637)

Distributions to shareholders from net realized gain on investments:
Initial Class		(21,449,690)
Service Class		(15,701,493)

		(37,151,183)

Total dividends and distributions to shareholders	(82,447,895)	(53,275,820)

Capital share transactions:
Net proceeds from sale of shares	64,560,431	56,782,503
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	82,447,895	53,275,820
Cost of shares redeemed	(127,214,373)	(149,959,824)

Increase (decrease) in net assets derived from capital share transactions	19,793,953	(39,901,501)

Net increase (decrease) in net assets	(129,175,206)	27,821,674

Net Assets
Beginning of year	818,005,537	790,183,863

End of year(2)	$688,830,331	$818,005,537

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 10).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $14,175,253 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 10). See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended December 31,

Initial Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$14.10	$12.99	$11.97	$13.90	$13.77

Net investment income (loss) (a)	0.29	0.24	0.27	0.25	0.26

Net realized and unrealized gain (loss) on investments	(1.40)	1.83	1.90	(1.21)	0.78

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	0.00	(0.00)	(0.00)	(0.00)

Total from investment operations	(1.11)	2.07	2.17	(0.96)	1.04

Less dividends and distributions:

From net investment income	(0.29)	(0.30)	(0.25)	(0.24)	(0.21)

From net realized gain on investments	(1.31)	(0.66)	(0.90)	(0.73)	(0.70)

Total dividends and distributions	(1.60)	(0.96)	(1.15)	(0.97)	(0.91)

Net asset value at end of year	$11.39	$14.10	$12.99	$11.97	$13.90

Total investment return (b)	(9.38%)	16.20%	18.82%	(6.78%)	7.74%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	2.11%	1.78%	2.18%	1.90%	1.89%

Net expenses (c)	0.77%	0.77%	0.78%	0.77%	0.78%

Expenses (before waiver/reimbursement) (c)	0.77%	0.77%	0.78%	0.77%	0.79%

Portfolio turnover rate	22%	24%	23%	42%	18%

Net assets at end of year (in 000’s)	$431,672	$469,556	$472,125	$473,818	$534,825

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,

Service Class	2018	2017	2016	2015	2014

Net asset value at beginning of year	$14.04	$12.94	$11.93	$13.85	$13.73

Net investment income (loss) (a)	0.25	0.21	0.24	0.22	0.23

Net realized and unrealized gain (loss) on investments	(1.39)	1.82	1.89	(1.21)	0.77

Net realized and unrealized gain (loss) on foreign currency transactions ‡	(0.00)	0.00	(0.00)	(0.00)	(0.00)

Total from investment operations	(1.14)	2.03	2.13	(0.99)	1.00

Less dividends and distributions:

From net investment income	(0.25)	(0.27)	(0.22)	(0.20)	(0.18)

From net realized gain on investments	(1.31)	(0.66)	(0.90)	(0.73)	(0.70)

Total dividends and distributions	(1.56)	(0.93)	(1.12)	(0.93)	(0.88)

Net asset value at end of year	$11.34	$14.04	$12.94	$11.93	$13.85

Total investment return (b)	(9.61%)	15.91%	18.53%	(7.01%)	7.47%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.84%	1.54%	1.93%	1.64%	1.64%

Net expenses (c)	1.02%	1.02%	1.03%	1.02%	1.03%

Expenses (before waiver/reimbursement) (c)	1.02%	1.02%	1.03%	1.02%	1.04%

Portfolio turnover rate	22%	24%	23%	42%	18%

Net assets at end of year (in 000’s)	$257,159	$348,450	$318,059	$281,340	$323,002

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(c)

In addition to the fees and expenses which the Portfolio bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

18	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP T. Rowe Price Equity Income Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, among other things, Service Class shares of the Portfolio pay a combined distribution and service fee of 0.25% of average daily net assets attributable to Service Class shares of the Portfolio to the Distributor (as defined in Note 3(B)) pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek a high level of dividend income and long-term capital growth primarily through investments in stocks.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks

19

Notes to Financial Statements (continued)

associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of December 31, 2018, there were no securities held by the Portfolio that were fair valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or the Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Subcommittee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and

20	MainStay VP T. Rowe Price Equity Income Portfolio

market corroborated inputs. The evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Portfolio will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the

21

Notes to Financial Statements (continued)

date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2018, the Portfolio did not hold any repurchase agreements.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash, U.S. Treasury securities and/or U.S. Government Agency securities issued or guaranteed by the United States government or its agencies or instrumentalities at least equal at all times to the market value of the securities loaned. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. Income earned from securities lending activity, if any, is reflected in the Statement of Operations. As of December 31, 2018, the Portfolio had securities on loan with a value of $182,450 and had received non-cash collateral in the form of U.S. Treasury securities with a value of $192,845.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(K)  Foreign Securities Risk.  The Portfolio invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in

22	MainStay VP T. Rowe Price Equity Income Portfolio

emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The

Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and T. Rowe, New York Life Investments pays for the services of the Subadvisor.

Effective October 1, 2018, the Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.725% up to $500 million; 0.70% from $500 million to $1 billion; and 0.675% in excess of $1 billion. From May 1, 2018 through September 30, 2018, the Fund paid New York Life Investments a monthly fee for services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $1 billion; and 0.70% in excess of $1 billion. Prior to May 1, 2018, the Fund paid New York Life Investments a monthly fee for services performed and the facilities furnished at an annual rate of the Portfolio’s average daily net assets as follows: 0.75% up to $500 million and 0.725% in excess of $500 million.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.85% for Initial Class shares and 1.10% for Service Class shares. This agreement expires on May 1, 2019 and may only be amended or terminated prior to that date by action of the Board. During the year ended December 31, 2018, the effective management fee rate was 0.74% (exclusive of any applicable waivers/reimbursements).

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $5,649,001.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAVs and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2018, purchases and sales transactions, income earned from investments and shares held of investment companies managed by New York Life Investments or its affiliates were as follows:

Affiliated Investment Companies	Value, Beginning of Year	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Year	Dividend Income	Other Distributions	Shares End of Year
MainStay U.S. Government Liquidity Fund	$—	$106,427	$(94,758)	$—	$—	$11,669	$91	$—	11,669

23

Notes to Financial Statements (continued)

Note 4–Federal Income Tax

As of December 31, 2018, the cost and unrealized appreciation (depreciation) of the Portfolio’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

Investments in Securities	$670,870,980	$85,728,729	$(67,976,648)	$17,752,081

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$16,645,345	$53,798,036	$93,466	$17,753,450	$88,290,297

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$16,048,373	$66,399,522	$18,037,994	$35,237,826

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective July 31, 2018, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to State Street, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate or the one-month London Interbank Offered Rate (“LIBOR”), whichever is higher. The Credit Agreement expires on July 30, 2019, although the Portfolio, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to July 31, 2018, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the year ended December 31, 2018, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2018, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2018, purchases and sales of securities, other than short-term securities, were $164,532 and $207,400, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	5,071,297	$59,910,665
Shares issued to shareholders in reinvestment of dividends and distributions	3,775,622	49,365,312
Shares redeemed	(4,243,760)	(58,376,513)

Net increase (decrease)	4,603,159	$50,899,464

Year ended December 31, 2017:
Shares sold	1,188,052	$16,009,183
Shares issued to shareholders in reinvestment of dividends and distributions	2,308,170	31,176,675
Shares redeemed	(6,533,235)	(90,079,324)

Net increase (decrease)	(3,037,013)	$(42,893,466)

Service Class	Shares	Amount

Year ended December 31, 2018:
Shares sold	343,965	$4,649,766
Shares issued to shareholders in reinvestment of dividends and distributions	2,539,833	33,082,583
Shares redeemed	(5,020,137)	(68,837,860)

Net increase (decrease)	(2,136,339)	$(31,105,511)

Year ended December 31, 2017:
Shares sold	3,032,971	$40,773,320
Shares issued to shareholders in reinvestment of dividends and distributions	1,641,921	22,099,145
Shares redeemed	(4,425,606)	(59,880,500)

Net increase (decrease)	249,286	$2,991,965

24	MainStay VP T. Rowe Price Equity Income Portfolio

Note 10–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP T. Rowe Price Equity Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP T. Rowe Price Equity Income Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

26	MainStay VP T. Rowe Price Equity Income Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP T. Rowe Price Equity Income Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and T. Rowe Price Associates, Inc. (“T. Rowe”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and T. Rowe in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or T. Rowe (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and T. Rowe in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and T. Rowe personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and T. Rowe; (ii) the qualifications of the portfolio manager of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and T. Rowe; (iii) the costs of the services provided, and profits realized, by New York Life Investments and T. Rowe from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and T. Rowe. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and SA ABBR. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and T. Rowe resulting from, among other things, the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and T. Rowe

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of T. Rowe and ongoing analysis of, and interactions with, T. Rowe with respect to, among other things, Portfolio investment performance and risk as well as T. Rowe’s investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that T. Rowe provides to the Portfolio. The Board evaluated T. Rowe’s experience in serving as subadvisor to the Portfolio and managing other portfolios and T. Rowe’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at T. Rowe, and T. Rowe’s overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and T. Rowe believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged T. Rowe’s continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by T. Rowe. The Board reviewed T. Rowe’s ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and T. Rowe’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the

28	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio manager and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or T. Rowe had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and T. Rowe to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and T. Rowe

The Board considered the costs of the services provided by New York Life Investments and T. Rowe under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates and T. Rowe, due to their relationships with the Portfolio. Although the Board did not receive specific profitability information from T. Rowe, the Board considered that the subadvisory fee paid by New York Life Investments to T. Rowe for services provided to the Portfolio was the result of arm’s-length negotiations by New York Life Investments. The Board considered that T. Rowe’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and that these fees are paid by New York Life Investments, not the Portfolio. On this basis, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and T. Rowe and profits realized by New York Life Investments and its affiliates and T. Rowe, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and T. Rowe and acknowledged that New York Life Investments and T. Rowe must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and T. Rowe to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the

MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the benefits to T. Rowe from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to T. Rowe in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments concerning other material business relationships between T. Rowe and its affiliates and New York Life Investments and its affiliates. In addition, the Board reviewed information regarding a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Portfolio, including the rationale for and costs associated with investments in this money market fund by the Portfolio, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from or in addition to the investment advisory services provided to the Portfolio. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio were not excessive. With respect to T. Rowe, the Board considered that any profits realized by T. Rowe due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and T. Rowe, acknowledging that any such profits are based on fees paid to T. Rowe by New York Life Investments, not the Portfolio.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to T. Rowe are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and T. Rowe on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products. The Board considered its discussions with representatives from New York Life Investments regarding the management fee paid by the Portfolio. The Board noted that New York

Life Investments had proposed, and the Board had approved, a reduction in the management fee for the Portfolio, effective October 1, 2018. The Board also considered that New York Life Investments proposed to remove the expense limitation for Initial Class and Service Class shares of the Portfolio, effective May 1, 2019.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

30	MainStay VP T. Rowe Price Equity Income Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

32	MainStay VP T. Rowe Price Equity Income Portfolio

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

33

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP T. Rowe Price Equity Income Portfolio

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

35

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802523	MSVPTRPE11-02/19 (NYLIAC) NI531

MainStay VP U.S. Government Money Market Portfolio

Message from the President and Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the MainStay VP Portfolio annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from the insurance company that offers your policy. Instead, the reports will be made available online, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future shareholder reports in paper form free of charge. You can inform the insurance company that you wish to receive paper copies of reports by following the instructions provided by the insurance company. Your election to receive reports in paper form will apply to all portfolio companies available under your contract.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President

The 12 months ended December 31, 2018, proved to be a challenging period for equity markets.

According to data from FTSE Russell, U.S. stocks at all capitalization levels generally provided negative total returns for 2018. Value stocks outperformed growth stocks only among microcap stocks. At every other capitalization level, growth stocks outperformed value stocks.

U.S. stocks rose in January 2018 on the heels of major tax reforms signed into law the previous month. The advance was supported by a strong U.S. economy and growing corporate earnings. In February, however, growing trade tensions concerned investors and caused the stock market to give up its early gains. In March 2018, trade issues with China continued to escalate, leading to another market sell-off.

Although the stock market gradually recovered through September 2018, stocks faced even greater challenges from October through the end of the year. Crude oil prices had risen with some of volatility through the end of September 2018, but in early October, crude prices began a precipitous drop that lasted through late December, hurting returns for many energy companies. Major technology stocks also declined in the fourth quarter on concerns about rising interest rates, slowing global growth, privacy issues and the potential for stiffer regulation.

International stocks also had a difficult year, declining on average more than U.S. stocks. Canadian stocks were notably weak as the price of crude oil fell. European equities, which suffered from slowing growth and declining business confidence, were also weak performers. Emerging-market performance varied widely, but on the whole, emerging markets were hindered by tightening U.S. monetary policy and country-specific issues. Asia ex-Japan, though negative, outperformed international stocks as whole, despite China facing rising risks to its historically debt-fueled economic growth. Japanese stocks also provided negative returns, but tended to outperform international stocks as a whole because the yen was perceived as a relatively safe-haven currency and appreciated relative to the U.S. dollar.

The stock market decline followed remarks in early October 2018 by Federal Reserve Chairman Jerome Powell that sug-

gested further rate hikes by Federal Reserve lay ahead. During the reporting period, the Federal Open Market Committee had already raised the federal funds target range four times, which led to rising yields among U.S. Treasury securities of all maturities, particularly short-term issues.

While rising interest rates are typically accompanied by lower bond prices (and vice versa), several bond sectors provided positive total returns for the reporting period. Among these were bank loans, municipal bonds, mortgage-backed securities, asset-backed securities, short- and intermediate-term U.S. Treasury securities, and investment-grade convertible bonds. Despite pockets of positive performance, high-yield bonds overall, speculative-grade convertible bonds and long-term government bonds tended to provide negative returns.

High levels of market volatility are generally regarded as a sign of investor uncertainty. As a MainStay VP investor, you can rely on the discipline and dedication of our portfolio managers as they pursue the objectives of their individual Portfolios using the investment strategies and processes outlined in the prospectus. Our market experience and professional insights allow you to focus on your long-term investment goals, while we work to maximize your returns and manage the continually changing risks associated with your investments.

The report that follows contains additional information on the market events, investment decisions and specific securities that shaped your VP Portfolio’s performance during the 12 months ended December 31, 2018. We encourage you to read the report carefully and use it to evaluate your Portfolio’s performance in light of your long-range financial plan.

Sincerely,

Kirk C. Lehneis

President

The opinions expressed are as of the date of the accompanying report and are subject to change. Past performance is no guarantee of future results. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not part of the Annual Report

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. You could lose money by investing in the Portfolio. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York 10010 or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at nylinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction for separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Year-Ended December 31, 2018

Class	Inception Date	One Year	Five Years	Ten Years	Gross Expense Ratio[2]

Initial Class Shares	1/29/1993	1.38%	0.37%	0.19%	0.43%

7-Day Current = 1.93%; 7-Day Effective = 1.95%.[3]

Benchmark Performance	One Year	Five Years	Ten Years

Average Lipper Variable Products Money Market Portfolio[4]	1.31%	0.35%	0.21%
Morningstar Prime Money Market Category Average[5]	1.52	0.46	0.28

1.

Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.

2.

The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.

3.

As of December 31, 2018, MainStay VP U.S. Government Money Market Portfolio had an effective 7-day current = 1.93%; 7-day effective = 1.95%. The current yield is more reflective of the Portfolio’s earnings than the total return.

4.	The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper Universe, which may include portfolios that do not maintain a stable net asset value of $1.00 per share. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.
5.

The Morningstar Prime Money Market Category Average is representative of funds that invest in short-term money market securities in order to provide a level of current income that is consistent with the preservation of capital. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Government Money Market Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2018, to December 31, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2018, to December 31, 2018. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2018. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/18	Ending Account Value (Based on Actual Returns and Expenses) 12/31/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Initial Class Shares	$1,000.00	$1,008.30	$2.23	$1,022.99	$2.24	0.44%

1.

Expenses are equal to the Portfolio’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

2.	Expenses are equal to the Portfolio’s annualized expense ratio to reflect the six-month period.

6	MainStay VP U.S. Government Money Market Portfolio

Portfolio Composition as of December 31, 2018 (Unaudited)

See Portfolio of Investments beginning on page 9 for specific holdings within these categories. The Portfolio’s holdings are subject to change.

7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP U.S. Government Money Market Portfolio perform relative to its peers during the 12 months ended December 31, 2018?

As of December 31, 2018, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio provided a 7-day current yield of 1.93% and a 7-day effective yield of 1.95%. For the 12 months ended December 31, 2018, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio returned 1.38%. The Portfolio outperformed the 1.31% return of the Average Lipper Variable Products Money Market Portfolio1 and underperformed the 1.52% return of the Morningstar Prime Money Market Category Average2 for the 12 months ended December 31, 2018.

What was the Portfolio’s duration3 strategy during the reporting period?

During the year, the Portfolio’s duration remained relatively short to capitalize on the rising interest-rate environment. As of December 31, 2018, the Portfolio’s duration was 26 days.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Generally strong economic data and signs that inflation was nearing the Federal Reserve’s target prompted the Portfolio to maintain a relatively short duration in 2018.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

Generally, U.S. Treasury bills are a lower-yielding sector in the Portfolio. There was, however, a glut of supply early in the reporting period. This provided an opportunity to realize higher yields in this liquid asset class, which contributed positively to the Portfolio’s performance. (Contributions take weightings and total returns into account.) Once supply moved back toward more normal levels around midyear, this opportunity faded and agency floating-rate notes became the cheapest sector in the market. None of the sectors in which the Portfolio invested detracted from performance during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio continued its strategy of purchasing 1-year U.S. Treasury notes on a monthly basis. Even in a rising rate environment, this laddered purchase strategy added yield to the Portfolio.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio increased its weightings in U.S. Treasury securities and repurchase agreements during the reporting period. Over the same period, the Portfolio decreased its weighting in the agency sector. This change was more a function of available supply than a shift in management strategy.

1.	See footnote on page 5 for more information on the Average Lipper VP Money Market Portfolio.
2.	See footnote on page 5 for more information on the Morningstar Prime Money Market Category Average.
3.

Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered a more accurate sensitivity gauge than average maturity.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP U.S. Government Money Market Portfolio

Portfolio of Investments December 31, 2018

	Principal Amount	Amortized Cost
Short-Term Investments 99.7%†
Government Agency Debt 47.3%
Federal Agricultural Mortgage Corp. 2.269% (1 Month LIBOR—0.08%), due 2/1/19 (a)(b)	$10,000,000	$10,000,000
Federal Farm Credit Banks (a)
2.42%, due 1/23/19	8,500,000	8,487,689
2.42%, due 1/25/19	10,000,000	9,984,267
2.605% (1 Month LIBOR + 0.15%), due 3/15/19 (b)	3,000,000	3,001,698
2.645% (1 Month LIBOR + 0.19%), due 5/16/19 (b)	4,080,000	4,084,722
Federal Home Loan Banks (a)
0.01%, due 1/2/19	62,000,000	61,996,116
2.41%, due 1/8/19	30,000,000	29,986,642
2.41%, due 1/9/19	15,920,000	15,911,792
2.41%, due 1/11/19	10,000,000	9,993,417
2.42%, due 1/15/19	20,300,000	20,281,527
Tennessee Valley Authority (a)
0.01%, due 1/2/19	40,585,000	40,582,393
2.42%, due 1/15/19	18,300,000	18,283,632
2.42%, due 1/29/19	10,000,000	9,981,489

Total Government Agency Debt (Cost $242,575,384)		242,575,384

Treasury Debt 29.7%
United States Treasury Bills (a)
0.00%, due 1/2/19	16,346,000	16,344,951
2.281%, due 1/3/19	10,000,000	9,998,866
2.307%, due 1/15/19	71,341,000	71,278,030
United States Treasury Notes (a)
1.00%, due 8/31/19	5,000,000	4,945,725
1.00%, due 10/15/19	5,000,000	4,936,284
1.00%, due 11/30/19	5,000,000	4,922,100
1.125%, due 2/28/19	5,000,000	4,993,156
1.125%, due 5/31/19	5,000,000	4,975,969
1.25%, due 3/31/19	5,000,000	4,989,395
1.25%, due 6/30/19	5,000,000	4,973,175
1.50%, due 1/31/19	5,000,000	4,998,418
1.625%, due 4/30/19	5,000,000	4,991,737
1.625%, due 7/31/19	5,000,000	4,971,579
1.75%, due 9/30/19	5,000,000	4,965,550

Total Treasury Debt (Cost $152,284,935)		152,284,935

Treasury Repurchase Agreements 22.7%
Bank of America N.A. 2.95%, dated 12/31/18 due 1/2/19 Proceeds at Maturity $25,004,097 (Collateralized by a United States Treasury Strip Principal with a rate of 0.00% and a maturity of 2/15/32, with a Principal Amount of $37,396,061 and a Market Value of $25,500,000)	25,000,000	25,000,000

	Principal Amount	Amortized Cost
Treasury Repurchase Agreements (continued)
Bank of Montreal 2.70%, dated 12/31/18 due 1/2/19 Proceeds at Maturity $25,003,750 (Collateralized by United States Treasury securities with rates between 0.00% and 2.00% and maturity dates between 1/15/19 and 2/15/46, with a Principal Amount of $26,119,100 and a Market Value of $25,500,091)	$25,000,000	$25,000,000
RBC Capital Markets 2.90%, dated 12/31/18 due 1/2/19 Proceeds at Maturity $41,090,619 (Collateralized by United States Treasury securities with rates between 1.50% and 2.75% and maturity dates between 4/30/23 and 8/15/26, with a Principal Amount of $43,714,400 and a Market Value of $41,912,498)	41,084,000	41,084,000
Toronto Dominion Bank 2.90%, dated 12/31/18 due 1/2/19 Proceeds at Maturity $25,004,028 (Collateralized by United States Treasury Notes with rates between 1.125% and 2.375% and maturity dates between 1/31/19 and 8/15/24, with a Principal Amount of $25,662,200 and a Market Value of $25,500,091)	25,000,000	25,000,000

Total Treasury Repurchase Agreements (Cost $116,084,000)		116,084,000

Total Short-Term Investments (Cost $510,944,319)		510,944,319

Total Investments (Amortized Cost $510,944,319)	99.7%	510,944,319
Other Assets, Less Liabilities	0.3	1,545,613
Net Assets	100.0%	$512,489,932

†	Percentages indicated are based on Portfolio net assets.

(a)	Interest rate shown represents yield to maturity.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2018.

The following abbreviation is used in the preceding pages: LIBOR—London Interbank Offered Rate

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2018 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018, for valuing the Portfolio’s assets:

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$—	$242,575,384	$—	$242,575,384
Treasury Debt	—	152,284,935	—	152,284,935
Treasury Repurchase Agreements	—	116,084,000	—	116,084,000

Total Investments in Securities	$—	$510,944,319	$—	$510,944,319

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

10	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2018

Assets
Investment in securities, at value (amortized cost $394,860,319)	$394,860,319
Repurchase agreements, at value (amortized cost $116,084,000)	116,084,000
Cash	502
Receivables:
Fund shares sold	1,995,442
Interest	211,231

Total assets	513,151,494

Liabilities
Payables:
Fund shares redeemed	429,503
Manager (See Note 3)	161,761
Professional fees	32,520
Custodian	20,471
Shareholder communication	15,235
Trustees	488
Accrued expenses	1,220
Dividend payable	364

Total liabilities	661,562

Net assets	$512,489,932

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$512,450
Additional paid-in capital	511,977,421

512,489,871
Total distributable earnings (loss)(1)	61

Net assets applicable to outstanding shares	$512,489,932

Shares of beneficial interest outstanding	512,449,838

Net asset value per share outstanding	$1.00

(1)	See Note 7.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Operations for the year ended December 31, 2018

Investment Income (Loss)
Income
Interest	$8,418,700

Expenses
Manager (See Note 3)	1,867,731
Professional fees	73,503
Custodian	39,132
Shareholder communication	30,634
Trustees	10,460
Miscellaneous	16,662

Total expenses	2,038,122

Net investment income (loss)	6,380,578

Realized Gain (Loss) on Investments
Net realized gain (loss) on investments	126

Net increase (decrease) in net assets resulting from operations	$6,380,704

12	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2018 and December 31, 2017

	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,380,578	$2,347,818
Net realized gain (loss) on investments	126	162

Net increase (decrease) in net assets resulting from operations	6,380,704	2,347,980

Distributions to shareholders(1):	(6,380,657)
Dividends to shareholders from net investment income		(2,404,931)

Capital share transactions:
Net proceeds from sale of shares	410,480,548	247,837,481
Net asset value of shares issued to shareholders in reinvestment of dividends	6,380,491	2,404,776
Cost of shares redeemed	(401,242,610)	(410,801,316)

Increase (decrease) in net assets derived from capital share transactions	15,618,429	(160,559,059)

Net increase (decrease) in net assets	15,618,476	(160,616,010)

Net Assets
Beginning of year	496,871,456	657,487,466

End of year(2)	$512,489,932	$496,871,456

(1)

For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investment income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders (See Note 7).

(2)

End of year net assets includes undistributed (overdistributed) net investment income of $477 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. (See Note 7). See Note 4 for tax basis of distributable earnings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Financial Highlights selected per share data and ratios

	Year ended December 31,

	2018	2017		2016		2015		2014

Net asset value at beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.01	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Net realized gain (loss) on investments	0.00 ‡	0.00	‡	(0.00	)‡	0.00	‡	(0.00	)‡

Total from investment operations	0.01	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:

From net investment income	(0.01)	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00	$1.00		$1.00		$1.00		$1.00

Total investment return (a)	1.38%	0.42%		0.02%		0.01%		0.01%

Ratios (to average net assets)/Supplemental Data:

Net investment income (loss)	1.37%	0.41%		0.02	%(b)	0.01%		0.01%

Net expenses	0.44%	0.44%		0.39	%(c)	0.15%		0.11%

Expenses (before waiver/reimbursement)	0.44%	0.44%		0.49%		0.48%		0.47%

Net assets at end of year (in 000’s)	$512,490	$496,871		$657,487		$620,286		$578,509

‡	Less than one cent per share.
(a)

Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

(b)	Without the custody fee reimbursement, net investment income (loss) would have been 0.01%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.40%.

14	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-two separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP U.S. Government Money Market Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”) and may also be offered to fund variable annuity policies and variable universal life insurance policies issued by other insurance companies. NYLIAC allocates shares of the Portfolios to, among others, certain NYLIAC separate accounts. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers one class of shares. Initial Class shares commenced operations on January 29, 1993. Shares of the Portfolio are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares.

The Portfolio’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Portfolio seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so. An investment in the Portfolio, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

(B)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”). Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The Board of Trustees of the Fund (the “Board”) adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)).

To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Portfolio’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio.

15

Notes to Financial Statements (continued)

Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2018, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio of Investments.

The Portfolio may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the year ended December 31, 2018, there were no material changes to the fair value methodologies.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(C)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

Additionally, the Portfolio may invest in shares of mutual funds, which are subject to management fees and other fees that may cause the costs of investing mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Portfolio’s Statement of Operations or in the expense ratios included in the Financial Highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements (i.e., buy a security from another party with the

16	MainStay VP U.S. Government Money Market Portfolio

agreement that it be sold back in the future) to earn income. The Portfolio may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the counterparty secured by the securities transferred to the Portfolio.

Repurchase agreements are subject to counterparty risk, meaning the Portfolio could lose money by the counterparty’s failure to perform under the terms of the agreement. The Portfolio mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Portfolio’s custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Portfolio. As of December 31, 2018, repurchase agreements are shown in the Portfolio of Investments.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and certain operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. NYL Investors LLC (“NYL Investors” or the “Subadvisor’’), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio and is responsible for the day-to-day portfolio management of the Portfolio. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets. The Fund, on behalf of the Portfolio, pays New York Life Investments at the rate of 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion. During the year ended December 31, 2018, the effective management fee rate was 0.40%.

New York Life Investments may voluntarily waive fees or reimburse expenses of the Portfolio’s to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time.

During the year ended December 31, 2018, New York Life Investments earned fees from the Portfolio in the amount of $1,867,731.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAV, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Portfolio. The Portfolio will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Portfolio.

Note 4–Federal Income Tax

The amortized cost also represents the aggregate cost for federal income tax purposes.

As of December 31, 2018, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)

$398	$(337)	$—	$—	$61

As of December 31, 2018, for federal income tax purposes, capital loss carryforwards of $337 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. To the extent that these capital

17

Notes to Financial Statements (continued)

loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)

Unlimited	$ — (a)	$ —

(a)	Amount is less than $1,000.

The Portfolio utilized $126 of capital loss carryforwards during the year ended December 31, 2018.

During the years ended December 31, 2018, and December 31, 2017, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets were as follows:

2018		2017
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains

$6,380,657	$ —	$2,404,931	$ —

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Capital Share Transactions

Transactions in capital shares for the years ended December 31, 2018 and December 31, 2017, were as follows:

Initial Class (at $1 per share)	Shares

Year ended December 31, 2018:
Shares sold	410,448,751
Shares issued to shareholders in reinvestment of dividends and distributions	6,380,000
Shares redeemed	(401,211,594)

Net increase (decrease)	15,617,157

Year ended December 31, 2017:
Shares sold	247,818,151
Shares issued to shareholders in reinvestment of dividends and distributions	2,404,588
Shares redeemed	(410,769,275)

Net increase (decrease)	(160,546,536)

Note 7–Recent Accounting Pronouncements

Effective December 31, 2018, the Portfolio has adopted disclosure requirements conforming to SEC Rule 6-04.17 of Regulation S-X that simplifies the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Portfolio’s financial statements for the year ended December 31, 2018.

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required. Management has evaluated the implications of certain other provisions of the ASU and has determined to early adopt aspects related to the removal and modifications of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

Note 8–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2018, events and transactions subsequent to December 31, 2018, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

18	MainStay VP U.S. Government Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP U.S. Government Money Market Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MainStay VP U.S. Government Money Market Portfolio (one of the portfolios constituting MainStay VP Funds Trust, referred to hereafter as the “Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 20, 2019

We have served as the auditor of one or more investment companies in the MainStay group of funds since 1984.

19

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

The continuation of the Management Agreement with respect to the MainStay VP U.S. Government Money Market Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio (together, “Advisory Agreements”), following an initial term of up to two years, is subject to annual review and approval by the Board of Trustees of MainStay VP Funds Trust (the “Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 10-12, 2018 in-person meeting, the Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”) voting separately, unanimously approved for a one-year period the continuation of the Advisory Agreements.

In reaching the decision to approve the Advisory Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at various meetings of the Board and its Contracts Committee between October 2018 and December 2018, as well as other information furnished to the Board throughout the year as deemed relevant by the Trustees. Information requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Portfolio, if any, and, when applicable, the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Advisory Agreements and investment performance reports on the Portfolio prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and NYL Investors personnel, such as portfolio managers. The Board also took into account other information received from New York Life Investments throughout the year including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover and brokerage commissions, sales and marketing activity, and non-advisory services provided to the Portfolio by New York Life Investments. The overall annual contract review process, including the structure and format for materials provided to the Board, was developed in consultation with the Board. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

In addition to information provided to the Board throughout the year, the Board received information provided specifically in response to requests prepared on behalf of, and in consultation with, the Board by independent legal counsel regarding the Portfolio’s distribution arrangements in connection with its June 2018 meeting. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by applicable share classes of the Portfolio. In connection with this June meeting, New York Life Investments also provided the Board with information regarding the revenue sharing payments made by New York Life Investments from its own resources to insurance companies that issue variable contracts under which the Portfolio serves as an investment option or intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares.

In considering the continuation of the Advisory Agreements, the Trustees reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other factors: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Portfolio and the historical investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and NYL Investors. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight. Throughout their considerations, the Trustees acknowledged the overall commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the continuation of the Advisory Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. The Trustees noted that, throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and SA ABBR. The Board’s conclusions with respect to the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things,

20	MainStay VP U.S. Government Money Market Portfolio

the Board’s consideration of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds in prior years, the Board’s regular review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and the Board’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. The factors that figured prominently in the Board’s decision to approve the continuation of the Advisory Agreements during its December 10-12, 2018 in-person meeting are summarized in more detail below.

Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio and managing Portfolio operations in a manager-of-managers structure, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Portfolio as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including New York Life Investments’ supervision and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, Portfolio investment performance and risk as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Portfolio.

The Board also considered the full range of services that New York Life Investments provides to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including supervision and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading monitoring and analysis by compliance and investment personnel. The Board noted that certain non-advisory services provided by New York Life Investments are set forth in the Management Agreement. In addition, the Board considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security, shareholder privacy resources and business continuity planning that are designed to benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the designation of New York Life Investments as the administrator of the MainStay Group of Funds’ liquidity risk management program adopted under the 1940 Act.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Portfolio. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Portfolio and managing other portfolios and NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment, resources and history. In addition to information provided in connection with its quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered that New York Life Investments and NYL Investors believes its compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws, and acknowledged NYL Investors’ continued commitment to further developing and strengthening compliance programs relating to the Portfolio. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by NYL Investors. The Board reviewed NYL Investors’ ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio would likely continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered investment reports on and analysis of the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of current and recent market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

21

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

In considering the Portfolio’s investment performance, the Board generally placed greater emphasis on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to seek to enhance Portfolio investment performance and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and NYL Investors to seek to enhance investment returns, supported a determination to approve the continuation of the Advisory Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Advisory Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, not the Portfolio, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s continuing investments in personnel, systems, equipment and other resources and infrastructure to support and further enhance the management of the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board considered the financial resources of New York Life Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.

In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board considers information provided by New York Life Investments regarding its methodology for calculating profitability and allocating costs. In 2014, the Board engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the funds in the MainStay Group of Funds and among individual funds in the MainStay Group of Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments business units and affiliated subadvisors that provide services to the funds in the MainStay Group of Funds; (ii) how costs are allocated to the funds in the MainStay Group of Funds and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio, including reputational and other indirect benefits. In addition, the Board requested and reviewed information regarding the Portfolio’s securities lending activity and the corresponding potential dividend received tax deduction for insurance company affiliates of New York Life Investments.

The Board noted that the Portfolio serves as an investment option primarily under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board observed that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board considered information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract review process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Advisory Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information deemed relevant by the Trustees, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio were not excessive.

22	MainStay VP U.S. Government Money Market Portfolio

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees paid under the Advisory Agreements and the Portfolio’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the subadvisory fees paid to NYL Investors are paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fees to be paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow investment strategies similar to those of the Portfolio, if any. The Board considered the similarities and differences in the contractual management fee schedules of the Portfolio and these similarly-managed funds, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board took into account explanations provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Portfolio, as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Portfolio’s net management fee and expenses. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for financial products.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Advisory Agreements, support a conclusion that these fees and expenses are reasonable.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and other funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Advisory Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of the Portfolio’s beneficial shareholders at current asset levels. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure over time.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees voting separately, unanimously voted to approve the continuation of the Advisory Agreements.

23

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge upon request, (i) by calling 800-598-2019; (ii) by visiting New York Life Investments website at https://www.nylinvestments.com/mainstay/products-and-performance/mainstay-vp-funds-trust; or (iii) on the SEC’s website at www.sec.gov.

24	MainStay VP U.S. Government Money Market Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Funds are listed below. The Board oversees the MainStay Group of Funds (which consists of MainStay Funds and MainStay Funds Trust), MainStay VP Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Funds who are responsible for the day-to-day operations of the Funds. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Board’s retirement policy, unless an exception is made, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75. Officers are elected annually by the Board. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the SEC thereunder) of the Fund (“Independent Trustees”).

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee	Yie-Hsin Hung* 1962	MainStay VP Funds Trust: Trustee since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	81	MainStay Funds: Trustee since 2017 (12 funds); MainStay Funds Trust: Trustee since 2017 (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2017.

*

This Trustee is considered to be an “interested person” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund, within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Candriam Belgium S.A., Candriam France S.A.S., IndexIQ Advisors LLC, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”

25

	Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	David H. Chow 1957	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	81

MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and
Berea College of Kentucky: Trustee since 2009.

	Susan B. Kerley 1951	MainStay VP Funds Trust: Chairman since 2017 and Trustee since 2007.***	President, Strategic Management Advisors LLC (since 1990)	81

MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2017 and Trustee since 1990
(36 funds)**;
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Chairman since 2017 and Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

	Alan R. Latshaw 1951	MainStay VP Funds Trust: Trustee since 2007.***	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	81

MainStay Funds: Trustee since 2006 (12 funds);

MainStay Funds Trust: Trustee since 2007
(36 funds)**;

MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;
State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

	Richard H. Nolan, Jr. 1946	MainStay VP Funds Trust: Trustee since 2006***.	Managing Director, ICC Capital Management (since 2004); President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	81	MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007 (36 funds)**; and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

26	MainStay VP U.S. Government Money Market Portfolio

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees	Jacques P. Perold 1958	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	81	MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);
MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (36 funds);
MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
Allstate Corporation: Director since 2015; MSCI, Inc.: Director since 2017 and
				Boston University: Trustee since 2014.
Richard S. Trutanic 1952	MainStay VP Funds Trust: Trustee since 2007***.	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	81	MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007** (36 funds); and MainStay MacKay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.

**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
***	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

27

	Name and Year of Birth	Position(s) Held and Length of Service**	Principal Occupation(s) During Past Five Years
Officers of the Trust (Who are not Trustees)*	Kirk C. Lehneis 1974	President, MainStay VP Funds Trust (since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds and MainStay Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015—2016); Managing Director, Product Development (From 2010—2015), New York Life Investment Management LLC
	Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds (since 2007) and MainStay Funds Trust (since 2009); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 1969	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014) and MainStay MacKay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 1967	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 1959	Vice President—Administration, MainStay VP Funds Trust (since 2005)	Managing Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay MacKay DefinedTerm Municipal Opportunities Fund (since 2011) and MainStay Funds Trust (since 2009) and MainStay Funds (since 2005)

*

The officers listed above are considered to be “interested persons” of the MainStay Group of Funds, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board.

**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

28	MainStay VP U.S. Government Money Market Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Equity Yield Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP Fidelity Institutional AMSM Portfolio†

MainStay VP Large Cap Growth Portfolio

MainStay VP MacKay Common Stock Portfolio

MainStay VP MacKay Growth Portfolio

MainStay VP MacKay International Equity Portfolio

MainStay VP MacKay Mid Cap Core Portfolio

MainStay VP MacKay S&P 500 Index Portfolio

MainStay VP MacKay Small Cap Core Portfolio

MainStay VP Mellon Natural Resources Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Henderson Balanced Portfolio

MainStay VP MacKay Convertible Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Indexed Bond Portfolio

MainStay VP MacKay Government Portfolio

MainStay VP MacKay High Yield Corporate Bond Portfolio

MainStay VP MacKay Unconstrained Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP IQ Hedge Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Mellon Investments Corporation

Boston, Massachusetts

Candriam Belgium*

Brussels, Belgium

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

FIAM LLC

Smithfield, Rhode Island

IndexIQ Advisors LLC*

New York, New York

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

†	Fidelity Institutional AM is a service mark of FMR LLC. Used with permission.
*	An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2018 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

nylinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2019 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1802524	MSVPUSGMM11-02/19 (NYLIAC) NI510

Item 2.    Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.             Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw, David H. Chow and Susan B. Kerley. Mr. Latshaw, Mr. Chow and Ms. Kerley are “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.             Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for the fiscal year ended December 31, 2018 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,793,000.

The aggregate fees billed for the fiscal year ended December 31, 2017 for professional services rendered by PwC for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,826,200.

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $46,000 for the fiscal year ended December 31, 2018, and (ii) $0 for the fiscal year ended December 31, 2017. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended December 31, 2018, and (ii) $0 during the fiscal year ended December 31, 2017. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)	All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended December 31, 2018, and (ii) $0 during the fiscal year ended December 31, 2017.

(e)	Pre-Approval Policies and Procedures

(1)

The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Less than fifty percent of PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g)  All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal years ended December 31, 2018 and December 31, 2017 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $8.1 million for the fiscal year ended December 31, 2018, and (ii) $7.0 million for the fiscal year ended December 31, 2017.

(h) The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended December 31, 2018 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Code of Ethics

(a)(2)    Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)        Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis
President and Principal Executive Officer

Date:	February 25, 2019

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	February 25, 2019

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.